         As filed with the Securities and Exchange Commission on April 28, 2008.


                                                     Registration No. 333-138846
                                                                        811-4113

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 3


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 43


                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
        (formerly, The Manufacturers Life Insurance Company of New York)
                           (Exact name of Registrant)

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
        (formerly, The Manufacturers Life Insurance Company of New York)
                               (Name of Depositor)

                       100 Summit Lake Drive, Second Floor
                            Valhalla, New York 10595
              (Address of Depositor's Principal Executive Offices)

                                 (914) 773-0708
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                 John Hancock Life Insurance Company of New York
                               601 Congress Street
                                Boston, MA 02210
                     (Name and Address of Agent for Service)


                                    Copy to:
                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Suite 300 West
                                1300 I Street, NW


                            Washington, DC 20005-3306

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:


[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485



[X]  on April 28, 2008  pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on February 12, 2007 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                                 Prospectus Dated April 28, 2008


                               (JOHN HANCOCK LOGO)

                       Venture Vantage(R) Variable Annuity

This Prospectus describes interests in VENTURE VANTAGE(R) flexible Purchase Payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your Venture Vantage(R) variable annuity Contract for the name of your issuing Company.


VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC is the investment adviser to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio:


CAPITAL GUARDIAN TRUST COMPANY
   Income & Value Trust
   U.S. Large Cap Trust

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series)
   American Asset Allocation Trust
   American Bond Trust
   American Global Growth Trust

   American Global Small Capitalization Trust

   American Growth Trust
   American Growth-Income Trust

   American High-Income Bond Trust

   American International Trust
   American New World Trust

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust
   Fundamental Value Trust


DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")


   Real Estate Securities Trust(1)



FRANKLIN TEMPLETON INVESTMENTS CORP.


   International Small Cap Trust



GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

   International Core Trust

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust

LEGG MASON CAPITAL MANAGEMENT, INC.
   Core Equity Trust

MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities Trust

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
   High Income Trust

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (Adviser to the Franklin Templeton Founding Allocation Trust)

   American Fundamental Holdings Trust




   American Global Diversification Trust


   Franklin Templeton Founding Allocation Trust

   Index Allocation Trust
   Lifestyle Aggressive Trust
   Lifestyle Balanced Trust
   Lifestyle Conservative Trust


   Lifestyle Growth Trust
   Lifestyle Moderate Trust
   Mid Cap Index Trust
   Money Market Trust
   Pacific Rim Trust

MUNDER CAPITAL MANAGEMENT
   Small Cap Opportunities Trust

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust
   Total Return Trust

PZENA INVESTMENT MANAGEMENT, LLC
   Classic Value Trust


RCM CAPITAL MANAGEMENT LLC & T. ROWE PRICE ASSOCIATES, INC.

   Science & Technology Trust

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust
   Equity-Income Trust
   Health Sciences Trust
   Small Company Value Trust


TEMPLETON GLOBAL ADVISORS LIMITED



   International Value Trust

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust


VAN KAMPEN(3)

   Value Trust

WELLINGTON MANAGEMENT COMPANY, LLP
   Investment Quality Bond Trust
   Mid Cap Intersection Trust
   Mid Cap Stock Trust
   Natural Resources Trust
   Small Cap Growth Trust
   Small Cap Value Trust

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust
   Strategic Bond Trust
   U.S. Government Securities Trust


(1)  RREEF America L.L.C. provides sub-subadvisory services to DIMA.



(2) The Science & Technology Trust is subadvised by RCM Capital Management LLC and T. Rowe Price Associates, Inc. (3) Morgan Stanley Investment Management, Inc. doing business as Van Kampen.


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

We will add a "PAYMENT ENHANCEMENT" of at least 3% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9505
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505
(617) 663-3000 or           www.jhannuities.com
(800) 344-1029


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK


ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 551-2078


Venture Vantage(R) 2007

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS .............................................     1
II. OVERVIEW .............................................................     3
III. FEE TABLES ..........................................................     8
   EXAMPLES ..............................................................     9
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ...........................    15
ACCOUNTS, AND THE PORTFOLIOS .............................................    15
   THE COMPANIES .........................................................    15
   THE SEPARATE ACCOUNTS .................................................    16
   THE FUNDS .............................................................    16
   THE PORTFOLIOS ........................................................    16
   VOTING INTEREST .......................................................    23
V. DESCRIPTION OF THE CONTRACT ...........................................    24
   ELIGIBLE PLANS ........................................................    24
   ACCUMULATION PERIOD PROVISIONS ........................................    24
      Purchase Payments ..................................................    24
      Payment Enhancements ...............................................    25
      Accumulation Units .................................................    25
      Value of Accumulation Units ........................................    26
      Net Investment Factor ..............................................    26
      Transfers Among Investment Options .................................    26
      Maximum Number of Investment Options ...............................    27
      Telephone and Electronic Transactions ..............................    28
      Enhanced Transfer Services-Dollar Cost Averaging ...................    28
      Special Transfer Services-Asset Rebalancing Program ................    29
      Withdrawals ........................................................    29
      Special Withdrawal Services-The Income Plan ........................    30
      Death Benefit During Accumulation Period ...........................    30
   PAY-OUT PERIOD PROVISIONS .............................................    32
      General ............................................................    32
      Annuity Options ....................................................    32
      Determination of Amount of the First Variable Annuity Payment ......    35
      Annuity Units and the Determination of Subsequent Variable Annuity
         Payments ........................................................    35
      Transfers During Pay-out Period ....................................    36
      Death Benefit During Pay-out Period ................................    36
   OTHER CONTRACT PROVISIONS .............................................    36
      Right to Review ....................................................    36
      Ownership ..........................................................    36
      Annuitant ..........................................................    37
      Beneficiary ........................................................    37
      Modification .......................................................    37
      Our Approval .......................................................    37
      Misstatement and Proof of Age, Sex or Survival .....................    37
   FIXED INVESTMENT OPTIONS ..............................................    37
VI. OPTIONAL BENEFITS ....................................................    39
   GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS ...............    39
   OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ..............    40
   INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT
      RIDERS .............................................................    43
   FEATURES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ..............    44
      Income Plus for Life Series Definitions ............................    44
      Income Plus for Life - Joint Life (not available in New York or
         for non-Qualified Contracts in New Jersey) ......................    51
      Principal Plus for Life Series Definitions .........................    55
      Principal Plus for Life ............................................    56
      Principal Plus for Life Plus Automatic Annual Step-up ..............    60
   ANNUAL STEP DEATH BENEFIT .............................................    61
VII. CHARGES AND DEDUCTIONS ..............................................    62
   WITHDRAWAL CHARGES ....................................................    62
      Waiver of Applicable Withdrawal Charge - Confinement to Eligible
         Nursing Home ....................................................    63
   ANNUAL CONTRACT FEE ...................................................    63
   ASSET-BASED CHARGES ...................................................    63
      Daily Administration Fee ...........................................    63
      Mortality and Expense Risks Fee ....................................    64
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS ....................    64
   PREMIUM TAXES .........................................................    65
VIII. FEDERAL TAX MATTERS ................................................    66
   INTRODUCTION ..........................................................    66
   OUR TAX STATUS ........................................................    66
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................    66
   NON-QUALIFIED CONTRACTS ...............................................    67
      Undistributed Gains ................................................    67
      Taxation of Annuity Payments .......................................    67
      Surrenders, Withdrawals and Death Benefits .........................    67
      Taxation of Death Benefit Proceeds .................................    67
      Penalty Tax on Premature Distributions .............................    68
      Puerto Rico Non-Qualified Contracts ................................    68
      Diversification Requirements .......................................    68
   QUALIFIED CONTRACTS ...................................................    69
      Penalty Tax on Premature Distributions .............................    70
      Rollovers and Transfers ............................................    70
      Loans ..............................................................    71
      Puerto Rico Contracts Issued to Fund Retirement Plans ..............    71
   SEE YOUR OWN TAX ADVISER ..............................................    72
IX. GENERAL MATTERS ......................................................    73
   ASSET ALLOCATION SERVICES .............................................    73
   RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM ..............    73
   DISTRIBUTION OF CONTRACTS .............................................    73
      Standard Compensation ..............................................    73
      Revenue Sharing and Additional Compensation ........................    74
      Differential Compensation ..........................................    74
      Contracts Sold Directly Without Payment of Any Sales Compensation ..    74
   CONFIRMATION STATEMENTS ...............................................    75
   REINSURANCE ARRANGEMENTS ..............................................    75
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE .................   A-1
APPENDIX B: GUARANTEED MINIMUM WITHDRAWAL BENEFIT EXAMPLES ...............   B-1
APPENDIX C: QUALIFIED PLAN TYPES .........................................   C-1

APPENDIX D: EXAMPLES OF PAYMENT ENHANCEMENT CALCULATIONS .................   D-1
APPENDIX E: ADDITIONAL AVAILABILITY OF GUARANTEED ........................   E-1
MINIMUM WITHDRAWAL BENEFIT RIDERS ........................................   E-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES ...........................   U-1

We provide additional information about the Contract and the Separate Account, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in a Statement of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contracts and the Separate Account. We list the table of contents of the Statement of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents


General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
Legal and Regulatory Matters .............................................     4
Appendix A: Audited Financial Statements .................................   A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents


General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
Legal and Regulatory Matters .............................................     4
Appendix A: Audited Financial Statements .................................   A-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.


ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.



ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.



ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.



ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the service office, 164 Corporate Drive, Portsmouth, NH 038012-6815.



ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.


ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The combination fixed and variable annuity contract offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.


CONTRACT VALUE: The total of the Investment Account values and, if applicable, any loan amount attributable to the Contract.


CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.


FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.


FIXED INVESTMENT OPTION: An Investment Option in which the Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.


GENERAL ACCOUNT: All of our assets, other than assets in the Separate Account and any other separate accounts we may maintain.


INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).


MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.


NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date .



PORTFOLIO: A series of a registered open-end investment management company which corresponds to a Variable Investment Option.


PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.


SUB-ACCOUNT: A Sub-Account of the Separate Account. Each Sub-Account invests in shares of a specific Portfolio.



UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that have been taken to date.


VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.


VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.



WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?


The Contract is a flexible Purchase Payment deferred combination fixed and variable annuity contract between you and the Company. "Deferred" means payments by the Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and annuity payments on a variable and/or fixed basis.


WHAT IS A PAYMENT ENHANCEMENT?


We will add a "Payment Enhancement" of at least 3% of each Purchase Payment that you make under your Contract. We are currently offering higher promotional rates on Payment Enhancements for initial and subsequent Purchase Payments. The current promotional Payment Enhancement Rate is 6.0%. We may terminate the promotional Payment Enhancements at any time. Initial and subsequent payments that do not receive a promotional Payment Enhancement will receive the guaranteed Payment Enhancement rate shown in the table in the section entitled "V. Description of the Contract - Payment Enhancement." The Payment Enhancement is funded from our General Account. The Payment Enhancement is allocated among Investment Options in the same proportion as your Purchase Payment. The amount returned if you exercise your right to return the Contract during the "right to review" period is reduced by any Payment Enhancements. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.


WHO IS ISSUING MY CONTRACT?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit and an optional death benefit, a choice of optional guaranteed minimum withdrawal benefits, annuity payments and tax-deferred treatment of earnings.

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. WHEN YOU PURCHASE A CONTRACT FOR ANY TAX-QUALIFIED RETIREMENT PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A CONTRACT FOR A QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS, PROTECTION THROUGH LIVING AND DEATH BENEFITS, AND GUARANTEED FEES.

We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period." For Contracts issued outside of New York, if a Contract Owner dies, we have the right to deduct any Payment Enhancements applied to the Contract in the 12 month period prior to the date of death. However, we are currently waiving this right. Reference to "Payment Enhancements" in this paragraph refers to the original amount of Payment Enhancements; earnings attributable to Payment Enhancements will not be deducted from the death benefit paid.

For an additional fee, you may elect an optional death benefit called the "Annual Step Death Benefit." The Contract also offers a choice of optional guaranteed minimum withdrawal benefits for an additional fee. We provide more information about these optional benefits in this Prospectus under "VI. Optional Benefits."


We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Contract's Annuity Commencement Date, the Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.


HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time.



                                    MINIMUM ADDITIONAL
 MINIMUM INITIAL PURCHASE PAYMENT    PURCHASE PAYMENT
             $10,000                        $30


If a Purchase Payment causes your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.


WHAT CHARGES DO I PAY UNDER THE CONTRACT?



Your Contract has an annual Contract fee of $40. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to any assets you have in a Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.



If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date, or if you surrender your Contract in its entirety for cash prior to the Maturity Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.


WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.


VARIABLE INVESTMENT OPTIONS. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.



Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your broker-dealer.


FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available, but we may make a DCA Fixed Investment Option from time to time. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.


The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.



In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the "1940 Act") to detect and deter abusive short term trading. Accordingly, a Fund may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.


WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACT?

For the additional charge shown in the Fee Tables, you may elect a Rider offering optional benefits. The availability of the Riders may vary by state.

Guaranteed Minimum Withdrawal Benefit Riders


Each of our optional guaranteed minimum withdrawal benefit Riders guarantees that you will be able to make withdrawals in an amount and over a period of time specified in your Rider, regardless of your Contract's investment performance. For more details, see "VI. Optional Benefits." The guaranteed minimum withdrawal benefit Riders offered under the Contract are:


     -    Income Plus for Life, or


     - Income Plus for Life - Joint Life (not available in New York or for Non-Qualified Contracts in New Jersey, or


     -    Principal Plus for Life, or

     -    Principal Plus for Life Plus Automatic Annual Step-up

You may elect to purchase any one of these optional benefit Riders, if available in your state. You may only elect one guaranteed minimum withdrawal benefit Rider. You may not be age 81 or over to purchase Income Plus for Life, and the older of you and your spouse must not be age 81 or over to purchase Income Plus for Life - Joint Life. You may not be age 81 or older to purchase Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up.


We designed the guaranteed minimum withdrawal benefit Riders to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live, even after your Contract Value reduces to zero. You may extend this benefit to cover the lifetimes of you and your spouse by selecting our Income Plus for Life - Joint Life Rider.



In addition, our Principal Plus for Life Series Riders (i.e., Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up) guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed

Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not include Purchase Payment amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.


Under any of our Income Plus for Life Series Riders (i.e., Income Plus for Life and Income Plus for Life - Joint Life) or Principal Plus for Life Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if your annual withdrawals (including any applicable withdrawal charges):


     - exceed the Lifetime Income Amount in any year after the Lifetime Income Date, or

     -    exceed certain limits, that vary by Rider, before the Lifetime Income
          Date.

Similarly, if your withdrawals (including any applicable withdrawal charges) exceed the Guaranteed Withdrawal Amount in any year, we may reduce the Guaranteed Withdrawal Amount that we guarantee for future withdrawals.


YOU COULD LOSE BENEFITS IF YOUR WITHDRAWAL AMOUNTS EXCEED THE LIMITS SPECIFIED IN A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. WE MAY REDUCE THE LIFETIME INCOME AMOUNT IF YOU TAKE ANY WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE. YOU WILL LOSE THE LIFETIME INCOME AMOUNT IF YOUR WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING "BENEFIT BASE" OR "GUARANTEED WITHDRAWAL BALANCE" (SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS" ON PAGE 39) TO ZERO.



For the Income Plus for Life Series Riders, the initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($5 million). We will increase the Benefit Base (for the Income Plus for Life Series Riders) or Guaranteed Withdrawal Balance (for the Principal Plus for Life Series Riders) by a Bonus that varies by the Rider you select, if you choose not to make any withdrawals at all during certain Contract Years. We also may increase or "Step-up" the guaranteed minimum withdrawal benefit amounts on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee, depending on the Rider, by making additional Purchase Payments that we accept. WE IMPOSE SPECIAL LIMITS ON ADDITIONAL PURCHASE PAYMENTS AFTER THE INITIAL PURCHASE PAYMENT FOR CONTRACTS ISSUED WITH ANY OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS.



We will pay withdrawal benefits automatically during a guaranteed minimum withdrawal benefit Rider's "Settlement Phase" that we describe in "VI. Optional Benefits."



IF YOU ELECT TO PURCHASE ANY ONE OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THESE BENEFITS. WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with any of the guaranteed minimum withdrawal benefit Riders in "VI. Optional Benefits".)



The Automatic Annual Step-up version of the Principal Plus for Life Rider enhances the guarantees we provide in the standard Principal Plus for Life Rider for the additional fee described in the Fee Tables.


THE AMOUNT THAT MAY BE PROVIDED BY MORE FREQUENT "STEP-UP" DATES UNDER THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP RIDER, MAY, OVER TIME, BE MORE THAN OFFSET BY THE ADDITIONAL FEE ASSOCIATED WITH THIS RIDER COMPARED TO THE PRINCIPAL PLUS FOR LIFE RIDER. For additional information on these Riders, please see the section entitled "VI. Optional Benefits."


Annual Step Death Benefit Rider


You may elect to purchase the optional Annual Step Death Benefit Rider, if available in your state, whether or not you purchase a guaranteed minimum withdrawal benefit Rider. Under the Annual Step Death Benefit Rider, we guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step Death Benefit is available only at Contract issue and cannot be revoked once elected. You may not purchase the Annual Step Death Benefit Rider, however, if you (or any joint Owner) have attained age 80.


WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?


In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options; and


     -    certain ownership changes.


How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.


A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.



IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.


We provide additional information on taxes in "VIII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?


In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation and increased by any charges for premium taxes deducted by us to that date and decreased by any Payment Enhancement. In some states, or if your Contract is issued as an "IRA," you will receive a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract or acceptable written notification.


WILL I RECEIVE A CONFIRMATION STATEMENT?


We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables


The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a Venture Vantage(R) Contract. These fees are more completely described in this Prospectus under "Charges and Deductions." The items listed under "Total Annual Fund Operating Expenses" are described in detail in the Portfolio's prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).


THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)
                   JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK

MAXIMUM WITHDRAWAL CHARGE(2)
(as percentage of Purchase Payments)
    First Year                         8.5%
    Second Year                        8.5%
    Third Year                           8%
    Fourth Year                          7%
    Fifth Year                           6%
    Sixth Year                           5%
    Seventh Year                         4%
    Eighth Year                          3%
    Ninth Year                           2%
    Thereafter                           0%

TRANSFER FEE(3)
    Maximum Fee                        $25
    Current Fee                        $ 0


(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (See "VII. Charges and Deductions - Premium Taxes").


(2) This charge is taken on a first-in first-out basis upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.


THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.


               PERIODIC FEES AND EXPENSES OTHER THAN FUND EXPENSES


ANNUAL CONTRACT FEE(1)                        $40

ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)
Mortality and Expense Risks Fee                 1.25%
Daily Administration Fee (asset based)          0.30%
                                               -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES          1.55%
 (With No Optional Riders Reflected)

OPTIONAL BENEFITS
FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step Death Benefit Fee          0.20%
                                               -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)       1.75%


(1) The $40 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.

(2)  A daily charge reflected as a percentage of the Variable Investment
     Options.

(3) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the optional Annual Step Death Benefit Fee.

                                        INCOME PLUS FOR      PRINCIPAL PLUS FOR
                                     LIFE - JOINT  LIFE(2)        LIFE PLUS
                   INCOME PLUS FOR     (NOT AVAILABLE IN      AUTOMATIC ANNUALP   RINCIPAL PLUS FOR
                       LIFE(1)             NEW YORK)             STEP-UP(3)            LIFE(4)
                   ---------------   ---------------------   ------------------   -----------------
Maximum Fee             1.20%                1.20%                  1.20%               0.75%
Current Fee             0.60%                0.60%                  0.60%               0.40%



     The current charge for the Income Plus for Life Rider is 0.40% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 0.75% if the Benefit Base is "Stepped-up" to equal the Contract Value.



(2) The current charge for the Income Plus for Life - Joint Life Rider is 0.65% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is Stepped-up to equal the Contract Value.



(3) The current charge for the Principal Plus for Life Plus Automatic Annual Step-up Rider is 0.60% of the Adjusted Guaranteed Withdrawal Benefit amount. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Benefit amount is Stepped-up to equal the Contract Value.



(4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Benefit amount. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Benefit amount is Stepped-up to equal the Contract Value.



THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                        MINIMUM   MAXIMUM
-----------------------------------------                        -------   -------
Range of expenses that are deducted from Portfolio assets,
including management fees, Rule 12b-1 fees, and other expenses    0.74%     1.60%


EXAMPLES


We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH OPTIONAL BENEFIT RIDERS



The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



JOHN HANCOCK USA
CONTRACT WITH INCOME PLUS FOR LIFE AND ANNUAL STEP DEATH BENEFIT



                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
EXAMPLE 1:  MAXIMUM PORTFOLIO OPERATING EXPENSES- CONTRACT
WITH OPTIONAL BENEFIT RIDERS
If you surrender the Contract at the end of the applicable
time period:                                                      $1,246   $2,168    $2,983    $5,063
If you annuitize, or do not surrender the Contract at the end
of the applicable time period:                                    $  468   $1,432    $2,431    $5,063



EXAMPLE 2: MINIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH NO OPTIONAL BENEFIT RIDERS



The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



JOHN HANCOCK USA
CONTRACT WITH NO OPTIONAL BENEFIT RIDERS                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------                         ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
time period:                                                     $1,022    $1,506    $1,834    $2,637
If you annuitize, or do not surrender the Contract at the end
of the applicable time period:                                   $  234    $  721    $1,234    $2,637

THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").



                                                DISTRIBUTION               ACQUIRED                       CONTRACTUAL      NET
                                                 AND SERVICE    OTHER   PORTFOLIO FEES  TOTAL OPERATING     EXPENSE     OPERATING
PORTFOLIO/SERIES                MANAGEMENT FEE  (12B-1) FEES  EXPENSES   AND EXPENSES     EXPENSES (1)   REIMBURSEMENT   EXPENSES
----------------                --------------  ------------  --------  --------------  ---------------  -------------  ---------
AMERICAN FUNDAMENTAL
   HOLDINGS(2)(18)
Series II                            0.05%          0.75%       0.04%        0.40%           1.24%           0.05%        1.19%
AMERICAN GLOBAL
   DIVERSIFICATION(2,18)
Series II                            0.05%          0.75%       0.04%        0.63%           1.47%           0.05%        1.42%
BLUE CHIP GROWTH (11,12)
Series II                            0.81%          0.25%       0.02%        0.00%           1.08%           0.00%        1.08%
CAPITAL APPRECIATION(4)
Series II                            0.73%          0.25%       0.04%        0.00%           1.02%           0.00%        1.02%
CLASSIC VALUE(4)
Series II                            0.80%          0.25%       0.07%        0.00%           1.12%           0.00%        1.12%
CORE EQUITY(4)
Series II                            0.77%          0.25%       0.04%        0.00%           1.06%           0.00%        1.06%
EQUITY-INCOME (11,12)
Series II                            0.81%          0.25%       0.03%        0.00%           1.09%           0.00%        1.09%
FINANCIAL SERVICES(4)
Series II                            0.81%          0.25%       0.05%        0.00%           1.11%           0.00%        1.11%
FRANKLIN TEMPLETON FOUNDING
   ALLOCATION(6)
Series II                            0.05%          0.25%       0.03%        0.86%           1.19%           0.05%        1.14%
FUNDAMENTAL VALUE(4)
Series II                            0.76%          0.25%       0.04%        0.00%           1.05%           0.00%        1.05%
GLOBAL ALLOCATION(4)
Series II                            0.85%          0.25%       0.11%        0.05%           1.26%           0.00%        1.26%
GLOBAL BOND(4)
Series II                            0.70%          0.25%       0.11%        0.00%           1.06%           0.00%        1.06%
HEALTH SCIENCES (4,5)
Series II                            1.05%          0.25%       0.09%        0.00%           1.39%           0.00%        1.39%
HIGH INCOME(4)
Series II(2)                         0.68%          0.25%       0.04%        0.00%           0.97%           0.00%        0.97%
HIGH YIELD(4)
Series II                            0.66%          0.25%       0.04%        0.00%           0.95%           0.00%        0.95%
INCOME & VALUE(4)
Series II                            0.80%          0.25%       0.06%        0.00%           1.11%           0.00%        1.11%
INDEX ALLOCATION(6)
Series II                            0.05%          0.25%       0.03%        0.53%           0.86%           0.06%        0.80%
INTERNATIONAL CORE(4)
Series II                            0.89%          0.25%       0.13%        0.00%           1.27%           0.00%        1.27%
INTERNATIONAL OPPORTUNITIES(4)
Series II                            0.87%          0.25%       0.12%        0.00%           1.24%           0.00%        1.24%
INTERNATIONAL SMALL CAP(4)
Series II                            0.91%          0.25%       0.21%        0.00%           1.37%           0.00%        1.37%
INTERNATIONAL VALUE(5,11)
Series II                            0.81%          0.25%       0.16%        0.00%           1.22%           0.02%        1.20%
INVESTMENT QUALITY BOND(4)
Series II                            0.59%          0.25%       0.07%        0.00%           0.91%           0.00%        0.91%

                                                DISTRIBUTION               ACQUIRED                       CONTRACTUAL      NET
                                                 AND SERVICE    OTHER   PORTFOLIO FEES  TOTAL OPERATING     EXPENSE     OPERATING
PORTFOLIO/SERIES                MANAGEMENT FEE  (12B-1) FEES  EXPENSES   AND EXPENSES     EXPENSES (1)   REIMBURSEMENT   EXPENSES
----------------                --------------  ------------  --------  --------------  ---------------  -------------  ---------
LIFESTYLE AGGRESSIVE
Series II                            0.04%          0.25%       0.02%        0.87%           1.18%           0.00%        1.18%
LIFESTYLE BALANCED
Series II                            0.04%          0.25%       0.02%        0.82%           1.13%           0.00%        1.13%
LIFESTYLE CONSERVATIVE
Series II                            0.04%          0.25%       0.02%        0.76%           1.07%           0.00%        1.07%
LIFESTYLE GROWTH
Series II                            0.04%          0.25%       0.02%        0.85%           1.16%           0.00%        1.16%
LIFESTYLE MODERATE
Series II                            0.04%          0.25%       0.02%        0.80%           1.11%           0.00%        1.11%
MID CAP INDEX(11,17)
Series II                            0.47%          0.25%       0.03%        0.00%           0.75%           0.01%        0.74%
MID CAP INTERSECTION(4)
Series II                            0.87%          0.25%       0.06%        0.00%           1.18%           0.00%        1.18%
MID CAP STOCK(4)
Series II                            0.84%          0.25%       0.05%        0.00%           1.14%           0.01%        1.13%
MONEY MARKET(4)
Series II                            0.48%          0.25%       0.03%        0.00%           0.76%           0.01%        0.75%
NATURAL RESOURCES(4)
Series II                            1.00%          0.25%       0.08%        0.00%           1.33%           0.00%        1.33%
PACIFIC RIM(4)
Series II                            0.80%          0.25%       0.27%        0.00%           1.32%           0.01%        1.31%
REAL ESTATE SECURITIES(4)
Series II                            0.70%          0.25%       0.03%        0.00%           0.98%           0.00%        0.98%
SCIENCE & TECHNOLOGY (11,12)
Series II                            1.05%          0.25%       0.09%        0.00%           1.39%           0.00%        1.39%
SMALL CAP GROWTH(4)
Series II                            1.07%          0.25%       0.06%        0.00%           1.38%           0.01%        1.37%
SMALL CAP OPPORTUNITIES(4)
Series II                            0.99%          0.25%       0.04%        0.00%           1.28%           0.00%        1.28%
SMALL CAP VALUE(4)
Series II                            1.06%          0.25%       0.05%        0.00%           1.36%           0.00%        1.36%
SMALL COMPANY VALUE (4,5)
Series II                            1.02%          0.25%       0.04%        0.00%           1.31%           0.00%        1.31%
STRATEGIC BOND(4)
Series II                            0.67%          0.25%       0.07%        0.00%           0.99%           0.00%        0.99%
TOTAL RETURN(4,7,11)
Series II                            0.69%          0.25%       0.06%        0.00%           1.00%           0.00%        1.00%
U.S. GOVERNMENT SECURITIES(4)
Series II                            0.61%          0.25%       0.07%        0.00%           0.93%           0.00%        0.93%
U.S. LARGE CAP(4)
Series II                            0.82%          0.25%       0.03%        0.00%           1.10%           0.00%        1.10%
VALUE(4)
Series II                            0.74%          0.25%       0.04%        0.00%           1.03%           0.00%        1.03%

                                                        FEEDER FUND                                         MASTER FUND
                            ------------------------------------------------------------------ -------------------------------------
                                                                                                                              TOTAL
                                                                                                                     TOTAL   MASTER
                                                                                                                    MASTER  FUND AND
                                                               TOTAL                    NET                        FUND AND   NET
                                       DISTRIBUTION          OPERATING  CONTRACTUAL  PORTFOLIO                      FEEDER   FEEDER
                            MANAGEMENT  AND SERVICE   OTHER   EXPENSES    EXPENSE    OPERATING MANAGEMENT  OTHER     FUND     FUND
PORTFOLIO/SERIES               FEES    (12B-1) FEES EXPENSES    (1)    REIMBURSEMENT  EXPENSES  FEES (12) EXPENSES EXPENSES EXPENSES
----------------            ---------- ------------ -------- --------- ------------- --------- ---------- -------- -------- --------
AMERICAN ASSET
   ALLOCATION(13)
Series II                      0.00%       0.75%      0.04%    0.79%       0.01%        0.78%     0.31%     0.01%    1.11%    1.10%
AMERICAN BOND(13)
Series II                      0.00%       0.75%      0.02%    0.77%       0.00%        0.77%     0.40%     0.01%    1.18%    1.18%
AMERICAN GLOBAL
   GROWTH(13)
Series II                      0.00%       0.75%      0.06%    0.81%       0.03%        0.78%     0.53%     0.02%    1.36%    1.33%
AMERICAN GLOBAL
   SMALL CAPITALIZATION(13)
Series II                      0.00%       0.75%      0.11%    0.86%       0.08%        0.78%     0.70%     0.03%    1.59%    1.51%
AMERICAN GROWTH
Series II                      0.00%       0.75%      0.02%    0.77%       0.00%        0.77%     0.32%     0.01%    1.10%    1.10%
AMERICAN
   GROWTH-INCOME
Series II                      0.00%       0.75%      0.02%    0.77%       0.00%        0.77%     0.26%     0.01%    1.04%    1.04%
AMERICAN HIGH-
   INCOME BOND(13)
Series II                      0.00%       0.75%      0.21%    0.96%       0.18%        0.78%     0.47%     0.01%    1.44%    1.26%
AMERICAN
   INTERNATIONAL
Series II                      0.00%       0.75%      0.02%    0.77%       0.00%        0.77%     0.49%     0.03%    1.29%    1.29%
AMERICAN NEW
   WORLD(13)
Series II                      0.00%       0.75%      0.13%    0.88%       0.10%        0.78%     0.76%     0.06%    1.70%    1.60%



(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Fund Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Underlying Portfolio's prospectus, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.



(2) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses that are expected to be incurred over the next year.



(3) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.



(4) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.



(5) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, and Small Company Value Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.



(6) The Adviser has contractually agreed to limit Portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fee and other operating expenses of the Underlying Portfolio but exclude 12b-1fees, Underlying Portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(7) The "Other Expenses" reflect estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.



(8) The Adviser has contractually agreed to reimburse expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses include all expenses of the Portfolio except Rule 12b-1 fees, Underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.



(9) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser (after payment of the subadvisory fees for the Portfolio) does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.

(10) The Adviser has agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. These voluntary expense limitations may be terminated at any time.



(11) The advisory fees rate shown reflects the new tier schedule that is currently in place.



(12) Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.



(13) The Adviser has contractually limited other portfolio level expenses to 0.03% until May 1, 2010. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.





A Table of Accumulation Unit Values relating to the Contract is included in "Appendix U" to this Prospectus.

LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of the Separate Account may be found in the Statement of Additional Information.

                 IV. General Information about Us, the Separate
                          Accounts, and the Portfolios


THE COMPANIES


We are a subsidiary of Manulife Financial Corporation.


Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.


John Hancock USA, formerly "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.



John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.


The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

AAA                 Extremely strong financial security characteristics;
Standard & Poor's   1st category of 21
A++                 Superior companies have a very strong ability to meet their obligations;
A.M. Best           1st category of 16
AA+                 Very strong capacity to meet policyholder and contract obligations;
Fitch               2nd category of 24

John Hancock USA has also received the following rating from Moody's:


Aa1                 Excellent in financial strength;
Moody's             2nd category of 21


These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Fund.

With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claim pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all fixed annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

- the liability to pay contractual claims under the contracts is assumed by another insurer; or

- we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.

When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.



THE SEPARATE ACCOUNTS


We use our Separate Accounts to support the Variable Investment Options you choose.


You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. The Separate Account's assets (including the Portfolio's shares) belong to the Company.


For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its Contracts. The merger had no other effects on the terms and conditions of Contracts issued prior to January 1, 2002.


For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against the Separate Account without regard to the Company's other income, gains, or losses. Nevertheless, all obligations arising under the Company's Contracts are general corporate obligations of the Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Account with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS


When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Trust (the "Underlying Portfolios").



THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.


Investment Management


The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.


The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).


Portfolio Expenses



The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides (see "Distribution of Contracts" in "IX. General Matters"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.


Funds-of-Funds and Master-Feeder Funds


Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Funds ("JHT Funds of Funds") is a "fund-of funds" that invest in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.



Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World Trust ("JHT American Fund Portfolios") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.



Portfolio Investment Objectives and Strategies



You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see VI. Optional Benefits).


CAPITAL GUARDIAN TRUST COMPANY
   Income & Value Trust                           Seeks the balanced accomplishment of (a) conservation of
                                                  principal and (b) long-term growth of capital and income. To do this, the Portfolio invests its assets in both equity and fixed income securities based on the expected returns of the portfolios.

   U.S. Large Cap Trust                           Seeks long-term growth of capital and income. To do this,
                                                  the Portfolio invests at least 80% of its net assets in
                                                  equity and equity-related securities of quality large-cap
                                                  U.S. companies that will outperform their peers over time.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series) - ADVISER TO MASTER FUND

   American Asset Allocation Trust                Seeks to provide high total return (including income and
                                                  capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American
                                                  Funds Insurance Series Asset Allocation Fund, which invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

   American Bond Trust                            Seeks to maximize current income and preserve capital. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series
                                                  Bond Fund, which invests at least 80% of its assets in
                                                  bonds, with at least 65% in investment-grade debt securities and up to 35% in lower rated fixed income securities.

   American Global Growth Trust                   Seeks to make shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series
                                                  Global Growth Fund, which invests primarily in common stocks of companies located around the world.

   American Global Small Capitalization Trust     Seeks to make the shareholders' investment grow over time.
                                                  To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance
                                                  Series Global Small Capitalization Fund, which invests
                                                  primarily in stocks of smaller companies located around the world.

   American Growth Trust                          Seeks to make the shareholders' investment grow. To do this, the Portfolio invests all of its assets in the master fund,
                                                  Class 1 shares of the American Funds Insurance Series Growth
                                                  Fund, which invests primarily in common stocks of companies that appear to offer superior opportunities for growth of
                                                  capital.

   American Growth-Income Trust                   Seeks to make the shareholders' investments grow and to
                                                  provide the shareholder with income over time. To do this, the Portfolio invests all of its assets in the master fund,
                                                  Class 1 shares of the American Funds Insurance Series
                                                  Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for
                                                  appreciation and/or dividends.

   American High-Income Bond Trust                Seeks to provide a high level of current income and,
                                                  secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series High-Income Bond
                                                  Fund, which invests at least 65% of its assets in higher
                                                  yielding and generally lower quality debt securities.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series)  - ADVISER TO MASTER
FUND - CONTINUED

   American International Trust                   Seeks to make the shareholders' investment grow. To do this, the Portfolio invests all of its assets in the master fund,
                                                  Class 1 shares of the American Funds Insurance Series
                                                  International Fund, which invests primarily in common stocks of companies located outside the United States.

   American New World Trust                       Seeks to make the shareholders' investment grow over time.
                                                  To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance
                                                  Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with
                                                  developing economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust                       Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are
                                                  principally engaged in financial services.

   Fundamental                                    Value Trust Seeks growth of capital. To do this, the
                                                  Portfolio invests primarily in common stocks of U.S.
                                                  companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA") (1)
   Real Estate Securities Trust                   Seeks to achieve a combination of long-term capital
                                                  appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

FRANKLIN TEMPLETON INVESTMENTS CORP.
   International Small Cap Trust                  Seeks long-term capital appreciation. To do this, the Fund invests at least 80% of its net assets in securities issued by foreign small-cap companies including in emerging
                                                  markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust                       Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the
                                                  U.S.

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust                     Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and
                                                  equity-related securities of companies that are attractively valued and have above-average growth prospects.

LEGG MASON CAPITAL MANAGEMENT, INC.
   Core Equity Trust                              Seeks long-term capital growth. To do this, the Portfolio
                                                  invests at least 80% of its net assets in equity securities that offer the potential for capital growth by purchasing
                                                  securities at large discounts relative to their intrinsic
                                                  value.

MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities Trust              Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in common stocks of at least three different foreign companies of any size that are selected for their long-term growth potential.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (2)
   American Fundamental Holdings Trust            Seeks long term growth of capital. To do this, the Portfolio invests primarily in four funds of the American Funds
                                                  Insurance Series: Bond Fund, Growth Fund, Growth-Income
                                                  Fund, and International Fund. The Portfolio is permitted to invest in six other funds of the American Funds Insurance
                                                  Series as well as other funds, investment companies, and
                                                  other types of investments.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED 2 - CONTINUED
   American Global Diversification Trust          Seeks long term growth of capital. To do this, the Portfolio invests primarily in five funds of the American Funds
                                                  Insurance Series: Bond Fund, Global Growth Fund, Global
                                                  Small Capitalization Fund, High-Income Bond Fund, and New
                                                  World Fund. The Portfolio is permitted to invest in five
                                                  other funds of the American Funds Insurance Series as well as other funds, investment companies, and other types of
                                                  investments.

   Franklin Templeton Founding Allocation Trust   Seeks long-term growth of capital. To do this, the Fund
                                                  invests primarily in three Underlying Portfolios: Global
                                                  Trust, Income Trust and Mutual Shares Trust. The Portfolio
                                                  is a fund of funds and is also authorized to invest in other
                                                  Underlying Portfolios and investment companies.

   Index Allocation Trust                         Seeks long term growth of capital. Current income is also a consideration. To do this, the Portfolio invests
                                                  approximately 70% of its total assets in Underlying
                                                  Portfolios which invest primarily in equity securities and approximately 30% of its total assets in Underlying
                                                  Portfolios which invest primarily in fixed income
                                                  securities.

   Lifestyle Aggressive Trust                     Seeks long-term growth of capital. Current income is not a consideration. To do this, the Portfolio invests 100% of its assets in Underlying Portfolios which invest primarily in
                                                  equity securities.

   Lifestyle Balanced Trust                       Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                  capital. To do this, the Portfolio invests approximately 40%
                                                  of its assets in Underlying Portfolios which invest
                                                  primarily in fixed income securities, and approximately 60%
                                                  in Underlying Portfolios which invest primarily in equity
                                                  securities.

   Lifestyle Conservative Trust                   Seeks a high level of current income with some consideration given to growth of capital. To do this, the Portfolio
                                                  invests approximately 80% of its assets in Underlying
                                                  Portfolios which invest primarily in fixed income
                                                  securities, and approximately 20% in Underlying Portfolios which invest primarily in equity securities.

   Lifestyle Growth Trust                         Seeks long-term growth of capital. Current income is also a consideration. To do this, the Portfolio invests
                                                  approximately 20% of its assets in Underlying Portfolios
                                                  which invest primarily in fixed income securities, and
                                                  approximately 80% in Underlying Portfolios which invest
                                                  primarily in equity securities.

   Lifestyle Moderate Trust                       Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To do this, the Portfolio invests approximately 60% of its assets in Underlying Portfolios which invest primarily in fixed
                                                  income securities, and approximately 40% in Underlying
                                                  Portfolios which invest primarily in equity securities.

   Mid Cap Index Trust                            Seeks to approximate the aggregate total return of a mid cap
                                                  U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400(R) index(3) and securities that as a group behave in a manner similar to the index.

   Money Market Trust                             Seeks to obtain maximum current income consistent with
                                                  preservation of principal and liquidity. To do this, the
                                                  Portfolio invests in high quality, U.S. dollar denominated money market instruments.

   Pacific Rim Trust                              Seeks to achieve long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net assets in
                                                  common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the
                                                  Pacific Rim region, including emerging markets that have
                                                  attractive long-term prospects for growth of capital.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
   High Income Trust                              Seeks high current income; capital appreciation is a
                                                  secondary goal. To do this, the Portfolio invests at least
                                                  80% of its net assets in U.S. and foreign fixed-income
                                                  securities that are rated BB/Ba or lower or are unrated
                                                  equivalents.

MUNDER CAPITAL MANAGEMENT
   Small Cap Opportunities Trust                  Seeks long-term capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets in equity securities of small-capitalization companies.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                              Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the
                                                  Portfolio invests at least 80% of its net assets in fixed
                                                  income instruments, futures contracts (including related
                                                  options) with respect to such securities and options on such securities.

   Total Return Trust                             Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the
                                                  Portfolio invests at least 65% of its total assets in a
                                                  diversified Portfolio of fixed income instruments of varying maturities, which may be represented by forwards or
                                                  derivatives.

PZENA INVESTMENT MANAGEMENT, LLC
   Classic Value Trust                            Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its assets in domestic equity
                                                  securities of companies that are currently undervalued
                                                  relative to the market, based on estimated future earnings and cash flow.

RCM CAPITAL MANAGEMENT LLC & T. ROWE PRICE ASSOCIATES, INC.
   Science & Technology Trust                     Seeks long-term growth of capital. Current income is
                                                  incidental to the Portfolio's objective. To do this, the
                                                  Portfolio invests at least 80% of its net assets in the
                                                  common stocks of companies expected to benefit from the
                                                  development, advancement, and/or use of science and
                                                  technology.

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust                         Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well
                                                  established in their industries.

   Equity-Income Trust                            Seeks to provide substantial dividend income and also
                                                  long-term capital appreciation. To do this, the Portfolio
                                                  invests at least 80% of its net assets in equity securities, with 65% in common stocks of well-established companies
                                                  paying above-average dividends.

   Health Sciences Trust                          Seeks long-term capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development,
                                                  production, or distribution of products or services related to health care, medicine, or the life sciences.

   Small Company Value Trust                      Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in small companies
                                                  whose common stocks are believed to be undervalued.

TEMPLETON INVESTMENT COUNSEL, LLC (4)
   International Value Trust                      Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity
                                                  securities of companies located outside the U.S., including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust                        Seeks total return, consisting of long-term capital
                                                  appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers
                                                  located within and outside the U.S. based on prevailing
                                                  market conditions.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
   Value Trust                                    Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable
                                                  risk. To do this, the Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
   Investment Quality Bond Trust                  Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in
                                                  bonds rated investment grade. focusing on corporate bonds
                                                  and U.S. government bonds with intermediate to longer term maturities.

   Mid Cap Intersection Trust                     Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital
                                                  appreciation potential.

   Mid Cap Stock Trust                            Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital
                                                  appreciation potential.

   Natural Resources Trust                        Seeks long-term total return. To do this, the Portfolio
                                                  invests at least 80% of its net assets in equity and
                                                  equity-related securities of natural resource-related
                                                  companies worldwide, including emerging markets.

   Small Cap Growth Trust                         Seeks long-term capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets in
                                                  small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

   Small Cap Value Trust                          Seeks long-term capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets in
                                                  small-cap companies that are believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust                               Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable
                                                  risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate
                                                  bonds, preferred stocks and U.S. Government and foreign
                                                  securities.

   Strategic Bond Trust                           Seeks a high level of total return consistent with
                                                  preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in fixed income securities
                                                  across a range of credit qualities and may invest a
                                                  substantial portion of its assets in obligations rated below investment grade.

   U.S.Government Securities Trust                Seeks to obtain a high level of current income consistent
                                                  with preservation of capital and maintenance of liquidity.
                                                  To do this, the Portfolio invests at least 80% of its net
                                                  assets in debt obligations and mortgage-backed securities
                                                  issued or guaranteed by the U.S. government, its agencies or instrumentalities.



(1) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.


(2) DIMA provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.


(3) "S&P MidCap 400(R)" is a trademark of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the mid cap range for the S&P MidCap 400(R) was $302 million to $11.13 billion.



(4) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

VOTING INTEREST

You instruct us how to vote Fund shares.


We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. A potential effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.



During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.



During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "Qualified Retirement Plans"). We also designed the Contract so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.


We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan unless, (a) we previously issued Contracts to that retirement plan and (b) the Purchase Payments to the new Contract are sent to us directly by your employer or the plan's administrator. We will not knowingly accept transfers from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a Section 403(b) Qualified Plan. We will require certain signed documentation in the event:



     - you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and



     - you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a Section 403(b) Qualified Plan.



In the event that we do not receive the required documentation and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.


ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and subsequent Purchase Payments.

Purchase Payments

You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $10,000. Subsequent Purchase Payments must be at least $30. All Purchase Payments must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment.

John Hancock USA may reduce or eliminate the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

     - You purchase your Contract through a 1035 exchange or a Qualified Plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions.

     - You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts is equal to or greater than $50,000.

     - You and your spouse each purchase at least one new Contract AND the average initial Purchase Payments for the new Contract(s) is equal to or greater than $50,000.

     - You purchase multiple Contracts issued in conjunction with a written Retirement Savings Plan (either Qualified or Non-Qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.

If permitted by state law, John Hancock USA may cancel a Contract at the end of any TWO consecutive Contract Years in which no Purchase Payments have been made, if both:

     - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any THREE consecutive Contract Years in which no Purchase Payments have been made as described above.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VIII. Federal Tax Matters").


You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of subsequent Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section, below ).


We add 3% or more to each Purchase Payment you make.

Payment Enhancements

When you make a Purchase Payment, we will add a Payment Enhancement to your Contract. The Payment Enhancement is funded from our General Account and is allocated among Investment Options in the same proportion as your Purchase Payment. We do not count Payment Enhancements as part of a "Purchase Payment" for purposes of calculating the guarantees under our optional benefit Riders.


We are currently offering a higher promotional rate on Payment Enhancements for initial and subsequent Purchase Payments. The current promotional Payment Enhancement rate is 6.0%. We may terminate the promotional Payment Enhancements at any time. Initial and subsequent payments that do not receive a promotional Payment Enhancement will receive the guaranteed Payment Enhancement described in the column labeled "Guaranteed Rate" in the table below:


                              PAYMENT ENHANCEMENTS


CUMULATIVE PURCHASE PAYMENTS   GUARANTEED RATE   PROMOTIONAL RATE
----------------------------   ---------------   ----------------
Under $500,000                       3.0%              6.0%
$500,000 - $2.5 million              4.0%              6.0%
Over $2.5 million                    5.0%              6.0%



An example of the calculation of the Payment Enhancement is set forth in Appendix D. Payment Enhancements are not considered to be "investments in the Contract" for income tax purposes (see "VIII. Federal Tax Matters").


THE COMPANY EXPECTS TO MAKE A PROFIT FROM THE CONTRACTS. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges.

MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT. Expenses (including withdrawal charges) for a Contract that has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. You should be aware that the amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement. Before you decide to purchase the Contract you should consult with your financial adviser and review:

     -    The length of time that you plan to own your Contract,

     -    The frequency, amount and timing of any partial surrenders,

     -    The amount and frequency of your Purchase Payments.

Other variable annuities issued by the Company and by other life insurance companies have no "Payment Enhancement." Variable annuity contracts with no Payment Enhancements may have lower fees and charges than the charges for this Contract.

In addition, if you exercise your right to return the Contract within 10 days of receiving it, we will recover the original amount of the Payment Enhancement credited. Therefore, you bear the risk that if the market value of the Payment Enhancement has declined, we will still recover the full amount of the Payment Enhancement.

If you are considering purchasing a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix D:
"Qualified Plan Types").

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.


We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.


We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Fund.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Fund determines the net asset value of its shares.

We will use a Fund share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

     - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "valuation period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Sub-Account for any valuation period by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

     - the net asset value per share of a Fund share held in the Sub-Account determined at the end of the current valuation period; plus

     - the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a Fund share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account annual expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If

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after the transfer the amount remaining in the Investment Account is less than
$100, then we may transfer the entire amount instead of the requested amount.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying fund to increased fund transaction costs and/or disrupt the fund manager's ability to effectively manage a fund in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus).



Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market investment option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market investment option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Account(s).


In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).



In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments, except in connection with the Contract's Optional Benefit Riders.


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

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions


When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on page ii of this Prospectus.


To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    Any loss or theft of your password; or

     -    Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.


All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.


We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Enhanced Transfer Services-Dollar Cost Averaging

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose (the "DCA Fixed Investment Option"), to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer enhanced DCA programs where the rate of interest credited to the DCA Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any enhanced DCA program.

A DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. A DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, a DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in a DCA program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in a DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in a DCA program.


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Special Transfer Services-Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Funds. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Funds. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day),

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days), or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals


During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any unpaid loans and any applicable withdrawal charge. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.


When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal from the Variable Investment Options until exhausted. We will then take from the Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Option, see "Fixed Investment Options."


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we may treat the partial withdrawal as a total withdrawal of the Contract Value.


We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional minimum guaranteed withdrawal benefit Rider, your guarantee may be Reset. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VIII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix C: "Qualified Plan Types").


You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services-The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the DCA program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period


The Contracts described in this Prospectus provide for the distribution of a death benefit before a Contract's Annuity Commencement Date.


AMOUNT OF DEATH BENEFIT. If any Owner dies, the death benefit will be the greater of:

     -    the Contract Value, or

     -    the Minimum Death Benefit.

For Contracts issued outside New York, if a Contract Owner dies, we have the right to deduct from the death benefit paid any Payment Enhancements applied to the Contract in the 12-month period prior to the date of death. However, we are currently waiving this right. Reference to "Payment Enhancements" in this paragraph refers to the original amount of Payment Enhancements; earnings attributable to Payment Enhancements will not be deducted from the death benefit paid.

If there is any Debt, the Death Benefit equals the amount described above less the Debt under the Contract.

The Minimum Death Benefit will be determined as follows:

     - During the first nine Contract Years, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals.

     - After the ninth Contract Year, the Minimum Death Benefit will be the greater of (i) or (ii) where:

          (i) is the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals, and

          (ii) is the Contract Value on the last day of the ninth Contract Year, plus the sum of all subsequent Purchase Payments made, less any amount deducted in connection with partial withdrawals since then.

For purposes of calculating the Minimum Death Benefit under (a) or (b) above, the amount deducted in connection with partial withdrawals will be equal to (i) times (ii) where (i) is equal to the Minimum Death Benefit prior to withdrawal, and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; and


     -    any other proof satisfactory to us.



DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VIII. Federal Tax Matters" and Appendix
C: "Qualified Plan Types").



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In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.


We will pay the death benefit to the Beneficiary if any Contract Owner dies before earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.



Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.



If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken, the Contract will continue, subject to the following:


     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     -    No additional Purchase Payments may be made.

     -    We will waive withdrawal charges for all future distributions.

     - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.

     - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options"). If distribution is not made as an annuity, upon the death of the Beneficiary, the death benefit will equal the Contract Value and must be distributed immediately in a single sum.

     - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.


We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations of the death benefit prior to the Maturity Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in the determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership or if you transfer ownership to the Owner's spouse.



A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax adviser for further information relevant to your situation.



                                       31

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Please see "VI. Optional Benefits" for a discussion of benefits available to
Beneficiaries under the optional Annual Step Death Benefit.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General


Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant on the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract, or a later date if we consent to the change. Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VIII. Federal Tax Matters"). Distributions may be required from Qualified Contracts before the Maturity Date.



You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.


Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will provide either variable or fixed, or a combination variable and fixed annuity payments in proportion to the Investment Account Value of each Investment Option at the Maturity Date. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Maturity Date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments


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for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options, which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 5: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity-An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.



Option 7: Period Certain Only Annuity for 10, 15 or 20 Years-An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)



ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We make one or more additional Annuity Options available if you purchase a Contract with one of our guaranteed minimum withdrawal benefit Riders (i.e., Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life, or Principal Plus for Life Plus Automatic Annual Step-up, as described in "VI. Optional Benefits.") If you purchase a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are only available for Maturity Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.



GMWB Alternate Annuity Option 1: LIA with Cash Refund - This Annuity Option is available if you purchase a Contract with the Income Plus for Life or an Income Plus for Life - Joint Life Rider. For the Income Plus for Life - Joint Life Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or


     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 2: Joint & Survivor LIA with Cash Refund - This Annuity Option is available if you purchase a Contract with the Income Plus for Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or



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     -    the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchase a Contract with the Principal Plus for Life or a Principal Plus for Life Plus Automatic Annual Step-up optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.


We determine the annual amount of Fixed Annuity payments under this Annuity Option as the greater of:

     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.


GMWB Alternate Annuity Option 4: Fixed Period Certain Only - This Annuity Option is available only if:



     - you purchase a Contract with a Principal Plus for Lifeor a Principal Plus for Life Plus Automatic Annual Step-up optional benefit Rider; and


     - there is no Lifetime Income Amount remaining (or none has been determined) at the Maturity Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed Withdrawal Amount at the Maturity Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:


     - the Guaranteed Withdrawal Amount on the Maturity Date as provided by the Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up Rider that you purchased with your Contract, or


     - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments" for a description of an "Annuity Unit");

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.


If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x (1 - ((B / C) / D)), where:



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     A    equals the number of Annuity Units used to determine future payments before the commutation;



     B equals the dollar amount requested to be paid out as part of the commutation;



     C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and



     D    equals the Annuity Unit value on the day the commutation is executed.



For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x (1 - (($20,000 / 3412.08) / $12.50)) = 212.43 units a year for 10 years.


You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period" above), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option (see "Annuity Options" above).

The amount of each Fixed Annuity payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering.

We guarantee the dollar amount of all Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment


We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 26). The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.



Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.



We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.61%.



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Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period


Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.



We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read "VI. Optional Benefits" for additional information.


Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review


You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. We will recover the original amount of the Payment Enhancement credited; earnings attributable to the Payment Enhancement will not be deducted from the amount paid.


No withdrawal charge is imposed upon return of a Contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.


(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract.


You own the Contract.

Ownership


Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.



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In the case of Non-Qualified Contracts, you may change ownership of the Contract or you may collaterally assign the Contract at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for Federal tax purposes. A collateral assignment is treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.


You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, you may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Qualified Contract to any person other than us.

The Annuitant is either you or someone you designate.

Annuitant


The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuity Service Center. We must approve any change.



On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.


If any Annuitant is changed and any Contract Owner is not a natural person, we must distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary


The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuity Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.


Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and our General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor


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

our General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and the General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services-Dollar Cost Averaging" for details). However, we may make available Fixed Investment Options under the Contract in the future. If we do, a Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.


Fixed Investment Options are not available with John Hancock USA Contracts issued in the State of Mississippi. Certain other states may impose restrictions on the availability of Fixed Investment Options under your Contract.


TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Maturity Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Maturity Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.


WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals".


We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.


Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VIII. Federal Tax Matters." Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix C: "Qualified Plan Types".


CHARGES. No asset based charges are deducted from Fixed Investment Options.

                              VI. Optional Benefits


You may elect to purchase optional benefits when you purchase a Contract. If available in your state, you may select one of the following "guaranteed minimum withdrawal benefit" Riders:



     -    Income Plus for Life; or



     -    Income Plus for Life - Joint Life; or



     -    Principal Plus for Life; or


     -    Principal Plus for Life Plus Automatic Annual Step-up.

You also may select an Annual Step Death Benefit Rider.


We describe each of these optional benefit Riders in the following sections.



GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS



We use the definitions that follow to describe how our guaranteed minimum withdrawal benefit ("GMWB") Riders work. Please see the separate sections on each Rider for additional details on defined terms.



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95 under each of the GMWB Riders except Income Plus for Life-Joint Life, where it means the older Owner attains age 95.



BENEFIT BASE means a value we use to determine the Lifetime Income Amount with the Income Plus for Life and Income Plus for Life - Joint Life Riders; please refer to the separate sections on those Riders.



BONUS OR LIFETIME INCOME BONUS, means an increase in the Benefit Base at the end of each Contract Year during one or more "Lifetime Income Bonus Periods." In certain marketing materials, the Bonus may be referred to as the "Deferral Credit." These terms are further defined in each of the separate GMWB Rider sections; please refer to these sections.



BONUS PERIOD (applicable to all GMWB Riders) or LIFETIME INCOME BONUS PERIOD (applicable only to Income Plus for Life Series Riders) means:



     -    initially, the first 10 Contract Years;



     -    each time a Step-up occurs, the Bonus Period extends to the lesser of:
          (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



COVERED PERSON is defined in each of the separate GMWB Rider sections; please refer to these sections.



EXCESS WITHDRAWAL is defined in each of the separate GMWB Rider sections; please refer to these sections.



GUARANTEED WITHDRAWAL BALANCE (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up) means generally the total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period. For details applicable to each of these Riders, please refer to the separate Rider sections.



GUARANTEED WITHDRAWAL AMOUNT (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted. For details applicable to each of these Riders, please refer to the separate Rider sections.



LIFETIME INCOME AMOUNT (for all GMWB Riders) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). For details applicable to each of these Riders, please refer to the separate Rider sections.



LIFETIME INCOME DATE (for all GMWB Riders) means generally the date on which we determine the Life Income Amount. For details applicable to each of these Riders, please refer to the separate Rider sections.



RESET means a reduction in GMWB values due to Excess Withdrawals. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.



STEP-UP means an increase in GMWB values. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.



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


STEP-UP DATE means the date on which we determine whether a Step-up could occur.


OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS


Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:



     - by a Bonus or "Target Amount" adjustment (see "Target Amount" on page 48 for Income Plus for Life and page 53 for Income Plus for Life - Joint Life) if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;



     - as a result of a Step-up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or



     -    if you make an Additional Purchase Payment up to specified limits.



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amount permitted under the terms of the rider you select, however, we may Reset the guaranteed minimum amount.


Availability


You may only elect a guaranteed minimum withdrawal benefit Rider at the time you purchase a Contract, and only provided:


     - the Rider is available for sale in the state where the Contract was sold;

     - you limit your investment of Purchase Payments and Contract Value to the Investment Options we make available with the Rider; and

     - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider.


Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.



AGE RESTRICTIONS. You must not be age 81 or older to purchase an Income Plus for Life, Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up Rider. Both you and your spouse must not be age 81 or older (and must qualify as Covered Persons) to purchase an Income Plus for Life - Joint Life Rider.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for another optional guaranteed minimum withdrawal benefit Rider after you purchase a Contract. Please see Appendix C - "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.


Purchase Payments


RESTRICTIONS ON CONTRACTS WITH GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If you purchase a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit additional Purchase Payments during a Rider's "Settlement Phase." (see "Settlement Phase" in each separate GMWB Rider section below). Other limitations on additional payments may vary by state.


Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:


     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.


Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:


     - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but


     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor prior to electing a guaranteed minimum withdrawal benefit Rider for further information on tax rules affecting Qualified Contracts, including IRAs.


General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT (Applicable to Income Plus for Life and Income Plus for Life - Joint Life). Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:



     - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over



     - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:



          -    date of a Purchase Payment that we applied to the Benefit Base,



          -    Reset date, or



          -    effective date of a Step-up.



Examples 1d and 2d in "Appendix B: Guaranteed Minimum Withdrawal Benefit Examples" illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.


In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:

     - (for Income Plus for Life) 5% of the Benefit Base in effect immediately after the Purchase Payment; or

     - (for Income Plus for Life - Joint Life) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.


We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.



IMPACT ON GUARANTEED WITHDRAWAL BALANCE, GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT (applicable to Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up). We will increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:


In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

     - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or


     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.


In the case of the Lifetime Income Amount, to equal the lesser of:

     - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or


     - the Lifetime Income Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.



We will not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.


Rider Fees


We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:


     -    on the date we determine the death benefit;


     - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or



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

     -    on the date an Excess Withdrawal reduces the Contract Value to zero.


We do not deduct additional Rider fees during the "Settlement Phase" or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE SERIES RIDERS. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus for Life or Income Plus for Life - Joint Life fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The fee is equal to 0.60% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.



Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments



If you choose to take withdrawals under one of our guaranteed minimum withdrawal benefit Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").



When you take withdrawals:



     -    you will have the flexibility to start and stop withdrawals;



     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);



     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;



     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and



     -    you reduce the Contract Value available for annuitization.



When you annuitize:



     - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);



     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);



     -    you will no longer have access to the Contract Value; and



     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



Additional Annuity Options



In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."


Tax Considerations


See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS


If you elect to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchase any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:


- among the currently available individual Investment Options (see "Available Individual Investment Options" below); or



- in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).



You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals" on page 29). We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



Available Individual Investment Options



If you purchase a Contract with any of our currently offered guaranteed minimum withdrawal benefit Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:


     -    American Asset Allocation Trust


     -    American Fundamental Holdings Trust



     -    American Global Diversification Trust


     -    Franklin Templeton Founding Allocation Trust

     -    Lifestyle Growth Trust

     -    Lifestyle Balanced Trust

     -    Lifestyle Moderate Trust

     -    Lifestyle Conservative Trust

     -    Index Allocation Trust

     -    Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.


WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.



Available Model Allocations



You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.



None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.



WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.


The currently available Model Allocations are:


MODEL ALLOCATION NAME             MODEL ALLOCATION PERCENTAGE   PORTFOLIO NAME
---------------------             ---------------------------   ------------------------------------------
American Global Diversification               50%               American Global Growth Trust
                                              20%               American Bond Trust
                                              15%               American Global Small Capitalization Trust
                                              10%               American High-Income Bond Trust
                                               5%               American New World Trust

Fundamental Holdings of America               35%               American Bond Trust
                                              25%               American Growth-Income Trust
                                              25%               American Growth Trust
                                              15%               American International Trust



A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.



INCOME PLUS FOR LIFE SERIES



Income Plus for Life Series Definitions



Unless specified otherwise, the following definitions apply to both the Income Plus for Life and Income Plus for Life - Joint Life Riders:



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.


AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:


     -    the Covered Person attains age 95 under Income Plus for Life; or



     -    the older Owner attains age 95 under Income Plus for Life-Joint Life.



BENEFIT BASE means:


     -    a value we use to determine the Lifetime Income Amount.

     - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.


     - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.


     -    The maximum Benefit Base is $5 million.


Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.



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


BONUS OR LIFETIME INCOME BONUS means an increase in the Benefit Base at the end of each Contract Year during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during that Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



     - 7% (6% for Income Plus for Life Riders issued in New York)of total Purchase Payments to your Contract if we did not previously Step-up or Reset the Benefit Base and/or the Lifetime Income Amount; otherwise



     - 7% (6% for Income Plus for Life Riders issued in New York)of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.



In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means:



     Initially, the first 10 Contract Years;



     Each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



COVERED PERSON means (for Income Plus for Life):


     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.


COVERED PERSON means (for Income Plus for Life - Joint Life):


     - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.


     - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.


     (For Income Plus for Life - Joint Life Non-Qualified Contracts):

     -    both the spouses must be named as co-Owners of the Contract; or


     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.



     (For Income Plus for Life - Joint Life Qualified Contracts):



     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and


     -    the Owner's spouse must be the designated Beneficiary.


A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above.



EXCESS WITHDRAWAL means:



     - (for Income Plus for Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments;



     - (for Income Plus for Life - Joint Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 4.75% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; and


     - (for Income Plus for Life and Income Plus for Life - Joint Life) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.


LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:



     - (for Income Plus for Life) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



     - (for Income Plus for Life - Joint Life) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



Any reduction or increase in the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount.



LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:



     - (for Income Plus for Life) you are age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2 (age 61 in NY).



     - (for Income Plus for Life - Joint Life) both you and your spouse are age 59 1/2 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



RESET means a reduction of the Benefit Base if you take Excess Withdrawals.



STEP-UP means an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.



Income Plus for Life



The Income Plus for Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Covered Person is age 59 1/2 or older when you purchase the Income Plus for Life Rider (age 61 or older for Riders issued in New York), the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment. (see "Target Amount" on page 53) We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



The version of the Income Plus for Life Rider issued in the state of New York (the "NY Income Plus for Life Rider") includes differences in five features of the Income Plus for Life Rider available outside of New York. Those features are:



     -    Lifetime Income Date;



     -    Lifetime Income Bonuses;



     -    Change of Riders;



     -    Effect of Withdrawals on Guaranteed Minimum Death Benefit; and



     -    Withdrawals under the Life Expectancy Distribution Program.



We describe the NY Income Plus for Life Rider differences in the discussions of these Income Plus for Life features. We also provide new examples to illustrate hypothetical results of Contracts with a NY Income Plus for Life Rider. In all other respects, including the Rider fee, the NY Income Plus for Life Rider is the same as the Income Plus for Life Rider.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:





     -    the Contract Value immediately after the withdrawal; or


     -    the Benefit Base minus the Withdrawal Amount.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section, below.)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or


     -    the Contract Value immediately after the Excess Withdrawal.


After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. IF YOU TAKE AN EXCESS WITHDRAWAL, IT COULD LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) AND THEN YOU TAKE AN EXCESS WITHDRAWAL, IT COULD SIGNIFICANTLY REDUCE YOUR LIFETIME INCOME AMOUNT.



In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.



The Income Plus for Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawa (see "Settlement Phase," in this section, below). The Income Plus for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may Reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.


We reduce your Contract Value each time you take a withdrawal.


EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus for Life, we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:


     - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,


     - you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2 (age 61 for New York Income Plus for Life Riders), and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:



     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



          -    the Withdrawal Amount ; divided by


          -    the Contract Value before the withdrawal.


We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;


     -    by any applicable Step-up to reflect certain increases in Contract
          Value;



     - to an established Target Amount if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and



     - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 24).


Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.


LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.


Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:


     - 7% (6% for NY Income Plus for Life Riders) of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise



     - 7% (6% for NY Income Plus for Life Riders) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.


We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.


STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page 41). The recalculated Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Income Plus for Life Series Rider" on page 41). If you decline the Step-up, the fee rate will not be increased.



Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.


Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.


TARGET AMOUNT. If you take no withdrawals under your Contract from the effective date of the Income Plus for Life Rider until the applicable "Target Date," we will calculate a "Target Amount" and increase the Benefit Base on the Target Date to equal the greater of:



     - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



     -    the Target Amount.



The "Target Date" is the later of:



     - the 10th Contract Anniversary after the effective date of the Income Plus for Life Rider; or



     - the Contract Anniversary on or next following the date the Covered Person attains age 69.



The "Target Amount" is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuity Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:


     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").


Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life.



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 59 1/2 (age 61 for NY Income Plus for Life Riders) and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.


We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.


SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life's "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.


At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:


     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



     - If you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2 (age 61 for NY Income Plus for Life Riders), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.


     IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED OWNER IS:      THEN INCOME PLUS FOR LIFE:
-------------------------      --------------------------
1.   Not the Covered Person    -    may continue if the Beneficiary elects to
     and the Beneficiary is         continue the Contract within the time we
     the decedent's spouse          permit under our administrative rules. We
                                    will automatically increase the Benefit Base
                                    to equal the initial death benefit we
                                    determine, if the death benefit is greater
                                    than the Benefit Base prior to our
                                    determination. We will also recalculate the
                                    Lifetime Income Amount to equal 5% of the
                                    recalculated Benefit Base and will assess
                                    the Rider Fee based on the recalculated
                                    Benefit Base.

                               - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income
                                    Amount for the year of withdrawal is still greater than zero.

                               -    continues to be eligible for any remaining
                                    Bonus amounts and Step-ups, and a Target
                                    Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future
                                    Step-ups if we increase the rate of the
                                    Income Plus for Life fee at that time.

2.   Not the deceased          -    may continue in the same manner as 1.
     Covered Person and the
     Beneficiary is not the    -    enters its Settlement Phase if a subsequent
     deceased Owner's spouse        withdrawal would deplete the Contract Value
                                    to zero, and the remaining Lifetime Income
                                    Amount for the year of withdrawal is still
                                    greater than zero.

                               - does not continue to be eligible for any Bonus amounts and Step-ups, or a Target
                                    Amount adjustment. We will permit the
                                    Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life fee at that time.

3.   The Covered Person and    -    ends without any further benefit.
     the Beneficiary is the
     deceased Owner's spouse

4.   The Covered Person and    -    ends without any further benefit.
     the Beneficiary is not
     the deceased Owner's
     spouse


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Income Plus for Life Rider once it is in effect. However, the Income Plus for Life Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    the death of the Covered Person; or

     -    termination of the Contract.

The addition of Income Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain Age 59 1/2 (age 61 for NY Income Plus for Life Riders) and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life is suitable for your needs, especially at older ages.



EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Income Plus for Life.



Income Plus for Life - Joint Life (not available in New York or for non-Qualified Contracts in New Jersey) Three main differences between Income Plus For Life - Joint Life and Income Plus for Life are:



     - Income Plus for Life - Joint Life offers a Lifetime Income Amount of 4.75%, where Income Plus for Life offers a Lifetime Income Amount of 5%;



     - Income Plus for Life - Joint Life guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age 59 1/2, where Income Plus for Life guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 59 1/2;



     - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life is based on the Anniversary after the single Covered Person attains age 69.



The Income Plus for Life - Joint Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. If both you and your spouse are age 59 1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life Rider.



If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page 53). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:


     -    the Contract Value immediately after the withdrawal; or


     -    the Benefit Base minus the Withdrawal Amount for that Contract Year.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 4.75% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section below.)



After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or


     -    the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.


In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.



The Income Plus for Life - Joint Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section below.) In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life - Impact of Withdrawals" on page 46.) The Income Plus for Life - Joint Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.


We reduce your Contract Value each time you take a withdrawal.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase the Income Plus for Life - Joint Life Rider, we will adjust the way we calculate the death benefit payable under your Contract upon death of the first Owner (or deemed Owner if the Owner is not a natural person) to die during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:


     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,


     - if you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 4.75% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. To do this, we reduce the Guaranteed Minimum Death Benefit by an amount equal to:

     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:


     -    the Withdrawal Amount; divided by


     -    the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;


     -    by any applicable Step-up to reflect certain increases in Contract
          Value;



     - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and



     - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 24).


Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.


LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.


Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:


     - 7% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise



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     -    7% of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.


We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.


STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page 41). The new Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.



Step-up may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.


Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.


TARGET AMOUNT. If you take no withdrawals under your Contract from the Income Plus for Life - Joint Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:





     - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.


The "Target Date" is the later of:



     - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life Rider; or



     - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.



The "Target Amount" is 200% of the initial Purchase Payment made in the first Contract Year plus 100% of all additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuity Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life-Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life will enter its Settlement Phase as described in "Income Plus for Life-Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



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During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life benefit during the Settlement Phase.


At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.

     - If you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.


Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life Rider fee (See "Fee for Income Plus for Life Series Riders" on page 42). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.


If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.


TERMINATION. The Income Plus for Life - Joint Life Rider terminates in accordance with the "Income Plus for Life-Termination" section, above.



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You should consult with your representative to assist you in determining whether the Income Plus for Life - Joint Life Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must attain age 59 1/2 and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life Rider.



EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life Rider.



PRINCIPAL PLUS FOR LIFE SERIES



Principal Plus for Life Series Definitions



The following definitions apply to both the Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders:



AGE 65 CONTRACT ANNIVERSARY MEANS THE CONTRACT ANNIVERSARY ON, OR NEXT FOLLOWING, THE DATE THE OLDER OWNER ATTAINS age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95.



BONUS means an increase in the Guaranteed Withdrawal Balance at the end of each Contract Year during the Rider's Bonus Period if you take no withdrawals during that Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD means, for the initial Bonus Period, the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of:
(a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



COVERED PERSON means:



     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;



     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above.



EXCESS WITHDRAWAL means any withdrawal you take that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount, or causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount.



GUARANTEED WITHDRAWAL BALANCE means:



     - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.



     - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.



     - We adjust the Guaranteed Withdrawal Balance to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.



     -    The maximum Guaranteed Withdrawal Balance at any time is $5 million.



GUARANTEED WITHDRAWAL AMOUNT means:



     - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted;



     - the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance;



     -    the maximum Guaranteed Withdrawal Amount at any time is $250,000.



LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses and Additional Purchase Payments as provided in the Rider.



LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if you are age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.



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RESET means a reduction of the Guaranteed Withdrawal Balance, Guaranteed
Withdrawal Amount or the Lifetime Income Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount.



STEP-UP means an increase in the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount on certain Contract Anniversary dates to reflect market performance that exceeds previously calculated benefits.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.


Principal Plus for Life


The optional Principal Plus for Life Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, this Rider guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the Guaranteed Withdrawal Balance is depleted to zero.



In addition, we designed the Principal Plus for Life Rider to permit you to withdraw a minimum annual amount, called the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.



IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you take a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:


     -    the Contract Value immediately after the withdrawal; or

     - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.


Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value. After the Lifetime Income Date, we also will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.


In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. Similarly, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less that or equal to the Lifetime Income Amount. If you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value) your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.


The Principal Plus for Life benefit enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase" below).



The Principal Plus for Life benefit terminates if the Contract Value, Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Fee for Principal Plus for Life" on page 42 and "Termination" sections below.)



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If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.


INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;


     - by any applicable Step-up to reflect certain increases in Contract Value; and



     - to reflect Additional Purchase Payments (see "Purchase Payments" on page 24).


Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during Principal Plus for Life's Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or
(b) the Age 95 Contract Anniversary.

Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:


     - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise


     - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.

Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount. The Guaranteed Withdrawal Amount will equal the greater of Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. The Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.


STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance (including any Bonus) on that date, we will automatically Step-up the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider Fee (see "Fee for Principal Plus for Life"). The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Principal Plus for Life"). If you decline the Step-up, the fee rate will not be increased.



The Step-up Dates occur only while the Principal Plus for Life Benefit is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. (In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.)



If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuity Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of Principal Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:


     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or


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     -    as required or contemplated by Code Section 401(a)(9), Section
          403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").


Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.


We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Principal Plus for Life.


Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable and all withdrawals during that year were under our Life Expectancy Distribution program.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Principal Plus for Life's "Settlement Phase." The Settlement Phase begins if total withdrawals during the Contract Year, are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments and we will not deduct any charge for the Principal Plus for Life benefit during the Settlement Phase.


At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies:


     - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Impact of Withdrawals" above).



     - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distribution Program"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.



     - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.



     - After the Life Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Impact of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


IF THE DECEASED OWNER IS:      THEN PRINCIPAL PLUS FOR LIFE:
-------------------------      -----------------------------
1.   The Covered Person and    -    Does not continue with respect to the
     the Beneficiary is the         Lifetime Income Amount, but continues with
     decedent's spouse              respect to the Guaranteed Withdrawal Amount
                                    if the death benefit or the Guaranteed
                                    Withdrawal Balance is greater than zero. We
                                    will automatically Step-up the Guaranteed
                                    Withdrawal Balance to equal the initial
                                    death benefit we determine, if greater than
                                    the Guaranteed Withdrawal Balance prior to
                                    the death benefit.

                               - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.

                               - Continues to impose the Principal Plus for Life fee.

                               -    Continues to be eligible for any remaining
                                    Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-up, if any, and any future Step-ups if we increase the rate of the Principal Plus for Life fee at that time.

2.   The deceased Covered      -    Continues in the same manner as 1, except
     Person and the                 that Principal Plus for Life does not
     Beneficiary is not the         continue to be eligible for any remaining
     deceased Owner's spouse        Bonuses and Step-ups, other than the initial
                                    Step-up of the Guaranteed Withdrawal Balance
                                    to equal the death benefit, if greater than
                                    the Guaranteed Withdrawal Balance prior to
                                    the death benefit. We will permit the
                                    Beneficiary to opt out of the initial death
                                    benefit Step-up, if any, if we increase the
                                    rate of the Principal Plus for Life fee at
                                    that time.

3.   Not the Covered Person    -    Continues in the same manner as 1, except
     and the Beneficiary is         that Principal Plus for Life continues with
     the deceased Owner's           respect to the Lifetime Income Amount for
     spouse                         the Beneficiary. If the Lifetime Income
                                    Amount has not been determined prior to the
                                    payment of any portion of the death benefit,
                                    we will determine the initial Lifetime
                                    Income Amount on an anniversary of the date
                                    we determine the death benefit after the
                                    Covered Person has reached age 59 1/2.

4.   Not hte Covered Person    -    Continues in the same manner as 1, except
     and the Beneficiary is         that Principal Plus for Life continues with
     not the deceased               respect to the Lifetime Income Amount for
     Owner's spouse                 the Beneficiary. If the Lifetime Income
                                    Amount has not been determined prior to the
                                    payment of any portion of the death benefit,
                                    we will determine the initial Lifetime
                                    Income Amount on an anniversary of the date
                                    we determine the death benefit after the
                                    Covered Person has reached age 59 1/2.

                               - In this case, Principal Plus for Life does not continue to be eligible for any remaining Bonuses and Step-ups, other than the initial Step-up of the Guaranteed
                                    Withdrawal Balance to equal the death
                                    benefit, if greater than the Guaranteed
                                    Withdrawal Balance prior to the death
                                    benefit. We will permit the Beneficiary to opt out of the initial death benefit
                                    Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.


TERMINATION. You may not terminate the Principal Plus for Life Rider once it is in effect. However, Principal Plus for Life will terminate automatically upon the earliest of:


     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option under the Contract begins;

     - the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or

     -    termination of the Contract.

The addition of Principal Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain age 59 1/2 and remain living for you to receive certain benefits. Furthermore, Principal Plus for Life limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Principal Plus for Life is suitable for your needs, especially at older ages.


EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Principal Plus for Life.



Principal Plus for Life Plus Automatic Annual Step-up



This version of the Principal Plus for Life optional benefit Rider is the same as the standard Principal Plus for Life optional benefit Rider, except that it provides annual "Step-up Dates" and we charge a different fee (see "Rider Fees," above). Please refer to the description of Principal Plus for Life, above, for a general overview of this Rider.



IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.


If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.


INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:


     - by any applicable Bonus if you take no withdrawals during certain Contract Years;


     - by any applicable Step-up to reflect certain increases in Contract Value; and



     - to reflect Additional Purchase Payments (see "Purchase Payments" on page 24).



BONUSES. Please refer to the description of "Principal Plus for Life - Bonuses" above for information on Bonus qualification and effect.



STEP-UPS. If you elect this Rider, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance (including any Bonus) to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary up to and including the Age 95 Contract Anniversary while the Rider is in effect, provided the Contract Value is greater than the Guaranteed Withdrawal Balance on that date (and provided you have not chosen to decline the Step-up as described under "Principal Plus for Life - Step-ups"). (In Oregon, we limit the maximum duration of Step-up Dates to 50 years.)



Each time we apply a Step-up, we will also recalculate the Guarantee Withdrawal Amount and the Lifetime Income Amount as described under "Principal Plus for Life - Step-ups." We also reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-up Rider fee up to a maximum rate of 1.20% of the Adjusted Guaranteed Withdrawal Balance. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased. If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent annual Step-up dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic annual Step-ups.



We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20% of the Adjusted Guaranteed Withdrawal Balance.



You should consult with your representative to assist you in determining whether the Principal Plus for Life Plus Automatic Annual Step-up Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and there is no assurance that your Contract Value will be sufficient on any Step-up date to receive an increase (Step-up) in the guarantees we provide under the Rider. The amount that may be provided by more frequent Step-up dates under the Principal Plus for Life Plus Automatic Annual Step-up Rider, may, over time, be more than offset by the additional fees and charges associated with this Rider compared to the Principal Plus for Life Rider. Furthermore, similar to Principal Plus for Life, this Rider limits the Investment Options otherwise available under the Contract, requires the Covered Person to attain age 59 1/2 and remain living for you to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors which are outlined in the Prospectus before purchasing a Principal Plus for Life Plus Automatic Annual Step-up Rider.

EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Principal Plus for Life Plus Automatic Annual Step-up.


ANNUAL STEP DEATH BENEFIT

You may elect the optional Annual Step Death Benefit:

     - for an additional charge of 0.20% of the value of the Variable Investment Options; and

     - AS LONG AS THE OLDEST OWNER OF A CONTRACT IS NOT AGE 80 OR OLDER AT THE TIME OF PURCHASE. (We impose this restriction because the Annual Step Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider.)

Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step Death Benefit is the greater of:

     - the death benefit described under "Death Benefit During Accumulation Period"; or

     -    the Annual Step Death Benefit.

The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) times (b) where:

     (a) is equal to the optional Annual Step Death Benefit prior to the withdrawal; and

     (b) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step Death Benefit. In determination of the optional Annual Step Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step Death Benefit

The Optional Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Optional Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step Death Benefit) as the new Owner.

Annual Step Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account for the Annual Step Death Benefit.

Qualified Plans


If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan (see Appendix B: "Guaranteed Minimum Withdrawal Benefit Riders Examples"). Please consult your tax advisor.


The addition of the Annual Step Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.

                           VII. Charges and Deductions


We assess charges and deductions under the Contracts against Purchase Payments or Contract Values. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Funds that are described in the Fund prospectuses. For information on the optional benefit fees, see "VI. Optional Benefits."


WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 9 complete Contract Years. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) Payment Enhancements and any earnings attributable to Payment Enhancements, iii) certain other "free withdrawal amounts" described below, or
iv) Purchase Payments that have been in the Contract more than 9 complete Contract Years. In no event may the total withdrawal charges exceed 8.5% of the amount invested.


We first allocate a withdrawal to a "free withdrawal amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to the free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:


     - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year), and

     - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).


Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free withdrawal amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.


Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.

Each Purchase Payment (or portion thereof) liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

                            MAXIMUM WITHDRAWAL CHARGE
                      (as percentage of Purchase Payments)

                                JOHN HANCOCK USA
                                 JOHN HANCOCK NY


First Year     8.5%
Second Year    8.5%
Third Year       8%
Fourth Year      7%
Fifth Year       6%
Sixth Year       5%
Seventh Year     4%
Eighth Year      3%
Ninth Year       2%
Thereafter       0%

The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.


We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.



There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge."

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY) In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

     - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person),

     -    the confinement began at least one year after the Contract Date,

     -    confinement was prescribed by a "Physician,"

     - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal,

     - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.


"Due Proof of Confinement" is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.


The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").

ANNUAL CONTRACT FEE

We will deduct each year an annual Contract fee of $40 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and us in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the Contract Value. If the entire Contract is withdrawn on other than the last day of any Contract Year, the $40 administration fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.

ASSET-BASED CHARGES

We deduct asset-based charges for administration, distribution and mortality and expense risks. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct a daily charge in an amount equal to 0.30% of the value of each Variable Investment Option on an annual basis, deducted from each Sub-Account to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Mortality and Expense Risks Fee


The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period" on page 30). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.


To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge in an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, or of any of our affiliates, or of the John Hancock Trust. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your broker-dealer.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


                                   PREMIUM TAX RATE(1)



 STATE OR   QUALIFIED   NON-QUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   -------------
CA             0.50%         2.35%
GUAM           4.00%         4.00%
ME(2)          0.00%         2.00%
NV             0.00%         3.50%
PR             1.00%         1.00%
SD(2)          0.00%         1.25%(3)
WV             1.00%         1.00%
WY             0.00%         1.00%



(1)  Based on the state of residence at the time the tax is assessed.



(2)  0.80% on Purchase Payments in excess of $500,000.



(3)  0.80% on Purchase Payments in excess of $500,000.

                            VIII. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on a Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the Contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser for information on any optional benefit Riders.


When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider, using the Contract Value. See "VI. Optional Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.


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

NON-QUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits


When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Annuity Commencement Date or if no extended payment option is selected for a death benefit payment.



When you take a partial withdrawal from a Contract before the Annuity Commencement Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Annuity Commencement Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-Qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year are be treated as if they were a single contract.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts


IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISER BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.



Diversification Requirements


Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Fund will be able to operate as currently described in its prospectus, or that a Fund will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS
(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix C of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.



We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.


Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.



Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.


Rollovers and Transfers
If permitted under your plan, you may make a distribution:



     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;



     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;



     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or



     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, take the amount distributed to the beneficiary under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable.



In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.



Withholding on Rollover Distributions



Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code,
(ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. A direct transfer to a Roth IRA, however, will be treated as an eligible rollover distribution that may be subject to withholding (see "Conversions and Rollovers to Roth IRAs," below.)



If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.



Conversions and Rollovers to Roth IRAs



You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:



     -    you have adjusted gross income over $100,000; or



     -    you are a married tax payer filing a separate return.



The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.



You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.


Loans


We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a guaranteed minimum withdrawal benefit Rider.



If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax adviser regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.





Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                              IX. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to the Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM
(for Contracts issued by John Hancock USA)

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a Variable Annuity contract issued under the ORP only upon:

     - termination of employment in the Texas public institutions of higher education,

     -    retirement,

     -    death, or

     -    the participant's attainment of age 70 1/2.


Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP..


DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").



We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7.00% of Purchase Payments. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2007, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Selling broker dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable NASD rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Contracts Sold Directly Without Payment of Any Sales Compensation


The Contract may be sold directly to certain individuals under various circumstances that do not involve payment of any sales compensation to a registered representative. For such Contracts we will credit initial and subsequent Purchase Payments to the Contract with an additional 4% of the Purchase Payment. However, the amount of this credit, together with the Payment Enhancement attributable to the Contract may not exceed 10% of each Purchase Payment. Therefore, if the Payment Enhancement exceeds 6%, the amount of the credit will be reduced so that the total of the Payment Enhancement and the credit does not exceed 10% of the Purchase Payment.


We will apply the credit and the Payment Enhancement (subject to the limitations on the aggregate credit and Payment Enhancement that may be applied) in effect at the time of the issuance of the Contract to each subsequent Purchase Payment.

The credit may be terminated or reduced at any time for Contracts issued, and subsequent Purchase Payments made, after the date of termination. Initial and subsequent Purchase Payments that do not receive the Payment Enhancements and credits described above will receive the guaranteed Payment Enhancements set forth under "Payment Enhancements" above.

The following classes of individuals are eligible for the credit described above:

     - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the Trust or any of their affiliates, and

     - employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (x) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (y) have approved the payment of the credit to their employees and registered representatives.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees, or other obligations.

            APPENDIX A: Examples of Calculation of Withdrawal Charge


The following examples assume an initial Purchase Payment of $30,000 and a subsequent Purchase Payment of $20,000 during the second Contract Year.


EXAMPLE 1. If you surrender the contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount, which equals the greater of

          -    10% of all purchase payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $60,000 - $10,000 = $50,000

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each purchase liquidated based on the length of time the payment has been in the contract

          - The initial purchase payment is in the third year, so the applicable withdrawal charge is .08 x $30,000 = $2,400

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is . 085 x $20,000 = $1,700

          -    The total withdrawal charge is $2,400 + $1,700 = $4,100

EXAMPLE 2. If you surrender the contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount, which equals the greater of

          -    10% of all purchase payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $-15,000

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $5,000 = $45,000

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each purchase liquidated based on the length of time the payment has been in the contract

          - The initial purchase payment is in the third year, so the applicable withdrawal charge is .08 x $30,000 = $2,400

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .085 x $15,000 = $1,275

          -    The total withdrawal charge is $2,400 + $1,275 = $3,675

EXAMPLE 3. If you take a partial withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount for the partial, which equals the greater of

          -    10% of all purchase payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000

     b) Since the partial withdrawal is equal to the free withdrawal amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

     c) When the contract is surrendered, we will calculate the free withdrawal amount for the surrender, which equals the greater of

          - 10% of all purchase payments reduced by prior withdrawals during the year= .10 x ($30,000 + $20,000) - $5,000 = $0, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = $-1,000

     d) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $0 = $50,000

     e) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each purchase liquidated based on the length of time the payment has been in the contract

          - The initial purchase payment is in the third year, so the applicable withdrawal charge is .08 x $30,000 = $2,400

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .085 x $20,000 = $1,700

          -    The total withdrawal charge is $2,400 + $1,700 = $4,100

           APPENDIX B: Guaranteed Minimum Withdrawal Benefit Examples


The following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life and Principal Plus for Life Plus Spousal Protection optional benefit Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.



EXAMPLES 1A, 1B, 1C AND 1D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE OPTIONAL BENEFIT RIDER.


EXAMPLE 1A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS.


ALL STATES EXCLUDING NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.



                PURCHASE   LIFETIME INCOME   WITHDRAWAL                 BENEFIT BASE ON
CONTRACT YEAR   PAYMENTS        AMOUNT          TAKEN      BONUS     CONTRACT ANNIVERSARY
-------------   --------   ---------------   ----------   ------     --------------------
  At issue      $100,000           N/A         $    0     $    0           $100,000(1)
      1                0           N/A              0      7,000(2)         107,000(3)
      2                0           N/A              0      7,000            114,000
      3                0           N/A              0      7,000            121,000
      4                0           N/A              0      7,000            128,000
      5                0           N/A              0      7,000            135,000
      6                0           N/A              0      7,000            142,000
      7                0           N/A              0      7,000            149,000
      8                0           N/A              0      7,000            156,000
      9                0           N/A              0      7,000            163,000
      10               0           N/A              0      7,000            170,000
      11               0        $8,500(4)       8,500          0            170,000
      12               0         8,500          8,500          0            170,000
      13               0         8,500          8,500          0            170,000
      14               0         8,500          8,500          0            170,000
      15               0         8,500          8,500          0            170,000
      20               0         8,500          8,500          0            170,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $170,000 = $8,500).

NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 51, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.



                PURCHASE   LIFETIME INCOME   WITHDRAWAL                 BENEFIT BASE ON
CONTRACT YEAR   PAYMENTS         AMOUNT         TAKEN      BONUS     CONTRACT ANNIVERSARY
-------------   --------   ---------------   ----------   ------     --------------------
   At issue     $100,000           N/A         $    0     $    0           $100,000(1)
      1                0           N/A              0      6,000(2)         106,000(3)
      2                0           N/A              0      6,000            112,000
      3                0           N/A              0      6,000            118,000
      4                0           N/A              0      6,000            124,000
      5                0           N/A              0      6,000            130,000
      6                0           N/A              0      6,000            136,000
      7                0           N/A              0      6,000            142,000
      8                0           N/A              0      6,000            148,000
      9                0           N/A              0      6,000            154,000
      10        $      0           N/A              0      6,000            160,000
      11               0        $8,000(4)       8,000          0            160,000
      12               0         8,000          8,000          0            160,000
      13               0         8,000          8,000          0            160,000
      14               0         8,000          8,000          0            160,000
      15               0         8,000          8,000          0            160,000
      20               0         8,000          8,000          0            160,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000).



EXAMPLE 1B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60 (61 in New
York), an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                   LIFETIME INCOME                                               LIFETIME INCOME
                PURCHASE     BENEFIT BASE AFTER     AMOUNT AFTER                           BENEFIT BASE ON     AMOUNT ON CONTRACT
CONTRACT YEAR   PAYMENTS      PURCHASE PAYMENT    PURCHASE PAYMENT   WITHDRAWAL TAKEN   CONTRACT ANNIVERSARY       ANNIVERSARY
-------------   --------     ------------------   ----------------   ----------------   --------------------   ------------------
   At issue     $100,000          $100,000             $5,000             $   --              $100,000               $5,000
      1           10,000(1)        110,000(1)           5,500(1)           5,500               110,000                5,500
      2           10,000(2)        114,500(2)           5,725(2)           5,725               114,500                5,725



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500) The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2 (61 in New York), no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.



                                                                     HYPOTHETICAL
                            LIFETIME INCOME                        CONTRACT VALUE ON
                PURCHASE     AMOUNT AFTER                        CONTRACT ANNIVERSARY      BENEFIT BASE ON
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT   WITHDRAWAL TAKEN    PRIOR TO RIDER FEE    CONTRACT ANNIVERSARY
-------------   --------   ----------------   ----------------   --------------------   --------------------
   At issue     $100,000        $    --            $   --              $     --               $100,000
      1                0         5,000              5,000               102,000                102,000(1)
      2                0         5,100(1)           5,100(1)            103,514                103,514
      3                0         5,176              5,176               105,020                105,020
      4                0         5,251              5,251                94,013(2)             105,020(2)
      5                0         5,251              5,251                78,793                105,020



(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).


(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.


EXAMPLE 1D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                LIFETIME INCOME
                 AMOUNT BEFORE    PURCHASE                         HYPOTHETICAL                   LIFETIME INCOME
CONTRACT YEAR     TRANSACTION     PAYMENTS     WITHDRAWAL TAKEN   CONTRACT VALUE   BENEFIT BASE        AMOUNT
-------------   ---------------   --------     ----------------   --------------   ------------   ---------------
   At issue                       $100,000         $    --           $100,000        $100,000          $5,000
      1              $5,000              0          10,000(1)          85,000          85,000(1)        4,250(1)
      2               4,250         10,000(2)            0             93,500          95,000(2)        4,750(2)
      12              4,750              0               0            120,000         120,000           6,000
      13              6,000         10,000(3)            0            130,000         130,000(3)        6,500(3)
      14              6,500              0           6,500            123,500         130,000           6,500
      15              6,500         10,000(4)            0            130,000         133,500(4)        6,675(4)
      16              6,675              0               0            125,000         133,500           6,675



(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 5% of the new Benefit Base (.05 x $85,000 = $4,250).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .05 x $95,000 = $4,750.



(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.



(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLES 2A, 2B, 2C AND 2D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 2A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS.



ALL STATES EXCLUDING NEW YORK. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.



                PURCHASE   LIFETIME INCOME                                 BENEFIT BASE ON CONTRACT
CONTRACT YEAR   PAYMENTS        AMOUNT       WITHDRAWAL TAKEN    BONUS            ANNIVERSARY
-------------   --------   ---------------   ----------------   ------     ------------------------
   At issue     $100,000           N/A            $    0        $    0             $100,000(1)
      1                0           N/A                 0         7,000(2)           107,000(3)
      2                0           N/A                 0         7,000              114,000
      3                0           N/A                 0         7,000              121,000
      4                0           N/A                 0         7,000              128,000
      5                0           N/A                 0         7,000              135,000
      6                0           N/A                 0         7,000              142,000
      7                0           N/A                 0         7,000              149,000
      8                0           N/A                 0         7,000              156,000
      9                0           N/A                 0         7,000              163,000
      10               0           N/A                 0         7,000              170,000
      11               0        $8,075(4)          8,075             0              170,000
      12               0         8,075             8,075             0              170,000
      13               0         8,075             8,075             0              170,000
      14               0         8,075             8,075             0              170,000
      15               0         8,075             8,075             0              170,000
      20               0         8,075             8,075             0              170,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $170,000 = $8,075)

NEW YORK. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 61, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.



                PURCHASE   LIFETIME INCOME                                    BENEFIT BASE ON
CONTRACT YEAR   PAYMENTS        AMOUNT       WITHDRAWAL TAKEN    BONUS     CONTRACT ANNIVERSARY
-------------   --------   ---------------   ----------------   ------     --------------------
   At issue     $100,000           N/A            $    0        $    0           $100,000(1)
      1                0           N/A                 0         6,000(2)         106,000(3)
      2                0           N/A                 0         6,000            112,000
      3                0           N/A                 0         6,000            118,000
      4                0           N/A                 0         6,000            124,000
      5                0           N/A                 0         6,000            130,000
      6                0           N/A                 0         6,000            136,000
      7                0           N/A                 0         6,000            142,000
      8                0           N/A                 0         6,000            148,000
      9                0           N/A                 0         6,000            154,000
      10               0           N/A                 0         6,000            160,000
      11               0        $7,600(4)          7,600             0            160,000
      12               0         7,600             7,600             0            160,000
      13               0         7,600             7,600             0            160,000
      14               0         7,600             7,600             0            160,000
      15               0         7,600             7,600             0            160,000
      20               0         7,600             7,600             0            160,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $160,000 = $7,600).



EXAMPLE 2B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at youngest Covered Person's age 60 (61 in New York), an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                                                                    LIFETIME INCOME
                                                   LIFETIME INCOME                BENEFIT BASE ON      AMOUNT ON
                PURCHASE     BENEFIT BASE AFTER     AMOUNT AFTER     WITHDRAWAL       CONTRACT          CONTRACT
CONTRACT YEAR   PAYMENTS      PURCHASE PAYMENT    PURCHASE PAYMENT      TAKEN       ANNIVERSARY       ANNIVERSARY
-------------   --------     ------------------   ----------------   ----------   ---------------   ---------------
   At issue     $100,000          $100,000             $4,750          $   --         $100,000           $5,000
      1          10,000(1)         110,000(1)           5,225(1)        5,225          110,000            5,225
      2          10,000(2)         114,775(2)           5,452(2)        5,452          114,775            5,452



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).

EXAMPLE 2C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2 (61 in New York) of the youngest Covered Person, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.



                                                           HYPOTHETICAL CONTRACT
                            LIFETIME INCOME                  VALUE ON CONTRACT     BENEFIT BASE
                PURCHASE     AMOUNT AFTER     WITHDRAWAL    ANNIVERSARY PRIOR TO    ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT      TAKEN           RIDER FEE          ANNIVERSARY
-------------   --------   ----------------   ----------   ---------------------   ------------
   At issue     $100,000        $   --          $   --            $     --           $100,000
      1                0         4,750           4,750             102,250            102,250
      2                0         4,857(1)        4,857(1)          104,025            104,025(1)
      3                0         4,941           4,941             105,800            105,800
      4                0         5,026           5,026              94,977(2)         105,800(2)
      5                0         5,026           5,026              79,882            105,800


(1) At the end of Contract Year 1, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.


EXAMPLE 2D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Payments in years 2, 13 and 15, an excess withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                 LIFETIME INCOME
                  AMOUNT BEFORE    PURCHASE                        HYPOTHETICAL CONTRACT                  LIFETIME INCOME
CONTRACT MONTH     TRANSACTION     PAYMENTS     WITHDRAWAL TAKEN           VALUE           BENEFIT BASE        AMOUNT
--------------   ---------------   --------     ----------------   ---------------------   ------------   ---------------
   At issue                        $100,000          $    --              $100,000           $100,000          $4,750
      1               $4,750              0           10,000(1)             85,000             85,000(1)        4,038(1)
      2                4,038         10,000(2)             0                93,500             95,000(2)        4,513(2)
      12               4,513              0                0               120,000            120,000           5,700
      13               5,700         10,000(3)             0               130,000            130,000(3)        6,175(3)
      14               6,175              0            6,175               123,825            130,000           6,175
      15               6,175         10,000(4)             0               130,000            133,825(4)        6,357(4)
      16               6,357             0                 0               125,000            133,825           6,357



(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 4.75% of the new Benefit Base (.0475 x $85,000 = $4,038).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .0475 x $95,000 = $4,513.



(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.



(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x $133,825 =
     $6,357.

EXAMPLES 3A, 3B, 3C AND 3D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 3A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.


                           GUARANTEED                                                   GUARANTEED WITHDRAWAL
                PURCHASE   WITHDRAWAL   LIFETIME INCOME                                  BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT          AMOUNT       WITHDRAWAL TAKEN    BONUS          ANNIVERSARY
-------------   --------   ----------   ---------------   ----------------   ------     ---------------------
   At issue     $100,000        N/A             N/A            $    0        $    0            $100,000(1)
      1                0     $5,000(1)          N/A                 0         5,000(2)          105,000(3)
      2                0       5250(3)          N/A                 0         5,000             110,000
      3                0      5,500             N/A                 0         5,000             115,000
      4                0      5,750             N/A                 0         5,000             120,000
      5                0      6,000             N/A                 0         5,000             125,000
      6                0      6,250             N/A                 0         5,000             130,000
      7                0      6,500             N/A                 0         5,000             135,000
      8                0      6,750             N/A                 0         5,000             140,000
      9                0      7,000             N/A                 0         5,000             145,000
      10               0      7,250             N/A                 0         5,000             150,000
      11               0      7,500          $7,500(4)          7,500             0             142,500
      12               0      7,500           7,500             7,500             0             135,000
      13               0      7,500           7,500             7,500             0             127,500
      14               0      7,500           7,500             7,500             0             120,000
      15               0      7,500           7,500             7,500             0             112,500
      20               0      7,500           7,500             7,500             0              75,000
      25               0      7,500           7,500             7,500             0              37,500
      30               0      7,500           7,500             7,500             0                   0
      31+              0          0           7,500             7,500             0                   0


(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 3B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                   LIFETIME INCOME                      BENEFIT BASE     LIFETIME INCOME
                PURCHASE     BENEFIT BASE AFTER     AMOUNT AFTER                         ON CONTRACT   AMOUNT ON CONTRACT
CONTRACT YEAR   PAYMENTS      PURCHASE PAYMENT    PURCHASE PAYMENT   WITHDRAWAL TAKEN    ANNIVERSARY      ANNIVERSARY
-------------   --------     ------------------   ----------------   ----------------   ------------   ------------------
   At issue     $100,000          $100,000             $5,000             $   --          $100,000           $5,000
      1           10,000(1)        110,000(1)           5,500(1)           5,500           104,500            5,500
      2           10,000(2)        114,500(2)           5,725(2)           5,725           108,775            5,725

(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 3C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.


                              GUARANTEED                                      HYPOTHETICAL CONTRACT
                              WITHDRAWAL       LIFETIME INCOME                  VALUE ON CONTRACT     GUARANTEED WITHDRAWAL
                PURCHASE     AMOUNT AFTER       AMOUNT AFTER     WITHDRAWAL    ANNIVERSARY PRIOR TO    BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT   PURCHASE PAYMENT      TAKEN           RIDER FEE              ANNIVERSARY
-------------   --------   ----------------   ----------------   ----------   ---------------------   ---------------------
   At issue     $100,000        $   --             $   --          $   --           $     --                 $100,000
      1                0         5,000              5,000           5,000            102,000                   95,000
      2                0         5,000              5,000           5,000            103,828                   90,000
      3                0         5,000              5,000           5,000            105,781                  105,781(1)
      4                0         5,289(2)           5,289(2)        5,289             94,946                  100,492

(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $107,881 = $5,289).

EXAMPLE 3D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 3c, but with a withdrawal of $10,000 at the end of year 4.

                              GUARANTEED                                      HYPOTHETICAL CONTRACT
                              WITHDRAWAL       LIFETIME INCOME                  VALUE ON CONTRACT     GUARANTEED WITHDRAWAL
                PURCHASE     AMOUNT AFTER       AMOUNT AFTER     WITHDRAWAL    ANNIVERSARY PRIOR TO     BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT   PURCHASE PAYMENT      TAKEN           RIDER FEE              ANNIVERSARY
-------------   --------   ----------------   ----------------   ----------   ---------------------   ---------------------
   At issue     $100,000        $   --             $   --          $    --           $     --                $100,000
      1                0         5,000              5,000            5,000            102,000                  95,000
      2                0         5,000              5,000            5,000            103,828                  90,000
      3                0         5,000              5,000            5,000            105,781                 105,781
      4                0         5,289              5,289           10,000             90,235                  90,235(1)
      5                0         4,512(1)           4,512(1)         4,512             76,319                  85,723

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,289. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,235) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,781 - $10,000 = $95,781). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $90,235 = $4,512).

EXAMPLES 4A, 4B, 4C AND 4D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UPS OPTIONAL BENEFIT RIDER.



EXAMPLE 4A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.


                           GUARANTEED   LIFETIME                            GUARANTEED WITHDRAWAL
                PURCHASE   WITHDRAWAL    INCOME     WITHDRAWAL               BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT      AMOUNT        TAKEN      BONUS          ANNIVERSARY
-------------   --------   ----------   --------    ----------   ------     ---------------------
   At issue     $100,000        N/A         N/A       $    0     $    0            $100,000(1)
      1                0     $5,000(1)      N/A            0      5,000(2)          105,000(3)
      2                0      5,250(3)      N/A            0      5,000             110,000
      3                0      5,500         N/A            0      5,000             115,000
      4                0      5,750         N/A            0      5,000             120,000
      5                0      6,000         N/A            0      5,000             125,000
      6                0      6,250         N/A            0      5,000             130,000
      7                0      6,500         N/A            0      5,000             135,000
      8                0      6,750         N/A            0      5,000             140,000
      9                0      7,000         N/A            0      5,000             145,000
      10               0      7,250         N/A            0      5,000             150,000
      11               0      7,500      $7,500(4)     7,500          0             142,500
      12               0      7,500       7,500        7,500          0             135,000
      13               0      7,500       7,500        7,500          0             127,500
      14               0      7,500       7,500        7,500          0             120,000
      15               0      7,500       7,500        7,500          0             112,500
      20               0      7,500       7,500        7,500          0              75,000
      25               0      7,500       7,500        7,500          0              37,500
      30               0      7,500       7,500        7,500          0                   0
      31+              0          0       7,500        7,500          0                   0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 4B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                  LIFETIME INCOME                BENEFIT BASE     LIFETIME INCOME
                PURCHASE    BENEFIT BASE AFTER     AMOUNT AFTER     WITHDRAWAL    ON CONTRACT   AMOUNT ON CONTRACT
CONTRACT YEAR   PAYMENTS     PURCHASE PAYMENT    PURCHASE PAYMENT      TAKEN      ANNIVERSARY       ANNIVERSARY
-------------   --------    ------------------   ----------------   ----------   ------------   ------------------
   At issue     $100,000         $100,000             $5,000          $   --       $100,000           $5,000
      1          10,000(1)        110,000(1)           5,500(1)        5,500        104,500            5,500
      2          10,000(2)        114,500(2)           5,725(2)        5,725        108,775            5,725

(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 4C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Years 1, 2 and 3.


                               GUARANTEED                                          HYPOTHETICAL
                           WITHDRAWAL AMOUNT    LIFETIME INCOME                 CONTRACT VALUE ON     GUARANTEED WITHDRAWAL
                PURCHASE     AFTER PURCHASE      AMOUNT AFTER     WITHDRAWAL   CONTRACT ANNIVERSARY     BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS        PAYMENT        PURCHASE PAYMENT      TAKEN      PRIOR TO RIDER FEE         ANNIVERSARY
-------------   --------   -----------------   ----------------   ----------   --------------------   ---------------------
   At issue     $100,000         $   --             $   --          $   --           $     --                $100,000
      1                0          5,000              5,000           5,000            102,000                 102,000(1)
      2                0          5,100(2)           5,100           5,100            103,514                 103,514
      3                0          5,176              5,176           5,176            105,020                 105,020
      4                0          5,251              5,251           5,251             94,012                  99,769

(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Guaranteed Withdrawal Balance ($10,000 - $5,000 = $95,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $102,000.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $102,000 = $5,100).

EXAMPLE 4D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 4c, but with a withdrawal of $10,000 at the end of year 4.

                               GUARANTEED                                               HYPOTHETICAL
                           WITHDRAWAL AMOUNT      LIFETIME INCOME                     CONTRACT VALUE ON    GUARANTEED WITHDRAWAL
                PURCHASE    AFTER PURCHASE     AMOUNT AFTER PURCHASE   WITHDRAWAL   CONTRACT ANNIVERSARY    BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS        PAYMENT               PAYMENT             TAKEN      PRIOR TO RIDER FEE         ANNIVERSARY
-------------   --------   -----------------   ---------------------   ----------   --------------------   ---------------------
   At issue     $100,000         $   --                $   --            $    --          $     --                $100,000
      1                0          5,000                 5,000              5,000           102,000                 102,000
      2                0          5,100                 5,100              5,100           103,514                 103,514
      3                0          5,176                 5,176              5,176           105,020                 105,020
      4                0          5,251                 5,251             10,000            89,263                  89,263(1)
      5                0          4,463(1)              4,463(1)           4,463            75,307                  84,800

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,263) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020 - $10,000 = $95,020). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,263 = $4,463).

                        APPENDIX C: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions


In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.


The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t)(2)(F) of the Code.


In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.



If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.


You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement planare generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES


Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK COMPETENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.


Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any transfer of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution providing the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.


CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.


Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.


DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

            APPENDIX D: Examples of Payment Enhancement Calculations

The Payment Enhancement is determined based on the cumulative amount of your payments. The Payment Enhancements, as a percentage of payments, are shown in the table below.

  CUMULATIVE PAYMENTS    PAYMENT ENHANCEMENT(1)
---------------------    ----------------------
  $10,000 to $499,999              3.0%
$500,000 to $2,499,999             4.0%
 $2,500,000 and above              5.0%

Payment Enhancements are payable as a percentage of the payment being made. The two examples below demonstrate how the Payment Enhancement is calculated:

EXAMPLE 1. Assume an initial payment of $400,000 and a subsequent payment of $200,000. Payment Enhancements would be determined as follows(2):

     - A Payment Enhancement of $12,000 (3% x $400,000) would be allocated among the Investment Options in proportion to the allocation of the $400,000 initial payment,

     - A Payment Enhancement of $8,000 (4% x $200,000) would be allocated among the Investment Options in proportion to the allocation of the $200,000 subsequent payment.

EXAMPLE 2. Assume an initial payment of $200,000 and a subsequent payment of $400,000. Payment Enhancements would be determined as follows(2):

     - A Payment Enhancement of $6,000 (3% x $200,000) would be allocated among the Investment Options in proportion to the allocation of the $200,000 initial payment,

     - A Payment Enhancement of $16,000 (4% x $400,000) would be allocated among the Investment Options in proportion to the allocation of the $400,000 subsequent payment.

(1) Promotional Payment Enhancement rates that are currently in effect for new Contracts are higher (see "V. Description of the Contract - Payment Enhancements").

(2) Unless we receive a Letter of Intent from you representing that additional Purchase Payments will be received within 13 months of the issue date of the Contract. If we receive a Letter of Intent, the Payment Enhancement will be determined using the percentage associated with the total amount of Purchase Payments indicated in the Letter of Intent (see "V. Description of the Contract - Payment Enhancements").

               APPENDIX E: Additional Availability of Guaranteed
                        Minimum Withdrawal Benefit Riders



Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders



This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:



     -    Income Plus for Life or Income Plus for Life - Joint Life; or



     -    Principal Plus for Life or Principal Plus for Life Plus Automatic
          Step-up.



     -



DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Yes, we impose several conditions:



     - Exchange of existing guaranteed minimum withdrawal benefit Rider - If you elect to purchase a new guaranteed minimum withdrawal benefit Rider for use with a previously issued Contract, your Contract must have a guaranteed minimum withdrawal benefit Rider in effect. We will terminate the existing guaranteed minimum withdrawal benefit Rider when you purchase a new guaranteed minimum withdrawal benefit Rider.



You may lose guaranteed lifetime income benefits, "accumulation benefits," "Bonuses," "Target Amount adjustments" and "Step-ups" under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new guaranteed minimum withdrawal benefit Rider.



     - No withdrawal charges in excess of $500 - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $500. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $500 or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new guaranteed minimum withdrawal benefit Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.



You should review the annuity prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.



     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new guaranteed minimum withdrawal benefit Rider in one or more of the Investment Options we make available for that Rider. Your existing guaranteed minimum withdrawal benefit Rider may permit you to invest in Investment Options that are not available under a new guaranteed minimum withdrawal benefit Rider. If you choose to purchase a new guaranteed minimum withdrawal benefit Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new guaranteed minimum withdrawal benefit Rider before you can purchase the new Rider.



For more information regarding the currently available Investment Options for guaranteed minimum withdrawal benefit Riders, please see "VI. Optional Benefits." You should consult with your representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new guaranteed minimum withdrawal benefit Rider is best suited for your financial needs and risk tolerance.



     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new guaranteed minimum withdrawal benefit Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus for Life - Joint Life Rider.



     - Settlement Phase Restriction - Your Contract must not be in the "Settlement Phase" under an existing guaranteed minimum withdrawal benefit Rider for you to elect to purchase a new guaranteed minimum withdrawal benefit Rider. The "Settlement Phase" occurs only when your Contract Value declines to zero and your existing guaranteed minimum withdrawal benefit Rider still has guaranteed benefits.

     - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same type of guaranteed minimum withdrawal benefit Rider (i.e., Income Plus for Life for Income Plus for Life; Income Plus for Life - Joint Life for Income Plus for Life - Joint Life; Principal Plus for Life for Principal Plus for Life; or Principal Plus for Life Plus Automatic Step-up for Principal Plus for Life Plus Automatic Step-up) unless we agree otherwise.



     - State of Issue Restriction - You may purchase a guaranteed minimum withdrawal benefit Rider only if it is then available in the state where we issued your Contract. You can find out if an optional guaranteed minimum withdrawal benefit Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078.



     - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any guaranteed minimum benefit Rider at any time. We also reserve the right to refuse to issue any new guaranteed minimum withdrawal benefit Rider at our sole discretion.



Before you purchase a new guaranteed minimum withdrawal benefit Rider:



     - compare the fees, benefits and restrictions of any existing guaranteed minimum withdrawal benefit Rider to your Contract with the fees, benefits and restrictions of the new Rider; and



     - consult with your representative to determine if the new Rider is appropriate for your needs and financial circumstances.



WHEN CAN I ELECT TO PURCHASE A NEW MINIMUM GUARANTEED BENEFIT RIDER?



We provide a thirty day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $500 or less at that time) for you to elect a new guaranteed minimum withdrawal benefit Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new guaranteed minimum withdrawal benefit Rider.



We also provide a thirty day Election Period in certain circumstances for a Beneficiary to elect to purchase a guaranteed minimum withdrawal benefit Rider following the death of an Owner in exchange for a then existing Rider. Under our current administrative procedures, you cannot exchange an existing guaranteed minimum withdrawal benefit Rider for a new Rider during the first Contract Year.



We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.



HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?



We charge you the annual Rider fee under your existing guaranteed minimum withdrawal benefit Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new guaranteed minimum withdrawal benefit Rider (i.e., the start of an Election Period). If you purchase a new guaranteed minimum withdrawal benefit Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).



The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:



                                   INCOME PLUS FOR                     PRINCIPAL PLUS FOR
FEES DEDUCTED FROM   INCOME PLUS     LIFE - JOINT    PRINCIPAL PLUS   LIFE PLUS AUTOMATIC
 CONTRACT VALUE(1)     FOR LIFE          LIFE           FOR LIFE         ANNUAL STEP-UP
------------------   -----------   ---------------   --------------   -------------------
Maximum Fee(2)           1.20%          1.20%             0.75%               1.20%
Current Fee              0.60%          0.60%             0.40%               0.60%



(1) Fees are shown as a percentage of the "Adjusted Benefit Base" for Income Plus for Life and Income Plus for Life - Joint Life and as a percentage of the "Adjusted Guaranteed Withdrawal Balance" for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up.



(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-up of the "Benefit Base" (Income Plus for Life or Income Plus for Life - Joint Life) or "Guaranteed Withdrawal Balance" (Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up) to equal the Contract Value.



Please see "VI. Optional Benefits" for additional information on the fee for each guaranteed minimum withdrawal benefit Rider.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our guaranteed minimum withdrawal benefit Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction (i.e., a "Reset") may be more or less than the amount you can withdraw without a Reset under your existing guaranteed minimum withdrawal benefit Rider.



The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing minimum guaranteed benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:



                                                INCOME PLUS FOR                     PRINCIPAL PLUS FOR
  INITIAL ANNUAL GUARANTEE ON     INCOME PLUS     LIFE - JOINT    PRINCIPAL PLUS   LIFE PLUS AUTOMATIC
           NEW RIDER                FOR LIFE          LIFE           FOR LIFE         ANNUAL STEP-UP
-------------------------------   -----------   ---------------   --------------   -------------------
Guaranteed Withdrawal Amount(1)       Not        Not applicable       5.0% of            5.0% of
                                   applicable                     Contract Value      Contract Value
Lifetime Income Amount(2)           5.0% of         4.75% of          5.0% of            5.0% of
                                    Contract     Contract Value   Contract Value      Contract Value
                                     Value



(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. The maximum Guaranteed Withdrawal Amount for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up is $250,000.



(2) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life - Joint
     Life) is at least 59 1/2 at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the annuity prospectus. The maximum Lifetime Income Amount for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up is $250,000. The maximum Lifetime Income Amount for Income Plus for Life - Joint Life is $237,500.



Please see "VI. Optional Benefits" for additional information about Resets and the annual "permitted" amounts under a new guaranteed minimum withdrawal benefit Rider.



We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider.



WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you purchase a guaranteed minimum withdrawal benefit Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider and may be more or less than other benefits under your existing minimum guaranteed withdrawal benefit Rider:



     - Bonuses. If you qualify for the Lifetime Income Bonus applicable to Income Plus for Life or Income Plus for Life - Joint Life, we will increase the Benefit Base by 7% (6% in New York) of the Contract Value at the time you purchased the Rider (i.e., the Contract Value is treated as the initial Purchase Payment for the new Rider), and if you qualify for the Bonus applicable to Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up, we will increase the Guaranteed Withdrawal Balance by 5% of the Contract Value at the time you purchased the Rider. Please see "VI. Optional Benefits" for additional information about qualifying for Bonuses, and the impact of Step-ups and Resets on Bonuses.



     -    "Target Amount" Adjustment (Income Plus for Life, Income Plus for Life
          - Joint Life). We establish the "Target Date" for the "Target Amount" adjustment (described in the Income Plus for Life Series section of "VI. Optional Benefits") as the later of the end of the first 10 Contract Years following your purchase of the new Rider or the Contract Anniversary on or next following the date the Covered Person (the younger Covered Person, in the case of Income Plus for Life - Joint Life) attains age 70.



Impact of Purchase Payments



Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see "VI. Optional Benefits" for additional information about "Step-ups" and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.



WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?



Effect of withdrawals



We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life or an Income Plus for Life - Joint Life Rider, we will reduce the death benefit on a dollar for dollar basis if you limit your annual withdrawals (including applicable withdrawal charges, if any) to the Lifetime Income Amount for that Rider. If you take annual withdrawals in excess of that amount, we will deduct the entire amount of that withdrawal on a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal.) We reduce the death benefit on a pro rata basis under Contracts with a Principal Plus for Life or a Principal Plus for Life Plus Automatic Annual Step-up Rider. Please see "VI. Optional Benefits" for additional information on the effect of withdrawals under a guaranteed minimum withdrawal benefit Rider.



Continuation of Contract after death benefits become payable



Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).



CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each guaranteed minimum withdrawal benefit Rider ends as described in its respective section in "VI. Optional Benefits."



CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each guaranteed minimum withdrawal benefit Rider may continue as described in its respective section in "VI. Optional Benefits."



If death occurs during a Rider's "Settlement Phase," however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

                 APPENDIX U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Fund (including dividends and distributions made by that Fund), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

     -    Venture Vantage(R) Contracts with no optional benefit Riders;

     - Venture Vantage(R) Contracts with an optional Annual Step Death Benefit Rider; and

     - Previously issued Venture Vantage(R) Contracts with an optional Guaranteed Earnings Multiplier ("GEM") optional benefit Rider.

Please note that fees for a guaranteed minimum withdrawal benefit Rider are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Vantage New Sales

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

               ACCUMULATION UNIT VALUES- VANTAGE VARIABLE ANNUITY

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.509388         --         --         --        --        --       --       --       --       --
   No. of Units               2,978,384         --         --         --        --        --       --       --       --       --
   No. of Units                   9,425         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.492664         --         --         --        --        --       --       --       --       --
   No. of Units               1,712,634         --         --         --        --        --       --       --       --       --
   No. of Units                  10,049         --         --         --        --        --       --       --       --       --

AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     13.012317  12.410162  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.164627  13.012317  12.410162         --        --        --       --       --       --       --
   No. of Units               5,244,296  3,087,417    791,907         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     12.975650  12.399892  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.101156  12.975650  12.399892         --        --        --       --       --       --       --
   No. of Units               3,553,358  1,989,870    561,066         --        --        --       --       --       --       --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.562343         --         --         --        --        --       --       --       --       --
   No. of Units                 300,457         --         --         --        --        --       --       --       --       --
   No. of Units                   2,907         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.558969         --         --         --        --        --       --       --       --       --
   No. of Units                 209,720         --         --         --        --        --       --       --       --       --
   No. of Units                     841         --         --         --        --        --       --       --       --       --

AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.557725         --         --         --        --        --       --       --       --       --
   No. of Units                 677,920         --         --         --        --        --       --       --       --       --
   No. of Units                   4,066         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.554350         --         --         --        --        --       --       --       --       --
   No. of Units                 348,101         --         --         --        --        --       --       --       --       --
   No. of Units                   3,712         --         --         --        --        --       --       --       --       --

AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.216588         --         --         --        --        --       --       --       --       --
   No. of Units               1,651,994         --         --         --        --        --       --       --       --       --
   No. of Units                     225         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.198933         --         --         --        --        --       --       --       --       --
   No. of Units               1,195,487         --         --         --        --        --       --       --       --       --

Vantage New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.488713         --         --         --        --        --       --       --       --       --
   No. of Units                 468,652         --         --         --        --        --       --       --       --       --
   No. of Units                     149         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.470700         --         --         --        --        --       --       --       --       --
   No. of Units                 355,100         --         --         --        --        --       --       --       --       --

AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     20.653351  19.130193  16.807957  15.254034 12.500000        --       --       --       --       --
   Value at End of Year       22.719659  20.653351  19.130193  16.807957 15.254034        --       --       --       --       --
   No. of Units               7,054,344  6,656,145  5,934,668  4,644,778   418,891        --       --       --       --       --
   No. of Units                      26         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     20.503034  19.028876  16.752296  15.234022 12.500000        --       --       --       --       --
   Value at End of Year       22.508993  20.503034  19.028876  16.752296 15.234022        --       --       --       --       --
   No. of Units               3,033,263  2,791,715  2,148,990  1,426,218   391,517        --       --       --       --       --

AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     19.450139  17.233995  16.623657  15.372805 12.500000        --       --       --       --       --
   Value at End of Year       20.006582  19.450139  17.233995  16.623657 15.372805        --       --       --       --       --
   No. of Units               6,494,981  5,744,824  4,904,505  3,699,484   233,294        --       --       --       --       --
   No. of Units                     198         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     19.308566  17.142690  16.568595  15.352637 12.500000        --       --       --       --       --
   Value at End of Year       19.821062  19.308566  17.142690  16.568595 15.352637        --       --       --       --       --
   No. of Units               3,148,358  2,756,448  2,110,126  1,371,928   258,399        --       --       --       --       --

AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.959058         --         --         --        --        --       --       --       --       --
   No. of Units                 303,150         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.943071         --         --         --        --        --       --       --       --       --
   No. of Units                 270,660         --         --         --        --        --       --       --       --       --
   No. of Units                   1,464         --         --         --        --        --       --       --       --       --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     26.734523  22.946316  19.280394  16.491401 12.500000        --       --       --       --       --
   Value at End of Year       31.430060  26.734523  22.946316  19.280394 16.491401        --       --       --       --       --
   No. of Units               3,602,354  3,450,578  2,717,581  1,774,536    98,509        --       --       --       --       --
   No. of Units                      65         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     26.539979  22.824807  19.216554  16.469766 12.500000        --       --       --       --       --
   Value at End of Year       31.138706  26.539979  22.824807  19.216554 16.469766        --       --       --       --       --
   No. of Units               1,526,563  1,451,379  1,083,099    611,849    67,542        --       --       --       --       --

AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       14.912288         --         --         --        --        --       --       --       --       --
   No. of Units                 611,579         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year            --         --         --         --        --        --       --       --       --       --
   Value at End of Year       14.892370         --         --         --        --        --       --       --       --       --
   No. of Units                 215,118         --         --         --        --        --       --       --       --       --

Vantage New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.533561  14.431593  13.910241  12.981709 10.219054 12.500000       --       --       --       --
   Value at End of Year       17.206588  15.533561  14.431593  13.910241 12.981709 10.219054       --       --       --       --
   No. of Units               1,015,086  1,089,323  1,204,800  1,158,877   617,589   418,888       --       --       --       --
   No. of Units                     116         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     15.390317  14.327062  13.837048  12.939311 10.206043 12.500000       --       --       --       --
   Value at End of Year       17.013665  15.390317  14.327062  13.837048 12.939311 10.206043       --       --       --       --
   No. of Units                 300,226    291,720    297,497    213,224    30,882    10,085       --       --       --       --

CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     14.727981  14.654969  13.089938  12.171848  9.556431 12.500000       --       --       --       --
   Value at End of Year       16.147869  14.727981  14.654969  13.089938 12.171848  9.556431       --       --       --       --
   No. of Units                 463,276    563,128    182,168    195,765   211,754   124,844       --       --       --       --
   No. of Units                     123         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     12.964816  14.548803  13.021044  12.132085  9.544262 12.500000       --       --       --       --
   Value at End of Year       15.966792  12.964816  14.548803  13.021044 12.132085  9.544262       --       --       --       --
   No. of Units                  49,925    128,538     15,268      6,137     3,248     4,124       --       --       --       --

CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year     16.872448  14.792845  13.754542  12.500000        --        --       --       --       --       --
   Value at End of Year       14.484392  16.872448  14.792845  13.754542        --        --       --       --       --       --
   No. of Units                 135,419    354,296    162,522     66,024        --        --       --       --       --       --
   No. of Units                     340         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     16.783055  14.743839  13.736322  12.500000        --        --       --       --       --       --
   Value at End of Year       14.378685  16.783055  14.743839  13.736322        --        --       --       --       --       --
   No. of Units                  36,210     61,604     29,081     11,947        --        --       --       --       --       --
   No. of Units                   1,215         --         --         --        --        --       --       --       --       --

CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year     15.357367  14.648304  14.064773  12.500000        --        --       --       --       --       --
   Value at End of Year       14.203843  15.357367  14.648304  14.064773        --        --       --       --       --       --
   No. of Units                 285,557    336,984    456,258    300,879        --        --       --       --       --       --
   No. of Units                     347         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     15.275960  14.599758  14.046138  12.500000        --        --       --       --       --       --
   Value at End of Year       14.100150  15.275960  14.599758  14.046138        --        --       --       --       --       --
   No. of Units                 173,408    165,723    202,252     97,703        --        --       --       --       --       --

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.337374  14.825708  14.516669  12.864713 10.419024 12.500000       --       --       --       --
   Value at End of Year       17.608823  17.337374  14.825708  14.516669 12.864713 10.419024       --       --       --       --
   No. of Units               1,462,922  1,560,317  1,745,873  1,642,979 1,114,993   766,558       --       --       --       --
   No. of Units                     112         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     17.177495  14.718317  14.440278  12.822685 10.405752 12.500000       --       --       --       --
   Value at End of Year       17.411394  17.177495  14.718317  14.440278 12.822685 10.405752       --       --       --       --
   No. of Units                 424,106    421,534    431,365    266,760    80,834    16,980       --       --       --       --

FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     19.025897  15.738520  14.580230  13.451522 10.241025 12.500000       --       --       --       --
   Value at End of Year       17.433662  19.025897  15.738520  14.580230 13.451522 10.241025       --       --       --       --
   No. of Units                 206,243    223,983    208,038    206,195   190,654   125,127       --       --       --       --
   No. of Units                     170         --         --         --        --        --       --       --       --       --

Vantage New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     18.850460  15.624517  14.503495  13.407583 10.227986 12.500000       --       --       --       --
   Value at End of Year       17.238200  18.850460  15.624517  14.503495 13.407583 10.227986       --       --       --       --
   No. of Units                  34,266     39,487     30,059     26,277    15,535       836       --       --       --       --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.980903         --         --         --        --        --       --       --       --       --
   No. of Units               6,275,038         --         --         --        --        --       --       --       --       --
   No. of Units                   4,916         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.964887         --         --         --        --        --       --       --       --       --
   No. of Units               3,819,586         --         --         --        --        --       --       --       --       --
   No. of Units                  31,219         --         --         --        --        --       --       --       --       --

FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.798619  15.822838  14.783043  13.472600 10.559943 12.500000       --       --       --       --
   Value at End of Year       18.202221  17.798619  15.822838  14.783043 13.472600 10.559943       --       --       --       --
   No. of Units               1,720,337  1,613,638  1,236,685    999,806   788,137   722,275       --       --       --       --
   No. of Units                     434         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     17.634502  15.708228  14.705246  13.428610 10.546509 12.500000       --       --       --       --
   Value at End of Year       17.998130  17.634502  15.708228  14.705246 13.428610 10.546509       --       --       --       --
   No. of Units                 710,864    660,220    433,555    197,850    31,408    11,638       --       --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.291586  14.605849  14.002434  12.638742 10.149550 12.500000       --       --       --       --
   Value at End of Year       16.820822  16.291586  14.605849  14.002434 12.638742 10.149550       --       --       --       --
   No. of Units               1,205,586  1,124,811    798,432    434,763   117,087    64,984       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     16.141369  14.500051  13.928749  12.597473 10.136635 12.500000       --       --       --       --
   Value at End of Year       16.632255  16.141369  14.500051  13.928749 12.597473 10.136635       --       --       --       --
   No. of Units               1,024,207    786,453    535,067    234,440     9,046       830       --       --       --       --

GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.721256  16.162566  17.584406  16.225841 14.308974 12.500000       --       --       --       --
   Value at End of Year       18.001715  16.721256  16.162566  17.584406 16.225841 14.308974       --       --       --       --
   No. of Units               1,026,560    951,122    689,169    505,945   331,386   221,118       --       --       --       --
   No. of Units                     281         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     16.567109  16.045535  17.491941  16.172895 14.290823 12.500000       --       --       --       --
   Value at End of Year       17.799951  16.567109  16.045535  17.491941 16.172895 14.290823       --       --       --       --
   No. of Units                 529,883    505,289    348,357    163,463    58,633     9,679       --       --       --       --

HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     18.991253  17.830852  16.107097  14.220030 10.626002 12.500000       --       --       --       --
   Value at End of Year       21.959388  18.991253  17.830852  16.107097 14.220030 10.626002       --       --       --       --
   No. of Units                 372,757    386,178    357,276    331,788   300,443   187,281       --       --       --       --
   No. of Units                      90         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     18.816077  17.701664  16.022313  14.173571 10.612467 12.500000       --       --       --       --
   Value at End of Year       21.713153  18.816077  17.701664  16.022313 14.173571 10.612467       --       --       --       --
   No. of Units                  67,120     73,278     74,870     56,393    33,516     5,305       --       --       --       --

HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.524517         --         --         --        --        --       --       --       --       --
   No. of Units                  49,850         --         --         --        --        --       --       --       --       --

Vantage New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.509109         --         --         --        --        --       --       --       --       --
   No. of Units                     400         --         --         --        --        --       --       --       --       --

HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.304026  15.941511  15.633635  14.324530 11.713618 12.500000       --       --       --       --
   Value at End of Year       17.268500  17.304026  15.941511  15.633635 14.324530 11.713618       --       --       --       --
   No. of Units                 387,546    465,143    527,606    644,525   535,198   182,041       --       --       --       --
   No. of Units                     116         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     17.144483  15.826048  15.551396  14.277775 11.698735 12.500000       --       --       --       --
   Value at End of Year       17.074920  17.144483  15.826048  15.551396 14.277775 11.698735       --       --       --       --
   No. of Units                 108,877    111,397    215,221    181,616   173,522    76,459       --       --       --       --

INCOME & VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.739087  14.743097  14.261910  13.484978 10.844734 12.500000       --       --       --       --
   Value at End of Year       15.636310  15.739087  14.743097  14.261910 13.484978 10.844734       --       --       --       --
   No. of Units                 517,798    519,624    553,526    611,366   449,663   310,937       --       --       --       --
   No. of Units                     190         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     15.593967  14.636323  14.186875  13.440953 10.830938 12.500000       --       --       --       --
   Value at End of Year       15.461015  15.593967  14.636323  14.186875 13.440953 10.830938       --       --       --       --
   No. of Units                  94,677    104,558    106,569     93,132    51,598     4,107       --       --       --       --

INDEX ALLOCATION TRUST - SERIES II SHARES (units first credited 2-13-2006)

Contracts with no Optional Benefits
   Value at Start of Year     13.503317  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.165798  13.503317         --         --        --        --       --       --       --       --
   No. of Units               1,653,224    786,816         --         --        --        --       --       --       --       --
   No. of Units                     210         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     13.479737  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.112650  13.479737         --         --        --        --       --       --       --       --
   No. of Units                 718,353    347,892         --         --        --        --       --       --       --       --
   No. of Units                      75         --         --         --        --        --       --       --       --       --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     19.720898  16.071601  14.106539  12.420452  9.684206 12.500000       --       --       --       --
   Value at End of Year       21.577822  19.720898  16.071601  14.106539 12.420452  9.684206       --       --       --       --
   No. of Units                 183,263    182,584    148,278    174,243   145,022   116,451       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     19.539027  15.955163  14.032279  12.379856  9.671864 12.500000       --       --       --       --
   Value at End of Year       21.335893  19.539027  15.955163  14.032279 12.379856  9.671864       --       --       --       --
   No. of Units                  45,709     40,486     19,364      9,947     5,510     3,919       --       --       --       --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     18.729394  15.351670  12.500000         --        --        --       --       --       --       --
   Value at End of Year       22.085049  18.729394  15.351670         --        --        --       --       --       --       --
   No. of Units                 527,327    370,887    113,101         --        --        --       --       --       --       --
   No. of Units                      92         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     18.667360  15.331369  12.500000         --        --        --       --       --       --       --
   Value at End of Year       21.967707  18.667360  15.331369         --        --        --       --       --       --       --
   No. of Units                  87,516     51,402     16,220         --        --        --       --       --       --       --

INTERNATIONAL SMALL CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     24.337272  19.377439  17.910728  15.050495  9.878693 12.500000       --       --       --       --
   Value at End of Year       26.332486  24.337272  19.377439  17.910728 15.050495  9.878693       --       --       --       --
   No. of Units                 231,739    158,412    166,799    170,357    87,054    53,743       --       --       --       --
   No. of Units                      78         --         --         --        --        --       --       --       --       --

Vantage New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     24.112910  19.237114  17.816506  15.001355  9.866121 12.500000       --       --       --       --
   Value at End of Year       26.037340  24.112910  19.237114  17.816506 15.001355  9.866121       --       --       --       --
   No. of Units                  59,216     86,241     82,013     56,009    17,077       497       --       --       --       --

INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     23.001890  18.070607  16.636993  13.921688  9.783417 12.500000       --       --       --       --
   Value at End of Year       24.765577  23.001890  18.070607  16.636993 13.921688  9.783417       --       --       --       --
   No. of Units                 815,489    948,384    916,366    833,752   625,371   529,848       --       --       --       --
   No. of Units                      81         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     22.789826  17.939725  16.549456  13.876213  9.770965 12.500000       --       --       --       --
   Value at End of Year       24.487969  22.789826  17.939725  16.549456 13.876213  9.770965       --       --       --       --
   No. of Units                 185,326    193,480    186,031     90,653    26,197     9,713       --       --       --       --
   No. of Units                     708         --         --         --        --        --       --       --       --       --

INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     14.840203  14.581393  14.514565  14.086938 13.341290 12.500000       --       --       --       --
   Value at End of Year       15.475667  14.840203  14.581393  14.514565 14.086938 13.341290       --       --       --       --
   No. of Units                 699,118    599,015    437,529    319,935   334,870   200,438       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     14.703313  14.475739  14.438164  14.040925 13.324346 12.500000       --       --       --       --
   Value at End of Year       15.302123  14.703313  14.475739  14.438164 14.040925 13.324346       --       --       --       --
   No. of Units                 306,290    274,281    159,444     66,125    37,853     4,969       --       --       --       --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         --  13.003457  12.459436 10.103824 12.500000       --       --       --       --
   Value at End of Year              --         --  12.800895  13.003457 12.459436 10.103824       --       --       --       --
   No. of Units                      --         --    528,213    555,743   525,535   408,713       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year            --         --  12.935008  12.418740 10.090965 12.500000       --       --       --       --
   Value at End of Year              --         --  12.708135  12.935008 12.418740 10.090965       --       --       --       --
   No. of Units                      --         --    123,910     97,380    37,435     3,838       --       --       --       --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     18.756146  16.536348  15.201986  13.303764 10.014935 12.500000       --       --       --       --
   Value at End of Year       20.018678  18.756146  16.536348  15.201986 13.303764 10.014935       --       --       --       --
   No. of Units               1,216,162  1,120,419  1,148,674  1,022,079   652,925   469,497       --       --       --       --
   No. of Units                     234         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     18.583189  16.416565  15.121981  13.260309 10.002183 12.500000       --       --       --       --
   Value at End of Year       19.794237  18.583189  16.416565  15.121981 13.260309 10.002183       --       --       --       --
   No. of Units                 296,385    302,739    269,469    111,190   227,621   215,430       --       --       --       --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     18.014631  16.261645  15.462674  13.847840 11.344216 12.500000       --       --       --       --
   Value at End of Year       18.847133  18.014631  16.261645  15.462674 13.847840 11.344216       --       --       --       --
   No. of Units              40,317,394 33,120,895 24,211,507 12,415,096 3,242,220 2,169,689       --       --       --       --
   No. of Units                  12,453         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     17.848505  16.143848  15.381311  13.802621 11.329788 12.500000       --       --       --       --
   Value at End of Year       18.635822  17.848505  16.143848  15.381311 13.802621 11.329788       --       --       --       --
   No. of Units              16,651,923 13,861,070  9,885,418  4,522,346   714,035   348,694       --       --       --       --
   No. of Units                  29,848         --         --         --        --        --       --       --       --       --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.786743  14.827729  14.647741  13.710475 12.482816 12.500000       --       --       --       --
   Value at End of Year       16.346703  15.786743  14.827729  14.647741 13.710475 12.482816       --       --       --       --
   No. of Units               4,506,267  2,984,536  2,477,002  1,848,666   846,094   483,478       --       --       --       --

Vantage New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     15.641174  14.720320  14.570649  13.665685 12.466950 12.500000       --       --       --       --
   Value at End of Year       16.163444  15.641174  14.720320  14.570649 13.665685 12.466950       --       --       --       --
   No. of Units               1,905,841  1,265,059  1,182,877    802,698   252,968    72,309       --       --       --       --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     18.298882  16.405116  15.353990  13.607605 10.676694 12.500000       --       --       --       --
   Value at End of Year       19.323682  18.298882  16.405116  15.353990 13.607605 10.676694       --       --       --       --
   No. of Units              51,153,986 39,243,411 24,747,793 11,814,241 2,783,038 1,647,423       --       --       --       --
   No. of Units                  53,638         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     18.130144  16.286288  15.273191  13.563170 10.663111 12.500000       --       --       --       --
   Value at End of Year       19.107030  18.130144  16.286288  15.273191 13.563170 10.663111       --       --       --       --
   No. of Units              25,756,273 19,387,383 12,065,922  5,041,971   755,261   336,348       --       --       --       --
   No. of Units                  32,601         --         --         --        --        --       --       --       --       --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.768280  15.455954  15.093076  13.805228 11.899608 12.500000       --       --       --       --
   Value at End of Year       17.348500  16.768280  15.455954  15.093076 13.805228 11.899608       --       --       --       --
   No. of Units              10,145,080  8,240,533  7,038,621  3,928,697 1,474,624   859,403       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     16.613664  15.344003  15.013674  13.760160 11.884486 12.500000       --       --       --       --
   Value at End of Year       17.153999  16.613664  15.344003  15.013674 13.760160 11.884486       --       --       --       --
   No. of Units               4,959,397  3,397,173  2,578,618  1,348,141   333,204    48,506       --       --       --       --
   No. of Units                   1,516         --         --         --        --        --       --       --       --       --

MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year            --         --  17.019053  15.145084 12.500000        --       --       --       --       --
   Value at End of Year              --         --  17.745050  17.019053 15.145084        --       --       --       --       --
   No. of Units                      --         --    201,165    259,908    38,056        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year            --         --  16.962682  15.125220 12.500000        --       --       --       --       --
   Value at End of Year              --         --  17.651047  16.962682 15.125220        --       --       --       --       --
   No. of Units                      --         --     64,652     54,409    27,272        --       --       --       --       --

MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.869677  16.582133  15.064068  13.229759 10.003045 12.500000       --       --       --       --
   Value at End of Year       18.883379  17.869677  16.582133  15.064068 13.229759 10.003045       --       --       --       --
   No. of Units                 281,378    322,356    296,910    255,414   235,468   165,624       --       --       --       --
   No. of Units                     291         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     17.704889  16.462022  14.984785  13.186545  9.990307 12.500000       --       --       --       --
   Value at End of Year       18.671659  17.704889  16.462022  14.984785 13.186545  9.990307       --       --       --       --
   No. of Units                 113,215    122,868     76,107     62,541    18,879     2,557       --       --       --       --

MID CAP INTERSECTION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.500147         --         --         --        --        --       --       --       --       --
   No. of Units                  33,093         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.484780         --         --         --        --        --       --       --       --       --
   No. of Units                     459         --         --         --        --        --       --       --       --       --

MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     20.771118  18.617492  16.523886  14.132733 10.110257 12.500000       --       --       --       --
   Value at End of Year       25.225502  20.771118  18.617492  16.523886 14.132733 10.110257       --       --       --       --
   No. of Units                 617,818    642,322    652,533    458,499   354,941   224,592       --       --       --       --
   No. of Units                     134         --         --         --        --        --       --       --       --       --

Vantage New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     20.579558  18.482630  16.436929  14.086575 10.097385 12.500000       --       --       --       --
   Value at End of Year       24.942667  20.579558  18.482630  16.436929 14.086575 10.097385       --       --       --       --
   No. of Units                 120,447    118,178     97,800     65,417    29,443     7,166       --       --       --       --

MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     12.621942  12.298010  12.190012  12.306299 12.450973 12.500000       --       --       --       --
   Value at End of Year       12.967736  12.621942  12.298010  12.190012 12.306299 12.450973       --       --       --       --
   No. of Units               5,192,912  3,208,681  2,410,775  2,036,705 1,853,729 2,789,943       --       --       --       --
   No. of Units                  25,117         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     12.505535  12.208916  12.125860  12.266109 12.435154 12.500000       --       --       --       --
   Value at End of Year       12.822332  12.505535  12.208916  12.125860 12.266109 12.435154       --       --       --       --
   No. of Units               2,023,318  1,152,304    937,159  1,060,830   390,915   115,361       --       --       --       --
   No. of Units                  10,283         --         --         --        --        --       --       --       --       --

NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     37.658616  31.340000  21.737618  17.798104 12.500000        --       --       --       --       --
   Value at End of Year       52.068897  37.658616  31.340000  21.737618 17.798104        --       --       --       --       --
   No. of Units                 771,649    839,163    891,398    515,521    48,703        --       --       --       --       --
   No. of Units                     205         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     37.384678  31.174124  21.665649  17.774754 12.500000        --       --       --       --       --
   Value at End of Year       51.586296  37.384678  31.174124  21.665649 17.774754        --       --       --       --       --
   No. of Units                 179,898    202,337    191,510     72,421    15,496        --       --       --       --       --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     21.287020  19.490423  15.781873  13.723612  9.918704 12.500000       --       --       --       --
   Value at End of Year       22.811414  21.287020  19.490423  15.781873 13.723612  9.918704       --       --       --       --
   No. of Units                 229,351    177,297    354,056    200,985   184,678   117,626       --       --       --       --
   No. of Units                     344         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year     21.237781  19.455050  15.761085  13.712408  9.915550 12.500000       --       --       --       --
   Value at End of Year       22.747229  21.237781  19.455050  15.761085 13.712408  9.915550       --       --       --       --
   No. of Units                  75,082    106,054    107,739     85,032    94,203    36,228       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     21.090748  19.349286  15.698845  13.678796  9.906070 12.500000       --       --       --       --
   Value at End of Year       22.555706  21.090748  19.349286  15.698845 13.678796  9.906070       --       --       --       --
   No. of Units                  37,409     23,387     29,037     12,170     5,683       605       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year     21.041964  19.314161  15.678158  13.667613  9.902913 12.500000       --       --       --       --
   Value at End of Year       22.492242  21.041964  19.314161  15.678158 13.667613  9.902913       --       --       --       --
   No. of Units                  15,671     18,026     24,271     16,774    12,133     8,249       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year     27.993711  25.733555  20.920290  18.264938 12.500000        --       --       --       --       --
   Value at End of Year       29.878045  27.993711  25.733555  20.920290 18.264938        --       --       --       --       --
   No. of Units                   3,647      2,688      7,277      7,141        --        --       --       --       --       --

REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     31.333425  23.088749  21.000811  16.187204 11.832903 12.500000       --       --       --       --
   Value at End of Year       25.984546  31.333425  23.088749  21.000811 16.187204 11.832903       --       --       --       --
   No. of Units                 408,303    505,248    549,302    578,054   455,136   366,719       --       --       --       --
   No. of Units                     190         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     31.044639  22.921571  20.890350  16.134374 11.817865 12.500000       --       --       --       --
   Value at End of Year       25.693308  31.044639  22.921571  20.890350 16.134374 11.817865       --       --       --       --
   No. of Units                 106,342    119,488    105,556     64,907    32,471     9,067       --       --       --       --
   No. of Units                     687         --         --         --        --        --       --       --       --       --

Vantage New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     14.225598  13.710251  13.674291  13.779908  9.301177 12.500000       --       --       --       --
   Value at End of Year       16.704780  14.225598  13.710251  13.674291 13.779908  9.301177       --       --       --       --
   No. of Units                 470,922    424,690    445,073    507,193   473,288   189,623       --       --       --       --
   No. of Units                     399         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     14.094385  13.610927  13.602330  13.734908  9.289319 12.500000       --       --       --       --
   Value at End of Year       16.517470  14.094385  13.610927  13.602330 13.734908  9.289319       --       --       --       --
   No. of Units                  70,738    126,500    116,322     98,293        --        --       --       --       --       --

SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year     17.626074  15.811284  12.500000         --        --        --       --       --       --       --
   Value at End of Year       19.743671  17.626074  15.811284         --        --        --       --       --       --       --
   No. of Units                 244,268    293,586    178,315         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     17.567684  15.790370  12.500000         --        --        --       --       --       --       --
   Value at End of Year       19.638727  17.567684  15.790370         --        --        --       --       --       --       --
   No. of Units                  60,491     48,063     29,006         --        --        --       --       --       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     24.576972  22.651428  21.377714  17.303217 12.500000        --       --       --       --       --
   Value at End of Year       22.308354  24.576972  22.651428  21.377714 17.303217        --       --       --       --       --
   No. of Units                 172,370    210,222    234,997    275,279    11,805        --       --       --       --       --
   No. of Units                      87         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     24.398109  22.531494  21.306957  17.280544 12.500000        --       --       --       --       --
   Value at End of Year       22.101471  24.398109  22.531494  21.306957 17.280544        --       --       --       --       --
   No. of Units                  45,186     49,937     47,527     17,063     6,233        --       --       --       --       --

SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year     16.694597  14.243703  12.500000         --        --        --       --       --       --       --
   Value at End of Year       15.920697  16.694597  14.243703         --        --        --       --       --       --       --
   No. of Units                 683,976    729,819    486,060         --        --        --       --       --       --       --
   No. of Units                     181         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     16.639285  14.224850  12.500000         --        --        --       --       --       --       --
   Value at End of Year       15.836052  16.639285  14.224850         --        --        --       --       --       --       --
   No. of Units                 122,876    132,780     92,550         --        --        --       --       --       --       --

SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year     19.721725  17.385141  16.534394  13.441223 10.220525 12.500000       --       --       --       --
   Value at End of Year       19.143414  19.721725  17.385141  16.534394 13.441223 10.220525       --       --       --       --
   No. of Units                 670,223    781,620    723,156    965,084   740,786   501,816       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     19.539902  17.259237  16.447403  13.397323 10.207514 12.500000       --       --       --       --
   Value at End of Year       18.928799  19.539902  17.259237  16.447403 13.397323 10.207514       --       --       --       --
   No. of Units                 120,043    132,066    133,055    101,306    44,866    18,730       --       --       --       --

STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.116200  15.316028  15.184102  14.495147 13.036506 12.500000       --       --       --       --
   Value at End of Year       15.825946  16.116200  15.316028  15.184102 14.495147 13.036506       --       --       --       --
   No. of Units                 715,334    763,949    844,231    659,837   257,912   189,217       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     15.967600  15.205102  15.104238  14.447843 13.019956 12.500000       --       --       --       --
   Value at End of Year       15.648519  15.967600  15.205102  15.104238 14.447843 13.019956       --       --       --       --
   No. of Units                 257,073    259,992    278,355    204,907    36,764     5,488       --       --       --       --
   No. of Units                   1,116         --         --         --        --        --       --       --       --       --

Vantage New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     14.548416  14.286631  14.190100  13.764147 13.329613 12.500000       --       --       --       --
   Value at End of Year       15.509103  14.548416  14.286631  14.190100 13.764147 13.329613       --       --       --       --
   No. of Units               1,570,929  1,552,236  2,119,976  2,254,339 2,344,730 1,898,403       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     14.414224  14.183124  14.115409  13.719187 13.312683 12.500000       --       --       --       --
   Value at End of Year       15.335192  14.414224  14.183124  14.115409 13.719187 13.312683       --       --       --       --
   No. of Units                 258,180    307,878    296,922    536,727   434,630   348,765       --       --       --       --
   No. of Units                   1,143         --         --         --        --        --       --       --       --       --

U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     13.595638  13.252212  13.265780  13.119753 13.115897 12.500000       --       --       --       --
   Value at End of Year       13.777429  13.595638  13.252212  13.265780 13.119753 13.115897       --       --       --       --
   No. of Units                 967,862  1,131,909  1,360,290  1,720,836 1,594,705 1,388,586       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     13.470255  13.156206  13.195972  13.076906 13.099241 12.500000       --       --       --       --
   Value at End of Year       13.622951  13.470255  13.156206  13.195972 13.076906 13.099241       --       --       --       --
   No. of Units                  72,973     59,377     74,149     74,867    82,366   116,017       --       --       --       --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.212471  14.919872  14.331439  13.340177  9.912272 12.500000       --       --       --       --
   Value at End of Year       15.878754  16.212471  14.919872  14.331439 13.340177  9.912272       --       --       --       --
   No. of Units                 420,757    748,540    832,991    930,750   744,065   611,671       --       --       --       --
   No. of Units                     310         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     16.062972  14.811805  14.256031  13.296623  9.899663 12.500000       --       --       --       --
   Value at End of Year       15.700711  16.062972  14.811805  14.256031 13.296623  9.899663       --       --       --       --
   No. of Units                 103,230    110,459    128,668    114,004    40,698    14,742       --       --       --       --

VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     19.334420  16.255092  14.693262  12.972509  9.505656 12.500000       --       --       --       --
   Value at End of Year       20.559186  19.334420  16.255092  14.693262 12.972509  9.505656       --       --       --       --
   No. of Units                 328,284    321,546    274,214    333,067   196,588   134,449       --       --       --       --
   No. of Units                     238         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     19.156131  16.137336  14.615931  12.930141  9.493546 12.500000       --       --       --       --
   Value at End of Year       20.328696  19.156131  16.137336  14.615931 12.930141  9.493546       --       --       --       --
   No. of Units                  69,243     52,155     31,701     54,054    17,188     3,602       --       --       --       --

                                    VERSION A
                          (NYVantage Variable Annuity)
                          (currently issued contracts)

                                                 Prospectus dated April 28, 2008


                                     (LOGO)

                      Venture Vantage(R) Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS


This Prospectus describes interests in VENTURE VANTAGE(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or the "Company" refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your Venture Vantage(R) Variable Annuity Contract for the name of your issuing Company. We do not authorize this Prospectus for use in connection with the purchase of a new Venture Vantage(R) Variable Annuity Contract on or after April 28, 2008.



VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus:



JOHN HANCOCK TRUST
  500 Index Trust(1)
  Active Bond Trust(1)
  All Cap Core Trust(1)
  All Cap Growth Trust(1)
  All Cap Value Trust(1)
  American Asset Allocation Trust
  American Blue Chip Income & Growth Trust(1)
  American Bond Trust
  American Fundamental
  Holdings Trust
  American Global Diversification Trust
  American Global Growth Trust
  American Global Small
  Capitalization Trust
  American Growth Trust
  American Growth-Income Trust
  American High-Income Bond Trust
  American International Trust
  American New World Trust
  Blue Chip Growth Trust
  Capital Appreciation Trust
  Classic Value Trust
  Core Bond Trust(1)
  Core Equity Trust
  Emerging Growth Trust(1)
  Emerging Small Company Trust(1)
  Equity-Income Trust
  Financial Services Trust
  Franklin Templeton Founding Allocation Trust
  Fundamental Value Trust
  Global Trust(1)
  Global Allocation Trust
  Global Bond Trust
  Health Sciences Trust
  High Income Trust
  High Yield Trust
  Income & Value Trust
  Index Allocation Trust
  International Core Trust
  International Equity Index Trust A(1)
  International Opportunities Trust
  International Small Cap Trust
  International Value Trust
  Investment Quality Bond Trust
  Large Cap Trust(1)
  Large Cap Value Trust(1)
  Lifestyle Aggressive Trust
  Lifestyle Balanced Trust
  Lifestyle Conservative Trust
  Lifestyle Growth Trust
  Lifestyle Moderate Trust
  Mid Cap Index Trust(1)
  Mid Cap Intersection Trust
  Mid Cap Stock Trust(2)
  Mid Cap Value Trust(1)
  Money Market Trust
  Natural Resources Trust
  Optimized All Cap Trust(1,3)
  Optimized Value Trust(1,4)
  Pacific Rim Trust
  Real Estate Securities Trust
  Real Return Bond Trust(1)
  Science & Technology Trust
  Small Cap Trust(1)
  Small Cap Growth Trust
  Small Cap Index Trust(1)
  Small Cap Opportunities Trust
  Small Cap Value Trust
  Small Company Trust(1)
  Small Company Value Trust
  Strategic Bond Trust
  Strategic Income Trust(1)
  Total Return Trust
  Total Stock Market Index Trust(1)
  U.S. Core Trust(1)
  U.S. Government
  Securities Trust
  U.S. High Yield Bond Trust(1)
  U.S. Large Cap Trust
  Utilities Trust(1)
  Value Trust
BLACKROCK VARIABLE SERIES FUNDS, INC. (5)
  BlackRock Basic Value V. I. Fund
  BlackRock Value Opportunities V. I. Fund
  BlackRock Global Allocation V. I. Fund
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio




(1)   Not available with Venture Vantage Contracts issued on or after May 1,
      2006.



(2)   Successor to Dynamic Growth Trust.



(3)   Formerly "Quantitative All Cap Trust," successor to "Growth & Income
      Trust."



(4)   Formerly "Quantitative Value Trust."



(5) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

We add a "Payment Enhancement" of at least 3% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
ANNUITIES SERVICE CENTER
164 Corporate Drive
Portsmouth, NH 03801-6815
(617) 663-3000 or
(800) 344-1029



MAILING ADDRESS
Post Office Box 9505
Portsmouth, NH 03802-9505
www.jhannuities.com


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK


ANNUITIES SERVICE CENTER
164 Corporate Drive
Portsmouth, NH 03801-6815
(877) 391-3748 or
(800) 551-2078



MAILING ADDRESS
Post Office Box 9506
Portsmouth, NH 03802-9506
www.jhannuitiesnewyork.com

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS..........................................................     1
II. OVERVIEW..........................................................................     4
III. FEE TABLES.......................................................................     8
  EXAMPLES............................................................................    11
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE PORTFOLIOS ............    19
  THE COMPANIES.......................................................................    19
  THE SEPARATE ACCOUNTS...............................................................    20
  THE PORTFOLIOS......................................................................    20
  VOTING INTEREST.....................................................................    31
V. DESCRIPTION OF THE CONTRACT........................................................    32
  ELIGIBLE PLANS......................................................................    32
  ELIGIBLE GROUPS.....................................................................    32
  ACCUMULATION PERIOD PROVISIONS......................................................    32
    Purchase Payments.................................................................    32
    Payment Enhancements..............................................................    33
    Accumulation Units................................................................    34
    Value of Accumulation Units.......................................................    35
    Net Investment Factor.............................................................    35
    Transfers Among Investment Options................................................    35
    Maximum Number of Investment Options..............................................    36
    Telephone and Electronic Transactions.............................................    36
    Special Transfer Services - Dollar Cost Averaging Program ........................    37
    Special Transfer Services - Asset Rebalancing Program.............................    37
    Secure Principal Program..........................................................    38
    Withdrawals.......................................................................    38
    Special Withdrawal Services - The Income Plan.....................................    39
    Optional Guaranteed Minimum Withdrawal Benefits...................................    39
    Death Benefits During the Accumulation Period.....................................    39
    Optional Enhanced Death Benefits..................................................    41
  PAY-OUT PERIOD PROVISIONS...........................................................    42
    General...........................................................................    42
    Annuity Options...................................................................    42
    Determination of Amount of the First Variable Annuity Payment ....................    46
    Annuity Units and the Determination of Subsequent Variable Annuity Payments ......    46
    Transfers During Pay-out Period...................................................    46
    Death Benefit During the Pay-Out Period...........................................    46
    Optional Guaranteed Minimum Income Benefit........................................    46
  OTHER CONTRACT PROVISIONS...........................................................    47
    Right to Review...................................................................    47
    Ownership.........................................................................    47
    Annuitant.........................................................................    48
    Beneficiary.......................................................................    48
    Modification......................................................................    48
    Our Approval......................................................................    48
    Misstatement and Proof of Age, Sex or Survival....................................    48
  FIXED INVESTMENT OPTIONS............................................................    49
    Special Withdrawal Services - The Income Plan.....................................    50
VI. CHARGES AND DEDUCTIONS............................................................    51
  WITHDRAWAL CHARGES..................................................................    51
    Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home ....    52
  ANNUAL CONTRACT FEE.................................................................    52
  ASSET-BASED CHARGES.................................................................    52
    Daily Administration Fee..........................................................    52
    Mortality and Expense Risks Fee...................................................    53
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS..................................    53
  PREMIUM TAXES.......................................................................    54
VII. FEDERAL TAX MATTERS..............................................................    55
  INTRODUCTION........................................................................    55
  OUR TAX STATUS......................................................................    55
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS........................................    55
  NON-QUALIFIED CONTRACTS.............................................................    56
    Undistributed Gains...............................................................    56
    Taxation of Annuity Payments......................................................    56
    Surrenders, Withdrawals and Death Benefits........................................    56
    Taxation of Death Benefit Proceeds................................................    56
    Penalty Tax on Premature Distributions............................................    57
    Puerto Rico Non-Qualified Contracts...............................................    57
    Diversification Requirements......................................................    57
  QUALIFIED CONTRACTS.................................................................    58
    Penalty Tax on Premature Distributions............................................    59
    Rollovers and Transfers...........................................................    59
    Loans.............................................................................    60
    Puerto Rico Contracts Issued to Fund Retirement Plans.............................    60
  SEE YOUR OWN TAX ADVISOR............................................................    61
VIII. GENERAL MATTERS.................................................................    62
  ASSET ALLOCATION SERVICES...........................................................    62
  RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM............................    62
  DISTRIBUTION OF CONTRACTS...........................................................    62
    Standard Compensation.............................................................    63
    Revenue Sharing and Additional Compensation.......................................    63
    Differential Compensation.........................................................    63
    Contracts Sold Directly Without Payment of Any Sales Compensation ................    64
  CONFIRMATION STATEMENTS.............................................................    64
  REINSURANCE ARRANGEMENTS............................................................    64
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE..............................    A-1
APPENDIX B: QUALIFIED PLAN TYPES......................................................    B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS..........................................    C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS ..........................    D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT................................    E-1
APPENDIX F: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS...    F-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES........................................    U-1

We provide additional information about the Contracts and the Separate Accounts, including information on our history, the accumulation unit value tables, services provided to the Separate Accounts and legal and regulatory matters, in a Statement of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contracts and the Separate Account. We list the Table of Contents of the Statement of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents


General Information and History....................................       1
Accumulation Unit Value Tables.....................................       1
Services...........................................................       1
         Independent Registered Public Accounting Firm.............       1
         Servicing Agent...........................................       1
         Principal Underwriter.....................................       1
         Special Compensation and Reimbursement Arrangements.......       2
Legal and Regulatory Matters.......................................       5
Appendix A: Audited Financial Statements...........................     A-1



JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents



General Information and History..................................         1
Accumulation Unit Value Tables...................................         1
Services.........................................................         1
         Independent Registered Public Accountant................         1
         Servicing Agent.........................................         1
         Principal Underwriter...................................         1
         Special Compensation and Reimbursement Arrangements.....         2
Legal and Regulatory Matters.....................................         5
Appendix A:  Audited Financial Statements........................       A-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.


1940 ACT: The Investment Company Act of 1940, as amended.



ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.



ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.


ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant.." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.



ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.



ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.


ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.


COMPANY: John Hancock USA or John Hancock New York.


CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a "Contract" means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.


CONTRACT VALUE: The total of the Investment Account values and, if applicable, any loan amount attributable to the Contract.


CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.


FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.



FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in the Separate Account and any other separate accounts we may maintain.


INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.


JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.


JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LOAN ACCOUNT: The portion of our General Account that we use for collateral for a loan under certain Qualified Contracts.


MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.


NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.



PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.


PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.


QUALIFIED PLANS: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.



RESET: A reduction of the Benefit Base if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



RIDER: An optional benefit that you may elect for an additional charge.



SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.



STEP-UP: An increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



STEP-UP DATE: The date on which we determine whether a Step-up could occur.



SUB-ACCOUNT: A Sub-Account of a Separate Account. Each Sub-Account invests in shares of a specific Portfolio.



UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that has been taken to date.



UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.


VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.



WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?


Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and us. "Deferred" means payments by the Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.



This Prospectus describes Contracts purchased before April 28, 2008. For these purposes, "purchase" means that you completed an application and we received it before April 28, 2008. In certain instances, your Contract may have a Contract Date after this date.



We do not authorize this Prospectus for use in connection with the purchase of a new Venture Vantage(R) Contract on or after April 28, 2008. Although we still offer Venture Vantage(R) Contracts for sale, we make the offer through a different prospectus.



This Prospectus primarily describes features of our previously issued versions of the Venture Vantage(R) Contract issued by John Hancock USA (available October 1993 - April 27, 2008, subject to state availability), and the Venture Vantage(R) Contract issued by John Hancock NY (available November 12, 2007 - April 27, 2008). This Prospectus also describes certain older versions of the Contract issued by John Hancock USA, i.e., those we issued from November 1986 until October 1993. The principal differences between the recent versions of the Contract and the prior versions relate to the Investment Options available under the Contracts, charges we impose, death benefit provisions and a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.


WHO ISSUED MY CONTRACT?


Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA may have issued the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.


WHAT IS A PAYMENT ENHANCEMENT?

We add a Payment Enhancement to your Contract for each Purchase Payment that you make under your Contract. The amount of the Payment Enhancement depends on the cumulative amount of your Purchase Payments. To receive a higher percentage than that based on the cumulative amount of your Purchase Payments, you must provide satisfactory evidence that your total Purchase Payments within 13 months of the issue date will be enough to justify the higher percentage. If your total Purchase Payments during the 13-month period do not equal or exceed the amount approved, we reserve the right to recover from your Contract the excess Payment Enhancement added to the Contract. We fund the Payment Enhancement from our General Account and allocate it among Investment Options in the same proportion as your Purchase Payment. The amount returned if you exercise your right to return the Contract during the "right to review" period is reduced by any Payment Enhancements.

WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with partial withdrawals. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

If a Contract Owner dies, we have the right to deduct any Payment Enhancements applied to the Contract in the 12 month period prior to the date of death. However, we are currently waiving this right. Reference to "Payment Enhancements" in this paragraph refers to the original amount of Payment Enhancements; earnings attributable to Payment Enhancements will not be deducted from the death benefit paid.

HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.


HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payment to refer to the investments you make in the Contract. We required you to pay at least $10,000 to purchase a Contract. Each Additional Purchase Payment must be at least $30. Generally, you may make Additional Purchase Payments at any time.



If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.



WHAT CHARGES DO I PAY UNDER THE CONTRACT?


Your Contract has an annual Contract fee of $40. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.


If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.


WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.


VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options as shown on the first page of this Prospectus. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.



Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.



FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.


The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.



In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.



HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, were not available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C:  Optional Enhanced Death Benefits

      -     Guaranteed Earnings Multiplier Death Benefit;

      -     Triple Protection Death Benefit; and

      -     Annual Step Death Benefit.

Appendix D:  Optional Guaranteed Minimum Withdrawal Benefits


      -     Income Plus for Life;



      -     Income Plus for Life - Joint Life;


      -     Principal Plus;

      -     Principal Plus for Life;

      -     Principal Plus for Life Plus Automatic Annual Step-up; and

      -     Principal Plus for Life Plus Spousal Protection.


If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E:  Optional Guaranteed Minimum Income Benefits

      -     Guaranteed Retirement Income Programs - offered by John Hancock USA;

      -     Guaranteed Retirement Income Programs - offered by John Hancock New
            York.


CAN I CHANGE MY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you qualify, you may be eligible for our guaranteed minimum withdrawal benefit Rider exchange program. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.


WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

      - full or partial withdrawals (including surrenders and systematic withdrawals);


      -     payment of any death benefit proceeds;



      -     periodic payments under one of our annuity payment options.; and



      -     certain ownership changes.


How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution;

      -     when the distribution is made;

      - the nature of any Qualified Plan for which the Contract is being used; and

      -     the circumstances under which the payments are made.


If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.



A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the Contract.



IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.



We provide additional information on taxes in "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.


CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you receive a refund equal to the Contract Value (minus any Unpaid Loans and Payment Enhancements) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you receive a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?


We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                III. Fee Tables


The following tables describe the fees and expenses you paid at the time you purchased the Contract as well as the fees and expenses you pay while owning or surrendering a Venture Vantage(R) Contract. The tables also describe the fees and expenses for older versions of the Venture Vantage(R) Contracts, as well as information about optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).



THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


                      CONTRACT OWNER TRANSACTION EXPENSES(1)


                   JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK



MAXIMUM WITHDRAWAL CHARGE(2)
(as percentage of Purchase Payments)
     First Year                                         8.5%
     Second Year                                        8.5%
     Third Year                                           8%
     Fourth Year                                          7%
     Fifth Year                                           6%
     Sixth Year                                           5%
     Seventh Year                                         4%
     Eighth Year                                          3%
     Ninth Year                                           2%
     Thereafter                                           0%

TRANSFER FEE(3)
     Maximum Fee                                       $ 25
     Current Fee                                       $  0



(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (See "VIII. General Matters - Premium Taxes").

(2) The charge is taken on a first-in, first-out basis within the specified period of years measured from the date of Purchase Payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.



            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES



ANNUAL CONTRACT FEE(1)                                 $ 40
                                                       ----
ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)
Mortality and Expense Risks Fee                        1.25%
Daily Administration Fee (asset based)                 0.30%
                                                       ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                 1.55%
                                                       ====
(With No Optional Riders Reflected)

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step Death Benefit Fee                 0.20%
                                                       ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)              1.75%
                                                       ====




(1) The $40 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.



(2)   A daily charge reflected as a percentage of the Variable Investment
      Options.



(3) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the optional Annual Step Death Benefit Fee.



            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES



                                                                 CONTRACTS   CONTRACTS                 CONTRACTS
                                                    CONTRACTS      ISSUED      ISSUED     CONTRACTS      ISSUED
                                                      ISSUED     1/29/2001    5/6/2003      ISSUED      5/1/2006
                                                     PRIOR TO        TO          TO      5/2/2005 TO       TO
                                                    1/29/2001     5/5/2003    5/1/2005    4/30/2006    4/27/2008
                                                   -----------   ---------   ---------   ----------    ---------
ANNUAL CONTRACT FEE(1)                                $  40        $  40       $  40        $  40        $  40
ANNUAL SEPARATE ACCOUNT EXPENSES(2)
Mortality and Expense Risks Fee                        1.25%        1.25%       1.25%        1.25%        1.25%

Daily Administration Fee - asset based
                                                       0.30%        0.30%       0.30%        0.30%        0.30%
                                                       ----        -----        ----         ----         ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES (With No
Optional Riders Reflected)                             1.55%        1.55%       1.55%        1.55%        1.55%

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT

Annual Step Death Benefit Fee                          0.20%        0.05%       0.20%        0.20%        0.20%
Guaranteed Earnings Multiplier Fee                 not offered      0.20%       0.20%        0.20%     not offered
                                                   -----------      ----        ----         ----      -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)
(With Annual Step Death Benefit Fee and                1.75%        1.80%       1.95%        1.95%        1.75%
Guaranteed Earnings Multiplier Fee Reflected)

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE - Dates Subject to State Availability



Optional Guaranteed Minimum Withdrawal Benefits(4)
     Income Plus for Life Fee                             Contracts issued 5/1/2007 - 4/27/2008
     Maximum fee                                                          1.20%
     Current fee                                                          0.60%
     Income Plus for Life - Joint Life Fee                Contracts issued 5/1/2007 - 4/27/2008
     Maximum fee                                                          1.20%
     Current fee                                                          0.60%
     Principal Plus for Life Plus Automatic
     Annual Step-up Fee                                   Contracts issued 7/17/2006 - 4/27/2008
     Maximum fee                                                          1.20%
     Current fee                                                          0.60%
     Principal Plus for Life Plus Spousal
     Protection Fee                                       Contracts issued 7/17/2006 - 4/27/2008
     Maximum fee                                                          1.20%
     Current fee                                                          0.65%
     Principal Plus for Life Fee                          Contracts issued 5/2/2005 - 4/27/2008
     Maximum fee                                                          0.75%
     Current fee                                                          0.40%
     Principal Plus                                       Contracts issued 12/8/2003 - 5/1/2005
     Maximum fee                                                          0.75%
     Current fee                                                          0.30%
Optional Guaranteed Retirement Income Programs
(as a percentage of Income Base)                          Contracts issued 1/29/2001 - 12/30/2002
     Guaranteed Retirement Income Program II                               0.45%
Optional Triple Protection Death Benefit(5)               Contracts issued 12/2003 - 12/2004
(as a percentage of Triple Protection Death Benefit)                       0.50%


(1) The $40 annual Contract fee will not be assessed prior to the Maturity Date under a Venture Vantage(R) Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000.

(2)   A daily charge reflected as a percentage of the Variable Investment
      Options.


(3) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step Death Benefit Fee, as applicable,



(4) This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus for Life Series Riders), as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider and the Principal Plus for Life Series Riders).


(5) This optional benefit could not be purchased if you elected to purchase Principal Plus.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio's fees and expenses is contained in the Portfolio's prospectus.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                           MINIMUM(1)  MAXIMUM
-----------------------------------------                           ----------  -------
Range of expenses that are deducted from Portfolio assets,
including management fees, Rule 12b-1 fees, and other                 0.74%      1.63%
expenses for Contracts issued on and after May 13, 2002

Range of expenses that are deducted from Portfolio assets,
including management fees, Rule 12b-1 fees, and other                 0.54%      1.63%
expenses for Contracts issued prior to May 13, 2002




(1) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.


EXAMPLES


We provide the following five examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Please note that the Rider fees are reflected as a percentage of the Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option Value. Examples 1, 2 and 3 pertain to Venture Vantage(R) Contracts; two with optional benefit Riders and one without. Examples 4 and 5 pertain to previously issued Venture Vantage(R) Contracts that are eligible to invest in certain Variable Investment Options funded with Series I shares of the John Hancock Trust.



VENTURE VANTAGE(R) CONTRACTS. Example 1 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Income Plus for Life optional Riders. Example 2 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit, Guaranteed Earnings Multiplier, and Principal Plus for Life Plus Automatic Annual Step-up optional Riders. These examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 1. Maximum Portfolio operating expenses - Venture Vantage(R)
                          Contract with optional Riders



JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK      1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------     ------     -------     -------    --------
If you surrender the Contract at the end of
the applicable time period:                     $1,246     $ 2,168     $ 2,983    $  5,063

If you annuitize, or do not surrender the
Contract at the end of the applicable time
period:                                         $  468     $ 1,432     $ 2,431    $  5,063



      Example 2. Maximum Portfolio operating expenses - Venture Vantage(R)
                         Contract with optional Riders




JOHN HANCOCK USA                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------     ------     -------     -------    --------
If you surrender the Contract at the end of
the applicable time period:                     $1,244     $ 2,154     $ 2,950    $  4,945

If you annuitize, or do not surrender the
Contract at the end of the applicable time
period:                                         $  466     $ 1,418     $ 2,396    $  4,945

The next example assumes that you invest $10,000 in a currently offered Venture Vantage(R) Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 3. Minimum Portfolio operating expenses - Venture Vantage(R)
                        Contract with no optional Riders



JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK           1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------     ------     -------     -------     --------
If you surrender the Contract at the end of the
applicable time period:                              $1,024     $ 1,506     $ 1,854     $  2,637

If you annuitize, or do not surrender the
Contract at the end of the applicable time
period:                                              $  234     $   721     $ 1,234     $  2,637



PREVIOUSLY ISSUED VENTURE VANTAGE(R) CONTRACTS ELIGIBLE TO INVEST IN SERIES I SHARES OF THE JOHN HANCOCK TRUST. The next two examples apply to Venture Vantage(R) Contracts issued prior to May 13, 2002 and assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. Example 4 also assumes that we issued the Contract with three optional Riders that were available at the time: Annual Step Death Benefit, Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program II. This example also assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 4. Maximum Portfolio operating expenses - Venture Vantage(R)
           Contract with optional Riders (issued before May 13, 2002)



JOHN HANCOCK USA                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------     ------     -------     -------     --------
If you surrender the Contract at the end of the
applicable time period:                              $1,173     $ 1,952     $ 2,612     $  4,249

If you annuitize, or do not surrender the
Contract at the end of the applicable time
period:                                              $  396     $ 1,205     $ 2,041     $  4,249



Example 5 also applies to Contracts issued prior to May 13, 2002. This example assumes that you invest in a Contract with no optional Riders. This example also assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 5. Minimum Portfolio operating expenses - Venture Vantage(R)
          Contract with no optional Riders (issued before May 13, 2002)



JOHN HANCOCK USA                                1 YEAR    3 YEARS       5 YEARS     10 YEARS
-------------------------------------------     ------    -------       -------     --------
If you surrender the Contract at the end of
the applicable time period:                     $1,003    $ 1,450       $ 1,733     $  2,434

If you annuitize, or do not surrender the
Contract at the end of the applicable time
period:                                         $  214    $   661       $ 1,133     $  2,434

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLE. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUB-ACCOUNT CORRESPONDING TO A JOHN HANCOCK TRUST FUND IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATION ON OR AFTER MAY 13, 2002).



Not all funds are available for all versions of the Contracts. The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



                                                                             ACQUIRED
                                                                          PORTFOLIO FEES     TOTAL      CONTRACTUAL
                                  MANAGEMENT                   OTHER           AND         OPERATING      EXPENSE      NET OPERATING
PORTFOLIO/SERIES                     FEES       12B-1 FEES    EXPENSES       EXPENSES      EXPENSES(1) REIMBURSEMENT      EXPENSES
------------------------------    ----------    ----------    --------    --------------   ---------   -------------   -------------
 500 INDEX(2,3)
 Series I                            0.46%         0.05%        0.03%          0.00%         0.54%         0.00%           0.54%
 Series II                           0.46%         0.25%        0.03%          0.00%         0.74%         0.00%           0.74%
 ACTIVE BOND(2)
 Series I                            0.60%         0.05%        0.03%          0.00%         0.68%         0.00%           0.68%
 Series II                           0.60%         0.25%        0.03%          0.00%         0.88%         0.00%           0.88%
 ALL CAP CORE(2)
 Series I                            0.77%         0.05%        0.04%          0.00%         0.86%         0.00%           0.86%
 Series II                           0.77%         0.25%        0.04%          0.00%         1.06%         0.00%           1.06%
 ALL CAP GROWTH(2)
 Series I                            0.85%         0.05%        0.05%          0.00%         0.95%         0.00%           0.95%
 Series II                           0.85%         0.25%        0.05%          0.00%         1.15%         0.00%           1.15%
 ALL CAP VALUE(2)
 Series I                            0.83%         0.05%        0.07%          0.00%         0.95%         0.00%           0.95%
 Series II                           0.83%         0.25%        0.07%          0.00%         1.15%         0.00%           1.15%
 AMERICAN FUNDAMENTAL
   HOLDINGS(4,5)
 Series II                           0.05%         0.75%        0.04%          0.40%         1.24%         0.05%           1.19%
 AMERICAN GLOBAL
   DIVERSIFICATION(4,5)
 Series II                           0.05%         0.75%        0.04%          0.63%         1.47%         0.05%           1.42%
 BLUE CHIP GROWTH(2,6)
 Series I                            0.81%         0.05%        0.02%          0.00%         0.88%         0.00%           0.88%
 Series II                           0.81%         0.25%        0.02%          0.00%         1.08%         0.00%           1.08%
 CAPITAL APPRECIATION(2)
 Series I                            0.73%         0.05%        0.04%          0.00%         0.82%         0.00%           0.82%
 Series II                           0.73%         0.25%        0.04%          0.00%         1.02%         0.00%           1.02%
 CLASSIC VALUE(2)
 Series II                           0.80%         0.25%        0.07%          0.00%         1.12%         0.00%           1.12%
 CORE BOND(2)
 Series II                           0.64%         0.25%        0.11%          0.00%         1.00%         0.00%           1.00%
 CORE EQUITY(2)
 Series II                           0.77%         0.25%        0.04%          0.00%         1.06%         0.00%           1.06%
 EMERGING GROWTH(2)
 Series II                           0.80%         0.25%        0.17%          0.00%         1.22%         0.00%           1.22%
 EMERGING SMALL COMPANY(2)
 Series I                            0.97%         0.05%        0.05%          0.00%         1.07%         0.00%           1.07%
 Series II                           0.97%         0.25%        0.05%          0.00%         1.27%         0.00%           1.27%
 EQUITY-INCOME(2,6)
 Series I                            0.81%         0.05%        0.03%          0.00%         0.89%         0.00%           0.89%
 Series II                           0.81%         0.25%        0.03%          0.00%         1.09%         0.00%           1.09%
 FINANCIAL SERVICES(2)
 Series I                            0.81%         0.05%        0.05%          0.00%         0.91%         0.00%           0.91%
 Series II                           0.81%         0.25%        0.05%          0.00%         1.11%         0.00%           1.11%

                                                                         ACQUIRED
                                                                      PORTFOLIO FEES     TOTAL      CONTRACTUAL
                                 MANAGEMENT                 OTHER          AND         OPERATING      EXPENSE      NET OPERATING
PORTFOLIO/SERIES                    FEES      12B-1 FEES   EXPENSES      EXPENSES      EXPENSES(1) REIMBURSEMENT      EXPENSES
------------------------------   ----------   ----------   --------   --------------   ---------   -------------   -------------
 FRANKLIN TEMPLETON FOUNDING
   ALLOCATION(7)
 Series II                          0.05%        0.25%       0.03%         0.86%         1.19%         0.05%           1.14%
 FUNDAMENTAL VALUE(2)
 Series I                           0.76%        0.05%       0.04%         0.00%         0.85%         0.00%           0.85%
 Series II                          0.76%        0.25%       0.04%         0.00%         1.05%         0.00%           1.05%
 GLOBAL(2,8,9,10)
 Series I                           0.81%        0.05%       0.11%         0.00%         0.97%         0.01%           0.96%
 Series II                          0.81%        0.25%       0.11%         0.00%         1.17%         0.01%           1.16%
 GLOBAL ALLOCATION(2)
 Series I                           0.85%        0.05%       0.11%         0.05%         1.06%         0.00%           1.06%
 Series II                          0.85%        0.25%       0.11%         0.05%         1.26%         0.00%           1.26%
 GLOBAL BOND(2)
 Series I                           0.70%        0.05%       0.11%         0.00%         0.86%         0.00%           0.86%
 Series II                          0.70%        0.25%       0.11%         0.00%         1.06%         0.00%           1.06%
 HEALTH SCIENCES(2,6)
 Series I                           1.05%        0.05%       0.09%         0.00%         1.19%         0.00%           1.19%
 Series II                          1.05%        0.25%       0.09%         0.00%         1.39%         0.00%           1.39%
 HIGH INCOME(2)
 Series II                          0.68%        0.25%       0.04%         0.00%         0.97%         0.00%           0.97%
 HIGH YIELD(2)
 Series I                           0.66%        0.05%       0.04%         0.00%         0.75%         0.00%           0.75%
 Series II                          0.66%        0.25%       0.04%         0.00%         0.95%         0.00%           0.95%
 INCOME & VALUE(2)
 Series I                           0.80%        0.05%       0.06%         0.00%         0.91%         0.00%           0.91%
 Series II                          0.80%        0.25%       0.06%         0.00%         1.11%         0.00%           1.11%
 INDEX ALLOCATION(11)
 Series II                          0.05%        0.25%       0.03%         0.53%         0.86%         0.06%           0.80%
 INTERNATIONAL CORE(2)
 Series I                           0.89%        0.05%       0.13%         0.00%         1.07%         0.00%           1.07%
 Series II                          0.89%        0.25%       0.13%         0.00%         1.27%         0.00%           1.27%
 INTERNATIONAL EQUITY
   INDEX A(2,3)
 Series I                           0.53%        0.05%       0.03%         0.01%         0.62%         0.01%           0.61%
 Series II                          0.53%        0.25%       0.03%         0.01%         0.82%         0.01%           0.81%
 INTERNATIONAL OPPORTUNITIES(2)
 Series II                          0.87%        0.25%       0.12%         0.00%         1.24%         0.00%           1.24%
 INTERNATIONAL SMALL CAP(2)
 Series I                           0.91%        0.05%       0.21%         0.00%         1.17%         0.00%           1.17%
 Series II                          0.91%        0.25%       0.21%         0.00%         1.37%         0.00%           1.37%
 INTERNATIONAL VALUE(2,8)
 Series I                           0.81%        0.05%       0.16%         0.00%         1.02%         0.02%           1.00%
 Series II                          0.81%        0.25%       0.16%         0.00%         1.22%         0.02%           1.20%
 INVESTMENT QUALITY BOND(2)
 Series I                           0.59%        0.05%       0.07%         0.00%         0.71%         0.00%           0.71%
 Series II                          0.59%        0.25%       0.07%         0.00%         0.91%         0.00%           0.91%
 LARGE CAP(2)
 Series I                           0.71%        0.05%       0.04%         0.00%         0.80%         0.01%           0.79%
 Series II                          0.71%        0.25%       0.04%         0.00%         1.00%         0.00%           1.00%
 LARGE CAP VALUE(2)
 Series II                          0.81%        0.25%       0.04%         0.00%         1.10%         0.00%           1.10%

                                                                         ACQUIRED
                                                                      PORTFOLIO FEES     TOTAL      CONTRACTUAL
                                 MANAGEMENT                 OTHER          AND         OPERATING      EXPENSE      NET OPERATING
PORTFOLIO/SERIES                    FEES      12B-1 FEES   EXPENSES      EXPENSES      EXPENSES(1) REIMBURSEMENT      EXPENSES
------------------------------   ----------   ----------   --------   --------------   ---------   -------------   -------------
 LIFESTYLE AGGRESSIVE
 Series I                           0.04%        0.05%       0.02%         0.87%          0.98%         0.00%           0.98%
 Series II                          0.04%        0.25%       0.02%         0.87%          1.18%         0.00%           1.18%
 LIFESTYLE BALANCED
 Series I                           0.04%        0.05%       0.02%         0.82%          0.93%         0.00%           0.93%
 Series II                          0.04%        0.25%       0.02%         0.82%          1.13%         0.00%           1.13%
 LIFESTYLE CONSERVATIVE
 Series I                           0.04%        0.05%       0.02%         0.76%          0.87%         0.00%           0.87%
 Series II                          0.04%        0.25%       0.02%         0.76%          1.07%         0.00%           1.07%
 LIFESTYLE GROWTH
 Series I                           0.04%        0.05%       0.02%         0.85%          0.96%         0.00%           0.96%
 Series II                          0.04%        0.25%       0.02%         0.85%          1.16%         0.00%           1.16%
 LIFESTYLE MODERATE
 Series I                           0.04%        0.05%       0.02%         0.80%          0.91%         0.00%           0.91%
 Series II                          0.04%        0.25%       0.02%         0.80%          1.11%         0.00%           1.11%
 MID CAP INDEX(2,3)
 Series I                           0.47%        0.05%       0.03%         0.00%          0.55%         0.01%           0.54%
 Series II                          0.47%        0.25%       0.03%         0.00%          0.75%         0.01%           0.74%
 MID CAP INTERSECTION(2)
 Series II                          0.87%        0.25%       0.06%         0.00%          1.18%         0.00%           1.18%
 MID CAP STOCK(2)
 Series I                           0.84%        0.05%       0.05%         0.00%          0.94%         0.01%           0.93%
 Series II                          0.84%        0.25%       0.05%         0.00%          1.14%         0.01%           1.13%
 MID CAP VALUE(2)
 Series I                           0.85%        0.05%       0.05%         0.00%          0.95%         0.00%           0.95%
 Series II                          0.85%        0.25%       0.05%         0.00%          1.15%         0.00%           1.15%
 MONEY MARKET(2)
 Series I                           0.48%        0.05%       0.03%         0.00%          0.56%         0.01%           0.55%
 Series II                          0.48%        0.25%       0.03%         0.00%          0.76%         0.01%           0.75%
 NATURAL RESOURCES(2)
 Series II                          1.00%        0.25%       0.08%         0.00%          1.33%         0.00%           1.33%
 OPTIMIZED ALL CAP(2)
 Series II                          0.71%        0.25%       0.04%         0.00%          1.00%         0.00%           1.00%
 OPTIMIZED VALUE(2)
 Series II                          0.65%        0.25%       0.04%         0.00%          0.94%         0.00%           0.94%
 PACIFIC RIM(2)
 Series I                           0.80%        0.05%       0.27%         0.00%          1.12%         0.01%           1.11%
 Series II                          0.80%        0.25%       0.27%         0.00%          1.32%         0.01%           1.31%
 REAL ESTATE SECURITIES(2)
 Series I                           0.70%        0.05%       0.03%         0.00%          0.78%         0.00%           0.78%
 Series II                          0.70%        0.25%       0.03%         0.00%          0.98%         0.00%           0.98%
 REAL RETURN BOND(2,12,13)
 Series II                          0.68%        0.25%       0.06%         0.00%          0.99%         0.00%           0.99%
 SCIENCE & TECHNOLOGY(2,6)
 Series I                           1.05%        0.05%       0.09%         0.00%          1.19%         0.00%           1.19%
 Series II                          1.05%        0.25%       0.09%         0.00%          1.39%         0.00%           1.39%
 SMALL CAP(2)
 Series II                          0.85%        0.25%       0.07%         0.01%          1.18%         0.00%           1.18%
 SMALL CAP GROWTH(2)
 Series I                           1.07%        0.05%       0.06%         0.00%          1.18%         0.01%           1.17%
 Series II                          1.07%        0.25%       0.06%         0.00%          1.38%         0.01%           1.37%

                                                                         ACQUIRED
                                                                      PORTFOLIO FEES     TOTAL      CONTRACTUAL
                                 MANAGEMENT                 OTHER          AND         OPERATING      EXPENSE      NET OPERATING
PORTFOLIO/SERIES                    FEES      12B-1 FEES   EXPENSES      EXPENSES      EXPENSES(1) REIMBURSEMENT      EXPENSES
------------------------------   ----------   ----------   --------   --------------   ---------   -------------   -------------
 SMALL CAP INDEX(2,3)
 Series I                           0.48%        0.05%       0.03%         0.00%          0.56%         0.00%           0.56%
 Series II                          0.48%        0.25%       0.03%         0.00%          0.76%         0.00%           0.76%
 SMALL CAP OPPORTUNITIES(2)
 Series I                           0.99%        0.05%       0.04%         0.00%          1.08%         0.00%           1.08%
 Series II                          0.99%        0.25%       0.04%         0.00%          1.28%         0.00%           1.28%
 SMALL CAP VALUE(2)
 Series II                          1.06%        0.25%       0.05%         0.00%          1.36%         0.00%           1.36%
 SMALL COMPANY(2)
 Series II                          1.04%        0.25%       0.34%         0.00%          1.63%         0.00%           1.63%
 SMALL COMPANY VALUE(2,6)
 Series I                           1.02%        0.05%       0.04%         0.00%          1.11%         0.00%           1.11%
 Series II                          1.02%        0.25%       0.04%         0.00%          1.31%         0.00%           1.31%
 STRATEGIC BOND(2)
 Series I                           0.67%        0.05%       0.07%         0.00%          0.79%         0.00%           0.79%
 Series II                          0.67%        0.25%       0.07%         0.00%          0.99%         0.00%           0.99%
 STRATEGIC INCOME(2)
 Series II                          0.69%        0.25%       0.09%         0.00%          1.03%         0.00%           1.03%
 TOTAL RETURN(2,9,13)
 Series I                           0.69%        0.05%       0.06%         0.00%          0.80%         0.00%           0.80%
 Series II                          0.69%        0.25%       0.06%         0.00%          1.00%         0.00%           1.00%
 TOTAL STOCK MARKET INDEX(2,3)
 Series I                           0.48%        0.05%       0.04%         0.00%          0.57%         0.01%           0.56%
 Series II                          0.48%        0.25%       0.04%         0.00%          0.77%         0.01%           0.76%
 U.S. CORE(2)
 Series I                           0.76%        0.05%       0.05%         0.00%          0.86%         0.01%           0.85%
 Series II                          0.76%        0.25%       0.05%         0.00%          1.06%         0.01%           1.05%
 U.S. GOVERNMENT SECURITIES(2)
 Series I                           0.61%        0.05%       0.07%         0.00%          0.73%         0.00%           0.73%
 Series II                          0.61%        0.25%       0.07%         0.00%          0.93%         0.00%           0.93%
 U.S. HIGH YIELD BOND(2)
 Series II                          0.73%        0.25%       0.05%         0.00%          1.03%         0.01%           1.02%
 U.S. LARGE CAP(2)
 Series I                           0.82%        0.05%       0.03%         0.00%          0.90%         0.00%           0.90%
 Series II                          0.82%        0.25%       0.03%         0.00%          1.10%         0.00%           1.10%
 UTILITIES(2)
 Series I(4)                        0.82%        0.05%       0.15%         0.00%          1.02%         0.01%           1.01%
 Series II(4)                       0.82%        0.25%       0.15%         0.00%          1.22%         0.01%           1.21%
 VALUE(2)
 Series I                           0.74%        0.05%       0.04%         0.00%          0.83%         0.00%           0.83%
 Series II                          0.74%        0.25%       0.04%         0.00%          1.03%         0.00%           1.03%
 FAM VARIABLE SERIES FUNDS,
   INC.:
 BlackRock Basic Value V.I.
   Fund                             0.60%        0.15%       0.07%(23,24)  0.00%          0.82%         0.00%           0.82%
 BlackRock Global Allocation
   V.I. Fund                        0.65%        0.15%       0.13%(24)     0.04%          0.97%(17)     0.00%           0.97%
 BlackRock Value
   Opportunities V.I. Fund          0.75%        0.15%       0.09%(24)     0.01%          1.00%(17)     0.00%           1.00%
 PIMCO VARIABLE INSURANCE
   TRUST (CLASS M):
 VIT All Asset Portfolio           0.175%        0.25%       0.45%(18)     0.69%(19)     1.565%(20)     0.02%(21,22)   1.545%

                                             Feeder Fund                                              Master Fund
                     ------------------------------------------------------------------ --------------------------------------------
                                                                                                                             TOTAL
                                                                                                                             MASTER
                                                                                                                              FUND
                                                                                                                              AND
                                                                                 NET                             TOTAL        NET
                                                       TOTAL     CONTRACTUAL  PORTFOLIO                     MASTER FUND AND  FEEDER
                     MANAGEMENT             OTHER    OPERATING     EXPENSE    OPERATING MANAGEMENT  OTHER     FEEDER FUND     FUND
PORTFOLIO/SERIES        FEES    12B-1 FEES EXPENSES EXPENSES(1) REIMBURSEMENT EXPENSES    FEES(15) EXPENSES    EXPENSES     EXPENSES
-------------------- ---------- ---------- -------- ----------- ------------- --------- ---------- -------- --------------- --------
 AMERICAN ASSET
   ALLOCATION(16)
 Series II             0.00%       0.75%     0.04%    0.79%        0.01%       0.78%      0.31%     0.01%         1.11%      1.10%
 AMERICAN BLUE
   CHIP INCOME &
   GROWTH
 Series II             0.00%       0.75%     0.03%    0.78%        0.00%       0.78%      0.41%     0.01%         1.20%      1.20%
 AMERICAN BOND(16)
 Series II             0.00%       0.75%     0.02%    0.77%        0.00%       0.77%      0.40%     0.01%         1.18%      1.18%
 AMERICAN GLOBAL
   GROWTH(16)
 Series II             0.00%       0.75%     0.06%    0.81%        0.03%       0.78%      0.53%     0.02%         1.36%      1.33%
 AMERICAN GLOBAL
   SMALL
 CAPITALIZATION(16)
 Series II             0.00%       0.75%     0.11%    0.86%        0.08%       0.78%      0.70%     0.03%         1.59%      1.51%
 AMERICAN GROWTH
 Series II             0.00%       0.75%     0.02%    0.77%        0.00%       0.77%      0.32%     0.01%         1.10%      1.10%
 AMERICAN
   GROWTH-INCOME
 Series II             0.00%       0.75%     0.02%    0.77%        0.00%       0.77%      0.26%     0.01%         1.04%      1.04%
 AMERICAN HIGH-
   INCOME BOND(16)
 Series II             0.00%       0.75%     0.21%    0.96%        0.18%       0.78%      0.47%     0.01%         1.44%      1.26%
 AMERICAN
   INTERNATIONAL
 Series II             0.00%       0.75%     0.02%    0.77%        0.00%       0.77%      0.49%     0.03%         1.29%      1.29%
 AMERICAN NEW
   WORLD(16)
 Series II             0.00%       0.75%     0.13%    0.88%        0.10%       0.78%      0.76%     0.06%         1.70%      1.60%



(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Portfolio Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.



(2) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.



(3) The Adviser has agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.



(4) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.



(5) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.



(6) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and other JHT Portfolios and certain funds of John Hancock Funds II (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.

(7) The Adviser has contractually agreed to limit fund expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fees and other operating expenses of the fund but exclude 12b-1 fees, underlying fund expenses, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(8) The Adviser has contractually agreed to waive its advisory fee so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.



(9) The advisory fees rate shown reflects the new tier schedule that is currently in place.



(10) The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed the Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.



(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses include all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency feeds, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.



(12) The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.



(13) "Other expenses" reflects the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.



(14) The Adviser has agreed to limit portfolio level expenses to 0.71%. Portfolio level expenses consist of operating expenses of the portfolio, excluding, 12b-1 advisory fees, transfer agent fees, blue-sky, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This voluntary expense limitation may be terminated at any time.



(15) Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.



(16) The Adviser has contractually limited other portfolio level expenses to 0.03% until May 1, 2010. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(17) The Total Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fees and Expenses.



(18) "Other Expenses" reflects an administrative fee of 0.25% and service fees of 0.20%.



(19) Acquired Portfolio Fees and Expenses (underlying Portfolio Expenses) for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying Portfolio and upon the total annual operating expenses of the Institutional Class shares of these underlying Portfolios. Acquired Portfolio Fees and Expenses (underlying Portfolio Expense) will vary with changes in the expenses of the underlying Portfolio, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying Portfolio for the most recent fiscal year, please see the Annual Underlying Portfolio Expenses table in the Portfolio's prospectus.



(20) The Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio, as set forth in the "Financial Highlights" table of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include underlying Portfolio Expenses.



(21) PIMCO has contractually agreed, for the All Asset Portfolio's current fiscal year, to reduce its advisory fee to the extent that the underlying Portfolio Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in underlying Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(22) The Expense Reduction, as described in footnote 21 above, is implemented based on a calculation of underlying Portfolio Expenses attributable to advisory and administrative fees that is different from the calculation of Acquired Portfolio Fees and Expenses (underlying Portfolio Expenses) listed in the table above and described in footnote 19. Please see the Management of the Portfolios -- Fund-of-Funds Fees section of the Portfolio's prospectus for additional information.



(23) "Other Expenses" includes Acquired Portfolio Fees and Expenses, which are less than 0.01%.



(24) "Other Expenses" includes transfer agency fees. PFPC Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.



We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.


LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of the Separate Account may be found in the Statement of Additional Information.

         IV. General Information About Us, the Separate Account and the
                                   Portfolios



THE COMPANIES



We are subsidiaries of Manulife Financial Corporation.



Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.



John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.



John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.



The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.



John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:



AAA                   Extremely strong financial security characteristics;

Standard & Poor's     1st category of 21

A++ Superior companies have a very strong ability to meet their obligations;

A.M. Best             1st category of 16

AA+ Very strong capacity to meet policyholder and contract obligations;

Fitch                 2nd category of 24



John Hancock USA has also received the following rating from Moody's:

Aa1                   Excellent in financial strength;

Moody's               2nd  category of 21




These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.


With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims under certain John Hancock USA Fixed Annuity contracts pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all Fixed Annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

      - the liability to pay contractual claims under the contracts is assumed by another insurer; or

      - we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.


When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS



We use our Separate Account to support the Variable Investment Options you choose.



You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through our Separate Account. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the Separate Account. The Separate Account's assets (including the Portfolios shares) belong to us.



For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company U.S.A. Separate Account H. John Hancock USA, then known as "The Manufacturers Life Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a Separate Account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of Contracts issued prior to January 1, 2002.



For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against the Separate Account without regard to the Company's other income, gains, or losses. Nevertheless, all obligations arising under the Company's Contracts are general corporate obligations of the Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.


We registered the Separate Account with the SEC under the 1940 Act as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts we issue, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.



THE PORTFOLIOS



When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in shares of a corresponding Portfolio of:


            -     the John Hancock Trust; or

            - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or

            - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund," the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."


THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.


Investment Management


The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.



The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.



The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC ("BIM"), an affiliate, to act as the investment sub-adviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock Asset Management U.K. Limited ("BAM UK") to act as the investment sub-adviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BAM UK a portion of the annual management fee it receives from each respective Portfolio.



If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



Portfolio Expenses



The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Funds Portfolios" of the John Hancock Trust for the marketing support services it provides (see "Distribution of Contracts" in "VII. General Matters"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.



Funds-of-Funds and Master-Feeder Funds



Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios ("JHT Funds of Funds") is a "fund-of funds" that invest in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying funds for that Portfolio including expenses and associated investment risks.



Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World Trust ("JHT American Fund Portfolios") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.



Portfolio Investment Objectives and Strategies



You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



                               JOHN HANCOCK TRUST




We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



INVESCO AIM CAPITAL MANAGEMENT, INC.
       All Cap Growth Trust                     Seeks long-term capital appreciation.  To do this, the
                                                Portfolio invests principally in common stocks of companies likely to benefit from new or innovative products, services or processes as well as those that have experienced
                                                above-average, long-term growth in earnings and have
                                                excellent prospects for future growth.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
       Small Company Trust                      Seeks long-term capital growth.  To do this, the Portfolio invests at least 80% of its net assets in stocks of small
                                                U.S. companies.

BLACKROCK INVESTMENT MANAGEMENT, LLC
       Large Cap Value                          Trust Seeks long-term growth of capital. To do this, the Portfolio invests at least
                                                80% of its net assets in equity securities of large cap U.S. companies with strong relative earnings growth, earnings quality and good relative valuation.

CAPITAL GUARDIAN TRUST COMPANY
       Income & Value Trust                     Seeks the balanced accomplishment of (a)conservation of principal and(b) long-term growth of capital and income. To do this, the Portfolio invests its assets in both equity and fixed income securities based on the expected returns of the portfolios.

       U.S. Large Cap Trust                     Seeks long-term growth of capital and income. To do this, the Portfolio invests at least 80% of its net assets in equity and equity-related securities of quality large-cap U.S. companies that will outperform their peers over time.

CAPITAL RESEARCH AND MANAGEMENT COMPANY
       (Adviser to the American Fund Insurance
       Series) - ADVISER TO MASTER FUND
       American Asset Allocation Trust          Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds
                                                Insurance Series Asset Allocation Fund, which invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series) - ADVISER TO MASTER FUND - CONTINUED



American Blue Chip Income and Growth Trust      Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.  To do this, the Portfolio invests all of its assets in the master fund,
                                                Class 1 shares of the American Funds Insurance Series Blue Chip Income and Growth
                                                Fund, which invests primarily in common stocks of larger, more established companies based in the U.S.

American Bond Trust                             Seeks to maximize current income and preserve capital.  To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds
                                                Insurance Series Bond Fund, which invests at least 80% of its assets in bonds, with at least 65% in investment-grade debt securities and up to 35% in lower rated fixed income securities.

American Global Growth Trust                    Seeks to make shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds
                                                Insurance Series Global Growth Fund, which invests primarily in common stocks of companies located around the world.

American Global Small Capitalization Trust      Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds
                                                Insurance Series Global Small Capitalization Fund, which invests primarily in stocks of smaller companies located around the world.

American Growth Trust                           Seeks to make the shareholders' investment grow.  To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance
                                                Series Growth Fund, which invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

American Growth-Income Trust                    Seeks to make the shareholders' investments grow and to provide the shareholder with income over time.  To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series Growth-Income Fund,
                                                which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

American High-Income Bond Trust                 Seeks to provide a high level of current income and, secondarily, capital appreciation.  To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series High-Income Bond Fund,
                                                which invests at least 65% of its assets in higher yielding and generally lower quality debt securities.



American International Trust                    Seeks to make the shareholders' investment grow. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance
                                                Series International Fund, which invests primarily in common stocks of companies located outside the United States.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series) - ADVISER TO MASTER FUND - CONTINUED



    American New World Trust                    Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds
                                                Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.
    Financial Services Trust                    Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

    Fundamental Value Trust                     Seeks growth of capital. To do this, the Portfolio invests primarily in common stocks of U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
    Active Bond Trust(1)                        Seeks income and capital appreciation.  To do this, the Portfolio invests at least
                                                80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
    ("DIMA") All Cap Core Trust                 Seeks long-term growth of capital.  To do this, the Portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large
                                                -cap), which may be listed on securities exchanges, traded in various over the counter markets or have no organized markets. The Portfolio may also invest in U.S.
                                                Government securities.

    Real Estate Securities Trust(2)             Seeks to achieve a combination of long-term capital appreciation and current income.
                                                To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

FRANKLIN TEMPLETON INVESTMENTS CORP.
    International Small Cap Trust               Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80%
                                                of its net assets in securities issued by foreign small-cap companies including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
    International Core Trust                    Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the U.S.

    U.S. Core Trust                             Seeks a high total return. To do this, the Portfolio invests at least
                                                80% of its net assets in investments tied economically to
                                                the U.S., and which are undervalued or have improving fundamentals.
INDEPENDENCE INVESTMENT LLC
       Small Cap Trust                          Seeks maximum capital appreciation consistent with reasonable risk to principal. To do this, the Portfolio invests at least 80%
                                                of its net assets in equity securities of small-cap companies.

JENNISON ASSOCIATES LLC
       Capital Appreciation Trust               Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that are attractively valued and have above-average growth prospects.

LEGG MASON CAPITAL MANAGEMENT, INC.
       Core Equity Trust                        Seeks long-term capital growth. To do this, the Portfolio invests at least 80% of its net assets in equity securities that offer the potential for capital growth by purchasing securities at large discounts relative to their intrinsic value.
LORD, ABBETT & CO. LLC
       All Cap Value Trust                      Seeks capital appreciation. To do this, the Portfolio invests at least
                                                50% of its net assets in equity securities of large, seasoned U.S. and multinational companies that are believed to be undervalued. The
                                                Portfolio invests the remainder of its assets in undervalued mid-sized and small company securities.

       Mid Cap Value Trust                      Seeks capital appreciation. To do this, the Portfolio invests at least
                                                80% of its net assets in stocks of mid-sized companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or anticipation of such improvement.

MARSICO CAPITAL MANAGEMENT, LLC
       International Opportunities Trust        Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in common stocks of at least three different foreign companies of any size that are selected for their long-term growth potential.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
       Utilities Trust                          Seeks capital growth and current income (income above that available from the Portfolio invested entirely in equity securities). To do this, the Portfolio invests at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.

MFC GLOBAL INVESTMENT
  MANAGEMENT (U.S.A.) LIMITED
       500 Index Trust                          Seeks to approximate the aggregate total return of a broad-based U.S.
                                                domestic equity market index. To do this, the Portfolio invests at least
                                                80% of its net assets in the common stocks in the S&P 500(R) index and securities that as a group will behave in a manner similar to the index.(3)


    American Fundamental Holdings Trust         Seeks long term growth of capital. To do this, the Portfolio invests primarily in four funds of the American Funds Insurance Series: Bond
                                                Fund, Growth Fund, Growth-Income Fund, and International Fund. The
                                                Portfolio is permitted to invest in six other funds of the American
                                                Funds Insurance Series as well as other funds, investment companies, and other types of investments.

    American Global Diversification Trust       Seeks long term growth of capital. To do this, the Portfolio invests primarily in five funds of the American Funds Insurance Series: Bond
                                                Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income
                                                Bond Fund, and New World Fund. The Portfolio is permitted to invest in five other funds of the American Funds Insurance Series as well as other funds, investment companies, and other types of investments.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.)
LIMITED - CONTINUED Franklin Templeton
Founding Allocation Trust                       Seeks long-term growth of capital. To do this, the Fund invests primarily in three underlying Portfolios: Global Trust, Income Trust and
                                                Mutual Shares Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.


Index Allocation Trust                          Seeks long term growth of capital. Current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in underlying Portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying Portfolios which invest primarily in fixed income securities.

Lifestyle Aggressive Trust(4)                   Seeks long-term growth of capital. Current income is not a consideration. To do this, the Portfolio invests 100% of its assets in underlying Portfolios which invest primarily in equity securities.

Lifestyle Balanced Trust(4)                     Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. To do this, the
                                                Portfolio invests approximately 40% of its assets in underlying
                                                Portfolios which invest primarily in fixed income securities, and approximately 60% in underlying Portfolios which invest primarily in equity securities.

Lifestyle Conservative Trust(4)                 Seeks a high level of current income with some consideration given to growth of capital. To do this, the Portfolio invests approximately 80%
                                                of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 20% in underlying Portfolios which invest primarily in equity securities.

Lifestyle Growth Trust(4)                       Seeks long-term growth of capital. Current income is also a consideration. To do this, the Portfolio invests approximately 20% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 80% in underlying Portfolios which invest primarily in equity securities.

Lifestyle Moderate Trust(4)                     Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To do this, the Portfolio invests approximately 60% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 40% in underlying Portfolios which invest primarily in equity securities.

Mid Cap Index Trust                             Seeks to approximate the aggregate total return of a mid cap U.S.
                                                domestic equity market index. To do this, the Portfolio invests at least
                                                80% of its net assets in the common stocks in the S&P MidCap 400(R)
                                                index 3 and securities that as a group behave in a manner similar to the index.

Money Market Trust                              Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.)
    LIMITED - CONTINUED Pacific Rim Trust       Seeks to achieve long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in common stocks and equity-related securities of established, larger-capitalization non-U.S.
                                                companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital.

    Optimized All Cap Trust (formerly
    Quantitative All Cap Trust, successor
    to Growth & Income Trust                    Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity securities of large, mid and small-cap U.S. companies with strong industry position, leading market share, proven management and strong financials.

    Optimized Value Trust
    (formerly Quantitative Value Trust)         Seeks long-term capital appreciation. To do this, the Portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital.

    Small Cap Index Trust                       Seeks to approximate the aggregate total return of a small cap U.S.
                                                domestic equity market index. To do this, the Portfolio invests at least
                                                80% of its net assets in the common stocks in the Russell 2000(R) Index(5)
                                                and securities that as a group behave in a manner similar to the index.

    Total Stock Market Index Trust              Seeks to approximate the aggregate total return of a broad-based U.S.
                                                domestic equity market index. To do this, the Portfolio invests at least
                                                80% of its net assets in the common stocks in the Dow Jones Wilshire
                                                5000(R) Index(6) and securities that as a group will behave in a manner similar to the index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
    Emerging Growth Trust                       Seeks superior long-term rates of return through capital appreciation.
                                                To do this, the Portfolio invests primarily in high quality securities of small-cap U.S. companies whose growth prospects are better than average because they have a unique product or a technology/service edge or an expanding market share.

    High Income Trust                           Seeks high current income; capital appreciation is a secondary goal. To do this, the Portfolio invests at least 80% of its net assets in U.S.
                                                and foreign fixed-income securities that are rated BB/Ba or lower or are unrated equivalents.


    Strategic Income Trust                      Seeks a high level of current income. To do this, the Portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

MUNDER CAPITAL MANAGEMENT
    Small Cap Opportunities Trust               Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities of
                                                small-capitalization companies.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
    Global Bond Trust                           Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed income instruments, futures contracts (including related options) with respect to such securities and options on such securities.

 PACIFIC INVESTMENT MANAGEMENT COMPANY LLC -
    CONTINUED Real Return Bond Trust            Seeks maximum real return, consistent with preservation of real capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives.

    Total Return Trust                          Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its total assets in a diversified Portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives.

PZENA INVESTMENT MANAGEMENT, LLC
    Classic Value Trust                         Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its assets in domestic equity securities of companies that are currently undervalued relative to the market, based on estimated future earnings and cash flow.

RCM CAPITAL MANAGEMENT LLC
    Emerging Small Company Trust                Seeks long term capital appreciation. The Portfolio invests at least 80%
                                                of its net assets in securities of small cap companies. The subadviser seeks to create an investment portfolio of growth stocks across major industry groups.

SSGA FUNDS MANAGEMENT, INC.
    International Equity Index Trust A          Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. To do this, the Portfolio invests at least
                                                80% of its assets in securities listed in the Morgan Stanley Capital
                                                International All Country World Excluding U.S. Index. (7)

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL
       MANAGEMENT LLC.
       Science & Technology Trust               Seeks long-term growth of capital. Current income is incidental to the
                                                Portfolio's objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

T. ROWE PRICE ASSOCIATES, INC.
    Blue Chip Growth Trust
    (successor to U.S.  Global Leaders Trust)   Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries.

    Equity-Income Trust                         Seeks to provide substantial dividend income and also long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with 65% in common stocks of
                                                well-established companies paying above-average dividends.

    Health Sciences Trust                       Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

T. ROWE PRICE ASSOCIATES, INC. - CONTINUED
    Small Company Value Trust                   Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in small companies whose common stocks are believed to be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED
    Global Trust                                Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC
    International Value Trust (8)               Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
    Global Allocation Trust                     Seeks total return, consisting of long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. based on prevailing market conditions.

    Large Cap Trust                             Seeks to maximize total return, consisting of capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of U.S. large capitalization companies whose estimated fundamental value is greater than its market value at any given time.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN
    STANLEY INVESTMENT MANAGEMENT INC.) Value   Seeks to realize an above-average total return over a market cycle of
    Trust                                       three to five years, consistent with reasonable risk. To do this, the
                                                Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
    Investment Quality Bond Trust               Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

    Mid Cap Intersection Trust                  Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

    Mid Cap Stock Trust                         Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

    Natural Resources Trust                     Seeks long-term total return. To do this, the Portfolio invests at least
                                                80% of its net assets in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets.

WELLINGTON MANAGEMENT COMPANY, LLP - CONTINUED
    Small Cap Growth Trust                      Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

    Small Cap Value Trust                       Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

WELLS CAPITAL MANAGEMENT, INCORPORATED
    Core Bond Trust                             Seeks total return consisting of income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments that offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

    U.S. High Yield Bond Trust                  Seeks total return with a high level of current income. To do this, the
                                                Portfolio invests at least 80% of its net assets in U.S. corporate debt securities that are below investment grade, including preferred and other convertible high yield securities.

WESTERN ASSET MANAGEMENT COMPANY
    High Yield Trust                            Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the
                                                Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S.
                                                Government and foreign securities.

    Strategic Bond Trust                        Seeks a high level of total return consistent with preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in fixed income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade.

    U.S. Government Securities Trust            Seeks to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. To do this, the
                                                Portfolio invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.




                   BLACKROCK VARIABLE SERIES FUNDS, INC. (9)
    We show the Portfolio's manager in bold above the name of the Portfolio.



BLACKROCK INVESTMENT MANAGEMENT, LLC            The investment objective of the Portfolio is to seek capital
    BlackRock Basic Value V. I. Fund            appreciation and, secondarily, income.

    BlackRock Value Opportunities V. I. Fund    The investment objective of the Portfolio is to seek long-term growth of capital.

BLACKROCK ASSET MANAGEMENT U.K. LIMITED
    BlackRock Global Allocation V. I. Fund      The investment objective of the Portfolio is to seek high total investment return.

                         PIMCO VARIABLE INSURANCE TRUST
    We show the Portfolio's manager in bold above the name of the Portfolio.



PACIFIC INVESTMENT MANAGEMENT COMPANY
    PIMCO VIT All Asset Portfolio               The Portfolio invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.



(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.



(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.



(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the mid cap range for S&P 500(R) was from $744 million to $468.29 billion, and for the S&P MidCap 400(R), was $302 million to $11.13 billion.



(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.



(5) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $25 million to $7.68 billion.



(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Dow Jones Wilshire 5000 ranged from $25 million to $468.29 billion.



(7) "MSCI All Country World ex.U.S. IndexSM" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalization range of the Index was $56 million to $309 billion.



(8) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(9) Not available to Contracts issued on or after January 28, 2002.


VOTING INTEREST


You instruct us how to vote Portfolio shares.



We will vote Portfolio shares held in the Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in the Separate Account for Contract Owners) in proportion to the instructions so received. A potential effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.



During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.



During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS


Contracts may have issued to fund Qualified Plans qualifying for special income tax treatment under the Code such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types"). The Contract is also designed so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.



Effective September 25, 2007, we ceased offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA) unless, (a) we previously issued Contracts to that retirement plan and (b) the Purchase Payments to the new Contract were sent to us directly by your employer or the plan's administrator. We will not knowingly accept transfers from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a Section 403(b) Qualified Plan. We will require certain signed documentation in the event:



            - you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and



            - you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a Section 403(b) Qualified Plan.



In the event that we do not receive the required documentation, and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.


ELIGIBLE GROUPS


John Hancock USA has issued Contracts to Venture Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.


ACCUMULATION PERIOD PROVISIONS


We impose limits on the minimum amount of subsequent Purchase Payments.



Purchase Payment



You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $10,000.



Additional Purchase Payments must be at least $30. Purchase Payments may be made at any time and must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment.



John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request, in the following circumstances:



      - You purchased your Contract through a 1035 exchange or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to John Hancock USA's receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;



      - You purchased more than one new Contract and such Contracts could not be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;



      - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000;



      - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000; or



      - You purchased multiple Contracts issued in conjunction with a written Retirement Savings Plan (either qualified and non-qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts equaled or was greater than $50,000.


If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years in which no Purchase Payments have been made, if both:


      - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and



      - the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any three consecutive Contract Years in which no Purchase Payments have been made as described above.



As a matter of administrative practice, the Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $40 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").



You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section below).



We add 3% or more to each Purchase Payment you make.

Payment Enhancements


When you make a Purchase Payment, we add a Payment Enhancement to your Contract. The Payment Enhancement is funded from our General Account and is allocated among Investment Options in the same proportion as your Purchase Payment.



The table below summarizes the Payment Enhancements rates, as a percentage of Purchase Payment, on Contracts issued prior to April 28, 2008. For these promotions, the promotional Payment Enhancement applies to initial and subsequent Purchase Payments received on Contracts issued during the promotional period. We may terminate a "promotional rate" at any time. If we do, Additional Purchase Payments that do not receive the promotional rate receive the guaranteed rate as shown.


           PAYMENT ENHANCEMENTS FOR CONTRACTS ISSUED PRIOR TO MAY 2007

CUMULATIVE     GUARANTEED PROMOTIONAL PROMOTIONAL PROMOTIONAL PROMOTIONAL PROMOTIONAL PROMOTIONAL PROMOTIONAL PROMOTIONAL
PURCHASE          RATE     RATE A(1)   RATE B(2)   RATE C(3)   RATE D(4)   RATE E(5)   RATE F(6)   RATE G(7)   RATE H(7)
PAYMENTS
Under $500,000        3.0%        4.0%        5.0%        4.5%        4.0%        5.0%        4.0%        5.0%        6.0%
$500,000 -            4.0%        5.0%        5.5%        5.0%        4.5%        5.5%        4.5%        5.0%        6.0%
$2.5 million

Over $2.5             5.0%        6.0%        6.0%        5.5%        5.0%        6.0%        5.0%        5.0%        6.0%
million


(1) Promotional Rate A: Contracts issued on or after January 1, 1999 but prior to June 21, 1999.

(2) Promotional Rate B: Contracts issued on or after June 21, 1999 but prior to January 29, 2001.

(3) Promotional Rate C: Contracts issued on or after January 29, 2001 but prior to May 5, 2003.

(4) Promotional Rate D: Contracts issued on or after May 5, 2003 but prior to March 1, 2004.


(5) Promotional Rate E: Contracts issued on or after March 1, 2004 but prior to November 1, 2004.



(6) Promotional Rate F: Contracts issued on or after November 1, 2004 but prior to October 16, 2006.



(7) Promotional Rate G: Contracts issued on or after October 16, 2006 but prior to December 3, 2007.



(8) Promotional Rate H: Contracts issued on or after December 3, 2008 but prior to April 28, 2008.



PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. If the Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.



RIGHT TO REVIEW CONTRACT. If you exercised your right to return your Contract during the "ten day right to review period," John Hancock New York would have reduced the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bore the risk that if the market value of the Payment Enhancement had declined, we would still have recovered the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement would not have been deducted from the amount paid to you. If a Contract was issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, John Hancock New York would have returned the Purchase Payments if this is greater then the amount otherwise payable.



TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investments in the Contract" for income tax purposes (see "VII. Federal Tax Matters").

MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making Additional Purchase Payments, you and your registered representative should consider:


      -     the length of time that you plan to own your Contract;

      -     the frequency, amount and timing of any partial surrenders;

      -     the amount and frequency of your Purchase Payments.


Choosing the Payment Enhancement is generally advantageous except in the following situation: if you intend to make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to renewal Purchase Payments and you intend to hold your Contract for more than 11 years.



We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see "VI. Charges and Deductions").



If you are considering making Additional Purchase Payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B: "Qualified Plan Types").



LETTER OF INTENT. (not available in Oregon). Using a Letter of Intent may permit you to receive a larger Payment Enhancement. The next higher Payment Enhancement percentage may have been applied to your initial Purchase Payment if you provided us with satisfactory evidence (referred to as a "Letter of Intent") that your total Purchase Payments in the first 13 months would satisfy the requirement for the higher percentage. Satisfactory evidence requires, but is not limited to, a minimum initial Purchase Payment of at least 50% of the minimum required Purchase Payment for the higher percentage. We reserve the right to recover an amount from your Contract if your total Purchase Payments received within 13 months from the issue date of your Contract do not equal or exceed the amount (promised in your Letter of Intent) used to determine a Payment Enhancement. The amount we may recover is the original amount of Payment Enhancement applied to your Contract minus the amount of Payment Enhancement that would have been applied had you not submitted a Letter of Intent (the "excess Payment Enhancement").



If the value of such accumulation units declines, we will recover the full amount of the excess Payment Enhancement. Therefore, you bear the risk that if your Letter of Intent is not completed, the value of your Contract may be less than had your Letter of Intent not been executed. If the amount recovered exceeds the Contract Value, we reserve the right to terminate your Contract without value. Amounts recovered are withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.



The promotional rates applicable to the initial Purchase Payment under a Letter of Intent continue in effect for the 13 month Letter of Intent completion period regardless of a termination generally of the promotional rates during such a period.



IF YOU FAIL TO INFORM US THAT YOU INTEND TO SUBMIT MULTIPLE PURCHASE PAYMENTS WITHIN 13 MONTHS OF YOUR CONTRACT ISSUE DATE, YOUR CONTRACT MAY RECEIVE A LOWER PAYMENT ENHANCEMENT PERCENTAGE THAN WOULD OTHERWISE BE AVAILABLE.


Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.


We usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.



We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.


Value of Accumulation Units


The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.



We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:



      - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or


      - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading of the New York Stock Exchange for that Business Day.


Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "valuation period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same over the valuation period. The net investment factor for each Sub-Account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:


      - the net asset value per share of a Portfolio share held in the Sub-Account determined at the end of the current valuation period; plus



      - The per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.



Where (b) is the net asset value per share of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.



Where (c) is a factor representing the charges deducted from the Separate Account on a daily basis for Separate Account annual expenses.


Transfers Among Investment Options


During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.



You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.


Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.


We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if the two transfer per month limit has been reached if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Separate Account Investment Option may be made. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period;

      -     restricting the dollar amount of transfers;

      - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

      -     restricting transfers into and out of certain Sub-Accounts.



In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).


While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long term investors.


In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments (except under a Rider - see Appendix D - "Optional Guaranteed Minimum Withdrawal Benefits").

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions


When you purchase a Contract, we automatically permit you to request transfers and withdrawals by telephone. We also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on page ii of this Prospectus.


To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

      -     any loss or theft of your password; or

      -     any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.


All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.


We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel are abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing Programs.

Special Transfer Services - Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") Program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted.


From time to time, we may offer special DCA Programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA Program.


The DCA Program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA Program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, the DCA Program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA Program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA Program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA Program.

Special Transfer Services - Asset Rebalancing Program


We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA Program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.


We permit asset rebalancing on the following time schedules:

      - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

      - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

      - annually on December 26th (or the next Business Day if December 26th is not a Business Day).


Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Secure Principal Program



Contracts issued prior to December 30, 2002 by John Hancock USA and Contracts issued prior to March 24, 2003 by John Hancock New York had the option to participate in our Secure Principal Program. Under the Secure Principal Program the initial Purchase Payment was split between a 7 year Fixed Investment Option and Variable Investment Options. We guarantee that percentage of the initial Purchase Payment you allocated to your 7 year Fixed Investment Option will grow to an amount at least equal to your total initial Purchase Payment at the end of the guaranteed period. The balance of the initial Purchase Payment was allocated among the Investment Options indicated on the Contract specifications page. You may obtain full information concerning the program and its restrictions from your securities dealer or the applicable Annuities Service Center.


You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges and tax liability as a result.

Withdrawals


During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any npaid oans and any applicable withdrawal charge, Rider charge, administrative fee or tax.. We will then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.


When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we may treat the partial withdrawal as a total withdrawal of the Contract Value.


We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

      - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      -     trading on the New York Stock Exchange is restricted;

      - an emergency exists, as determined by the SEC, in of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

      - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional minimum guaranteed withdrawal benefit Rider, your guarantee may be Reset (see "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit rider then available.


TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix B: "Qualified Plan Types").

You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services - The Income Plan


We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. We do not charge a fee to participate in the IP program.


Optional Guaranteed Minimum Withdrawal Benefits


Please see Appendix D "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus and Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, and Principal Plus for Life Plus Spousal Protection optional benefit Riders that may provide guaranteed withdrawal benefits under the Contract you purchased. Under the Principal Plus and Principal Plus for Life Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces your initial Purchase Payment(s), even if your Contract Value reduces to zero. We ill increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain calendar years. Depending on market performance, you may also be able to increase or "Step-up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.


If you die during the Accumulation Period, we distribute death benefits that might exceed your Contract Value.


Death Benefits During the Accumulation Period



The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract's Annuity Commencement Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner on the date of issue. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.


AMOUNT OF DEATH BENEFIT. The death benefit under the Contracts is the greater of:

      -     the Contract Value; or

      -     a minimum death benefit.

We have the right to deduct from the death benefit any Payment Enhancements applied to the Contract in the 12-month period prior to the date of an Owner's death, but we currently waive this right. We do not deduct earnings attributable to Payment Enhancements from the death benefit.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: "Optional Enhanced Death Benefits").

MINIMUM DEATH BENEFIT. We determine the minimum death benefit as follows:

      - We limit the minimum death benefit on Venture Vantage(R) Contracts so that it does not exceed $10 million, except for: (a) Contracts issued in HI, MA, MN and VT; (b) Contracts issued in IL prior to July 25, 2003; and (c) Contracts issued prior to June 2, 2003 in all other states.

      - During the first nine Contract Years, the minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with partial withdrawals.

      - After the ninth Contract Year, the minimum death benefit is the greater of: (a) the total amount of all Purchase Payments, less any amounts deducted in connection with partial withdrawals; and (b) the Contract Value on the last day of the ninth Contract Year, plus the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since then.

We reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, we reduce the minimum death benefit by the dollar amount of the partial withdrawals.


We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Annuity Commencement Date, the Contract Value on the date of the change will be treated as a Purchase Payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments and is not eligible for a Payment Enhancement. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner's spouse.


DETERMINATION OF DEATH BENEFIT. We determine the death benefit on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

      -     a certified copy of a death certificate; or

      - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -     any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your tax advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix B: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions govern payment of the death benefit.


We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of an Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.



Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is


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not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.



If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken as a lump sum under our current administrative procedures, the Contract will continue subject to the following:


      -     The Beneficiary will become the Contract Owner.


      - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.



      -     No Additional Purchase Payments may be made.


      -     Withdrawal charges will be waived for all future distributions.


      - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. This Purchase Payment is not eligible for a Payment Enhancement and, when calculating the Payment Enhancement for subsequent Purchase Payments, it will not be included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.



      - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which must begin within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If the distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, the death benefit will equal the Contract Value and must be distributed immediately in a single sum cash payment.


      - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.


We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Maturity Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.



A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.


Optional Enhanced Death Benefits

Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.


ANNUAL STEP DEATH BENEFIT. Under the Annual Step Death Benefit Rider ("Annual Step Death Benefit"), John Hancock USA and John Hancock NY guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step Benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.



GUARANTEED EARNINGS MULTIPLIER (Not available in New York and Washington). John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between January 29, 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a


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


Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.



TRIPLE PROTECTION DEATH BENEFIT (Not available in New York and Washington). John Hancock USA offered the Triple Protection Death Benefit Rider between December, 2003 and December, 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount, which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.


PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General


Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract or a later date if we consent to the change.



When John Hancock New York issues a Contract in New York, the Maturity Date is the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.


When John Hancock USA issues a Contract outside New York:

      - the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary


      - the Maturity Date for Contracts issued on and after May 1, 2006 is the first day of the month following the 90th birthday of the oldest Annuitant, or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.


You should review your Contract carefully to determine the Maturity Date applicable to your Contract.


You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.


Annuity Options


Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will provide either variable or fixed, or a combination variable and fixed, annuity payments at the Annuity Commencement Date. We will determine annuity payments based on the Investment Account Value of each Investment Option on that date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:


      - you will no longer be permitted to make any withdrawals under the Contract;


      - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;



      -     we may not change the Annuity Option or the form of settlement; and



      -     your Guaranteed Minimum Death Benefit will terminate.


Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments

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

guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.


Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.



Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.



Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.



Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. . You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)



ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders (i.e., an Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection or a Principal Plus for Life Plus Automatic Annual Step-up optional benefit Rider, as described in "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.



GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life or an Income Plus for Life - Joint Life Rider. For the Income Plus for Life
- Joint Life Rider, this Annuity Option is available only if one Covered Person (see "Income Plus for Life Series Guaranteed Minimum Withdrawal


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


Benefit Rider Definitions" in Appendix D), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



      - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or



      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)



GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



      - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or



      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)



GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life or a Principal Plus for Life Plus Automatic Annual Step-up optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Annuity Commencement Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.


We determine the annual amount of Fixed Annuity payments under this option as the greater of:

      - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or

      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.


GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain - This Annuity Option is available if you purchase a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Annuity Commencement Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.


We determine the annual amount of Fixed Annuity payments under this option as the greater of:

      - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract, or

      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.


GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:


      - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection or a Principal Plus for Life Plus Automatic Annual Step-up optional benefit Rider; and


      - (for Principal Plus for Life, Principal Plus for Life Plus Spousal Protection and Principal Plus for Life Plus Automatic Annual Step-up Riders) there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.



This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed


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


Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)


We determine the annual amount of Fixed Annuity payments under this option as the greater of:


      (a) the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or the Principal Plus for Life Plus Spousal Protection Rider that you purchased with your Contract, or



      (b) the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.



Full Surrenders During the Pay-out Period. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:



      - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments" below for a description of an "Annuity Unit");


      - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

      - calculating the present value of these payments at the assumed interest rate of 3%.


If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.



PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender in the manner described above.



If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:



      a equals the number of Annuity Units used to determine future payments before the commutation;



      b equals the dollar amount requested to be paid out as part of the commutation;



      c equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and



      d equals the Annuity Unit value on the day the commutation is executed.



For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.


You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.


FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period" above), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.



We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of all Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment


We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a variable annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 35). The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.


We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period


Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During the Pay-Out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read Appendix
D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.


Optional Guaranteed Minimum Income Benefit


Please see Appendix E: "Optional Guaranteed Minimum Income Benefit" for a general description of the Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an account called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.


OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract, within the permitted time.

Right to Review


You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. We will recover the original amount of the Payment Enhancement credited; earnings attributable to the Payment Enhancement will not be deducted from the amount paid.



No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we return all Purchase Payments if this is greater than the amount otherwise payable.


If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or
(b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.


(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.


You own the Contract.

Ownership


Prior to the Maturity Date, the Contract Owner is the person designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.



In the case of Non-Qualified Contracts, ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract, may be treated as a (potentially taxable) distribution of the Contract Value for federal tax purposes (see "VII. Federal Tax Matters"). A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating such value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit. This Purchase Payment will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement.



You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.



In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.



GROUP CONTRACTS. (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. A certificate summarizing the rights and benefits of the Owner under the group contract, or an individual Contract will be issued to an applicant acceptable to us. We reserve the right to decline to issue a certificate to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the Contract was issued may restrict an Owner's ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge as to any Contract issued after the effective date of the modification.


All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract. Prior to the Maturity Date, an Owner is the person designated in an application or as subsequently named. On and after a Contract's Maturity Date, the Annuitant is the Owner and after the death of the Annuitant, the Beneficiary is the Owner. In the case of Non-Qualified Contracts, ownership of the Contract may be changed at any time. In the case of Non-Qualified Contracts, an Owner may assign his or her interest in the Contract during the lifetime of the Annuitant prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Assigning a Contract or interest therein, or changing the ownership of a Contract, may be treated as a distribution of all or a portion of the Contract Value for Federal tax purposes. Any change of ownership or assignment must be made in writing. Any change must be approved by us. Any assignment and any change, if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.



ACCEPTANCE OF CONTRACTS. John Hancock USA has discontinued new applications and issuance of new group contracts.


The Annuitant is either you or someone you designate.

Annuitant


The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuity Service Center. We must approve any change.



On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.


If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary


The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuity Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.


Modification


We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges and annuity payment rates as to any Contracts issued after the effective date of the modification.


Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and our General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor our General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and the General Account to be accurate.


INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options. However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.


If you purchased a Contract prior to October 7, 2002, you may have elected a one-year Fixed Investment Option. However, you may no longer make new Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased a Contract on or after October 7, 2002, you may not make Purchase Payments or transfers to the one-year Fixed Investment Option.


Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.


TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA Program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.


You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.


Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges and tax liability as a result.

Withdrawals During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable administration fee and withdrawal charge. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."

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

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we treat the partial withdrawal as a total withdrawal of the Contract Value.

We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

      - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      - trading on the New York Stock Exchange is restricted;

      - an emergency exists, as determined by the SEC, in of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

      - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix B: "Qualified Plan Types").

You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services - The Income Plan


We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. We do not charge a fee to participate in the IP program.



LOANS. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007 in connection with Section 403(b) Qualified Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as set forth under "Qualified Contracts - Loans." (See "VII. Federal Tax Matters.") THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.


CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions


We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the fees charged for optional benefit Riders, (see the Fee Tables and information on the optional benefit fees, please see the Fee Tables, Appendix C: "Optional Enhanced Death Benefits," Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefit Riders," and Appendix E:
"Optional Guaranteed Minimum Income Benefits."


Withdrawal Charges


If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) Payment Enhancements and any earnings attributable to Payment Enhancements (iii) certain other "free withdrawal amounts" described below, or (iv) Purchase Payments that that are no longer subject to a withdrawal charge as described in the table below. We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments," i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to the free Withdrawal Amount. In any Contract Year, the free withdrawal amount for that year is the greater of:


      - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year), and

      - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).


Withdrawals of up to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free withdrawal amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.



Upon a full surrender of a Contract issued on or after April 1, 2003, the excess of all unliquidated Purchase Payments over the free withdrawal amount will be liquidated for purposes of calculating the withdrawal charge. Upon full surrender of a Contract issued prior to April, 2003, we will liquidate the excess of the Contract Value over the free Withdrawal Amount if lower.



Each Purchase Payment (or portion thereof) liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.



                            MAXIMUM WITHDRAWAL CHARGE
                      (as percentage of Purchase Payments)

First Year           8.5%
Second Year          8.5%
Third Year             8%
Fourth Year            7%
Fifth Year             6%
Sixth Year             5%
Seventh Year           4%
Eighth Year            3%
Ninth Year             2%
Thereafter             0%


The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.


We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge. Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account minus any applicable withdrawal charge.



There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from asset-based risk charges and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home For Contracts issued on or after May 1, 2002 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

      - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);

      -     the confinement began at least one year after the Contract Date;

      -     confinement was prescribed by a "Physician";


      - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and


      - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physician; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 -1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

Annual Contract Fee


We deduct each year an annual Contract fee of $40. However, if during the Accumulation Period the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, we waive the fee. During the Accumulation Period, this Contract fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of that Investment Option bears to the Contract Value. If the entire Contract is withdrawn on other than the last day of any Contract Year, the $40 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.


Asset-Based Charges

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee


We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administration expenses. We deduct on an annual basis from each Sub-Acount a daily charge in an amount equal to 0.30% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option.


Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Mortality and Expense Risks Fee


The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity rates incorporated into the Contract that cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit benefit (see "Death Benefit During Accumulation Period" on page 39). The expense risk we assume is the risk that the annual fee, administration and withdrawal charges may be insufficient to cover actual expenses.


To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge in an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Options, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not the mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:


      - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.



      - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.



      - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.



      - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.



      - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.


      - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


                                                   PREMIUM TAX RATE(1)
STATE OR TERRITORY           QUALIFIED CONTRACTS                  NON-QUALIFIED CONTRACTS
CA                                  0.50%                                  2.35%
GUAM                                4.00%                                  4.00%
ME(2)                               0.00%                                  2.00%
NV                                  0.00%                                  3.50%
PR                                  1.00%                                  1.00%
SD(2)                               0.00%                                  1.25%(2)
WV                                  1.00%                                  1.00%
WY                                  0.00%                                  1.00%



(1) Based on the state of residence at the time the tax is assessed.



(2) We pay premium tax upon receipt of Purchase Payment.



(3) 0.80% on Purchase Payments in excess of $500,000.

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS


We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.


The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS


At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax advisor for information on any optional benefit Riders.



When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider (i.e., Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, or Principal Plus), using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal



If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.



Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.



CHARITABLE REMAINDER TRUSTS



This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NON-QUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Annuity Commencement Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Annuity Commencement Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-Qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.



There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.


Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

      - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

      - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

      - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

      - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

      - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

      - received on or after the date on which the Contract Owner reaches age 59-1/2;

      - attributable to the Contract Owner becoming disabled (as defined in the tax law);

      - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

      - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

      -     made under a single-premium immediate annuity contract; or

      - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the later of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.


Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.


We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.



Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.



Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

      - received on or after the date on which the Contract Owner reaches age 59-1/2;

      - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the later of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.



Rollovers and Transfers



If permitted under your plan, you may make a distribution:



      - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;



      - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;



      - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA;



      - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, take the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in
Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable.



In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to trustee transfer of plan assets.



Withholding on Eligible Rollover Distributions. Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in
Section 457(b) of the Code, will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and
(iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA(See "Conversions and Rollovers to Roth IRAs," below.)



If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you.. You should seek independent tax advice if you intend to purchase a Contract for use with a tax-qualified retirement plan.



Conversions and Rollovers to Roth IRAs



You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:



      -     you have adjusted gross income over $100,000; or



      -     you are a married tax payer filing a separate return.



The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you will pay the tax due on the conversion of a Qualified Contract to a Roth IRA from resources outside of the Contract. Similarly, you may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.


Loans


We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a guaranteed minimum withdrawal benefit Rider.



If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.


Puerto Rico Contracts Issued to Fund Retirement Plans


The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR



The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separate and in addition to fees paid under the Contracts.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

      - termination of employment in the Texas public institutions of higher education;

      -     retirement;

      -     death; or

      -     the participant's attainment of age 70-1/2.

Accordingly, before any amounts may be distributed from the Contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another contract or another qualified custodian during the period of participation in the ORP. Loans are not available under Contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").




We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated Broker-Dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, 7.0% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2007, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.



To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards,. as my be permitted by applicable NASD rules and other applicable laws and regulations.


In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.


For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Contracts Sold Directly Without Payment of Any Sales Compensation


The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. For such Contracts we credit initial and Additional Purchase Payments to the Contract with an additional 5% of the Purchase Payment. (However, the amount of the Payment Enhancement and the credit may not exceed 10% of the Purchase Payment. Therefore, if the Payment Enhancement exceeds 5%, the amount of the credit will be reduced so that the total of the Payment Enhancement and the credit equals 10% of the Purchase Payment.



We apply the credit and the Payment Enhancement (subject to the limitations on the aggregate credit and Payment Enhancement that may be applied) in effect at the time of the issuance of the Contract to each Additional Purchase Payment.



The credit may be terminated or reduced at any time for Contracts issued, and Additional Purchase Payments made, after the date of termination. Initial and Additional Purchase Payments that do not receive the Payment Enhancement and credits described above will receive the guaranteed Payment Enhancement set forth under "Payment Enhancements" above.



The following classes of individuals are eligible for this waiver:


      - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife , the John Hancock Trust or any of their affiliates; and

      - employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.

CONFIRMATION STATEMENTS


We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.


REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

            APPENDIX A:Examples of Calculation of Withdrawal Charge

EXAMPLE 1. Assume that a single Purchase Payment of $50,000 is made, a 3% Payment Enhancement of $1,500 is credited to Contract Value, and no additional payments are made and there are no partial withdrawals.

The table below illustrates six examples of the withdrawal charges that would be imposed if the Contract were completely withdrawn. All Contract Values are hypothetical. During any Contract Year the free withdrawal amount is the greater of the Contract Value minus unliquidated Purchase Payments (accumulated earnings), or 10% of total Purchase Payments made under the Contract minus any partial withdrawals in that Contract Year.

                   HYPOTHETICAL CONTRACT                                                               WITHDRAWAL CHARGE
  CONTRACT YEAR            VALUE            FREE WITHDRAWAL AMOUNT     PAYMENTS LIQUIDATED        PERCENT              AMOUNT
----------------  -----------------------  -------------------------  -----------------------      -----------------------------
       2                  $55,000                 $  5,000(1)                    $50,000              8.50%               $4,250
       4                  $50,500                 $  5,000(2)                    $45,500              7.00%               $3,185
       6                  $60,000                 $ 10,000(3)                    $50,000              5.00%               $2,500
       7                  $35,000                 $  5,000(4)                    $45,000(4)           4.00%               $1,800
       8                  $80,000                 $ 30,000(5)                    $50,000              3.00%               $1,500
       10                 $70,000                 $ 20,000(6)                    $50,000              0.00%               $    0

1 In the second Contract Year the earnings under the Contract are $5,000 ($55,000 - $50,000 = $5,000), and 10% of Purchase Payments is equal to $5,000 (0.10 x $50,000 = $5,000). Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 Purchase Payment is liquidated and the withdrawal charge is assessed against that liquidated payment.

2 In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of Purchase Payments, therefore the free withdrawal amount is equal to 10% of Purchase Payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to Purchase Payments liquidated (Contract Value less withdrawal amount).

3 In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of Purchase Payments ($5,000). The free withdrawal amount therefore is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated.

4 In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free withdrawal amount is 10% of Purchase Payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total Purchase Payments less the free withdrawal amount. This calculation only applies to Contracts issued on or after April 1, 2003. For Contracts issued prior to April 1, 2003, the withdrawal charge would be applied to the lesser of the total Purchase Payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

5 In the example for the eighth Contract Year, the accumulated earnings of $30,000 is greater than 10% of Purchase Payments ($5,000). The free withdrawal amount therefore is equal to the accumulated earnings of $30,000 and the withdrawal charge is applied to the payments liquidated.

6 There is no withdrawal charge on any Purchase Payments that have been in the Contract for at least 10 years.

EXAMPLE 2. Assume: that a single Purchase Payment of $50,000 is made, a 3% Payment Enhancement of $1,500 is credited to Contract Value, no transfers are made, no additional payments are made, and that there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

  HYPOTHETICAL CONTRACT     PARTIAL WITHDRAWAL                                                         WITHDRAWAL CHARGE
         VALUE                   AMOUNT          FREE WITHDRAWAL AMOUNT     PAYMENTS LIQUIDATED     PERCENT             AMOUNT
-------------------------  -------------------  ------------------------- -----------------------   ----------------------------
          $65,000               $2,000                  $15,000(1)                $    0              8.00%                $  0
          $49,000               $5,000                  $ 3,000(2)                $2,000              8.00%                $160
          $52,000               $7,000                  $ 4,000(3)                $3,000              8.00%                $240
          $44,000               $8,000                  $     0(4)                $8,000              8.00%                $640

1 The free withdrawal amount during any Contract Year is the greater of the Contract Value minus unliquidated payments (accumulated earnings), or 10% of Purchase Payments minus 100% of all prior withdrawals in that Contract Year. For the first example, accumulated earnings of $15,000 ($65,000 - $50,000 = $15,000) is the free withdrawal amount since it is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - $0). The amount requested ($2,000) is less than the free withdrawal amount. Therefore, payments are not liquidated and no withdrawal charge applies.

2 The Contract has negative accumulated earnings ($49,000 - $50,000 <0), so the free withdrawal amount is limited to 10% of Purchase Payments minus 100% of all prior withdrawals during the Contract Year. Because $2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and will result in payments being liquidated. The remaining unliquidated payments after the $5,000 partial withdrawal are $48,000 ($50,000 - $2,000 = $48,000).

3 The Contract has increased in value to $52,000. The unliquidated payments are $48,000 which results in $4,000 of accumulated earnings ($52,000 - $48,000 = $4,000) which is greater than 10% of Purchase Payments minus prior withdrawals this Contract Year ($5,000 - $2,000 - $5,000 < 0). Hence the free withdrawal amount is $4,000, leaving $3,000 of the $7,000 partial withdrawal subject to a withdrawal charge. The unliquidated payments are reduced by $3,000 to $45,000.

4 The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,0000 < 0) and the full 10% of Purchase Payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year, the full 10% of Purchase Payments would be available for withdrawal requests during that Contract Year.

                        APPENDIX B: Qualified Plan Types
TRADITIONAL IRAs

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions


In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59-1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.


The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70-1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

      -     made after the Owner attains age 59-1/2;

      -     made after the Owner's death;

      -     attributable to the Owner being disabled; or

      -     a qualified first-time homebuyer distribution within the meaning of
            Section 72(t)(2)(F) of the Code.


In addition, distributions from Roth IRAs need not commence when the Owner attains age 70-1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA , a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.



If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.


Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

      -     you have adjusted gross income over $100,000; or

      -     you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.


You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.


SIMPLE IRA Plans


In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. Employers intending to use the Contract in connection with such plans should seek independent tax advice.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAs)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES


Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.


Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      -     earnings on those contributions; and

      - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59-1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any transfer of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution providing the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.


CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS


Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.


Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70-1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70-1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS


Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70-1/2 or, if later, retires.

                  APPENDIX C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Venture Vantage(R) Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review the "Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.


      1. GUARANTEED EARNING MULTIPLIER Death Benefit - Not offered in New York or Washington



      2.    Triple Protection Death Benefit - Not offered in New York or
            Washington



      3.    Enhanced Death Benefit



      4.    Annual Step Death Benefit



GUARANTEED EARNINGS MULTIPLIER (Not offered in New York or Washington)



Depending on availability, you may have elected the optional Guaranteed Earnings Multiplier benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under Guaranteed Earnings Multiplier. Election of Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.



Subject to the maximum amount described below, Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.



The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.



If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.



The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:



      (i) is equal to the Guaranteed Earnings Multiplier benefit prior to the withdrawal; and



      (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



If the Beneficiary under the Contract is the deceased Owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.



For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner's death and the death benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.



Termination of Guaranteed Earnings Multiplier



Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including Guaranteed Earnings Multiplier) as the new Owner.

Guaranteed Earnings Multiplier Fee



A daily charge in an amount equal to 0.20% of the value of each Variable Investment Option on an annual basis is deducted from each Sub-Account for Guaranteed Earnings Multiplier.



Qualified Retirement Plans



If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Guaranteed Earnings Multiplier) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.



THE ELECTION OF GUARANTEED EARNINGS MULTIPLIER ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.



TRIPLE PROTECTION DEATH BENEFIT (Not offered in New York or Washington)



Depending on availability, you may have elected the Triple Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under Triple Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December, 2003 and December, 2004.



Once Triple Protection Death Benefit is elected, it is irrevocable. If Triple Protection Death Benefit is elected, the death benefit paid under Triple Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the Triple Protection Death Benefit) is imposed for Triple Protection Death Benefit (see "Triple Protection Death Benefit Fee" below). Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.



The death benefit paid under Triple Protection Death Benefit ("Triple Protection Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received at the Company's Annuities Service Center in good order. The amount of the Triple Protection Death Benefit is equal to:



      -     The "Enhanced Earnings Death Benefit" factor plus the greatest of:



      -     the Contract Value;



      -     the Return of Purchase Payments Death Benefit Factor;



      -     the Annual Step Death Benefit Factor; or



      -     the Graded Death Benefit Factor.



WE MAY OFFER OTHER OPTIONAL RIDERS WHOSE BENEFITS AND THE NAMES OF SUCH BENEFITS ARE SIMILAR TO THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE. THESE OTHER OPTIONAL RIDERS ARE SEPARATE AND DISTINCT FROM THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE, THEY CONTAIN SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.



If there is any Debt, the Triple Protection Death Benefit equals the amount described above less Debt under the Contract.



If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum immediately, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.



For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:



      - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract;



      - In determining the "Enhanced Earnings Death Benefit" Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor;



      - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor



For purposes of the Triple Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Withdrawal Reductions" below).



"Enhanced Earnings Death Benefit" Factor.



For purposes of the Triple Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Example" and "Withdrawal Reductions" below.)



The Maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.



EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:



      -     The "Earnings Basis" is equal to 150% of $100,000, or $150,000.



      -     "Earnings" is equal to $175,000 minus $150,000, or $25,000.



      - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.



NOTE THAT FOR PURPOSES OF THE TRIPLE PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. IN THIS EXAMPLE, "EARNINGS" IS LESS THAN $75,000 (OR $175,000 MINUS $100,000).



Annual Step Death Benefit Factor



For purposes of the Triple Protection Death Benefit, the Annual Step Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary (see "Withdrawal Reductions" below.)



Graded Death Benefit Factor



For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:



1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:



     NUMBER OF COMPLETE YEARS             PAYMENT MULTIPLIER*
   PAYMENT HAS BEEN IN CONTRACT
---------------------------------      -----------------------
                 0                             100%
                 1                             110%
                 2                             120%
                 3                             130%
                 4                             140%
                 5                             150%



* If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.



2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.



The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.



WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.



Investment Options



At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.



WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.




Termination of Triple Protection Death Benefit Rider



The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:




      -     the date the Contract terminates;



      -     the Maturity Date; or



      - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.



Triple Protection Death Benefit Fee



Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.



If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.



Qualified Retirement Plans



If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Triple Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.



ENHANCED DEATH BENEFIT



An Enhanced Death Benefit was available for certain Ven 7 and Ven 8 Contracts. If you purchased this optional benefit Rider, we "step-up" the minimum death benefit each Contract Year instead of the six Contract Year period described in the "Death Benefits During the Accumulation Period" section of the Prospectus. In addition, if the Annuitant dies after the first of the month following his or her 85th birthday, the death benefit during the Accumulation Period is the greater of:



      -     the Contract Value; or



      - the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.



If you purchased this optional benefit, you paid the greater of (i) at least 10% of all Purchase Payments made to the Contract through the date the Enhanced Benefit first became available in the state where your Contract was issued, or
(ii) $10,000.



This Enhanced Death Benefit became available for Ven 7 and Ven 8 Contracts issued:



AFTER:                       IN THE STATES OF:
August 15, 1994              Florida, Maryland and Washington
October 3, 1994              Idaho, New Jersey and Oregon
January 3, 1995              California

This Enhanced Death Benefit was also available for Contracts issued prior to August 15, 1994. Contracts with a Contract Date prior to the date the Enhanced Death Benefit first became available in that state may also be exchanged for a new Contract which provides for an alternative enhanced death benefit.



Annual Step Death Benefit



You may have elected the optional Annual Step Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. Election of this optional benefit may only have been made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step Death Benefit is the greater of:



      - the death benefit described under "Death Benefit During Accumulation Period"; or



      -     the Annual Step Death Benefit.



The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:



      (i) is equal to the optional Annual Step Death Benefit prior to the withdrawal; and



      (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



If the oldest Owner is age 80 or older on the effective date of the Optional Annual Step Death Benefit, the Annual Step Death Benefit is zero. THEREFORE, IF THE OLDEST OWNER OF A CONTRACT WERE AGE 80 OR OLDER, THE OPTIONAL ANNUAL STEP DEATH BENEFIT MAY NOT HAVE BEEN ELECTED.



If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects continue the Contract, the Contract and the Optional Annual Step Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step Death Benefit. In determination of the optional Annual Step Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first death benefit is paid.



TERMINATION OF THE OPTIONAL ANNUAL STEP DEATH BENEFIT. The Optional Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or (c) the date on which the Optional Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step Death Benefit) as the new Owner.



Annual Step Death Benefit Fee. A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account for the Annual Step Death Benefit.



QUALIFIED PLANS. If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan (see Appendix C to the Prospectus). Please consult your tax advisor.



THE ADDITION OF THE ANNUAL STEP DEATH BENEFIT TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

          APPENDIX D: Optional Guaranteed Minimum Withdrawal Benefits


You may have elected to purchase optional benefits when you purchase a Contract. If available in your state, you may have selected one of the following "guaranteed minimum withdrawal benefit" Riders:



      -     Income Plus for Life



      -     Income Plus for Life - Joint Life



      -     Principal Plus



      -     Principal Plus for Life



      -     Principal Plus for Life Plus Automatic Annual Step-up



      -     Principal Plus for Life Plus Spousal Protection




If you purchased any of these optional guaranteed minimum withdrawal benefit Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where available, we only permitted one guaranteed minimum withdrawal benefit Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.



You also may have elected an optional Enhanced Death Benefit Rider or a Guaranteed Minimum Income Benefit Rider.



We describe each of these optional benefit Riders in the Appendices C and E, respectively.



GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS



We use the definitions that follow to describe how our guaranteed minimum withdrawal benefit ("GMWB") Riders work. Please see the separate sections on each Rider for additional details on defined terms.



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95 under each of the GMWB Riders except Income Plus for Life-Joint Life, Principal Plus for Life Plus Spousal Protection and Principal Plus, where it means the older Owner attains age 95.



BENEFIT BASE means a value we use to determine the Lifetime Income Amount with the Income Plus for Life and Income Plus for Life - Joint Life Riders; please refer to the separate sections on those Riders.



BONUS OR LIFETIME INCOME BONUS, and BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means an increase in the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods." In certain marketing materials, the Bonus may be referred to as the "Deferral Credit." These terms are further defined in each of the separate GMWB Rider sections; please refer to these sections.



BONUS PERIOD (applicable to all GMWB Riders except certain Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Contracts, and all Principal Plus for Life Plus Spousal Protection and Principal Returns Contracts) or LIFETIME INCOME BONUS PERIOD (applicable only to Income Plus for Life Series Riders) means:



      -     initially, the first 10 Contract Years;



      - each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



For Principal Plus, the Bonus Period is the first five Contract Years. For Principal Plus for Life Plus Spousal Protection and initially for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up, it was the lesser of the first ten Contract Years or each Contract Year up to the Contract Year when the Covered Person attains age 80.



COVERED PERSON is defined in each of the separate GMWB Rider sections; please refer to these sections.



EXCESS WITHDRAWAL is defined in each of the separate GMWB Rider sections; please refer to these sections.



GUARANTEED WITHDRAWAL AMOUNT (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted. For details applicable to each of these Riders, please refer to the separate Rider sections.

GUARANTEED WITHDRAWAL BALANCE (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection) means generally the total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period. For details applicable to each of these Riders, please refer to the separate Rider sections.



LIFETIME INCOME AMOUNT (for all GMWB Riders except Principal Plus) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). For details applicable to each of these Riders, please refer to the separate Rider sections.



LIFETIME INCOME DATE (for all GMWB Riders except Principal Plus) means generally the date on which we determine the Lifetime Income Amount. For details applicable to each of these Riders, please refer to the separate Rider sections.



RESET means a reduction in GMWB values due to Excess Withdrawals. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.



STEP-UP means an increase in GMWB values. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.



OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders (except for Principal Plus, which is described below) will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:



      - by a Bonus or "Target Amount" adjustment (see "Target Amount" on page D-13 for Income Plus for Life and page D-18 for Income Plus for Life - Joint Life) if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;



      - as a result of a Step-up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or



      -     if you make an Additional Purchase Payment up to specified limits.



Our Principal Plus Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amount permitted under the terms of the Rider, however, we may Reset the guaranteed minimum amount.



Availability



You were permitted to elect a guaranteed minimum withdrawal benefit rider at the time you purchased a Contract, provided:



      - the Rider was available for sale in the state where the Contract was sold;



      - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and



      - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).



Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make the Income Plus for Life, Principal Plus (for Qualified Contracts), Principal Plus for Life, or Principal Plus for Life Plus Automatic Annual Step-up available if you were age 81 or older at the time you purchased your Contract. If you elected an Income Plus for Life - Joint Life or Principal Plus for Life Plus Spousal Protection Rider, the older of you and your spouse must not have been age 81 or older (and must both have qualified as Covered Persons). Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other. For example:



      Assume you purchased a Contract on NOVEMBER 1, 2006 and wanted to elect the Principal Plus for Life Plus Spousal Protection Rider.



      EXAMPLE #1



      You are born JULY 1, 1941 and your spouse is born JUNE 1, 1947.



            - Since your birthdates are 5 YEARS AND 11 MONTHS apart, YOU MAY elect the Principal Plus for Life Plus Spousal Protection Rider when you purchase your Contract.



      EXAMPLE #2



      You are born JULY 1, 1941 and your spouse is born AUGUST 1, 1947.



            - Since your birthdates are 6 YEARS AND 1 MONTH apart, YOU MAY NOT elect the Principal Plus for Life Plus Spousal Protection Rider.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for another optional guaranteed minimum withdrawal benefit Rider after you purchase a Contract. Please see Appendix FE - "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.



Purchase Payments



RESTRICTIONS ON CONTRACTS WITH GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If you purchased a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's "Settlement Phase" (see "Settlement Phase" in each separate GMWB Rider section below). Other limitations on additional payments may vary by state.




Special Purchase Payment limits on "Non-Qualified" Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:



      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.




Special Purchase Payment limits on "Qualified" Contracts (not applicable to Principal Plus, which applies Non-Qualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



      - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
            65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



      - for the year that you become age 70-1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



      - we will not accept any Purchase Payment after the oldest Owner becomes age 81.



You should consult with a qualified tax advisor regarding your guaranteed minimum withdrawal benefit Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT (Applicable to Income Plus for Life and Income Plus for Life - Joint Life). Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:



      - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over



      - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:



            - date of a Purchase Payment that we applied to the Benefit Base,



            -     Reset date, or



            -     effective date of a Step-up.



Examples 1d and 2d in the "Guaranteed Minimum Withdrawal Benefit Examples" at the end of this Appendix illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.



In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:



      - (for Income Plus for Life) 5% of the Benefit Base in effect immediately after the Purchase Payment; or



      - (for Income Plus for Life - Joint Life) 4.75% of the Benefit Base in effect immediately after the Purchase Payment. We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.



IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT (applicable to Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:



In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:



      - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or




      - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.



In the case of the Lifetime Income Amount, to equal the lesser of:



      - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or



      - the Lifetime Income Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.




We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.



IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT (applicable to Principal Plus). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it:



            In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:



            - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or



            - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment.



Rider Fees



We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:



      -     on the date we determine the death benefit;



      - after the Annuity Commencement Date at the time an Annuity Option begins; or



      -     on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the "Settlement Phase" or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE SERIES RIDERS. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus for Life or Income Plus for Life - Joint Life fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up, Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus fee on the effective date of each Step-up. In such a situation, the Principal Plus fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The fee is equal to 0.60% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.




Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments



If you choose to take withdrawals under one of our guaranteed minimum withdrawal benefit Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").




When you take withdrawals:



      -     you will have the flexibility to start and stop withdrawals;



      - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);



      - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;



      - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and



      -     you reduce the Contract Value available for annuitization.



When you annuitize:



      - you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);



      - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);



      -     you will no longer have access to the Contract Value; and



      - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Additional Annuity Options



In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 85th birthday (for Contracts issued prior to May 1, 2006) or the 90th birthday (for Contracts issued on or after May 1, 2006) of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."



Tax Considerations



See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



No Loans under 403(b) Plans



The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our guaranteed minimum withdrawal benefit Riders.



INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



If you elected to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



If you purchased any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:



      (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or



      (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).



You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals" on page 32). We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



Available Individual Investment Options



If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, we restrict the individual Investment Options to which you may allocate your Contract Value. These currently available Investment Options invest in the following Portfolios:



      -     American Asset Allocation Trust



      -     American Fundamental Holdings Trust



      -     American Global Diversification Trust



      -     Franklin Templeton Founding Allocation Trust



      -     Lifestyle Growth Trust



      -     Lifestyle Balanced Trust



      -     Lifestyle Moderate Trust



      -     Lifestyle Conservative Trust



      -     Index Allocation Trust



      -     Money Market Trust



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.



WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



Available Model Allocations



You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.



None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.



WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The Model Allocations are:



                                                 MODEL ALLOCATION
          MODEL ALLOCATION NAME                     PERCENTAGE                     PORTFOLIO NAME
---------------------------------------        --------------------       -------------------------------------
American Global Diversification                       50%                 American Global Growth Trust
                                                      20%                 American Bond Trust
                                                      15%                 American Global Small Capitalization
                                                                          Trust
                                                      10%                 American High-Income Bond Trust
                                                       5%                 American New World Trust

Fundamental Holdings of America                       35%                 American Bond Trust
                                                      25%                 American Growth-Income Trust
                                                      25%                 American Growth Trust
                                                      15%                 American International Trust

Global Balanced                                       30%                 Fundamental Value Trust
(not available after April 30, 2007)(1)               25%                 American International Trust
                                                      25%                 Global Allocation Trust
                                                      20%                 Global Bond Trust

Blue Chip Balanced                                    40%                 Investment Quality Bond Trust
(not available after April 30, 2007)(1)               30%                 American Growth Trust
                                                      30%                 American Growth-Income Trust

Value Strategy                                        30%                 Core Equity Trust
(not available after February 10, 2006)(1)            30%                 Equity-Income Trust
                                                      20%                 Active Bond Trust
                                                      20%                 Strategic Bond Trust

Growth Blend                                          40%                 Blue Chip Growth Trust
(not available after February 10, 2006)(1)            20%                 American Growth-Income Trust
                                                      20%                 Active Bond Trust
                                                      20%                 Strategic Bond Trust

Core Holdings of America                              35%                 Active Bond Trust
(not available after August 1, 2005)(1)               25%                 American Growth Trust
                                                      25%                 American Growth-Income Trust
                                                      15%                 American International Trust

Core Solution                                         34%                 Strategic Income Trust
(not available after April 30, 2005)(1)               33%                 U.S. Global Leaders Growth Trust
                                                      33%                 Classic Value Trust

Value Blend                                           40%                 Equity-Income Trust
(not available after April 30, 2005)(1)               20%                 American Growth Trust
                                                      20%                 Active Bond Trust
                                                      20%                 Strategic Bond Trust

Global                                                30%                 International Value Trust
(not available after April 30, 2005)(1)               30%                 Global Bond Trust
                                                      20%                 U.S. Large Cap Trust
                                                      20%                 Blue Chip Growth Trust



(1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.



We reserve the right to:



      - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;



      - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;



      -     limit your ability to transfer between existing Investment Options;
            and/or



      - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.



INCOME PLUS FOR LIFE SERIES



Income Plus for Life Series Definitions



Unless specified otherwise, the following definitions apply to both the Income Plus for Life and Income Plus for Life - Joint Life Riders:



AGE 65 CONTRACT ANNIVERSARY MEANS the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:



      -     the Covered Person attains age 95 under Income Plus for Life; or



      -     the older Owner attains age 95 under Income Plus for Life-Joint
            Life.



BENEFIT BASE means:



      -     a value we use to determine the Lifetime Income Amount.



      - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.



      - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.



      -     The maximum Benefit Base is $5 million.



Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.



BONUS OR LIFETIME INCOME BONUS means an increase in the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means:



      -     Initially, the first 10 Contract Years;



      - Each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



COVERED PERSON means (for Income Plus for Life):



      - The person whose life we use to determine the duration of the Lifetime Income Amount payments;



      - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.



COVERED PERSON means (for Income Plus for Life - Joint Life):



      One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments. We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.



      (For Income Plus for Life - Joint Life Non-Qualified Contracts):



      -     both the spouses must be named as co-Owners of the Contract; or



      - if only one spouse is named as an Owner of the Contract, the other spouse must be designated as the Beneficiary of the Contract.

      (For Income Plus for Life - Joint Life Qualified Contracts):



      - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



      -     the Owner's spouse must be the designated Beneficiary.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 38 for additional information on the impact of divorce.)



EXCESS WITHDRAWAL means:



      - (for Income Plus for Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments;



      - (for Income Plus for Life - Joint Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 4.75% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; and



      - (for Income Plus for Life and Income Plus for Life - Joint Life) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:



      - (for Income Plus for Life) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



      - (for Income Plus for Life - Joint Life) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



Any reduction or increase in the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount.



LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:



      - (for Income Plus for Life) you are age 59-1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59-1/2 (age 61 in NY).



      - (for Income Plus for Life - Joint Life) both you and your spouse are age 59-1/2 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the younger spouse would attain age 59-1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



RESET means a reduction of the Benefit Base if you take Excess Withdrawals.



STEP-UP means an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.



Income Plus for Life



The Income Plus for Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Covered Person is age 59-1/2 or older when you purchase the Income Plus for Life Rider (age 61 or older for Riders issued in New York), the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime

Income Amount if you take withdrawals in excess of the Lifetime Income Amount. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment. (see "Target Amount" on page D-13) We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



The version of the Income Plus for Life Rider issued in the state of New York (the "NY Income Plus for Life Rider") includes differences in five features of the Income Plus for Life Rider available outside of New York. Those features are:



      -     Lifetime Income Date;



      -     Lifetime Income Bonuses;



      -     Change of Riders;



      -     Impact of Withdrawals on Guaranteed Minimum Death Benefit; and



      -     Withdrawals under the Life Expectancy Distribution Program.



We describe the NY Income Plus for Life Rider differences in the discussions of these Income Plus for Life features. We also provide new examples (at the end of this Appendix) to illustrate hypothetical results of Contracts with a NY Income Plus for Life Rider. In all other respects, including the Rider fee, the NY Income Plus for Life Rider is the same as the Income Plus for Life Rider.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:



      -     the Contract Value immediately after the withdrawal; or



      -     the Benefit Base minus the Withdrawal Amount.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section, below.)



After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



      - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



      -     the Contract Value immediately after the Excess Withdrawal.



After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. IF YOU TAKE AN EXCESS WITHDRAWAL, IT COULD LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) AND THEN YOU TAKE AN EXCESS WITHDRAWAL, IT COULD SIGNIFICANTLY REDUCE YOUR LIFETIME INCOME AMOUNT.



In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.



The Income Plus for Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Settlement Phase," in this section, below) The Income Plus for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may Reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



We reduce your Contract Value each time you take a withdrawal.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus for Life, we may adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



      - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,



      - you purchased the Income Plus for Life Rider before the Covered Person attained age 59-1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in you Contract) from the Guaranteed Minimum Death Benefit under the Contract. "Pro rata" means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:



      - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



            -     the Withdrawal Amount; divided by



            -     the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



For NY Income Plus for Life Riders, we change the way we reduce the Guaranteed Minimum Death Benefit under your Contract if you limit your withdrawals (including applicable withdrawal charges) during a Contract Year:



      - (for NY Income Plus for Life Riders purchased on or after the Covered Person attains age 61) to the Lifetime Income Amount; or,



      - (for NY Income Plus for Life Riders purchased before the Covered Person attains age 61) to 5% the Benefit Base each Contract Year before the Lifetime Income Date, and to the Lifetime Income Amount for each Contract Year after that.



In these circumstances, we will deduct the entire amount of the withdrawal (including any withdrawal charges) on a dollar for dollar basis from the Guaranteed Minimum Death Benefit. We will deduct any Excess Withdrawal in the manner described above.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.



INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      -     by any applicable Step-up to reflect certain increases in Contract
            Value;



      - to an established Target Amount if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and



      - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 32).



Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.



LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



      - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up or Reset the Benefit Base and/or the Lifetime Income Amount; otherwise

      - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.



Step-ups will increase the Benefit Base and the Lifetime Income Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The recalculated Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Income Plus for Life Series Riders" on page D-5). If you decline the Step-up, the fee rate will not be increased.



Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.



TARGET AMOUNT. If you take no withdrawals under your Contract from the effective date of the Income Plus for Life Rider until the applicable "Target Date," we will calculate a "Target Amount" and increase the Benefit Base on the Target Date to equal the greater of:



      - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



      -     the Target Amount.



The "Target Date" is the later of:



      - the 10th Contract Anniversary after the effective date of the Income Plus for Life Rider; or



      - the Contract Anniversary on or next following the date the Covered Person attains age 69.



The "Target Amount" is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59-1/2 Distributions"); or



      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59-1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life.



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 59-1/2 (age 61 for NY Income Plus for Life Riders - see below), and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.



If you purchase a NY Income Plus for Life Rider before the Covered Person attains age 61, we will reduce your Benefit Base if you take withdrawals under this program before the Lifetime Income Date. We do this by subtracting the amount of each withdrawal under this program from the Benefit Base. We will not Reset the Benefit Base for withdrawals under our Life Expectancy Distribution program that exceed 5% of the Benefit Base.



After the Lifetime Income Date, we will not Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life's "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.



At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:



      - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



      - If you purchased the Income Plus for Life Rider before the Covered Person attained age 59-1/2 (age 61 for NY Income Plus for Life Riders), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).



      - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED                THEN
OWNER IS:                      INCOME PLUS FOR LIFE:
---------------------------- ---------------------------------------------------
1. Not the Covered           -  may continue if the Beneficiary elects to continue
   Person and the               the Contract within the time we permit under our
   Beneficiary is the           administrative rules. We will automatically increase
   deceased Owner's             the Benefit Base to equal the initial death benefit
   spouse                       we determine, if the death benefit is greater than
                                the Benefit Base prior to our determination. We
                                will also recalculate the Lifetime Income Amount
                                to equal 5% of the recalculated Benefit Base and
                                will assess the Rider Fee based on the
                                recalculated Benefit Base.

                             - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                             - continues to be eligible for any remaining Bonus amounts and Step-ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future
                                Step-ups if we increase the rate of the Income
                                Plus for Life fee at that time.

2. Not the Covered          -   may continue in the same manner as 1.
   Person and the
   Beneficiary is
   not the deceased
   Owner's spouse

                            - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                            - does not continue to be eligible for any Bonus amounts and Step-ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life fee at that time.

3. The Covered Person       -  ends without any further benefit.
   and the Beneficiary
   is the deceased
   Owner's spouse

4. The Covered Person       -  ends without any further benefit.
   and the Beneficiary
   is not the deceased
   Owner's spouse



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



TERMINATION. You may not terminate the Income Plus for Life Rider once it is in effect. However, the Income Plus for Life Rider will terminate automatically upon the earliest of:



      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



      -     the date an Annuity Option begins;



      -     the date the Contract Value and the Benefit Base both equal zero;



      -     the death of the Covered Person; or



      -     termination of the Contract.

The addition of Income Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain Age 59-1/2 (age 61 for NY Income Plus for Life Riders) and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life is suitable for your needs, especially at older ages.



EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under Income Plus for Life.




Income Plus for Life - Joint Life



(Not available in New York or for non-Qualified Contracts in New Jersey)



Three main differences between Income Plus For Life - Joint Life and Income Plus for Life are:




      - Income Plus for Life - Joint Life offers a Lifetime Income Amount of 4.75%, where Income Plus for Life offers a Lifetime Income Amount of 5%;



      - Income Plus for Life - Joint Life guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age 59-1/2, where Income Plus for Life guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 59-1/2;



      - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life is based on the Anniversary after the single Covered Person attains age 69.



The Income Plus for Life - Joint Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. If both you and your spouse are age 59-1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life Rider.



If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-18). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:



      -     the Contract Value immediately after the withdrawal; or



      -     the Benefit Base minus the Withdrawal Amount for that Contract Year.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 4.75% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section below.)



After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



      - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



      -     the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.



The Income Plus for Life - Joint Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section below.) In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life - Impact of Withdrawals" on page D-11.) The Income Plus for Life - Joint Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



We reduce your Contract Value each time you take a withdrawal.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase the Income Plus for Life - Joint Life Rider, we may adjust the way we calculate the death benefit payable under your Contract upon death of the first Owner (or deemed Owner if the Owner is not a natural person) to die during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



      - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,



      - if you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59-1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 4.75% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in your Contract) from the Guaranteed Minimum Death Benefit under the Contract. "Pro rata" means we reduce the Guaranteed Minimum Death Benefit by an amount equal to:



      - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



            (a)   the Withdrawal Amount; divided by



            (b)   the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      -     by any applicable Step-up to reflect certain increases in Contract
            Value;



      - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and



      - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 32).



Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.



LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



      - 7% (6% for Contracts issued prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

      - 7% (6% for Contracts issued prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus; however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.



Step-ups will increase the Benefit Base and the Lifetime Income Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The new Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.



Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.



TARGET AMOUNT. If you take no withdrawals under your Contract from the Income Plus for Life - Joint Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:



      - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



      -     the Target Amount.



The "Target Date" is the later of:



      - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life Rider; or



      - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.



The "Target Amount" is 200% of Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life-Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life will enter its Settlement Phase as described in "Income Plus for Life-Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life benefit during the Settlement Phase.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:



      - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.



      - If you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59-1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).



      - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life Rider fee (See "Fee for Income Plus for Life Series Riders" on page D-5). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.



If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:



      - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



      - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



TERMINATION. The Income Plus for Life - Joint Life Rider terminates in accordance with the "Income Plus for Life-Termination" section, above.



You should consult with your registered representative to assist you in determining whether the Income Plus for Life - Joint Life Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must attain age 59-1/2 and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life Rider.



EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life Rider.



PRINCIPAL PLUS FOR LIFE SERIES



Principal Plus for Life Series Definitions



The following definitions apply to the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection Riders:



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Covered Person attains age 95.



BONUS means an increase in the Guaranteed Withdrawal Balance on each Contract Anniversary during the Rider's Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD means (except for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007, and all Principal Plus for Life Plus Spousal Protection Riders), for the initial Bonus Period, the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



BONUS PERIOD means (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007, and for all Principal Plus for Life Plus Spousal Protection Riders) the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80.



COVERED PERSON means (for all Riders except Principal Plus for Life Plus Spousal Protection Riders):



            - The person whose life we use to determine the duration of the Lifetime Income Amount payments;



            - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.



COVERED PERSON means (for Principal Plus for Life Plus Spousal Protection):



      - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.



      - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.



      For Non-Qualified Contracts, both the spouses must be named as co-Owners and co-Beneficiaries of the Contract (or co-Annuitants if the Owner is a non-natural person).



      Under Qualified Contracts:



            1. one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



            2.    the Owner's spouse must be the designated Beneficiary.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 38 for additional information on the impact of divorce.)



EXCESS WITHDRAWAL means any withdrawal you take that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount, or causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount.



GUARANTEED WITHDRAWAL AMOUNT means:



      - the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted;



      - the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance;



      -     the maximum Guaranteed Withdrawal Amount at any time is $250,000.

GUARANTEED WITHDRAWAL BALANCE means:



      - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.



      - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.



      - We adjust the Guaranteed Withdrawal Balance to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.



      -     The maximum Guaranteed Withdrawal Balance at any time is $5 million.



LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



LIFETIME INCOME DATE means the date on which we determine the Life Income Amount (under Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection). This will be the date you purchased the Rider if:



      - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step Up Riders purchased on and after March 12,
            2007) you were age 59-1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59-1/2.



      - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.



      - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)



We provide the following examples of the Lifetime Income Date for Contracts purchased with a Principal Plus for Life Plus Spousal Protection Rider:



            Assume you purchased a Contract on NOVEMBER 1, 2006 with the Principal Plus for Life Plus Spousal Protection Rider.



            EXAMPLE #1



            You are born July 1, 1941 and your spouse is born June 1, 1947.



                  - Since the oldest Covered Person has attained age 65 at the time of purchase, we will calculate the Lifetime Income Date on November 1, 2006. We provide a Lifetime Income Amount starting on this date.



            EXAMPLE #2



            You are born December 1, 1950 and your spouse is born October 1, 1956.



                  - Since the oldest Covered Person attains age 65 on December 1, 2015, we will calculate the Lifetime Income Date on November 1, 2016. We provide a Lifetime Income Amount starting on this date.



RESET means a reduction of the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount.



STEP-UP means an increase in the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount on certain Contract Anniversary dates to reflect market performance that exceeds previously calculated benefits.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Principal Plus, Principal Plus for Life



The optional Principal Plus and Principal Plus for Life Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.



In addition, we designed the Principal Plus for Life Rider to permit you to withdraw a minimum annual amount, the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available to you as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.



IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:



      -     the Contract Value immediately after the withdrawal; or



      - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



      -     the Guaranteed Withdrawal Amount prior to the withdrawal; or



      - 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.



Under Principal Plus for Life, we also will recalculate the Lifetime Income Amount after the Lifetime Income Date if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:



      -     the Lifetime Income Amount prior to the withdrawal; or



      - 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.



In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or (under Principal Plus for Life) the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).



We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.



Under Principal Plus for Life, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Under Principal Plus for Life, if you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value) your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.



Principal Plus enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Guaranteed Withdrawal Balance immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (See "Rider Fees" and "Termination").



Principal Plus for Life enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase," below). The Principal Plus for Life benefit terminates if the Contract Value,

Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Rider Fees" on page , and "Termination," below).



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life) values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      - by any applicable "Step-up" to reflect certain increases in Contract Value; and



      - to reflect Additional Purchase Payments (see "Purchase Payments" above).



Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and (under Principal Plus for Life) the Lifetime Income Amount.



BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the Bonus Period under Principal Plus is the first 5 Contract Years. The initial Bonus Period under Principal Plus for Life is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Principal Plus for Life Series Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or
(b) the Age 95 Contract Anniversary.



Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:



      - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise



      - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.



Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.



Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.



Step-ups. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance (including any Bonus) on that date, we will automatically Step-up the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life), and the Rider Fee (see "Fee for Principal Plus for Life"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase at the time of a Step-up the rate of the Rider fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Principal Plus for Life"). If you decline the Step-up, the fee rate will not be increased.



The Step-up Dates occur only while a Principal Plus or Principal Plus for Life Rider is in effect. Under Principal Plus and for Contracts issued with the Principal Plus for Life Rider before February 13, 2006, we schedule the Step-up Dates for every 3rd Contract Anniversary after the Contract Date (e.g. 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary. Contracts issued with the Principal Plus for Life Rider on and after February 13, 2006 (may vary by state) contain an enhanced schedule of Step-up Dates. Under this enhanced schedule, after the 3rd, 6th and 9th Contract Anniversary after the Contract Date, Step-up Dates under Principal Plus for Life include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. (In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.)



If you purchased a Principal Plus for Life Rider without the enhanced schedule, we may have issued a special endorsement, in states where approved, after we issued your Contract. This special endorsement to the Principal Plus for Life Rider increases Step-up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, we will only schedule Step-up Dates under the original schedule.



Step-ups under Principal Plus. Under Principal Plus, you may elect to Step-up the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-up Date. Subject to state approval, however, we may issue a special endorsement to the Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-up within 30 days of the respective Step-up Date if you choose to make it effective.



If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.



Step-ups under Principal Plus for Life. We will automatically increase (Step-up) the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the Rider Fee as described above. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Rider Fees").



If you decline an automatic scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59-1/2 Distributions"); or



      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59-1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor for further information.



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount (with respect to Principal Plus for Life) if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable, and all withdrawals during that year were under our Life Expectancy Distribution Program.



For Principal Plus, the Company's "Life Expectancy Amount" for each year is equal to the greater of:



      - the Contract Value as of the applicable date divided by the Owner's life expectancy; or



      - the Guaranteed Withdrawal Balance as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.



In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a Reset of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero. If your Contract includes Principal Plus for Life, we will make distributions as part of the "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or (with respect to Principal Plus for Life) the Lifetime Income Amount.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Under Principal Plus, the Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero. Under Principal Plus for Life, the Settlement Phase begins if total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During the Settlement Phase under either Rider, your Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments and we will not deduct any charge for either Rider during the Settlement Phase.



At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies, as described in the following sections.



Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of death benefit" provision of this Prospectus.



Principal Plus for Life Settlement Phase. At the beginning of Principal Plus for Life's Settlement Phase, the settlement payment amount we permit you to choose varies:



      - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Impact of Withdrawals").



      - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distribution Program"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.



      - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.



      - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Impact of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Principal Plus and Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.



Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE BENEFICIARY IS:    THEN PRINCIPAL PLUS:
---------------------     --------------------------------------------------------------------------
1. The deceased           -   Continues if the Guaranteed Withdrawal Balance is greater than zero.
   Owner's spouse
                          -   Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to
                              Step-Up the Guaranteed Withdrawal Balance if the death benefit on the date of determination is greater than the Guaranteed Withdrawal
                              Balance.

                          -   Enters the Settlement Phase if a withdrawal would deplete the Contract
                              Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal
                              Amount and the Life Expectancy Distributions. In such cases, the
                              Guaranteed Withdrawal Balance may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

                          -   Continues to impose the Principal Plus fee.

                          -   Continues to be eligible for any remaining Bonuses and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest
                              Step-Up Date will be no later than the 30th Contract Anniversary after the Contract Date.

2. Not the deceased       -   Continues in the same manner as above, except that Principal Plus does
   Owner's spouse             not continue to be eligible for any remaining Bonuses and Step-Ups, other than the initial Step-Up of the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal
                              Balance prior to the death benefit.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Continuation of Principal Plus for Life. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED          THEN
OWNER IS:                PRINCIPAL PLUS FOR LIFE:
--------------------     ------------------------------------------------------------------------------------------------------
1. The Covered Person    -   Does not continue with respect to the Lifetime Income Amount, but continues with respect to the
   and the                   Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater
   Beneficiary is the        than zero.  We will automatically Step-up the Guaranteed Withdrawal Balance to equal the initial
   deceased Owner's          death benefit we determine, if greater than the Guaranteed Withdrawal Balance prior to the death
   spouse                    benefit.

                         -   Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the
                             Guaranteed Withdrawal Balance is still greater than zero.

                         -   Continues to impose the Principal Plus for Life fee.

                         -   Continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death

IF THE DECEASED          THEN
OWNER IS:                PRINCIPAL PLUS FOR LIFE:
--------------------     ------------------------------------------------------------------------------------------------------
                             benefit.  We will  permit the  spouse to opt out of the  initial  death  benefit Step-up,  if  any, and any  future  Step-ups  if we  increase  the  rate of the Principal Plus for Life fee at that time.

2. The Covered Person    -   Continues in the same manner as 1, except that Principal Plus for Life does not continue to be
   and the                   eligible for any remaining Bonuses and Step-ups, other than the initial Step-up of the Guaranteed
   Beneficiary is not        Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance
   the deceased              prior to the death benefit.  We will permit the Beneficiary to opt out of the initial death benefit
   Owner's spouse            Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.

3. Not the Covered       -   Continues in the same manner as 1, except that Principal Plus for Life continues with respect to the
   Person and the            Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined
   Beneficiary is the        prior to the payment of any portion of the death benefit, we will determine the initial Lifetime
   deceased Owner's          Income Amount on an anniversary of the date we determine the death benefit after the Covered Person
   spouse                    has reached age 59-1/2.

4. Not the Covered       -   Continues in the same manner as 1, except that Principal Plus for Life continues with respect to the
   Person and the            Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined
   Beneficiary is not        prior to the payment of any portion of the death benefit, we will determine the initial Lifetime
   the deceased              Income Amount on an anniversary of the date we determine the death benefit after the Covered Person
   Owner's spouse            has reached age 59-1/2.

                         -   In this case, Principal Plus for Life does not continue to be eligible for any remaining Bonuses and
                             Step-ups, other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit.  We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Rider, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



TERMINATION. You may not terminate either the Principal Plus or the Principal Plus for Life Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:



      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



      - under Principal Plus, the date the Guaranteed Withdrawal Balance depletes to zero; or



      - under Principal Plus for Life, the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or




      -     under Principal Plus, the Maturity Date; or



      -     under Principal Plus for Life, the date an Annuity Option begins; or




      -     termination of the Contract.



We impose an additional annual fee for a Principal Plus or Principal Plus for Life Rider to a Contract. Under Principal Plus for Life, the Covered Person must attain age 65 (59-1/2 for Principal Plus for Life Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits. Furthermore, these Riders limit the Investment Options otherwise available under the Contract, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.



EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus and Principal Plus for Life Riders at the end of this Appendix.



Principal Plus for Life Plus Automatic Annual Step-up

This version of the Principal Plus for Life optional benefit Rider is the same as the Principal Plus for Life optional benefit Rider, except that it provides annual "Step-up Dates" and we charge a different fee (see "Rider Fees" above). Please refer to the description of Principal Plus for Life, above, for a general overview of this Rider.



IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      - by any applicable "Step-up" to reflect certain increases in Contract Value; and



      - to reflect Additional Purchase Payments (see "Purchase Payments" in "Description of the Contract - Accumulation Period Provisions").



BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. The initial Bonus Period under Principal Plus for Life Plus Automatic Annual Step-up is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:



      - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise



      - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.



Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.



STEP-UPS. If you elected this Rider, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance (including any Bonus) to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary up to and including the Age 95 Contract Anniversary while the Rider is in effect, provided the Contract Value is greater than the Guaranteed Withdrawal Balance on that date (and provided you have not chosen to decline the Step-up as described under "Principal Plus for Life - Step-ups"). (In Oregon, we limit the maximum duration of Step-up Dates to 50 years.)



Each time we apply a Step-up, we will also recalculate the Guarantee Withdrawal Amount and the Lifetime Income Amount as described in "Principal Plus for Life - Step-ups" above. We also reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-up Rider fee up to a maximum rate of 1.20% of the adjusted Guaranteed Withdrawal Balance. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased. If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent annual Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic annual Step-ups.



We impose an additional annual fee for Step-ups, and we provide no assurance that your Contract Value will be sufficient on any Step-up Date to receive an increase in the guarantees we provide under a Principal Plus for Life Plus Automatic Annual Step-up Rider. The amount that may be provided by more frequent Step-up Dates under the Rider, may, over time, be more than offset by the additional fee associated with this Rider compared to the Principal Plus for Life Rider fee. Similar to Principal Plus for Life, this Rider limits the investment options otherwise available under the Contract, requires the Covered Person to attain age 65 (59-1/2 for Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus.

EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus for Life Plus Automatic Annual Step-up Rider at the end of this Appendix.



Principal Plus for Life Plus Spousal Protection



The optional Principal Plus for Life Plus Spousal Protection Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, this Rider guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.



In addition, we designed the Principal Plus for Life Plus Spousal Protection Rider to permit you to withdraw a minimum annual amount, called the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.



IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.



INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      - by any applicable "Step-up" to reflect certain increases in Contract Value; and



      - to reflect Additional Purchase Payments (see "Purchase Payments" above).



BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during the Bonus Period if you take no withdrawals during the previous Contract Year as described under "Principal Plus, Principal Plus for Life - Bonuses" above. The Bonus Period for the Principal Plus for Life Plus Spousal Protection Rider is the lesser of the first 10 Contract Years or each Contract Year up to the Contract Year in which the younger of the two Covered Persons attains age 80. If you purchased the Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the Bonus Period will be based on the age of that Covered Person as of the initial Contract Date. If you elected the Spousal version of the Principal Plus for Life Rider when you purchase a Contract, the Bonus Period is determined on the Contract Date. The Bonus Period will not change upon the death of either Covered Person.



STEP-UPS. The Principal Plus for Life Plus Spousal Protection Rider is subject to the Step-up benefit as described above for the Principal Plus for Life Rider (see "Principal Plus, Principal Plus for Life - Step-ups"). We schedule the Step-up Dates for the 3rd, 6th, and 9th Contract Anniversary while the Rider is in effect. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary while the Rider is in effect.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described for the Principal Plus for Life Rider above (see "Principal Plus, Principal Plus for Life - Life Expectancy Distribution Program"). Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



SETTLEMENT PHASE. The Principal Plus for Life Plus Spousal Protection Rider will enter a Settlement Phase as described above for Principal Plus for Life when:



      -     the Contract Value reduces to zero; and



      - withdrawals during that Contract Year do not exceed the Guaranteed Withdrawal Amount; and



      - either the Guaranteed Withdrawal Balance or the Lifetime Income Amount is greater than zero.



If during the Settlement Phase, the Guaranteed Withdrawal Balance equals zero and the Lifetime Income Amount is greater than zero, you will automatically receive settlement payments each Contract Year equal to the Lifetime Income Amount during the life of either Covered Person.



IMPACT OF DEATH BENEFITS. Death benefits under a Principal Plus for Life Plus Spousal Protection Rider differ from those under the Principal Plus for Life Rider.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" above). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Amount, Bonuses or Step-ups.



If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:



      - no greater than the Guaranteed Withdrawal Amount until the Guaranteed Withdrawal Balance is depleted to zero;



      - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or



      - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" above).



We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.



Death of Last Covered Person. If the surviving Covered Person dies while the Principal Plus for Life Plus Spousal Protection Rider is in effect and if the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Principal Plus for Life Plus Spousal Protection Rider will continue. The Rider will only continue, however, if the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Bonuses or Step-ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Principal Plus for Life Plus Spousal Protection Rider fee will continue (see "Rider Fees" above). We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life Plus Spousal Protection Rider fee at that time. The Rider will enter its Settlement Phase if the Guaranteed Withdrawal Balance is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.



If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Guaranteed Withdrawal Balance to zero, the Rider terminates and we no make no additional payments to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:



      - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



      - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person" above.

TERMINATION. The Principal Plus for Life Plus Spousal Protection Rider terminates in the same manner as described above for the Principal Plus for Life Rider.



We impose an additional annual fee for a Principal Plus for Life Plus Spousal Protection Rider to a Contract. Under Principal Plus for Life Plus Spousal Protection, at least one of the Covered Persons must attain age 65 and remain living for you to receive certain benefits. Furthermore, the Riders limit the Investment Options otherwise available under the Contract, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.



EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus for Life Plus Automatic Plus Spousal Protection Rider at the end of this Appendix.



EXAMPLES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



The following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection optional benefit Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.



EXAMPLES 1a, 1b, 1c AND 1d ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 1a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS.



CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at Covered Person's age 49-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.



                        PURCHASE        LIFETIME INCOME        WITHDRAWAL                        BENEFIT BASE ON CONTRACT
CONTRACT YEAR           PAYMENTS            AMOUNT               TAKEN             BONUS                ANNIVERSARY
-------------          ---------        ---------------        ----------         -------        -------------------------
  At issue             $ 100,000                N/A            $      0           $     0              $   100,000(1)
     1                         0                N/A                   0             7,000(2)               107,000(3)
     2                         0                N/A                   0             7,000                  114,000
     3                         0                N/A                   0             7,000                  121,000
     4                         0                N/A                   0             7,000                  128,000
     5                         0                N/A                   0             7,000                  135,000
     6                         0                N/A                   0             7,000                  142,000
     7                         0                N/A                   0             7,000                  149,000
     8                         0                N/A                   0             7,000                  156,000
     9                         0                N/A                   0             7,000                  163,000
     10                        0                N/A                   0             7,000                  170,000
     11                        0        $     8,500(4)            8,500                 0                  170,000
     12                        0              8,500               8,500                 0                  170,000
     13                        0              8,500               8,500                 0                  170,000
     14                        0              8,500               8,500                 0                  170,000
     15                        0              8,500               8,500                 0                  170,000
     20                        0              8,500               8,500                 0                  170,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59-1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $170,000 = $8,500).

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008 OR IN NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 51, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.



                                                                                                         BENEFIT BASE ON
                                            LIFETIME INCOME                                                 CONTRACT
CONTRACT YEAR      PURCHASE PAYMENTS            AMOUNT          WITHDRAWAL TAKEN         BONUS            ANNIVERSARY
-------------      -----------------        ---------------     ----------------       --------          -----------------
 At issue          $  100,000                     N/A              $    0              $      0            $ 100,000(1)
    1                       0                     N/A                   0                 6,000(2)           106,000(3)
    2                       0                     N/A                   0                 6,000              112,000
    3                       0                     N/A                   0                 6,000              118,000
    4                       0                     N/A                   0                 6,000              124,000
    5                       0                     N/A                   0                 6,000              130,000
    6                       0                     N/A                   0                 6,000              136,000
    7                       0                     N/A                   0                 6,000              142,000
    8                       0                     N/A                   0                 6,000              148,000
    9                       0                     N/A                   0                 6,000              154,000
    10                      0                     N/A                   0                 6,000              160,000
    11                      0              $    8,000(4)            8,000                     0              160,000
    12                      0                   8,000               8,000                     0              160,000
    13                      0                   8,000               8,000                     0              160,000
    14                      0                   8,000               8,000                     0              160,000
    15                      0                   8,000               8,000                     0              160,000
    20                      0                   8,000               8,000                     0              160,000




(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59-1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000).



EXAMPLE 1b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.




                                                        LIFETIME INCOME                       BENEFIT BASE ON       LIFETIME INCOME
                                  BENEFIT BASE AFTER     AMOUNT AFTER                             CONTRACT        AMOUNT ON CONTRACT
CONTRACT YEAR  PURCHASE PAYMENTS   PURCHASE PAYMENT    PURCHASE PAYMENT  WITHDRAWAL TAKEN        ANNIVERSARY          ANNIVERSARY
-------------  -----------------  -----------------    ---------------   ----------------  --------------------   ------------------
  At issue      $    100,000      $  100,000           $  5,000                  -            $  100,000            $  5,000
      1               10,000(1)      110,000(1)           5,500(1)        $  5,500               110,000               5,500
      2               10,000(2)      114,500(2)           5,725(2)           5,725               114,500               5,725




(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500) The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59-1/2, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.



                                                                                           HYPOTHETICAL
                                              LIFETIME INCOME                            CONTRACT VALUE ON
                           PURCHASE           AMOUNT AFTER                              CONTRACT ANNIVERSARY      BENEFIT BASE ON
  CONTRACT YEAR            PAYMENTS         PURCHASE PAYMENT       WITHDRAWAL TAKEN     PRIOR TO RIDER FEE     CONTRACT ANNIVERSARY
-------------------       ---------         ------------------     ----------------     --------------------   --------------------
       At issue           $ 100,000                  --                      --                     --            $    100,000
          1                       0           $   5,000              $    5,000             $  102,000                 102,000(1)
          2                       0               5,100(1)                5,100(1)             103,514                 103,514
          3                       0               5,176                   5,176                105,020                 105,020
          4                       0               5,251                   5,251                 94,013(2)              105,020(2)
          5                       0               5,251                   5,251                 78,793                 105,020




(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).



(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.



EXAMPLE 1d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                LIFETIME INCOME
                 AMOUNT BEFORE       PURCHASE                            HYPOTHETICAL CONTRACT                      LIFETIME INCOME
CONTRACT YEAR     TRANSACTION        PAYMENTS       WITHDRAWAL TAKEN             VALUE             BENEFIT BASE          AMOUNT
-------------   ---------------    -----------      ----------------     ---------------------     ------------     ----------------
  At issue               --        $  100,000                 --              $   100,000          $  100,000             $ 5,000
      1             $ 5,000                 0         $   10,000(1)                85,000              85,000(1)            4,250(1)
      2               4,250            10,000(2)               0                   93,500              95,000(2)            4,750(2)
     12               4,750                 0                  0                  120,000             120,000               6,000
     13               6,000            10,000(3)               0                  130,000             130,000(3)            6,500(3)
     14               6,500                 0              6,500                  123,500             130,000               6,500
     15               6,500            10,000(4)               0                  130,000             133,500(4)            6,675(4)
     16               6,675                 0                  0                  125,000             133,500               6,675




(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 5% of the new Benefit Base (.05 x $85,000 = $4,250).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .05 x $95,000 = $4,750.



(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.



(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLES 2a, 2b, 2c AND 2d ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 2a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS.



CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49-1/2, no additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.



                                                                                                 BENEFIT BASE ON CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS    LIFETIME INCOME AMOUNT      WITHDRAWAL TAKEN     BONUS             ANNIVERSARY
-------------   ----------------     ----------------------      ----------------    -------     -------------------------
  At issue          $ 100,000                     N/A                 $      0       $      0            $  100,000(1)
     1                      0                     N/A                        0          7,000(2)            107,000(3)
     2                      0                     N/A                        0          7,000               114,000
     3                      0                     N/A                        0          7,000               121,000
     4                      0                     N/A                        0          7,000               128,000
     5                      0                     N/A                        0          7,000               135,000
     6                      0                     N/A                        0          7,000               142,000
     7                      0                     N/A                        0          7,000               149,000
     8                      0                     N/A                        0          7,000               156,000
     9                      0                     N/A                        0          7,000               163,000
     10                     0                     N/A                        0          7,000               170,000
     11                     0                $  8,075(4)                 8,075              0               170,000
     12                     0                   8,075                    8,075              0               170,000
     13                     0                   8,075                    8,075              0               170,000
     14                     0                   8,075                    8,075              0               170,000
     15                     0                   8,075                    8,075              0               170,000
     20                     0                   8,075                    8,075              0               170,000




(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59-1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $170,000 = $8,075)



CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.



                                                                                            BENEFIT BASE ON
CONTRACT YEAR  PURCHASE PAYMENTS  LIFETIME INCOME AMOUNT   WITHDRAWAL TAKEN     BONUS     CONTRACT ANNIVERSARY
-------------  -----------------  ----------------------   ----------------   ---------   --------------------
   At issue      $  100,000                   N/A                $  0         $       0      $   100,000(1)
        1                 0                   N/A                   0             6,000(2)       106,000(3)
        2                 0                   N/A                   0             6,000          112,000
        3                 0                   N/A                   0             6,000          118,000
        4                 0                   N/A                   0             6,000          124,000
        5                 0                   N/A                   0             6,000          130,000
        6                 0                   N/A                   0             6,000          136,000
        7                 0                   N/A                   0             6,000          142,000
        8                 0                   N/A                   0             6,000          148,000
        9                 0                   N/A                   0             6,000          154,000
       10                 0                   N/A                   0             6,000          160,000
       11                 0            $    7,600(4)            7,600                 0          160,000
       12                 0                 7,600               7,600                 0          160,000
       13                 0                 7,600               7,600                 0          160,000
       14                 0                 7,600               7,600                 0          160,000
       15                 0                 7,600               7,600                 0          160,000
       20                 0                 7,600               7,600                 0          160,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59-1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $160,000 = $7,600).



EXAMPLE 2b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at youngest Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                                                                                     LIFETIME INCOME
                                                        LIFETIME INCOME                          BENEFIT BASE ON         AMOUNT ON
 CONTRACT                        BENEFIT BASE AFTER      AMOUNT AFTER                                CONTRACT           CONTRACT
   YEAR      PURCHASE PAYMENTS    PURCHASE PAYMENT     PURCHASE PAYMENT    WITHDRAWAL TAKEN        ANNIVERSARY         ANNIVERSARY
----------   ----------------    -----------------    ------------------   ----------------    --------------------  ---------------
 At issue      $  100,000         $  100,000            $ 4,750                   --            $  100,000           $  5,000
     1             10,000(1)         110,000(1)           5,225(1)          $  5,225               110,000              5,225
     2             10,000(2)         114,775(2)           5,452(2)             5,452               114,775              5,452



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).



EXAMPLE 2c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59-1/2 of the youngest Covered Person, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base Steps-up at the end of Contract Years 1, 2 and 3.



                                                                                      HYPOTHETICAL
                                                                                    CONTRACT VALUE ON
                                           LIFETIME INCOME                              CONTRACT
                                            AMOUNT AFTER                               ANNIVERSARY         BENEFIT BASE ON
CONTRACT YEAR        PURCHASE PAYMENTS    PURCHASE PAYMENT     WITHDRAWAL TAKEN    PRIOR TO RIDER FEE   CONTRACT ANNIVERSARY
-------------        -----------------    ----------------     ----------------    -------------------  --------------------
   At issue              $ 100,000                   --                    --                  --         $        100,000
      1                          0          $     4,750          $      4,750       $     102,250                  102,250
      2                          0                4,857(1)              4,857(1)          104,025                  104,025(1)
      3                          0                4,941                 4,941             105,800                  105,800
      4                          0                5,026                 5,026              94,977(2)               105,800(2)
      5                          0                5,026                 5,026              79,882                  105,800



(1) At the end of Contract Year 1, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).



(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.

EXAMPLE 2d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Payments in years 2, 13 and 15, an excess withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                    LIFETIME INCOME                                            HYPOTHETICAL
                     AMOUNT BEFORE        PURCHASE                               CONTRACT                           LIFETIME INCOME
CONTRACT MONTH       TRANSACTION          PAYMENTS      WITHDRAWAL TAKEN          VALUE           BENEFIT BASE          AMOUNT
--------------      --------------       ---------      ----------------       ------------       ------------      ----------------
At issue                   --            $ 100,000                --            $  100,000         $  100,000           $  4,750
    1                 $ 4,750                    0        $   10,000(1)             85,000             85,000(1)           4,038(1)
    2                   4,038               10,000(2)              0                93,500             95,000(2)           4,513(2)
   12                   4,513                    0                 0               120,000            120,000              5,700
   13                   5,700               10,000(3)              0               130,000            130,000(3)           6,175(3)
   14                   6,175                    0             6,175               123,825            130,000              6,175
   15                   6,175               10,000(4)              0               130,000            133,825(4)           6,357(4)
   16                   6,357                    0                 0               125,000             133,82(5)           6,357



(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 4.75% of the new Benefit Base (.0475 x $85,000 = $4,038).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .0475 x $95,000 = $4,513.



(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.



(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x $133,825 =
      $6,357.



EXAMPLES 3a, 3b AND 3c ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS OPTIONAL BENEFIT RIDER.



EXAMPLE 3a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 20 Contract Years and there are no Step-ups.



                                                                                          GUARANTEED WITHDRAWAL
                                      GUARANTEED WITHDRAWAL                                BALANCE ON CONTRACT
CONTRACT YEAR     PURCHASE PAYMENTS         AMOUNT            WITHDRAWAL TAKEN    BONUS        ANNIVERSARY
-------------     -----------------   ---------------------   ----------------    -----   ----------------------
    At issue        $   100,000                  --                   --            --         $    100,000(1)
       1                      0           $   5,000(1)          $  5,000          $  0(2)            95,000
       2                      0               5,000                5,000(2)          0               90,000(3)
       3                      0               5,000                5,000             0               85,000
       4                      0               5,000                5,000             0               80,000
       5                      0               5,000                5,000             0               75,000
       10                     0               5,000                5,000             0               50,000
       20                     0               5,000                5,000             0                    0(4)



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000).



(2) In this example, withdrawals each year equal the Guaranteed Withdrawal Amount. There is no Bonus in any year that a withdrawal is taken.



(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($95,000 - $5,000 = $90,000).



(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 20 years. At the end of 20 years, the Guaranteed Withdrawal Balance is zero and the Rider will terminate.

EXAMPLE 3b. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in Bonuses in those years) and there are no Step-ups.



                                      GUARANTEED WITHDRAWAL                                 GUARANTEED WITHDRAWAL
                                      AMOUNT AFTER PURCHASE                                  BENEFIT ON CONTRACT
CONTRACT YEAR     PURCHASE PAYMENTS         PAYMENT           WITHDRAWAL TAKEN     BONUS         ANNIVERSARY
-------------     -----------------   ---------------------   ----------------     -----    ----------------------
At issue            $  100,000                      --                 --              --        $   100,000
   1                         0              $    5,000          $       0         $ 5,000(1)         105,000(1)
   2                    10,000(B)                5,750(2)               0           5,500            120,500
   3                         0                   6,025              6,025(3)            0(4)         114,475(3)
   4                         0                   6,025                  0           5,500            119,975
   5                         0                   6,025                  0           5,500            125,475




(1) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The new Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 - $5,250).



(2) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $5,250, see footnote A above. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.05 x ($105,000 + $10,000) = $5,750) or (b) the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 5% of the Purchase Payment ($5,250 + (.05 x $10,000)) = $5,750).



(3) In this example there is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. Since this withdrawal does not exceed the Guaranteed Withdrawal Amount, the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).



(4)   No Bonus is payable in any year that a withdrawal is taken.



EXAMPLE 3c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, the Owner elects to Step-up the Guaranteed Withdrawal Balance at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).



                            GUARANTEED WITHDRAWAL                 HYPOTHETICAL CONTRACT VALUE              GUARANTEED WITHDRAWAL
CONTRACT       PURCHASE     AMOUNT AFTER PURCHASE    WITHDRAWAL     ON CONTRACT ANNIVERSARY                 BALANCE ON CONTRACT
  YEAR         PAYMENTS             PAYMENT             TAKEN             PRIOR TO FEE             BONUS          ANNIVERSARY
---------     ----------   ----------------------  -------------  ----------------------------    -------  -----------------------
 At issue     $ 100,000                --                  --                     --               --         $    100,000
    1                 0        $    5,000          $    5,000          $     102,000              $ 0               95,000
    2                 0             5,000               5,000                103,828                0               90,000
    3                 0             5,000               5,000                105,781(1)             0              105,781(1)
    4                 0             5,289(2)            5,289                 94,946                0              100,492
    5                 0             5,289              10,000(3)              79,898(3)             0               79,898(3)




(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289).



(3) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.05 x $79,898 = $3,995).

EXAMPLES 4a, 4b, 4c AND 4d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 4a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.



                                                                                                                     GUARANTEED
                                        GUARANTEED                                                               WITHDRAWAL BALANCE
                      PURCHASE          WITHDRAWAL       LIFETIME INCOME                                            ON CONTRACT
CONTRACT YEAR         PAYMENTS            AMOUNT             AMOUNT         WITHDRAWAL TAKEN        BONUS           ANNIVERSARY
-------------         --------            ------             ------         ----------------        -----           -----------
  At issue           $ 100,000                N/A                N/A             $   0            $     0            $  100,000(1)
      1                      0           $  5,000(1)             N/A                 0              5,000(2)            105,000(3)
      2                      0              5,250(3)             N/A                 0              5,000               110,000
      3                      0              5,500                N/A                 0              5,000               115,000
      4                      0              5,750                N/A                 0              5,000               120,000
      5                      0              6,000                N/A                 0              5,000               125,000
      6                      0              6,250                N/A                 0              5,000               130,000
      7                      0              6,500                N/A                 0              5,000               135,000
      8                      0              6,750                N/A                 0              5,000               140,000
      9                      0              7,000                N/A                 0              5,000               145,000
     10                      0              7,250                N/A                 0              5,000               150,000
     11                      0              7,500           $  7,500(4)          7,500                  0               142,500
     12                      0              7,500              7,500             7,500                  0               135,000
     13                      0              7,500              7,500             7,500                  0               127,500
     14                      0              7,500              7,500             7,500                  0               120,000
     15                      0              7,500              7,500             7,500                  0               112,500
     20                      0              7,500              7,500             7,500                  0                75,000
     25                      0              7,500              7,500             7,500                  0                37,500
     30                      0              7,500              7,500             7,500                  0                     0
     31+                     0                  0              7,500             7,500                  0                     0




(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).



(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 = $5,250).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59-1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).



EXAMPLE 4b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                      LIFETIME INCOME                     BENEFIT BASE ON
                                  BENEFIT BASE AFTER    AMOUNT AFTER                         CONTRACT        LIFETIME INCOME AMOUNT
CONTRACT YEAR  PURCHASE PAYMENTS   PURCHASE PAYMENT   PURCHASE PAYMENT  WITHDRAWAL TAKEN    ANNIVERSARY      ON CONTRACT ANNIVERSARY
-------------  -----------------   ----------------   ----------------  ----------------    -----------      -----------------------
   At issue     $   100,000         $   100,000          $  5,000                   --         $  100,000                $   5,000
      1              10,000(1)          110,000(1)          5,500(1)           $ 5,500            104,500                    5,500
      2              10,000(2)          114,500(2)          5,725(2)             5,725            108,775                    5,725




(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 4c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.



                                                                                        HYPOTHETICAL
                                                     LIFETIME                         CONTRACT VALUE ON
                                   GUARANTEED         INCOME                              CONTRACT
                                   WITHDRAWAL      AMOUNT AFTER                       ANNIVERSARY PRIOR        GUARANTEED
                    PURCHASE      AMOUNT AFTER       PURCHASE                                TO           WITHDRAWAL BALANCE ON
 CONTRACT YEAR      PAYMENTS    PURCHASE PAYMENT     PAYMENT      WITHDRAWAL TAKEN        RIDER FEE       CONTRACT ANNIVERSARY
 -------------      --------    ----------------     -------      ----------------        ---------       --------------------
    At issue        $ 100,000             --              --               --                   --             $ 100,000
       1                    0       $  5,000         $ 5,000          $ 5,000            $ 102,000                95,000
       2                    0          5,000           5,000            5,000              103,828                90,000
       3                    0          5,000           5,000            5,000              105,781               105,781(1)
       4                    0          5,289(2)        5,289(2)         5,289               94,946                100,49(2)




(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $107,881 = $5,289).



EXAMPLE 4d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 2c, but with a withdrawal of $10,000 at the end of year 4.



                                                                                               HYPOTHETICAL
                                                                                           CONTRACT VALUE ON
                                    GUARANTEED      LIFETIME INCOME                             CONTRACT
                                    WITHDRAWAL       AMOUNT AFTER                          ANNIVERSARY PRIOR        GUARANTEED
                   PURCHASE        AMOUNT AFTER        PURCHASE                                    TO          WITHDRAWAL BALANCE ON
 CONTRACT YEAR     PAYMENTS      PURCHASE PAYMENT       PAYMENT        WITHDRAWAL TAKEN        RIDER FEE       CONTRACT ANNIVERSARY
--------------     --------      ----------------       -------        ----------------        ---------       --------------------
   At issue       $ 100,000                 --               --                    --                  --          $   100,000
      1                   0         $    5,000        $   5,000            $    5,000          $  102,000               95,000
      2                   0              5,000            5,000                 5,000             103,828               90,000
      3                   0              5,000            5,000                 5,000             105,781              105,781
      4                   0              5,289            5,289                10,000              90,235               90,235(1)
      5                   0              4,512(1)         4,512(1)              4,512              76,319               85,723




(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,289. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,235) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,781 - $10,000 = $95,781). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $90,235 = $4,512).

EXAMPLES 5a, 5b, 5c AND 5d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UPS OPTIONAL BENEFIT RIDER.



EXAMPLE 5a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.



                                                                                                                     GUARANTEED
                                        GUARANTEED                                                               WITHDRAWAL BALANCE
                      PURCHASE          WITHDRAWAL       LIFETIME INCOME                                            ON CONTRACT
CONTRACT YEAR         PAYMENTS            AMOUNT             AMOUNT         WITHDRAWAL TAKEN        BONUS           ANNIVERSARY
-------------         --------            ------             ------         ----------------        -----           -----------
  At issue           $ 100,000                N/A                N/A           $       0          $     0            $  100,000(1)
      1                      0          $   5,000(1)             N/A                   0            5,000(2)            105,000(3)
      2                      0              5,250(3)             N/A                   0            5,000               110,000
      3                      0              5,500                N/A                   0            5,000               115,000
      4                      0              5,750                N/A                   0            5,000               120,000
      5                      0              6,000                N/A                   0            5,000               125,000
      6                      0              6,250                N/A                   0            5,000               130,000
      7                      0              6,500                N/A                   0            5,000               135,000
      8                      0              6,750                N/A                   0            5,000               140,000
      9                      0              7,000                N/A                   0            5,000               145,000
     10                      0              7,250                N/A                   0            5,000               150,000
     11                      0              7,500          $   7,500(4)            7,500                0               142,500
     12                      0              7,500              7,500               7,500                0               135,000
     13                      0              7,500              7,500               7,500                0               127,500
     14                      0              7,500              7,500               7,500                0               120,000
     15                      0              7,500              7,500               7,500                0               112,500
     20                      0              7,500              7,500               7,500                0                75,000
     25                      0              7,500              7,500               7,500                0                37,500
     30                      0              7,500              7,500               7,500                0                     0
     31+                     0                  0              7,500               7,500                0                     0




(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount , the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).



(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59-1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).



EXAMPLE 5b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up



                                       BENEFIT BASE      LIFETIME INCOME                      BENEFIT BASE ON     LIFETIME INCOME
                      PURCHASE             AFTER          AMOUNT AFTER                            CONTRACT       AMOUNT ON CONTRACT
CONTRACT YEAR         PAYMENTS       PURCHASE PAYMENT   PURCHASE PAYMENT   WITHDRAWAL TAKEN     ANNIVERSARY         ANNIVERSARY
-------------         --------       ----------------   ----------------   ----------------     -----------         -----------
  At issue            $ 100,000         $  100,000          $  5,000                            $  100,000             $   5,000
      1                  10,000(1)         110,000(1)          5,500(1)            $ 5,500         104,500                 5,500
      2                  10,000(2)         114,500(2)          5,725(2)              5,725         108,775                 5,725




(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 5c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Years 1, 2 and 3,



                                                                                             HYPOTHETICAL
                                                                                          CONTRACT VALUE ON
                                   GUARANTEED      LIFETIME INCOME                             CONTRACT
                                   WITHDRAWAL       AMOUNT AFTER                          ANNIVERSARY PRIOR        GUARANTEED
                  PURCHASE        AMOUNT AFTER        PURCHASE                                    TO          WITHDRAWAL BALANCE ON
 CONTRACT YEAR    PAYMENTS      PURCHASE PAYMENT       PAYMENT        WITHDRAWAL TAKEN        RIDER FEE       CONTRACT ANNIVERSARY
 -------------    --------      ----------------       -------        ----------------        ---------       --------------------
    At issue      $100,000               --               --                 --                  --            $   100,000
       1                 0            5,000            5,000              5,000             102,000                102,000(1)
       2                 0            5,100(2)         5,100              5,100             103,514                103,514
       3                 0            5,176            5,176              5,176             105,020                105,020
       4                 0            5,251            5,251              5,251              94,012                 99,769




(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Guaranteed Withdrawal Balance ($10,000 - $5,000 = $95,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $102,000.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $102,000 = $5,100).



EXAMPLE 5d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 3c, but with a withdrawal of $10,000 at the end of year 4.



                                                                                             HYPOTHETICAL
                                                                                          CONTRACT VALUE ON
                                   GUARANTEED      LIFETIME INCOME                             CONTRACT
                                   WITHDRAWAL       AMOUNT AFTER                          ANNIVERSARY PRIOR         GUARANTEED
                    PURCHASE      AMOUNT AFTER        PURCHASE                                    TO          WITHDRAWAL BALANCE ON
 CONTRACT YEAR      PAYMENTS    PURCHASE PAYMENT       PAYMENT        WITHDRAWAL TAKEN        RIDER FEE        CONTRACT ANNIVERSARY
 -------------      --------    ----------------       -------        ----------------        ---------        --------------------
    At issue       $ 100,000              --               --                    --                  --            $    100,000
       1                   0       $   5,000        $   5,000              $  5,000          $  102,000                 102,000
       2                   0           5,100            5,100                 5,100             103,514                 103,514
       3                   0           5,176            5,176                 5,176             105,020                 105,020
       4                   0           5,251            5,251                10,000              89,263                  89,263(1)
       5                   0           4,463(1)         4,463(1)              4,463              75,307                  84,800




(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,263) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020 - $10,000 = $95,020). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,263 = $4,463).

EXAMPLES 6a, 6b, 6c AND 6d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION OPTIONAL BENEFIT RIDER.



EXAMPLE 6A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at age 55 of oldest Covered Person, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and either of the Covered Persons survives at least 31 years from issue.



                                                                                                                     GUARANTEED
                                        GUARANTEED                                                               WITHDRAWAL BALANCE
                      PURCHASE          WITHDRAWAL       LIFETIME INCOME                                            ON CONTRACT
 CONTRACT YEAR        PAYMENTS            AMOUNT             AMOUNT         WITHDRAWAL TAKEN        BONUS           ANNIVERSARY
---------------       --------            ------             ------         ----------------        -----           -----------
     At issue        $ 100,000               N/A                N/A            $      0           $     0            $  100,000(1)
         1                   0          $  5,000(1)             N/A                   0             5,000(2)            105,000(3)
         2                   0             5,250(3)             N/A                   0             5,000               110,000
         3                   0             5,500                N/A                   0             5,000               115,000
         4                   0             5,750                N/A                   0             5,000               120,000
         5                   0             6,000                N/A                   0             5,000               125,000
         6                   0             6,250                N/A                   0             5,000               130,000
         7                   0             6,500                N/A                   0             5,000               135,000
         8                   0             6,750                N/A                   0             5,000               140,000
         9                   0             7,000                N/A                   0             5,000               145,000
        10                   0             7,250                N/A                   0             5,000               150,000
        11                   0             7,500           $  7,500(4)            7,500                 0               142,500
        12                   0             7,500              7,500               7,500                 0               135,000
        13                   0             7,500              7,500               7,500                 0               127,500
        14                   0             7,500              7,500               7,500                 0               120,000
        15                   0             7,500              7,500               7,500                 0               112,500
        20                   0             7,500              7,500               7,500                 0                75,000
        25                   0             7,500              7,500               7,500                 0                37,500
        30                   0             7,500              7,500               7,500                 0                     0
        31+                  0                 0              7,500               7,500                 0                     0



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).



(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59-1/2 (oldest Covered Person for Principal Plus for Life - Spousal Protection Rider). The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 6b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at age 65 of oldest Covered Person, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                        BENEFIT BASE      LIFETIME INCOME                      BENEFIT BASE ON     LIFETIME INCOME
                        PURCHASE            AFTER          AMOUNT AFTER                            CONTRACT       AMOUNT ON CONTRACT
 CONTRACT YEAR          PAYMENTS      PURCHASE PAYMENT   PURCHASE PAYMENT   WITHDRAWAL TAKEN     ANNIVERSARY         ANNIVERSARY
 -------------          --------      ----------------   ----------------   ----------------     -----------         -----------
   At issue            $ 100,000        $   100,000          $   5,000                    --         $ 100,000            $    5,000
       1                  10,000(1)         110,000(1)           5,500(1)          $   5,500           104,500                 5,500
       2                  10,000(2)         114,500(2)           5,725(2)              5,725           108,775                 5,725




(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).



EXAMPLE 6c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at the oldest Covered Person's age 65, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.



                                                                                              HYPOTHETICAL
                                                                                           CONTRACT VALUE ON
                                    GUARANTEED      LIFETIME INCOME                             CONTRACT
                                    WITHDRAWAL       AMOUNT AFTER                          ANNIVERSARY PRIOR        GUARANTEED
                    PURCHASE       AMOUNT AFTER        PURCHASE                                    TO          WITHDRAWAL BALANCE ON
 CONTRACT YEAR      PAYMENTS     PURCHASE PAYMENT       PAYMENT        WITHDRAWAL TAKEN        RIDER FEE       CONTRACT ANNIVERSARY
 -------------      --------     ----------------       -------        ----------------        ---------       --------------------
    At issue       $ 100,000                --               --                  --                    --           $    100,000
       1                   0         $   5,000        $   5,000           $   5,000          $    102,000                 95,000
       2                   0             5,000            5,000               5,000               103,560                 90,000
       3                   0             5,000            5,000               5,000               105,240(1)             105,240(1)
       4                   0             5,262(2)         5,262(2)            5,262                94,245                 99,978




(1) At the end of Contract Year 3, the Contract Value in this example, $105,240 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,240.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,240 = $5,262). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,240 = $5,262).



EXAMPLE 6d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 4c, but with a withdrawal of $10,000 at the end of year 4.



                                                                                             HYPOTHETICAL
                                                                                          CONTRACT VALUE ON
                                   GUARANTEED      LIFETIME INCOME                             CONTRACT
                                   WITHDRAWAL       AMOUNT AFTER                          ANNIVERSARY PRIOR        GUARANTEED
                  PURCHASE        AMOUNT AFTER        PURCHASE                                    TO          WITHDRAWAL BALANCE ON
 CONTRACT YEAR    PAYMENTS      PURCHASE PAYMENT       PAYMENT        WITHDRAWAL TAKEN        RIDER FEE       CONTRACT ANNIVERSARY
 -------------    --------      ----------------       -------        ----------------        ---------       --------------------
    At issue     $ 100,000                --                 --                  --                  --            $   100,000
       1                 0       $     5,000       $      5,000          $    5,000         $   102,000                 95,000
       2                 0             5,000              5,000               5,000             103,560                 90,000
       3                 0             5,000              5,000               5,000             105,240                105,240
       4                 0             5,262              5,262              10,000              89,507                 89,507(1)
       5                 0             4,475(1)           4,475(1)            4,475              75,465                  85,03(1)




(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,262. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,507) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,240 - $10,000 = $95,240). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,507 = $4,475).

             APPENDIX E:Optional Guaranteed Minimum Income Benefit


This Appendix provides a general description of the optional guaranteed minimum income benefit Rider that may have been available at the time you purchased a Venture Vantage(R) Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDER APPLICABLE TO YOUR CONTRACT. You should also carefully review the "Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.


The optional guaranteed retirement income benefit guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the guaranteed retirement income benefit Rider. If the guaranteed retirement income benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by guaranteed retirement income benefit, we will pay the monthly annuity payments available under the Contract. The guaranteed retirement income benefit Rider was available only at Contract issue. The Rider is irrevocable and may only be terminated as described below.


AVAILABILITY OF GUARANTEED RETIREMENT INCOME PROGRAM II. Guaranteed Retirement Income Program II was available for Contracts issued on or after January 29, 2001 to December 30, 2002 (beginning and end dates may vary by state).

EXERCISE OF GUARANTEED RETIREMENT INCOME PROGRAM. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

      - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary, and

      - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

INCOME BASE. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE

The Growth Factor Income Base is equal to (a) less (b), where:

      - is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each Purchase Payment is allocated to the Contract; and

      - is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME PROGRAM II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options").

Life Annuity with a 10-Year Period Certain.

Joint and Survivor Life Annuity with a 20-Year Period Certain - (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

GUARANTEED RETIREMENT INCOME PROGRAM FEE. The risk assumed by us associated with the Guaranteed Retirement Income Program is that annuity benefits payable under the Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

                                                         ANNUAL FEE
GUARANTEED RETIREMENT INCOME PROGRAM II                  0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

TERMINATION OF GUARANTEED RETIREMENT INCOME PROGRAM. The Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

      - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

      -     the termination of the Contract for any reason; or

      -     the exercise of the Guaranteed Retirement Income Program benefit.

QUALIFIED PLANS. The use of the Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Program.

Hence, you should consider that since (a) the Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which the Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as the Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

           APPENDIX F: Additional Availability of Guaranteed Minimum
                           Withdrawal Benefit Riders



Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders



This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:



      -     Income Plus for Life or Income Plus for Life - Joint Life; or



      - Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up.



FOR MORE INFORMATION REGARDING THE FEES AND FEATURES OF THESE RIDERS AND THE OTHER TOPICS DISCUSSED IN THIS APPENDIX, PLEASE SEE APPENDIX D: "OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS."



DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Yes, we impose several conditions:



      - Exchange of existing guaranteed minimum withdrawal benefit Rider - If you elect to purchase a new guaranteed minimum withdrawal benefit Rider for use with a previously issued Contract, your Contract must have a guaranteed minimum withdrawal benefit Rider in effect. We will terminate the existing guaranteed minimum withdrawal benefit Rider when you purchase a new guaranteed minimum withdrawal benefit Rider.



You may lose guaranteed lifetime income benefits, "accumulation benefits," "Bonuses," "Target Amount adjustments" and "Step-ups" under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new guaranteed minimum withdrawal benefit Rider.



      - No withdrawal charges in excess of $500 - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $500. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $500 or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new guaranteed minimum withdrawal benefit Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.



You should review the annuity prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.



      - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new guaranteed minimum withdrawal benefit Rider in one or more of the Investment Options we make available for that Rider. Your existing guaranteed minimum withdrawal benefit Rider may permit you to invest in Investment Options that are not available under a new guaranteed minimum withdrawal benefit Rider. If you choose to purchase a new guaranteed minimum withdrawal benefit Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new guaranteed minimum withdrawal benefit Rider before you can purchase the new Rider.



For more information regarding the currently available Investment Options for guaranteed minimum withdrawal benefit Riders, please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." You should consult with your registered representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new guaranteed minimum withdrawal benefit Rider is best suited for your financial needs and risk tolerance.



      - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new guaranteed minimum withdrawal benefit Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus for Life - Joint Life Rider.



      - Settlement Phase Restriction - Your Contract must not be in the "Settlement Phase" under an existing guaranteed minimum withdrawal benefit Rider for you to elect to purchase a new guaranteed minimum withdrawal benefit Rider. The "Settlement Phase" occurs only when your Contract Value declines to zero and your existing guaranteed minimum withdrawal benefit Rider still has guaranteed benefits.



      - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same type of guaranteed minimum withdrawal benefit Rider (i.e., Income Plus for Life for Income Plus for Life; Income Plus for Life - Joint Life for Income Plus for Life

            - Joint Life; Principal Plus for Life for Principal Plus for Life; or Principal Plus for Life Plus Automatic Annual Step-up for Principal Plus for Life Plus Automatic Annual Step-up) unless we agree otherwise.



      - State of Issue Restriction - You may purchase a guaranteed minimum withdrawal benefit Rider only if it is then available in the state where we issued your Contract. You can find out if an optional guaranteed minimum withdrawal benefit Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078. We may consent to make a new guaranteed minimum withdrawal benefit Rider available to you in other states.



      - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any guaranteed minimum withdrawal benefit Rider at any time. We also reserve the right to refuse to issue any new guaranteed minimum withdrawal benefit Rider at our sole discretion.



Before you purchase a new guaranteed minimum withdrawal benefit Rider:



      - compare the fees, benefits and restrictions of any existing guaranteed minimum withdrawal benefit Rider to your Contract with the fees, benefits and restrictions of the new Rider; and



      - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.



WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



We provide a thirty day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $500 or less at that time) for you to elect a new guaranteed minimum withdrawal benefit Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new guaranteed minimum withdrawal benefit Rider.



We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a guaranteed minimum withdrawal benefit Rider following the death of an Owner in exchange for a then existing Rider. Under our current administrative procedures, you cannot exchange an existing guaranteed minimum withdrawal benefit Rider for a new Rider during the first Contract Year.



We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.



HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?



We charge you the annual Rider fee under your existing guaranteed minimum withdrawal benefit Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new guaranteed minimum withdrawal benefit Rider (i.e., the start of an Election Period). If you purchase a new guaranteed minimum withdrawal benefit Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).



The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:



                                INCOME     INCOME PLUS                    PRINCIPAL PLUS FOR
FEES DEDUCTED FROM             PLUS FOR     FOR LIFE -     PRINCIPAL      LIFE PLUS AUTOMATIC
CONTRACT VALUE (1)               LIFE      JOINT LIFE    PLUS FOR LIFE      ANNUAL STEP-UP
Maximum Fee (2)                 1.20%         1.20%          0.75%              1.20%
Current Fee                     0.60%         0.60%          0.40%              0.60%




(1) Fees are shown as a percentage of the "Adjusted Benefit Base" for Income Plus for Life and Income Plus for Life - Joint Life and as a percentage of the "Adjusted Guaranteed Withdrawal Balance" for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up.



(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-up of the "Benefit Base" (Income Plus for Life or Income Plus for Life - Joint Life) or "Guaranteed Withdrawal Balance" (Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up) to equal the Contract Value.



WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our guaranteed minimum withdrawal benefit Riders, however, if your withdrawals exceed the annual amount permitted under that Rider.

Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction (i.e., a "Reset") may be more or less than the amount you can withdraw without a Reset under your existing guaranteed minimum withdrawal benefit Rider.



The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing minimum guaranteed benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:



      INITIAL ANNUAL          INCOME      INCOME PLUS                    PRINCIPAL PLUS FOR
     GUARANTEE ON NEW         PLUS FOR     FOR LIFE -      PRINCIPAL     LIFE PLUS AUTOMATIC
          RIDER                 LIFE       JOINT LIFE    PLUS FOR LIFE      ANNUAL STEP-UP
Guaranteed Withdrawal            Not           Not          5.0% of        5.0% of Contract
Amount (1)                   applicable    applicable    Contract Value         Value

Lifetime Income Amount (2)     5.0% of      4.75% of        5.0% of        5.0% of Contract
                              Contract      Contract     Contract Value         Value
                                Value         Value



(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. The maximum Guaranteed Withdrawal Amount for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000.



(2) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life
      - Joint Life) is at least 59-1/2 (62 for Contracts issued in New York) at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the annuity prospectus. The maximum Lifetime Income Amount for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Lifetime Income Amount for Income Plus for Life - Joint Life is $237,500.



We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider.



WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you purchase a guaranteed minimum withdrawal benefit Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider, and may be more or less than other benefits under your existing minimum guaranteed withdrawal benefit Rider:



      - Bonuses. If you qualify for the Lifetime Income Bonus applicable to Income Plus for Life or Income Plus for Life - Joint Life, we will increase the Benefit Base by 7% (6% in New York) of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Benefit Base" under the new Rider) if we did not previously Step-up the Benefit Base and/or Lifetime Income Amount. Each time you qualify for the Bonus applicable to Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up, we will increase the Guaranteed Withdrawal Balance by 5% of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Guaranteed Withdrawal Balance" under the new Rider) if we did not previously Step-up or Reset the Guaranteed Withdrawal Balance. Target Amount Adjustment (Income Plus for Life, Income Plus for Life
            - Joint Life). We establish the "Target Date" for the "Target Amount" adjustment described in the annuity prospectus as the later of the end of the first 10 Contract Years following your purchase of the new Rider or the Contract Anniversary on or next following the date the Covered Person (the younger Covered Person, in the case of Income Plus for Life - Joint Life) attains age 69. The Target Amount is 200% of the initial Benefit Base for the new Rider. We will increase the Target Amount by 200% of all Additional Purchase Payments you make in the first Contract Year following your purchase of the new Rider, and by 100% of all subsequent Additional Purchase Payments you make, subject to our Purchase Payment limits, until the applicable Target Date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million. You must take no withdrawals under your Contract after you purchase the Rider until the applicable Target Date to receive a Target Amount adjustment to the Benefit Base.



Impact of Purchase Payments



Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider.

WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?



Effect of withdrawals



We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life or an Income Plus for Life - Joint Life Rider, we will reduce the death benefit on a dollar for dollar basis if you limit your annual withdrawals (including applicable withdrawal charges, if any) to the Lifetime Income Amount for that Rider. If you take annual withdrawals in excess of that amount, we will deduct the entire amount of that withdrawal on either a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal) or on a dollar-for-dollar basis, based upon your Contractual death benefit. We reduce the death benefit on a pro rata basis under Contracts with a Principal Plus for Life or a Principal Plus for Life Plus Automatic Annual Step-up Rider.



Continuation of Contract after death benefits become payable



Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).



CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider ends:



      - (Income Plus for Life) if the deceased Owner is the Covered Person under the Rider.



      - (Income Plus for Life - Joint Life) if the deceased Owner is the last Covered Person under the Rider, or the only remaining Covered Person, under the Rider.



      - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is the Covered Person; and (b) with respect to the Guaranteed Withdrawal Amount, if there is no remaining death benefit or Guaranteed Withdrawal Balance.



CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider may continue:



      - (Income Plus for Life) if the deceased Owner is not the Covered Person under the Rider. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonus amounts and Step-Ups if the Beneficiary is a non-spousal Beneficiary.



      - (Income Plus for Life - Joint Life) only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased "Owner" and a tax qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups).



      - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is not the Covered Person under the Rider; and
            (b) with respect to the Guaranteed Withdrawal Amount, if the Guaranteed Withdrawal Amount, the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonuses and Step-ups (other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit) if the Beneficiary is a non-spousal Beneficiary.



If death occurs during a Rider's "Settlement Phase," however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal rider.

                 APPENDIX U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.


We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).


The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:

      -     Venture Vantage(R) Contracts with no optional benefit Riders;

      - Venture Vantage(R) Contracts with the Annual Step Death Benefit optional benefit Rider;

      - Venture Vantage(R) Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;

      - Venture Vantage(R) Contracts with the Annual Step Death Benefit optional benefit Rider and the Guaranteed Earnings

              Multiplier optional benefit Rider.


Please note that fees for the Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, Income Plus for Life, Income Plus for Life - Joint Life and Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Vantage Prior

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

               ACCUMULATION UNIT VALUES- VANTAGE VARIABLE ANNUITY

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
500 INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   16.175948 14.277653 13.926756 12.859412 10.222295 12.500000        --        --        --        --
   Value at End of Year     16.678627 16.175948 14.277653 13.926756 12.859412 10.222295        --        --        --        --
   No. of Units               531,854   574,688   694,681   740,284   616,291   411,632        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   16.138539 14.251751 13.908408 12.848905 10.219044 12.500000        --        --        --        --
   Value at End of Year     16.631701 16.138539 14.251751 13.908408 12.848905 10.219044        --        --        --        --
   No. of Units               410,538   480,246   601,264   766,823   630,294   668,650        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   16.026755 14.174210 13.853451 12.817386 10.209272 12.500000        --        --        --        --
   Value at End of Year     16.491604 16.026755 14.174210 13.853451 12.817386 10.209272        --        --        --        --
   No. of Units                75,383   102,448   107,999   130,106    62,241     4,654        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   15.989712 14.148502 13.835215 12.806932 10.206033 12.500000        --        --        --        --
   Value at End of Year     16.445220 15.989712 14.148502 13.835215 12.806932 10.206033        --        --        --        --
   No. of Units                93,769   114,312   127,114   169,743   146,674   129,388        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   18.526474 16.417697 16.078200 14.905604 12.500000        --        --        --        --        --
   Value at End of Year     19.025524 18.526474 16.417697 16.078200 14.905604        --        --        --        --        --
   No. of Units                 4,608     4,666     4,602     4,402       580        --        --        --        --        --

500 INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Contracts with no Optional Benefits
   Value at Start of Year   11.742133 10.346510 10.075717  9.281273  7.363756  9.653637 11.189592 12.500000        --        --
   Value at End of Year     12.127151 11.742133 10.346510 10.075717  9.281273  7.363756  9.653637 11.189592        --        --
   No. of Units             2,092,224 2,557,276 3,030,689 3,719,701 4,066,725 3,415,567 3,091,176 1,351,791        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   12.679857 11.178350 10.891210 10.037495  7.967712 10.450629 12.500000        --        --        --
   Value at End of Year     13.089039 12.679857 11.178350 10.891210 10.037495  7.967712 10.450629        --        --        --
   No. of Units               837,104 1,020,996 1,425,102 1,782,811 1,867,019 1,937,018   709,497        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   11.941431 10.543123 10.287669  9.495529  7.548807 9.916084  11.516966 12.500000        --        --
   Value at End of Year     12.308201 11.941431 10.543123 10.287669  9.495529 7.548807   9.916084 11.516966        --        --
   No. of Units               153,658   181,845   228,511   292,495   350,601  437,656    491,831   141,045        --        --

No. of Units
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   12.530626 11.068839 10.806052  9.978994  7.937110 10.431377 12.500000        --        --        --
   Value at End of Year     12.909004 12.530626 11.068839 10.806052  9.978994  7.937110 10.431377        --        --        --
   No. of Units               465,696   538,272   637,425   694,611   722,266   645,400   514,816        --        --        --

ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year   12.882348 12.554757 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.162595 12.882348 12.554757        --        --        --        --        --        --        --
   No. of Units             3,582,555 3,822,207 4,077,336        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   12.871603 12.550538 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.145010 12.871603 12.550538        --        --        --        --        --        --        --
   No. of Units               266,006   257,852   320,832        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   12.839427 12.537911 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.092383 12.839427 12.537911        --        --        --        --        --        --        --
   No. of Units             2,004,259 2,117,845 2,172,988        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   12.828710 12.533697 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.074878 12.828710 12.533697        --        --        --        --        --        --        --
   No. of Units                43,265    41,509    47,915        --        --        --        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   12.796649 12.521083 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.022555 12.796649 12.521083        --        --        --        --        --        --        --
   No. of Units               181,512   197,613   197,934        --        --        --        --        --        --        --

ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year   12.921482 12.567676 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.236477 12.921482 12.567676        --        --        --        --        --        --        --
   No. of Units             1,108,730 1,385,634 1,726,598        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   12.910707 12.563464 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.218798 12.910707 12.563464        --        --        --        --        --        --        --
   No. of Units               371,776   433,617   567,347        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   12.878444 12.550821 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.165897 12.878444 12.550821        --        --        --        --        --        --        --
   No. of Units               104,493   152,955   193,331        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   12.867700 12.546601 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.148302 12.867700 12.546601        --        --        --        --        --        --        --
   No. of Units               441,996        --   320,822        --        --        --        --        --        --        --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 12.576189  9.562387 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.522326 12.576189  9.562387        --        --        --        --
   No. of Units                    --        --        --   275,441   264,794   198,982        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year          --        --        -- 12.565898  9.559332 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.504490 12.565898  9.559332        --        --        --        --
   No. of Units                    --        --        --   275,196   311,375   258,493        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year          --        --        -- 12.535104  9.550203 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.451149 12.535104  9.550203        --        --        --        --
   No. of Units                    --        --        --    29,897    15,062     3,529        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year          --        --        -- 12.524851  9.547160 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.433415 12.524851  9.547160        --        --        --        --
   No. of Units                    --        --        --    77,883    90,519   184,125        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year          --        --        -- 15.707903 12.500000        --        --        --        --        --
   Value at End of Year            --        --        -- 16.822036 15.707903        --        --        --        --        --
   No. of Units                    --        --        --     3,763     5,209        --        --        --        --        --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 11.223852  8.514850 11.525066 15.815609 15.594503 11.910371 11.595531
   Value at End of Year            --        --        -- 12.074266 11.223852  8.514850 11.525066 15.815609 15.594503 11.910371
   No. of Units                    --        --        -- 2,851,331 3,726,585 4,191,450 5,299,655 6,158,356 1,500,020   318,767

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year          --        --        --  8.776337  6.661388  9.020870 12.500000        --        --        --
   Value at End of Year            --        --        --  9.436575  8.776337  6.661388  9.020870        --        --        --
   No. of Units                    --        --        --   825,482   976,747   932,953   524,872        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year          --        --        --  7.888253  5.996302  8.132426 11.182499 12.500000        --        --
   Value at End of Year            --        --        --  8.468944  7.888253  5.996302  8.132426 11.182499        --        --
   No. of Units                    --        --        --   695,275   762,087   921,850 1,236,461   929,491        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year          --        --        --  8.725152  6.635785  9.004226 12.500000        --        --        --
   Value at End of Year            --        --        --  9.362737  8.725152  6.635785  9.004226        --        --        --
   No. of Units                    --        --        --   372,809   458,624   501,204   383,969        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   18.805010 16.672955 15.550032 13.608578 10.529703 12.500000        --        --        --        --
   Value at End of Year     18.961183 18.805010 16.672955 15.550032 13.608578 10.529703        --        --        --        --
   No. of Units                60,740   105,112    76,393    79,436    66,706    39,486        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   18.761473 16.642648 15.529505 13.597435 10.526345 12.500000        --        --        --        --
   Value at End of Year     18.907779 18.761473 16.642648 15.529505 13.597435 10.526345        --        --        --        --
   No. of Units                61,542    65,451    77,751    83,424    68,986    50,763        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   18.631621 16.552193 15.468201 13.564126 10.516293 12.500000        --        --        --        --
   Value at End of Year     18.748605 18.631621 16.552193 15.468201 13.564126 10.516293        --        --        --        --
   No. of Units                10,393    12,115     8,258    12,986     3,187     2,118        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   18.588503 16.522127 15.447811 13.553036 10.512943 12.500000        --        --        --        --
   Value at End of Year     18.695822 18.588503 16.522127 15.447811 13.553036 10.512943        --        --        --        --
   No. of Units                28,991    22,524    24,601    29,952    31,067    21,065        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   20.800772 18.516150 17.338072 15.234341 12.500000        --        --        --        --        --
   Value at End of Year     20.889320 20.800772 18.516150 17.338072 15.234341        --        --        --        --        --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   14.845721 13.139231 12.233154 10.680699  8.246174 11.201832 14.469646 20.209678 14.959659 12.257373
   Value at End of Year     15.005589 14.845721 13.139231 12.233154 10.680699  8.246174 11.201832 14.469646 20.209678 14.959659
   No. of Units             1,415,413 1,885,107 2,388,011 2,992,929 3,740,942 4,509,265 6,084,620 8,064,386 4,080,687   995,527

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   12.114225 10.727059  9.992305  8.728600  6.742395  9.163627 12.500000        --        --        --
   Value at End of Year     12.238522 12.114225 10.727059  9.992305  8.728600  6.742395  9.163627        --        --        --
   No. of Units               239,197   278,173   351,887   445,480   507,114   497,283   278,144        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year    9.214290  8.171404  7.623095  6.669038  5.159206  7.022468  9.089389 12.500000        --        --
   Value at End of Year      9.294794  9.214290  8.171404  7.623095  6.669038  5.159206  7.022468  9.089389        --        --
   No. of Units               221,527   248,525   357,247   448,664   529,677   612,227   951,066   633,621        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   11.971617 10.621951  9.914144  8.677696  6.716468  9.146718 12.500000        --        --        --
   Value at End of Year     12.070144 11.971617 10.621951  9.914144  8.677696  6.716468  9.146718        --        --        --
   No. of Units               112,002   127,722   210,698   253,290   302,034   309,856   328,103        --        --        --

ALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   14.950596 14.281276 13.334269 12.736563 10.027750 12.500000        --        --        --        --
   Value at End of Year     16.460425 14.950596 14.281276 13.334269 12.736563 10.027750        --        --        --        --
   No. of Units               158,805   181,864   227,286   232,454   212,240   141,026        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   14.916013 14.255343 13.316695 12.726145 10.024552 12.500000        --        --        --        --
   Value at End of Year     16.414091 14.916013 14.255343 13.316695 12.726145 10.024552        --        --        --        --
   No. of Units               141,226   169,031   192,270   205,909   264,322   279,653        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   14.812723 14.177829 13.264097 12.694956 10.014973 12.500000        --        --        --        --
   Value at End of Year     16.275871 14.812723 14.177829 13.264097 12.694956 10.014973        --        --        --        --
   No. of Units                10,879    16,038    16,472    20,875    11,164     2,545        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   14.778427 14.152059 13.246589 12.684574 10.011782 12.500000        --        --        --        --
   Value at End of Year     16.230017 14.778427 14.152059 13.246589 12.684574 10.011782        --        --        --        --
   No. of Units                37,246    47,624    57,501    63,680    68,487    48,487        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   17.372282 16.660883 15.618245 14.978110 12.500000        --        --        --        --        --
   Value at End of Year     19.049908 17.372282 16.660883 15.618245 14.978110        --        --        --        --        --
   No. of Units                 1,589     1,820     2,078     2,291     3,540        --        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
ALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   16.129452 15.370161 14.321899 13.655434 10.730980 14.417921 19.211930 21.871173 15.351927 12.153015
   Value at End of Year     17.794418 16.129452 15.370161 14.321899 13.655434 10.730980 14.417921 19.211930 21.871173 15.351927
   No. of Units             1,761,636 2,194,454 2,647,052 3,496,415 4,204,121 5,232,727 7,107,575 8,283,310 3,396,125 1,055,512

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year    9.883757  9.423173  8.784877  8.380282  6.588842  8.857071 12.500000        --        --        --
   Value at End of Year     10.898530  9.883757  9.423173  8.784877  8.380282  6.588842  8.857071        --        --        --
   No. of Units               568,872   700,299   788,410   992,134 1,115,708 1,264,682   524,872        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year    8.585393  8.197559  7.653722  7.312204  5.757704  7.751463 10.349704 12.500000        --        --
   Value at End of Year      9.452597  8.585393  8.197559  7.653722  7.312204  5.757704  7.751463 10.349704        --        --
   No. of Units               521,080   598,547   733,648   931,986 1,171,903 1,345,602 1,973,351 1,211,311        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year    9.767374  9.330815  8.716138  8.331402  6.563514  8.840730 12.500000        --        --        --
   Value at End of Year     10.748558  9.767374  9.330815  8.716138  8.331402  6.563514  8.840730        --        --        --
   No. of Units               294,843   356,884   453,187   560,830   630,769   678,676   782,842        --        --        --

ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   17.395318 15.561038 14.991451 13.149457  9.665656 12.500000        --        --        --        --
   Value at End of Year     18.503522 17.395318 15.561038 14.991451 13.149457  9.665656        --        --        --        --
   No. of Units               210,309   280,891   282,281   303,149   175,933    74,509        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   17.355078 15.532791 14.971687 13.138707  9.662574 12.500000        --        --        --        --
   Value at End of Year     18.451435 17.355078 15.532791 14.971687 13.138707  9.662574        --        --        --        --
   No. of Units               192,332   242,640   270,902   305,150   291,673   152,503        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   17.234909 15.448324 14.912560 13.106512  9.653351 12.500000        --        --        --        --
   Value at End of Year     18.296051 17.234909 15.448324 14.912560 13.106512  9.653351        --        --        --        --
   No. of Units                40,631    57,549    52,442    43,545    22,125     2,841        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   17.195058 15.420288 14.892923 13.095807  9.650272 12.500000        --        --        --        --
   Value at End of Year     18.244581 17.195058 15.420288 14.892923 13.095807  9.650272        --        --        --        --
   No. of Units                34,907    51,827    62,423    70,025    56,377    25,657        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   19.890555 17.864272 17.279130 15.216943 12.500000        --        --        --        --        --
   Value at End of Year     21.072786 19.890555 17.864272 17.279130 15.216943        --        --        --        --        --
   No. of Units                 2,972     4,133     5,466     6,413     7,324        --        --        --        --        --

ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year   16.076759 14.358294 13.794129 12.082201  8.868637 12.481529 12.500000        --        --        --
   Value at End of Year     17.146346 16.076759 14.358294 13.794129 12.082201  8.868637 12.481529        --        --        --
   No. of Units               501,216   640,589   825,575   857,693   814,821   455,621   234,580        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   16.031260 14.324799 13.768814 12.066071  8.861220 12.477337 12.500000        --        --        --
   Value at End of Year     17.089227 16.031260 14.324799 13.768814 12.066071  8.861220 12.477337        --        --        --
   No. of Units               308,875   390,824   491,176   513,252   505,793   439,949    94,320        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   15.895500 14.224748 13.693111 12.017788  8.838989 12.464762 12.500000        --        --        --
   Value at End of Year     16.918971 15.895500 14.224748 13.693111 12.017788  8.838989 12.464762        --        --        --
   No. of Units                83,653   103,990   171,768   208,129   149,633    62,686     9,206        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   15.850487 14.191544 13.667960 12.001723  8.831587 12.460579 12.500000        --        --        --
   Value at End of Year     16.862578 15.850487 14.191544 13.667960 12.001723  8.831587 12.460579        --        --        --
   No. of Units               139,569   178,070   221,343   265,489   280,415   162,792        --        --        --        --

AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     12.509388        --        --        --        --        --        --        --        --        --
   No. of Units             2,978,384        --        --        --        --        --        --        --        --        --
   No. of Units                 9,425        --        --        --        --        --        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     12.505201        --        --        --        --       --       --       --       --       --
   No. of Units               199,677        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     12.492664        --        --        --        --       --       --       --       --       --
   No. of Units             1,712,634        --        --        --        --       --       --       --       --       --
   No. of Units                10,049        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     12.488492        --        --        --        --       --       --       --       --       --
   No. of Units                91,715        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     12.475972        --        --        --        --       --       --       --       --       --

AMERICAN BLUE-CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year   19.835796 17.248181 16.422306 12.576189 12.500000       --       --       --       --       --
   Value at End of Year     19.818206 19.835796 17.248181 16.422306 12.576189       --       --       --       --       --
   No. of Units               936,028 1,051,013 1,057,129    68,731 3,991,380       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   19.799622 17.225299 16.408697 12.500000        --       --       --       --       --       --
   Value at End of Year     19.772115 19.799622 17.225299 16.408697        --       --       --       --       --       --
   No. of Units               212,674   286,396   298,782    51,761        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   19.691416 17.156806 16.367906 12.500000        --       --       --       --       --       --
   Value at End of Year     19.634419 19.691416 17.156806 16.367906        --       --       --       --       --       --
   No. of Units               276,368   321,926   327,186    44,102        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   19.655479 17.134032 16.354348 12.500000        --       --       --       --       --       --
   Value at End of Year     19.588732 19.655479 17.134032 16.354348        --       --       --       --       --       --
   No. of Units                69,435    82,738    88,851    32,118        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   19.548076 17.065911 16.313698 12.500000        --       --       --       --       --       --
   Value at End of Year     19.452330 19.548076 17.065911 16.313698        --       --       --       --       --       --
   No. of Units                10,589    13,177    16,386    13,420        --       --       --       --       --       --

AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year   13.012317 12.410162 12.500000        --        --       --       --       --       --       --
   Value at End of Year     13.164627 13.012317 12.410162        --        --       --       --       --       --       --
   No. of Units             5,244,296 3,087,417   791,907        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   13.003147 12.407593 12.500000        --        --       --       --       --       --       --
   Value at End of Year     13.148735 13.003147 12.407593        --        --       --       --       --       --       --
   No. of Units               308,760   144,903     4,248        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   12.975650 12.399892 12.500000        --        --       --       --       --       --       --
   Value at End of Year     13.101156 12.975650 12.399892        --        --       --       --       --       --       --
   No. of Units             3,553,358 1,989,870   561,066        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   12.966517 12.397334 12.500000        --        --       --       --       --       --       --
   Value at End of Year     13.085351 12.966517 12.397334        --        --       --       --       --       --       --
   No. of Units                98,610    30,006     2,777        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   12.939085 12.389637 12.500000        --        --       --       --       --       --       --
   Value at End of Year     13.037996 12.939085 12.389637        --        --       --       --       --       --       --
   No. of Units                65,045    73,960    44,228        --        --       --       --       --       --       --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- -------- -------- -------- -------- --------
AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     12.562343        --        --        --        --       --       --       --       --       --
   No. of Units               300,457        --        --        --        --       --       --       --       --       --
   No. of Units                 2,907        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     12.561499        --        --        --        --       --       --       --       --       --
   No. of Units                   131        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     12.558969        --        --        --        --       --       --       --       --       --
   No. of Units               209,720        --        --        --        --       --       --       --       --       --
   No. of Units                   841        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     12.558126        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     12.555593        --        --        --        --       --       --       --       --       --

AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     12.557725        --        --        --        --       --       --       --       --       --
   No. of Units               677,920        --        --        --        --       --       --       --       --       --
   No. of Units                 4,066        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     12.556882        --        --        --        --       --       --       --       --       --
   No. of Units                14,958        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     12.554350        --        --        --        --       --       --       --       --       --
   No. of Units               348,101        --        --        --        --       --       --       --       --       --
   No. of Units                 3,712        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     12.553505        --        --        --        --       --       --       --       --       --
   No. of Units               194,707        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     12.550976        --        --        --        --       --       --       --       --       --

AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     13.216588        --        --        --        --       --       --       --       --       --
   No. of Units             1,651,994        --        --        --        --       --       --       --       --       --
   No. of Units                   225        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     13.212174        --        --        --        --       --       --       --       --       --
   No. of Units               324,098        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     13.198933        --        --        --        --       --       --       --       --       --
   No. of Units             1,195,487        --        --        --        --       --       --       --       --       --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     13.194523        --        --        --        --       --       --       --       --       --
   No. of Units               111,862        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     13.181305        --        --        --        --       --       --       --       --       --
   No. of Units                 1,443        --        --        --        --       --       --       --       --       --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     13.488713        --        --        --        --       --       --       --       --       --
   No. of Units               468,652        --        --        --        --       --       --       --       --       --
   No. of Units                   149        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     13.484205        --        --        --        --       --       --       --       --       --
   No. of Units                42,830        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     13.470700        --        --        --        --       --       --       --       --       --
   No. of Units               355,100        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     13.466202        --        --        --        --       --       --       --       --       --
   No. of Units                23,567        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     13.452705        --        --        --        --       --       --       --       --       --
   No. of Units                14,681        --        --        --        --       --       --       --       --       --

AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year   20.653351 19.130193 16.807957 15.254034 12.500000       --       --       --       --       --
   Value at End of Year     22.719659 20.653351 19.130193 16.807957 15.254034       --       --       --       --       --
   No. of Units             7,054,344 6,656,145 5,934,668 4,644,778   418,891       --       --       --       --       --
   No. of Units                    26        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   20.615694 19.104829 16.794033 15.249029 12.500000       --       --       --       --       --
   Value at End of Year     22.666842 20.615694 19.104829 16.794033 15.249029       --       --       --       --       --
   No. of Units             1,501,740 1,559,053 1,538,451 1,272,300   718,849       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   20.503034 19.028876 16.752296 15.234022 12.500000       --       --       --       --       --
   Value at End of Year     22.508993 20.503034 19.028876 16.752296 15.234022       --       --       --       --       --
   No. of Units             3,033,263 2,791,715 2,148,990 1,426,218   391,517       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   20.465645 19.003644 16.738409 15.229026 12.500000       --       --       --       --       --
   Value at End of Year     22.456651 20.465645 19.003644 16.738409 15.229026       --       --       --       --       --
   No. of Units               538,602   577,644   606,479   554,304   345,397       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   20.353803 18.928087 16.696807 15.214047 12.500000       --       --       --       --       --
   Value at End of Year     22.300266 20.353803 18.928087 16.696807 15.214047       --       --       --       --       --
   No. of Units               140,682   162,023   154,299   106,452    21,893       --       --       --       --       --

AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year   19.450139 17.233995 16.623657 15.372805 12.500000       --       --       --       --       --
   Value at End of Year     20.006582 19.450139 17.233995 16.623657 15.372805       --       --       --       --       --
   No. of Units             6,494,981 5,744,824 4,904,505 3,699,484   233,294       --       --       --       --       --
   No. of Units                   198        --        --        --        --       --       --       --       --       --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   19.414654 17.211123 16.609882 15.367766 12.500000       --       --       --       --       --
   Value at End of Year     19.960056 19.414654 17.211123 16.609882 15.367766       --       --       --       --       --
   No. of Units               727,621   828,137   744,175   713,661   369,963       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   19.308566 17.142690 16.568595 15.352637 12.500000       --       --       --       --       --
   Value at End of Year     19.821062 19.308566 17.142690 16.568595 15.352637       --       --       --       --       --
   No. of Units             3,148,358 2,756,448 2,110,126 1,371,928   258,399       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   19.273338 17.119940 16.554857 15.347598 12.500000       --       --       --       --       --
   Value at End of Year     19.774962 19.273338 17.119940 16.554857 15.347598       --       --       --       --       --
   No. of Units               296,539   396,268   398,432   407,440   262,795       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   19.168021 17.051879 16.513722 15.332500 12.500000       --       --       --       --       --
   Value at End of Year     19.637262 19.168021 17.051879 16.513722 15.332500       --       --       --       --       --
   No. of Units               313,573   334,377   334,457   266,264    15,335       --       --       --       --       --

AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.959058        --        --        --        --       --       --       --       --       --
   No. of Units               303,150        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.955053        --        --        --        --       --       --       --       --       --
   No. of Units               140,592        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.943071        --        --        --        --       --       --       --       --       --
   No. of Units               270,660        --        --        --        --       --       --       --       --       --
   No. of Units                 1,464        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.939082        --        --        --        --       --       --       --       --       --
   No. of Units                16,408        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.927110        --        --        --        --       --       --       --       --       --
   No. of Units                   319        --        --        --        --       --       --       --       --       --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year   26.734523 22.946316 19.280394 16.491401 12.500000       --       --       --       --       --
   Value at End of Year     31.430060 26.734523 22.946316 19.280394 16.491401       --       --       --       --       --
   No. of Units             3,602,354 3,450,578 2,717,581 1,774,536    98,509       --       --       --       --       --
   No. of Units                    65        --        --        --        --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   26.685743 22.915864 19.264402 16.485991 12.500000       --       --       --       --       --
   Value at End of Year     31.356949 26.685743 22.915864 19.264402 16.485991       --       --       --       --       --
   No. of Units               646,241   617,171   540,843   331,950   120,265       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   26.539979 22.824807 19.216554 16.469766 12.500000       --       --       --       --       --
   Value at End of Year     31.138706 26.539979 22.824807 19.216554 16.469766       --       --       --       --       --
   No. of Units             1,526,563 1,451,379 1,083,099   611,849    67,542       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   26.491562 22.794532 19.200632 16.464363 12.500000       --       --       --       --       --
   Value at End of Year     31.066276 26.491562 22.794532 19.200632 16.464363       --       --       --       --       --
   No. of Units               213,709   201,178   193,737   110,140    77,985       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   26.346854 22.703937 19.152927 16.448167 12.500000       --       --       --       --       --
   Value at End of Year     30.850038 26.346854 22.703937 19.152927 16.448167       --       --       --       --       --
   No. of Units                85,076    99,760    95,016    45,729     2,697       --       --       --       --       --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.912288        --        --        --        --        --        --        --        --        --
   No. of Units               611,579        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.907297        --        --        --        --        --        --        --        --        --
   No. of Units               286,026        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year          --        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.892370        --        --        --        --        --        --        --        --        --
   No. of Units               215,118        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.887398        --        --        --        --        --        --        --        --        --
   No. of Units               237,954        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.872487        --        --        --        --        --        --        --        --        --
   No. of Units                14,984        --        --        --        --        --        --        --        --        --

BLACKROCK BASIC VALUE V.I. FUND (FORMERLY MERCURY BASIC VALUE V.I. FUND) - CLASS II SHARES (units first credited 7-20-1998)

Contracts with no Optional Benefits
   Value at Start of Year   22.794351 19.026995 18.800364 17.212543 13.138553 16.252289 15.864568 14.325771 12.027400 12.500000
   Value at End of Year     22.809811 22.794351 19.026995 18.800364 17.212543 13.138553 16.252289 15.864568 14.325771 12.027400
   No. of Units               190,524   244,854   301,470   394,202   465,530   554,649   712,421   713,263   407,865    29,849

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   17.057755 14.245616 14.082946 12.900003 12.021809 12.620595 12.500000        --        --        --
   Value at End of Year     17.060741 17.057755 14.245616 14.082946 12.900003 12.021809 12.620595        --        --        --
   No. of Units               100,879   125,317   145,876   156,004   175,040   209,140        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   19.291279 16.135029 15.974669 14.654843 11.208596 13.892756 13.588646 12.500000        --        --
   Value at End of Year     19.265574 19.291279 16.135029 15.974669 14.654843 11.208596 13.892756 13.588646        --        --
   No. of Units                54,723    73,711    82,047   113,069   134,896   168,395   142,919   126,531        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   16.857045 14.106094 13.972858 12.824848  9.813837 12.170082 12.500000        --        --        --
   Value at End of Year     16.826128 16.857045 14.106094 13.972858 12.824848  9.813837 12.170082        --        --        --
   No. of Units                28,895    35,516    54,962    60,772    63,712    73,643    57,968        --        --        --

BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II SHARES (units first credited
11-21-2003)

Contracts with no Optional Benefits
   Value at Start of Year   20.400639 17.805986 16.386473 14.573174 13.501002        --        --        --        --        --
   Value at End of Year     23.464098 20.400639 17.805986 16.386473 14.573174        --        --        --        --        --
   No. of Units                 7,172     8,111    11,647    12,453    12,631        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   20.868889 18.223761 16.779304 14.930000 13.832329        --        --        --        --        --
   Value at End of Year     23.990611 20.868889 18.223761 16.779304 14.930000        --        --        --        --        --
   No. of Units                 1,904       853       862       870       878        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   17.661815 15.446269 14.243246 12.692515 11.761272        --        --        --        --        --
   Value at End of Year     20.273213 17.661815 15.446269 14.243246 12.692515        --        --        --        --        --
   No. of Units                 3,254     3,895     5,233     5,319     6,080        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   20.623316 18.045256 16.648104 14.842993 13.754721        --        --        --        --        --
   Value at End of Year     23.660694 20.623316 18.045256 16.648104 14.842993        --        --        --        --        --
   No. of Units                    --        --        --        --     1,919        --        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II SHARES (units first credited
7-20-1998)

Contracts with no Optional Benefits
   Value at Start of Year   28.778979 25.940653 23.897877 21.143283  15.055788  20.082156  15.730490  13.943374  10.568700 12.500000
   Value at End of Year     28.041119 28.778979 25.940653 23.897877  21.143283  15.055788  20.082156  15.730490  13.943374 10.568700
   No. of Units                85,357    93,778   112,117   127,136    150,351    208,180    318,521    225,025    133,116    28,230

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   21.103849 19.031980 17.541995 15.527800  14.578300  12.660223  12.500000         --         --        --
   Value at End of Year     20.552433 21.103849 19.031980 17.541995  15.527800  14.578300  12.660223         --         --        --
   No. of Units                71,148    72,216    83,514    87,288     99,997    134,961         --         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   22.789008 20.582460 18.999469 16.843218  12.017753  16.062025  12.606854  12.500000         --        --
   Value at End of Year     22.160089 22.789008 20.582460 18.999469  16.843218  12.017753  16.062025  12.606854         --        --
   No. of Units                10,480    10,525    12,463    27,656     31,084    123,674     18,359     17,412         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   20.855530 18.845594 17.404857 15.437327  11.020135  14.736065  12.500000         --         --        --
   Value at End of Year     20.269777 20.855530 18.845594 17.404857  15.437327  11.020135  14.736065         --         --        --
   No. of Units                27,451    35,696    43,629    56,721     59,290     66,231     55,506         --         --        --

BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   15.533561 14.431593 13.910241 12.981709  10.219054  12.500000         --         --         --        --
   Value at End of Year     17.206588 15.533561 14.431593 13.910241  12.981709  10.219054         --         --         --        --
   No. of Units             1,015,086 1,089,323 1,204,800 1,158,877    617,589    418,888         --         --         --        --
   No. of Units                   116        --        --        --         --         --         --         --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   15.497643 14.405399 13.891917 12.971112  10.215811  12.500000         --         --         --        --
   Value at End of Year     17.158174 15.497643 14.405399 13.891917  12.971112  10.215811         --         --         --        --
   No. of Units               605,852   682,919   780,146   920,211    993,353    830,791         --         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   15.390317 14.327062 13.837048 12.939311  10.206043  12.500000         --         --         --        --
   Value at End of Year     17.013665 15.390317 14.327062 13.837048  12.939311  10.206043         --         --         --        --
   No. of Units               300,226   291,720   297,497   213,224     30,882     10,085         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   15.354692 14.301026 13.818798 12.928730  10.202799  12.500000         --         --         --        --
   Value at End of Year     16.965756 15.354692 14.301026 13.818798  12.928730  10.202799         --         --         --        --
   No. of Units               136,441   138,482   150,826   168,929    198,881    257,943         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   17.398663 16.228991 15.705218 14.715763  12.500000         --         --         --         --        --
   Value at End of Year     19.195222 17.398663 16.228991 15.705218  14.715763         --         --         --         --        --
   No. of Units                35,896    39,457    44,726    15,252      6,382         --         --         --         --        --

BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   17.555714 16.269776 15.647425 14.575619  11.460183  15.367363  18.279370  19.091275  16.234822 12.831858
   Value at End of Year     19.487671 17.555714 16.269776 15.647425  14.575619  11.460183  15.367363  18.279370  19.091275 16.234822
   No. of Units             4,934,843 6,013,245 7,336,995 8,983,863 10,522,877 12,089,341 15,305,956 17,641,989 10,866,171 3,048,540

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   11.786376 10.928487 10.515682  9.800303   7.709411  10.343004  12.500000         --         --        --
   Value at End of Year     13.076866 11.786376 10.928487 10.515682   9.800303   7.709411  10.343004         --         --        --
   No. of Units             1,526,475 1,813,086 2,085,695 2,353,351  2,561,457  2,612,866  1,380,752         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   10.959525 10.177034  9.807280  9.153842   7.211675   9.689796  11.549188  12.500000         --        --
   Value at End of Year     12.141155 10.959525 10.177034  9.807280   9.153842   7.211675   9.689796  11.549188         --        --
   No. of Units               807,358   977,880 1,214,882 1,582,240  1,968,862  2,277,364  2,836,814  1,770,738         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   11.647644 10.821415 10.433443  9.743166   7.679789  10.323946  12.500000         --         --        --
   Value at End of Year     12.896986 11.647644 10.821415 10.433443   9.743166   7.679789  10.323946         --         --        --
   No. of Units               521,200   616,612   753,696   859,515  1,064,001  1,081,223    979,632         --         --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   14.727981 14.654969 13.089938 12.171848  9.556431 12.500000        --        --        --        --
   Value at End of Year     16.147869 14.727981 14.654969 13.089938 12.171848  9.556431        --        --        --        --
   No. of Units               463,276   563,128   182,168   195,765   211,754   124,844        --        --        --        --
   No. of Units                   123        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   14.693920 14.628361 13.072685 12.161900  9.553391 12.500000        --        --        --        --
   Value at End of Year     16.102422 14.693920 14.628361 13.072685 12.161900  9.553391        --        --        --        --
   No. of Units               564,111   725,105   260,127   290,967   349,655   269,814        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   12.964816 14.548803 13.021044 12.132085  9.544262 12.500000        --        --        --        --
   Value at End of Year     15.966792 12.964816 14.548803 13.021044 12.132085  9.544262        --        --        --        --
   No. of Units                49,925   128,538    15,268     6,137     3,248     4,124        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   14.558385 14.522389 13.003874 12.122166  9.541218 12.500000        --        --        --        --
   Value at End of Year     15.921851 14.558385 14.522389 13.003874 12.122166  9.541218        --        --        --        --
   No. of Units               161,864   245,865   111,830   117,664   139,164    92,222        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   17.767789 14.548803 15.918119 14.861154 12.500000        --        --        --        --        --
   Value at End of Year     19.402543 17.767789 14.548803 15.918119 14.861154        --        --        --        --        --
   No. of Units                 2,025     2,706        --        --        --        --        --        --        --        --

CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 11-01-2000)

Contracts with no Optional Benefits
   Value at Start of Year    9.312923  9.248751  8.239708  7.654693  6.004624  8.789532 10.942940 12.500000        --        --
   Value at End of Year     10.233347  9.312923  9.248751  8.239708  7.654693  6.004624  8.789532 10.942940        --        --
   No. of Units             3,102,607 3,814,463   498,674   649,887   773,035   877,164   410,618     8,809        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year    9.974987  9.911198  8.834287  8.211158  6.444359  9.437943 12.500000        --        --        --
   Value at End of Year     10.955339  9.974987  9.911198  8.834287  8.211158  6.444359  9.437943        --        --        --
   No. of Units               918,328 1,179,429   433,884   405,175   431,116   432,315    94,320        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year    9.198767  9.153633  8.171240  7.606320  5.978615  8.769024 10.939455 12.500000        --        --
   Value at End of Year     10.087603  9.198767  9.153633  8.171240  7.606320  5.978615  8.769024 10.939455        --        --
   No. of Units               495,252   635,062    72,018    71,762    87,775   111,103    75,810        22        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year    9.857557  9.814079  8.765161  8.163273  6.419588  9.420540 12.500000        --        --        --
   Value at End of Year     10.804618  9.857557  9.814079  8.765161  8.163273  6.419588  9.420540        --        --        --
   No. of Units               553,880   671,366   267,210   304,411   371,086   376,677        --        --        --        --

CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year   16.872448 14.792845 13.754542 12.500000        --        --        --        --        --        --
   Value at End of Year     14.484392 16.872448 14.792845 13.754542        --        --        --        --        --        --
   No. of Units               135,419   354,296   162,522    66,024        --        --        --        --        --        --
   No. of Units                   340        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   16.850044 14.780570 13.749985 12.500000        --        --        --        --        --        --
   Value at End of Year     14.457875 16.850044 14.780570 13.749985        --        --        --        --        --        --
   No. of Units                36,853    61,599    44,794    39,956        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   16.783055 14.743839 13.736322 12.500000        --        --        --        --        --        --
   Value at End of Year     14.378685 16.783055 14.743839 13.736322        --        --        --        --        --        --
   No. of Units                36,210    61,604    29,081    11,947        --        --        --        --        --        --
   No. of Units                 1,215        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   16.760773 14.731606 13.731772 12.500000        --        --        --        --        --        --
   Value at End of Year     14.352380 16.760773 14.731606 13.731772        --        --        --        --        --        --
   No. of Units                22,933    20,046    11,696        --        --        --        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   16.694134 14.694984 13.718123 12.500000        --        --        --        --        --        --
   Value at End of Year     14.273757 16.694134 14.694984 13.718123        --        --        --        --        --        --
   No. of Units                 4,417     3,925     4,249     4,310        --        --        --        --        --        --

CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year   12.723666 12.471096 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.286254 12.723666 12.471096        --        --        --        --        --        --        --
   No. of Units                43,381    25,805    20,230        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   12.713100 12.466962 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.268548 12.713100 12.466962        --        --        --        --        --        --        --
   No. of Units                15,474     8,071     2,581        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   12.681483 12.454569 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.215601 12.681483 12.454569        --        --        --        --        --        --        --
   No. of Units                13,190    12,579     5,124        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   12.670953 12.450442 12.500000        --        --        --        --        --        --        --
   Value at End of Year     13.197993 12.670953 12.450442        --        --        --        --        --        --        --
   No. of Units                 6,127     2,287       120        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   12.639436 12.438066        --        --        --        --        --        --        --        --
   Value at End of Year     13.145335 12.639436        --        --        --        --        --        --        --        --

CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year   15.357367 14.648304 14.064773 12.500000        --        --        --        --        --        --
   Value at End of Year     14.203843 15.357367 14.648304 14.064773        --        --        --        --        --        --
   No. of Units               285,557   336,984   456,258   300,879        --        --        --        --        --        --
   No. of Units                   347        --        --       --         --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   15.336968 14.636151 14.060106 12.500000        --        --        --        --        --        --
   Value at End of Year     14.177845 15.336968 14.636151 14.060106        --        --        --        --        --        --
   No. of Units                67,275    60,966    46,608    24,071        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   15.275960 14.599758 14.046138 12.500000        --        --        --        --        --        --
   Value at End of Year     14.100150 15.275960 14.599758 14.046138        --        --        --        --        --        --
   No. of Units               173,408   165,723   202,252    97,703        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   15.255677 14.587653 14.041485 12.500000        --        --        --        --        --        --
   Value at End of Year     14.074353 15.255677 14.587653 14.041485        --        --        --        --        --        --
   No. of Units                13,333    10,984    19,277    10,929        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   15.194998 14.551385 14.027533 12.500000        --        --        --        --        --        --
   Value at End of Year     13.997224 15.194998 14.551385 14.027533        --        --        --        --        --        --
   No. of Units                    --       612       596        --        --        --        --        --        --        --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 13.583014 13.189736 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.862061 13.583014 13.189736        --        --        --        --
   No. of Units                    --        --        -- 2,476,596   323,297   179,876        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year          --        --        -- 13.571899 13.185535 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.843773 13.571899 13.185535        --        --        --        --
   No. of Units                    --        --        --   304,220   355,060   396,454        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year          --        --        -- 13.538653 13.172978 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.789102 13.538653 13.172978        --        --        --        --
   No. of Units                    --        --        -- 1,236,318    61,577    35,449        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year          --        --        -- 13.527590 13.168794 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.770929 13.527590 13.168794        --        --        --        --
   No. of Units                    --        --        --    48,405    58,173    53,428        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year          --        --        -- 12.537320 12.500000        --        --        --        --        --
   Value at End of Year            --        --        -- 12.743661 12.537320        --        --        --        --        --
   No. of Units                    --        --        --   124,568       359        --        --        --        --        --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 17.246124 16.744607 15.803857 14.989755 13.798700 13.914540 12.768031
   Value at End of Year            --        --        -- 17.634302 17.246124 16.744607 15.803857 14.989755 13.798700 13.914540
   No. of Units                    --        --        -- 1,511,253 1,907,734 2,442,822 2,281,380 1,367,339   782,445   162,215

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year          --        --        -- 14.230025 13.823125 13.053022 12.500000        --        --        --
   Value at End of Year            --        --        -- 14.543014 14.230025 13.823125 13.053022        --        --        --
   No. of Units                    --        --        --   517,689   572,419   751,598   292,647        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year          --        --        -- 15.085667 14.676304 13.879479 13.190998 12.500000        --        --
   Value at End of Year            --        --        -- 15.394322 15.085667 14.676304 13.879479 13.190998        --        --
   No. of Units                    --        --        --   198,355   235,963   276,074   242,746    99,109        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year          --        --        -- 14.147123 13.770113 13.029001 12.500000        --        --        --
   Value at End of Year            --        --        -- 14.429334 14.147123 13.770113 13.029001        --        --        --
   No. of Units                    --        --        --   376,807   448,023   512,954   407,305        --        --        --

DYNAMIC GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   16.751706 15.365428 13.931662 12.860852 10.115972 12.500000        --        --        --        --
   Value at End of Year     18.006987 16.751706 15.365428 13.931662 12.860852 10.115972        --        --        --        --
   No. of Units               185,542   236,038   314,775   337,416   353,316    54,045        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   16.712931 15.337510 13.913276 12.850333 10.112748 12.500000        --        --        --        --
   Value at End of Year     17.956261 16.712931 15.337510 13.913276 12.850333 10.112748        --        --        --        --
   No. of Units               178,491   241,918   300,631   345,192   380,448    70,944        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   16.597234 15.254134 13.858343 12.818851 10.103094 12.500000        --        --        --        --
   Value at End of Year     17.805095 16.597234 15.254134 13.858343 12.818851 10.103094        --        --        --        --
   No. of Units                20,366    23,706    24,704    16,495    11,880     1,349        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   16.558784 15.226404 13.840043 12.808348 10.099872 12.500000        --        --        --        --
   Value at End of Year     17.754912 16.558784 15.226404 13.840043 12.808348 10.099872        --        --        --        --
   No. of Units                39,566    47,942    78,301    76,525   100,761    40,527        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   19.979056 18.398977 16.748775 15.523566 12.500000        --        --        --        --        --
   Value at End of Year     21.389955 19.979056 18.398977 16.748775 15.523566        --        --        --        --        --
   No. of Units                 3,256     2,968     6,214     1,677     4,452        --        --        --        --        --

DYNAMIC GROWTH TRUST - SERIES I SHARES (units first credited 5-01-2000)

Contracts with no Optional Benefits
   Value at Start of Year    5.457107  4.991605  4.510187  4.164386  3.277745  4.647016  7.899193 12.500000        --        --
   Value at End of Year      5.870838  5.457107  4.991605  4.510187  4.164386  3.277745  4.647016  7.899193        --        --
   No. of Units             1,944,127 2,593,034 3,297,861 3,682,323 4,600,036 3,560,014 4,546,109 3,937,816        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year    7.358155  6.733833  6.087418  5.623506  4.428426  6.281540 12.500000        --        --        --
   Value at End of Year      7.912037  7.358155  6.733833  6.087418  5.623506  4.428426  6.281540        --        --        --
   No. of Units               888,315 1,056,334 1,368,166 1,563,174 1,821,405   604,737   393,388        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year    5.987177  5.487385  4.968047  4.596353  3.624989  5.149629  8.771239 12.500000        --        --
   Value at End of Year      6.428164  5.987177  5.487385  4.968047  4.596353  3.624989  5.149629  8.771239        --        --
   No. of Units               281,887   328,455   647,824   698,341   943,142   685,798   906,381   628,926        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year    7.271483  6.667819  6.039770  5.590687  4.411393  6.269929 12.500000        --        --        --
   Value at End of Year      7.803135  7.271483  6.667819  6.039770  5.590687  4.411393  6.269929        --        --        --
   No. of Units               426,662   550,110   735,843   783,628   904,887   399,684   363,236        --        --        --

EMERGING GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year   19.687571 17.950976 16.977797 16.169506 12.500000        --        --        --        --        --
   Value at End of Year     20.107370 19.687571 17.950976 16.977797 16.169506        --        --        --        --        --
   No. of Units                65,680    75,745    54,808    22,622     7,860        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   19.651668 17.927174 16.963742 16.164211 12.500000        --        --        --        --        --
   Value at End of Year     20.060612 19.651668 17.927174 16.963742 16.164211        --        --        --        --        --
   No. of Units                44,201    48,286    41,258     5,719     9,518        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   19.544281 17.855908 16.921582 16.148310 12.500000        --        --        --        --        --
   Value at End of Year     19.920912 19.544281 17.855908 16.921582 16.148310        --        --        --        --        --
   No. of Units                12,147    14,709     8,284     6,021       824        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   19.508619 17.832218 16.907549 16.143014 12.500000        --        --        --        --        --
   Value at End of Year     19.874567 19.508619 17.832218 16.907549 16.143014        --        --        --        --        --
   No. of Units                11,658    16,930    20,835     2,946       468        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   19.402032 17.761348 16.865557 16.127150 12.500000        --        --        --        --        --
   Value at End of Year     19.736182 19.402032 17.761348 16.865557 16.127150        --        --        --        --        --

EMERGING SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   14.931598 14.840712 14.373924 13.115157  9.549569 12.500000        --        --        --        --
   Value at End of Year     15.853463 14.931598 14.840712 14.373924 13.115157  9.549569        --        --        --        --
   No. of Units               183,275   239,789   294,119   352,263   323,405   197,066        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   14.897067 14.813777 14.354982 13.104440  9.546522 12.500000        --        --        --        --
   Value at End of Year     15.808845 14.897067 14.813777 14.354982 13.104440  9.546522        --        --        --        --
   No. of Units               242,620   347,952   524,085   564,379   659,419   372,100        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   14.793864 14.733197 14.298262 13.072316  9.537399 12.500000        --        --        --        --
   Value at End of Year     15.675664 14.793864 14.733197 14.298262 13.072316  9.537399        --        --        --        --
   No. of Units                72,056   157,785   160,513   143,737    47,965     3,015        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   14.759648 14.706460 14.279424 13.061639  9.534360 12.500000        --        --        --        --
   Value at End of Year     15.631546 14.759648 14.706460 14.279424 13.061639  9.534360        --        --        --        --
   No. of Units                41,256    59,005    80,103    85,393    96,750    78,438        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   18.180637 18.142261 17.641824 16.161563 12.500000        --        --        --        --        --
   Value at End of Year     19.225596 18.180637 18.142261 17.641824 16.161563        --        --        --        --        --
   No. of Units                 4,341     1,005     5,958     2,652     4,706        --        --        --        --        --

EMERGING SMALL COMPANY TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   17.458334 17.313709 16.977797 15.244901 11.080471 15.895834 20.764734 22.035674 12.896270 13.088401
   Value at End of Year     18.571364 17.458334 17.313709 16.977797 15.244901 11.080471 15.895834 20.764734 22.035674 12.896270
   No. of Units               797,911 1,015,741 1,320,350    62,845 2,121,607 2,358,050 2,759,819 3,242,424   918,233   447,688

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year    9.955190  9.877649 16.963742  8.706058  6.330985  9.086879 12.500000        --        --        --
   Value at End of Year     10.584542  9.955190  9.877649 16.963742  8.706058  6.330985  9.086879        --        --        --
   No. of Units               414,972   474,782   669,119    11,554   899,477   763,595   327,181        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year    9.082293  9.025056 16.921582  7.978493  5.810609  8.352524 10.932942 12.500000        --        --
   Value at End of Year      9.641901  9.082293  9.025056 16.921582  7.978493  5.810609  8.352524 10.932942        --        --
   No. of Units               195,313   235,597   374,610     5,761   579,032   613,744   752,680   514,633        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year    9.837965  9.780838 16.907549  8.655278  6.306645  9.070108 12.500000        --        --        --
   Value at End of Year     10.438884  9.837965  9.780838 16.907549  8.655278  6.306645  9.070108        --        --        --
   No. of Units               199,558   221,667   287,639     2,315   432,182   358,630   262,187        --        --        --

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   17.337374 14.825708 14.516669 12.864713 10.419024 12.500000        --        --        --        --
   Value at End of Year     17.608823 17.337374 14.825708 14.516669 12.864713 10.419024        --        --        --        --
   No. of Units             1,462,922 1,560,317 1,745,873 1,642,979 1,114,993   766,558        --        --        --        --
   No. of Units                   112        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   17.297263 14.798785 14.497538 12.854188 10.415699 12.500000        --        --        --        --
   Value at End of Year     17.559248 17.297263 14.798785 14.497538 12.854188 10.415699        --        --        --        --
   No. of Units             1,121,037 1,398,893 1,519,572 1,592,298 1,601,764 1,252,762        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   17.177495 14.718317 14.440278 12.822685 10.405752 12.500000        --        --        --        --
   Value at End of Year     17.411394 17.177495 14.718317 14.440278 12.822685 10.405752        --        --        --        --
   No. of Units               424,106   421,534   431,365   266,760    80,834    16,980        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   17.137778 14.691602 14.421261 12.812220 10.402456 12.500000        --        --        --        --
   Value at End of Year     17.362398 17.137778 14.691602 14.421261 12.812220 10.402456        --        --        --        --
   No. of Units               252,289   276,073   313,751   334,690   370,557   371,473        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   19.959582 17.136229 16.846085 14.989021 12.500000        --        --        --        --        --
   Value at End of Year     20.190710 19.959582 17.136229 16.846085 14.989021        --        --        --        --        --
   No. of Units                12,478    13,221    13,824    19,120     7,873        --        --        --        --        --

EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   23.036598 19.656383 19.209182 16.993147 13.743601 16.096393 16.140990 14.507362 14.249466 13.251413
   Value at End of Year     23.439467 23.036598 19.656383 19.209182 16.993147 13.743601 16.096393 16.140990 14.507362 14.249466
   No. of Units             3,796,257 4,751,690 5,496,685 6,153,154   668,978 7,402,804 7,841,275 5,986,441 5,176,955 2,050,162

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   17.779151 15.177933 14.840003 13.134588 10.628215 12.453924 12.500000        --        --        --
   Value at End of Year     18.080981 17.779151 15.177933 14.840003 13.134588 10.628215 12.453924        --        --        --
   No. of Units             1,349,172 1,596,802 1,847,564 2,037,117 2,097,074 2,240,720   985,726        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   20.118202 17.200472 16.842700 14.929570 12.098791 14.198434 14.266438 12.500000        --        --
   Value at End of Year     20.428901 20.118202 17.200472 16.842700 14.929570 12.098791 14.198434 14.266438        --        --
   No. of Units               437,070   623,374   820,592   891,159   916,643 1,028,855   912,362   301,379        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   17.569991 15.029306 14.724025 13.058090 10.587437 12.431003 12.500000        --        --        --
   Value at End of Year     17.832372 17.569991 15.029306 14.724025 13.058090 10.587437 12.431003        --        --        --
   No. of Units               681,556   778,853   843,398   918,043 1,105,534 1,217,713   887,859        --        --        --

FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   19.025897 15.738520 14.580230 13.451522 10.241025 12.500000        --        --        --        --
   Value at End of Year     17.433662 19.025897 15.738520 14.580230 13.451522 10.241025        --        --        --        --
   No. of Units               206,243   223,983   208,038   206,195   190,654   125,127        --        --        --        --
   No. of Units                   170        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   18.981869 15.709928 14.560995 13.440506 10.237755 12.500000        --        --        --        --
   Value at End of Year     17.384575 18.981869 15.709928 14.560995 13.440506 10.237755        --        --        --        --
   No. of Units               190,304   231,927   229,635   257,297   268,552   261,992        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   18.850460 15.624517 14.503495 13.407583 10.227986 12.500000        --        --        --        --
   Value at End of Year     17.238200 18.850460 15.624517 14.503495 13.407583 10.227986        --        --        --        --
   No. of Units                34,266    39,487    30,059    26,277    15,535       836        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   18.806857 15.596142 14.484377 13.396617 10.224728 12.500000        --        --        --        --
   Value at End of Year     17.189672 18.806857 15.596142 14.484377 13.396617 10.224728        --        --        --        --
   No. of Units                52,600    62,292    67,996    72,725    88,358   108,033        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   21.864979 18.159314 16.890066 15.645153 12.500000        --        --        --        --        --
   Value at End of Year     19.954716 21.864979 18.159314 16.890066 15.645153        --        --        --        --        --
   No. of Units                 3,783     3,786     3,924       570        53        --        --        --        --        --

FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year   17.435126 14.381768 13.305033 12.242715  9.308121 11.512580 12.500000        --        --        --
   Value at End of Year     15.995106 17.435126 14.381768 13.305033 12.242715  9.308121 11.512580        --        --        --
   No. of Units               247,547   371,403   432,972   436,311   527,572   461,221   309,852        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   17.385757 14.348208 13.280604 12.226364  9.300332 11.508706 12.500000        --        --        --
   Value at End of Year     15.941790 17.385757 14.348208 13.280604 12.226364  9.300332 11.508706        --        --        --
   No. of Units               294,654   356,861   421,104   490,344   563,860   547,213   132,049        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   17.238577 14.248023 13.207601 12.177455  9.277011 11.497105 12.500000        --        --        --
   Value at End of Year     15.783013 17.238577 14.248023 13.207601 12.177455  9.277011 11.497105        --        --        --
   No. of Units                33,725    41,416    40,775    54,269    58,181    58,967    21,736        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   17.189787 14.214779 13.183353 12.161199  9.269250 11.493242 12.500000        --        --        --
   Value at End of Year     15.730428 17.189787 14.214779 13.183353 12.161199  9.269250 11.493242        --        --        --
   No. of Units               110,356   154,580   157,218   177,248   188,866   214,440   150,907        --        --        --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     11.980903        --        --        --        --        --        --        --        --        --
   No. of Units             6,275,038        --        --        --        --        --        --        --        --        --
   No. of Units                 4,916        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     11.976896        --        --        --        --        --        --        --        --        --
   No. of Units               622,612        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     11.964887        --        --        --        --        --        --        --        --        --
   No. of Units             3,819,586        --        --        --        --        --        --        --        --        --
   No. of Units                31,219        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     11.960891        --        --        --        --        --        --        --        --        --
   No. of Units               184,451        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     11.948891        --        --        --        --        --        --        --        --        --
   No. of Units                 3,883        --        --        --        --        --        --        --        --        --

FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   17.798619 15.822838 14.783043 13.472600 10.559943 12.500000        --        --        --        --
   Value at End of Year     18.202221 17.798619 15.822838 14.783043 13.472600 10.559943        --        --        --        --
   No. of Units             1,720,337 1,613,638 1,236,685   999,806   788,137   722,275        --        --        --        --
   No. of Units                   434        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   17.757431 15.794080 14.763529 13.461572 10.556582 12.500000        --        --        --        --
   Value at End of Year     18.150963 17.757431 15.794080 14.763529 13.461572 10.556582        --        --        --        --
   No. of Units               823,301 1,066,856 1,168,628 1,284,797 1,226,585   936,320        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   17.634502 15.708228 14.705246 13.428610 10.546509 12.500000        --        --        --        --
   Value at End of Year     17.998130 17.634502 15.708228 14.705246 13.428610 10.546509        --        --        --        --
   No. of Units               710,864   660,220   433,555   197,850    31,408    11,638        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   17.593704 15.679698 14.685861 13.417630 10.543153 12.500000        --        --        --        --
   Value at End of Year     17.947476 17.593704 15.679698 14.685861 13.417630 10.543153        --        --        --        --
   No. of Units               136,606   141,591   162,093   168,866   175,404   160,672        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   20.085357 17.927073 16.815903 15.386843 12.500000        --        --        --        --        --
   Value at End of Year     20.458352 20.085357 17.927073 16.815903 15.386843        --        --        --        --        --
   No. of Units                55,666    55,046    44,291     7,849     3,234        --        --        --        --        --

FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year   16.287144 14.444439 13.477655 12.243910  9.577517 11.608415 12.500000        --        --        --
   Value at End of Year     16.683123 16.287144 14.444439 13.477655 12.243910  9.577517 11.608415        --        --        --
   No. of Units             1,434,203 1,709,533 1,838,088 2,161,231 1,854,419 2,025,163 1,333,345        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   16.241076 14.410762 13.452933 12.227577  9.569509 11.604513 12.500000        --        --        --
   Value at End of Year     16.627567 16.241076 14.410762 13.452933 12.227577  9.569509 11.604513        --        --        --
   No. of Units             1,228,824 1,433,852 1,588,809 1,592,277 1,572,816 1,758,258   436,141        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   16.103534 14.310110 13.378959 12.178644  9.545508 11.592814 12.500000        --        --        --
   Value at End of Year     16.461903 16.103534 14.310110 13.378959 12.178644  9.545508 11.592814        --        --        --
   No. of Units               179,418   202,678   224,126   253,940   218,293   210,426    83,821        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   16.057959 14.276727 13.354405 12.162388  9.537531 11.588922 12.500000        --        --        --
   Value at End of Year     16.407066 16.057959 14.276727 13.354405 12.162388  9.537531 11.588922        --        --        --
   No. of Units               480,125   585,927   720,775   792,412   838,041   901,302   536,341        --        --        --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   16.291586 14.605849 14.002434 12.638742 10.149550 12.500000        --        --        --        --
   Value at End of Year     16.820822 16.291586 14.605849 14.002434 12.638742 10.149550        --        --        --        --
   No. of Units             1,205,586 1,124,811   798,432   434,763   117,087    64,984        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   16.253917 14.579339 13.983996 12.628426 10.146318 12.500000        --        --        --        --
   Value at End of Year     16.773501 16.253917 14.579339 13.983996 12.628426 10.146318        --        --        --        --
   No. of Units               282,561   336,239   339,307   327,459   292,175   175,570        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   16.141369 14.500051 13.928749 12.597473 10.136635 12.500000        --        --        --        --
   Value at End of Year     16.632255 16.141369 14.500051 13.928749 12.597473 10.136635        --        --        --        --
   No. of Units             1,024,207   786,453   535,067   234,440     9,046       830        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   16.104006 14.473708 13.910378 12.587160 10.133403 12.500000        --        --        --        --
   Value at End of Year     16.585411 16.104006 14.473708 13.910378 12.587160 10.133403        --        --        --        --
   No. of Units                39,673    44,508    40,460    43,632    40,196    36,804        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   18.900884 17.012858 16.375187 14.839803 12.500000        --        --        --        --        --
   Value at End of Year     19.436565 18.900884 17.012858 16.375187 14.839803        --        --        --        --        --
   No. of Units                53,580    50,892    39,685     5,774        --        --        --        --        --        --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES I SHARES (units first credited 5-01-2000)

Contracts with no Optional Benefits
   Value at Start of Year   12.471651 11.159108 10.670864  9.613957  7.723126 10.214321 11.978173 12.500000        --        --
   Value at End of Year     12.908964 12.471651 11.159108 10.670864  9.613957  7.723126 10.214321 11.978173        --        --
   No. of Units               910,197 1,035,450 1,059,898 1,096,311 1,067,150 1,128,030 1,240,468   681,229        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   12.594293 11.274461 10.786548  9.723071  7.814676 10.340578 12.500000        --        --        --
   Value at End of Year     13.029362 12.594293 11.274461 10.786548  9.723071  7.814676 10.340578        --        --        --
   No. of Units               557,507   627,368   642,818   673,760   609,549   672,386   345,758        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   12.539200 11.241951 10.771542  9.724144  7.827267 10.372818 12.188577 12.500000        --        --
   Value at End of Year     12.952812 12.539200 11.241951 10.771542  9.724144  7.827267 10.372818 12.188577        --        --
   No. of Units               223,256   302,839   305,807   264,766   300,572   330,680   438,197   194,588        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   12.446051 11.164004 10.702195  9.666382  7.784656 10.321521 12.500000        --        --        --
   Value at End of Year     12.850125 12.446051 11.164004 10.702195  9.666382  7.784656 10.321521        --        --        --
   No. of Units               278,062   263,032   347,073   399,855   500,405   629,488   505,461        --        --        --

GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   16.721256 16.162566 17.584406 16.225841 14.308974 12.500000        --        --        --        --
   Value at End of Year     18.001715 16.721256 16.162566 17.584406 16.225841 14.308974        --        --        --        --
   No. of Units             1,026,560   951,122   689,169   505,945   331,386   221,118        --        --        --        --
   No. of Units                   281        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   16.682596 16.133241 17.561257 16.212589 14.304439 12.500000        --        --        --        --
   Value at End of Year     17.951077 16.682596 16.133241 17.561257 16.212589 14.304439        --        --        --        --
   No. of Units               330,850   311,581   335,929   333,567   381,932   351,762        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   16.567109 16.045535 17.491941 16.172895 14.290823 12.500000        --        --        --        --
   Value at End of Year     17.799951 16.567109 16.045535 17.491941 16.172895 14.290823        --        --        --        --
   No. of Units               529,883   505,289   348,357   163,463    58,633     9,679        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   16.528793 16.016401 17.468892 16.159679 14.286287 12.500000        --        --        --        --
   Value at End of Year     17.749863 16.528793 16.016401 17.468892 16.159679 14.286287        --        --        --        --
   No. of Units                58,628    57,140    59,191    76,131    81,996    81,715        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   13.665317 13.261520 14.485848 13.420383 12.500000        --        --        --        --        --
   Value at End of Year     14.652734 13.665317 13.261520 14.485848 13.420383        --        --        --        --        --
   No. of Units                70,879    62,639    59,324    22,399     1,905        --        --        --        --        --

GLOBAL BOND TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   17.250355 16.642167 18.084517 16.660993 14.663597 12.397792 12.526713 12.511533 13.615563 12.850434
   Value at End of Year     18.619691 17.250355 16.642167 18.084517 16.660993 14.663597 12.397792 12.526713 12.511533 13.615563
   No. of Units               963,116   944,192 1,027,278 1,111,403 1,189,650 1,326,115   584,519   729,484   554,823   184,399

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   17.306556 16.704718 18.161547 16.740365 14.740820 12.469302 12.500000        --        --        --
   Value at End of Year     18.670962 17.306556 16.704718 18.161547 16.740365 14.740820 12.469302        --        --        --
   No. of Units               230,100   266,601   278,322   319,201   368,936   326,107    83,972        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   17.514287 16.930541 18.434631 17.017639 15.007467 12.713906 12.871966 12.500000        --        --
   Value at End of Year     18.866598 17.514287 16.930541 18.434631 17.017639 15.007467 12.713906 12.871966        --        --
   No. of Units                96,877   115,705   114,977   123,444   189,298   180,849    96,866    49,507        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   17.102952 16.541159 18.019638 16.642888 14.684326 12.446362 12.500000        --        --        --
   Value at End of Year     18.414247 17.102952 16.541159 18.019638 16.642888 14.684326 12.446362        --        --        --
   No. of Units               100,998    93,439   110,907   117,826   191,875   156,671    59,230        --        --        --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   18.774687 15.876722 14.591952 12.939652 10.329245 12.500000        --        --        --        --
   Value at End of Year     18.686742 18.774687 15.876722 14.591952 12.939652 10.329245        --        --        --        --
   No. of Units               202,806   190,954   228,738   216,560   162,100   110,632        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   18.731234 15.847876 14.572703 12.929075 10.325957 12.500000        --        --        --        --
   Value at End of Year     18.634126 18.731234 15.847876 14.572703 12.929075 10.325957        --        --        --        --
   No. of Units               162,087   177,861   184,253   199,246   189,132   172,759        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   18.601523 15.761684 14.515144 12.897371 10.316092 12.500000        --        --        --        --
   Value at End of Year     18.477197 18.601523 15.761684 14.515144 12.897371 10.316092        --        --        --        --
   No. of Units                67,184    63,733    64,911    40,042     7,864       915        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   18.558468 15.733051 14.495997 12.886822 10.312805 12.500000        --        --        --        --
   Value at End of Year     18.425160 18.558468 15.733051 14.495997 12.886822 10.312805        --        --        --        --
   No. of Units                48,401    55,718    65,496    59,467    63,978    21,121        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   21.611590 18.348762 16.931332 15.074458 12.500000        --        --        --        --        --
   Value at End of Year     21.424016 21.611590 18.348762 16.931332 15.074458        --        --        --        --        --
   No. of Units                   577       585       307     2,292     2,375        --        --        --        --        --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   18.947552 15.992624 14.669129 12.983199 10.345146 12.988963 15.723185 14.232856 13.944724 12.616506
   Value at End of Year     18.904010 18.947552 15.992624 14.669129 12.983199 10.345146 12.988963 15.723185 14.232856 13.944724
   No. of Units               887,640 1,105,450 1,337,971 1,510,240 1,687,116 2,148,186 2,616,086 2,821,569 2,778,245 1,124,989

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   15.312090 12.930563 11.866384 10.507840  8.376938 10.523033 12.500000        --        --        --
   Value at End of Year     15.269214 15.312090 12.930563 11.866384 10.507840  8.376938 10.523033        --        --        --
   No. of Units               233,312   271,507   312,489   336,937   351,922   410,924   213,812        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   16.138760 13.649055 12.544497 11.125022  8.882263 11.174588 13.554144 12.500000        --        --
   Value at End of Year     16.069322 16.138760 13.649055 12.544497 11.125022  8.882263 11.174588 13.554144        --        --
   No. of Units               107,160   123,331   140,032   147,681   175,525   203,711   245,949   148,782        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   15.131896 12.803909 11.773610 10.446602  8.344776 10.503647 12.500000        --        --        --
   Value at End of Year     15.059216 15.131896 12.803909 11.773610 10.446602  8.344776 10.503647        --        --        --
   No. of Units               186,961   210,413   268,863   274,068   293,462   348,085   250,397        --        --        --

GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES
(units first credited 8-04-2003)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 13.920860 12.500000        --        --        --        --        --
   Value at End of Year            --        --        -- 13.953540 13.920860        --        --        --        --        --
   No. of Units                    --        --        --       500     6,310        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year          --        --        -- 13.906689 12.000000        --        --        --        --        --
   Value at End of Year            --        --        -- 13.904434 13.906689        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year          --        --        -- 13.898191 12.500000        --        --        --        --        --
   Value at End of Year            --        --        -- 13.875058 13.898191        --        --        --        --        --

HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   18.991253 17.830852 16.107097 14.220030 10.626002 12.500000        --        --        --        --
   Value at End of Year     21.959388 18.991253 17.830852 16.107097 14.220030 10.626002        --        --        --        --
   No. of Units               372,757   386,178   357,276   331,788   300,443   187,281        --        --        --        --
   No. of Units                    90        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   18.947299 17.798466 16.085865 14.208412 10.622622 12.500000        --        --        --        --
   Value at End of Year     21.897565 18.947299 17.798466 16.085865 14.208412 10.622622        --        --        --        --
   No. of Units               307,875   371,411   424,736   464,666   478,349   357,514        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   18.816077 17.701664 16.022313 14.173571 10.612467 12.500000        --        --        --        --
   Value at End of Year     21.713153 18.816077 17.701664 16.022313 14.173571 10.612467        --        --        --        --
   No. of Units                67,120    73,278    74,870    56,393    33,516     5,305        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   18.772553 17.669537 16.001223 14.162014 10.609094 12.500000        --        --        --        --
   Value at End of Year     21.652036 18.772553 17.669537 16.001223 14.162014 10.609094        --        --        --        --
   No. of Units                69,815    87,527   107,200   106,437   108,831    94,382        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   19.797274 18.661963 16.925244 15.002379 12.500000        --        --        --        --        --
   Value at End of Year     22.799521 19.797274 18.661963 16.925244 15.002379        --        --        --        --        --
   No. of Units                 2,786     3,079     3,639     3,114       339        --        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year   17.300977 16.212910 14.617362 12.875164  9.599480 13.399749 12.500000        --        --        --
   Value at End of Year     20.044183 17.300977 16.212910 14.617362 12.875164  9.599480 13.399749        --        --        --
   No. of Units               572,029   644,333   850,616   892,430   968,366   826,002   629,384        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   17.251981 16.175065 14.590517 12.857956  9.591443 13.395250 12.500000        --        --        --
   Value at End of Year     19.977383 17.251981 16.175065 14.590517 12.857956  9.591443 13.395250        --        --        --
   No. of Units               437,964   504,992   555,093   654,738   678,955   630,093   148,136        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   17.105855 16.062084 14.510292 12.806521  9.567392 13.381761 12.500000        --        --        --
   Value at End of Year     19.778328 17.105855 16.062084 14.510292 12.806521  9.567392 13.381761        --        --        --
   No. of Units                50,617    70,186    83,832    88,318    84,739    59,183    27,922        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   17.057425 16.024596 14.483651 12.789412  9.559388 13.377271 12.500000        --        --        --
   Value at End of Year     19.712410 17.057425 16.024596 14.483651 12.789412  9.559388 13.377271        --        --        --
   No. of Units               206,708   248,881   268,992   284,385   308,717   324,941   201,379        --        --        --

HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     11.524517        --        --        --        --        --        --        --        --        --
   No. of Units                49,850        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     11.520657        --        --        --        --        --        --        --        --        --
   No. of Units                15,342        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     11.509109        --        --        --        --        --        --        --        --        --
   No. of Units                   400        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     11.505259        --        --        --        --        --        --        --        --        --
   No. of Units                 1,340        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     11.927110        --        --        --        --        --        --        --        --        --

HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   17.304026 15.941511 15.633635 14.324530 11.713618 12.500000        --        --        --        --
   Value at End of Year     17.268500 17.304026 15.941511 15.633635 14.324530 11.713618        --        --        --        --
   No. of Units               387,546   465,143   527,606   644,525   535,198   182,041        --        --        --        --
   No. of Units                   116        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   17.264001 15.912567 15.613037 14.312819 11.709887 12.500000        --        --        --        --
   Value at End of Year     17.219907 17.264001 15.912567 15.613037 14.312819 11.709887        --        --        --        --
   No. of Units               215,677   287,262   378,988   468,337   595,107   273,788        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   17.144483 15.826048 15.551396 14.277775 11.698735 12.500000        --        --        --        --
   Value at End of Year     17.074920 17.144483 15.826048 15.551396 14.277775 11.698735        --        --        --        --
   No. of Units               108,877   111,397   215,221   181,616   173,522    76,459        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   17.104814 15.797304 15.530886 14.266087 11.695011 12.500000        --        --        --        --
   Value at End of Year     17.026852 17.104814 15.797304 15.530886 14.266087 11.695011        --        --        --        --
   No. of Units                74,724   113,808   138,742   129,647   126,210    58,163        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   16.383314 15.153607 14.920344 13.725905 12.500000        --        --        --        --        --
   Value at End of Year     16.284072 16.383314 15.153607 14.920344 13.725905        --        --        --        --        --
   No. of Units                14,379    17,298    16,660    10,684     3,519        --        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
HIGH YIELD TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   15.743498 14.486910 14.187979 12.974966 10.588976 11.548229 12.409523 13.844359 13.018749 12.864277
   Value at End of Year     15.753619 15.743498 14.486910 14.187979 12.974966 10.588976 11.548229 12.409523 13.844359 13.018749
   No. of Units             1,096,515 1,594,372 1,932,687 2,934,645 3,569,054 2,813,244 2,783,661 2,688,001 2,124,867 1,187,038

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   14.850676 13.672164 13.396712 12.257492 10.008436 10.920556 12.500000        --        --        --
   Value at End of Year     14.852755 14.850676 13.672164 13.396712 12.257492 10.008436 10.920556        --        --        --
   No. of Units               429,629   450,056   509,121   636,987   773,893   518,196   193,430        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   14.440385 13.314332 13.065633 11.972562  9.790451 10.698741 11.519841 12.500000        --        --
   Value at End of Year     14.420639 14.440385 13.314332 13.065633 11.972562  9.790451 10.698741 11.519841        --        --
   No. of Units               111,336   162,853   190,991   270,881   342,878   255,279   213,210    63,437        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   14.675971 13.538284 13.292023 12.186112  9.970050 10.900449 12.500000        --        --        --
   Value at End of Year     14.648541 14.675971 13.538284 13.292023 12.186112  9.970050 10.900449        --        --        --
   No. of Units               139,428   177,466   228,180   314,899   602,930   270,619   168,652        --        --        --

INCOME & VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   15.739087 14.743097 14.261910 13.484978 10.844734 12.500000        --        --        --        --
   Value at End of Year     15.636310 15.739087 14.743097 14.261910 13.484978 10.844734        --        --        --        --
   No. of Units               517,798   519,624   553,526   611,366   449,663   310,937        --        --        --        --
   No. of Units                   190        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   15.702709 14.716356 14.243132 13.473973 10.841289 12.500000        --        --        --        --
   Value at End of Year     15.592334 15.702709 14.716356 14.243132 13.473973 10.841289        --        --        --        --
   No. of Units               307,932   395,777   459,154   555,572   522,347   428,533        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   15.593967 14.636323 14.186875 13.440953 10.830938 12.500000        --        --        --        --
   Value at End of Year     15.461015 15.593967 14.636323 14.186875 13.440953 10.830938        --        --        --        --
   No. of Units                94,677   104,558   106,569    93,132    51,598     4,107        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   15.557884 14.609738 14.168176 13.429966 10.827493 12.500000        --        --        --        --
   Value at End of Year     15.417482 15.557884 14.609738 14.168176 13.429966 10.827493        --        --        --        --
   No. of Units                79,755    97,653   116,769   150,881    90,496    72,849        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   16.636484 15.645993 15.195817 14.425737 12.500000        --        --        --        --        --
   Value at End of Year     16.461498 16.636484 15.645993 15.195817 14.425737        --        --        --        --        --
   No. of Units                10,119    10,098    10,481    10,022     6,458        --        --        --        --        --

INCOME & VALUE TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   19.170728 17.917223 17.293562 16.317695 13.102316 15.828793 15.921242 15.408317 14.398732 12.705736
   Value at End of Year     19.083798 19.170728 17.917223 17.293562 16.317695 13.102316 15.828793 15.921242 15.408317 14.398732
   No. of Units             1,633,536 2,002,272 2,460,957 3,163,259 2,666,500 2,859,787 2,843,644 2,227,061 1,754,764   277,339

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   14.544411 13.600186 13.133348 12.398458  9.960340 12.039038 12.500000        --        --        --
   Value at End of Year     14.471187 14.544411 13.600186 13.133348 12.398458  9.960340 12.039038        --        --        --
   No. of Units               520,540   642,131   748,450   864,139   729,718   792,866 1,503,330        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   15.122379 14.161791 13.696136 12.949206 10.418378 12.611582 12.710793 12.500000        --        --
   Value at End of Year     15.023572 15.122379 14.161791 13.696136 12.949206 10.418378 12.611582 12.710793        --        --
   No. of Units               201,454   244,676   292,974   440,583   465,470   484,314   440,801   175,347        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   14.373306 13.467013 13.030695 12.326232  9.922116 12.016868 12.500000        --        --        --
   Value at End of Year     14.272214 14.373306 13.467013 13.030695 12.326232  9.922116 12.016868        --        --        --
   No. of Units               212,287   316,039   369,581   419,638   368,485   365,287   264,002        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
INDEX ALLOCATION TRUST - SERIES II SHARES (units first credited 2-13-2006)

Contracts with no Optional Benefits
   Value at Start of Year   13.503317 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.165798 13.503317        --        --        --        --        --        --        --        --
   No. of Units             1,653,224   786,816        --        --        --        --        --        --        --        --
   No. of Units                   210        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   13.497418 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.152488 13.497418        --        --        --        --        --        --        --        --
   No. of Units                 9,692     4,768        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   13.479737 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.112650 13.479737        --        --        --        --        --        --        --        --
   No. of Units               718,353   347,892        --        --        --        --        --        --        --        --
   No. of Units                    75        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   13.473833 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.099388 13.473833        --        --        --        --        --        --        --        --
   No. of Units                31,046     3,864        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   13.456184 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.059692 13.456184        --        --        --        --        --        --        --        --
   No. of Units                 7,119     7,143        --        --        --        --        --        --        --        --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   19.720898 16.071601 14.106539 12.420452  9.684206 12.500000        --        --        --        --
   Value at End of Year     21.577822 19.720898 16.071601 14.106539 12.420452  9.684206        --        --        --        --
   No. of Units               183,263   182,584   148,278   174,243   145,022   116,451        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   19.675267 16.042404 14.087926 12.410284  9.681116 12.500000        --        --        --        --
   Value at End of Year     21.517079 19.675267 16.042404 14.087926 12.410284  9.681116        --        --        --        --
   No. of Units               247,930   258,978   241,585   257,371   271,775   245,219        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   19.539027 15.955163 14.032279 12.379856  9.671864 12.500000        --        --        --        --
   Value at End of Year     21.335893 19.539027 15.955163 14.032279 12.379856  9.671864        --        --        --        --
   No. of Units                45,709    40,486    19,364     9,947     5,510     3,919        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   19.493830 15.926197 14.013790 12.369741  9.668789 12.500000        --        --        --        --
   Value at End of Year     21.275844 19.493830 15.926197 14.013790 12.369741  9.668789        --        --        --        --
   No. of Units                44,136    53,201    65,489    47,703    48,549    45,003        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   25.568598 20.920451 18.435878 16.297528 12.500000        --        --        --        --        --
   Value at End of Year     27.863889 25.568598 20.920451 18.435878 16.297528        --        --        --        --        --
   No. of Units                 2,271     5,989       416       361       379        --        --        --        --        --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   16.427915 13.371564 11.712557 10.291310  8.023041 10.405088 13.470191 16.397239 12.838403 11.346605
   Value at End of Year     18.021001 16.427915 13.371564 11.712557 10.291310  8.023041 10.405088 13.470191 16.397239 12.838403
   No. of Units               927,936 1,121,277 1,237,783 1,469,396 1,712,555 2,021,990 2,311,974 2,449,906 1,046,739   357,482

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   15.231570 12.403968 10.870422  9.556168  7.453649  9.671494 12.500000        --        --        --
   Value at End of Year     16.700244 15.231570 12.403968 10.870422  9.556168  7.453649  9.671494        --        --        --
   No. of Units               305,457   368,710   360,323   334,920   356,031   331,142   152,953        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   13.499637 11.010008  9.663241  8.507707  6.645829  8.636273 11.202883 12.500000        --        --
   Value at End of Year     14.779017 13.499637 11.010008  9.663241  8.507707  6.645829  8.636273 11.202883        --        --
   No. of Units               107,926   122,090   123,837   154,748   170,278   206,795   255,903   131,842        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR    YEAR      YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED     ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02  12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- -------- -------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   15.052285 12.282437 10.785403  9.500436 7.425008 9.653655 12.500000       --       --       --
   Value at End of Year     16.470517 15.052285 12.282437 10.785403 9.500436 7.425008  9.653655       --       --       --
   No. of Units               109,616   120,646   168,622   192,069  217,150  257,700   213,339       --       --       --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year   20.681530 16.768111 14.631075 12.500000       --       --        --       --       --       --
   Value at End of Year     23.449241 20.681530 16.768111 14.631075       --       --        --       --       --       --
   No. of Units               158,063   226,436   130,660   110,700       --       --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   20.654101 16.754211 14.626224 12.500000       --       --        --       --       --       --
   Value at End of Year     23.406385 20.654101 16.754211 14.626224       --       --        --       --       --       --
   No. of Units                89,390   110,963   109,677   115,162       --       --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   20.571958 16.712550 14.611687 12.500000       --       --        --       --       --       --
   Value at End of Year     23.278165 20.571958 16.712550 14.611687       --       --        --       --       --       --
   No. of Units                24,145    43,751    34,461    21,105       --       --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   20.544632 16.698681 14.606843 12.500000       --       --        --       --       --       --
   Value at End of Year     23.235568 20.544632 16.698681 14.606843       --       --        --       --       --       --
   No. of Units                20,659    35,058    41,620    37,437       --       --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   20.462948 16.657167 14.592329 12.500000       --       --        --       --       --       --
   Value at End of Year     23.108321 20.462948 16.657167 14.592329       --       --        --       --       --       --
   No. of Units                 3,931     4,952     5,069     3,940       --       --        --       --       --       --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year   20.791217 16.826738 14.654378 12.500000       --       --        --       --       --       --
   Value at End of Year     23.626776 20.791217 16.826738 14.654378       --       --        --       --       --       --
   No. of Units               244,925   462,461   277,267   234,512       --       --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   20.763624 16.812786 14.649519 12.500000       --       --        --       --       --       --
   Value at End of Year     23.583557 20.763624 16.812786 14.649519       --       --        --       --       --       --
   No. of Units               130,832   200,801   195,397   221,867       --       --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   20.681056 16.770985 14.634965 12.500000       --       --        --       --       --       --
   Value at End of Year     23.454392 20.681056 16.770985 14.634965       --       --        --       --       --       --
   No. of Units                36,192    97,058    24,929    22,558       --       --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   20.653613 16.757078 14.630119 12.500000       --       --        --       --       --       --
   Value at End of Year     23.411495 20.653613 16.757078 14.630119       --       --        --       --       --       --
   No. of Units                43,938    75,630    62,099    52,287       --       --        --       --       --       --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year   18.729394 15.351670 12.500000        --       --       --        --       --       --       --
   Value at End of Year     22.085049 18.729394 15.351670        --       --       --        --       --       --       --
   No. of Units               527,327   370,887   113,101        --       --       --        --       --       --       --
   No. of Units                    92        --        --        --       --       --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   18.713885 15.346601 12.500000        --       --       --        --       --       --       --
   Value at End of Year     22.055680 18.713885 15.346601        --       --       --        --       --       --       --
   No. of Units               172,702    89,912    22,608        --       --       --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   18.667360 15.331369 12.500000        --       --       --        --       --       --       --
   Value at End of Year     21.967707 18.667360 15.331369        --       --       --        --       --       --       --
   No. of Units                87,516    51,402    16,220        --       --       --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   18.651869 15.326290 12.500000        --       --       --        --       --       --       --
   Value at End of Year     21.938444 18.651869 15.326290        --       --       --        --       --       --       --
   No. of Units                66,127    63,585    39,642        --       --       --        --       --       --       --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   18.605507 15.311073 12.500000        --       --         --        --        --        --       --
   Value at End of Year     21.850951 18.605507 15.311073        --       --         --        --        --        --       --
   No. of Units                 6,211     3,370        --        --       --         --        --        --        --       --

INTERNATIONAL SMALL CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   24.337272 19.377439 17.910728 15.050495  9.878693 12.500000        --        --        --        --
   Value at End of Year     26.332486 24.337272 19.377439 17.910728 15.050495  9.878693        --        --        --        --
   No. of Units               231,739   158,412   166,799   170,357    87,054    53,743        --        --        --        --
   No. of Units                    78        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   24.280982 19.342259 17.887126 15.038195  9.875544 12.500000        --        --        --        --
   Value at End of Year     26.258387 24.280982 19.342259 17.887126 15.038195  9.875544        --        --        --        --
   No. of Units               157,654   156,996   131,077   129,202   110,596    65,894        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   24.112910 19.237114 17.816506 15.001355  9.866121 12.500000        --        --        --        --
   Value at End of Year     26.037340 24.112910 19.237114 17.816506 15.001355  9.866121        --        --        --        --
   No. of Units                59,216    86,241    82,013    56,009    17,077       497        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   24.057133 19.202174 17.793017 14.989089  9.862977 12.500000        --        --        --        --
   Value at End of Year     25.964065 24.057133 19.202174 17.793017 14.989089  9.862977        --        --        --        --
   No. of Units                48,017    47,279    57,475    57,199    57,493    17,903        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   28.738666 22.973265 21.319236 17.986631 12.500000        --        --        --        --        --
   Value at End of Year     30.969956 28.738666 22.973265 21.319236 17.986631        --        --        --        --        --
   No. of Units                17,532    14,540    13,574     7,114       629        --        --        --        --        --

INTERNATIONAL SMALL CAP TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   22.846198 18.165313 16.755333 14.056721  9.213754 11.237365 16.566096 23.749328 13.042850 11.841960
   Value at End of Year     24.772340 22.846198 18.165313 16.755333 14.056721  9.213754 11.237365 16.566096 23.749328 13.042850
   No. of Units               850,583   939,745 1,019,832 1,202,122 1,272,217 1,448,847 1,890,753 2,517,221   744,863   306,705

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   17.629649 14.024570 12.942439 10.863371  7.124165  8.693187 12.500000        --        --        --
   Value at End of Year     19.106381 17.629649 14.024570 12.942439 10.863371  7.124165  8.693187        --        --        --
   No. of Units               206,667   169,153   158,856   154,062   140,047   103,836    71,845        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   13.667782 10.889133 10.063969  8.460002  5.556362  6.790288 10.030446 12.500000        --        --
   Value at End of Year     14.790338 13.667782 10.889133 10.063969  8.460002  5.556362  6.790288 10.030446        --        --
   No. of Units               153,247   156,726   169,477   211,777   221,197   240,692   336,043   220,745        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   17.422186 13.887184 12.841222 10.800031  7.096787  8.677144 12.500000        --        --        --
   Value at End of Year     18.843619 17.422186 13.887184 12.841222 10.800031  7.096787  8.677144        --        --        --
   No. of Units                87,239    83,347    76,909    90,663    87,045    96,616   129,049        --        --        --

INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   23.001890 18.070607 16.636993 13.921688  9.783417 12.500000        --        --        --        --
   Value at End of Year     24.765577 23.001890 18.070607 16.636993 13.921688  9.783417        --        --        --        --
   No. of Units               815,489   948,384   916,366   833,752   625,371   529,848        --        --        --        --
   No. of Units                    81        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   22.948700 18.037802 16.615070 13.910309  9.780303 12.500000        --        --        --        --
   Value at End of Year     24.695889 22.948700 18.037802 16.615070 13.910309  9.780303        --        --        --        --
   No. of Units               578,125   744,680   792,671   694,947   642,023   533,862        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   22.789826 17.939725 16.549456 13.876213  9.770965 12.500000        --        --        --        --
   Value at End of Year     24.487969 22.789826 17.939725 16.549456 13.876213  9.770965        --        --        --        --
   No. of Units               185,326   193,480   186,031    90,653    26,197     9,713        --        --        --        --
   No. of Units                   708        --        --        --        --        --        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   22.737135 17.907172 16.527670 13.864886  9.767854 12.500000        --        --        --        --
   Value at End of Year     24.419073 22.737135 17.907172 16.527670 13.864886  9.767854        --        --        --        --
   No. of Units               160,361   167,710   168,420   132,370   116,135    99,265        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   28.234118 22.269720 20.584902 17.294424 12.500000        --        --        --        --        --
   Value at End of Year     30.277002 28.234118 22.269720 20.584902 17.294424        --        --        --        --        --
   No. of Units                20,408    26,839    23,280    10,941     5,069        --        --        --        --        --

INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 5-01-1999)

Contracts with no Optional Benefits
   Value at Start of Year   17.678484 15.763435 14.482400 12.101830  8.484548 10.487935 11.832776 12.847324 12.500000        --
   Value at End of Year     21.689832 17.678484 15.763435 14.482400 12.101830  8.484548 10.487935 11.832776 12.847324        --
   No. of Units             2,475,373 3,279,451 3,779,918 2,358,201 2,344,487 2,265,923 1,904,561 1,730,754   644,472        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   21.284163 16.688632 15.340055 12.824929  8.995998 11.125714 12.500000        --        --        --
   Value at End of Year     22.939898 21.284163 16.688632 15.340055 12.824929  8.995998 11.125714        --        --        --
   No. of Units               710,089   777,418   816,473   586,596   502,295   503,476   173,584        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   19.934114 15.653467 14.410076 12.065552  8.476026 10.498425 11.868508 12.500000        --        --
   Value at End of Year     21.452462 19.934114 15.653467 14.410076 12.065552  8.476026 10.498425 11.868508        --        --
   No. of Units               305,351   362,371   492,659   330,995   298,676   277,119   191,600   119,058        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   21.033709 16.525161 15.220122 12.750185  8.961446 11.105217 12.500000        --        --        --
   Value at End of Year     22.624438 21.033709 16.525161 15.220122 12.750185  8.961446 11.105217        --        --        --
   No. of Units               335,339   397,765   473,292   379,816   349,122   353,494   223,671        --        --        --

INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   14.840203 14.581393 14.514565 14.086938 13.341290 12.500000        --        --        --        --
   Value at End of Year     15.475667 14.840203 14.581393 14.514565 14.086938 13.341290        --        --        --        --
   No. of Units               699,118   599,015   437,529   319,935   334,870   200,438        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   14.805861 14.554897 14.495417 14.075410 13.337047 12.500000        --        --        --        --
   Value at End of Year     15.432100 14.805861 14.554897 14.495417 14.075410 13.337047        --        --        --        --
   No. of Units               249,312   292,236   300,516   344,143   477,424   432,480        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   14.703313 14.475739 14.438164 14.040925 13.324346 12.500000        --        --        --        --
   Value at End of Year     15.302123 14.703313 14.475739 14.438164 14.040925 13.324346        --        --        --        --
   No. of Units               306,290   274,281   159,444    66,125    37,853     4,969        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   14.669332 14.449475 14.419146 14.029455 13.320113 12.500000        --        --        --        --
   Value at End of Year     15.259090 14.669332 14.449475 14.419146 14.029455 13.320113        --        --        --        --
   No. of Units                34,122    49,664    60,080    69,891   135,469   134,683        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   13.246749 13.067750 13.059855 12.726029 12.500000        --        --        --        --        --
   Value at End of Year     13.758552 13.246749 13.067750 13.059855 12.726029        --        --        --        --        --
   No. of Units                 8,460     8,461     6,653     6,999     3,773        --        --        --        --        --

INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   18.473129 18.114647 17.989775 17.432843 16.497349 15.240703 14.422789 13.388502 13.845626 12.932971
   Value at End of Year     19.316370 18.473129 18.114647 17.989775 17.432843 16.497349 15.240703 14.422789 13.388502 13.845626
   No. of Units             1,265,562 1,532,455 1,829,113 2,219,766 2,701,949 3,656,084 3,589,400 2,573,833 2,117,952   795,133

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   15.835689 15.536130 15.436734 14.966330 14.170286 13.097442 12.500000        --        --       --
   Value at End of Year     16.550214 15.835689 15.536130 15.436734 14.966330 14.170286 13.097442        --        --       --
   No. of Units               398,695   393,842   536,084   621,562   701,856   922,382   256,376        --        --       --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   16.521498 16.233223 16.153504 15.684843 14.872861 13.767444 13.054821 12.500000        --       --
   Value at End of Year     17.240954 16.521498 16.233223 16.153504 15.684843 14.872861 13.767444 13.054821        --       --
   No. of Units               157,899   191,540   219,086   288,643   383,496   556,840   382,829    92,766        --       --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   15.649395 15.384013 15.316097 14.879188 14.115980 13.073356 12.500000        --        --        --
   Value at End of Year     16.322669 15.649395 15.384013 15.316097 14.879188 14.115980 13.073356        --        --        --
   No. of Units               164,157   251,017   283,281   332,729   453,180   625,558   480,844        --        --        --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year          --        -- 13.003457 12.459436 10.103824 12.500000        --        --        --        --
   Value at End of Year            --        -- 12.800895 13.003457 12.459436 10.103824        --        --        --        --
   No. of Units                    --        --   528,213   555,743   525,535   408,713        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year          --        -- 12.986307 12.449252 10.100613 12.500000        --        --        --        --
   Value at End of Year            --        -- 12.777630 12.986307 12.449252 10.100613        --        --        --        --
   No. of Units                    --        --   711,619   785,395   873,186   677,092        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year          --        -- 12.935008 12.418740 10.090965 12.500000        --        --        --        --
   Value at End of Year            --        -- 12.708135 12.935008 12.418740 10.090965        --        --        --        --
   No. of Units                    --        --   123,910    97,380    37,435     3,838        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year          --        -- 12.917963 12.408589 10.087755 12.500000        --        --        --        --
   Value at End of Year            --        -- 12.685050 12.917963 12.408589 10.087755        --        --        --        --
   No. of Units                    --        --   202,616   225,355   223,541   188,632        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year          --        -- 15.239625 14.660737 12.500000        --        --        --        --        --
   Value at End of Year            --        -- 14.942499 15.239625 14.660737        --        --        --        --        --
   No. of Units                    --        --     4,695     6,460     5,269        --        --        --        --        --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year          --        -- 12.213711 11.683391  9.467861 12.461213 15.400808 18.238886 14.785253 12.605559
   Value at End of Year            --        -- 12.055732 12.213711 11.683391  9.467861 12.461213 15.400808 18.238886 14.785253
   No. of Units                    --        -- 3,141,109 4,000,802 4,690,539 5,621,065 6,562,505 6,809,886 2,373,175   191,997

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year          --        --  9.713776  9.296665  7.537509  9.925531 12.500000        --        --        --
   Value at End of Year            --        --  9.583354  9.713776  9.296665  7.537509  9.925531        --        --        --
   No. of Units                    --        -- 1,035,819 1,234,766 1,393,576 1,560,881   656,051        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year          --        --  8.594678  8.238003  6.689181  8.821694 10.924721 12.500000        --        --
   Value at End of Year            --        --  8.466611  8.594678  8.238003  6.689181  8.821694 10.924721        --        --
   No. of Units                    --        -- 1,022,004 1,126,832 1,228,796 1,282,709 1,321,074   751,651        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year          --        --  9.637803  9.242469  7.508544  9.907230 12.500000        --        --        --
   Value at End of Year            --        --  9.489465  9.637803  9.242469  7.508544  9.907230        --        --        --
   No. of Units                    --        --   571,098   664,101   737,120   833,740   579,502        --        --        --

LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year   15.489920 13.780661 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.444249 15.489920 13.780661        --        --        --        --        --        --        --
   No. of Units             1,502,982    18,567     9,486        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   15.477074 13.776099 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.423681 15.477074 13.776099        --        --        --        --        --        --        --
   No. of Units               456,354     1,555     3,665        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   15.438588 13.762408 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.362135 15.438588 13.762408        --        --        --        --        --        --        --
   No. of Units               227,715    21,067    15,530        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   15.425789 13.757857 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.341680 15.425789 13.757857        --        --        --        --        --        --        --
   No. of Units               147,818        --        --        --        --        --        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   15.387420 13.744181 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.280459 15.387420 13.744181        --        --        --        --        --        --        --
   No. of Units                 2,420        --        --        --        --        --        --        --        --        --

LARGE CAP VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year   24.417773 21.422921 18.875654 15.774603 12.500000        --        --        --        --        --
   Value at End of Year     25.045492 24.417773 21.422921 18.875654 15.774603        --        --        --        --        --
   No. of Units               546,446   780,070   588,718   300,576    10,095        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   24.373236 21.394511 18.860014 15.769426 12.500000        --        --        --        --        --
   Value at End of Year     24.987242 24.373236 21.394511 18.860014 15.769426        --        --        --        --        --
   No. of Units               330,595   417,237   220,433   108,288     1,275        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   24.240081 21.309471 18.813146 15.753916 12.500000        --        --        --        --        --
   Value at End of Year     24.813291 24.240081 21.309471 18.813146 15.753916        --        --        --        --        --
   No. of Units                72,512   116,968   113,630    44,665     6,876        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   24.195873 21.281217 18.797558 15.748752 12.500000        --        --        --        --        --
   Value at End of Year     24.755576 24.195873 21.281217 18.797558 15.748752        --        --        --        --        --
   No. of Units                94,562   135,504    68,538    27,769     3,035        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   24.063689 21.196621 18.750852 15.733252 12.500000        --        --        --        --        --
   Value at End of Year     24.583234 24.063689 21.196621 18.750852 15.733252        --        --        --        --        --
   No. of Units                 7,094    12,939    10,614     2,676        --        --        --        --        --        --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   18.756146 16.536348 15.201986 13.303764 10.014935 12.500000        --        --        --        --
   Value at End of Year     20.018678 18.756146 16.536348 15.201986 13.303764 10.014935        --        --        --        --
   No. of Units             1,216,162 1,120,419 1,148,674 1,022,079   652,925   469,497        --        --        --        --
   No. of Units                   234        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   18.712737 16.506305 15.181940 13.292884 10.011744 12.500000        --        --        --        --
   Value at End of Year     19.962306 18.712737 16.506305 15.181940 13.292884 10.011744        --        --        --        --
   No. of Units               634,371   741,851   780,719   793,965   715,711   550,629        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   18.583189 16.416565 15.121981 13.260309 10.002183 12.500000        --        --        --        --
   Value at End of Year     19.794237 18.583189 16.416565 15.121981 13.260309 10.002183        --        --        --        --
   No. of Units               296,385   302,739   269,469   111,190   227,621   215,430        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   18.540185 16.386754 15.102039 13.249464  9.998998 12.500000        --        --        --        --
   Value at End of Year     19.738493 18.540185 16.386754 15.102039 13.249464  9.998998        --        --        --        --
   No. of Units               130,778   168,450   168,242   222,010   188,117    86,049        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   22.210881 19.660485 18.146230 15.944168 12.500000        --        --        --        --        --
   Value at End of Year     23.610809 22.210881 19.660485 18.146230 15.944168        --        --        --        --        --
   No. of Units                45,411    54,363    46,136    38,360    12,707        --        --        --        --        --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   16.545656 14.553381 13.359069 11.690968  8.800835 11.272948 13.263783 14.195565 12.579492 12.184094
   Value at End of Year     17.682676 16.545656 14.553381 13.359069 11.690968  8.800835 11.272948 13.263783 14.195565 12.579492
   No. of Units             1,575,554 2,051,738 2,008,348 2,022,246 1,994,366 1,906,306 2,043,539 1,664,008   832,852   369,032

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   15.173208 13.352843 12.263158 10.737289  8.086960 10.363738 12.500000        --        --        --
   Value at End of Year     16.207762 15.173208 13.352843 12.263158 10.737289  8.086960 10.363738        --        --        --
   No. of Units               762,042   962,151   884,969   868,794   816,086   739,243   274,284        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   14.633510 12.897174 11.862395 10.402017  7.846184 10.070301 11.872645 12.500000        --        --
   Value at End of Year     15.607707 14.633510 12.897174 11.862395 10.402017  7.846184 10.070301 11.872645        --        --
   No. of Units               174,708   268,663   231,333   249,076   249,962   243,058   266,838   179,283        --        --

Vantage Prior

                              YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR
                             ENDED       ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01  12/31/00  12/31/99  12/31/98
                           ---------- ---------- ---------- ---------  ---------- ---------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   14.994654  13.222062  12.167277  10.674703   8.055893  10.344632 12.500000        --        --        --
   Value at End of Year     15.984856  14.994654  13.222062  12.167277  10.674703   8.055893 10.344632        --        --        --
   No. of Units               280,040    410,093    479,990    488,945    448,711    319,249   191,040        --        --        --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   18.014631  16.261645  15.462674  13.847840  11.344216  12.500000        --        --        --        --
   Value at End of Year     18.847133  18.014631  16.261645  15.462674  13.847840  11.344216        --        --        --        --
   No. of Units            40,317,394 33,120,895 24,211,507 12,415,096  3,242,220  2,169,689        --        --        --        --
   No. of Units                12,453         --         --         --         --         --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   17.972956  16.232118  15.442298  13.836523  11.340607  12.500000        --        --        --        --
   Value at End of Year     18.794077  17.972956  16.232118  15.442298  13.836523  11.340607        --        --        --        --
   No. of Units             4,140,123  4,286,258  4,307,494  4,134,409  3,642,130  3,197,418        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   17.848505  16.143848  15.381311  13.802621  11.329788  12.500000        --        --        --        --
   Value at End of Year     18.635822  17.848505  16.143848  15.381311  13.802621  11.329788        --        --        --        --
   No. of Units            16,651,923 13,861,070  9,885,418  4,522,346    714,035    348,694        --        --        --        --
   No. of Units                29,848         --         --         --         --         --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   17.807218  16.114542  15.361043  13.791340  11.326188  12.500000        --        --        --        --
   Value at End of Year     18.583372  17.807218  16.114542  15.361043  13.791340  11.326188        --        --        --        --
   No. of Units               649,320    705,305    796,374    690,174    601,338    412,922        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   18.672085  16.922481  16.155343  14.526297  12.500000         --        --        --        --        --
   Value at End of Year     19.456557  18.672085  16.922481  16.155343  14.526297         --        --        --        --        --
   No. of Units               892,870    922,572    834,772    426,091    186,079         --        --        --        --        --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   19.332063  17.415600  16.547812  14.808901  12.131533  13.682573 14.594658 14.456141 13.059244 12.545543
   Value at End of Year     20.264766  19.332063  17.415600  16.547812  14.808901  12.131533 13.682573 14.594658 14.456141 13.059244
   No. of Units            10,179,524 11,494,886 11,728,355 11,283,081 10,989,760 10,276,309 9,273,003 7,621,122 5,729,760 3,939,118

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and  prior to 5-5-2003)
   Value at Start of Year   16.228507  14.627009  13.905101  12.450134  10.204305  11.514709 12.500000        --        --        --
   Value at End of Year     17.002930  16.228507  14.627009  13.905101  12.450134  10.204305 11.514709        --        --        --
   No. of Units             3,977,730  4,321,437  4,291,067  4,079,233  3,810,840  3,450,452 1,187,221        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   16.170504  14.596536  13.896892  12.461505  10.228949  11.559863 12.355297 12.500000        --        --
   Value at End of Year     16.916624  16.170504  14.596536  13.896892  12.461505  10.228949 11.559863 12.355297        --        --
   No. of Units             1,488,996  1,627,833  1,667,395  1,574,560  1,251,961  1,160,624 1,118,988   512,761        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   16.037556  14.483759  13.796388  12.377588  10.165146  11.493504 12.500000        --        --        --
   Value at End of Year     16.769106  16.037556  14.483759  13.796388  12.377588  10.165146 11.493504        --        --        --
   No. of Units             2,392,019  2,670,852  2,664,999  2,601,612  2,528,331  2,066,405 1,321,349        --        --        --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   15.786743  14.827729  14.647741  13.710475  12.482816  12.500000        --        --        --        --
   Value at End of Year     16.346703  15.786743  14.827729  14.647741  13.710475  12.482816        --        --        --        --
   No. of Units             4,506,267  2,984,536  2,477,002  1,848,666    846,094    483,478        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   15.750237  14.800809  14.628436  13.699260  12.478846  12.500000        --        --        --        --
   Value at End of Year     16.300704  15.750237  14.800809  14.628436  13.699260  12.478846        --        --        --        --
   No. of Units               563,115    498,531    514,476    582,742    752,018    549,769        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   15.641174  14.720320  14.570649  13.665685  12.466950  12.500000        --        --        --        --
   Value at End of Year     16.163444  15.641174  14.720320  14.570649  13.665685  12.466950        --        --        --        --
   No. of Units             1,905,841  1,265,059  1,182,877    802,698    252,968     72,309        --        --        --        --

Vantage Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year    15.604980  14.693588  14.551458  13.654527 12.462996 12.500000        --        --        --        --
   Value at End of Year      16.117936  15.604980  14.693588  14.551458 13.654527 12.462996        --        --        --        --
   No. of Units                111,699    120,343    123,769    137,000   138,259   144,977        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year    15.091412  14.231278  14.114727  13.264653 12.500000        --        --        --        --        --
   Value at End of Year      15.563993  15.091412  14.231278  14.114727 13.264653        --        --        --        --        --
   No. of Units                108,015    122,228    138,672     79,838    29,887        --        --        --        --        --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year    19.601534  18.358096  18.121609  16.950102 15.431874 15.407658 15.160940 14.296546 13.933826 12.839861
   Value at End of Year      20.336511  19.601534  18.358096  18.121609 16.950102 15.431874 15.407658 15.160940 14.296546 13.933826
   No. of Units              2,179,833  2,132,403  2,238,385  2,319,819 2,330,163 2,420,641 2,000,113 1,562,853 1,593,353   839,362

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year    15.999141  14.991697  14.805955  13.855737 12.620988 12.607483 12.500000        --        --        --
   Value at End of Year      16.590702  15.999141  14.991697  14.805955 13.855737 12.620988 12.607483        --        --        --
   No. of Units                561,749    585,300    620,220    619,173   686,486   744,882    10,676        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year    16.496119  15.480522  15.311609  14.350511 13.091280 13.096907 12.913124 12.500000        --        --
   Value at End of Year      17.080287  16.496119  15.480522  15.311609 14.350511 13.091280 13.096907 12.913124        --        --
   No. of Units                319,461    294,112    347,751    322,026   255,474   230,048   161,087    11,403        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year    15.810935  14.844916  14.690259  13.775052 12.572600 12.584297 12.500000        --        --        --
   Value at End of Year      16.362615  15.810935  14.844916  14.690259 13.775052 12.572600 12.584297        --        --        --
   No. of Units                401,079    387,589    588,687    660,713   438,023   530,281   158,202        --        --        --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year    18.298882  16.405116  15.353990  13.607605 10.676694 12.500000        --        --        --        --
   Value at End of Year      19.323682  18.298882  16.405116  15.353990 13.607605 10.676694        --        --        --        --
   No. of Units             51,153,986 39,243,411 24,747,793 11,814,241 2,783,038 1,647,423        --        --        --        --
   No. of Units                 53,638         --         --         --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year    18.256564  16.375343  15.333760  13.596489 10.673290 12.500000        --        --        --        --
   Value at End of Year      19.269309  18.256564  16.375343  15.333760 13.596489 10.673290        --        --        --        --
   No. of Units              3,564,504  4,198,388  4,127,677  4,183,582 3,896,703 2,819,307        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year    18.130144  16.286288  15.273191  13.563170 10.663111 12.500000        --        --        --        --
   Value at End of Year      19.107030  18.130144  16.286288  15.273191 13.563170 10.663111        --        --        --        --
   No. of Units             25,756,273 19,387,383 12,065,922  5,041,971   755,261   336,348        --        --        --        --
   No. of Units                 32,601         --         --         --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year    18.088234  16.256748  15.253084  13.552095 10.659720 12.500000        --        --        --        --
   Value at End of Year      19.053279  18.088234  16.256748  15.253084 13.552095 10.659720        --        --        --        --
   No. of Units                457,449    546,330    523,420    529,437   455,404   365,982        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year    20.178077  18.162135  17.066334  15.185956 12.500000        --        --        --        --        --
   Value at End of Year      21.222590  20.178077  18.162135  17.066334 15.185956        --        --        --        --        --
   No. of Units                923,518  1,014,785    800,504    327,994    57,928        --        --        --        --        --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year    18.180858  16.267768  15.204107  13.476229 10.564695 12.750370 14.237879 14.903883 12.985550 12.418021
   Value at End of Year      19.246306  18.180858  16.267768  15.204107 13.476229 10.564695 12.750370 14.237879 14.903883 12.985550
   No. of Units              8,481,207  9,887,475 10,057,591  9,394,355 8,842,207 8,238,473 8,372,801 6,749,479 4,346,395 2,996,409

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year    15.558010  13.927854  13.023667  11.549376  9.058659 10.938240 12.500000        --        --        --
   Value at End of Year      16.461476  15.558010  13.927854  13.023667 11.549376  9.058659 10.938240        --        --        --
   No. of Units              3,517,482  4,214,167  3,977,260  3,731,526 3,573,334 3,214,133 1,161,666        --        --        --

Vantage Prior

                               YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)

   Value at Start of Year    15.253653 13.675831 12.807137 11.374440  8.934824 10.804923 12.089786 12.500000        --        --
   Value at End of Year      16.115116 15.253653 13.675831 12.807137 11.374440  8.934824 10.804923 12.089786        --        --
   No. of Units              1,146,260 1,310,848 1,240,823 1,182,459 1,164,115 1,217,395 1,145,908    74,231        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year    15.374921 13.791429 12.921837 11.482066  9.023879 10.918093 12.500000        --        --        --
   Value at End of Year      16.235073 15.374921 13.791429 12.921837 11.482066  9.023879 10.918093        --        --        --
   No. of Units              1,652,297 1,832,742 1,909,770 1,819,576 1,592,863 1,278,861   857,298        --        --        --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year    16.768280 15.455954 15.093076 13.805228 11.899608 12.500000        --        --        --        --
   Value at End of Year      17.348500 16.768280 15.455954 15.093076 13.805228 11.899608        --        --        --        --
   No. of Units             10,145,080 8,240,533 7,038,621 3,928,697 1,474,624   859,403        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year    16.729458 15.427866 15.073168 13.793941 11.895826 12.500000        --        --        --        --
   Value at End of Year      17.299634 16.729458 15.427866 15.073168 13.793941 11.895826        --        --        --        --
   No. of Units              1,633,982 1,603,186 1,729,888 1,770,566 1,853,067 1,433,656        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year    16.613664 15.344003 15.013674 13.760160 11.884486 12.500000        --        --        --        --
   Value at End of Year      17.153999 16.613664 15.344003 15.013674 13.760160 11.884486        --        --        --        --
   No. of Units              4,959,397 3,397,173 2,578,618 1,348,141   333,204    48,506        --        --        --        --
   No. of Units                  1,516        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year    16.575223 15.316148 14.993879 13.748912 11.880709 12.500000        --        --        --        --
   Value at End of Year      17.105714 16.575223 15.316148 14.993879 13.748912 11.880709        --        --        --        --
   No. of Units                306,075   334,377   372,398   350,659   320,355   199,315        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year    16.675390 15.431764 15.129688 13.894326 12.500000        --        --        --        --        --
   Value at End of Year      17.183152 16.675390 15.431764 15.129688 13.894326        --        --        --        --        --
   No. of Units                463,928   421,250   344,729   120,806    85,327        --        --        --        --        --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year    19.457765 17.896804 17.450995 15.961953 13.758615 14.561752 14.954083 14.566774 13.711730 12.686656
   Value at End of Year      20.170562 19.457765 17.896804 17.450995 15.961953 13.758615 14.561752 14.954083 14.566774 13.711730
   No. of Units              3,652,406 3,836,080 3,753,053 3,706,376 3,812,308 3,497,438 3,127,339 2,599,476 2,395,187 1,295,672

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year    16.032893 14.754041 14.393694 13.172115 11.359546 12.028658 12.500000        --        --        --
   Value at End of Year      16.611887 16.032893 14.754041 14.393694 13.172115 11.359546 12.028658        --        --        --
   No. of Units              1,333,511 1,412,135 1,390,985 1,458,020 1,643,974 1,527,338   408,832        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year    16.172717 14.904988 14.562713 13.346846 11.527502 12.224839 12.579492 12.500000        --        --
   Value at End of Year      16.731497 16.172717 14.904988 14.562713 13.346846 11.527502 12.224839 12.579492        --        --
   No. of Units                508,464   515,304   441,885   480,181   507,496   485,371   306,328   137,563        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year    15.844272 14.609563 14.281197 13.095398 11.315989 12.006535 12.500000        --        --        --
   Value at End of Year      16.383473 15.844272 14.609563 14.281197 13.095398 11.315989 12.006535        --        --        --
   No. of Units                621,264   701,624   664,107   661,405   549,537   606,820   284,407        --        --        --

MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year           --        -- 17.019053 15.145084 12.500000        --        --        --        --        --
   Value at End of Year             --        -- 17.745050 17.019053 15.145084        --        --        --        --        --
   No. of Units                     --        --   201,165   259,908    38,056        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year           --        -- 17.004947 15.140117 12.500000        --        --        --        --        --
   Value at End of Year             --        -- 17.721510 17.004947 15.140117        --        --        --        --        --
   No. of Units                     --        --   101,565   101,634    57,484        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year           --        -- 16.962682 15.125220 12.500000        --        --        --        --        --
   Value at End of Year             --        -- 17.651047 16.962682 15.125220        --        --        --        --        --
   No. of Units                     --        --    64,652    54,409    27,272        --        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED
                             12/31/07  12/31/06  12/31/05 12/31/04   12/31/03  12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year          --        -- 16.948623 15.120250 12.500000        --        --        --       --       --
   Value at End of Year            --        -- 17.627628 16.948623 15.120250        --        --        --       --       --
   No. of Units                    --        --    35,398    34,517     9,013        --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year          --        -- 16.906484 15.105363 12.500000        --        --        --       --       --
   Value at End of Year            --        -- 17.557524 16.906484 15.105363        --        --        --       --       --
   No. of Units                    --        --     1,790       737     1,297        --        --        --       --       --

MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   17.869677 16.582133 15.064068 13.229759 10.003045 12.500000        --        --       --       --
   Value at End of Year     18.883379 17.869677 16.582133 15.064068 13.229759 10.003045        --        --       --       --
   No. of Units               281,378   322,356   296,910   255,414   235,468   165,624        --        --       --       --
   No. of Units                   291        --        --        --        --        --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   17.828359 16.552044 15.044224 13.218955  9.999868 12.500000        --        --       --       --
   Value at End of Year     18.830247 17.828359 16.552044 15.044224 13.218955  9.999868        --        --       --       --
   No. of Units               217,569   256,735   267,510   304,422   334,960   233,395        --        --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   17.704889 16.462022 14.984785 13.186545  9.990307 12.500000        --        --       --       --
   Value at End of Year     18.671659 17.704889 16.462022 14.984785 13.186545  9.990307        --        --       --       --
   No. of Units               113,215   122,868    76,107    62,541    18,879     2,557        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   17.663957 16.432152 14.965054 13.175782  9.987129 12.500000        --        --       --       --
   Value at End of Year     18.619123 17.663957 16.432152 14.965054 13.175782  9.987129        --        --       --       --
   No. of Units                63,423    67,993    67,344    74,432    73,642    54,597        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   21.220482 19.770230 18.032040 15.899955 12.500000        --        --        --       --       --
   Value at End of Year     22.334253 21.220482 19.770230 18.032040 15.899955        --        --        --       --       --
   No. of Units                 5,784     6,218     3,677     3,843       851        --        --        --       --       --

MID CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Contracts with no Optional Benefits
   Value at Start of Year   19.292293 17.857786 16.189826 14.196474 10.714408 12.826946 13.258777 12.500000       --       --
   Value at End of Year     20.420806 19.292293 17.857786 16.189826 14.196474 10.714408 12.826946 13.258777       --       --
   No. of Units               570,857   695,204   799,590   838,598   964,865   870,042   577,732   266,762       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   17.859239 16.539532 15.002165 13.161635  9.938342 11.903823 12.500000        --       --       --
   Value at End of Year     18.894426 17.859239 16.539532 15.002165 13.161635  9.938342 11.903823        --       --       --
   No. of Units               255,929   342,297   324,803   395,899   390,732   391,354   108,248        --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   19.010997 17.632535 16.017501 14.073554 10.642876 12.766859 13.223282 12.500000       --       --
   Value at End of Year     20.082634 19.010997 17.632535 16.017501 14.073554 10.642876 12.766859 13.223282       --       --
   No. of Units                39,299    65,666    55,402    61,309    63,927    80,490    68,602    41,116       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   17.649092 16.377549 14.884878 13.084939  9.900179 11.881892 12.500000        --       --       --
   Value at End of Year     18.634589 17.649092 16.377549 14.884878 13.084939  9.900179 11.881892        --       --       --
   No. of Units               136,307   161,354   181,210   218,778   239,650   153,144    80,113        --       --       --

MID CAP INTERSECTION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --       --       --
   Value at End of Year     11.500147        --        --        --        --        --        --        --       --       --
   No. of Units                33,093        --        --        --        --        --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --        --        --        --        --       --       --
   Value at End of Year     11.496298        --        --        --        --        --        --        --       --       --
   No. of Units                 8,170        --        --        --        --        --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   12.500000        --        --        --        --        --        --        --       --       --
   Value at End of Year     11.484780        --        --        --        --        --        --        --       --       --
   No. of Units                   459        --        --        --        --        --        --        --       --       --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02  12/31/01  12/31/00  12/31/99 12/31/98
                            --------- --------- --------- --------- ---------- --------- --------- --------- --------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   12.500000        --        --        --         --        --        --        --        --   --
   Value at End of Year     11.480937        --        --        --         --        --        --        --        --   --
   No. of Units                 5,063        --        --        --         --        --        --        --        --   --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   12.500000        --        --        --         --        --        --        --        --   --
   Value at End of Year     11.469421        --        --        --         --        --        --        --        --   --

MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   20.771118 18.617492 16.523886 14.132733  10.110257 12.500000        --        --        --   --
   Value at End of Year     25.225502 20.771118 18.617492 16.523886  14.132733 10.110257        --        --        --   --
   No. of Units               617,818   642,322   652,533   458,499    354,941   224,592        --        --        --   --
   No. of Units                   134        --        --        --         --        --        --        --        --   --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   20.723046 18.583665 16.502089 14.121173  10.107030 12.500000        --        --        --   --
   Value at End of Year     25.154462 20.723046 18.583665 16.502089  14.121173 10.107030        --        --        --   --
   No. of Units               469,739   619,194   685,304   489,637    519,230   384,725        --        --        --   --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   20.579558 18.482630 16.436929 14.086575  10.097385 12.500000        --        --        --   --
   Value at End of Year     24.942667 20.579558 18.482630 16.436929  14.086575 10.097385        --        --        --   --
   No. of Units               120,447   118,178    97,800    65,417     29,443     7,166        --        --        --   --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   20.531948 18.449076 16.415260 14.075065  10.094167 12.500000        --        --        --   --
   Value at End of Year     24.872470 20.531948 18.449076 16.415260  14.075065 10.094167        --        --        --   --
   No. of Units               189,177   195,847   230,780   186,746    224,007   135,298        --        --        --   --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   22.767536 20.488505 18.257144 15.677910  12.500000        --        --        --        --   --
   Value at End of Year     27.539112 22.767536 20.488505 18.257144  15.677910        --        --        --        --   --
   No. of Units                22,100    16,233    17,141    14,764      7,759        --        --        --        --   --

MID CAP STOCK TRUST - SERIES I SHARES (units first credited 5-01-1999)

Contracts with no Optional Benefits
   Value at Start of Year   16.321857 14.598760 12.940640 11.041092   7.878591 10.333419 11.792364 12.471106 12.500000   --
   Value at End of Year     19.857538 16.321857 14.598760 12.940640  11.041092  7.878591 10.333419 11.792364 12.471106   --
   No. of Units             3,150,891 3,828,859 4,484,566 2,612,376  2,690,557 2,362,287 2,559,840 2,050,855   751,642   --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   16.773954 15.010610 13.312347 11.363928   8.113009 10.646203 12.500000        --        --   --
   Value at End of Year     20.397327 16.773954 15.010610 13.312347  11.363928  8.113009 10.646203        --        --   --
   No. of Units               938,269 1,066,693 1,210,093   826,759    872,214   779,962   326,705        --        --   --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   16.695404 14.962688 13.289711 11.361678   8.123564 10.676087 12.208008 12.500000        --   --
   Value at End of Year     20.271224 16.695404 14.962688 13.289711  11.361678  8.123564 10.676087 12.208008        --   --
   No. of Units               423,201   517,264   725,070   436,586    475,551   374,904   333,413   194,878        --   --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   16.576491 14.863531 13.208213 11.297670   8.081830 10.626573 12.500000        --        --   --
   Value at End of Year     20.116715 16.576491 14.863531 13.208213  11.297670  8.081830 10.626573        --        --   --
   No. of Units               507,327   566,566   675,722   547,386    512,114   483,340   377,123        --        --   --

MID CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   19.126941 17.338920 16.340740 13.361109  10.843968 12.500000        --        --        --   --
   Value at End of Year     18.926189 19.126941 17.338920 16.340740  13.361109 10.843968        --        --        --   --
   No. of Units               685,330   810,282 1,061,806 1,186,943    879,340   652,614        --        --        --   --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   19.082702 17.307431 16.319200 13.350191  10.840516 12.500000        --        --        --   --
   Value at End of Year     18.872926 19.082702 17.307431 16.319200  13.350191 10.840516        --        --        --   --
   No. of Units               667,821   978,848 1,235,664 1,336,355  1,317,879 1,117,522        --        --        --   --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   18.950561 17.213309 16.254740 13.317463  10.830161 12.500000        --        --        --   --
   Value at End of Year     18.713983 18.950561 17.213309 16.254740  13.317463 10.830161        --        --        --   --
   No. of Units               148,850   174,012   189,039   143,824     60,666    15,689        --        --        --   --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   18.906733 17.182066 16.233322 13.306582 10.826713 12.500000        --       --       --       --
   Value at End of Year     18.661324 18.906733 17.182066 16.233322 13.306582 10.826713        --       --       --       --
   No. of Units               167,702   230,075   251,646   286,842   298,145   282,390        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   22.076874 20.093067 19.012002 15.607730 12.500000        --        --       --       --       --
   Value at End of Year     21.757464 22.076874 20.093067 19.012002 15.607730        --        --       --       --       --
   No. of Units                25,306    29,497    34,166    23,325     5,150        --        --       --       --       --

MID CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year   20.387444 18.442238 17.341729 14.151692 11.465270 12.953850 12.500000       --       --       --
   Value at End of Year     20.211700 20.387444 18.442238 17.341729 14.151692 11.465270 12.953850       --       --       --
   No. of Units             1,284,283 1,685,470 2,061,918 2,307,909 2,059,784 2,138,732   816,530       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   20.329758 18.399218 17.309895 14.132792 11.455678 12.949506 12.500000       --       --       --
   Value at End of Year     20.144379 20.329758 18.399218 17.309895 14.132792 11.455678 12.949506       --       --       --
   No. of Units               889,445 1,122,289 1,349,254 1,394,777 1,448,687 1,466,937   315,019       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   20.157624 18.270755 17.214766 14.076273 11.426974 12.936460 12.500000       --       --       --
   Value at End of Year     19.943701 20.157624 18.270755 17.214766 14.076273 11.426974 12.936460       --       --       --
   No. of Units               127,264   174,275   214,991   244,086   286,641   298,953    65,785       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   20.100558 18.228097 17.183136 14.057453 11.417401 12.932106 12.500000       --       --       --
   Value at End of Year     19.877247 20.100558 18.228097 17.183136 14.057453 11.417401 12.932106       --       --       --
   No. of Units               372,718   463,154   595,408   649,123   673,091   772,723   462,766       --       --       --

MID VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year   16.511571 13.967841 12.500000        --        --        --        --       --       --       --
   Value at End of Year     16.306212 16.511571 13.967841        --        --        --        --       --       --       --
   No. of Units               154,707   162,933    70,162        --        --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   16.497881 13.963215 12.500000        --        --        --        --       --       --       --
   Value at End of Year     16.284498 16.497881 13.963215        --        --        --        --       --       --       --
   No. of Units                43,677    25,601    11,459        --        --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   16.456864 13.949349 12.500000        --        --        --        --       --       --       --
   Value at End of Year     16.219528 16.456864 13.949349        --        --        --        --       --       --       --
   No. of Units                23,565    24,431     7,158        --        --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   16.443227 13.944734 12.500000        --        --        --        --       --       --       --
   Value at End of Year     16.197946 16.443227 13.944734        --        --        --        --       --       --       --
   No. of Units                13,954    11,812       896        --        --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   16.402341 13.930877 12.500000        --        --        --        --       --       --       --
   Value at End of Year     16.133308 16.402341 13.930877        --        --        --        --       --       --       --
   No. of Units                   605       606       607        --        --        --        --       --       --       --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR      YEAR
                              ENDED     ENDED     ENDED      ENDED    ENDED      ENDED      ENDED      ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01   12/31/00   12/31/99  12/31/98
                            --------- --------- --------- --------- --------- ---------- ---------- ---------- --------- ---------
MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   12.621942 12.298010 12.190012 12.306299 12.450973  12.500000         --         --        --        --
   Value at End of Year     12.967736 12.621942 12.298010 12.190012 12.306299  12.450973         --         --        --        --
   No. of Units             5,192,912 3,208,681 2,410,775 2,036,705 1,853,729  2,789,943         --         --        --        --
   No. of Units                25,117        --        --        --        --         --         --         --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   12.592742 12.275678 12.173947 12.296240 12.447023  12.500000         --         --        --        --
   Value at End of Year     12.931237 12.592742 12.275678 12.173947 12.296240  12.447023         --         --        --        --
   No. of Units             1,134,907 1,026,367   966,074   984,890 1,519,478  3,435,922         --         --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   12.505535 12.208916 12.125860 12.266109 12.435154  12.500000         --         --        --        --
   Value at End of Year     12.822332 12.505535 12.208916 12.125860 12.266109  12.435154         --         --        --        --
   No. of Units             2,023,318 1,152,304   937,159 1,060,830   390,915    115,361         --         --        --        --
   No. of Units                10,283        --        --        --        --         --         --         --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   12.476587 12.186730 12.109865 12.256083 12.431204  12.500000         --         --        --        --
   Value at End of Year     12.786222 12.476587 12.186730 12.109865 12.256083  12.431204         --         --        --        --
   No. of Units               284,197   372,523   226,793   423,238   475,247    818,115         --         --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   12.532148 12.259327 12.200243 12.366130 12.500000         --         --         --        --        --
   Value at End of Year     12.823814 12.532148 12.259327 12.200243 12.366130         --         --         --        --        --
   No. of Units                43,365    14,413    38,417   100,430    80,018         --         --         --        --        --

MONEY MARKET TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   14.628450 14.224577 14.071544 14.177380 14.315606  14.370287  14.090782  13.515626 13.123053 12.682927
   Value at End of Year     15.059279 14.628450 14.224577 14.071544 14.177380  14.315606  14.370287  14.090782 13.515626 13.123053
   No. of Units             4,130,921 4,037,964 4,224,817 4,787,954 6,794,728 12,668,416 15,483,458 10,380,388 9,877,862 1,949,743

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   12.898931 12.549067 12.420254 12.519949 12.648340  12.703000  12.500000         --        --        --
   Value at End of Year     13.272146 12.898931 12.549067 12.420254 12.519949  12.648340  12.703000         --        --        --
   No. of Units             1,603,458 1,810,139 1,192,150 1,474,515 2,274,555  4,297,764  2,207,733         --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   13.052854 12.717811 12.606110 12.726413 12.876223  12.951278  12.724933  12.500000        --        --
   Value at End of Year     13.410289 13.052854 12.717811 12.606110 12.726413  12.876223  12.951278  12.724933        --        --
   No. of Units             1,057,846 1,082,328   451,141   468,046   902,376  2,004,109  2,995,931  1,232,430        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   12.747184 12.426192 12.323191 12.447043 12.599861  12.679643  12.500000         --        --        --
   Value at End of Year     13.089667 12.747184 12.426192 12.323191 12.447043  12.599861  12.679643         --        --        --
   No. of Units               576,094   667,675   860,182 1,064,056 1,189,893  1,934,403  2,126,685         --        --        --

NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year   37.658616 31.340000 21.737618 17.798104 12.500000         --         --         --        --        --
   Value at End of Year     52.068897 37.658616 31.340000 21.737618 17.798104         --         --         --        --        --
   No. of Units               771,649   839,163   891,398   515,521    48,703         --         --         --        --        --
   No. of Units                   205        --        --        --        --         --         --         --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   37.589960 31.298451 21.719602 17.792264 12.500000         --         --         --        --        --
   Value at End of Year     51.947846 37.589960 31.298451 21.719602 17.792264         --         --         --        --        --
   No. of Units               404,342   404,044   378,873   229,400    71,754         --         --         --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   37.384678 31.174124 21.665649 17.774754 12.500000         --         --         --        --        --
   Value at End of Year     51.586296 37.384678 31.174124 21.665649 17.774754         --         --         --        --        --
   No. of Units               179,898   202,337   191,510    72,421    15,496         --         --         --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   37.316525 31.132812 21.647706 17.768924 12.500000         --         --         --        --        --
   Value at End of Year     51.466374 37.316525 31.132812 21.647706 17.768924         --         --         --        --        --
   No. of Units               133,606   222,059   214,051   114,209    45,004         --         --         --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   37.112805 31.009193 21.593967 17.751461 12.500000        --        --        --        --        --
   Value at End of Year     51.108267 37.112805 31.009193 21.593967 17.751461        --        --        --        --        --
   No. of Units                13,195    14,312    11,822     3,249        --        --        --        --        --        --

OVERSEAS EQUITY TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year   17.841168 15.144778 12.500000        --        --        --        --        --        --        --
   Value at End of Year     19.710069 17.841168 15.144778        --        --        --        --        --        --        --
   No. of Units                47,956    30,923    30,243        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   17.826373 15.139769 12.500000        --        --        --        --        --        --        --
   Value at End of Year     19.683833 17.826373 15.139769        --        --        --        --        --        --        --
   No. of Units                12,961    17,665    10,642        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   17.782063 15.124737 12.500000        --        --        --        --        --        --        --
   Value at End of Year     19.605311 17.782063 15.124737        --        --        --        --        --        --        --
   No. of Units                16,165    17,689     5,442        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   17.767307 15.119726 12.500000        --        --        --        --        --        --        --
   Value at End of Year     19.579202 17.767307 15.119726        --        --        --        --        --        --        --
   No. of Units                 8,078     6,130     3,461        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   17.723148 15.104725 12.500000        --        --        --        --        --        --        --
   Value at End of Year     19.501116 17.723148 15.104725        --        --        --        --        --        --        --
   No. of Units                 1,497     1,686       218        --        --        --        --        --        --        --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 13.655977  9.650679 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 15.000377 13.655977  9.650679        --        --        --        --
   No. of Units                    --        --        --   187,083   164,513    92,274        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year          --        --        -- 13.644814  9.647607 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 14.980617 13.644814  9.647607        --        --        --        --
   No. of Units                    --        --        --   158,855   154,681   129,984        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year          --        --        -- 13.611378  9.638389 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 14.921449 13.611378  9.638389        --        --        --        --
   No. of Units                    --        --        --    52,465    10,008     3,232        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year          --        --        -- 13.600241  9.635314 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 14.901770 13.600241  9.635314        --        --        --        --
   No. of Units                    --        --        --    51,873    37,024    27,022        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year          --        --        -- 17.911537 12.500000        --        --        --        --        --
   Value at End of Year            --        --        -- 19.596154 17.911537        --        --        --        --        --
   No. of Units                    --        --        --     5,679        70        --        --        --        --        --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 11.716332  8.272807 10.695465 13.768330 17.203799 12.423604 11.688584
   Value at End of Year            --        --        -- 12.895637 11.716332  8.272807 10.695465 13.768330 17.203799 12.423604
   No. of Units                    --        --        -- 2,209,120 2,479,190 3,151,001 3,988,581 4,749,264 1,613,874   463,081

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year          --        --        -- 10.608770  7.494505  9.694096 12.500000        --        --        --
   Value at End of Year            --        --        -- 11.670752 10.608770  7.494505  9.694096        --        --        --
   No. of Units                    --        --        --   399,938   358,302   401,518   237,132        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year          --        --        --  9.492621  6.716070  8.700270 11.222510 12.500000        --        --
   Value at End of Year            --        --        -- 10.427174  9.492621  6.716070  8.700270 11.222510        --        --
   No. of Units                    --        --        --   343,519   393,609   506,282   548,597   341,876        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year          --        --        -- 10.546908  7.465702  9.676220 12.500000        --        --       --
   Value at End of Year            --        --        -- 11.579459 10.546908  7.465702  9.676220        --        --       --
   No. of Units                    --        --        --   209,778   198,961   204,670   168,274        --        --       --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   21.287020 19.490423 15.781873 13.723612  9.918704 12.500000        --        --        --       --
   Value at End of Year     22.811414 21.287020 19.490423 15.781873 13.723612  9.918704        --        --        --       --
   No. of Units               229,351   177,297   354,056   200,985   184,678   117,626        --        --        --       --
   No. of Units                   344        --        --        --        --        --        --        --        --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   21.237781 19.455050 15.761085 13.712408  9.915550 12.500000        --        --        --       --
   Value at End of Year     22.747229 21.237781 19.455050 15.761085 13.712408  9.915550        --        --        --       --
   No. of Units                75,082   106,054   107,739    85,032    94,203    36,228        --        --        --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   21.090748 19.349286 15.698845 13.678796  9.906070 12.500000        --        --        --       --
   Value at End of Year     22.555706 21.090748 19.349286 15.698845 13.678796  9.906070        --        --        --       --
   No. of Units                37,409    23,387    29,037    12,170     5,683       605        --        --        --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   21.041964 19.314161 15.678158 13.667613  9.902913 12.500000        --        --        --       --
   Value at End of Year     22.492242 21.041964 19.314161 15.678158 13.667613  9.902913        --        --        --       --
   No. of Units                15,671    18,026    24,271    16,774    12,133     8,249        --        --        --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   27.993711 25.733555 20.920290 18.264938 12.500000        --        --        --        --       --
   Value at End of Year     29.878045 27.993711 25.733555 20.920290 18.264938        --        --        --        --       --
   No. of Units                 3,647     2,688     7,277     7,141        --        --        --        --        --       --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   13.303600 12.166905  9.825937  8.536943  6.161288  7.154529  8.924717 11.984246  7.472906 7.956465
   Value at End of Year     14.295313 13.303600 12.166905  9.825937  8.536943  6.161288  7.154529  8.924717 11.984246 7.472906
   No. of Units               543,811   682,443   879,350   755,572   895,769 1,090,443 1,204,917 1,689,416 1,419,030  100,760

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   18.512194 16.938917 13.686609 11.897105  8.590662  9.980535 12.500000        --        --       --
   Value at End of Year     19.882184 18.512194 16.938917 13.686609 11.897105  8.590662  9.980535        --        --       --
   No. of Units               194,831   149,517   187,397   137,662   120,162    36,008    19,785        --        --       --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   16.115859 14.768312 11.950609 10.403704  7.523557  8.753934 10.941915 12.500000        --       --
   Value at End of Year     17.282442 16.115859 14.768312 11.950609 10.403704  7.523557  8.753934 10.941915        --       --
   No. of Units                32,612    37,026    58,973    49,414    61,911    51,533    95,137    71,623        --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   18.294340 16.772996 13.579577 11.827751  8.557639  9.962106 12.500000        --        --       --
   Value at End of Year     19.608750 18.294340 16.772996 13.579577 11.827751  8.557639  9.962106        --        --       --
   No. of Units                42,794    38,415    68,166    60,976    47,839    37,344     5,233        --        --       --

PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-01-2004)

Contracts with no Optional Benefits
   Value at Start of Year   14.854858 14.455791 13.857753 12.500000        --        --        --        --        --       --
   Value at End of Year     15.795433 14.854858 14.455791 13.857753        --        --        --        --        --       --
   No. of Units               319,119   485,886   573,404    99,831        --        --        --        --        --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   14.835136 14.443799 13.853157 12.500000        --        --        --        --        --       --
   Value at End of Year     15.766545 14.835136 14.443799 13.853157        --        --        --        --        --       --
   No. of Units               169,274   252,644   306,174   149,463        --        --        --        --        --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   14.776121 14.407891 13.839396 12.500000        --        --        --        --        --       --
   Value at End of Year     15.680159 14.776121 14.407891 13.839396        --        --        --        --        --       --
   No. of Units                29,518    34,254    31,601     8,601        --        --        --        --        --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   14.756486 14.395917 13.834801 12.500000        --        --        --        --        --       --
   Value at End of Year     15.651451 14.756486 14.395917 13.834801        --        --        --        --        --       --
   No. of Units                62,595    81,533    95,907    39,079        --        --        --        --        --       --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR    YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   14.697801 14.360128 13.821054 12.500000        --        --        --       --       --       --
   Value at End of Year     15.565711 14.697801 14.360128 13.821054        --        --        --       --       --       --
   No. of Units                16,950    17,130    15,341    10,927        --        --        --       --       --       --

QUANTITATIVE ALL CAP TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year   20.978248 18.540732 17.376605 15.390302 12.500000        --        --       --       --       --
   Value at End of Year     21.391084 20.978248 18.540732 17.376605 15.390302        --        --       --       --       --
   No. of Units                37,485    13,255    11,254     5,326        --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   20.939982 18.516131 17.362201 15.385251 12.500000        --        --       --       --       --
   Value at End of Year     21.341333 20.939982 18.516131 17.362201 15.385251        --        --       --       --       --
   No. of Units                 6,113    11,186     9,981     1,208       442        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   20.825556 18.442521 17.319052 15.370112 12.500000        --        --       --       --       --
   Value at End of Year     21.192714 20.825556 18.442521 17.319052 15.370112        --        --       --       --       --
   No. of Units                 8,825     9,732     8,940     2,585       312        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   20.787570 18.418066 17.304708 15.365072 12.500000        --        --       --       --       --
   Value at End of Year     21.143435 20.787570 18.418066 17.304708 15.365072        --        --       --       --       --
   No. of Units                 8,243     7,067     4,632     3,683     3,699        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year          --        --        -- 15.349945 12.500000        --        --       --       --       --
   Value at End of Year            --        --        -- 17.261683 15.349945        --        --       --       --       --

QUANTITATIVE MID CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   17.806448 17.423837 15.606134 13.445189  9.871642 12.500000        --       --       --       --
   Value at End of Year     17.146843 17.806448 17.423837 15.606134 13.445189  9.871642        --       --       --       --
   No. of Units                28,475    30,787   105,904    70,140    60,881    26,783        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   17.765255 17.392206 15.585567 13.434196  9.868494 12.500000        --       --       --       --
   Value at End of Year     17.098566 17.765255 17.392206 15.585567 13.434196  9.868494        --       --       --       --
   No. of Units                32,128    47,972    73,982    76,387    66,574    44,972        --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   17.642217 17.297617 15.523988 13.401266  9.859063 12.500000        --       --       --       --
   Value at End of Year     16.954554 17.642217 17.297617 15.523988 13.401266  9.859063        --       --       --       --
   No. of Units                 9,651    10,527    10,910     7,884     2,093       952        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   17.601407 17.266212 15.503527 13.390311  9.855924 12.500000        --       --       --       --
   Value at End of Year     16.906822 17.601407 17.266212 15.503527 13.390311  9.855924        --       --       --       --
   No. of Units                11,052    19,395    32,716    29,009    27,944    24,670        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   20.540070 20.179097 18.146146 15.696317 12.500000        --        --       --       --       --
   Value at End of Year     19.699788 20.540070 20.179097 18.146146 15.696317        --        --       --       --       --
   No. of Units                 1,470     1,445     6,921     7,232       617        --        --       --       --       --

QUANTITATIVE MID CAP TRUST - SERIES I SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year   13.995254 13.654344 12.204367 10.486278  7.687774 10.094110 12.500000       --       --       --
   Value at End of Year     13.492790 13.995254 13.654344 12.204367 10.486278  7.687774 10.094110       --       --       --
   No. of Units               101,674   128,917   201,214   174,255   142,979   143,378    46,230       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   13.955598 13.622454 12.181935 10.472257  7.681326 10.090711 12.500000       --       --       --
   Value at End of Year     13.447795 13.955598 13.622454 12.181935 10.472257  7.681326 10.090711       --       --       --
   No. of Units                41,353    64,300   101,192   101,809    87,018    87,483    22,605       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   13.837415 13.527317 12.114956 10.430346  7.662062 10.080533 12.500000       --       --       --
   Value at End of Year     13.313812 13.837415 13.527317 12.114956 10.430346  7.662062 10.080533       --       --       --
   No. of Units                 3,091     3,198    10,066    14,110    12,283    16,218    11,024       --       --       --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   13.798213 13.495726 12.092684 10.416388  7.655635 10.077137 12.500000        --        --        --
   Value at End of Year     13.269419 13.798213 13.495726 12.092684 10.416388  7.655635 10.077137        --        --        --
   No. of Units                29,433    31,501    54,546    43,554    36,427    37,240    22,952        --        --        --

QUANTITATIVE VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year   18.531396 15.547249 14.510187 12.500000        --        --        --        --        --        --
   Value at End of Year     17.260625 18.531396 15.547249 14.510187        --        --        --        --        --        --
   No. of Units                20,518    19,993    19,321     3,086        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   18.506788 15.534341 14.505374 12.500000        --        --        --        --        --        --
   Value at End of Year     17.229036 18.506788 15.534341 14.505374        --        --        --        --        --        --
   No. of Units                13,822    10,585     8,467     3,670        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   18.433181 15.495717 14.490955 12.500000        --        --        --        --        --        --
   Value at End of Year     17.134628 18.433181 15.495717 14.490955        --        --        --        --        --        --
   No. of Units                    26     2,497     1,690       391        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   18.408742 15.482881 14.486166 12.500000        --        --        --        --        --        --
   Value at End of Year     17.103303 18.408742 15.482881 14.486166        --        --        --        --        --        --
   No. of Units                13,748     7,302     3,997        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   18.335514 15.444378 14.471769 12.500000        --        --        --        --        --        --
   Value at End of Year     17.009575 18.335514 15.444378 14.471769        --        --        --        --        --        --

REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   31.333425 23.088749 21.000811 16.187204 11.832903 12.500000        --        --        --        --
   Value at End of Year     25.984546 31.333425 23.088749 21.000811 16.187204 11.832903        --        --        --        --
   No. of Units               408,303   505,248   549,302   578,054   455,136   366,719        --        --        --        --
   No. of Units                   190        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   31.260964 23.046838 20.973135 16.173990 11.829146 12.500000        --        --        --        --
   Value at End of Year     25.911418 31.260964 23.046838 20.973135 16.173990 11.829146        --        --        --        --
   No. of Units               344,040   481,197   559,142   666,094   685,854   601,049        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   31.044639 22.921571 20.890350 16.134374 11.817865 12.500000        --        --        --        --
   Value at End of Year     25.693308 31.044639 22.921571 20.890350 16.134374 11.817865        --        --        --        --
   No. of Units               106,342   119,488   105,556    64,907    32,471     9,067        --        --        --        --
   No. of Units                   687        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   30.972864 22.879965 20.862826 16.121197 11.814107 12.500000        --        --        --        --
   Value at End of Year     25.621009 30.972864 22.879965 20.862826 16.121197 11.814107        --        --        --        --
   No. of Units                73,772   111,750   123,614   131,725   137,943    95,796        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   30.013763 22.204623 20.277335 15.692344 12.500000        --        --        --        --        --
   Value at End of Year     24.790189 30.013763 22.204623 20.277335 15.692344        --        --        --        --        --
   No. of Units                14,678    18,993    14,638    12,170       369        --        --        --        --        --

REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   34.235521 25.175494 22.858833 17.583209 12.833632 12.705913 12.511528 10.107930 11.158599 13.563334
   Value at End of Year     28.444302 34.235521 25.175494 22.858833 17.583209 12.833632 12.705913 12.511528 10.107930 11.158599
   No. of Units               735,120 1,154,733 1,269,966 1,562,068 1,561,227 1,659,102 1,226,429   883,570   441,160   255,678

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   34.502449 25.384424 23.060028 17.746854 12.959550 12.837004 12.500000        --        --        --
   Value at End of Year     28.651662 34.502449 25.384424 23.060028 17.746854 12.959550 12.837004        --        --        --
   No. of Units               305,190   381,197   442,812   509,780   524,591   517,187   138,224        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   36.737769 27.069419 24.627525 18.981707 13.882066 13.771429 13.588062 12.500000        --        --
   Value at End of Year     30.461925 36.737769 27.069419 24.627525 18.981707 13.882066 13.771429 13.588062        --        --
   No. of Units                59,859    96,010    93,995   123,548   128,045   149,447    83,505    42,484        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- ---------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   34.096757 25.135959 22.879886 17.643542 12.909860 12.813379  12.500000        --        --        --
   Value at End of Year     28.257842 34.096757 25.135959 22.879886 17.643542 12.909860  12.813379        --        --        --
   No. of Units               143,183   196,675   214,481   241,831   236,910   246,382    142,337        --        --        --

REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year   13.648712 13.834658 13.881629 12.967119 12.500000        --         --        --        --        --
   Value at End of Year     14.928741 13.648712 13.834658 13.881629 12.967119        --         --        --        --        --
   No. of Units               836,184 1,014,280 1,244,408 1,181,933   121,548        --         --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   13.623801 13.816296 13.870123 12.962852 12.500000        --         --        --        --        --
   Value at End of Year     14.894013 13.623801 13.816296 13.870123 12.962852        --         --        --        --        --
   No. of Units               395,650   351,264   461,409   346,624   179,066        --         --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   13.549314 13.761317 13.835619 12.950068 12.500000        --         --        --        --        --
   Value at End of Year     14.790272 13.549314 13.761317 13.835619 12.950068        --         --        --        --        --
   No. of Units               157,949   175,574   213,847   134,973   108,576        --         --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   13.524561 13.743041 13.824129 12.945812 12.500000        --         --        --        --        --
   Value at End of Year     14.755832 13.524561 13.743041 13.824129 12.945812        --         --        --        --        --
   No. of Units               311,270   118,106   170,137   180,956    64,263        --         --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   13.450620 13.688363 13.789747 12.933040 12.500000        --         --        --        --        --
   Value at End of Year     14.653049 13.450620 13.688363 13.789747 12.933040        --         --        --        --        --
   No. of Units                17,887    19,094    18,103     6,847       356        --         --        --        --        --

SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   14.225598 13.710251 13.674291 13.779908  9.301177 12.500000         --        --        --        --
   Value at End of Year     16.704780 14.225598 13.710251 13.674291 13.779908  9.301177         --        --        --        --
   No. of Units               470,922   424,690   445,073   507,193   473,288   189,623         --        --        --        --
   No. of Units                   399        --        --        --        --        --         --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   14.192670 13.685341 13.656245 13.768623  9.298205 12.500000         --        --        --        --
   Value at End of Year     16.657741 14.192670 13.685341 13.656245 13.768623  9.298205         --        --        --        --
   No. of Units               321,660   421,568   409,983   428,746   484,926   307,013         --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   14.094385 13.610927 13.602330 13.734908  9.289319 12.500000         --        --        --        --
   Value at End of Year     16.517470 14.094385 13.610927 13.602330 13.734908  9.289319         --        --        --        --
   No. of Units                70,738   126,500   116,322    98,293        --        --         --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   14.061740 13.586174 13.584361 13.723652  9.286347 12.500000         --        --        --        --
   Value at End of Year     16.470936 14.061740 13.586174 13.584361 13.723652  9.286347         --        --        --        --
   No. of Units                39,720    52,242    64,206    71,298   183,452    56,474         --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   16.505199 15.970873 15.992651 16.180953 12.500000        --         --        --        --        --
   Value at End of Year     19.303894 16.505199 15.970873 15.992651 16.180953        --         --        --        --        --
   No. of Units                 2,286     3,237     6,478     5,736     1,586        --         --        --        --        --

SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   10.242519  9.857711  9.807096  9.874338  6.667934 11.432929  19.767418 30.445751 15.499402 10.983380
   Value at End of Year     12.057196 10.242519  9.857711  9.807096  9.874338  6.667934  11.432929 19.767418 30.445751 15.499402
   No. of Units             2,996,685 3,741,399 4,895,642 6,180,727 7,659,680 8,121,805 12,915,806 6,241,520   867,806   156,836

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year    5.716112  5.504111  5.478584  5.518916  3.728675  6.396444  12.500000        --        --        --
   Value at End of Year      6.725460  5.716112  5.504111  5.478584  5.518916  3.728675   6.396444        --        --        --
   No. of Units             1,430,308 1,736,927 2,054,828 2,321,926 2,661,351 2,091,969  1,008,913        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year    4.534603  4.372950  4.359175  4.397877  2.975729  5.112469   8.857329 12.500000        --        --
   Value at End of Year      5.327274  4.534603  4.372950  4.359175  4.397877  2.975729   5.112469  8.857329        --        --
   No. of Units               937,843 1,085,291 1,415,285 1,730,557 2,163,600 2,090,960  2,649,764 1,488,393        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year    5.648806  5.450157  5.435712  5.486717  3.714314  6.384603 12.500000        --       --       --
   Value at End of Year      6.632930  5.648806  5.450157  5.435712  5.486717  3.714314  6.384603        --       --       --
   No. of Units               571,366   653,296   868,716 1,008,081 1,191,337   883,959   856,271        --       --       --

SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year   17.626074 15.811284 12.500000        --        --        --        --        --       --       --
   Value at End of Year     19.743671 17.626074 15.811284        --        --        --        --        --       --       --
   No. of Units               244,268   293,586   178,315        --        --        --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   17.611447 15.806048 12.500000        --        --        --        --        --       --       --
   Value at End of Year     19.717369 17.611447 15.806048        --        --        --        --        --       --       --
   No. of Units               103,364   105,724    87,889        --        --        --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   17.567684 15.790370 12.500000        --        --        --        --        --       --       --
   Value at End of Year     19.638727 17.567684 15.790370        --        --        --        --        --       --       --
   No. of Units                60,491    48,063    29,006        --        --        --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   17.553103 15.785150 12.500000        --        --        --        --        --       --       --
   Value at End of Year     19.612567 17.553103 15.785150        --        --        --        --        --       --       --
   No. of Units                65,485    34,858    17,629        --        --        --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   17.509456 15.769487 12.500000        --        --        --        --        --       --       --
   Value at End of Year     19.534326 17.509456 15.769487        --        --        --        --        --       --       --
   No. of Units                 1,005     1,234       203        --        --        --        --        --       --       --

SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   18.490993 16.002957 15.672027 13.589423  9.496475 12.500000        --        --       --       --
   Value at End of Year     17.777415 18.490993 16.002957 15.672027 13.589423  9.496475        --        --       --       --
   No. of Units               163,171   192,794   213,113   225,578   203,813   140,285        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   18.448234 15.973913 15.651377 13.578325  9.493452 12.500000        --        --       --       --
   Value at End of Year     17.727384 18.448234 15.973913 15.651377 13.578325  9.493452        --        --       --       --
   No. of Units               142,256   178,229   202,440   230,394   262,645   156,714        --        --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   18.320516 15.887075 15.589586 13.545063  9.484387 12.500000        --        --       --       --
   Value at End of Year     17.578116 18.320516 15.887075 15.589586 13.545063  9.484387        --        --       --       --
   No. of Units                32,805    47,133    52,338    40,070    19,354     1,736        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   18.278138 15.858228 15.569039 13.533992  9.481357 12.500000        --        --       --       --
   Value at End of Year     17.528633 18.278138 15.858228 15.569039 13.533992  9.481357        --        --       --       --
   No. of Units                35,028    40,445    54,176    58,515    62,765    53,984        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   22.475541 19.529123 19.201669 16.716921 12.500000        --        --        --       --       --
   Value at End of Year     21.521421 22.475541 19.529123 19.201669 16.716921        --        --        --       --       --
   No. of Units                53,937    53,525    53,430    54,348       525        --        --        --       --       --

SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Contracts with no Optional Benefits
   Value at Start of Year   17.583186 15.183272 14.842265 12.848363  8.950555 11.576533 11.584805 12.500000       --       --
   Value at End of Year     16.936621 17.583186 15.183272 14.842265 12.848363  8.950555 11.576533 11.584805       --       --
   No. of Units               356,636   427,815   548,884   649,635   893,479   658,426   396,856   145,548       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   18.045980 15.590677 15.248124 13.206315  9.204503 11.910953 12.500000        --       --       --
   Value at End of Year     17.373645 18.045980 15.590677 15.248124 13.206315  9.204503 11.910953        --       --       --
   No. of Units               165,523   226,778   294,876   335,760   382,648   273,924    73,115        --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   17.911002 15.497224 15.179394 13.166570  9.190549 11.910780 11.943325 12.500000       --       --
   Value at End of Year     17.217685 17.911002 15.497224 15.179394 13.166570  9.190549 11.910780 11.943325       --       --
   No. of Units                24,204    34,436    39,232    51,414    71,553    49,817    44,654    19,286       --       --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   17.833649 15.437994 15.128916 13.129361  9.169150 11.889003 12.500000        --        --       --
   Value at End of Year     17.134715 17.833649 15.437994 15.128916 13.129361  9.169150 11.889003        --        --       --
   No. of Units                74,934   102,539   136,232   193,311   180,887   104,052    45,674        --        --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year   24.576972 22.651428 21.377714 17.303217 12.500000        --        --        --        --       --
   Value at End of Year     22.308354 24.576972 22.651428 21.377714 17.303217        --        --        --        --       --
   No. of Units               172,370   210,222   234,997   275,279    11,805        --        --        --        --       --
   No. of Units                    87        --        --        --        --        --        --        --        --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   24.532120 22.621373 21.359998 17.297546 12.500000        --        --        --        --       --
   Value at End of Year     22.256435 24.532120 22.621373 21.359998 17.297546        --        --        --        --       --
   No. of Units               148,841   189,952   227,814    92,249    22,588        --        --        --        --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   24.398109 22.531494 21.306957 17.280544 12.500000        --        --        --        --       --
   Value at End of Year     22.101471 24.398109 22.531494 21.306957 17.280544        --        --        --        --       --
   No. of Units                45,186    49,937    47,527    17,063     6,233        --        --        --        --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   24.353590 22.501594 21.289280 17.274877 12.500000        --        --        --        --       --
   Value at End of Year     22.050048 24.353590 22.501594 21.289280 17.274877        --        --        --        --       --
   No. of Units                32,926    53,651    61,873    37,869    10,711        --        --        --        --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   24.220536 22.412166 21.236400 17.257884 12.500000        --        --        --        --       --
   Value at End of Year     21.896498 24.220536 22.412166 21.236400 17.257884        --        --        --        --       --
   No. of Units                 4,398     4,496     4,469        --        --        --        --        --        --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year   24.667850 22.680947 12.500000        --        --        --        --        --        --       --
   Value at End of Year     22.426195 24.667850 22.680947        --        --        --        --        --        --       --
   No. of Units               530,241   700,586   934,783        --        --        --        --        --        --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   24.622839 22.650853 12.500000        --        --        --        --        --        --       --
   Value at End of Year     22.374008 24.622839 22.650853        --        --        --        --        --        --       --
   No. of Units               152,440   192,684   236,435        --        --        --        --        --        --       --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   24.488344 22.560857 12.500000        --        --        --        --        --        --       --
   Value at End of Year     22.218249 24.488344 22.560857        --        --        --        --        --        --       --
   No. of Units                65,048    81,156   111,554        --        --        --        --        --        --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   24.443636 22.530912 12.500000        --        --        --        --        --        --       --
   Value at End of Year     22.166526 24.443636 22.530912        --        --        --        --        --        --       --
   No. of Units                73,521    84,467   104,719        --        --        --        --        --        --       --

SMALL CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year   14.969519 14.153977 12.500000        --        --        --        --        --        --       --
   Value at End of Year     14.780591 14.969519 14.153977        --        --        --        --        --        --       --
   No. of Units                11,366    13,635     4,960        --        --        --        --        --        --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   14.957096 14.149291 12.500000        --        --        --        --        --        --       --
   Value at End of Year     14.760897 14.957096 14.149291        --        --        --        --        --        --       --
   No. of Units                 9,955     3,007     1,569        --        --        --        --        --        --       --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   14.919913 14.135241 12.500000        --        --        --        --        --        --       --
   Value at End of Year     14.701998 14.919913 14.135241        --        --        --        --        --        --       --
   No. of Units                 2,432     2,344     2,297        --        --        --        --        --        --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to  5-5-03)
   Value at Start of Year   14.907552 14.130570 12.500000        --        --        --        --        --        --       --
   Value at End of Year     14.682425 14.907552 14.130570        --        --        --        --        --        --       --
   No. of Units                   447        --        --        --        --        --        --        --        --       --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   14.870468 14.116530 12.500000        --        --        --        --        --        --        --
   Value at End of Year     14.623813 14.870468 14.116530        --        --        --        --        --        --        --

SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year   16.694597 14.243703 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.920697 16.694597 14.243703        --        --        --        --        --        --        --
   No. of Units               683,976   729,819   486,060        --        --        --        --        --        --        --
   No. of Units                   181      --        --          --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   16.680749 14.238985 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.899490 16.680749 14.238985        --        --        --        --        --        --        --
   No. of Units               189,136   156,535   114,439        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   16.639285 14.224850 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.836052 16.639285 14.224850        --        --        --        --        --        --        --
   No. of Units               122,876   132,780    92,550        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   16.625486 14.220135 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.814963 16.625486 14.220135        --        --        --        --        --        --        --
   No. of Units               104,791    79,815    53,895        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   16.584149 14.206019 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.751860 16.584149 14.206019        --        --        --        --        --        --        --
   No. of Units                 1,642       765        --        --        --        --        --        --        --        --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 12.483295  9.079542 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.154800 12.483295  9.079542        --        --        --        --
   No. of Units                    --        --        --   275,151   420,049   164,331        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year          --        --        -- 12.473104  9.076656 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.137468 12.473104  9.076656        --        --        --        --
   No. of Units                    --        --        --   412,933   448,569   326,223        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year          --        --        -- 12.442530  9.067980 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.085579 12.442530  9.067980        --        --        --        --
   No. of Units                    --        --        --    59,623    41,412    13,290        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year          --        --        -- 12.432398  9.065104 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.068374 12.432398  9.065104        --        --        --        --
   No. of Units                                        --    87,599    99,300    84,913        --        --        --        --

Contracts with the Annual Step Death  Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year          --        --        -- 16.217293 12.500000        --        --        --        --        --
   Value at End of Year            --        --        -- 17.021248 16.217293        --        --        --        --        --
   No. of Units                    --        --        --     4,920     4,777        --        --        --        --        --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) -  SERIES I SHARES (units first credited
5-01-1999)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 12.190618  8.861975 12.090352 12.570556 15.906411 12.500000        --
   Value at End of Year            --        --        -- 12.865952 12.190618  8.861975 12.090352 12.570556 15.906411        --
   No. of Units                    --        --        -- 1,611,883 2,001,802 2,033,424 2,118,010 1,799,229   729,934        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and  prior to 5-5-2003)
   Value at Start of Year          --        --        -- 10.759987  7.825877 10.682160 12.500000        --        --        --
   Value at End of Year            --        --        -- 11.350381 10.759987  7.825877 10.682160        --        --        --
   No. of Units                    --        --        --   433,832   535,755   576,958   213,244        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year          --        --        --  9.283714  6.762279  9.244249  9.630818 12.500000        --        --
   Value at End of Year            --        --        --  9.778392  9.283714  6.762279  9.244249  9.630818        --        --
   No. of Units                    --        --        --   287,599   346,740   324,288   321,390   181,602        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year          --        --        -- 10.697265  7.795805 10.662451 12.500000        --        --        --
   Value at End of Year            --        --        -- 11.261605 10.697265  7.795805 10.662451        --        --        --
   No. of Units                    --        --        --   220,101   256,266   261,399   188,907        --        --        --

SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-01-2004)

Contracts with no Optional Benefits
   Value at Start of Year   16.307570 15.711835 15.054580 12.500000        --        --        --        --        --        --
   Value at End of Year     14.976774 16.307570 15.711835 15.054580        --        --        --        --        --        --
   No. of Units                46,661    73,857   310,303    53,890        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   16.285929 15.698807 15.049596 12.500000        --        --        --        --        --        --
   Value at End of Year     14.949372 16.285929 15.698807 15.049596        --        --        --        --        --        --
   No. of Units                15,455    23,018    58,642    13,558        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   16.221154 15.659783 15.034643 12.500000        --        --        --        --        --        --
   Value at End of Year     14.867452 16.221154 15.659783 15.034643        --        --        --        --        --        --
   No. of Units                 6,680    50,835    85,966     2,228        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   16.199630 15.646804 15.029665 12.500000        --        --        --        --        --        --
   Value at End of Year     14.840256 16.199630 15.646804 15.029665        --        --        --        --        --        --
   No. of Units                 6,884    10,392    27,446    15,497        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   16.135192 15.607897 15.014727 12.500000        --        --        --        --        --        --
   Value at End of Year     14.758936 16.135192 15.607897 15.014727        --        --        --        --        --        --
   No. of Units                   146       143       143        --        --        --        --        --        --        --

SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year   19.721725 17.385141 16.534394 13.441223 10.220525 12.500000        --        --        --        --
   Value at End of Year     19.143414 19.721725 17.385141 16.534394 13.441223 10.220525        --        --        --        --
   No. of Units               670,223   781,620   723,156   965,084   740,786   501,816        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   19.676119 17.353586 16.512601 13.430230 10.217263 12.500000        --        --        --        --
   Value at End of Year     19.089548 19.676119 17.353586 16.512601 13.430230 10.217263        --        --        --        --
   No. of Units               574,507   708,055   839,193 1,016,319   995,108   835,489        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   19.539902 17.259237 16.447403 13.397323 10.207514 12.500000        --        --        --        --
   Value at End of Year     18.928799 19.539902 17.259237 16.447403 13.397323 10.207514        --        --        --        --
   No. of Units               120,043   132,066   133,055   101,306    44,866    18,730        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   19.494709 17.227917 16.425738 13.386377 10.204261 12.500000        --        --        --        --
   Value at End of Year     18.875520 19.494709 17.227917 16.425738 13.386377 10.204261        --        --        --        --
   No. of Units               188,852   226,126   280,177   371,228   399,707   356,262        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   22.154309 19.607567 18.722545 15.281139 12.500000        --        --        --        --        --
   Value at End of Year     21.418309 22.154309 19.607567 18.722545 15.281139        --        --        --        --        --
   No. of Units                 6,003     9,274     6,915     8,270     3,325        --        --        --        --        --

SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 10-01-1997)

Contracts with no Optional Benefits
   Value at Start of Year   23.363271 20.557424 19.505557 15.824384 12.023458 12.980850 12.375754 11.864553 11.157770 11.893914
   Value at End of Year     22.726862 23.363271 20.557424 19.505557 15.824384 12.023458 12.980850 12.375754 11.864553 11.157770
   No. of Units             1,345,157 1,775,414 2,023,664 2,639,039 2,841,688 3,001,997 1,949,757 1,032,905   896,371   660,345

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   23.219270 20.440914 19.404678 15.750438 11.973240 12.933102 12.500000        --        --        --
   Value at End of Year     22.575431 23.219270 20.440914 19.404678 15.750438 11.973240 12.933102        --        --        --
   No. of Units               562,331   787,032   893,763   992,161 1,017,671 1,032,392   219,437        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   24.914006 21.965690 20.883351 16.976139 12.924339 13.981425 13.356548 12.500000        --        --
   Value at End of Year     24.186662 24.914006 21.965690 20.883351 16.976139 12.924339 13.981425 13.356548        --        --
   No. of Units               101,855   150,879   189,656   252,567   286,747   289,324   181,134    39,250        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   22.946121 20.240780 19.253025 15.658689 11.927287 12.909289 12.500000        --        --        --
   Value at End of Year     22.265025 22.946121 20.240780 19.253025 15.658689 11.927287 12.909289        --        --        --
   No. of Units               248,101   334,912   391,554   492,320   530,819   601,173   382,034        --        --        --

SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE EFF 11-9-2007) - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year          -- 19.151537 18.470938 15.640087 12.500000        --        --        --        --        --
   Value at End of Year            -- 20.855384 19.151537 18.470938 15.640087        --        --        --        --        --
   No. of Units                    --    38,649    55,031    49,421     2,128        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year          -- 19.126131 18.455633 15.634958 12.500000        --        --        --        --        --
   Value at End of Year            -- 20.817332 19.126131 18.455633 15.634958        --        --        --        --        --
   No. of Units                    --    18,789    18,360    22,862     5,337        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year          -- 19.050101 18.409773 15.619575 12.500000        --        --        --        --        --
   Value at End of Year            -- 20.703593 19.050101 18.409773 15.619575        --        --        --        --        --
   No. of Units                    --    15,798    17,400    19,542     7,603        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year          -- 19.024825 18.394498 15.614447 12.500000        --        --        --        --        --
   Value at End of Year            -- 20.665817 19.024825 18.394498 15.614447        --        --        --        --        --
   No. of Units                    --     2,239     5,047     3,061        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year          --        --        -- 15.599082 12.500000        --        --        --        --        --
   Value at End of Year            --        --        -- 18.348793 15.599082        --        --        --        --        --

STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   16.116200 15.316028 15.184102 14.495147 13.036506 12.500000        --        --        --        --
   Value at End of Year     15.825946 16.116200 15.316028 15.184102 14.495147 13.036506        --        --        --        --
   No. of Units               715,334   763,949   844,231   659,837   257,912   189,217        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   16.078915 15.288219 15.164110 14.483320 13.032376 12.500000        --        --        --        --
   Value at End of Year     15.781397 16.078915 15.288219 15.164110 14.483320 13.032376        --        --        --        --
   No. of Units               183,834   215,354   244,013   231,824   275,935   178,027        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   15.967600 15.205102 15.104238 14.447843 13.019956 12.500000        --        --        --        --
   Value at End of Year     15.648519 15.967600 15.205102 15.104238 14.447843 13.019956        --        --        --        --
   No. of Units               257,073   259,992   278,355   204,907    36,764     5,488        --        --        --        --
   No. of Units                 1,116        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   15.930642 15.177483 15.084325 14.436028 13.015815 12.500000        --        --        --        --
   Value at End of Year     15.604459 15.930642 15.177483 15.084325 14.436028 13.015815        --        --        --        --
   No. of Units                56,172    63,141    57,498    58,203    54,050    43,647        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   14.226728 13.574402 13.511272 12.950043 12.500000        --        --        --        --        --
   Value at End of Year     13.914430 14.226728 13.574402 13.511272 12.950043        --        --        --        --        --
   No. of Units                21,342    24,922    27,262     4,999     1,306        --        --        --        --        --

STRATEGIC BOND TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year   19.002191 18.026394 17.826353 16.974222 15.240557 14.205813 13.581019 12.844300 12.761400 12.793187
   Value at End of Year     18.679402 19.002191 18.026394 17.826353 16.974222 15.240557 14.205813 13.581019 12.844300 12.761400
   No. of Units             1,169,227 1,359,581 1,514,785 1,761,666 2,166,898 2,057,356 2,143,847 2,239,399 1,957,762 1,279,416

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   17.334066 16.452126 16.277674 15.507338 13.930464 12.991163 12.500000        --        --        --
   Value at End of Year     17.031055 17.334066 16.452126 16.277674 15.507338 13.930464 12.991163        --        --        --
   No. of Units               228,434   270,075   293,526   318,420   356,971   320,385   138,625        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   17.841971 16.959541 16.804828 16.033629 14.424843 13.472399 12.905776 12.500000        --        --
   Value at End of Year     17.503669 17.841971 16.959541 16.804828 16.033629 14.424843 13.472399 12.905776        --        --
   No. of Units               139,674   166,518   202,883   210,773   244,228   243,831   236,206   101,745        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   17.130155 16.291045 16.150485 15.417049 13.877061 12.967269 12.500000       --       --       --
   Value at End of Year     16.796894 17.130155 16.291045 16.150485 15.417049 13.877061 12.967269       --       --       --
   No. of Units               121,820   162,283   183,409   254,938   307,491   335,839   246,561       --       --       --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 12.934227 10.375343 12.500000        --       --       --       --
   Value at End of Year            --        --        -- 13.533853 12.934227 10.375343        --       --       --       --
   No. of Units                    --        --        --   167,951   159,105   136,438        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year          --        --        -- 12.923652 10.372037 12.500000        --       --       --       --
   Value at End of Year            --        --        -- 13.516016 12.923652 10.372037        --       --       --       --
   No. of Units                    --        --        --   330,105   331,308   245,932        --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year          --        --        -- 12.891982 10.362137 12.500000        --       --       --       --
   Value at End of Year            --        --        -- 13.462604 12.891982 10.362137        --       --       --       --
   No. of Units                    --        --        --    24,095    12,936     1,548        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year          --        --        -- 12.881440 10.358833 12.500000        --       --       --       --
   Value at End of Year            --        --        -- 13.444864 12.881440 10.358833        --       --       --       --
   No. of Units                              --        --    71,364    75,746    79,919        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year          --        --        -- 14.525660 12.500000        --        --       --       --       --
   Value at End of Year            --        --        -- 15.138225 14.525660        --        --       --       --       --
   No. of Units                    --        --        --     1,384       106        --        --       --       --       --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        --  9.651549  7.726717 10.905675 12.500000       --       --       --
   Value at End of Year            --        --        -- 10.126139  9.651549  7.726717 10.905675       --       --       --
   No. of Units                    --        --        --   565,164   668,512   720,801   534,088       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year          --        --        --  9.638669  7.720252 10.901999 12.500000       --       --       --
   Value at End of Year            --        --        -- 10.107563  9.638669  7.720252 10.901999       --       --       --
   No. of Units                    --        --        --   534,850   648,508   701,158   189,564       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year          --        --        --  9.600076  7.700872 10.891002 12.500000       --       --       --
   Value at End of Year            --        --        -- 10.051965  9.600076  7.700872 10.891002       --       --       --
   No. of Units                    --        --        --    70,279    72,172    94,696   132,227       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year          --        --        --  9.587257  7.694426 10.887341 12.500000       --       --       --
   Value at End of Year            --        --        -- 10.033502  9.587257  7.694426 10.887341       --       --       --
   No. of Units                    --        --        --   286,842   372,827   438,976   323,912       --       --       --

STRATEGIC INCOME TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year   13.835104 13.527429 13.469443 12.500000        --        --        --       --       --       --
   Value at End of Year     14.375270 13.835104 13.527429 13.469443        --        --        --       --       --       --
   No. of Units               182,714   208,884   184,924    78,227        --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   13.816753 13.516210 13.464984 12.500000        --        --        --       --       --       --
   Value at End of Year     14.348985 13.816753 13.516210 13.464984        --        --        --       --       --       --
   No. of Units                88,486    71,906    45,839     9,295        --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   13.761789 13.482599 13.451607 12.500000        --        --        --       --       --       --
   Value at End of Year     14.270369 13.761789 13.482599 13.451607        --        --        --       --       --       --
   No. of Units                40,155    44,114    45,843    23,579        --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   13.743495 13.471388 13.447136 12.500000        --        --        --       --       --       --
   Value at End of Year     14.244243 13.743495 13.471388 13.447136        --        --        --       --       --       --
   No. of Units                27,411    44,817    15,704     9,941        --        --        --       --       --       --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   13.688852 13.437908 13.433789 12.500000        --        --        --        --        --        --
   Value at End of Year     14.166222 13.688852 13.437908 13.433789        --        --        --        --        --        --
   No. of Units                 4,421     4,735     5,543     5,467        --        --        --        --        --        --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-2007) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 12.113844 11.230043 10.148823  8.205378 12.500000        --        --        --        --
   Value at End of Year            -- 13.349012 12.113844 11.230043 10.148823  8.205378        --        --        --        --
   No. of Units                    --   144,807   166,366   196,044   192,739   153,799        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year          -- 12.091863 11.215236 10.140521  8.202760 12.500000        --        --        --        --
   Value at End of Year            -- 13.318144 12.091863 11.215236 10.140521  8.202760        --        --        --        --
   No. of Units                    --   182,345   234,971   299,182   330,897   290,101        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year          -- 12.026098 11.170935 10.115663  8.194922 12.500000        --        --        --        --
   Value at End of Year            -- 13.225912 12.026098 11.170935 10.115663  8.194922        --        --        --        --
   No. of Units                    --   102,704   103,554    77,264    28,150     7,359        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year          -- 12.004247 11.156204 10.107389  8.192312 12.500000        --        --        --        --
   Value at End of Year            -- 13.195306 12.004247 11.156204 10.107389  8.192312        --        --        --        --
   No. of Units                    --    27,653    34,627    35,850    35,541    52,254        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year          -- 17.199269 16.008128 14.525009 12.500000        --        --        --        --        --
   Value at End of Year            -- 18.877520 17.199269 16.008128 14.525009        --        --        --        --        --
   No. of Units                    --     2,393     1,241     1,374     1,546        --        --        --        --        --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-2007) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year          -- 11.608419 10.744372  9.716008  7.841378 13.006127 15.588834 16.909177 13.443090 12.479231
   Value at End of Year            -- 12.819914 11.608419 10.744372  9.716008  7.841378 13.006127 15.588834 16.909177 13.443090
   No. of Units                    -- 2,111,161 2,723,995 3,539,555 4,243,253 5,215,403 6,742,759 6,981,029 4,471,998 1,557,309

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year          --  8.805127  8.153802  7.377080  5.956702  9.885051 12.500000        --        --        --
   Value at End of Year            --  9.719219  8.805127  8.153802  7.377080  5.956702  9.885051        --        --        --
   No. of Units                    --   604,087   761,662   932,362 1,050,795 1,079,664   663,275        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year          --  8.826573  8.185893  7.417269  5.998128  9.968780 11.972462 12.500000        --        --
   Value at End of Year            --  9.728336  8.826573  8.185893  7.417269  5.998128  9.968780 11.972462        --        --
   No. of Units                    --   378,041   452,293   581,059   692,600   805,591 1,174,329   590,254        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year          --  8.718828  8.090001  7.334049  5.933797  9.866815 12.500000        --        --        --
   Value at End of Year            --  9.604792  8.718828  8.090001  7.334049  5.933797  9.866815        --        --        --
   No. of Units                    --   250,582   329,594   390,187   489,369   543,433   529,537        --        --        --

STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES II SHARES
(units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year          --        -- 14.423522 12.436820  9.815931 12.500000        --        --        --        --
   Value at End of Year            --        -- 14.127090 14.423522 12.436820  9.815931        --        --        --        --
   No. of Units                    --        --   150,128   196,663   172,789   104,874        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year          --        -- 14.404476 12.426623  9.812793 12.500000        --        --        --        --
   Value at End of Year            --        -- 14.101409 14.404476 12.426623  9.812793        --        --        --        --
   No. of Units                    --        --   133,042   140,016   146,850   109,210        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year          --        -- 14.347577 12.396163  9.803416 12.500000        --        --        --        --
   Value at End of Year            --        -- 14.024712 14.347577 12.396163  9.803416        --        --        --        --
   No. of Units                    --        --    37,963    39,861    21,048     7,904        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year          --        -- 14.328683 12.386038  9.800298 12.500000        --        --        --        --
   Value at End of Year            --        -- 13.999264 14.328683 12.386038  9.800298        --        --        --        --
   No. of Units                    --        --    14,188    17,114    18,469    14,077        --        --        --        --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year          --        -- 17.278918 14.958761 12.500000        --        --        --        --   --
   Value at End of Year            --        -- 16.856435 17.278918 14.958761        --        --        --        --   --
   No. of Units                    --        --       264       306       375        --        --        --        --   --

STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES I SHARES
(units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year          --        -- 11.180204  9.624477  7.590316 10.588948 12.500000        --        --   --
   Value at End of Year            --        -- 10.976190 11.180204  9.624477  7.590316 10.588948        --        --   --
   No. of Units                    --        --   382,402   470,707   458,416   644,919   515,545        --        --   --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year          --        -- 11.159685  9.611628  7.583955 10.585386 12.500000        --        --   --
   Value at End of Year            --        -- 10.950581 11.159685  9.611628  7.583955 10.585386        --        --   --
   No. of Units                    --        --   279,223   291,964   336,131   372,071   147,183        --        --   --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year          --        -- 11.098309  9.573143  7.564926 10.574706 12.500000        --        --   --
   Value at End of Year            --        -- 10.874078 11.098309  9.573143  7.564926 10.574706        --        --   --
   No. of Units                    --        --    44,082    77,698    53,966    43,517    31,626        --        --   --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year          --        -- 11.077918  9.560347  7.558594 10.571147 12.500000        --        --   --
   Value at End of Year            --        -- 10.848689 11.077918  9.560347  7.558594 10.571147        --        --   --
   No. of Units                    --        --   130,728   156,044   174,419   201,442   170,803        --        --   --

TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   14.548416 14.286631 14.190100 13.764147 13.329613 12.500000        --        --        --   --
   Value at End of Year     15.509103 14.548416 14.286631 14.190100 13.764147 13.329613        --        --        --   --
   No. of Units             1,570,929 1,552,236 2,119,976 2,254,339 2,344,730 1,898,403        --        --        --   --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   14.514754 14.260686 14.171394 13.752895 13.325384 12.500000        --        --        --   --
   Value at End of Year     15.465456 14.514754 14.260686 14.171394 13.752895 13.325384        --        --        --   --
   No. of Units             1,335,653 1,499,205 1,784,474 1,922,999 2,280,201 2,184,222        --        --        --   --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   14.414224 14.183124 14.115409 13.719187 13.312683 12.500000        --        --        --   --
   Value at End of Year     15.335192 14.414224 14.183124 14.115409 13.719187 13.312683        --        --        --   --
   No. of Units               258,180   307,878   296,922   536,727   434,630   348,765        --        --        --   --
   No. of Units                 1,143        --        --        --        --        --        --        --        --   --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   14.380901 14.157384 14.096824 13.707993 13.308465 12.500000        --        --        --   --
   Value at End of Year     15.292058 14.380901 14.157384 14.096824 13.707993 13.308465        --        --        --   --
   No. of Units               271,290   329,626   386,665   424,699   494,474   468,633        --        --        --   --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   13.082288 12.898240 12.862293 12.526343 12.500000        --        --        --        --   --
   Value at End of Year     13.890209 13.082288 12.898240 12.862293 12.526343        --        --        --        --   --
   No. of Units                18,330    18,261    17,662    15,550    10,893        --        --        --        --   --

TOTAL RETURN TRUST - SERIES I SHARES (units first credited 5-01-1999)

Contracts with no Optional Benefits
   Value at Start of Year   16.904932 16.572134 16.423718 15.893215 15.370379 14.254028 13.370675 12.243486 12.500000   --
   Value at End of Year     18.056637 16.904932 16.572134 16.423718 15.893215 15.370379 14.254028 13.370675 12.243486   --
   No. of Units             3,148,356 3,738,891 4,711,934 5,230,315 6,563,376 8,198,918 6,407,508 3,738,958 1,482,395   --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   15.766368 15.463689 15.332850 14.845027 14.363858 13.327266 12.500000        --        --   --
   Value at End of Year     16.832053 15.766368 15.463689 15.332850 14.845027 14.363858 13.327266        --        --   --
   No. of Units             1,471,527 1,665,282 1,819,224 2,055,384 2,616,636 3,195,364   903,897        --        --   --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   16.515050 16.222243 16.109056 15.620011 15.136415 14.065149 13.220054 12.500000        --   --
   Value at End of Year     17.604771 16.515050 16.222243 16.109056 15.620011 15.136415 14.065149 13.220054        --   --
   No. of Units               399,107   469,085   552,518   677,451   840,185 1,128,986   856,157   314,470        --   --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   15.580864 15.312266 15.213021 14.758578 14.308804 13.302764 12.500000        --        --   --
   Value at End of Year     16.600601 15.580864 15.312266 15.213021 14.758578 14.308804 13.302764        --        --   --
   No. of Units               625,108   701,265   948,517 1,265,401 1,468,573 1,828,207 1,198,006        --        --   --

Vantage Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- -------- --------
TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   16.943455 14.951136 14.404161 13.109497 10.216781 12.500000        --        --   --   --
   Value at End of Year     17.513199 16.943455 14.951136 14.404161 13.109497 10.216781        --        --   --   --
   No. of Units               102,382   128,005   161,736   216,863   189,116    57,793        --        --   --   --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   16.904231 14.923964 14.385171 13.098782 10.213536 12.500000        --        --   --   --
   Value at End of Year     17.463864 16.904231 14.923964 14.385171 13.098782 10.213536        --        --   --   --
   No. of Units                57,809    92,260   110,871   121,315   134,256    67,407        --        --   --   --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   16.787201 14.842824 14.328371 13.066689 10.203777 12.500000        --        --   --   --
   Value at End of Year     17.316821 16.787201 14.842824 14.328371 13.066689 10.203777        --        --   --   --
   No. of Units                47,677    50,999    50,311    36,461     5,318       700        --        --   --   --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   16.748355 14.815866 14.309471 13.056010 10.200532 12.500000        --        --   --   --
   Value at End of Year     17.268079 16.748355 14.815866 14.309471 13.056010 10.200532        --        --   --   --
   No. of Units                20,716    28,564    29,376    23,836    29,760    28,393        --        --   --   --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   19.392681 17.180753 16.618356 15.185445 12.500000        --        --        --   --   --
   Value at End of Year     19.964314 19.392681 17.180753 16.618356 15.185445        --        --        --   --   --
   No. of Units                 3,926     3,913     3,808     3,774       379        --        --        --   --   --

TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Contracts with no Optional Benefits
   Value at Start of Year   12.570382 11.072652 10.639480  9.670681  7.523933  9.708403 11.131148 12.500000   --   --
   Value at End of Year     13.016693 12.570382 11.072652 10.639480  9.670681  7.523933  9.708403 11.131148   --   --
   No. of Units               739,805   826,855   902,809   933,496 1,020,868   850,268   768,745   570,701   --   --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year   13.592827 11.979243 11.516334 10.472938  8.152164 10.524299 12.500000        --   --   --
   Value at End of Year     14.068366 13.592827 11.979243 11.516334 10.472938  8.152164 10.524299        --   --   --
   No. of Units               119,138   143,067   156,527   201,753   308,208   185,218    95,948        --   --   --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year   12.783733 11.283059 10.863288  9.893926  7.713002  9.972325 11.456807 12.500000   --   --
   Value at End of Year     13.211024 12.783733 11.283059 10.863288  9.893926  7.713002  9.972325 11.456807   --   --
   No. of Units                33,341    46,298    64,021   100,300   110,063    75,419    74,927    29,032   --   --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year   13.432837 11.861872 11.426269 10.411883  8.120842 10.504899 12.500000        --   --   --
   Value at End of Year     13.874846 13.432837 11.861872 11.426269 10.411883  8.120842 10.504899        --   --   --
   No. of Units                54,551    74,538   121,387   151,850   185,157   165,647    59,445        --   --   --

U.S. CORE TRUST (FORMERLY GROWTH & INCOME TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year   14.478341 13.490804 13.453513 12.824374 10.303460 12.500000        --        --   --   --
   Value at End of Year     14.395853 14.478341 13.490804 13.453513 12.824374 10.303460        --        --   --   --
   No. of Units               420,103   496,901   551,041   593,284   531,198   412,348        --        --   --   --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year   14.444831 13.466290 13.435756 12.813869 10.300169 12.500000        --        --   --   --
   Value at End of Year     14.355313 14.444831 13.466290 13.435756 12.813869 10.300169        --        --   --   --
   No. of Units               433,425   578,038   799,610   887,176   966,779   706,280        --        --   --   --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year   14.344791 13.393047 13.382694 12.782466 10.290331 12.500000        --        --   --   --
   Value at End of Year     14.234406 14.344791 13.393047 13.382694 12.782466 10.290331        --        --   --   --
   No. of Units                72,916    82,438    96,663   112,715    76,167    11,199        --        --   --   --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year   14.311611 13.368728 13.365056 12.772028 10.287061 12.500000        --        --   --   --
   Value at End of Year     14.194349 14.311611 13.368728 13.365056 12.772028 10.287061        --        --   --   --
   No. of Units               101,424   131,998   171,494   159,040   169,442   134,049        --        --   --   --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year   16.611738 15.540552 15.559539 14.891503 12.500000        --        --        --   --   --
   Value at End of Year     16.450791 16.611738 15.540552 15.559539 14.891503        --        --        --   --   --
   No. of Units                 7,559     8,319     8,531    12,883     9,431        --        --        --   --   --

Vantage Prior

                              YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                             ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                           --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
U.S. CORE TRUST (FORMERLY GROWTH & INCOME TRUST) - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year  15.586226 14.498786 14.431559  13.727830  11.013910  14.783474  16.924924  18.506889  15.811724 12.692204
   Value at End of Year    15.539674 15.586226 14.498786  14.431559  13.727830  11.013910  14.783474  16.924924  18.506889 15.811724
   No. of Units            5,413,781 7,211,672 9,114,968 11,593,741 13,898,443 16,091,327 20,745,942 23,453,262 16,148,312 4,876,965

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year  11.255794 10.475698 10.432331   9.928592   7.969731  10.702774  12.500000         --         --        --
   Value at End of Year    11.216521 11.255794 10.475698  10.432331   9.928592   7.969731  10.702774         --         --        --
   No. of Units            1,324,757 1,716,112 2,248,481  2,527,394  2,779,084  2,940,391  1,503,330         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year  10.607934  9.887534  9.861332   9.399287   7.556172  10.162651  11.658205  12.500000         --        --
   Value at End of Year    10.554994 10.607934  9.887534   9.861332   9.399287   7.556172  10.162651  11.658205         --        --
   No. of Units              929,914 1,137,107 1,437,842  1,872,158  2,268,646  2,552,009  3,393,880  1,818,651         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year  11.123329 10.373093 10.350768   9.870739   7.939127  10.683054  12.500000         --         --        --
   Value at End of Year    11.062258 11.123329 10.373093  10.350768   9.870739   7.939127  10.683054         --         --        --
   No. of Units              626,722   705,879   874,345  1,067,295  1,180,191  1,381,938  1,258,235         --         --        --

U.S. GLOBAL LEADERS GROWTH TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year  12.977837 12.985825 13.075463  12.500000         --         --         --         --         --        --
   Value at End of Year    13.223490 12.977837 12.985825  13.075463         --         --         --         --         --        --
   No. of Units              100,835   151,839   210,275     40,809         --         --         --         --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year  12.960615 12.975049 13.071138  12.500000         --         --         --         --         --        --
   Value at End of Year    13.199306 12.960615 12.975049  13.071138         --         --         --         --         --        --
   No. of Units              210,551   239,748   285,680        287         --         --         --         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year  12.909050 12.942789 13.058147  12.500000         --         --         --         --         --        --
   Value at End of Year    13.126968 12.909050 12.942789  13.058147         --         --         --         --         --        --
   No. of Units               30,470    31,853    39,122     16,256         --         --         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year  12.891904 12.932048 13.053810  12.500000         --         --         --         --         --        --
   Value at End of Year    13.102947 12.891904 12.932048  13.053810         --         --         --         --         --        --
   No. of Units               35,144    52,910    58,857      3,419         --         --         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year  12.840627 12.899893 13.040841  12.500000         --         --         --         --         --        --
   Value at End of Year    13.031157 12.840627 12.899893  13.040841         --         --         --         --         --        --
   No. of Units                6,361     6,605     6,543      4,534         --         --         --         --         --        --

U.S. GLOBAL LEADERS GROWTH TRUST - SERIES I SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year  13.004037 12.972403 12.500000         --         --         --         --         --         --        --
   Value at End of Year    13.267571 13.004037 12.972403         --         --         --         --         --         --        --
   No. of Units              278,122   368,086   386,239         --         --         --         --         --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year  12.986774 12.961637 12.500000         --         --         --         --         --         --        --
   Value at End of Year    13.243291 12.986774 12.961637         --         --         --         --         --         --        --
   No. of Units              210,919   271,450   360,752         --         --         --         --         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year  10.213062 12.929410 12.500000         --         --         --         --         --         --        --
   Value at End of Year    13.170728 10.213062 12.929410         --         --         --         --         --         --        --
   No. of Units               15,063    23,480    37,050         --         --         --         --         --         --        --
   No. of Units                  186        --        --         --         --         --         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year  12.917935 12.918679 12.500000         --         --         --         --         --         --        --
   Value at End of Year    13.146629 12.917935 12.918679         --         --         --         --         --         --        --
   No. of Units              119,959   140,353   171,799         --         --         --         --         --         --        --

Vantage Prior

                              YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                             ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                            12/31/07  12/31/06  12/31/05   12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                           --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year  13.595638 13.252212 13.265780  13.119753  13.115897  12.500000         --         --         --        --
   Value at End of Year    13.777429 13.595638 13.252212  13.265780  13.119753  13.115897         --         --         --        --
   No. of Units              967,862 1,131,909 1,360,290  1,720,836  1,594,705  1,388,586         --         --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year  13.564174 13.228138 13.248289  13.109028  13.111730  12.500000         --         --         --        --
   Value at End of Year    13.738630 13.564174 13.228138  13.248289  13.109028  13.111730         --         --         --        --
   No. of Units              631,024   563,969   655,975    887,680  1,178,998  1,823,818         --         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year  13.470255 13.156206 13.195972  13.076906  13.099241  12.500000         --         --         --        --
   Value at End of Year    13.622951 13.470255 13.156206  13.195972  13.076906  13.099241         --         --         --        --
   No. of Units               72,973    59,377    74,149     74,867     82,366    116,017         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year  13.439071 13.132298 13.178556  13.066208  13.095078  12.500000         --         --         --        --
   Value at End of Year    13.584578 13.439071 13.132298  13.178556  13.066208  13.095078         --         --         --        --
   No. of Units              149,284   110,981   132,850    248,019    424,130    503,856         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year  12.690431 12.419317 12.481722  12.393948  12.500000         --         --         --         --        --
   Value at End of Year    12.808509 12.690431 12.419317  12.481722  12.393948         --         --         --         --        --
   No. of Units                2,181     1,978    10,443     11,403      2,770         --         --         --         --        --

U.S. GOVERNMENT SECURITIES TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year  17.113871 16.650117 16.646646  16.433065  16.405395  15.428294  14.641155  13.411398  13.651980 12.898929
   Value at End of Year    17.379947 17.113871 16.650117  16.646646  16.433065  16.405395  15.428294  14.641155  13.411398 13.651980
   No. of Units            1,660,614 1,743,448 2,193,230  2,972,866  3,633,103  5,655,001  3,925,938  2,104,301  1,669,225   558,901

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year  14.501586 14.115667 14.119763  13.945604  13.929083  13.106028  12.500000         --         --        --
   Value at End of Year    14.719645 14.501586 14.115667  14.119763  13.945604  13.929083  13.106028         --         --        --
   No. of Units              652,116   663,514   855,485  1,040,261  1,296,094  1,797,354    311,783         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year  15.242464 14.859046 14.885619  14.724137  14.728774  13.879256  13.197644  12.500000         --        --
   Value at End of Year    15.448353 15.242464 14.859046  14.885619  14.724137  14.728774  13.879256  13.197644         --        --
   No. of Units              153,660   190,542   237,617    284,887    455,937    748,051    394,635     71,598         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year  14.330977 13.977451 14.009436  13.864412  13.875709  13.081938  12.500000         --         --        --
   Value at End of Year    14.517254 14.330977 13.977451  14.009436  13.864412  13.875709  13.081938         --         --        --
   No. of Units              199,923   228,728   313,995    421,620    893,046  1,241,175    573,571         --         --        --

U.S. HIGH YIELD BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year  13.868594 12.867118 12.500000         --         --         --         --         --         --        --
   Value at End of Year    14.021236 13.868594 12.867118         --         --         --         --         --         --        --
   No. of Units               18,916    19,105     4,834         --         --         --         --         --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year  13.857104 12.862850 12.500000         --         --         --         --         --         --        --
   Value at End of Year    14.002579 13.857104 12.862850         --         --         --         --         --         --        --
   No. of Units               22,727    23,999    29,600         --         --         --         --         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year  13.822640 12.850074 12.500000         --         --         --         --         --         --        --
   Value at End of Year    13.946701 13.822640 12.850074         --         --         --         --         --         --        --
   No. of Units                6,439     8,796     3,096         --         --         --         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year  13.811165 12.845809 12.500000         --         --         --         --         --         --        --
   Value at End of Year    13.928122 13.811165 12.845809         --         --         --         --         --         --        --
   No. of Units                  959       125       594         --         --         --         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year  13.776815 12.833039 12.500000         --         --         --         --         --         --        --
   Value at End of Year    13.872543 13.776815 12.833039         --         --         --         --         --         --        --

Vantage Prior

                              YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                             ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                           --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year  16.212471 14.919872 14.331439  13.340177   9.912272  12.500000         --         --         --        --
   Value at End of Year    15.878754 16.212471 14.919872  14.331439  13.340177   9.912272         --         --         --        --
   No. of Units              420,757   748,540   832,991    930,750    744,065    611,671         --         --         --        --
   No. of Units                  310        --        --         --         --         --         --         --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year  16.174970 14.892794 14.312562  13.329286   9.909127  12.500000         --         --         --        --
   Value at End of Year    15.834044 16.174970 14.892794  14.312562  13.329286   9.909127         --         --         --        --
   No. of Units              442,274   572,165   866,461    885,959    935,324    638,340         --         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year  16.062972 14.811805 14.256031  13.296623   9.899663  12.500000         --         --         --        --
   Value at End of Year    15.700711 16.062972 14.811805  14.256031  13.296623   9.899663         --         --         --        --
   No. of Units              103,230   110,459   128,668    114,004     40,698     14,742         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year  16.025827 14.784920 14.237247  13.285758   9.896515  12.500000         --         --         --        --
   Value at End of Year    15.656526 16.025827 14.784920  14.237247  13.285758   9.896515         --         --         --        --
   No. of Units               86,254   142,647   154,702    169,329    141,303    192,924         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year  18.402073 17.002584 16.397272  15.324454  12.500000         --         --         --         --        --
   Value at End of Year    17.950911 18.402073 17.002584  16.397272  15.324454         --         --         --         --        --
   No. of Units                8,943     9,817     9,714     13,240      2,638         --         --         --         --        --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES I SHARES (units first credited 5-01-1999)

Contracts with no Optional Benefits
   Value at Start of Year  15.001004 13.767580 13.213437  12.268144   9.090472  12.340662  12.862059  12.708630  12.500000        --
   Value at End of Year    14.718613 15.001004 13.767580  13.213437  12.268144   9.090472  12.340662  12.862059  12.708630        --
   No. of Units            3,212,916 4,013,012 5,077,302  6,277,196  5,308,573  6,231,732  6,796,334  6,201,105  3,259,258        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year  13.957702 12.816453 12.306729  11.432026   8.475151  11.511103  12.500000         --         --        --
   Value at End of Year    13.688064 13.957702 12.816453  12.306729  11.432026   8.475151  11.511103         --         --        --
   No. of Units              883,691 1,043,569 1,325,566  1,433,715  1,223,127  1,306,256    543,393         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year  14.366724 13.211775 12.705323  11.820052   8.775940  11.937561  12.467016  12.500000         --        --
   Value at End of Year    14.067941 14.366724 13.211775  12.705323  11.820052   8.775940  11.937561  12.467016         --        --
   No. of Units              371,368   486,093   629,766    784,268    706,408    763,615    851,029    417,203         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year  13.793419 12.690890 12.210486  11.365395   8.442592  11.489880  12.500000         --         --        --
   Value at End of Year    13.499775 13.793419 12.690890  12.210486  11.365395   8.442592  11.489880         --         --        --
   No. of Units              384,557   560,751   684,361    849,578    886,939    970,148    839,168         --         --        --

UTILITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year  27.035080 20.996033 18.293864  14.377295  10.876103  12.500000         --         --         --        --
   Value at End of Year    33.831058 27.035080 20.996033  18.293864  14.377295  10.876103         --         --         --        --
   No. of Units              281,911   290,775   276,422    205,928    124,556     89,246         --         --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year  26.972557 20.957916 18.269759  14.365541  10.872646  12.500000         --         --         --        --
   Value at End of Year    33.735876 26.972557 20.957916  18.269759  14.365541  10.872646         --         --         --        --
   No. of Units              139,031   194,791   198,667    172,641    172,784    120,363         --         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year  26.785841 20.843976 18.197615  14.330345  10.862270  12.500000         --         --         --        --
   Value at End of Year    33.451893 26.785841 20.843976  18.197615  14.330345  10.862270         --         --         --        --
   No. of Units               48,246    50,023    47,774     20,967     12,183      2,077         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year  26.723938 20.806168 18.173660  14.318639  10.858817  12.500000         --         --         --        --
   Value at End of Year    33.357813 26.723938 20.806168  18.173660  14.318639  10.858817         --         --         --        --
   No. of Units               57,785    53,344    66,085     40,364     34,793     49,696         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year  27.925837 21.774451 19.047878  15.030005  12.500000         --         --         --         --        --
   Value at End of Year    34.805591 27.925837 21.774451  19.047878  15.030005         --         --         --         --        --
   No. of Units               10,122     9,201     9,416      7,542        298         --         --         --         --        --

Vantage Prior

                              YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                             ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                           --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
UTILITIES TRUST - SERIES I SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year  17.440040 13.519923 11.753409   9.223482   6.963153   9.250000  12.500000         --         --        --
   Value at End of Year    21.875633 17.440040 13.519923  11.753409   9.223482   6.963153   9.250000         --         --        --
   No. of Units              496,173   672,686   673,118    602,858    438,317    323,742    244,505         --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year  17.390646 13.488355 11.731812   9.211153   6.957324   9.246883  12.500000         --         --        --
   Value at End of Year    21.802733 17.390646 13.488355  11.731812   9.211153   6.957324   9.246883         --         --        --
   No. of Units              287,954   303,781   380,225    352,997    309,136    253,695     75,795         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year  17.243439 13.394183 11.667328   9.174298   6.939875   9.237560  12.500000         --         --        --
   Value at End of Year    21.585626 17.243439 13.394183  11.667328   9.174298   6.939875   9.237560         --         --        --
   No. of Units               76,070    72,448   104,401     75,469     71,484     51,860     28,561         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year  17.194659 13.362951 11.645930   9.162056   6.934069   9.234447  12.500000         --         --        --
   Value at End of Year    21.513753 17.194659 13.362951  11.645930   9.162056   6.934069   9.234447         --         --        --
   No. of Units              197,159   139,111   158,378    154,895    162,297    158,320    138,460         --         --        --

VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year  19.334420 16.255092 14.693262  12.972509   9.505656  12.500000         --         --         --        --
   Value at End of Year    20.559186 19.334420 16.255092  14.693262  12.972509   9.505656         --         --         --        --
   No. of Units              328,284   321,546   274,214    333,067    196,588    134,449         --         --         --        --
   No. of Units                  238        --        --         --         --         --         --         --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year  19.289725 16.225596 14.673914  12.961913   9.502632  12.500000         --         --         --        --
   Value at End of Year    20.501358 19.289725 16.225596  14.673914  12.961913   9.502632         --         --         --        --
   No. of Units              218,483   367,536   366,147    468,418    416,769    424,623         --         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year  19.156131 16.137336 14.615931  12.930141   9.493546  12.500000         --         --         --        --
   Value at End of Year    20.328696 19.156131 16.137336  14.615931  12.930141   9.493546         --         --         --        --
   No. of Units               69,243    52,155    31,701     54,054     17,188      3,602         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year  19.111825 16.108033 14.596666  12.919571   9.490525  12.500000         --         --         --        --
   Value at End of Year    20.271491 19.111825 16.108033  14.596666  12.919571   9.490525         --         --         --        --
   No. of Units               43,021    45,698    44,838     48,518     67,228     29,501         --         --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year  24.081564 20.327054 18.447390  16.352424  12.500000         --         --         --         --        --
   Value at End of Year    25.504287 24.081564 20.327054  18.447390  16.352424         --         --         --         --        --
   No. of Units                3,253     3,310     2,937      1,178        621         --         --         --         --        --

VALUE TRUST - SERIES I SHARES (units first credited 8-04-1997)

Contracts with no Optional Benefits
   Value at Start of Year  22.377922 18.774999 16.940045  14.938242  10.933568  14.384678  14.127502  11.517818  12.033566 12.435876
   Value at End of Year    23.842255 22.377922 18.774999  16.940045  14.938242  10.933568  14.384678  14.127502  11.517818 12.033566
   No. of Units            1,341,710 1,670,895 1,866,381  2,569,239  2,675,854  3,536,006  4,020,292  2,384,540  1,929,431 1,262,761

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year  19.028484 15.972794 14.418902  12.721391   9.315660  12.262228  12.500000         --         --        --
   Value at End of Year    20.263449 19.028484 15.972794  14.418902  12.721391   9.315660  12.262228         --         --        --
   No. of Units              525,740   635,082   806,639    820,056    830,260    915,180    524,403         --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year  24.341476 20.463158 18.500073  16.346669  11.988345  15.804033  15.552753  12.500000         --        --
   Value at End of Year    25.882194 24.341476 20.463158  18.500073  16.346669  11.988345  15.804033  15.552753         --        --
   No. of Units              120,732   146,528   156,360    269,565    283,567    391,865    495,674    124,861         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year  18.804541 15.816308 14.306136  12.647240   9.279886  12.239648  12.500000         --         --        --
   Value at End of Year    19.984750 18.804541 15.816308  14.306136  12.647240   9.279886  12.239648         --         --        --
   No. of Units              213,421   248,903   271,244    337,831    337,417    381,068    365,986         --         --        --

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                            dated April 28, 2008


                            (JOHN HANCOCK (R) LOGO)
                             JOHN HANCOCK ANNUITIES


                       Statement of Additional Information
       John Hancock Life Insurance Company of New York Separate Account A


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York as follows:



                  PROSPECTUSES ISSUED BY JOHN HANCOCK NEW YORK
           (to be read with this Statement of Additional Information)
                            Venture Variable Annuity
                          Venture III Variable Annuity
                        Venture Vantage Variable Annuity
                        Venture Vision Variable Annuity
                       Venture Strategy Variable Annuity
                          Wealthmark Variable Annuity
                        Wealthmark ML3 Variable Annuity



You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK


Annuity Service Center             Mailing Address
164 Corporate Drive                Post Office Box 9506
Portsmouth, NH 03801-6815          Portsmouth, NH 03802-9506
(877) 391-3748 or (800) 551-2078   www.jhannuitiesnewyork.com



JHNY SEP ACCT A SAI 04/08

                                Table of Contents


GENERAL INFORMATION AND HISTORY ..........................................     1
ACCUMULATION UNIT VALUE TABLES ...........................................     1
SERVICES .................................................................     1
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING
   FIRM ..................................................................     1
   SERVICING AGENT .......................................................     1
   PRINCIPAL UNDERWRITER .................................................     1
      Special Compensation and Reimbursement Arrangements ................     2
LEGAL AND REGULATORY MATTERS .............................................     5
APPENDIX A: AUDITED FINANCIAL
STATEMENTS ...............................................................   A-1

                         General Information and History


John Hancock Life Insurance Company of New York Separate Account A (the "Separate Account") (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York ("we" or "us"), a stock life insurance company organized under the laws of New York in 1992. John Hancock New York's principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. It also has an Annuity Service Center located at 164 Corporate Drive, Portsmouth, NH 03801-6815. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The ultimate parent of John Hancock USA is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.

Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of John Hancock Life Insurance Company of New York at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2007 and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


SERVICING AGENT

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

     - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

     -    semimonthly commission statements;

     -    monthly summaries of agent production and daily transaction reports;

     -    semiannual statements for contract owners; and

     -    annual contract owner tax reports.

We pay CSC FSG approximately $7.80 per policy per year, plus certain other fees for the services provided.

PRINCIPAL UNDERWRITER


John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2007, 2006, and 2005 were $657,183,413, $516,555,523 and $510,874,858, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.


We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.


We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

The categories of payments that we provide, directly or through JHD, to firms are described below. These categories are not mutually exclusive and we may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in our efforts to promote the sale of the Contracts. We agree with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. We determine which firms to support and the extent of the payments it is willing to make. We generally choose to compensate firms that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts. We do not make an independent assessment of the cost of providing such services.


The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") (or their affiliated broker-dealers) that we are aware (as of December 31, 2007) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:



NAME OF FIRM



                                   DISTRIBUTOR



                            1st Global Capital Corp.
                           A. G. Edwards & Sons, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                            AIG - Financial Advisors
                 AIG - American General Securities Incorporated
                  American Portfolios Financial Services, Inc.
                        AmTrust Investment Services, Inc.
                       BancWest Investment Services, Inc.
                                   BOSC, Inc.
                           Cadaret, Grant & Co., Inc.
                            Centaurus Financial, Inc.
                         Citigroup Global Markets, Inc.

                                   DISTRIBUTOR



                          CCO Investment Services, Inc.
                               Comerica Securities
                            Commerce Capital Markets
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                              Davenport & Co., LLC
                         Essex National Securities, Inc.
                            Ferris, Baker Watts, Inc.
                          Fifth Third Securities, Inc.
                       Founders Financial Securities, LLC
                         Geneos Wealth Management, Inc.
                            GunnAllen Financial, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments, Inc.
                           HSBC Securities (USA) Inc.
                        Independent Financial Group, LLC
                   Independent Financial Marketing Group, Inc.
                 ING - Financial Network Investment Corporation
                     ING - Financial Securities Corporation
                    ING - Primevest Financial Services, Inc.
                          ING Financial Partners, Inc.
                              InterSecurities, Inc.
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                          Janney Montgomery Scott, LLC
                     Jefferson Pilot Securities Corporation
                         John Hancock Distributors, Inc.
                          Key Investments Services, LLC
                        LaSalle Financial Services, Inc.
                        LaSalle Street Securities, L.L.C.
                     Lincoln Financial Advisors Corporation
                                  LPL Financial
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                           Money Concepts Capital Corp
                          Morgan Keegan & Company, Inc.
                           Morgan Stanley & Co., Inc.
                           Next Financial Group, Inc.
                              NFP Securities, Inc.
                           NPH - SII Investments, Inc.
                       NPH - Invest Financial Corporation
                    NPH - Investment Centers of America, Inc.
                       NPH - National Planning Corporation
                  PAC of America - Associated Securities Corp.
                   PAC of America - Mutual Service Corporation
              PAC of America - United Planners' Financial Services
                PAC of America - Waterstone Financial Group, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                          Prime Capital Services, Inc.
                                ProEquities, Inc.
                           Questar Capital Corporation
                        Raymond James & Associates, Inc.
                     Raymond James Financial Services, Inc.

                                   DISTRIBUTOR



                             RBC Dain Rauscher, Inc.
                           Robert W. Baird & Co., Inc.
                         Sammons Securities Company, LLC
                            Securities America, Inc.
                           Sigma Financial Corporation
                           Stifel Nicolaus & Co., Inc
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, Inc.
                            Wachovia Securities, LLC
                            Wachovia Securities, Inc.
                      Wachovia Securities Financial Network
                         Walnut Street Securities, Inc.
                        Webster Investment Services, Inc.
                           Well Fargo Securities, LLC
                        Woodbury Financial Services, Inc.



Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.


Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.


Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                    APPENDIX A: Audited Financial Statements

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York
Years Ended December 31, 2007, 2006 and 2005

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                     INDEX TO AUDITED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm................................................................ F-2

Audited Financial Statements:..........................................................................................

Balance Sheets as of December 31, 2007 and 2006........................................................................
                                                                                                                        F-3

Statements of Income for the years ended December 31, 2007, 2006, and 2005.............................................
                                                                                                                        F-4

Statements of Changes in Shareholder's Equity and Comprehensive Income for the years ended December 31, 2007, 2006, and
  2005................................................................................................................. F-5

Statements of Cash Flows for the years ended December 31, 2007, 2006, and 2005.........................................
                                                                                                                        F-6

Notes to Financial Statements..........................................................................................
                                                                                                                        F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York ("the Company") as of December 31, 2007 and 2006, and the related statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended
December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2007 and 2006 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2008

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                BALANCE SHEETS

                                                                                  December 31,
                                                                              ---------------------
                                                                                 2007       2006
                                                                              ---------- ----------
                                                                                 (in thousands)
Assets

Investments
Fixed maturities:
   Available-for-sale-at fair value (cost: 2007 - $510,322, 2006 - $357,078). $  528,685 $  357,642
Investment in unconsolidated affiliate.......................................        800        800
Policy loans.................................................................     35,092     28,345
Short-term investments.......................................................    194,215    153,598
Other investments............................................................         83         --
                                                                              ---------- ----------
   Total Investments.........................................................    758,875    540,385

Cash and cash equivalents....................................................     33,093     25,448
Accrued investment income....................................................     18,554     16,610
Amounts due from affiliates..................................................        443      1,300
Deferred policy acquisition costs............................................    394,160    299,620
Deferred sales inducements...................................................     37,094     31,645
Reinsurance recoverable......................................................     40,308     31,404
Other assets.................................................................     29,431     12,141
Separate account assets......................................................  6,513,671  5,451,543
                                                                              ---------- ----------
   Total Assets.............................................................. $7,825,629 $6,410,096
                                                                              ========== ==========
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits....................................................... $  634,018 $  519,898
Unearned revenue.............................................................     18,054     14,690
Unpaid claims and claim expense reserves.....................................      1,762      1,467
Amounts due to affiliates....................................................     22,680      7,641
Amounts payable for securities...............................................      5,157         --
Deferred income tax liability................................................     73,425     47,753
Federal income tax payable to affiliates.....................................     40,007     43,435
Other liabilities............................................................     81,437     13,587
Separate account liabilities.................................................  6,513,671  5,451,543
                                                                              ---------- ----------
   Total Liabilities.........................................................  7,390,211  6,100,014

Shareholder's Equity:........................................................

Common stock.................................................................      2,000      2,000
Additional paid in capital...................................................    113,306    113,306
Retained earnings............................................................    308,478    193,749
Accumulated other comprehensive income.......................................     11,634      1,027
                                                                              ---------- ----------
   Total Shareholder's Equity................................................    435,418    310,082
                                                                              ---------- ----------
   Total Liabilities and Shareholder's Equity................................ $7,825,629 $6,410,096
                                                                              ========== ==========

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                             STATEMENTS OF INCOME

                                                                                     For the years ended December 31,
                                                                                     -------------------------------
                                                                                       2007       2006       2005
                                                                                     --------   --------   --------
                                                                                            (in thousands)
Revenues

   Premiums......................................................................... $  5,376   $    164   $    302
   Fee income.......................................................................  154,376    110,718     73,647
   Net investment income............................................................  172,360    136,194     80,856
   Net realized investment losses...................................................   (5,749)    (2,657)      (263)
                                                                                     --------   --------   --------
       Total revenues...............................................................  326,363    244,419    154,542

Benefits and expenses

   Benefits to policyholders........................................................   74,785     30,411     13,952
   Other operating costs and expenses...............................................   50,328     39,792     34,181
   Amortization of deferred policy acquisition costs and deferred sales inducements.   38,260     61,840     29,339
                                                                                     --------   --------   --------
       Total benefits and expenses..................................................  163,373    132,043     77,472
                                                                                     --------   --------   --------
Income before income taxes..........................................................  162,990    112,376     77,070

Income taxes........................................................................   48,261     39,903     24,515
                                                                                     --------   --------   --------
Net income.......................................................................... $114,729   $ 72,473   $ 52,555
                                                                                     ========   ========   ========

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                 STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME

                                                                        Accumulated
                                                   Additional              Other         Total
                                            Common  Paid In   Retained Comprehensive Shareholder's Outstanding
                                            Stock   Capital   Earnings    Income        Equity       Shares
                                            ------ ---------- -------- ------------- ------------- -----------
                                                                      (in thousands)
Balance at January 1, 2005................. $2,000  $113,306  $ 68,721    $   434      $184,461       2,000

Comprehensive income:
   Net income..............................                     52,555                   52,555
   Other comprehensive income, net of tax:.
       Net unrealized losses...............                                  (365)         (365)
                                                                                       --------
Comprehensive income.......................                                              52,190
                                            ------  --------  --------    -------      --------       -----
Balance at December 31, 2005............... $2,000  $113,306  $121,276    $    69      $236,651       2,000
                                            ======  ========  ========    =======      ========       =====
Comprehensive income:
   Net income..............................                     72,473                   72,473
   Other comprehensive income, net of tax:.
       Net unrealized gains................                                   958           958
                                                                                       --------
Comprehensive income.......................                                              73,431
                                            ------  --------  --------    -------      --------       -----
Balance at December 31, 2006............... $2,000  $113,306  $193,749    $ 1,027      $310,082       2,000
                                            ======  ========  ========    =======      ========       =====
Comprehensive income:
   Net income..............................                    114,729                  114,729
   Other comprehensive income, net of tax:.
       Net unrealized gains................                                10,607        10,607
                                                                                       --------
   Comprehensive income....................                                             125,336
                                            ------  --------  --------    -------      --------       -----
Balance at December 31, 2007............... $2,000  $113,306  $308,478    $11,634      $435,418       2,000
                                            ======  ========  ========    =======      ========       =====

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                           STATEMENTS OF CASH FLOWS

                                                                                              For the years ended December 31,
                                                                                              -------------------------------
                                                                                                 2007       2006       2005
                                                                                              ---------  ---------  ---------
                                                                                                       (in thousands)
Cash flows provided by operating activities:
   Net income................................................................................ $ 114,729  $  72,473  $  52,555
       Adjustments to reconcile net income to net cash provided by operating activities:.....
       Net realized investment losses........................................................     5,749      2,657        263
       Increase in reinsurance recoverable...................................................    (8,904)   (14,228)    (7,054)
       Deferral of policy acquisition costs and sales inducements............................  (139,185)  (114,573)   (88,651)
       Amortization of deferred policy acquisition costs and deferred sales inducements......    38,260     61,840     29,339
       Increase in accrued investment income.................................................    (1,944)    (4,061)    (3,654)
       Increase (decrease) in other assets and other liabilities, net........................    67,565     45,430     (4,444)
       Increase in policyholder liabilities and accruals, net................................    25,504     13,641     10,351
       (Increase) decrease in deferred income tax liability..................................    19,960     (2,594)    19,564
                                                                                              ---------  ---------  ---------
       Net cash provided by operating activities.............................................   121,734     60,585      8,269

Cash flows used in investing activities:
   Sales of fixed maturities available-for-sale..............................................    30,918     45,385     31,293
   Maturities of fixed maturities available-for-sale.........................................   108,552     94,433    101,137
   Purchases of fixed maturities available-for-sale..........................................  (293,284)  (243,091)  (181,590)
   Net purchases of short-term investments...................................................   (41,161)    16,675     (2,834)
   Policy loans advanced, net................................................................    (6,747)    (6,781)    (3,604)
   Net purchases of other investments........................................................       (83)        --         --
   Net change in payable for undeliverable securities........................................     5,160         --      7,238
                                                                                              ---------  ---------  ---------
       Net cash used in investing activities.................................................  (196,645)   (93,379)   (48,360)

Cash flows provided by financing activities:
   Deposits and interest credited to policyholder account balances...........................   345,150    224,127    174,846
   Net transfers to separate accounts from policyholders.....................................  (157,569)   (98,483)   (73,030)
   Return of policyholder funds..............................................................  (105,025)   (91,546)   (73,528)
                                                                                              ---------  ---------  ---------
   Net cash provided by financing activities.................................................    82,556     34,098     28,288
                                                                                              ---------  ---------  ---------
   Net increase (decrease) in cash and cash equivalents......................................     7,645      1,304    (11,803)

Cash and cash equivalents at beginning of year...............................................    25,448     24,144     35,947
                                                                                              ---------  ---------  ---------
Cash and cash equivalents at end of year..................................................... $  33,093  $  25,448  $  24,144
                                                                                              =========  =========  =========

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                    (IN THOUSANDS UNLESS OTHERWISE STATED)

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company of New York (the Company) is a stock life insurance company, which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department (the Department) granted the Company a license to operate on July 22, 1992. Effective January 1, 2002, the Company became a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A) (JHUSA). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (MIC). MIC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

The Company offers and issues individual and group annuity contracts and individual life insurance and group pension contracts. All of these contracts (collectively, the contracts) are sold exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust (JHT), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

John Hancock Investment Management Services, LLC (JHIMS), an affiliate of the Company, is the investment advisor to JHT. On October 1, 2002, JHUSA exchanged a 30% ownership interest in JHIMS for one common share of the Company. This transaction increased the Company's ownership of JHIMS from 10% to 40%. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the Company's ownership in JHIMS to 38%. The Company's investment in JHIMS amounts to $800 and is accounted for using the equity method.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with U.S. generally accepted accounting principles, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Investments

The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment gains (losses).

Policy loans are reported at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are reported at fair value.

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI")

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with annuity contracts and group pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company's DAC was deemed recoverable.

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements or DSI). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts' expected ongoing crediting rates for periods after the inducement are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company's DSI was deemed recoverable.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Separate Accounts

Separate account assets and liabilities reported in the Company's Balance Sheets represent funds that are administered for investment contracts related to group pension business, as well as for variable annuity and variable life contracts, and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment (losses) gains and the related liability changes of separate accounts are offset within the same line on the Statements of Income. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

Future Policy Benefits

For fixed and variable annuities, group pension contracts, variable life contracts and universal life contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in certain variable annuity products. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses, and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation. Benefits for fixed and variable annuity, variable life contracts and for universal life contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances. Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Revenue Recognition

Fee income from separate accounts, annuity contracts and group pension contracts consists of charges for mortality, expenses, surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting and is adjusted for any amortization of premiums or discounts, where applicable.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159)

In February 2007, the FASB issued SFAS 159. SFAS 159's objective is to enable companies to mitigate earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SFAS 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact adoption of SFAS 159 will have on its financial position or results of operations.

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157)

In September 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted trade prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair valued items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Company beginning January 1, 2008 and will be prospectively applicable. The Company expects the adoption of SFAS 157 will have a material effect on its financial position and results of operations. The impact of adoption is currently being refined.

   FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109 (FIN 48)

In June 2006, the FASB issued FIN 48. FIN 48 prescribes a recognition and measurement model for the impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN 48 was effective for the Company's financial statements beginning
January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 retained earnings. Adoption of FIN 48 had no material impact on the Company's financial position at December 31, 2007 and results of operations for the year ended December 31, 2007.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1)

In September 2005, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts.

An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SOP 05-1was effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no impact to the Company's financial position or results of operations.

Note 2 - Related Party Transactions

The Company utilizes various services provided by MLI and its affiliates. Such services include legal, personnel, marketing, investment accounting, and other corporate services and are billed based on intercompany cost allocations. Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. Pursuant to an administrative services agreement effective for 2001 and beyond, all inter-company services, except for investment services, are billed through JHUSA to the Company. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. For the years ended December 31, 2007, 2006, and 2005, the Company was billed administrative and investment service expenses of $44,939, $38,088, and $34,562, respectively, from the MLI group of affiliated companies. At December 31, 2007 and 2006, the Company had a net liability to the MLI group of affiliated companies of $21,920 and $6,230, respectively, for services provided.

John Hancock Distributors, LLC, a wholly owned subsidiary of JHUSA, is the exclusive distributor of all variable annuity, variable life, and group pension contracts issued by the Company. For the years ended December 31, 2007, 2006, and 2005, the Company was billed underwriting commissions of $128,845, $106,609, and $79,273, respectively. The Company had a net liability for services provided of $317 and $111 at December 31, 2007 and 2006, respectively.

The Company had a receivable from JHIMS relating to distributions of $10,585 and $9,332, which was included in accrued investment income at December 31, 2007 and 2006, respectively.

The Company participates in a liquidity pool of its parent, JHUSA, as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The Company had $21,795 and $25,184 invested in this pool at December 31, 2007 and 2006, respectively. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 3 -- Investments

The following information summarizes the components of net investment income and net realized investment (losses) gains:

                                             For the years ended December 31,
                                             -------------------------------
                                               2007        2006       2005
                                              --------   --------   -------
      Net investment income
         Fixed maturities................... $ 26,682    $ 20,004   $12,864
         Short-term investments.............    4,605       2,398     1,317
         Other invested assets..............  141,750     114,601    67,060
                                              --------   --------   -------
         Gross investment income............  173,037     137,003    81,241
             Less investment expenses.......      677         809       385
                                              --------   --------   -------
      Net investment income................. $172,360    $136,194   $80,856
                                              ========   ========   =======
      Net realized investment (losses) gains
         Fixed maturities................... $ (1,639)   $ (2,554)  $  (206)
         Short-term investments.............        1          --       (10)
         Other invested assets..............   (4,111)       (103)      (47)
                                              --------   --------   -------
      Net realized investment losses........ $ (5,749)   $ (2,657)  $  (263)
                                              ========   ========   =======

The Company's investment in JHIMS is included in investment in unconsolidated affiliate. Income earned from the Company's investment in JHIMS was $139,199, $112,874, and $65,793 for the years ended December 31, 2007, 2006, and 2005, respectively, and is included in net investment income. As of December 31, 2007 and 2006, total assets for JHIMS were $39,838 and $34,086, and total liabilities were $37,732 and $31,980. For the years ended December 31, 2007, 2006, and 2005, net income of JHIMS was $352,922, $283,029, and $164,500, respectively. The Company has a 38% equity ownership in JHIMS and is allocated approximately 39% of earnings pursuant to the Limited Liability Company Agreement.

Gross gains realized on the sale of available-for-sale securities were $443, $0, and $95 for the years ended December 31, 2007, 2006, and 2005, respectively. Gross losses realized on the sale of available-for-sale securities were $0, $1,131, and $301 for the years ended December 31, 2007, 2006 and 2005, respectively. During 2007, other-than-temporary impairments on fixed maturity securities of $2,082 (2006 - $1,562; 2005 - $0) were recognized in the Statements of Income.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

As of December 31, 2007 and 2006, all fixed maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized below for the years indicated:

                                                          December 31, 2007
                                              ------------------------------------------
                                                          Gross      Gross
                                              Amortized Unrealized Unrealized
                                                Cost      Gains      Losses   Fair Value
                                              --------- ---------- ---------- ----------
Available-for-Sale:
U.S. government.............................. $289,163   $13,142      $ --     $302,305
Foreign governments..........................    8,596         7        (5)       8,598
Corporate securities.........................  212,563     5,264       (45)     217,782
                                              --------   -------      ----     --------
   Total fixed maturities available-for-sale. $510,322   $18,413      $(50)    $528,685
                                              ========   =======      ====     ========

                                                          December 31, 2006
                                              ------------------------------------------
                                                          Gross      Gross
                                              Amortized Unrealized Unrealized
                                                Cost      Gains      Losses   Fair Value
                                              --------- ---------- ---------- ----------
Available-for-Sale:
U.S. government.............................. $185,608    $1,211    $(1,018)   $185,801
Foreign governments..........................   10,160        --       (166)      9,994
Corporate securities.........................  161,310       943       (406)    161,847
                                              --------    ------    -------    --------
   Total fixed maturities available-for-sale. $357,078    $2,154    $(1,590)   $357,642
                                              ========    ======    =======    ========

Analysis of Unrealized Losses on Fixed Maturity Securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each investee company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value is charged to earnings.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. The risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

As of December 31, 2007 and 2006, there were 5 and 53 fixed maturity securities with an aggregate gross unrealized loss of $50 and $1,590, of which the single largest unrealized loss was $20 and $76. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

                Unrealized Losses on Fixed Maturity Securities

                                                                            As of December 31, 2007
                                                       ----------------------------------------------------------------
                                                        Less than 12 months    12 months or more           Total
                                                       --------------------  --------------------  --------------------
                                                        Carrying              Carrying              Carrying
                                                        Value of              Value of              Value of
                                                       Securities            Securities            Securities
                                                       with Gross            with Gross            with Gross
                                                       Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:                                Loss      Losses      Loss      Losses      Loss      Losses
--------------------------                             ---------- ---------- ---------- ---------- ---------- ----------
Corporate bonds.......................................  $     --    $  --     $  7,134   $   (45)   $  7,134   $   (45)
Debt securities issued by foreign governments.........        --       --        5,031        (5)      5,031        (5)
                                                        --------    -----     --------   -------    --------   -------
   Total..............................................  $     --    $  --     $ 12,165   $   (50)   $ 12,165   $   (50)
                                                        ========    =====     ========   =======    ========   =======

                                                                            As of December 31, 2006
                                                       ----------------------------------------------------------------
                                                        Less than 12 months    12 months or more           Total
                                                       --------------------  --------------------  --------------------
                                                        Carrying              Carrying              Carrying
                                                        Value of              Value of              Value of
                                                       Securities            Securities            Securities
                                                       with Gross            with Gross            with Gross
                                                       Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:                                Loss      Losses      Loss      Losses      Loss      Losses
--------------------------                             ---------- ---------- ---------- ---------- ---------- ----------
US Treasury obligations and direct obligations of U.S.
  government agencies.................................  $ 59,487    $ (75)    $ 38,643   $  (943)   $ 98,130   $(1,018)
Corporate bonds.......................................    57,170      (68)      52,468      (338)    109,638      (406)
Debt securities issued by foreign governments.........        --       --        9,994      (166)      9,994      (166)
                                                        --------    -----     --------   -------    --------   -------
   Total..............................................  $116,657    $(143)    $101,105   $(1,447)   $217,762   $(1,590)
                                                        ========    =====     ========   =======    ========   =======

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that the investment grade securities have been found to be less likely to develop credit concerns. The Company did not have any below investment grade fixed maturity securities at December 31, 2007 and December 31, 2006.

The amortized cost and fair value of fixed maturities at December 31, 2007, by contractual maturity, are shown below:

                                               Amortized Cost Fair Value
                                               -------------- ----------
        Available-for-Sale:
        Due in one year or less...............    $125,183     $125,596
        Due after one year through five years.     190,798      196,082
        Due after five years through ten years     120,171      126,452
        Due after ten years...................      74,170       80,555
                                                  --------     --------
           Total..............................    $510,322     $528,685
                                                  ========     ========

Fixed-maturity securities with a fair value of $497 and $476 at December 31, 2007 and 2006, respectively, were on deposit with or in custody accounts on behalf of the Department to satisfy regulatory requirements.

There were no non-income producing available-for-sale securities for the years ended December 31, 2007 and 2006.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $15,138 and $12,953 at December 31, 2007 and 2006, respectively.

Note 4--Income Taxes

The Company participates with its affiliates in a consolidated federal income tax return for the years ended December 31, 2007 and 2006. The Company filed a separate federal income tax return for the year ended December 31, 2005.

In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if the Company filed a separate federal income tax return. The tax charge to the Company will not be more than that which the Company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income taxes were as follows:

                                        For the Years Ended December 31,
                                        --------------------------------
                                         2007       2006       2005
                                         -------    -------    -------
                 Current federal taxes. $33,186    $37,581    $ 4,952
                 Deferred federal taxes  15,075      2,322     19,563
                                         -------    -------    -------
                 Total income taxes.... $48,261    $39,903    $24,515
                                         =======    =======    =======

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

A reconciliation of income taxes computed by applying the 35% federal income tax rate to income before income taxes to income tax expense charged to operations follows:

                                           For the Years Ended December 31,
                                           -------------------------------
                                             2007        2006       2005
                                            --------    -------   -------
          Tax at 35%...................... $ 57,047    $39,331    $26,975
          Add (deduct):
             Prior year taxes.............  (10,962)        (8)      (760)
             Dividends received deduction.  (11,031)    (1,909)    (1,707)
             Unrecognized tax benefits....   13,798      2,411         --
             Other........................     (591)        78          7
                                            --------    -------   -------
                 Total income taxes....... $ 48,261    $39,903    $24,515
                                            ========    =======   =======

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and tax values of assets and liabilities at each balance sheet date. The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                             December 31,
                                                         -------------------
                                                            2007      2006
                                                         ---------  --------
   Deferred tax assets:
      Policy reserves adjustments....................... $  61,472  $ 45,879
      Other.............................................     6,244     3,208
                                                         ---------  --------
          Total deferred tax assets.....................    67,716    49,087
                                                         ---------  --------
   Deferred tax liabilities:
      Deferred acquisition costs........................ $ (86,711) $(63,194)
      Unrealized gains on securities available-for-sale.    (6,511)     (473)
      Reinsurance.......................................   (47,919)  (33,173)
      Other.............................................        --        --
                                                         ---------  --------
          Total deferred tax liabilities................  (141,141)  (96,840)
                                                         ---------  --------
          Net deferred tax liabilities.................. $ (73,425) $(47,753)
                                                         =========  ========

The Company paid taxes of $32,462 in 2007 and $4,744 in 2005, and received a tax refund of $492 in 2006.

The Company files income tax returns in the U.S. federal jurisdiction and New York. With few exceptions the Company is no longer subject to U.S. federal, state and local income tax examinations by taxing authorities for years before 1998. The Internal Revenue Service (IRS) completed its examinations for years 1998 through 2003 on December 31, 2005. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company's U.S. income tax returns for years 2004 through 2005 in the third quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN 48, on January 1, 2007. In connection with the adoption of FIN 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

                                                             Amount of Unrecognized
                                                               Tax Benefits as of
                                                               December 31, 2007
                                                             ----------------------
Balance as of January 1, 2007...............................        $ 7,322
Additions based on tax positions related to the current year          4,704
Additions for tax positions of prior years..................          4,182
Reductions for tax positions of prior years.................             --
                                                                    -------
Balance as of December 31, 2007.............................        $16,208
                                                                    =======

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Included in the balance as of December 31, 2007, are $16,208 of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2007 and 2006, the Company recognized approximately $845 and $354 in interest expense, respectively. The Company had approximately $1,199 and $354 accrued for interest as of December 31, 2007 and December 31, 2006 respectively. The Company has not recognized any material amounts of penalties during the years ended December 31, 2007, 2006 and 2005.

Note 5 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

                              For the years ended December 31,
                  --------------------------------------------------------
                         2007                2006               2005
                       Premiums            Premiums           Premiums
                  ------------------  ------------------  ----------------
                   Written   Earned    Written   Earned   Written   Earned
                  --------  --------  --------  --------  -------  -------
     Direct...... $ 34,919  $ 35,035  $ 18,448  $ 18,693  $ 8,967  $ 8,920
     Assumed.....       --        --        --        --       --       --
     Ceded.......  (29,659)  (29,659)  (18,529)  (18,529)  (8,618)  (8,618)
                  --------  --------  --------  --------  -------  -------
     Net Premiums $  5,260  $  5,376  $    (81) $    164  $   349  $   302
                  ========  ========  ========  ========  =======  =======

At December 31, 2007, the Company had treaties with twenty-one re-insurers, nineteen non-affiliated and two affiliated. The per policy life risk retained by the Company is capped at a maximum of $100. In 2007, there were twenty-one recoveries under these agreements totaling a recovery of $14,008 on $17,180 of death claims. In 2006, there were eight recoveries under these agreements totaling a recovery of $2,204 on $3,911 of death claims. In 2005, there were three recoveries under these agreements totaling a recovery of $1,906 on $3,214 of death claims.

At December 31, 2007, the Company had deferred stop loss reinsurance agreements with one unaffiliated reinsurer to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. The Company paid $993, $1,063, and $1,108 in reinsurance premiums for the years ended December 31, 2007, 2006, and 2005, respectively. The agreements have a term of fifteen years, at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

At December 31, 2007, the Company had reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum income benefit guarantee claims. The Company paid $2,835, $2,963, and $2,720 in reinsurance premiums for the years ended December 31, 2007, 2006, and 2005, respectively.

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 6 - Pension Benefit Plans and Other Postretirement Benefit Plans

The Company participates in a non-contributory pension plan , which is sponsored by an affiliate, John Hancock Financial Services, Inc. These benefits are provided through both funded qualified (the Plan) and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with compensation and/or pension benefits in excess of the qualified plan limits under applicable law. The Company uses a December 31 measurement date. Pension benefits are provided to participants of the Plan after three years of vesting. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65. Various optional forms of payment are available including lump sum. Early retirement benefits are actuarially equivalent to the projected age 65 cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service on July 1, 1998 and who terminate employment after attaining age 50 and completing 10 years of service. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2007, 2006 and 2005.

The Company participates in a defined contribution 401(k) savings plan sponsored by an affiliate, John Hancock Life Insurance Company. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2007, 2006 and 2005.

In addition to the retirement plans, the Company participates in a post-retirement benefit plan that is sponsored by JHUSA. This plan provides medical and life insurance covering its retired employees hired before January 1, 2005, who have attained age 50 and have 10 or more years of service with the Company. This welfare plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement with contributions not required for certain select retirees. It also provides the employee with a life insurance benefit of 100% of the basic coverage just prior to retirement up to a maximum of $2.5 million.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 7 - Commitments and Contingencies

Commitments. The Company leases office space under various operating lease agreements, which will expire in March of 2009. For the years ended December 31, 2007, 2006, and 2005 the Company incurred rent expense of $75, $94, and $181, respectively.

The minimum lease payments associated with the office space under the operating lease agreement are as follows:

                                       Minimum
                                        Lease
                                       Payments
                                       --------
                                 2008.   $ 82
                                 2009.     21
                                         ----
                                 Total   $103
                                         ====

Legal Proceedings. The Company is regularly involved in litigation both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and as a taxpayer. In addition, the New York Insurance Department, the New York Attorney General, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority and other government and regularity bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning compliance with, among other things, insurance laws, securities laws, and laws governing activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 8 - Shareholder's Equity

Common Stock

The Company has one class of capital stock: common stock ($1 par value, 3,000,000 shares authorized and 2,000,001 shares issued and outstanding) at December 31, 2007 and 2006.

Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income for the years indicated are presented below:

                                                                                                              Accumulated
                                                                                                     Net         Other
                                                                                                  Unrealized Comprehensive
                                                                                                    Gains       Income
                                                                                                  ---------- -------------
Balance at January 1, 2005.......................................................................  $   434      $   434
Gross unrealized losses (net of deferred income tax benefit of $602).............................   (1,119)      (1,119)
Reclassification adjustment for losses realized in net income (net of income tax benefit of $72).      134          134
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of $286).....      531          531
Adjustment to deferred sales inducements (net of deferred income tax expense of $47).............       89           89
                                                                                                   -------      -------
Net unrealized losses............................................................................     (365)        (365)
                                                                                                   -------      -------
Balance at December 31, 2005.....................................................................       69           69
                                                                                                   =======      =======
Gross unrealized gains (net of deferred income tax expense of $242)..............................      451          451
Reclassification adjustment for losses realized in net income (net of income tax benefit of $396)      735          735
Adjustment to deferred policy acquisition costs (net of deferred income tax benefit of $106).....     (198)        (198)
Adjustment to deferred sales inducements (net of deferred income tax benefit of $16).............      (30)         (30)
                                                                                                   -------      -------
Net unrealized gains.............................................................................      958          958
                                                                                                   -------      -------
Balance at December 31, 2006.....................................................................    1,027        1,027
                                                                                                   =======      =======
Gross unrealized gains (net of deferred income tax expense of $6,194)............................   11,503       11,503
Reclassification adjustment for gains realized in net income (net of income tax expense of $155).     (288)        (288)
Adjustment to deferred policy acquisition costs (net of deferred income tax benefit of $285).....     (530)        (530)
Adjustment to deferred sales inducements (net of deferred income tax benefit of $42).............      (78)         (78)
                                                                                                   -------      -------
Net unrealized gains.............................................................................   10,607       10,607
                                                                                                   -------      -------
Balance at December 31, 2007.....................................................................  $11,634      $11,634
                                                                                                   =======      =======

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Net unrealized investment gains, included in the balance sheets as a component of shareholder's equity, are summarized as follows:

                                                                   2007    2006    2005
                                                                 -------  ------  -----
Balance at end of year comprises:
   Fixed maturities............................................. $18,363  $  564  $(296)
   Short-term and other investments.............................     241     786   (178)
                                                                 -------  ------  -----
Total...........................................................  18,604   1,350   (474)

Amounts of unrealized investment losses (gains) attributable to:
   Deferred acquisition costs...................................    (614)    201    505
   Deferred sales inducements...................................     (91)     29     75
   Deferred federal income taxes................................  (6,265)   (553)   (37)
                                                                 -------  ------  -----
Total...........................................................  (6,970)   (323)   543
                                                                 -------  ------  -----
Net unrealized investment gains................................. $11,634  $1,027  $  69
                                                                 =======  ======  =====

Statutory Results

The Company prepares it's statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of New York. For the Company, the state of New York only recognizes statutory accounting practices prescribed or permitted by New York insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual has been adopted as a component of prescribed or permitted practices by New York. The New York Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

At December 31, 2007, 2006, and 2005 there were no permitted practices.

The Company's statutory net income for the year ended December 31, 2007 was $66,351 (unaudited). The Company's statutory surplus as of December 31, 2007 was $223,048 (unaudited).

New York has enacted laws governing the payment of dividends by insurers. Under New York insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the New York Commissioner of Insurance. New York law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the State of New York Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 9 - Capital Maintenance Agreement

Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 10 - Segment Information

The Company operates in the following three business segments: two segments primarily serve retail customers and the third segment is the Corporate Segment, The retail segments are the Protection Segment and the Wealth Management Segment.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers variable annuities and group pension contracts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 - Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated:

                                                                                      Wealth
                                                                         Protection Management Corporate Consolidated
                                                                         ---------- ---------- --------- ------------
Year ended December 31, 2007
Revenues:
   Revenue from external customers......................................  $ 61,435  $   98,318 $     (1)  $  159,752
   Net investment income................................................     6,925      30,190  135,245      172,360
   Net realized investment (losses) gains...............................    (5,132)        180     (797)      (5,749)
                                                                          --------  ---------- --------   ----------
   Revenues.............................................................  $ 63,228  $  128,688 $134,447   $  326,363
                                                                          ========  ========== ========   ==========
   Net income:..........................................................  $  5,318  $   16,335 $ 93,076   $  114,729
                                                                          ========  ========== ========   ==========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.  $    165  $   21,582 $117,452   $  139,199
   Carrying value of investments accounted for by the equity method.....        --          --      800          800
   Amortization of deferred policy acquisition costs and deferred sales
     inducements........................................................    14,838      23,422       --       38,260
   Income taxes.........................................................     2,776       5,826   39,659       48,261
   Segment assets.......................................................  $429,618  $6,859,426 $536,585   $7,825,629

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                                                                      Wealth
                                                                         Protection Management  Corporate Consolidated
                                                                         ---------- ----------  --------- ------------
Year ended December 31, 2006
Revenues:
   Revenue from external customers......................................  $ 35,299  $   75,583  $     --   $  110,882
   Net investment income................................................     4,497      25,611   106,086      136,194
   Net realized investment losses.......................................    (1,677)       (190)     (790)      (2,657)
                                                                          --------  ----------  --------   ----------
   Revenues.............................................................  $ 38,119  $  101,004  $105,296   $  244,419
                                                                          ========  ==========  ========   ==========
   Net (loss) income:...................................................  $ (2,510) $    6,724  $ 68,259   $   72,473
                                                                          ========  ==========  ========   ==========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.  $     98  $   17,034  $ 95,742   $  112,874
   Carrying value of investments accounted for by the equity method.....        --          --       800          800
   Amortization of deferred policy acquisition costs and deferred sales
     inducements........................................................    24,353      37,487        --       61,840
   Income taxes (benefit)...............................................      (964)      3,502    37,365       39,903
   Segment assets.......................................................  $261,106  $5,785,263  $363,727   $6,410,096

                                                                                      Wealth
                                                                         Protection Management  Corporate Consolidated
                                                                         ---------- ----------  --------- ------------
Year ended December 31, 2005
Revenues:
   Revenue from external customers......................................  $ 17,448  $   56,494  $      7   $   73,949
   Net investment income................................................     2,192      17,867    60,797       80,856
   Net realized investment (losses) gains...............................      (329)         75        (9)        (263)
                                                                          --------  ----------  --------   ----------
   Revenues.............................................................  $ 19,311  $   74,436  $ 60,795   $  154,542
                                                                          ========  ==========  ========   ==========
   Net (loss) income:...................................................  $   (431) $   15,397  $ 37,589   $   52,555
                                                                          ========  ==========  ========   ==========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.  $     70  $   11,629  $ 54,094   $   65,793
   Carrying value of investments accounted for by the equity method.....        --          --       800          800
   Amortization of deferred policy acquisition costs and deferred sales
     inducements........................................................     9,367      19,972        --       29,339
   Income taxes (benefit)...............................................      (619)      4,506    20,628       24,515

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities fair values were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services.

The carrying values for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

The fair value for insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                           December 31,
                                                -----------------------------------
                                                      2007              2006
                                                ----------------- -----------------
                                                Carrying  Fair    Carrying  Fair
                                                 Value    Value    Value    Value
                                                -------- -------- -------- --------
Assets:
   Fixed maturities............................ $528,685 $528,685 $357,642 $357,642
   Policy loans................................   35,092   35,092   28,345   28,345
   Short-term investments......................  194,215  194,215  153,598  153,598
   Cash and cash equivalents...................   33,093   33,093   25,448   25,448
Liabilities:
   Fixed rate deferred and immediate annuities. $286,871 $279,582 $285,563 $277,992

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 12 - Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

During 2007 and 2006, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable annuities with guarantees are carried at fair value and reported on the Balance Sheets as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Statements of Income.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (GMDB) features guarantee the contract holder either
(a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional reduction in the amount guaranteed for partial withdrawal instead of a dollar-for-dollar reduction. As of December 31, 2007, 49% of the inforce contract values have reduction of benefit on a dollar-for-dollar basis, and 51% on a proportional basis.

The Company sold contracts with Guaranteed Minimum Income Benefit (GMIB) riders from 2001 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contractholder after a stipulated waiting period (10 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit (GMWB) rider, and has since offered multiple variations of this optional benefit. The GMWB rider provides contractholders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to GMDB and GMIB.

The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed on the following page are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the GMDB in excess of the account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level. The table below shows the net amount at risk net of reinsurance.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

As of December 31, 2007 and 2006, the Company had the following variable annuity contracts with guarantees:

                                                                                   December 31, December 31,
                                                                                       2007         2006
                                                                                   ------------ ------------
                                                                                         (in millions)
Guaranteed minimum death benefit

   Return of net deposits.........................................................
   In the event of death..........................................................
       Account value..............................................................   $1,258.5     $  770.8
       Net amount at risk - net of reinsurance....................................        2.5          0.1
       Average attained age of contractholders....................................         58           58

   Highest specified anniversary account value minus withdrawals post anniversary.
   In the event of death..........................................................
       Account value..............................................................   $3,348.3     $3,215.2
       Net amount at risk - net of reinsurance....................................       39.6         28.7
       Average attained age of contractholders....................................         57           57

Guaranteed minimum income benefit
       Account value..............................................................   $  675.5     $  767.9
       Net amount at risk - net of reinsurance....................................         --           --
       Average attained age of contractholders....................................         52           51

Guaranteed minimum withdrawal benefit
       Account value..............................................................   $2,514.3     $1,740.1
       Net amount at risk.........................................................        8.8          0.1
       Average attained age of contractholders....................................         54           54

Account balances of variable contracts with guarantees invest in variable separate accounts with the following characteristics:

                                      December 31, December 31,
                 Asset Class              2007         2006
                 -----------          ------------ ------------
                                            (in millions)
                 Domestic Equity.....   $1,207.4     $1,216.5
                 International Equity      254.0        206.8
                 Balanced............    2,442.6      1,881.0
                 Bonds...............      409.3        397.6
                 Money Market........       80.8         61.4
                                        --------     --------
                 Total...............   $4,394.1     $3,763.3
                                        ========     ========

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

The reserve roll forwards for the separate accounts as of December 31, 2007 and 2006 are as follows:

                                                                 Guaranteed
                                   Guaranteed     Guaranteed      Minimum
                                 Minimum Death  Minimum Income   Withdrawal
                                 Benefit (GMDB) Benefit (GMIB) Benefit (GMWB) Totals
                                 -------------- -------------- -------------- ------
                                                    (in millions)
Balance at January 1, 2007......     $ 9.7          $  2.3         $ 6.4      $ 18.4
Incurred guarantee benefits.....      (2.7)             --            --        (2.7)
Other reserve changes...........       4.3             1.6          41.8        47.7
                                     -----          ------         -----      ------
Balance at December 31, 2007....      11.3             3.9          48.2        63.4
Reinsurance recoverable.........      (0.3)          (20.0)           --       (20.3)
                                     -----          ------         -----      ------
Net Balance at December 31, 2007     $11.0          $(16.1)        $48.2      $ 43.1
                                     =====          ======         =====      ======
Balance at January 1, 2006......     $ 7.8          $  1.9         $(1.5)     $  8.2
Incurred guarantee benefits.....      (2.7)             --            --        (2.7)
Other reserve changes...........       4.6             0.4           7.9        12.9
                                     -----          ------         -----      ------
Balance at December 31, 2006....       9.7             2.3           6.4        18.4
Reinsurance recoverable.........      (0.2)           (5.5)           --        (5.7)
                                     -----          ------         -----      ------
Net Balance at December 31, 2006     $ 9.5          $ (3.2)        $ 6.4      $ 12.7
                                     =====          ======         =====      ======

The gross reserves and ceded reserves for GMDB and the gross reserve for GMIB are determined using SOP 03-1 - Accounting and Reporting by Insurance for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1), whereas the asset for GMIB reinsurance and gross reserve for GMWB were determined in accordance with SFAS 133 - Accounting for Derivative Instruments and Hedging Activities (SFAS 133). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the above amounts at December 31, 2007 and 2006:

    . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 calculations, risk neutral scenarios have been used.

    . Mean return and volatility assumptions have been determined for each of the asset classes noted above. Market consistent observed volatilities are used where available for SFAS 133 calculations.

    . Annuity mortality was based on 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified/non-qualified business.

    . Annuity base lapse rates vary by contract type and duration and range from 1 percent to 42 percent (2006 - 1 percent to 45 percent).

    .  Partial withdrawal rates for GMWB are 4.6% (2006 - 5.0%) per year.

    . The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) in the SOP 03-1 calculations and 4.72% (2006 - 5.24%) for SFAS 133 calculations.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 13 - Deferred Policy Acquisition Costs and Deferred Sales Inducements

The components of the change in Deferred Policy Acquisition Costs were as follows:

For the years ended December 31,                                   2007      2006
--------------------------------                                 --------  --------
Balance, January 1.............................................. $299,620  $248,817
Capitalization..................................................  130,139   108,097
Amortization....................................................  (34,784)  (56,990)
Effect of net unrealized losses on available-for-sale securities     (815)     (304)
                                                                 --------  --------
Balance, December 31............................................ $394,160  $299,620
                                                                 ========  ========

The components of the change in Deferred Sales Inducements were as follows:

For the years ended December 31,                                   2007      2006
--------------------------------                                 --------  --------
Balance, January 1.............................................. $ 31,645  $ 30,065
Capitalization..................................................    9,046     6,476
Amortization....................................................   (3,476)   (4,850)
Effect of net unrealized losses on available-for-sale securities     (121)      (46)
                                                                 --------  --------
Balance, December 31............................................ $ 37,094  $ 31,645
                                                                 ========  ========

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account
A December 31, 2007

                 John Hancock Life Insurance Company of New York
                               Separate Account A

                          Audited Financial Statements

                                December 31, 2007

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered Public Accounting
   Firm ...................................................................    1
Statement of Assets and Liabilities .......................................    4
Statement of Operations and Changes in Contract Owners' Equity ............   28
Notes to Financial Statements .............................................   86

(ERNST & YOUNG LOGO) - ERNST & YOUNG LLP                - PHONE: (617) 266-2000
                       200 CLARENDON STREET               FAX: (617) 266-5843
                       BOSTON, MASSACHUSETTS 02116-5072   WWW.EY.COM

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statement of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account A, the "Account," comprised of the following sub-accounts,

500 Index Fund B Series NAV
500 Index Series I
500 Index Series II
Active Bond Series I
Active Bond Series II
All Cap Core Series I
All Cap Core Series II
All Cap Growth Series I
All Cap Growth Series II
All Cap Value Series I
All Cap Value Series II
American Asset Allocation Series II
American Asset High-Income Bond Series II
American Blue-Chip Income & Growth Series II
American Bond Series II
American Century - Small Company Series II
American Fundamental Holdings Series II
American Global Diversification Series II
American Global Growth Series II
American Global Small Capitalization Series II
American Growth Series II
American Growth-Income Series II
American International Series II
American New World Series II
Blue Chip Growth Series I
Blue Chip Growth Series II
Bond Index Trust A Series II
Capital Appreciation Series I
Capital Appreciation Series II
CGTC Overseas Equity Series II
Dynamic Growth Series I
Dynamic Growth Series II
Emerging Growth Series II
Emerging Small Company Series I
Emerging Small Company Series II
Equity-Income Series I
Equity-Income Series II
Financial Services Series I
Financial Services Series II
Founding Allocation Series II
Fundamental Value Series I
Fundamental Value Series II
Global Allocation Series I
Global Allocation Series II
Global Bond Series I
Global Bond Series II
Global Trust Series I
Global Trust Series II
Health Sciences Series I
Health Sciences Series II
High Income Series II
High Yield Series I
High Yield Series II
Income & Value Series I
Income & Value Series II
Independence Investment LLC Small Cap Series II
Index Allocation Series II
International Core Series I
International Core Series II
International Equity Index B Series NAV
International Small Cap Series I
International Small Cap Series II
International Value Series I
International Value Series II
Investment Quality Bond Series I
Investment Quality Bond Series II
John Hancock International Equity Index Series I
John Hancock International Equity Index Series II
John Hancock Strategic Income Series II
Large Cap Value Series I
Large Cap Value Series II
Lifestyle Aggressive Series I
Lifestyle Aggressive Series II
Lifestyle Balanced Series I
Lifestyle Balanced Series II
Lifestyle Conservative Series I

                  A MEMBER FIRM OF ERNST & YOUNG GLOBAL LIMITED

(ERNST & YOUNG LLP LOGO)                                     - ERNST & YOUNG LLP

Lifestyle Conservative Series II
Lifestyle Growth Series I
Lifestyle Growth Series II
Lifestyle Moderate Series I
Lifestyle Moderate Series II
LMFC Core Equity Series II
Marisco International Opportunities Series I
Mid Cap Index Series I
Mid Cap Index Series II
Mid Cap Intersection Series II
Mid Cap Stock Series I
Mid Cap Stock  Series II
Mid Cap Value Series I
Mid Cap Value Series II
Money Market B Series NAV
Money Market Series I
Money Market Series II
Natural Resources Series II
Pacific Rim Series I
Pacific Rim Series II
PIM Classic Value Series II
PIMCO VIT All Asset Series II
Quantitative All Cap Series II
Quantitative Mid Cap Series I
Quantitative Mid Cap Series II
Quantitative Value Series II
Real Estate Securities Series I
Real Estate Securities Series II
Real Return Bond Series II
Science & Technology Series I
Science & Technology Series II
Scudder Equity Index 500 - B
Scudder Fixed Income - B
Small Cap Index Series I
Small Cap Index Series II
Small Cap Opportunities Series I
Small Cap Opportunities Series II
Small Company Value Series I
Small Company Value Series II
Strategic Bond Series I
Strategic Bond Series II
T Rowe Price Mid Value Series II
Total Return Series I
Total Return Series II
Total Stock Market Index Series I
Total Stock Market Index Series II
U.S. Core Series I
U.S. Core Series II
U.S.  Global Leaders Growth Series I
U.S. Global Leaders Growth Series II
U.S. Government Securities Series I
U.S. Government Securities Series II
U.S. High Yield Series II
U.S. Large Cap Value Series I
U.S. Large Cap Value Series II
UBS Large Cap Series I
UBS Large Cap Series II
Utilities Series I
Utilities Series II
Value Series I
Value Series II
Wellington Small Cap Growth Series II
Wellington Small Cap Value Series II
Wells Capital Core Bond Series II

(ERNST & YOUNG LOGO)                                         - ERNST & YOUNG LLP

as of December 31, 2007, and the related statement of operations and changes in contract owners' equity and for the Alger American Balanced, Alger American Leveraged All Cap, Credit Suisse Emerging Markets, Credit Suisse Global Post Venture Capital, Dreyfus IP Midcap Stock, Dreyfus Socially Responsible Growth, Invesco Utilities, Scudder Blue Chip - B, Scudder Bond - B, Scudder Capital Growth - B, Scudder Conservative Allocation - B, Scudder Contrarian Value - B, Scudder Davis Venture Value - B, Scudder Dreman High Return Equity - B, Scudder Dreman Small Cap Value - B, Scudder Global Blue Chip - B, Scudder Global Discovery - B, Scudder Government Securities - B, Scudder Growth Allocation - B, Scudder Growth & Income - B, Scudder Health Sciences - B, Scudder High Income - B, Scudder International - B, Scudder International Select Equity - B, Scudder Janus Growth & Income - B, Scudder Mid Cap Growth - B, Scudder Moderate Allocation - B, Scudder Money Market - B, Scudder Real Estate - B, Scudder Small Cap Growth - B, Scudder Strategic Income - B, Scudder Technology Growth - B, Scudder Total Return - B, Scudder Turner Mid Cap Growth - B, Special Value Series II, Strategic Opportunities Series I, and Strategic Opportunities Series II sub-accounts for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2007, and the results of their operations and changes in their contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

April 15, 2008

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                     500 Index Fund B   500 Index   500 Index   Active Bond   Active Bond  All Cap Core
                                        Series NAV      Series I    Series II     Series I     Series II     Series I
                                     ----------------  ----------  -----------  -----------  ------------  ------------
TOTAL ASSETS
Investments at fair value               $9,257,020     $7,642,746  $17,780,464   $7,114,074   $67,505,104   $7,206,569
                                        ==========     ==========  ===========   ==========   ===========   ==========
NET ASSETS
Contracts in accumulation               $9,257,020     $7,642,746  $17,780,464   $7,114,074   $67,505,104   $7,206,569
Contracts in payout (annuitization)
                                        ----------     ----------  -----------   ----------   -----------   ----------
Total net assets                        $9,257,020     $7,642,746  $17,780,464   $7,114,074   $67,505,104   $7,206,569
                                        ==========     ==========  ===========   ==========   ===========   ==========
Units outstanding                          756,502        622,671    1,081,419      537,991     5,138,053      396,795
Unit value                              $    12.24     $    12.27  $     16.44   $    13.22   $     13.14   $    18.16
Shares                                     500,109        604,648    1,412,269      756,816     7,181,394      363,418
Cost                                    $9,488,660     $6,885,301  $15,567,122   $7,258,891   $69,127,910   $5,396,489

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                                                 American Asset
                                     All Cap Core  All Cap Growth  All Cap Growth  All Cap Value  All Cap Value    Allocation
                                       Series II      Series I        Series II       Series I      Series II       Series II
                                     ------------  --------------  --------------  -------------  -------------  --------------
TOTAL ASSETS
Investments at fair value             $ 2,390,988    $13,881,068     $3,588,318      $3,593,151    $ 7,724,041     $37,905,962
                                      ===========    ===========     ==========      ==========    ===========     ===========
NET ASSETS
Contracts in accumulation             $ 2,390,988    $13,881,068     $3,588,318      $3,593,151    $ 7,724,041     $37,905,962
Contracts in payout (annuitization)
                                      -----------    -----------     ----------      ----------    -----------     -----------
Total net assets                      $ 2,390,988    $13,881,068     $3,588,318      $3,593,151    $ 7,724,041     $37,905,962
                                      ===========    ===========     ==========      ==========    ===========     ===========
Units outstanding                         128,000        770,815        221,112         210,643        425,675       3,022,935
Unit value                            $     18.68    $     18.01     $    16.23      $    17.06    $     18.15     $     12.54
Shares                                    120,940        695,096        181,595         440,337        950,067       3,059,400
Cost                                  $ 2,267,994    $10,028,085     $2,756,228      $4,856,889    $10,498,516     $39,320,713

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                           American                       American      American       American
                                      American Asset      Blue-Chip                      Century -    Fundamental       Global
                                     High-Income Bond  Income & Growth  American Bond  Small Company    Holdings   Diversification
                                         Series II        Series II       Series II      Series II     Series II      Series II
                                     ----------------  ---------------  -------------  -------------  -----------  ---------------
TOTAL ASSETS
Investments at fair value               $2,755,967       $ 17,404,828    $120,045,279     $216,598     $4,400,565     $3,425,103
                                        ==========       ============    ============     ========     ==========     ==========
NET ASSETS
Contracts in accumulation               $2,755,967       $ 17,404,828    $120,045,279     $216,598     $4,400,565     $3,425,103
Contracts in payout (annuitization)
                                        ----------       ------------    ------------     --------     ----------     ----------
Total net assets                        $2,755,967       $ 17,404,828    $120,045,279     $216,598     $4,400,565     $3,425,103
                                        ==========       ============    ============     ========     ==========     ==========
Units outstanding                          230,460            880,021       9,126,538       14,443        350,302        272,763
Unit value                              $    11.96       $      19.78    $      13.15     $  15.00     $    12.56     $    12.56
Shares                                     243,245          1,170,466       9,149,793       19,408        369,485        288,308
Cost                                    $2,953,853       $ 18,511,992    $118,645,890     $277,698     $4,448,282     $3,433,431

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                    American Global
                                        American         Small         American                         American      American
                                     Global Growth   Capitalization     Growth     American Growth-  International   New World
                                       Series II       Series II       Series II   Income Series II    Series II     Series II
                                     -------------  ---------------  ------------  ----------------  -------------  -----------
TOTAL ASSETS
Investments at fair value             $13,159,132      $5,318,825    $194,067,617    $170,838,729     $117,981,842  $4,542,926
                                      ===========      ==========    ============    ============     ============  ==========
NET ASSETS
Contracts in accumulation             $13,159,132      $5,318,825    $194,067,617    $170,838,729     $117,981,842  $4,542,926
Contracts in payout (annuitization)
                                      -----------      ----------    ------------    ------------     ------------  ----------
Total net assets                      $13,159,132      $5,318,825    $194,067,617    $170,838,729     $117,981,842  $4,542,926
                                      ===========      ==========    ============    ============     ============  ==========
Units outstanding                         995,659         394,302       9,075,004       8,978,819        4,182,062     304,656
Unit value                            $     13.22      $    13.49    $      21.38    $      19.03     $      28.21  $    14.91
Shares                                  1,003,748         398,414       8,997,108       8,760,960        4,423,766     307,786
Cost                                  $13,175,338      $5,562,949    $177,412,827    $159,798,384     $ 99,362,861  $4,482,328

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      Blue Chip    Blue Chip   Bond Index     Capital       Capital    CGTC Overseas
                                        Growth       Growth      Trust A   Appreciation  Appreciation      Equity
                                       Series I    Series II    Series II    Series I      Series II     Series II
                                     -----------  -----------  ----------  ------------  ------------  -------------
TOTAL ASSETS
Investments at fair value            $40,711,092  $20,648,159    $41,841    $12,302,853   $11,902,004     $714,543
                                     ===========  ===========    =======    ===========   ===========     ========
NET ASSETS
Contracts in accumulation            $40,639,141  $20,648,159    $41,841    $12,302,853   $11,902,004     $714,543
Contracts in payout (annuitization)       71,951
                                     -----------  -----------    -------    -----------   -----------     --------
Total net assets                     $40,711,092  $20,648,159    $41,841    $12,302,853   $11,902,004     $714,543
                                     ===========  ===========    =======    ===========   ===========     ========
Units outstanding                      1,903,481    1,218,131      3,228      1,201,703       745,844       36,244
Unit value                           $     21.39  $     16.95    $ 12.96    $     10.24   $     15.96     $  19.71
Shares                                 1,876,087      953,726      3,246      1,224,164     1,194,980       51,112
Cost                                 $31,129,081  $16,201,889    $41,794    $10,939,363   $10,609,961     $710,781

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Dynamic     Dynamic    Emerging      Emerging       Emerging
                                       Growth      Growth      Growth    Small Company  Small Company  Equity-Income
                                      Series I    Series II   Series II     Series I      Series II       Series I
                                     ----------  ----------  ----------  -------------  -------------  -------------
TOTAL ASSETS
Investments at fair value            $4,168,775  $2,930,580  $  884,193    $4,464,262     $4,486,421    $56,668,501
                                     ==========  ==========  ==========    ==========     ==========    ===========
NET ASSETS
Contracts in accumulation            $4,168,775  $2,930,580  $  884,193    $4,464,262     $4,486,421    $56,633,251
Contracts in payout (annuitization)                                                                          35,250
                                     ----------  ----------  ----------    ----------     ----------    -----------
Total net assets                     $4,168,775  $2,930,580  $  884,193    $4,464,262     $4,486,421    $56,668,501
                                     ==========  ==========  ==========    ==========     ==========    ===========
Units outstanding                       667,773     163,782      44,040       272,732        284,952      1,806,937
Unit value                           $     6.24  $    17.89  $    20.08    $    16.37     $    15.74    $     31.36
Shares                                  631,633     448,101      93,466       182,215        185,543      3,440,710
Cost                                 $2,482,918  $2,157,475  $1,067,030    $4,604,204     $4,964,759    $52,597,713

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                     Financial   Financial    Founding   Fundamental  Fundamental
                                     Equity-Income   Services    Services    Allocation     Value        Value
                                       Series II     Series I    Series II   Series II     Series I    Series II
                                     -------------  ----------  ----------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value             $36,348,925   $1,856,449  $5,039,969  $71,857,208   $8,158,196  $45,930,460
                                      ===========   ==========  ==========  ===========   ==========  ===========
NET ASSETS
Contracts in accumulation             $36,348,925   $1,856,449  $5,039,969  $71,857,208   $8,158,196  $45,930,460
Contracts in payout (annuitization)
                                      -----------   ----------  ----------  -----------   ----------  -----------
Total net assets                      $36,348,925   $1,856,449  $5,039,969  $71,857,208   $8,158,196  $45,930,460
                                      ===========   ==========  ==========  ===========   ==========  ===========
Units outstanding                       2,076,517      116,546     294,628    5,984,953      492,346    2,595,003
Unit value                            $     17.50   $    15.93  $    17.11  $     12.01   $    16.57  $     17.70
Shares                                  2,213,698      127,679     348,064    5,963,254      494,436    2,792,125
Cost                                  $36,374,377   $1,983,726  $5,429,317  $74,035,280   $6,375,341  $43,037,488

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Global       Global
                                     Allocation   Allocation  Global Bond  Global Bond  Global Trust  Global Trust
                                      Series I    Series II     Series I    Series II     Series I      Series II
                                     ----------  -----------  -----------  -----------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $2,186,523  $19,965,422   $5,363,880  $20,930,834   $17,811,866   $8,056,165
                                     ==========  ===========   ==========  ===========   ===========   ==========
NET ASSETS
Contracts in accumulation            $2,186,523  $19,965,422   $5,363,880  $20,930,834   $17,797,506   $8,056,165
Contracts in payout (annuitization)                                                           14,360
                                     ----------  -----------   ----------  -----------   -----------   ----------
Total net assets                     $2,186,523  $19,965,422   $5,363,880  $20,930,834   $17,811,866   $8,056,165
                                     ==========  ===========   ==========  ===========   ===========   ==========
Units outstanding                       168,292    1,249,302      217,223    1,202,424       584,689      431,619
Unit value                           $    12.99  $     15.98   $    24.69  $     17.41   $     30.46   $    18.66
Shares                                  194,877    1,789,016      352,887    1,381,573       993,966      451,579
Cost                                 $2,123,747  $21,291,784   $5,232,511  $20,348,639   $14,650,154   $7,904,461

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Health       Health       High                              Income &
                                      Sciences     Sciences     Income   High Yield  High Yield     Value
                                      Series I    Series II   Series II   Series I    Series II    Series I
                                     ----------  -----------  ---------  ----------  ----------  -----------
TOTAL ASSETS
Investments at fair value            $4,138,870   $9,050,094   $212,108  $6,307,307  $9,166,461  $16,025,806
                                     ==========   ==========   ========  ==========  ==========  ===========
NET ASSETS
Contracts in accumulation            $4,138,870   $9,050,094   $212,108  $6,298,560  $9,162,560  $16,010,644
Contracts in payout (annuitization)                                           8,747       3,901       15,162
                                     ----------   ----------   --------  ----------  ----------  -----------
Total net assets                     $4,138,870   $9,050,094   $212,108  $6,307,307  $9,166,461  $16,025,806
                                     ==========   ==========   ========  ==========  ==========  ===========
Units outstanding                       206,976      423,488     18,414     404,512     541,575      690,505
Unit value                           $    20.00   $    21.37   $  11.52  $    15.59  $    16.93  $     23.21
Shares                                  274,097      607,797     17,705     663,927     959,839    1,475,673
Cost                                 $4,065,080   $9,013,480   $239,976  $6,680,142  $9,823,172  $15,170,806

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                  Independence
                                      Income &   Investment LLC     Index     International  International   International
                                        Value       Small Cap     Allocation       Core           Core      Equity Index B
                                      Series II     Series II     Series II      Series I      Series II      Series NAV
                                     ----------  --------------  -----------  -------------  -------------  --------------
TOTAL ASSETS
Investments at fair value            $9,198,635      $65,086     $41,357,739    $4,709,106     $3,121,928     $4,705,272
                                     ==========      =======     ===========    ==========     ==========     ==========
NET ASSETS
Contracts in accumulation            $9,198,635      $65,086     $41,357,739    $4,698,756     $3,121,928     $4,705,272
Contracts in payout (annuitization)                                                 10,350
                                     ----------      -------     -----------    ----------     ----------     ----------
Total net assets                     $9,198,635      $65,086     $41,357,739    $4,709,106     $3,121,928     $4,705,272
                                     ==========      =======     ===========    ==========     ==========     ==========
Units outstanding                       593,787        4,414       2,938,747       256,491        145,999        357,459
Unit value                           $    15.49      $ 14.75     $     14.07    $    18.36     $    21.38     $    13.16
Shares                                  851,725        5,640       3,088,703       327,248        215,901        223,422
Cost                                 $9,061,569      $77,742     $41,919,505    $4,039,261     $3,100,530     $4,616,620

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                     International  International  International  International    Investment     Investment
                                       Small Cap      Small Cap        Value          Value         Quality         Quality
                                        Series I      Series II       Series I      Series II    Bond Series I  Bond Series II
                                     -------------  -------------  -------------  -------------  -------------  --------------
TOTAL ASSETS
Investments at fair value             $7,175,075      $7,890,683    $17,773,112    $27,911,560    $ 9,925,342     $30,161,960
                                      ==========      ==========    ===========    ===========    ===========     ===========
NET ASSETS
Contracts in accumulation             $7,173,900      $7,890,683    $17,769,348    $27,911,560    $ 9,907,201     $30,161,960
Contracts in payout (annuitization)        1,175                          3,764                        18,141
                                      ----------      ----------    -----------    -----------    -----------     -----------
Total net assets                      $7,175,075      $7,890,683    $17,773,112    $27,911,560    $ 9,925,342     $30,161,960
                                      ==========      ==========    ===========    ===========    ===========     ===========
Units outstanding                        302,428         316,628        815,126      1,140,907        456,240       1,979,728
Unit value                            $    23.72      $    24.92    $     21.80    $     24.46    $     21.75     $     15.24
Shares                                   381,856         418,160      1,036,938      1,633,210        878,349       2,671,564
Cost                                  $7,892,778      $9,011,078    $16,153,801    $26,918,222    $10,576,870     $31,029,822

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      John Hancock    John Hancock  John Hancock
                                      International  International    Strategic      Large       Large    Lifestyle
                                         Equity       Equity Index     Income      Cap Value   Cap Value  Aggressive
                                     Index Series I    Series II      Series II    Series I    Series II   Series I
                                     --------------  -------------  ------------  ----------  ----------  ----------
TOTAL ASSETS
Investments at fair value              $1,938,532      $4,400,789    $1,943,403   $2,534,657  $7,440,399  $4,982,898
                                       ==========      ==========    ==========   ==========  ==========  ==========
NET ASSETS
Contracts in accumulation              $1,938,532      $4,400,789    $1,943,403   $2,534,657  $7,440,399  $4,982,898
Contracts in payout (annuitization)
                                       ----------      ----------    ----------   ----------  ----------  ----------
Total net assets                       $1,938,532      $4,400,789    $1,943,403   $2,534,657  $7,440,399  $4,982,898
                                       ==========      ==========    ==========   ==========  ==========  ==========
Units outstanding                          82,272         188,054       135,809      101,295     297,142     277,412
Unit value                             $    23.56      $    23.40    $    14.31   $    25.02  $    25.04  $    17.96
Shares                                     86,580         196,727       141,441      113,306     333,800     460,527
Cost                                   $1,652,409      $3,538,999    $1,894,847   $2,615,123  $7,461,979  $4,956,014

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      Lifestyle    Lifestyle     Lifestyle     Lifestyle     Lifestyle    Lifestyle
                                      Aggressive    Balanced     Balanced    Conservative  Conservative     Growth
                                      Series II     Series I     Series II     Series I      Series II     Series I
                                     -----------  -----------  ------------  ------------  ------------  -----------
TOTAL ASSETS
Investments at fair value            $46,731,421  $47,729,338  $828,590,268   $15,462,501   $84,601,350  $32,488,479
                                     ===========  ===========  ============   ===========   ===========  ===========
NET ASSETS
Contracts in accumulation            $46,731,421  $47,688,999  $828,202,160   $15,462,501   $84,601,350  $32,488,479
Contracts in payout (annuitization)                    40,339       388,108
                                     -----------  -----------  ------------   -----------   -----------  -----------
Total net assets                     $46,731,421  $47,729,338  $828,590,268   $15,462,501   $84,601,350  $32,488,479
                                     ===========  ===========  ============   ===========   ===========  ===========
Units outstanding                      2,375,128    2,442,488    47,211,660       810,361     5,316,720    1,701,361
Unit value                           $     19.68  $     19.54  $      17.55   $     19.08   $     15.91  $     19.10
Shares                                 4,326,983    3,506,932    61,105,477     1,187,596     6,527,882    2,359,367
Cost                                 $47,784,024  $45,149,762  $819,395,220   $15,659,897   $86,199,003  $30,086,610

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Lifestyle    Lifestyle     Lifestyle    LMFC Core  International
                                        Growth       Moderate     Moderate      Equity    Opportunities  Mid Cap Index
                                       Series II     Series I     Series II    Series II    Series II       Series I
                                     ------------  -----------  ------------  ----------  -------------  -------------
TOTAL ASSETS
Investments at fair value            $992,822,441  $24,870,731  $224,500,266  $5,664,391    $5,510,886     $2,618,284
                                     ============  ===========  ============  ==========    ==========     ==========
NET ASSETS
Contracts in accumulation            $992,659,722  $24,870,731  $224,500,266  $5,664,391    $5,510,886     $2,618,284
Contracts in payout (annuitization)       162,719
                                     ------------  -----------  ------------  ----------    ----------     ----------
Total net assets                     $992,822,441  $24,870,731  $224,500,266  $5,664,391    $5,510,886     $2,618,284
                                     ============  ===========  ============  ==========    ==========     ==========
Units outstanding                      55,721,491    1,329,495    13,562,202     399,691       256,410        128,389
Unit value                           $      17.82  $     18.71  $      16.55  $    14.17    $    21.49     $    20.39
Shares                                 72,310,447    1,913,133    17,335,928     431,408       311,525        150,390
Cost                                 $977,129,543  $24,316,699  $225,919,922  $6,130,597    $5,832,830     $2,603,443

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                       Mid Cap        Mid          Mid
                                     Mid Cap Index  Intersection   Cap Stock    Cap Stock   Mid Cap Value  Mid Cap Value
                                       Series II      Series II    Series I     Series II      Series I      Series II
                                     -------------  ------------  -----------  -----------  -------------  -------------
TOTAL ASSETS
Investments at fair value             $12,705,176      $57,807    $18,818,584  $24,028,488    $8,000,555    $19,694,402
                                      ===========      =======    ===========  ===========    ==========    ===========
NET ASSETS
Contracts in accumulation             $12,705,176      $57,807    $18,818,584  $24,028,488    $7,983,434    $19,694,402
Contracts in payout (annuitization)                                                               17,121
                                      -----------      -------    -----------  -----------    ----------    -----------
Total net assets                      $12,705,176      $57,807    $18,818,584  $24,028,488    $8,000,555    $19,694,402
                                      ===========      =======    ===========  ===========    ==========    ===========
Units outstanding                         677,699        5,027        933,397      977,546       396,662      1,036,284
Unit value                            $     18.75      $ 11.50    $     20.16  $     24.58    $    20.17    $     19.00
Shares                                    732,287        4,975      1,177,634    1,524,650       623,582      1,541,033
Cost                                  $13,534,560      $60,212    $16,869,953  $22,138,199    $9,868,780    $24,124,955

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                        Money       Money        Money       Natural      Pacific     Pacific
                                      Market B      Market       Market     Resources       Rim         Rim
                                     Series NAV    Series I    Series II    Series II    Series I    Series II
                                     ----------  -----------  -----------  -----------  ----------  ----------
TOTAL ASSETS
Investments at fair value            $5,378,000  $23,079,597  $52,314,651  $21,904,242  $2,216,777  $4,315,252
                                     ==========  ===========  ===========  ===========  ==========  ==========
NET ASSETS
Contracts in accumulation            $5,378,000  $23,068,442  $52,314,651  $21,904,242  $2,215,809  $4,315,252
Contracts in payout (annuitization)                   11,155                                   968
                                     ----------  -----------  -----------  -----------  ----------  ----------
Total net assets                     $5,378,000  $23,079,597  $52,314,651  $21,904,242  $2,216,777  $4,315,252
                                     ==========  ===========  ===========  ===========  ==========  ==========
Units outstanding                       421,840    1,469,476    4,050,334      464,413     144,936     195,764
Unit value                           $    12.75  $     15.71  $     12.92  $     47.17  $    15.29  $    22.04
Shares                                5,378,000    2,307,960    5,231,465      767,493     211,929     414,132
Cost                                 $5,378,000  $23,079,597  $52,314,651  $24,484,135  $2,418,647  $4,982,462

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                     PIM Classic   PIMCO VIT  Quantitative  Quantitative  Quantitative  Quantitative
                                        Value      All Asset     All Cap       Mid Cap       Mid Cap        Value
                                      Series II    Series II    Series II     Series I      Series II     Series II
                                     -----------  ----------  ------------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value             $1,831,414  $3,544,793   $12,353,188    $319,072     $3,198,452    $4,042,281
                                      ==========  ==========   ===========    ========     ==========    ==========
NET ASSETS
Contracts in accumulation             $1,831,414  $3,544,793   $12,353,188    $319,072     $3,198,452    $4,042,281
Contracts in payout (annuitization)
                                      ----------  ----------   -----------    --------     ----------    ----------
Total net assets                      $1,831,414  $3,544,793   $12,353,188    $319,072     $3,198,452    $4,042,281
                                      ==========  ==========   ===========    ========     ==========    ==========
Units outstanding                        129,464     224,910       578,097      23,745        187,524       233,957
Unit value                            $    14.15  $    15.76   $     21.37    $  13.44     $    17.06    $    17.28
Shares                                   149,870     301,684       806,344      37,231        379,413       315,065
Cost                                  $2,239,496  $3,555,782   $14,075,043    $423,376     $3,913,878    $4,652,392

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2007

                                     Real Estate  Real Estate  Real Return   Science &    Science &
                                      Securities   Securities      Bond      Technology  Technology  Scudder Equity
                                       Series I    Series II    Series II     Series I    Series II  Index 500 -- B
                                     -----------  -----------  -----------  -----------  ----------  --------------
TOTAL ASSETS
Investments at fair value             $6,284,003  $15,631,758  $10,530,769  $12,658,098  $6,674,726    $7,044,675
                                      ==========  ===========  ===========  ===========  ==========    ==========
NET ASSETS
Contracts in accumulation             $6,279,127  $15,631,758  $10,530,769  $12,613,280  $6,674,726    $7,044,675
Contracts in payout (annuitization)        4,876                                 44,818
                                      ----------  -----------  -----------  -----------  ----------    ----------
Total net assets                      $6,284,003  $15,631,758  $10,530,769  $12,658,098  $6,674,726    $7,044,675
                                      ==========  ===========  ===========  ===========  ==========    ==========
Units outstanding                        201,915      619,751      706,553    1,171,203     408,240       307,827
Unit value                            $    31.12  $     25.22  $     14.90  $     10.81  $    16.35    $    22.89
Shares                                   506,774    1,260,626      782,957      852,397     453,138       454,202
Cost                                  $9,810,629  $24,151,250  $10,435,695  $ 9,247,630  $5,700,609    $5,976,017

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Scudder     Small Cap   Small Cap     Small Cap      Small Cap
                                        Fixed        Index       Index     Opportunities  Opportunities   Small Company
                                     Income -- B   Series I    Series II      Series I      Series II    Value Series I
                                     -----------  ----------  -----------  -------------  -------------  --------------
TOTAL ASSETS
Investments at fair value             $5,692,500  $1,274,327  $11,757,634    $2,872,094     $7,216,527     $8,736,483
                                      ==========  ==========  ===========    ==========     ==========     ==========
NET ASSETS
Contracts in accumulation             $5,692,500  $1,274,327  $11,757,634    $2,872,094     $7,216,527     $8,736,483
Contracts in payout (annuitization)
                                      ----------  ----------  -----------    ----------     ----------     ----------
Total net assets                      $5,692,500  $1,274,327  $11,757,634    $2,872,094     $7,216,527     $8,736,483
                                      ==========  ==========  ===========    ==========     ==========     ==========
Units outstanding                        406,302      74,214      659,784       128,071        328,073        371,608
Unit value                            $    14.01  $    17.17  $     17.82    $    22.43     $    22.00     $    23.51
Shares                                   482,415      89,805      831,516       139,084        350,828        478,974
Cost                                  $5,616,893  $1,341,758  $13,027,934    $2,915,065     $7,383,647     $9,274,299

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                         Small       Strategic    Strategic
                                     Company Value      Bond         Bond     T Rowe Price Mid  Total Return  Total Return
                                       Series II      Series I    Series II    Value Series II    Series I      Series II
                                     -------------  -----------  -----------  ----------------  ------------  ------------
TOTAL ASSETS
Investments at fair value             $18,683,270   $12,570,207  $13,456,543     $1,055,208      $25,258,342   $30,752,368
                                      ===========   ===========  ===========     ==========      ===========   ===========
NET ASSETS
Contracts in accumulation             $18,683,270   $12,570,207  $13,443,449     $1,055,208      $25,225,668   $30,752,368
Contracts in payout (annuitization)                                   13,094                          32,674
                                      -----------   -----------  -----------     ----------      -----------   -----------
Total net assets                      $18,683,270   $12,570,207  $13,456,543     $1,055,208      $25,258,342   $30,752,368
                                      ===========   ===========  ===========     ==========      ===========   ===========
Units outstanding                         978,052       628,165      852,319         64,734        1,410,659     1,990,713
Unit value                            $     19.10   $     20.01  $     15.79     $    16.30      $     17.91   $     15.45
Shares                                  1,032,225     1,152,173    1,232,284         98,802        1,815,841     2,213,993
Cost                                  $20,396,708   $13,150,495  $14,466,821     $1,232,868      $25,134,203   $30,466,029

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007


                                          Total      Total Stock                               U.S. Global       U.S. Global
                                      Stock Market   Market Index   U.S. Core    U.S. Core       Leaders          Leaders
                                     Index Series I    Series II     Series I    Series II   Growth Series I  Growth Series II
                                     --------------  ------------  -----------  -----------  ---------------  ----------------
TOTAL ASSETS
Investments at fair value              $1,483,420     $14,027,194  $52,063,961  $ 9,894,752     $1,257,546       $3,285,343
                                       ==========     ===========  ===========  ===========     ==========       ==========
NET ASSETS:
Contracts in accumulation              $1,483,420     $14,027,194  $52,055,604  $ 9,894,752     $1,257,546       $3,285,343
Contracts in payout (annuitization)                                      8,357
                                       ----------     -----------  -----------  -----------     ----------       ----------
Total net assets                       $1,483,420     $14,027,194  $52,063,961  $ 9,894,752     $1,257,546       $3,285,343
                                       ==========     ===========  ===========  ===========     ==========       ==========
Units outstanding                         112,441         808,512    2,149,886      694,360         95,372          248,691
Unit value                             $    13.19     $     17.35  $     24.22  $     14.25     $    13.19       $    13.21
Shares                                    114,285       1,084,018    2,682,327      512,151         93,498          244,263
Cost                                   $1,165,437     $13,546,033  $60,065,356  $10,829,380     $1,149,463       $3,015,035

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                     U.S. Government  U.S. Government     U.S.
                                        Securities       Securities    High Yield  U.S. Large Cap   U.S. Large Cap  UBS Large Cap
                                         Series I        Series II      Series II  Value Series I  Value Series II     Series I
                                     ---------------  ---------------  ----------  --------------  ---------------  -------------
TOTAL ASSETS
Investments at fair value              $18,093,578      $10,995,869     $205,047     $11,523,352     $10,922,557     $21,149,764
                                       ===========      ===========     ========     ===========     ===========     ===========
NET ASSETS:
Contracts in accumulation              $18,093,578      $10,995,869     $205,047     $11,523,352     $10,922,557     $21,149,764
Contracts in payout (annuitization)
                                       -----------      -----------     --------     -----------     -----------     -----------
Total net assets                       $18,093,578      $10,995,869     $205,047     $11,523,352     $10,922,557     $21,149,764
                                       ===========      ===========     ========     ===========     ===========     ===========
Units outstanding                          902,777          802,972       14,592         793,165         697,188       1,364,068
Unit value                             $     20.04      $     13.69     $  14.05     $     14.53     $     15.67     $     15.50
Shares                                   1,410,255          856,376       16,378         720,660         684,800       1,464,665
Cost                                   $19,027,724      $11,375,484     $217,078     $ 9,073,213     $ 9,195,480     $23,356,818

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                                             Wellington Small
                                     UBS Large Cap   Utilities   Utilities                                      Cap Growth
                                       Series II     Series I    Series II  Value Series I  Value Series II      Series II
                                     -------------  ----------  ----------  --------------  ---------------  ----------------
TOTAL ASSETS
Investments at fair value              $1,612,959   $5,040,757  $8,340,129    $10,313,900      $5,422,769       $2,090,135
                                       ==========   ==========  ==========    ===========      ==========       ==========
NET ASSETS:
Contracts in accumulation              $1,612,959   $5,040,757  $8,340,129    $10,309,517      $5,422,769       $2,090,135
Contracts in payout (annuitization)                                                 4,383
                                       ----------   ----------  ----------    -----------      ----------       ----------
Total net assets                       $1,612,959   $5,040,757  $8,340,129    $10,313,900      $5,422,769       $2,090,135
                                       ==========   ==========  ==========    ===========      ==========       ==========
Units outstanding                         104,356      231,208     250,917        367,190         274,625          113,147
Unit value                             $    15.46   $    21.80  $    33.24    $     28.09      $    19.75       $    18.47
Shares                                    112,011      351,517     586,095        594,119         313,636          203,916
Cost                                   $1,777,014   $4,648,836  $7,911,445    $10,681,332      $6,290,478       $2,201,537

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Wellington Small   Wells Capital Core
                                     Cap Value Series II    Bond Series II
                                     -------------------  ------------------
TOTAL ASSETS
Investments at fair value                 $3,257,965           $ 228,740
                                          ==========           =========
NET ASSETS:
Contracts in accumulation                 $3,257,965           $ 228,740
Contracts in payout (annuitization)
                                          ----------           ---------
Total net assets                          $3,257,965           $ 228,740
                                          ==========           =========
Units outstanding                            210,691              17,237
Unit value                                $    15.46           $   13.27
Shares                                       201,732              18,226
Cost                                      $3,882,968           $ 227,773

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 500 Index
                                                   Fund B
                                                 Series NAV     500 Index Series I         500 Index Series II
                                                -----------  ------------------------  --------------------------
                                                    2007         2007         2006         2007          2006
                                                -----------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received              $   129,745  $   189,455  $    77,934  $    355,519  $    141,001
Expenses:
   Mortality and expense risk and
      administrative charges                        109,999      125,825      134,151       295,680       288,709
                                                -----------  -----------  -----------  ------------  ------------
Net investment income (loss)                         19,746       63,630      (56,217)       59,839      (147,708)
                                                -----------  -----------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                   --           --           --            --            --
   Net realized gain (loss)                          14,409      729,997      610,817     1,346,407       863,531
                                                -----------  -----------  -----------  ------------  ------------
Realized gains (losses)                              14,409      729,997      610,817     1,346,407       863,531
                                                -----------  -----------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                      (231,640)    (584,647)     405,077      (876,236)    1,468,982
                                                -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          (197,485)     208,980      959,677       530,010     2,184,805
                                                -----------  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 54,875       40,728       67,407       262,068       696,126
   Transfers between sub-accounts and the
      company                                    11,244,586     (798,615)    (816,084)      (28,387)   (1,451,951)
   Withdrawals                                   (1,811,995)    (750,188)  (1,189,426)   (1,575,889)   (1,259,480)
   Annual contract fee                              (32,961)      (4,577)      (5,212)      (42,980)      (48,217)
                                                -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             9,454,505   (1,512,652)  (1,943,315)   (1,385,188)   (2,063,522)
                                                -----------  -----------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         9,257,020   (1,303,672)    (983,638)     (855,178)      121,283
Contract owners' equity at beginning of period           --    8,946,418    9,930,056    18,635,642    18,514,359
                                                -----------  -----------  -----------  ------------  ------------
Contract owners' equity at end of period        $ 9,257,020  $ 7,642,746  $ 8,946,418  $ 17,780,464  $ 18,635,642
                                                ===========  ===========  ===========  ============  ============

                                                    2007         2007         2006         2007          2006
                                                -----------  -----------  -----------  ------------  ------------
Units, beginning of period                             --      752,204      947,242     1,168,020     1,315,914
Units issued                                      953,677      298,145      343,413       303,012       236,466
Units redeemed                                    197,175      427,678      538,451       389,613       384,360
                                                  -------      -------      -------     ---------     ---------
Units, end of period                              756,502      622,671      752,204     1,081,419     1,168,020
                                                  =======      =======      =======     =========     =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Active Bond Series I      Active Bond Series II   Alger American Balanced
                                                ------------------------  ------------------------  -----------------------
                                                    2007         2006         2007         2006        2007         2006
                                                -----------  -----------  -----------  -----------  -----------  ----------
Income:
   Dividend distributions received              $   673,064  $   266,708  $ 5,576,554  $ 1,630,598  $        --  $   45,587
Expenses:
   Mortality and expense risk and
      administrative charges                        126,732      148,494    1,102,500    1,010,529       19,846      59,410
                                                -----------  -----------  -----------  -----------  -----------  ----------
Net investment income (loss)                        546,332      118,214    4,474,054      620,069      (19,846)    (13,823)
                                                -----------  -----------  -----------  -----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --           --           --           --           --     194,811
   Net realized gain (loss)                          32,651       17,125       55,948      (23,312)     448,004      25,763
                                                -----------  -----------  -----------  -----------  -----------  ----------
Realized gains (losses)                              32,651       17,125       55,948      (23,312)     448,004     220,574
                                                -----------  -----------  -----------  -----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                      (391,605)     112,153   (3,131,251)     930,155     (240,115)   (112,409)
                                                -----------  -----------  -----------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                           187,378      247,492    1,398,751    1,526,912      188,043      94,342
                                                -----------  -----------  -----------  -----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                 57,897       36,496    1,342,375    3,001,154       13,878      33,371
   Transfers between sub-accounts and the
      company                                      (133,250)    (656,928)   6,302,910      524,626   (3,746,399)     38,219
   Withdrawals                                   (1,593,264)  (1,241,941)  (5,263,109)  (4,175,660)    (140,913)   (363,903)
   Annual contract fee                               (4,248)      (4,944)    (191,157)    (176,858)      (4,346)    (14,849)
                                                -----------  -----------  -----------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,672,865)  (1,867,317)   2,191,019     (826,738)  (3,877,780)   (307,162)
                                                -----------  -----------  -----------  -----------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (1,485,487)  (1,619,825)   3,589,770      700,174   (3,689,737)   (212,820)
Contract owners' equity at beginning of period    8,599,561   10,219,386   63,915,334   63,215,160    3,689,737   3,902,557
                                                -----------  -----------  -----------  -----------  -----------  ----------
Contract owners' equity at end of period        $ 7,114,074  $ 8,599,561  $67,505,104  $63,915,334  $        --  $3,689,737
                                                ===========  ===========  ===========  ===========  ===========  ==========

                                                    2007         2006         2007        2006          2007        2006
                                                -----------  -----------  -----------  -----------  -----------  ----------
Units, beginning of period                        665,775      813,267     4,967,587    5,037,689      219,460     238,767
Units issued                                       23,680        6,642       887,894      540,962        3,401      12,888
Units redeemed                                    151,464      154,134       717,428      611,064      222,861      32,195
                                                  -------      -------     ---------    ---------     --------     -------
Units, end of period                              537,991      665,775     5,138,053    4,967,587           --     219,460
                                                  =======      =======     =========    =========     ========     =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Alger American
                                                   Leveraged All Cap       All Cap Core Series I    All Cap Core Series II
                                                -----------------------  ------------------------  -----------------------
                                                    2007        2006         2007         2006         2007         2006
                                                -----------  ----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $        --  $       --  $   121,761  $    71,918  $    19,502  $     6,659
Expenses:
   Mortality and expense risk and
      administrative charges                          9,198      23,918      129,158      144,509       32,424       20,902
                                                -----------  ----------  -----------  -----------  -----------  -----------
Net investment income (loss)                         (9,198)    (23,918)      (7,397)     (72,591)     (12,922)     (14,243)
                                                -----------  ----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --          --           --           --           --           --
   Net realized gain (loss)                         590,008      76,127       52,298     (289,378)     176,301       67,149
                                                -----------  ----------  -----------  -----------  -----------  -----------
Realized gains (losses)                             590,008      76,127       52,298     (289,378)     176,301       67,149
                                                -----------  ----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      (392,077)    172,840      119,827    1,590,589     (192,137)      98,393
                                                -----------  ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           188,733     225,049      164,728    1,228,620      (28,758)     151,299
                                                -----------  ----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                  4,280      58,614       50,623       64,323       19,601       82,088
   Transfers between sub-accounts and the
      company                                    (1,729,301)    355,770     (632,983)    (785,825)   1,517,976      (14,958)
   Withdrawals                                     (159,461)   (114,060)  (1,905,615)  (1,496,532)    (451,332)     (67,509)
   Annual contract fee                               (1,916)     (6,866)      (5,074)      (5,949)      (7,795)      (3,916)
                                                -----------  ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,886,398)    293,458   (2,493,049)  (2,223,983)   1,078,450       (4,295)
                                                -----------  ----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (1,697,665)    518,507   (2,328,321)    (995,363)   1,049,692      147,004
Contract owners' equity at beginning of period    1,697,665   1,179,158    9,534,890   10,530,253    1,341,296    1,194,292
                                                -----------  ----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period        $        --  $1,697,665  $ 7,206,569  $ 9,534,890  $ 2,390,988  $ 1,341,296
                                                ===========  ==========  ===========  ===========  ===========  ===========

                                                    2007        2006         2007         2006         2007         2006
                                                -----------  ----------  -----------  -----------  -----------  -----------
Units, beginning of period                         72,889      59,247      522,038      668,667       72,518       72,939
Units issued                                        1,975      23,328        4,560       22,935       99,199        9,429
Units redeemed                                     74,864       9,686      129,803      169,564       43,717        9,850
                                                   ------      ------      -------      -------      -------       ------
Units, end of period                                   --      72,889      396,795      522,038      128,000       72,518
                                                   ======      ======      =======      =======      =======       ======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 All Cap Growth Series I  All Cap Growth Series II   All Cap Value Series I
                                                ------------------------  ------------------------  -----------------------
                                                    2007         2006         2007         2006         2007        2006
                                                -----------  -----------  -----------  -----------  -----------  ----------
Income:
   Dividend distributions received              $     6,700  $        --  $        --  $        --  $    64,964  $   37,147
Expenses:
   Mortality and expense risk and
      administrative charges                        233,717      260,736       63,118       73,477       61,133      63,454
                                                -----------  -----------  -----------  -----------  -----------  ----------
Net investment income (loss)                       (227,017)    (260,736)     (63,118)     (73,477)       3,831     (26,307)
                                                -----------  -----------  -----------  -----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --           --           --           --    1,522,771     827,974
   Net realized gain (loss)                         684,237     (410,797)     390,499      420,409      112,604     109,751
                                                -----------  -----------  -----------  -----------  -----------  ----------
Realized gains (losses)                             684,237     (410,797)     390,499      420,409    1,635,375     937,725
                                                -----------  -----------  -----------  -----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                     1,162,623    1,549,277       56,600     (137,086)  (1,394,253)   (477,458)
                                                -----------  -----------  -----------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                         1,619,843      877,744      383,981      209,846      244,953     433,960
                                                -----------  -----------  -----------  -----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                116,546      162,745       79,642      300,973        3,032      15,482
   Transfers between sub-accounts and the
      company                                      (842,041)    (857,774)    (274,450)     (43,563)     (11,900)    132,078
   Withdrawals                                   (3,660,060)  (2,821,069)    (844,500)  (1,122,550)    (523,722)   (487,004)
   Annual contract fee                              (10,424)     (12,473)      (9,658)     (14,204)      (2,146)     (2,234)
                                                -----------  -----------  -----------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (4,395,979)  (3,528,571)  (1,048,966)    (879,344)    (534,736)   (341,678)
                                                -----------  -----------  -----------  -----------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (2,776,136)  (2,650,827)    (664,985)    (669,498)    (289,783)     92,282
Contract owners' equity at beginning of period   16,657,204   19,308,031    4,253,303    4,922,801    3,882,934   3,790,652
                                                -----------  -----------  -----------  -----------  -----------  ----------
Contract owners' equity at end of period        $13,881,068  $16,657,204  $ 3,588,318  $ 4,253,303  $ 3,593,151  $3,882,934
                                                ===========  ===========  ===========  ===========  ===========  ==========

                                                    2007         2006         2007         2006         2007        2006
                                                -----------  -----------  -----------  -----------  -----------  ----------
Units, beginning of period                       1,006,212    1,228,971     288,286      348,473      242,555      265,011
Units issued                                         5,447       25,780      20,646       51,412       10,628       23,743
Units redeemed                                     240,844      248,539      87,820      111,599       42,540       46,199
                                                 ---------    ---------     -------      -------      -------      -------
Units, end of period                               770,815    1,006,212     221,112      288,286      210,643      242,555
                                                 =========    =========     =======      =======      =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                         American
                                                                            American      Asset
                                                                              Asset    High-Income     American Blue-Chip
                                                                           Allocation      Bond          Income & Growth
                                                 All Cap Value Series II   Series II    Series II           Series II
                                                ------------------------  -----------  -----------  ------------------------
                                                   2007          2006         2007         2007         2007         2006
                                                -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $   115,887  $    69,860  $   656,494   $  164,023  $   417,525  $    84,087
Expenses:
   Mortality and expense risk and
      administrative charges                        138,414      141,648      185,074       11,788      321,026      316,716
                                                -----------  -----------  -----------   ----------  -----------  -----------
Net investment income (loss)                        (22,527)     (71,788)     471,420      152,235       96,499     (232,629)
                                                -----------  -----------  -----------   ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            3,328,753    1,879,691      116,062           --    3,485,169      337,825
   Net realized gain (loss)                          80,165      206,873       21,794       (1,698)     655,806      514,031
                                                -----------  -----------  -----------   ----------  -----------  -----------
Realized gains (losses)                           3,408,918    2,086,564      137,856       (1,698)   4,140,975      851,856
                                                -----------  -----------  -----------   ----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (2,836,232)  (1,051,207)  (1,414,750)    (197,886)  (4,116,423)   2,165,784
                                                -----------  -----------  -----------   ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           550,159      963,569     (805,474)     (47,349)     121,051    2,785,011
                                                -----------  -----------  -----------   ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                196,032      445,421   25,212,350    1,779,693      318,811      751,565
   Transfers between sub-accounts and the
      company                                      (551,642)     151,154   13,755,023    1,032,212   (1,010,997)     523,928
   Withdrawals                                   (1,221,935)  (1,176,159)    (247,056)      (8,126)  (2,866,681)  (1,561,435)
   Annual contract fee                              (23,262)     (26,411)      (8,881)        (463)     (51,582)     (51,212)
                                                -----------  -----------  -----------   ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,600,807)    (605,995)  38,711,436    2,803,316   (3,610,449)    (337,154)
                                                -----------  -----------  -----------   ----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (1,050,648)     357,574   37,905,962    2,755,967   (3,489,398)   2,447,857
Contract owners' equity at beginning of period    8,774,689    8,417,115           --           --   20,894,226   18,446,369
                                                -----------  -----------  -----------   ----------  -----------  -----------
Contract owners' equity at end of period        $ 7,724,041  $ 8,774,689  $37,905,962   $2,755,967  $17,404,828  $20,894,226
                                                ===========  ===========  ===========   ==========  ===========  ===========

                                                   2007          2006         2007         2007         2007         2006
                                                -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                        514,050      549,590            --          --     1,055,102    1,070,740
Units issued                                       21,340       69,306     3,256,597     236,385        46,986      137,080
Units redeemed                                    109,715      104,846       233,662       5,925       222,067      152,718
                                                  -------      -------     ---------     -------       -------    ---------
Units, end of period                              425,675      514,050     3,022,935     230,460       880,021    1,055,102
                                                  =======      =======     =========     =======       =======    =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                  American       American
                                                                                 American       Fundamental       Global
                                                                             Century - Small      Holdings   Diversification
                                                 American Bond Series II    Company Series II    Series II      Series II
                                                -------------------------  -------------------  -----------  ---------------
                                                    2007          2006        2007      2006        2007           2007
                                                ------------  -----------  --------  ---------  -----------  ---------------
Income:
   Dividend distributions received              $  4,287,224  $        --  $     --  $      --  $   45,338     $   26,684
Expenses:
   Mortality and expense risk and
      administrative charges                       1,603,157      808,940     3,722      5,324       3,350          2,009
                                                ------------  -----------  --------  ---------  ----------     ----------
Net investment income (loss)                       2,684,067     (808,940)   (3,722)    (5,324)     41,988         24,675
                                                ------------  -----------  --------  ---------  ----------     ----------
Realized gains (losses) on investments:
   Capital gain distributions received                32,659           --    38,239     48,177          --             --
   Net realized gain (loss)                          289,509       66,854      (859)    12,100       1,387          2,405
                                                ------------  -----------  --------  ---------  ----------     ----------
Realized gains (losses)                              322,168       66,854    37,380     60,277       1,387          2,405
                                                ------------  -----------  --------  ---------  ----------     ----------
Unrealized appreciation (depreciation) during
   the period                                     (2,062,289)   3,363,463   (51,792)   (36,782)    (47,717)        (8,327)
                                                ------------  -----------  --------  ---------  ----------     ----------
Net increase (decrease) in contract owners'
   equity from operations                            943,946    2,621,377   (18,134)    18,171      (4,342)        18,753
                                                ------------  -----------  --------  ---------  ----------     ----------
Changes from principal transactions:
   Purchase payments                              32,235,676   37,946,958     1,146     16,617   3,396,923      1,368,921
   Transfers between sub-accounts and the
      company                                     16,375,731   12,222,254   (27,335)  (225,490)  1,008,011      2,041,394
   Withdrawals                                    (3,271,498)  (1,094,851)  (18,348)   (36,748)        (19)        (3,496)
   Annual contract fee                              (290,461)     (91,966)     (564)      (585)         (8)          (469)
                                                ------------  -----------  --------  ---------  ----------     ----------
Net increase (decrease) in contract owners'
   equity from principal transactions             45,049,448   48,982,395   (45,101)  (246,206)  4,404,907      3,406,350
                                                ------------  -----------  --------  ---------  ----------     ----------
Total increase (decrease) in contract owners'
   equity                                         45,993,394   51,603,772   (63,235)  (228,035)  4,400,565      3,425,103
Contract owners' equity at beginning of period    74,051,885   22,448,113   279,833    507,868          --             --
                                                ------------  -----------  --------  ---------  ----------     ----------
Contract owners' equity at end of period        $120,045,279  $74,051,885  $216,598  $ 279,833  $4,400,565     $3,425,103
                                                ============  ===========  ========  =========  ==========     ==========

                                                    2007          2006        2007      2006        2007           2007
                                                ------------  -----------  --------  ---------  -----------  ---------------
Units, beginning of period                        5,696,893    1,809,797    17,140     32,288          --             --
Units issued                                      3,868,335    4,152,547       406      1,791     350,304        278,470
Units redeemed                                      438,690      265,451     3,103     16,939           2          5,707
                                                  ---------    ---------    ------     ------     -------        -------
Units, end of period                              9,126,538    5,696,893    14,443     17,140     350,302        272,763
                                                  =========    =========    ======     ======     =======        =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  American      American
                                                   Global     Global Small
                                                   Growth    Capitalization         American Growth        American Growth-Income
                                                 Series II      Series II              Series II                  Series II
                                                -----------  --------------  --------------------------  --------------------------
                                                    2007          2007           2007          2006          2007          2006
                                                -----------    ----------    ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $   194,263    $   67,171    $  1,768,306  $    225,678  $  4,518,633  $  1,091,094
Expenses:
   Mortality and expense risk and
      administrative charges                         56,257        22,800       2,947,563     2,193,255     2,605,939     1,914,716
                                                -----------    ----------    ------------  ------------  ------------  ------------
Net investment income (loss)                        138,006        44,371      (1,179,257)   (1,967,577)    1,912,694      (823,622)
                                                -----------    ----------    ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received               50,724        27,010      18,762,113       842,829     7,403,613       133,016
   Net realized gain (loss)                           5,281       (15,769)      6,818,777     3,351,559     3,251,732     2,088,520
                                                -----------    ----------    ------------  ------------  ------------  ------------
Realized gains (losses)                              56,005        11,241      25,580,890     4,194,388    10,655,345     2,221,536
                                                -----------    ----------    ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                       (16,206)     (244,123)     (7,662,319)    8,337,417    (8,778,621)   13,162,582
                                                -----------    ----------    ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                           177,805      (188,511)     16,739,314    10,564,228     3,789,418    14,560,496
                                                -----------    ----------    ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                              8,279,166     2,520,319      25,323,555    38,400,115    24,169,205    37,322,905
   Transfers between sub-accounts and the
      company                                     4,781,811     3,029,928       3,531,081     9,356,140    11,448,112     5,271,952
   Withdrawals                                      (76,784)      (40,713)    (11,875,934)   (6,916,761)  (10,585,535)   (6,806,996)
   Annual contract fee                               (2,866)       (2,198)       (518,907)     (343,561)     (452,636)     (288,437)
                                                -----------    ----------    ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            12,981,327     5,507,336      16,459,795    40,495,933    24,579,146    35,499,424
                                                -----------    ----------    ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        13,159,132     5,318,825      33,199,109    51,060,161    28,368,564    50,059,920
Contract owners' equity at beginning of period           --            --     160,868,508   109,808,347   142,470,165    92,410,245
                                                -----------    ----------    ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $13,159,132    $5,318,825    $194,067,617  $160,868,508  $170,838,729  $142,470,165
                                                ===========    ==========    ============  ============  ============  ============

                                                    2007          2007           2007          2006          2007          2006
                                                -----------    ----------    ------------  ------------  ------------  ------------
Units, beginning of period                              --                     7,987,934     5,749,792     7,484,418     5,373,062
Units issued                                     1,034,013       494,595       2,117,366     2,992,809     2,236,170     2,802,282
Units redeemed                                      38,354       100,293       1,030,296       754,667       741,769       690,926
                                                 ---------       -------     -----------     ---------     ---------     ---------
Units, end of period                               995,659       394,302       9,075,004     7,987,934     8,978,819     7,484,418
                                                 =========       =======     ===========     =========     =========     =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            American
                                                  American International    New World      Blue Chip Growth
                                                        Series II           Series II          Series I
                                                -------------------------  ----------  ------------------------
                                                    2007          2006        2007         2007         2006
                                                ------------  -----------  ----------  -----------  -----------
Income:
   Dividend distributions received              $  2,350,927  $   562,658  $   74,063  $   320,883  $   100,180
Expenses:
   Mortality and expense risk and
      administrative charges                       1,793,915    1,249,358      17,079      668,814      692,848
                                                ------------  -----------  ----------  -----------  -----------
Net investment income (loss)                         557,012     (686,700)     56,984     (347,931)    (592,668)
                                                ------------  -----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             9,419,876      750,528      20,581           --           --
   Net realized gain (loss)                        5,864,261    2,953,966      49,572    1,353,441     (771,782)
                                                ------------  -----------  ----------  -----------  -----------
Realized gains (losses)                           15,284,137    3,704,494      70,153    1,353,441     (771,782)
                                                ------------  -----------  ----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      1,849,070    8,762,244      60,598    3,805,985    4,849,621
                                                ------------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         17,690,219   11,780,038     187,735    4,811,495    3,485,171
                                                ------------  -----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                              18,046,933   24,790,953   1,157,763      186,675      447,640
   Transfers between sub-accounts and the
      company                                     (5,142,632)   5,713,158   3,231,926   (1,416,247)  (2,001,130)
   Withdrawals                                    (7,253,820)  (5,421,311)    (32,422)  (8,244,293)  (7,723,488)
   Annual contract fee                              (297,495)    (184,282)     (2,076)     (25,404)     (28,795)
                                                ------------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions              5,352,986   24,898,518   4,355,191   (9,499,269)  (9,305,773)
                                                ------------  -----------  ----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                         23,043,205   36,678,556   4,542,926   (4,687,774)  (5,820,602)
Contract owners' equity at beginning of period    94,938,637   58,260,081          --   45,398,866   51,219,468
                                                ------------  -----------  ----------  -----------  -----------
Contract owners' equity at end of period        $117,981,842  $94,938,637  $4,542,926  $40,711,092  $45,398,866
                                                ============  ===========  ==========  ===========  ===========


                                                    2007          2006        2007         2007         2006
                                                ------------  -----------  ----------  -----------  -----------
Units, beginning of period                        3,719,089    2,544,176          --    2,287,525    2,774,161
Units issued                                      1,207,511    1,716,846     357,228      136,867       69,998
Units redeemed                                      744,538      541,933      52,572      520,911      556,634
                                                  ---------    ---------     -------    ---------    ---------
Units, end of period                              4,182,062    3,719,089     304,656    1,903,481    2,287,525
                                                  =========    =========     =======    =========    =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          Bond Index
                                                    Blue Chip Growth        Trust A     Capital Appreciation
                                                        Series II          Series II          Series I
                                                ------------------------  ----------  ------------------------
                                                    2007         2006        2007         2007         2006
                                                -----------  -----------  ----------  -----------  -----------
Income:
   Dividend distributions received              $    81,836  $     7,096   $    868   $    36,895  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                        337,663      330,255      3,992       208,202      153,817
                                                -----------  -----------   --------   -----------  -----------
Net investment income (loss)                       (255,827)    (323,159)    (3,124)     (171,307)    (153,817)
                                                -----------  -----------   --------   -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --           --         --        58,504      148,109
   Net realized gain (loss)                       1,482,645    1,136,278     13,311       232,440       58,367
                                                -----------  -----------   --------   -----------  -----------
Realized gains (losses)                           1,482,645    1,136,278     13,311       290,944      206,476
                                                -----------  -----------   --------   -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                       903,982      724,698         47     1,140,174      (61,934)
                                                -----------  -----------   --------   -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         2,130,800    1,537,817     10,234     1,259,811       (9,275)
                                                -----------  -----------   --------   -----------  -----------
Changes from principal transactions:
   Purchase payments                                739,306    1,488,206         --        64,653       93,970
   Transfers between sub-accounts and the
      company                                      (915,462)  (1,244,572)   115,539      (590,354)  13,461,302
   Withdrawals                                   (2,343,290)  (1,886,091)   (82,765)   (2,370,925)  (1,590,560)
   Annual contract fee                              (55,882)     (55,871)    (1,167)       (8,874)      (5,696)
                                                -----------  -----------   --------   -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (2,575,328)  (1,698,328)    31,607    (2,905,500)  11,959,016
                                                -----------  -----------   --------   -----------  -----------
Total increase (decrease) in contract owners'
   equity                                          (444,528)    (160,511)    41,841    (1,645,689)  11,949,741
Contract owners' equity at beginning of period   21,092,687   21,253,198         --    13,948,542    1,998,801
                                                -----------  -----------   --------   -----------  -----------
Contract owners' equity at end of period        $20,648,159  $21,092,687   $ 41,841   $12,302,853  $13,948,542
                                                ===========  ===========   ========   ===========  ===========

                                                    2007         2006        2007         2007         2006
                                                -----------  -----------  ----------  -----------  -----------
Units, beginning of period                       1,373,545    1,488,571         --     1,496,412      216,272
Units issued                                       163,863      159,483     36,037        17,816    1,633,878
Units redeemed                                     319,277      274,509     32,809       312,525      353,738
                                                 ---------    ---------     ------     ---------    ---------
Units, end of period                             1,218,131    1,373,545      3,228     1,201,703    1,496,412
                                                 =========    =========     ======     =========    =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Capital Appreciation       CGTC Overseas          Credit Suisse
                                                        Series II           Equity Series II       Emerging Markets
                                                ------------------------  -------------------  -----------------------
                                                    2007         2006        2007      2006        2007        2006
                                                -----------  -----------  ---------  --------  -----------  ----------
Income:
   Dividend distributions received              $     9,735  $        --  $  14,832  $  2,519  $        --  $   11,063
Expenses:
   Mortality and expense risk and
   administrative charges                           196,439      155,223     12,413     9,851       10,203      34,666
                                                -----------  -----------  ---------  --------  -----------  ----------
Net investment income (loss)                       (186,704)    (155,223)     2,419    (7,332)     (10,203)    (23,603)
                                                -----------  -----------  ---------  --------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received               52,828      356,627     86,878    19,486           --      27,173
   Net realized gain (loss)                         196,279      219,368     53,967    19,307      820,371     464,530
                                                -----------  -----------  ---------  --------  -----------  ----------
Realized gains (losses)                             249,107      575,995    140,845    38,793      820,371     491,703
                                                -----------  -----------  ---------  --------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                     1,069,086     (436,949)   (64,858)   60,669     (723,768)     90,497
                                                -----------  -----------  ---------  --------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                         1,131,489      (16,177)    78,406    92,130       86,400     558,597
                                                -----------  -----------  ---------  --------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                381,533      342,466     13,735   220,178        3,451      12,046
   Transfers between sub-accounts and the
      company                                      (663,476)  10,857,050    (12,905)  386,615   (1,852,190)   (340,933)
   Withdrawals                                   (1,567,605)  (1,734,963)  (182,588)  (46,827)    (251,968)   (341,690)
   Annual contract fee                              (33,639)     (27,916)    (2,353)   (1,588)      (2,408)     (8,957)
                                                -----------  -----------  ---------  --------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,883,187)   9,436,637   (184,111)  558,378   (2,103,115)   (679,534)
                                                -----------  -----------  ---------  --------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                          (751,698)   9,420,460   (105,705)  650,508   (2,016,715)   (120,937)
Contract owners' equity at beginning of period   12,653,702    3,233,242    820,248   169,740    2,016,715   2,137,652
                                                -----------  -----------  ---------  --------  -----------  ----------
Contract owners' equity at end of period        $11,902,004  $12,653,702  $ 714,543  $820,248  $        --  $2,016,715
                                                ===========  ===========  =========  ========  ===========  ==========

                                                    2007         2006        2007      2006        2007        2006
                                                -----------  -----------  ---------  --------  -----------  ----------
Units, beginning of period                        868,259      222,664      45,990    11,209      53,280       73,726
Units issued                                       62,810      867,802      10,410    61,533       1,717       11,334
Units redeemed                                    185,225      222,207      20,156    26,752      54,997       31,780
                                                  -------      -------      ------    ------      ------       ------
Units, end of period                              745,844      868,259      36,244    45,990          --       53,280
                                                  =======      =======      ======    ======      ======       ======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Credit Suisse
                                                    Global Post                                 Dreyfus Socially
                                                  Venture Capital    Dreyfus IP Midcap Stock   Responsible Growth
                                                -------------------  -----------------------  -------------------
                                                   2007      2006        2007        2006        2007      2006
                                                ---------  --------  -----------  ----------  ---------  --------
Income:
   Dividend distributions received              $      --  $     --  $    14,720  $   10,195  $     832  $     --
Expenses:
   Mortality and expense risk and
   administrative charges                           2,151     8,342       27,522      89,112      1,688     5,469
                                                ---------  --------  -----------  ----------  ---------  --------
Net investment income (loss)                       (2,151)   (8,342)     (12,802)    (78,917)      (856)   (5,469)
                                                ---------  --------  -----------  ----------  ---------  --------
Realized gains (losses) on investments:
   Capital gain distributions received                 --        --      575,431     919,004         --        --
   Net realized gain (loss)                       137,118    58,230      148,309     170,346     63,281    11,067
                                                ---------  --------  -----------  ----------  ---------  --------
Realized gains (losses)                           137,118    58,230      723,740   1,089,350     63,281    11,067
                                                ---------  --------  -----------  ----------  ---------  --------
Unrealized appreciation (depreciation) during
   the period                                    (107,473)   (1,712)    (274,303)   (688,996)   (45,299)   17,055
                                                ---------  --------  -----------  ----------  ---------  --------
Net increase (decrease) in contract owners'
   equity from operations                          27,494    48,176      436,635     321,437     17,126    22,653
                                                ---------  --------  -----------  ----------  ---------  --------
Changes from principal transactions:
   Purchase payments                                1,704     1,306       40,620      63,100         --       670
   Transfers between sub-accounts and the
      company                                    (396,619)   23,545   (5,144,676)    (48,608)  (318,020)  (41,969)
   Withdrawals                                    (99,501)  (58,291)    (462,003)   (751,357)    (1,486)  (26,887)
   Annual contract fee                               (277)   (2,255)      (5,257)    (22,436)      (243)   (1,403)
                                                ---------  --------  -----------  ----------  ---------  --------
Net increase (decrease) in contract owners'
   equity from principal transactions            (494,693)  (35,695)  (5,571,316)   (759,301)  (319,749)  (69,589)
                                                ---------  --------  -----------  ----------  ---------  --------
Total increase (decrease) in contract owners'
   equity                                        (467,199)   12,481   (5,134,681)   (437,864)  (302,623)  (46,936)
Contract owners' equity at beginning of period    467,199   454,718    5,134,681   5,572,545    302,623   349,559
                                                ---------  --------  -----------  ----------  ---------  --------
Contract owners' equity at end of period        $      --  $467,199  $        --  $5,134,681  $      --  $302,623
                                                =========  ========  ===========  ==========  =========  ========

                                                   2007      2006        2007        2006        2007      2006
                                                ---------  --------  -----------  ----------  ---------  --------
Units, beginning of period                        16,017    17,399     224,468      258,269     15,642    19,363
Units issued                                       1,435     5,085       3,235       11,973         26       754
Units redeemed                                    17,452     6,467     227,703       45,774     15,668     4,475
                                                  ------    ------     -------      -------     ------    ------
Units, end of period                                  --    16,017          --      224,468         --    15,642
                                                  ======    ======     =======      =======     ======    ======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             Dynamic Growth          Emerging Growth
                                                Dynamic Growth Series I         Series II               Series II
                                                -----------------------  ----------------------  -----------------------
                                                   2007         2006        2007        2006        2007         2006
                                                ----------  -----------  ----------  ----------  ----------  -----------
Income:
   Dividend distributions received              $       --  $        --  $       --  $       --  $       --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                        70,893       74,711      47,808      47,340      17,633       22,396
                                                ----------  -----------  ----------  ----------  ----------  -----------
Net investment income (loss)                       (70,893)     (74,711)    (47,808)    (47,340)    (17,633)     (22,396)
                                                ----------  -----------  ----------  ----------  ----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                  --           --          --          --     322,209      551,446
   Net realized gain (loss)                        281,519      483,726     203,008     318,366    (252,342)    (216,140)
                                                ----------  -----------  ----------  ----------  ----------  -----------
Realized gains (losses)                            281,519      483,726     203,008     318,366      69,867      335,306
                                                ----------  -----------  ----------  ----------  ----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      103,235       19,095      44,162     (21,280)    (19,206)    (229,817)
                                                ----------  -----------  ----------  ----------  ----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          313,861      428,110     199,362     249,746      33,028       83,093
                                                ----------  -----------  ----------  ----------  ----------  -----------
Changes from principal transactions:
   Purchase payments                                31,393       31,096      16,568      55,494      32,234       58,163
   Transfers between sub-accounts and the
      company                                       93,783     (600,251)    135,195    (120,612)   (184,219)     639,513
   Withdrawals                                    (434,906)    (646,718)   (209,047)   (467,497)   (419,628)    (250,229)
   Annual contract fee                              (3,381)      (3,734)     (7,008)     (7,679)     (3,077)      (4,229)
                                                ----------  -----------  ----------  ----------  ----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (313,111)  (1,219,607)    (64,292)   (540,294)   (574,690)     443,218
                                                ----------  -----------  ----------  ----------  ----------  -----------
Total increase (decrease) in contract owners'
   equity                                              750     (791,497)    135,070    (290,548)   (541,662)     526,311
Contract owners' equity at beginning of period   4,168,025    4,959,522   2,795,510   3,086,058   1,425,855      899,544
                                                ----------  -----------  ----------  ----------  ----------  -----------
Contract owners' equity at end of period        $4,168,775  $ 4,168,025  $2,930,580  $2,795,510  $  884,193  $ 1,425,855
                                                ==========  ===========  ==========  ==========  ==========  ===========

                                                   2007         2006        2007        2006        2007         2006
                                                ----------  -----------  ----------  ----------  ----------  -----------
Units, beginning of period                        716,782     934,105      168,083     202,367      72,550      50,131
Units issued                                       41,021      20,750       23,647      20,255      10,612      60,407
Units redeemed                                     90,030     238,073       27,948      54,539      39,122      37,988
                                                  -------     -------      -------     -------      ------      ------
Units, end of period                              667,773     716,782      163,782     168,083      44,040      72,550
                                                  =======     =======      =======     =======      ======      ======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Emerging Small Company   Emerging Small Company
                                                        Series I                 Series II         Equity-Income Series I
                                                ------------------------  ----------------------  ------------------------
                                                    2007         2006        2007        2006         2007         2006
                                                -----------  -----------  ----------  ----------  -----------  -----------
Income:
   Dividend distributions received              $        --  $        --  $       --  $       --  $ 1,782,165  $   977,415
Expenses:
   Mortality and expense risk and
   administrative charges                            79,582       95,858      76,980      85,699      941,274      936,597
                                                -----------  -----------  ----------  ----------  -----------  -----------
Net investment income (loss)                        (79,582)     (95,858)    (76,980)    (85,699)     840,891       40,818
                                                -----------  -----------  ----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            1,233,324      345,860   1,125,609     288,406    6,926,302    4,021,624
   Net realized gain (loss)                         114,475       61,550      85,167     221,812    2,323,556    1,475,888
                                                -----------  -----------  ----------  ----------  -----------  -----------
Realized gains (losses)                           1,347,799      407,410   1,210,776     510,218    9,249,858    5,497,512
                                                -----------  -----------  ----------  ----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      (916,695)    (224,141)   (824,696)   (402,375)  (8,701,172)   4,625,087
                                                -----------  -----------  ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           351,522       87,411     309,100      22,144    1,389,577   10,163,417
                                                -----------  -----------  ----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 22,908       56,814      95,335     268,115      201,142      236,841
   Transfers between sub-accounts and the
      company                                      (595,128)    (198,620)   (233,606)   (249,444)    (542,587)    (651,126)
   Withdrawals                                   (1,177,868)    (975,770)   (636,320)   (399,888)  (9,404,715)  (9,196,663)
   Annual contract fee                               (3,570)      (4,182)    (15,025)    (17,266)     (33,233)     (36,318)
                                                -----------  -----------  ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,753,658)  (1,121,758)   (789,616)   (398,483)  (9,779,393)  (9,647,266)
                                                -----------  -----------  ----------  ----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (1,402,136)  (1,034,347)   (480,516)   (376,339)  (8,389,816)     516,151
Contract owners' equity at beginning of period    5,866,398    6,900,745   4,966,937   5,343,276   65,058,317   64,542,166
                                                -----------  -----------  ----------  ----------  -----------  -----------
Contract owners' equity at end of period        $ 4,464,262  $ 5,866,398  $4,486,421  $4,966,937  $56,668,501  $65,058,317
                                                ===========  ===========  ==========  ==========  ===========  ===========

                                                    2007         2006        2007        2006         2007         2006
                                                -----------  -----------  ----------  ----------  -----------  -----------
Units, beginning of period                         379,283     441,052      334,932     362,360    2,087,098     2,415,385
Units issued                                         6,834      76,415       21,380      50,892       75,716        55,940
Units redeemed                                     113,385     138,184       71,360      78,320      355,877       384,227
                                                   -------     -------      -------     -------    ---------     ---------
Units, end of period                               272,732     379,283      284,952     334,932    1,806,937     2,087,098
                                                   =======     =======      =======     =======    =========     =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             Financial Services       Financial Services
                                                 Equity-Income Series II          Series I                Series II
                                                ------------------------  -----------------------  -----------------------
                                                    2007         2006         2007        2006         2007        2006
                                                -----------  -----------  -----------  ----------  -----------  ----------
Income:
   Dividend distributions received              $   957,289  $   473,388  $    29,459  $    8,518  $    50,545  $    9,729
Expenses:
   Mortality and expense risk and
   administrative charges                           607,344      553,267       41,517      40,307       89,968      75,456
                                                -----------  -----------  -----------  ----------  -----------  ----------
Net investment income (loss)                        349,945      (79,879)     (12,058)    (31,789)     (39,423)    (65,727)
                                                -----------  -----------  -----------  ----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            4,250,315    2,184,962      290,213          47      762,738          93
   Net realized gain (loss)                       1,537,131    1,444,996      562,509     209,829      602,879     350,169
                                                -----------  -----------  -----------  ----------  -----------  ----------
Realized gains (losses)                           5,787,446    3,629,958      852,722     209,876    1,365,617     350,262
                                                -----------  -----------  -----------  ----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                    (5,585,176)   1,900,710   (1,045,472)    345,490   (1,786,834)    641,905
                                                -----------  -----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                           552,215    5,450,789     (204,808)    523,577     (460,640)    926,440
                                                -----------  -----------  -----------  ----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                              1,944,540    2,306,441        7,225      14,910      522,197     495,589
   Transfers between sub-accounts and the
      company                                      (312,050)  (1,071,719)    (890,319)    822,604      (83,890)    505,388
   Withdrawals                                   (3,471,399)  (2,627,874)    (526,021)   (219,286)    (750,653)   (389,175)
   Annual contract fee                              (91,176)     (88,211)      (1,659)     (1,747)     (14,580)    (13,439)
                                                -----------  -----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,930,085)  (1,481,363)  (1,410,774)    616,481     (326,926)    598,363
                                                -----------  -----------  -----------  ----------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (1,377,870)   3,969,426   (1,615,582)  1,140,058     (787,566)  1,524,803
Contract owners' equity at beginning of period   37,726,795   33,757,369    3,472,031   2,331,973    5,827,535   4,302,732
                                                -----------  -----------  -----------  ----------  -----------  ----------
Contract owners' equity at end of period        $36,348,925  $37,726,795  $ 1,856,449  $3,472,031  $ 5,039,969  $5,827,535
                                                ===========  ===========  ===========  ==========  ===========  ==========

                                                    2007         2006         2007        2006         2007        2006
                                                -----------  -----------  -----------  ----------  -----------  ----------
Units, beginning of period                       2,176,518    2,271,043     199,320      162,633     309,288      273,322
Units issued                                       276,280      328,686      12,315       73,263      94,767      107,400
Units redeemed                                     376,281      423,211      95,089       36,576     109,427       71,434
                                                 ---------    ---------     -------      -------     -------      -------
Units, end of period                             2,076,517    2,176,518     116,546      199,320     294,628      309,288
                                                 =========    =========     =======      =======     =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Founding
                                                 Allocation          Fundamental               Fundamental
                                                  Series II        Value Series I            Value Series II
                                                ------------  ------------------------  ------------------------
                                                    2007          2007         2006         2007         2006
                                                ------------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $    375,399  $   139,804  $    74,261  $   563,129  $   174,951
Expenses:
   Mortality and expense risk and
      administrative charges                         362,822      146,674      147,822      731,225      474,209
                                                ------------  -----------  -----------  -----------  -----------
Net investment income (loss)                          12,577       (6,870)     (73,561)    (168,096)    (299,258)
                                                ------------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --      359,207      309,035    1,733,339      923,003
   Net realized gain (loss)                          (18,893)     558,219      731,872    2,249,253    1,090,584
                                                ------------  -----------  -----------  -----------  -----------
Realized gains (losses)                              (18,893)     917,426    1,040,907    3,982,592    2,013,587
                                                ------------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (2,178,071)    (699,899)      96,211   (3,126,897)   1,972,672
                                                ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         (2,184,387)     210,657    1,063,557      687,599    3,687,001
                                                ------------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                              49,725,355       30,419       19,232    5,948,519    7,901,600
   Transfers between sub-accounts and the
      company                                     24,665,900      182,893      126,327    7,157,442    2,636,558
   Withdrawals                                      (326,400)  (1,335,989)  (1,675,092)  (4,666,635)  (1,150,940)
   Annual contract fee                               (23,260)      (6,231)      (6,075)    (128,322)     (77,722)
                                                ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             74,041,595   (1,128,908)  (1,535,608)   8,311,004    9,309,496
                                                ------------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                         71,857,208     (918,251)    (472,051)   8,998,603   12,996,497
Contract owners' equity at beginning of period            --    9,076,447    9,548,498   36,931,857   23,935,360
                                                ------------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period        $ 71,857,208  $ 8,158,196  $ 9,076,447  $45,930,460  $36,931,857
                                                ============  ===========  ===========  ===========  ===========

                                                    2007          2007         2006         2007        2006
                                                ------------  -----------  -----------  -----------  -----------
Units, beginning of period                               --     560,424      664,364     2,101,067    1,514,368
Units issued                                      6,168,130      35,318       56,120     1,040,798      825,274
Units redeemed                                      183,177     103,396      160,060       546,862      238,575
                                                  ---------     -------      -------     ---------    ---------
Units, end of period                              5,984,953     492,346      560,424     2,595,003    2,101,067
                                                  =========     =======      =======     =========    =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                        Global                   Global
                                                  Allocation Series I     Allocation Series II      Global Bond Series I
                                                ----------------------  ------------------------  -----------------------
                                                   2007        2006         2007         2006         2007        2006
                                                ----------  ----------  -----------  -----------  -----------  ----------
Income:
   Dividend distributions received              $  149,258  $   29,889  $ 1,240,115  $    83,937  $   396,142  $       --
Expenses:
   Mortality and expense risk and
      administrative charges                        37,828      42,099      320,280      185,180       83,926      90,132
                                                ----------  ----------  -----------  -----------  -----------  ----------
Net investment income (loss)                       111,430     (12,210)     919,835     (101,243)     312,216     (90,132)
                                                ----------  ----------  -----------  -----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received             239,634          --    2,067,855           --           --      77,389
   Net realized gain (loss)                        191,341     162,240      880,725      212,392       61,056      71,233
                                                ----------  ----------  -----------  -----------  -----------  ----------
Realized gains (losses)                            430,975     162,240    2,948,580      212,392       61,056     148,622
                                                ----------  ----------  -----------  -----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                     (450,313)    156,714   (3,206,575)   1,205,196       37,881     154,768
                                                ----------  ----------  -----------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                           92,092     306,744      661,840    1,316,345      411,153     213,258
                                                ----------  ----------  -----------  -----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                 5,850       2,286    3,703,981    5,617,138       15,811      15,399
   Transfers between sub-accounts and the
      company                                      158,451     187,166     (218,972)   2,709,590      246,301      81,480
   Withdrawals                                    (709,225)   (661,403)  (1,313,471)    (154,006)  (1,157,508)   (783,135)
   Annual contract fee                              (1,408)     (1,223)     (53,176)     (24,101)      (3,328)     (3,363)
                                                ----------  ----------  -----------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (546,332)   (473,174)   2,118,362    8,148,621     (898,724)   (689,619)
                                                ----------  ----------  -----------  -----------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                         (454,240)   (166,430)   2,780,202    9,464,966     (487,571)   (476,361)
Contract owners' equity at beginning of period   2,640,763   2,807,193   17,185,220    7,720,254    5,851,451   6,327,812
                                                ----------  ----------  -----------  -----------  -----------  ----------
Contract owners' equity at end of period        $2,186,523  $2,640,763  $19,965,422  $17,185,220  $ 5,363,880  $5,851,451
                                                ==========  ==========  ===========  ===========  ===========  ==========

                                                   2007        2006         2007         2006         2007        2006
                                                ----------  ----------  -----------  -----------  -----------  ----------
Units, beginning of period                        210,352     249,989    1,089,529      538,145     251,995     279,857
Units issued                                       16,461      34,024      457,244      603,701      23,628      39,733
Units redeemed                                     58,521      73,661      297,471       52,317      58,400      67,595
                                                  -------     -------    ---------    ---------     -------     -------
Units, end of period                              168,292     210,352    1,249,302    1,089,529     217,223     251,995
                                                  =======     =======    =========    =========     =======     =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Global Bond Series II     Global Trust Series I   Global Trust Series II
                                                ------------------------  ------------------------  ----------------------
                                                    2007         2006         2007         2006        2007        2006
                                                -----------  -----------  -----------  -----------  ----------  ----------
Income:
   Dividend distributions received              $ 1,416,134  $        --  $   465,947  $   290,111  $  112,684  $   48,207
Expenses:
   Mortality and expense risk and
      administrative charges                        328,437      211,561      295,332      309,808     118,113      67,306
                                                -----------  -----------  -----------  -----------  ----------  ----------
Net investment income (loss)                      1,087,697     (211,561)     170,615      (19,697)     (5,429)    (19,099)
                                                -----------  -----------  -----------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --      149,501    1,004,823           --     454,788          --
   Net realized gain (loss)                          20,355        2,921      877,189      291,383     287,815     177,800
                                                -----------  -----------  -----------  -----------  ----------  ----------
Realized gains (losses)                              20,355      152,422    1,882,012      291,383     742,603     177,800
                                                -----------  -----------  -----------  -----------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                       489,233      484,854   (1,993,447)   3,432,914    (963,751)    570,776
                                                -----------  -----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                         1,597,285      425,715       59,180    3,704,600    (226,577)    729,477
                                                -----------  -----------  -----------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                              3,771,855    4,774,187       84,503       84,395      42,667     331,707
   Transfers between sub-accounts and the
      company                                      (612,497)   2,441,238     (719,406)    (402,013)  4,516,756     (32,401)
   Withdrawals                                   (1,084,525)    (560,821)  (3,673,815)  (2,867,350)   (975,963)   (128,590)
   Annual contract fee                              (50,845)     (28,121)     (11,973)     (13,171)    (26,965)    (13,204)
                                                -----------  -----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions             2,023,988    6,626,483   (4,320,691)  (3,198,139)  3,556,495     157,512
                                                -----------  -----------  -----------  -----------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                         3,621,273    7,052,198   (4,261,511)     506,461   3,329,918     886,989
Contract owners' equity at beginning of period   17,309,561   10,257,363   22,073,377   21,566,916   4,726,247   3,839,258
                                                -----------  -----------  -----------  -----------  ----------  ----------
Contract owners' equity at end of period        $20,930,834  $17,309,561  $17,811,866  $22,073,377  $8,056,165  $4,726,247
                                                ===========  ===========  ===========  ===========  ==========  ==========

                                                    2007         2006         2007         2006        2007        2006
                                                -----------  -----------  -----------  -----------  ----------  ----------
Units, beginning of period                       1,044,798      631,850     722,237      834,534      252,152     242,010
Units issued                                       645,657      507,501      14,281       24,497      302,385      41,433
Units redeemed                                     488,031       94,553     151,829      136,794      122,918      31,291
                                                 ---------    ---------     -------      -------      -------     -------
Units, end of period                             1,202,424    1,044,798     584,689      722,237      431,619     252,152
                                                 =========    =========     =======      =======      =======     =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                        Health                   Health          High Income
                                                  Sciences Series I       Sciences Series II      Series II
                                                ----------------------  -----------------------  -----------
                                                   2007        2006         2007        2006         2007
                                                ----------  ----------  -----------  ----------  -----------
Income:
   Dividend distributions received              $       --  $       --  $        --  $       --   $  9,877
Expenses:
   Mortality and expense risk and
      administrative charges                        63,206      62,840      138,374     125,246      1,055
                                                ----------  ----------  -----------  ----------   --------
Net investment income (loss)                       (63,206)    (62,840)    (138,374)   (125,246)     8,822
                                                ----------  ----------  -----------  ----------   --------
Realized gains (losses) on investments:
   Capital gain distributions received             776,480     364,786    1,714,454     724,294      8,596
   Net realized gain (loss)                        171,945     196,257      235,144     235,688       (523)
                                                ----------  ----------  -----------  ----------   --------
Realized gains (losses)                            948,425     561,043    1,949,598     959,982      8,073
                                                ----------  ----------  -----------  ----------   --------
Unrealized appreciation (depreciation) during
   the period                                     (326,181)   (272,261)    (568,835)   (340,250)   (27,868)
                                                ----------  ----------  -----------  ----------   --------
Net increase (decrease) in contract owners'
   equity from operations                          559,038     225,942    1,242,389     494,486    (10,973)
                                                ----------  ----------  -----------  ----------   --------
Changes from principal transactions:
   Purchase payments                                 6,874      14,728      505,626     617,679     11,510
   Transfers between sub-accounts and the
      company                                      216,051     168,848      (26,825)    429,278    218,648
   Withdrawals                                    (662,169)   (320,368)  (1,040,252)   (900,815)    (7,077)
   Annual contract fee                              (3,310)     (3,336)     (27,447)    (25,765)        --
                                                ----------  ----------  -----------  ----------   --------
Net increase (decrease) in contract owners'
   equity from principal transactions             (442,554)   (140,128)    (588,898)    120,377    223,081
                                                ----------  ----------  -----------  ----------   --------
Total increase (decrease) in contract owners'
   equity                                          116,484      85,814      653,491     614,863    212,108
Contract owners' equity at beginning of period   4,022,386   3,936,572    8,396,603   7,781,740         --
                                                ----------  ----------  -----------  ----------   --------
Contract owners' equity at end of period        $4,138,870  $4,022,386  $ 9,050,094  $8,396,603   $212,108
                                                ==========  ==========  ===========  ==========   ========

                                                   2007        2006         2007        2006        2007
                                                ----------  ----------  -----------  ----------  -----------
Units, beginning of period                        233,208     243,649     451,917      444,091          --
Units issued                                       53,801      69,842      95,170      123,253      39,861
Units redeemed                                     80,033      80,283     123,599      115,427      21,447
                                                  -------     -------     -------      -------      ------
Units, end of period                              206,976     233,208     423,488      451,917      18,414
                                                  =======     =======     =======      =======      ======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   High Yield Series I      High Yield Series II     Income & Value Series I
                                                ------------------------  ------------------------  ------------------------
                                                    2007         2006         2007         2006         2007         2006
                                                -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $   954,239  $   639,652  $ 1,274,854  $   759,056  $   714,311  $   420,959
Expenses:
   Mortality and expense risk and
      administrative charges                        127,398      147,728      175,402      180,572      271,938      300,022
                                                -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)                        826,841      491,924    1,099,452      578,484      442,373      120,937
                                                -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --           --           --           --    1,188,063           --
   Net realized gain (loss)                         146,351      185,543       80,322       85,758      820,836      483,238
                                                -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                             146,351      185,543       80,322       85,758    2,008,899      483,238
                                                -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      (943,872)      73,623   (1,187,624)     192,701   (2,431,224)     753,849
                                                -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                            29,320      751,090       (7,850)     856,943       20,048    1,358,024
                                                -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 20,405       13,829      670,432      667,321       43,824      221,303
   Transfers between sub-accounts and the
      company                                    (1,257,583)    (486,256)  (1,478,232)    (613,699)    (448,095)    (158,180)
   Withdrawals                                   (1,454,007)  (1,370,262)  (1,895,685)    (996,712)  (2,969,670)  (3,627,008)
   Annual contract fee                               (4,602)      (5,244)     (14,909)     (18,452)     (10,621)     (12,217)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (2,695,787)  (1,847,933)  (2,718,394)    (961,542)  (3,384,562)  (3,576,102)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (2,666,467)  (1,096,843)  (2,726,244)    (104,599)  (3,364,514)  (2,218,078)
Contract owners' equity at beginning of period    8,973,774   10,070,617   11,892,705   11,997,304   19,390,320   21,608,398
                                                -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period        $ 6,307,307  $ 8,973,774  $ 9,166,461  $11,892,705  $16,025,806  $19,390,320
                                                ===========  ===========  ===========  ===========  ===========  ===========

                                                    2007         2006         2007         2006         2007         2006
                                                -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                        576,074      695,967      693,917      758,864      832,350      977,402
Units issued                                       65,912       84,147      175,981      261,372       11,634       36,143
Units redeemed                                    237,474      204,040      328,323      326,319      153,479      181,195
                                                  -------      -------      -------      -------      -------      -------
Units, end of period                              404,512      576,074      541,575      693,917      690,505      832,350
                                                  =======      =======      =======      =======      =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             Independence
                                                                            Investment LLC
                                                                              Small Cap          Index Allocation
                                                Income & Value Series II      Series II              Series II
                                                ------------------------  -----------------  ------------------------
                                                    2007         2006       2007      2006       2007         2006
                                                -----------  -----------  --------  -------  -----------  -----------
Income:
   Dividend distributions received              $   371,231  $   197,808  $     --  $ 7,986  $ 1,261,476  $   130,376
Expenses:
   Mortality and expense risk and
      administrative charges                        165,860      175,021     1,183    1,267      449,579       65,347
                                                -----------  -----------  --------  -------  -----------  -----------
Net investment income (loss)                        205,371       22,787    (1,183)   6,719      811,897       65,029
                                                -----------  -----------  --------  -------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received              674,750           --    12,262       --      813,759           --
   Net realized gain (loss)                         490,627      423,489      (900)  (3,307)     234,623          485
                                                -----------  -----------  --------  -------  -----------  -----------
Realized gains (losses)                           1,165,377      423,489    11,362   (3,307)   1,048,382          485
                                                -----------  -----------  --------  -------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (1,388,139)     255,973   (10,966)  (3,429)  (1,121,855)     560,089
                                                -----------  -----------  --------  -------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           (17,391)     702,249      (787)     (17)     738,424      625,603
                                                -----------  -----------  --------  -------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                451,947      581,860       500   11,032   10,472,801    7,833,175
   Transfers between sub-accounts and the
      company                                      (412,368)    (403,628)   (4,019)   2,191   19,250,120    4,560,581
   Withdrawals                                   (1,647,846)    (804,844)   (1,926)  (1,646)  (2,021,490)     (14,046)
   Annual contract fee                              (31,068)     (34,864)     (230)    (211)     (82,670)      (4,759)
                                                -----------  -----------  --------  -------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,639,335)    (661,476)   (5,675)  11,366   27,618,761   12,374,951
                                                -----------  -----------  --------  -------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (1,656,726)      40,773    (6,462)  11,349   28,357,185   13,000,554
Contract owners' equity at beginning of period   10,855,361   10,814,588    71,548   60,199   13,000,554           --
                                                -----------  -----------  --------  -------  -----------  -----------
Contract owners' equity at end of period        $ 9,198,635  $10,855,361  $ 65,086  $71,548  $41,357,739  $13,000,554
                                                ===========  ===========  ========  =======  ===========  ===========

                                                    2007         2006       2007      2006       2007         2006
                                                -----------  -----------  --------  -------  -----------  -----------
Units, beginning of period                        695,326      738,559      4,787    4,247      967,096          --
Units issued                                       50,633       69,430        496    2,341    2,215,622     997,754
Units redeemed                                    152,172      112,663        869    1,801      243,971      30,658
                                                  -------      -------      -----    -----    ---------     -------
Units, end of period                              593,787      695,326      4,414    4,787    2,938,747     967,096
                                                  =======      =======      =====    =====    =========     =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                  International
                                                     International            International      Equity Index B
                                                     Core Series I           Core Series II        Series NAV
                                                -----------------------  ----------------------  --------------
                                                    2007         2006       2007        2006          2007
                                                -----------  ----------  ----------  ----------  --------------
Income:
   Dividend distributions received              $   111,531  $   28,345  $   62,034  $    9,955    $  105,318
Expenses:
   Mortality and expense risk and
      administrative charges                         79,892      71,652      55,299      37,028        56,288
                                                -----------  ----------  ----------  ----------    ----------
Net investment income (loss)                         31,639     (43,307)      6,735     (27,073)       49,030
                                                -----------  ----------  ----------  ----------    ----------
Realized gains (losses) on investments:
   Capital gain distributions received              650,641     215,605     427,095      96,463        92,094
   Net realized gain (loss)                         614,622     339,140     312,732     355,989        57,729
                                                -----------  ----------  ----------  ----------    ----------
Realized gains (losses)                           1,265,263     554,745     739,827     452,452       149,823
                                                -----------  ----------  ----------  ----------    ----------
Unrealized appreciation (depreciation) during
   the period                                      (803,471)    440,223    (421,015)     44,382        88,652
                                                -----------  ----------  ----------  ----------    ----------
Net increase (decrease) in contract owners'
   equity from operations                           493,431     951,661     325,547     469,761       287,505
                                                -----------  ----------  ----------  ----------    ----------
Changes from principal transactions:
   Purchase payments                                 15,944      44,628     238,724     329,528        25,234
   Transfers between sub-accounts and the
      company                                      (223,326)    314,946    (240,484)    935,327     5,187,226
   Withdrawals                                     (797,692)   (580,704)   (317,672)   (186,565)     (778,576)
   Annual contract fee                               (2,644)     (2,430)     (7,184)     (5,813)      (16,117)
                                                -----------  ----------  ----------  ----------    ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,007,718)   (223,560)   (326,616)  1,072,477     4,417,767
                                                -----------  ----------  ----------  ----------    ----------
Total increase (decrease) in contract owners'
   equity                                          (514,287)    728,101      (1,069)  1,542,238     4,705,272
Contract owners' equity at beginning of period    5,223,393   4,495,292   3,122,997   1,580,759            --
                                                -----------  ----------  ----------  ----------    ----------
Contract owners' equity at end of period        $ 4,709,106  $5,223,393  $3,121,928  $3,122,997    $4,705,272
                                                ===========  ==========  ==========  ==========    ==========

                                                    2007        2006        2007        2006          2007
                                                -----------  ----------  ----------  ----------  --------------
Units, beginning of period                        307,959      326,505     159,184      98,088            --
Units issued                                       25,013       69,161      57,531     115,864       487,409
Units redeemed                                     76,481       87,707      70,716      54,768       129,950
                                                  -------      -------     -------     -------       -------
Units, end of period                              256,491      307,959     145,999     159,184       357,459
                                                  =======      =======     =======     =======       =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   International Small         International             International
                                                      Cap Series I          Small Cap Series II         Value Series I
                                                ------------------------  -----------------------  ------------------------
                                                    2007         2006         2007        2006         2007         2006
                                                -----------  -----------  -----------  ----------  -----------  -----------
Income:
   Dividend distributions received              $   234,953  $    88,177  $   202,950  $   56,902  $   811,387  $   346,818
Expenses:
   Mortality and expense risk and
      administrative charges                        129,533      109,401      131,653      95,965      292,011      278,208
                                                -----------  -----------  -----------  ----------  -----------  -----------
Net investment income (loss)                        105,420      (21,224)      71,297     (39,063)     519,376       68,610
                                                -----------  -----------  -----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            2,382,944           --    2,283,218          --    3,006,880      831,966
   Net realized gain (loss)                       1,016,715      919,298    1,002,574     510,369    1,509,479      969,484
                                                -----------  -----------  -----------  ----------  -----------  -----------
Realized gains (losses)                           3,399,659      919,298    3,285,792     510,369    4,516,359    1,801,450
                                                -----------  -----------  -----------  ----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (2,725,271)     805,777   (2,748,317)    837,653   (3,606,507)   2,710,517
                                                -----------  -----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           779,808    1,703,851      608,772   1,308,959    1,429,228    4,580,577
                                                -----------  -----------  -----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 32,593       27,220      688,788     675,068       62,863      120,809
   Transfers between sub-accounts and the
      company                                       257,821      860,709      752,066     272,839     (447,144)     527,991
   Withdrawals                                   (1,926,830)  (1,276,094)  (1,073,747)   (255,770)  (3,250,908)  (2,623,418)
   Annual contract fee                               (4,872)      (5,004)     (20,966)    (15,681)     (10,474)     (10,741)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,641,288)    (393,169)     346,141     676,456   (3,645,663)  (1,985,359)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                          (861,480)   1,310,682      954,913   1,985,415   (2,216,435)   2,595,218
Contract owners' equity at beginning of period    8,036,555    6,725,873    6,935,770   4,950,355   19,989,547   17,394,329
                                                -----------  -----------  -----------  ----------  -----------  -----------
Contract owners' equity at end of period        $ 7,175,075  $ 8,036,555  $ 7,890,683  $6,935,770  $17,773,112  $19,989,547
                                                ===========  ===========  ===========  ==========  ===========  ===========

                                                    2007         2006         2007        2006         2007         2006
                                                -----------  -----------  -----------  ----------  -----------  -----------
Units, beginning of period                        360,008      357,129      289,674      255,074     988,293     1,097,615
Units issued                                       81,402      129,772      164,335      110,551      60,633       113,305
Units redeemed                                    138,982      126,893      137,381       75,951     233,800       222,627
                                                  -------      -------      -------      -------     -------       -------
Units, end of period                              302,428      360,008      316,628      289,674     815,126       988,293
                                                  =======      =======      =======      =======     =======       =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   International Value                                Investment Quality
                                                        Series II            Invesco Utilities           Bond Series I
                                                ------------------------  -----------------------  ------------------------
                                                    2007         2006         2007        2006         2007         2006
                                                -----------  -----------  -----------  ----------  -----------  -----------
Income:
   Dividend distributions received              $ 1,045,345  $   346,600  $        --  $   50,670  $   940,930  $   786,622
Expenses:
   Mortality and expense risk and
      administrative charges                        431,543      327,489        8,860      24,989      166,974      191,960
                                                -----------  -----------  -----------  ----------  -----------  -----------
Net investment income (loss)                        613,802       19,111       (8,860)     25,681      773,956      594,662
                                                -----------  -----------  -----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            4,075,017      907,465           --      31,283           --           --
   Net realized gain (loss)                       1,932,253    1,743,288      633,350     138,184     (105,424)     (64,491)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Realized gains (losses)                           6,007,270    2,650,753      633,350     169,467     (105,424)     (64,491)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (4,765,953)   2,386,674     (414,343)    122,726     (206,032)    (324,384)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         1,855,119    5,056,538      210,147     317,874      462,500      205,787
                                                -----------  -----------  -----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                              1,407,663    1,675,774        3,750       8,680       25,354       69,990
   Transfers between sub-accounts and the
      company                                     3,989,342     (571,637)  (1,670,859)    (16,282)    (199,485)    (353,482)
   Withdrawals                                   (2,705,264)  (1,349,145)    (134,741)   (134,575)  (1,752,644)  (2,225,802)
   Annual contract fee                              (75,280)     (61,135)        (748)     (5,236)      (4,836)      (5,816)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             2,616,461     (306,143)  (1,802,598)   (147,413)  (1,931,611)  (2,515,110)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                         4,471,580    4,750,395   (1,592,451)    170,461   (1,469,111)  (2,309,323)
Contract owners' equity at beginning of period   23,439,980   18,689,585    1,592,451   1,421,990   11,394,453   13,703,776
                                                -----------  -----------  -----------  ----------  -----------  -----------
Contract owners' equity at end of period        $27,911,560  $23,439,980  $        --  $1,592,451  $ 9,925,342  $11,394,453
                                                ===========  ===========  ===========  ==========  ===========  ===========

                                                    2007         2006         2007        2006         2007         2006
                                                -----------  -----------  -----------  ----------  -----------  -----------
Units, beginning of period                       1,023,166    1,028,818      58,181      64,107      545,376      659,467
Units issued                                       415,836      210,190       3,269       8,714       18,883       19,789
Units redeemed                                     298,095      215,842      61,450      14,640      108,019      133,880
                                                 ---------    ---------      ------      ------      -------      -------
Units, end of period                             1,140,907    1,023,166          --      58,181      456,240      545,376
                                                 =========    =========      ======      ======      =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                               John Hancock            John Hancock
                                                   Investment Quality      International Equity    International Equity
                                                     Bond Series II           Index Series I          Index Series II
                                                ------------------------  ----------------------  ----------------------
                                                    2007         2006        2007        2006        2007        2006
                                                -----------  -----------  ----------  ----------  ----------  ----------
Income:
   Dividend distributions received              $ 2,558,732  $ 1,256,389  $   77,308  $   11,981  $  162,444  $   22,206
Expenses:
   Mortality and expense risk and
      administrative charges                        472,422      370,548      33,950      23,124      74,633      57,311
                                                -----------  -----------  ----------  ----------  ----------  ----------
Net investment income (loss)                      2,086,310      885,841      43,358     (11,143)     87,811     (35,105)
                                                -----------  -----------  ----------  ----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --           --      91,837      12,136     210,272      28,538
   Net realized gain (loss)                        (218,584)    (255,401)    177,298     101,943     495,257     144,078
                                                -----------  -----------  ----------  ----------  ----------  ----------
Realized gains (losses)                            (218,584)    (255,401)    269,135     114,079     705,529     172,616
                                                -----------  -----------  ----------  ----------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                      (616,271)    (153,022)    (55,004)    210,630    (197,684)    614,466
                                                -----------  -----------  ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                         1,251,455      477,418     257,489     313,566     595,656     751,977
                                                -----------  -----------  ----------  ----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                              2,604,220    8,556,306      17,362       9,603      92,629     165,046
   Transfers between sub-accounts and the
      company                                       708,484    2,236,077     213,283     468,292      10,185     318,854
   Withdrawals                                   (1,185,917)  (1,350,366)   (257,226)   (169,322)   (387,607)   (199,673)
   Annual contract fee                              (89,771)     (52,797)       (797)       (792)    (12,226)    (11,380)
                                                -----------  -----------  ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions             2,037,016    9,389,220     (27,378)    307,781    (297,019)    272,847
                                                -----------  -----------  ----------  ----------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                         3,288,471    9,866,638     230,111     621,347     298,637   1,024,824
Contract owners' equity at beginning of period   26,873,489   17,006,851   1,708,421   1,087,074   4,102,152   3,077,328
                                                -----------  -----------  ----------  ----------  ----------  ----------
Contract owners' equity at end of period        $30,161,960  $26,873,489  $1,938,532  $1,708,421  $4,400,789  $4,102,152
                                                ===========  ===========  ==========  ==========  ==========  ==========

                                                    2007         2006        2007        2006        2007        2006
                                                -----------  -----------  ----------  ----------  ----------  ----------
Units, beginning of period                       1,825,924    1,167,643     82,188      64,644      198,515     183,607
Units issued                                       425,346      912,220     26,888      40,534       48,139      43,099
Units redeemed                                     271,542      253,939     26,804      22,990       58,600      28,191
                                                 ---------    ---------     ------      ------      -------     -------
Units, end of period                             1,979,728    1,825,924     82,272      82,188      188,054     198,515
                                                 =========    =========     ======      ======      =======     =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                John Hancock Strategic           Large                    Large
                                                   Income Series II       Cap Value Series I       Cap Value Series II
                                                ----------------------  ----------------------  ------------------------
                                                   2007        2006        2007        2006         2007         2006
                                                ----------  ----------  ----------  ----------  -----------  -----------
Income:
   Dividend distributions received              $   37,958  $   64,468  $   26,980  $       --  $    52,568  $    15,812
Expenses:
   Mortality and expense risk and
      administrative charges                        36,052      35,485      46,230       3,702      132,625       97,273
                                                ----------  ----------  ----------  ----------  -----------  -----------
Net investment income (loss)                         1,906      28,983     (19,250)     (3,702)     (80,057)     (81,461)
                                                ----------  ----------  ----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                  --         592     169,510          --      498,880      456,448
   Net realized gain (loss)                         20,919      15,374      62,752   1,756,598      452,319   (1,323,450)
                                                ----------  ----------  ----------  ----------  -----------  -----------
Realized gains (losses)                             20,919      15,966     232,262   1,756,598      951,199     (867,002)
                                                ----------  ----------  ----------  ----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                       56,713        (369)   (127,148)     46,682     (651,035)     (27,560)
                                                ----------  ----------  ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           79,538      44,580      85,864   1,799,578      220,107     (976,023)
                                                ----------  ----------  ----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                10,763     112,712      22,305       3,681      267,568      650,257
   Transfers between sub-accounts and the
      company                                      128,047     596,580     (81,038)  1,214,311   (1,035,385)   4,490,143
   Withdrawals                                    (513,388)   (224,424)   (483,093)    (23,796)    (681,452)    (415,753)
   Annual contract fee                              (5,139)     (4,376)     (2,385)       (770)     (24,877)     (12,855)
                                                ----------  ----------  ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (379,717)    480,492    (544,211)  1,193,426   (1,474,146)   4,711,792
                                                ----------  ----------  ----------  ----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                         (300,179)    525,072    (458,347)  2,993,004   (1,254,039)   3,735,769
Contract owners' equity at beginning of period   2,243,582   1,718,510   2,993,004          --    8,694,438    4,958,669
                                                ----------  ----------  ----------  ----------  -----------  -----------
Contract owners' equity at end of period        $1,943,403  $2,243,582  $2,534,657  $2,993,004  $ 7,440,399  $ 8,694,438
                                                ==========  ==========  ==========  ==========  ===========  ===========

                                                   2007        2006        2007        2006         2007         2006
                                                ----------  ----------  ----------  ----------  -----------  -----------
Units, beginning of period                        162,655     127,291     122,803          --     356,215      231,620
Units issued                                       30,626      63,653      29,355     124,357      51,141      275,524
Units redeemed                                     57,472      28,289      50,863       1,554     110,214      150,929
                                                  -------     -------     -------     -------     -------      -------
Units, end of period                              135,809     162,655     101,295     122,803     297,142      356,215
                                                  =======     =======     =======     =======     =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       Lifestyle                Lifestyle                  Lifestyle
                                                  Aggressive Series I      Aggressive Series II        Balanced Series I
                                                ----------------------  -------------------------  -------------------------
                                                   2007        2006         2007          2006         2007          2006
                                                ----------  ----------  ------------  -----------  ------------  -----------
Income:
   Dividend distributions received              $  507,621  $  404,691  $  4,877,738  $ 4,417,116  $  4,038,816  $ 3,013,914
Expenses:
   Mortality and expense risk and
      administrative charges                        85,103      82,295       808,521      886,372       845,037      860,026
                                                ----------  ----------  ------------  -----------  ------------  -----------
Net investment income (loss)                       422,518     322,396     4,069,217    3,530,744     3,193,779    2,153,888
                                                ----------  ----------  ------------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             128,896   1,071,714     1,306,816   11,724,260        79,068    3,592,276
   Net realized gain (loss)                        141,663     152,032       643,605      947,456     3,274,591    1,004,796
                                                ----------  ----------  ------------  -----------  ------------  -----------
Realized gains (losses)                            270,559   1,223,746     1,950,421   12,671,716     3,353,659    4,597,072
                                                ----------  ----------  ------------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (327,843)   (862,318)   (2,125,335)  (9,030,540)   (3,887,428)    (985,821)
                                                ----------  ----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          365,234     683,824     3,894,303    7,171,920     2,660,010    5,765,139
                                                ----------  ----------  ------------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                96,212      98,336     1,719,981    2,768,625       222,106      304,061
   Transfers between sub-accounts and the
      company                                     (311,250)   (246,474)     (446,442)  (1,008,230)    1,053,558    1,522,248
   Withdrawals                                    (552,018)   (654,651)  (16,257,192)  (4,288,213)  (12,248,832)  (7,949,637)
   Annual contract fee                              (5,010)     (5,221)     (223,134)    (230,995)      (28,871)     (28,179)
                                                ----------  ----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (772,066)   (808,010)  (15,206,787)  (2,758,813)  (11,002,039)  (6,151,507)
                                                ----------  ----------  ------------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                         (406,832)   (124,186)  (11,312,484)   4,413,107    (8,342,029)    (386,368)
Contract owners' equity at beginning of period   5,389,730   5,513,916    58,043,905   53,630,798    56,071,367   56,457,735
                                                ----------  ----------  ------------  -----------  ------------  -----------
Contract owners' equity at end of period        $4,982,898  $5,389,730  $ 46,731,421  $58,043,905  $ 47,729,338  $56,071,367
                                                ==========  ==========  ============  ===========  ============  ===========

                                                   2007        2006         2007          2006         2007          2006
                                                ----------  ----------  ------------  -----------  ------------  -----------
Units, beginning of period                        319,879     377,512     3,105,824    3,243,165     2,968,742    3,308,078
Units issued                                       15,247      30,521       331,606      358,818       236,619      254,909
Units redeemed                                     57,714      88,154     1,062,302      496,159       762,873      594,245
                                                  -------     -------     ---------    ---------     ---------    ---------
Units, end of period                              277,412     319,879     2,375,128    3,105,824     2,442,488    2,968,742
                                                  =======     =======     =========    =========     =========    =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                         Lifestyle                  Lifestyle                 Lifestyle
                                                    Balanced Series II        Conservative Series I    Conservative Series II
                                                --------------------------  ------------------------  ------------------------
                                                    2007          2006          2007         2006         2007         2006
                                                ------------  ------------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $ 54,968,229  $ 24,917,500  $ 1,210,158  $   705,228  $ 6,027,256  $ 2,696,607
Expenses:
   Mortality and expense risk and
      administrative charges                      11,798,225     8,203,793      245,296      246,626    1,232,962    1,012,833
                                                ------------  ------------  -----------  -----------  -----------  -----------
Net investment income (loss)                      43,170,004    16,713,707      964,862      458,602    4,794,294    1,683,774
                                                ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             1,362,354    29,645,325       37,962      455,428      205,189    1,740,241
   Net realized gain (loss)                        7,479,529     4,210,014      110,503       92,480      149,339     (639,115)
                                                ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses)                            8,841,883    33,855,339      148,465      547,908      354,528    1,101,126
                                                ------------  ------------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (22,656,739)    3,876,654     (587,573)       1,002   (2,650,791)   1,152,897
                                                ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         29,355,148    54,445,700      525,754    1,007,512    2,498,031    3,937,797
                                                ------------  ------------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                             146,089,327   187,557,519        6,937      135,194   11,302,451   10,784,404
   Transfers between sub-accounts and the
      company                                     60,373,788    30,444,416    2,636,658      361,264    9,776,328    4,585,056
   Withdrawals                                   (41,960,644)  (22,543,815)  (3,148,080)  (1,409,087)  (8,027,354)  (3,248,194)
   Annual contract fee                            (2,098,178)   (1,239,822)      (9,902)     (10,289)    (184,590)    (128,449)
                                                ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            162,404,293   194,218,298     (514,387)    (922,918)  12,866,835   11,992,817
                                                ------------  ------------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        191,759,441   248,663,998       11,367       84,594   15,364,866   15,930,614
Contract owners' equity at beginning of period   636,830,827   388,166,829   15,451,134   15,366,540   69,236,484   53,305,870
                                                ------------  ------------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period        $828,590,268  $636,830,827  $15,462,501  $15,451,134  $84,601,350  $69,236,484
                                                ============  ============  ===========  ===========  ===========  ===========


                                                     2007         2006          2007         2006         2007         2006
                                                ------------  ------------  -----------  -----------  -----------  -----------
Units, beginning of period                       36,438,509    24,002,223     855,575      906,122     4,437,341    3,607,600
Units issued                                     14,170,310    14,314,004     184,640      110,939     2,786,053    2,030,219
Units redeemed                                    3,397,159     1,877,718     229,854      161,486     1,906,674    1,200,478
                                                 ----------    ----------     -------      -------     ---------    ---------
Units, end of period                             47,211,660    36,438,509     810,361      855,575     5,316,720    4,437,341
                                                 ==========    ==========     =======      =======     =========    =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                        Lifestyle                  Lifestyle                  Lifestyle
                                                     Growth Series I           Growth Series II           Moderate Series I
                                                ------------------------  --------------------------  ------------------------
                                                    2007         2006         2007          2006          2007         2006
                                                -----------  -----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $ 2,702,079  $ 2,054,580  $ 63,949,613  $ 27,667,312  $ 1,989,659  $ 1,262,365
Expenses:
   Mortality and expense risk and
      administrative charges                        546,048      527,132    13,772,163     8,506,585      427,460      435,073
                                                -----------  -----------  ------------  ------------  -----------  -----------
Net investment income (loss)                      2,156,031    1,527,448    50,177,450    19,160,727    1,562,199      827,292
                                                -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received              176,921    2,346,119     4,288,465    31,594,940       32,787    1,245,925
   Net realized gain (loss)                       1,630,411      540,024     9,134,015     3,825,829      740,039      481,039
                                                -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses)                           1,807,332    2,886,143    13,422,480    35,420,769      772,826    1,726,964
                                                -----------  -----------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (1,915,164)    (718,878)  (22,680,742)    5,551,586   (1,385,288)    (312,527)
                                                -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         2,048,199    3,694,713    40,919,188    60,133,082      949,737    2,241,729
                                                -----------  -----------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                234,298      277,797   234,360,468   272,268,763       63,332       87,798
   Transfers between sub-accounts and the
      company                                     2,001,248    2,340,131    54,179,857    33,635,379    1,688,282    1,754,218
   Withdrawals                                   (6,520,117)  (3,652,666)  (41,145,593)  (17,655,372)  (5,114,678)  (3,534,621)
   Annual contract fee                              (23,241)     (24,283)   (2,560,236)   (1,293,822)     (11,189)     (11,182)
                                                -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (4,307,812)  (1,059,021)  244,834,496   286,954,948   (3,374,253)  (1,703,787)
                                                -----------  -----------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (2,259,613)   2,635,692   285,753,684   347,088,030   (2,424,516)     537,942
Contract owners' equity at beginning of period   34,748,092   32,112,400   707,068,757   359,980,727   27,295,247   26,757,305
                                                -----------  -----------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $32,488,479  $34,748,092  $992,822,441  $707,068,757  $24,870,731  $27,295,247
                                                ===========  ===========  ============  ============  ===========  ===========

                                                    2007         2006         2007          2006          2007         2006
                                                -----------  -----------  ------------  ------------  -----------  -----------
Units, beginning of period                       1,922,170    1,985,819    39,974,250    22,032,011    1,516,621    1,618,351
Units issued                                       174,492      270,066    19,026,664    19,408,354      107,657      236,324
Units redeemed                                     395,301      333,715     3,279,423     1,466,115      294,783      338,054
                                                 ---------    ---------    ----------    ----------    ---------    ---------
Units, end of period                             1,701,361    1,922,170    55,721,491    39,974,250    1,329,495    1,516,621
                                                 =========    =========    ==========    ==========    =========    =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                         Lifestyle                    LMFC            Marisco International
                                                    Moderate Series II       Core Equity Series II   Opportunities Series II
                                                --------------------------  -----------------------  -----------------------
                                                    2007          2006          2007        2006        2007         2006
                                                ------------  ------------  -----------  ----------  ----------  -----------
Income:
   Dividend distributions received              $ 15,148,332  $  6,140,352  $        --  $       --  $   57,506   $    4,575
Expenses:
   Mortality and expense risk and
      administrative charges                       3,222,032     2,367,615       99,410      92,645      63,490       25,699
                                                ------------  ------------  -----------  ----------  ----------   ----------
Net investment income (loss)                      11,926,300     3,772,737      (99,410)    (92,645)     (5,984)     (21,124)
                                                ------------  ------------  -----------  ----------  ----------   ----------
Realized gains (losses) on investments:
   Capital gain distributions received               296,505     6,051,344      446,384     371,850     857,423       59,929
   Net realized gain (loss)                          633,517       781,633       98,610      47,511     343,053       22,125
                                                ------------  ------------  -----------  ----------  ----------   ----------
Realized gains (losses)                              930,022     6,832,977      544,994     419,361   1,200,476       82,054
                                                ------------  ------------  -----------  ----------  ----------   ----------
Unrealized appreciation (depreciation) during
   the period                                     (6,766,925)    1,883,208     (872,167)    (48,854)   (644,290)     256,056
                                                ------------  ------------  -----------  ----------  ----------   ----------
Net increase (decrease) in contract owners'
   equity from operations                          6,089,397    12,488,922     (426,583)    277,862     550,202      316,986
                                                ------------  ------------  -----------  ----------  ----------   ----------
Changes from principal transactions:
   Purchase payments                              35,959,673    41,472,743      145,308     506,742     717,514      471,657
   Transfers between sub-accounts and the
      company                                     25,783,842     9,895,343      (98,111)    781,179   1,751,849    1,861,746
   Withdrawals                                   (14,758,398)   (7,970,583)    (467,754)   (290,920)   (596,083)    (156,343)
   Annual contract fee                              (517,512)     (340,316)     (18,353)    (18,349)     (4,701)      (2,619)
                                                ------------  ------------  -----------  ----------  ----------   ----------
Net increase (decrease) in contract owners'
   equity from principal transactions             46,467,605    43,057,187     (438,910)    978,652   1,868,579    2,174,441
                                                ------------  ------------  -----------  ----------  ----------   ----------
Total increase (decrease) in contract owners'
   equity                                         52,557,002    55,546,109     (865,493)  1,256,514   2,418,781    2,491,427
Contract owners' equity at beginning of period   171,943,264   116,397,155    6,529,884   5,273,370   3,092,105      600,678
                                                ------------  ------------  -----------  ----------  ----------   ----------
Contract owners' equity at end of period        $224,500,266  $171,943,264  $ 5,664,391  $6,529,884  $5,510,886   $3,092,105
                                                ============  ============  ===========  ==========  ==========   ==========

                                                    2007          2006          2007         2006       2007         2006
                                                ------------  ------------  -----------  ----------  ----------  -----------
Units, beginning of period                       10,417,109     7,556,924     425,444      360,101     165,812      39,108
Units issued                                      4,542,147     4,152,586      48,861      152,388     220,240     198,735
Units redeemed                                    1,397,054     1,292,401      74,614       87,045     129,642      72,031
                                                 ----------    ----------     -------      -------     -------     -------
Units, end of period                             13,562,202    10,417,109     399,691      425,444     256,410     165,812
                                                 ==========    ==========     =======      =======     =======     =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                               Mid Cap
                                                                                            Intersection
                                          Mid Cap Index Series I   Mid Cap Index Series II    Series II    Mid Cap Stock Series I
                                          ----------------------  ------------------------  ------------  ------------------------
                                             2007        2006         2007         2006         2007          2007         2006
                                          ----------  ----------  -----------  -----------  ------------  -----------  -----------
Income:
   Dividend distributions received        $   36,654  $   14,206  $   122,575  $    33,201    $    --     $        --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                  44,194      35,484      204,374      119,080        430         308,652      302,361
                                          ----------  ----------  -----------  -----------    -------     -----------  -----------
Net investment income (loss)                  (7,540)    (21,278)     (81,799)     (85,879)      (430)       (308,652)    (302,361)
                                          ----------  ----------  -----------  -----------    -------     -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received       344,093      99,254    1,615,765      322,613         --       4,815,909      829,036
   Net realized gain (loss)                  165,686     155,876      806,197      474,517     (3,745)      1,868,031    1,353,787
                                          ----------  ----------  -----------  -----------    -------     -----------  -----------
Realized gains (losses)                      509,779     255,130    2,421,962      797,130     (3,745)      6,683,940    2,182,823
                                          ----------  ----------  -----------  -----------    -------     -----------  -----------
Unrealized appreciation (depreciation)
   during the period                        (337,520)    (68,507)  (1,935,448)    (199,535)    (2,404)     (2,566,502)     231,087
                                          ----------  ----------  -----------  -----------    -------     -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations            164,719     165,345      404,715      511,716     (6,579)      3,808,786    2,111,549
                                          ----------  ----------  -----------  -----------    -------     -----------  -----------
Changes from principal transactions:
   Purchase payments                          26,053      15,978      398,931      460,755     59,983          93,350      369,839
   Transfers between sub-accounts and
      the company                            160,572     451,378    3,508,440    2,693,687      4,836        (539,809)    (312,351)
   Withdrawals                              (315,527)   (302,617)  (1,804,473)    (589,767)      (433)     (4,040,711)  (2,083,106)
   Annual contract fee                        (1,644)     (1,734)     (42,867)     (20,807)        --         (11,069)     (11,889)
                                          ----------  ----------  -----------  -----------    -------     -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (130,546)    163,005    2,060,031    2,543,868     64,386      (4,498,239)  (2,037,507)
                                          ----------  ----------  -----------  -----------    -------     -----------  -----------
Total increase (decrease) in contract
   owners' equity                             34,173     328,350    2,464,746    3,055,584     57,807        (689,453)      74,042
Contract owners' equity at beginning of
   period                                  2,584,111   2,255,761   10,240,430    7,184,846         --      19,508,037   19,433,995
                                          ----------  ----------  -----------  -----------    -------     -----------  -----------
Contract owners' equity at end of period  $2,618,284  $2,584,111  $12,705,176  $10,240,430    $57,807     $18,818,584  $19,508,037
                                          ==========  ==========  ===========  ===========    =======     ===========  ===========

                                             2007        2006         2007         2006       2007            2007         2006
                                          ----------  ----------  -----------  -----------  ------------  -----------  -----------
Units, beginning of period                  133,983     126,471     573,750      430,813           --      1,177,671    1,312,225
Units issued                                 17,739      33,531     315,536      227,124       12,648         88,194      135,013
Units redeemed                               23,333      26,019     211,587       84,187        7,621        332,468      269,567
                                            -------     -------     -------      -------       ------      ---------    ---------
Units, end of period                        128,389     133,983     677,699      573,750        5,027        933,397    1,177,671
                                            =======     =======     =======      =======       ======      =========    =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                           Money
                                                                                                                          Market B
                                           Mid Cap Stock Series II   Mid Cap Value Series I   Mid Cap Value Series II    Series NAV
                                          ------------------------  ------------------------  ------------------------  -----------
                                              2007         2006         2007         2006         2007         2006         2007
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received        $        --  $        --  $   106,534  $    77,915  $   169,342  $   125,026  $   168,148
Expenses:
   Mortality and expense risk and
      administrative charges                  351,565      311,065      157,715      173,091      367,586      381,085       59,451
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)                 (351,565)    (311,065)     (51,181)     (95,176)    (198,244)    (256,059)     108,697
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received      5,878,355      827,112    2,665,712    1,852,567    6,291,655    4,047,935           --
   Net realized gain (loss)                 1,477,953    1,013,140      606,946      816,324      825,320    1,014,969       (3,744)
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                     7,356,308    1,840,252    3,272,658    2,668,891    7,116,975    5,062,904       (3,744)
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                       (2,640,503)     659,186   (3,169,152)  (1,520,521)  (6,911,749)  (2,561,998)          --
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations           4,364,240    2,188,373       52,325    1,053,194        6,982    2,244,847      104,953
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                          997,281    1,080,675       15,863       54,562      246,203    1,084,736       38,001
   Transfers between sub-accounts and
      the company                             106,991     (540,111)    (643,051)    (838,414)  (1,407,970)  (1,888,772)   7,811,192
   Withdrawals                             (2,247,984)  (1,012,370)  (1,868,179)  (2,054,098)  (3,182,141)  (1,727,171)  (2,563,205)
   Annual contract fee                        (66,812)     (61,355)      (6,744)      (7,630)     (61,156)     (65,460)     (12,941)
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (1,210,524)    (533,161)  (2,502,111)  (2,845,580)  (4,405,064)  (2,596,667)   5,273,047
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                           3,153,716    1,655,212   (2,449,786)  (1,792,386)  (4,398,082)    (351,820)   5,378,000
Contract owners' equity at beginning of
   period                                  20,874,772   19,219,560   10,450,341   12,242,727   24,092,484   24,444,304           --
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period  $24,028,488  $20,874,772  $ 8,000,555  $10,450,341  $19,694,402  $24,092,484  $ 5,378,000
                                          ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                              2007         2006         2007         2006         2007         2006         2007
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                 1,015,920    1,036,917     513,445      664,405     1,254,692    1,403,925          --
Units issued                                 189,884      148,835      34,602       52,123        64,938      100,003     729,799
Units redeemed                               228,258      169,832     151,385      203,083       283,346      249,236     307,959
                                           ---------    ---------     -------      -------     ---------    ---------     -------
Units, end of period                         977,546    1,015,920     396,662      513,445     1,036,284    1,254,692     421,840
                                           =========    =========     =======      =======     =========    =========     =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         Natural Resources
                                                  Money Market Series I     Money Market Series II           Series II
                                                ------------------------  -------------------------  ------------------------
                                                    2007         2006         2007          2006         2007         2006
                                                -----------  -----------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received              $ 1,130,725  $ 1,271,165  $  1,776,935  $ 1,303,975  $   145,042  $    59,681
Expenses:
   Mortality and expense risk and
      administrative charges                        391,840      447,589       689,286      507,287      279,801      231,171
                                                -----------  -----------  ------------  -----------  -----------  -----------
Net investment income (loss)                        738,885      823,576     1,087,649      796,688     (134,759)    (171,490)
                                                -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --           --            --           --    7,552,787    2,720,026
   Net realized gain (loss)                              45         (856)       (5,048)        (667)     989,538    2,088,004
                                                -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses)                                  45         (856)       (5,048)        (667)   8,542,325    4,808,030
                                                -----------  -----------  ------------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                            --           --            --           --   (2,804,942)  (2,477,972)
                                                -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           738,930      822,720     1,082,601      796,021    5,602,624    2,158,568
                                                -----------  -----------  ------------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                              3,324,992    1,091,589    11,645,794    7,581,160    2,181,447    2,047,844
   Transfers between sub-accounts and the
      company                                    (7,005,635)  (6,233,891)   26,965,519   11,594,710    2,213,807   (1,120,223)
   Withdrawals                                    1,161,941     (684,001)  (20,634,144)  (7,561,269)  (2,324,650)    (919,851)
   Annual contract fee                              (15,452)     (18,346)     (106,193)     (69,959)     (32,892)     (29,830)
                                                -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (2,534,154)  (5,844,649)   17,870,976   11,544,642    2,037,712      (22,060)
                                                -----------  -----------  ------------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (1,795,224)  (5,021,929)   18,953,577   12,340,663    7,640,336    2,136,508
Contract owners' equity at beginning of period   24,874,821   29,896,750    33,361,074   21,020,411   14,263,906   12,127,398
                                                -----------  -----------  ------------  -----------  -----------  -----------
Contract owners' equity at end of period        $23,079,597  $24,874,821  $ 52,314,651  $33,361,074  $21,904,242  $14,263,906
                                                ===========  ===========  ============  ===========  ===========  ===========

                                                    2007         2006         2007          2006         2007         2006
                                                -----------  -----------  ------------  -----------  -----------  -----------
Units, beginning of period                       1,593,153    1,955,940     2,653,029    1,716,485     389,272      387,180
Units issued                                     1,697,275    1,499,644     7,064,427    3,518,378     310,541      275,320
Units redeemed                                   1,820,952    1,862,431     5,667,122    2,581,834     235,400      273,228
                                                 ---------    ---------     ---------    ---------     -------      -------
Units, end of period                             1,469,476    1,593,153     4,050,334    2,653,029     464,413      389,272
                                                 =========    =========     =========    =========     =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      PIM Classic Value
                                                  Pacific Rim Series I     Pacific Rim Series II          Series II
                                                -----------------------  ------------------------  ----------------------
                                                    2007        2006         2007         2006        2007        2006
                                                -----------  ----------  -----------  -----------  ----------  ----------
Income:
   Dividend distributions received              $    46,815  $   32,750  $    68,313  $    31,206  $   28,134  $   17,418
Expenses:
   Mortality and expense risk and
      administrative charges                         40,068      49,493       73,537       65,414      34,512      28,716
                                                -----------  ----------  -----------  -----------  ----------  ----------
Net investment income (loss)                          6,747     (16,743)      (5,224)     (34,208)     (6,378)    (11,298)
                                                -----------  ----------  -----------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received              629,431          --    1,163,672           --     216,776      42,770
   Net realized gain (loss)                         474,586     545,287      278,645      556,356     142,018      90,245
                                                -----------  ----------  -----------  -----------  ----------  ----------
Realized gains (losses)                           1,104,017     545,287    1,442,317      556,356     358,794     133,015
                                                -----------  ----------  -----------  -----------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                      (889,652)   (246,008)  (1,099,571)    (219,437)   (640,168)    141,272
                                                -----------  ----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                           221,112     282,536      337,522      302,711    (287,752)    262,989
                                                -----------  ----------  -----------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                                 20,875      21,085      369,860      886,932     299,568     311,420
   Transfers between sub-accounts and the
      company                                      (320,375)   (251,368)     127,345   (1,088,754)   (345,192)    599,138
   Withdrawals                                     (838,433)   (496,397)    (475,289)    (203,569)   (221,336)    (55,274)
   Annual contract fee                               (1,412)     (1,811)     (12,723)     (11,514)     (2,875)     (3,366)
                                                -----------  ----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,139,345)   (728,491)       9,193     (416,905)   (269,835)    851,918
                                                -----------  ----------  -----------  -----------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                          (918,233)   (445,955)     346,715     (114,194)   (557,587)  1,114,907
Contract owners' equity at beginning of period    3,135,010   3,580,965    3,968,537    4,082,731   2,389,001   1,274,094
                                                -----------  ----------  -----------  -----------  ----------  ----------
Contract owners' equity at end of period        $ 2,216,777  $3,135,010  $ 4,315,252  $ 3,968,537  $1,831,414  $2,389,001
                                                ===========  ==========  ===========  ===========  ==========  ==========

                                                    2007        2006         2007         2006        2007        2006
                                                -----------  ----------  -----------  -----------  ----------  ----------
Units, beginning of period                        221,132      277,235     186,801      207,870      142,588      86,283
Units issued                                       21,332       52,905     171,001      130,891       62,041     102,519
Units redeemed                                     97,528      109,008     162,038      151,960       75,165      46,214
                                                  -------      -------     -------      -------      -------     -------
Units, end of period                              144,936      221,132     195,764      186,801      129,464     142,588
                                                  =======      =======     =======      =======      =======     =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  PIMCO VIT All Asset     Quantitative All Cap   Quantitative Mid Cap
                                                       Series II                Series II              Series I
                                                -----------------------  ----------------------  --------------------
                                                    2007        2006         2007        2006       2007       2006
                                                -----------  ----------  -----------  ---------  ---------  ---------
Income:
   Dividend distributions received              $   280,622  $  254,474  $   122,664  $   3,841  $   1,572  $      --
Expenses:
   Mortality and expense risk and
      administrative charges                         70,245      84,597      159,168      8,066      6,637      8,832
                                                -----------  ----------  -----------  ---------  ---------  ---------
Net investment income (loss)                        210,377     169,877      (36,504)    (4,225)    (5,065)    (8,832)
                                                -----------  ----------  -----------  ---------  ---------  ---------
Realized gains (losses) on investments:
   Capital gain distributions received                   --      12,279    1,290,619     43,823     70,728    182,721
   Net realized gain (loss)                          21,482      38,053      (12,868)    21,324    (17,593)     4,237
                                                -----------  ----------  -----------  ---------  ---------  ---------
Realized gains (losses)                              21,482      50,332    1,277,751     65,147     53,135    186,958
                                                -----------  ----------  -----------  ---------  ---------  ---------
Unrealized appreciation (depreciation) during
   the period                                        15,088     (91,052)  (1,745,012)     4,337    (53,122)  (167,098)
                                                -----------  ----------  -----------  ---------  ---------  ---------
Net increase (decrease) in contract owners'
   equity from operations                           246,947     129,157     (503,765)    65,259     (5,052)    11,028
                                                -----------  ----------  -----------  ---------  ---------  ---------
Changes from principal transactions:
   Purchase payments                                 54,311     464,203       79,864     15,512        258      5,459
   Transfers between sub-accounts and the
      company                                      (780,439)   (746,652)  14,933,447   (165,658)   (86,216)   (94,949)
   Withdrawals                                     (754,915)   (475,226)  (2,635,482)   (20,257)   (62,522)   (94,431)
   Annual contract fee                              (12,665)    (14,660)     (44,929)    (1,610)      (529)      (626)
                                                -----------  ----------  -----------  ---------  ---------  ---------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,493,708)   (772,335)  12,332,900   (172,013)  (149,009)  (184,547)
                                                -----------  ----------  -----------  ---------  ---------  ---------
Total increase (decrease) in contract owners'
   equity                                        (1,246,761)   (643,178)  11,829,135   (106,754)  (154,061)  (173,519)
Contract owners' equity at beginning of period    4,791,554   5,434,732      524,053    630,807    473,133    646,652
                                                -----------  ----------  -----------  ---------  ---------  ---------
Contract owners' equity at end of period        $ 3,544,793  $4,791,554  $12,353,188  $ 524,053  $ 319,072  $ 473,133
                                                ===========  ==========  ===========  =========  =========  =========

                                                    2007        2006         2007        2006       2007       2006
                                                -----------  ----------  -----------  ---------  ---------  ---------
Units, beginning of period                        322,832     376,103       24,965      34,004     33,937     47,438
Units issued                                       23,769      91,843      749,377       4,812        342      4,411
Units redeemed                                    121,691     145,114      196,245      13,851     10,534     17,912
                                                  -------     -------      -------      ------     ------     ------
Units, end of period                              224,910     322,832      578,097      24,965     23,745     33,937
                                                  =======     =======      =======      ======     ======     ======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Quantitative Mid Cap    Quantitative Value    Real Estate Securities
                                                       Series II               Series II               Series I
                                                -----------------------  --------------------  ------------------------
                                                    2007        2006        2007       2006        2007         2006
                                                -----------  ----------  ----------  --------  -----------  -----------
Income:
   Dividend distributions received              $    10,139  $       --  $   44,014  $  2,387  $   234,613  $   182,107
Expenses:
   Mortality and expense risk and
      administrative charges                         50,340      20,180      46,903     3,550      144,501      155,682
                                                -----------  ----------  ----------  --------  -----------  -----------
Net investment income (loss)                        (40,201)    (20,180)     (2,889)   (1,163)      90,112       26,425
                                                -----------  ----------  ----------  --------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received              450,713     408,660     158,148    22,879    4,408,757    1,737,633
   Net realized gain (loss)                        (147,655)    (45,860)    (19,000)   (6,957)    (320,055)     598,372
                                                -----------  ----------  ----------  --------  -----------  -----------
Realized gains (losses)                             303,058     362,800     139,148    15,922    4,088,702    2,336,005
                                                -----------  ----------  ----------  --------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      (561,763)   (328,794)   (623,601)    7,749   (5,636,618)     697,774
                                                -----------  ----------  ----------  --------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          (298,906)     13,826    (487,342)   22,508   (1,457,804)   3,060,204
                                                -----------  ----------  ----------  --------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 26,672      13,924      25,867        --       55,896       74,405
   Transfers between sub-accounts and the
      company                                     3,408,010    (142,560)  4,741,844    48,874   (1,462,785)      98,281
   Withdrawals                                   (1,034,856)   (121,458)   (417,520)   (3,594)  (1,984,073)    (991,873)
   Annual contract fee                              (13,611)     (3,430)    (11,876)     (392)      (5,374)      (5,930)
                                                -----------  ----------  ----------  --------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             2,386,215    (253,524)  4,338,315    44,888   (3,396,336)    (825,117)
                                                -----------  ----------  ----------  --------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                         2,087,309    (239,698)  3,850,973    67,396   (4,854,140)   2,235,087
Contract owners' equity at beginning of period    1,111,143   1,350,841     191,308   123,912   11,138,143    8,903,056
                                                -----------  ----------  ----------  --------  -----------  -----------
Contract owners' equity at end of period        $ 3,198,452  $1,111,143  $4,042,281  $191,308  $ 6,284,003  $11,138,143
                                                ===========  ==========  ==========  ========  ===========  ===========

                                                    2007        2006        2007       2006        2007         2006
                                                -----------  ----------  ----------  --------  -----------  -----------
Units, beginning of period                         62,862      77,950       10,319     7,976     296,380      322,066
Units issued                                      232,495      19,404      260,279    46,273      19,036       50,758
Units redeemed                                    107,833      34,492       36,641    43,930     113,501       76,444
                                                  -------      ------      -------    ------     -------      -------
Units, end of period                              187,524      62,862      233,957    10,319     201,915      296,380
                                                  =======      ======      =======    ======     =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Real Estate Securities       Real Return Bond        Science & Technology
                                                        Series II                  Series II                 Series I
                                                -------------------------  ------------------------  ------------------------
                                                    2007          2006         2007         2006         2007         2006
                                                ------------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $    369,388  $   216,422  $   677,238  $   333,814  $        --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                         288,796      221,081      167,404      215,117      205,790      218,124
                                                ------------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)                          80,592       (4,659)     509,834      118,697     (205,790)    (218,124)
                                                ------------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             8,278,870    2,252,014           --      272,457           --           --
   Net realized gain (loss)                         (901,177)     576,687     (141,303)    (148,287)      (1,899)  (1,975,309)
                                                ------------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                            7,377,693    2,828,701     (141,303)     124,170       (1,899)  (1,975,309)
                                                ------------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (11,025,881)   1,321,809      553,626     (434,936)   2,415,905    2,688,193
                                                ------------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         (3,567,596)   4,145,851      922,157     (192,069)   2,208,216      494,760
                                                ------------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                               1,714,626    1,353,844      139,575      254,074      131,971      191,328
   Transfers between sub-accounts and the
      company                                      4,241,818     (764,388)     285,119   (3,425,010)    (651,715)  (1,154,221)
   Withdrawals                                    (2,297,176)    (947,170)  (1,649,743)  (2,195,885)  (2,964,001)  (2,126,599)
   Annual contract fee                               (40,311)     (26,144)     (21,457)     (30,738)     (11,376)     (13,642)
                                                ------------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions              3,618,957     (383,858)  (1,246,506)  (5,397,559)  (3,495,121)  (3,103,134)
                                                ------------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                             51,361    3,761,993     (324,349)  (5,589,628)  (1,286,905)  (2,608,374)
Contract owners' equity at beginning of period    15,580,397   11,818,404   10,855,118   16,444,746   13,945,003   16,553,377
                                                ------------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period        $ 15,631,758  $15,580,397  $10,530,769  $10,855,118  $12,658,098  $13,945,003
                                                ============  ===========  ===========  ===========  ===========  ===========

                                                    2007          2006         2007         2006         2007         2006
                                                ------------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                         503,126      509,448      796,645     1,190,386    1,476,977    1,845,324
Units issued                                       327,492      147,551      124,276       120,377      106,995       67,701
Units redeemed                                     210,867      153,873      214,368       514,118      412,769      436,048
                                                   -------      -------      -------     ---------    ---------    ---------
Units, end of period                               619,751      503,126      706,553       796,645    1,171,203    1,476,977
                                                   =======      =======      =======     =========    =========    =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Science & Technology
                                                       Series II          Scudder Blue Chip -- B    Scudder Bond -- B
                                                -----------------------  ------------------------  -------------------
                                                    2007        2006         2007         2006        2007      2006
                                                -----------  ----------  -----------  -----------  ---------  --------
Income:
   Dividend distributions received              $        --  $       --  $    31,218  $    22,089  $  17,284  $  5,265
Expenses:
   Mortality and expense risk and
      administrative charges                         92,541      93,497       24,586       74,110      2,539     5,830
                                                -----------  ----------  -----------  -----------  ---------  --------
Net investment income (loss)                        (92,541)    (93,497)       6,632      (52,021)    14,745      (565)
                                                -----------  ----------  -----------  -----------  ---------  --------
Realized gains (losses) on investments:
   Capital gain distributions received                   --          --      515,250      237,511         --       186
   Net realized gain (loss)                         550,805      82,741      608,298      336,294      8,058       656
                                                -----------  ----------  -----------  -----------  ---------  --------
Realized gains (losses)                             550,805      82,741    1,123,548      573,805      8,058       842
                                                -----------  ----------  -----------  -----------  ---------  --------
Unrealized appreciation (depreciation) during
   the period                                       412,995     164,808     (872,110)      52,016    (17,507)   15,552
                                                -----------  ----------  -----------  -----------  ---------  --------
Net increase (decrease) in contract owners'
   equity from operations                           871,259     154,052      258,070      573,800      5,296    15,829
                                                -----------  ----------  -----------  -----------  ---------  --------
Changes from principal transactions:
   Purchase payments                                435,486     291,047        4,038       26,339         --        --
   Transfers between sub-accounts and the
      company                                       802,245    (516,316)  (4,628,803)     569,748   (504,153)  394,549
   Withdrawals                                   (1,104,611)   (580,398)    (160,369)  (1,063,193)    (7,839)  (55,791)
   Annual contract fee                              (19,001)    (21,153)      (5,624)     (18,592)      (328)   (1,566)
                                                -----------  ----------  -----------  -----------  ---------  --------
Net increase (decrease) in contract owners'
   equity from principal transactions               114,119    (826,820)  (4,790,758)    (485,698)  (512,320)  337,192
                                                -----------  ----------  -----------  -----------  ---------  --------
Total increase (decrease) in contract owners'
   equity                                           985,378    (672,768)  (4,532,688)      88,102   (507,024)  353,021
Contract owners' equity at beginning of period    5,689,348   6,362,116    4,532,688    4,444,586    507,024   154,003
                                                -----------  ----------  -----------  -----------  ---------  --------
Contract owners' equity at end of period        $ 6,674,726  $5,689,348  $        --  $ 4,532,688  $      --  $507,024
                                                ===========  ==========  ===========  ===========  =========  ========

                                                    2007        2006         2007         2006        2007      2006
                                                -----------  ----------  -----------  -----------  ---------  --------
Units, beginning of period                        413,029      483,172     193,560      215,319      39,469    12,295
Units issued                                      172,619       72,472       6,917       36,555         312    34,889
Units redeemed                                    177,408      142,615     200,477       58,314      39,781     7,715
                                                  -------      -------     -------      -------      ------    ------
Units, end of period                              408,240      413,029          --      193,560          --    39,469
                                                  =======      =======     =======      =======      ======    ======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Scudder Capital        Scudder Conservative      Scudder Contrarian
                                                      Growth -- B            Allocation -- B             Value -- B
                                                -----------------------  -----------------------  -----------------------
                                                    2007        2006         2007        2006         2007        2006
                                                -----------  ----------  -----------  ----------  -----------  ----------
Income:
   Dividend distributions received              $    18,774  $   10,213  $   174,136  $   90,913  $    64,322  $   56,589
Expenses:
   Mortality and expense risk and
      administrative charges                         41,769      87,477      133,906     128,198       24,637      73,434
                                                -----------  ----------  -----------  ----------  -----------  ----------
Net investment income (loss)                        (22,995)    (77,264)      40,230     (37,285)      39,685     (16,845)
                                                -----------  ----------  -----------  ----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --          --      235,149      40,399      170,895          --
   Net realized gain (loss)                       1,271,672     142,078      721,346     114,021      860,597     123,909
                                                -----------  ----------  -----------  ----------  -----------  ----------
Realized gains (losses)                           1,271,672     142,078      956,495     154,420    1,031,492     123,909
                                                -----------  ----------  -----------  ----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                      (836,290)    264,363     (699,597)    424,950     (821,774)    481,425
                                                -----------  ----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                           412,387     329,177      297,128     542,085      249,403     588,489
                                                -----------  ----------  -----------  ----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                 45,624      52,186      101,493     702,619       10,422      80,188
   Transfers between sub-accounts and the
      company                                    (7,870,099)  2,549,524   (8,438,445)  1,445,610   (4,859,226)   (248,830)
   Withdrawals                                     (492,795)   (554,414)    (961,293)    (97,419)    (135,531)   (296,829)
   Annual contract fee                               (8,572)    (22,192)     (25,411)    (24,705)      (8,312)    (19,793)
                                                -----------  ----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (8,325,842)  2,025,104   (9,323,656)  2,026,105   (4,992,647)   (485,264)
                                                -----------  ----------  -----------  ----------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (7,913,455)  2,354,281   (9,026,528)  2,568,190   (4,743,244)    103,225
Contract owners' equity at beginning of period    7,913,455   5,559,174    9,026,528   6,458,338    4,743,244   4,640,019
                                                -----------  ----------  -----------  ----------  -----------  ----------
Contract owners' equity at end of period        $        --  $7,913,455  $        --  $9,026,528  $        --  $4,743,244
                                                ===========  ==========  ===========  ==========  ===========  ==========

                                                    2007        2006         2007        2006         2007        2006
                                                -----------  ----------  -----------  ----------  -----------  ----------
Units, beginning of period                        386,234      288,899     620,609      475,192     212,865      235,810
Units issued                                        5,481      142,018       9,414      214,482       3,432        8,393
Units redeemed                                    391,715       44,683     630,023       69,065     216,297       31,338
                                                  -------      -------     -------      -------     -------      -------
Units, end of period                                   --      386,234          --      620,609          --      212,865
                                                  =======      =======     =======      =======     =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Scudder Davis Venture      Scudder Dreman High       Scudder Dreman Small
                                                       Value -- B             Return Equity -- B          Cap Value -- B
                                                ------------------------  -------------------------  -----------------------
                                                    2007         2006         2007          2006         2007        2006
                                                -----------  -----------  ------------  -----------  -----------  ----------
Income:
   Dividend distributions received              $    23,261  $    21,553  $    136,879  $   117,424  $    34,517  $   24,602
Expenses:
   Mortality and expense risk and
      administrative charges                         40,759      123,512        71,887      158,183       32,343      97,382
                                                -----------  -----------  ------------  -----------  -----------  ----------
Net investment income (loss)                        (17,498)    (101,959)       64,992      (40,759)       2,174     (72,780)
                                                -----------  -----------  ------------  -----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received               90,030           --       108,500      510,858      828,224     498,755
   Net realized gain (loss)                       1,977,515      426,565     2,115,466      491,356      867,737     440,119
                                                -----------  -----------  ------------  -----------  -----------  ----------
Realized gains (losses)                           2,067,545      426,565     2,223,966    1,002,214    1,695,961     938,874
                                                -----------  -----------  ------------  -----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                    (1,709,249)     561,526    (1,882,030)     664,395   (1,293,895)    426,308
                                                -----------  -----------  ------------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                           340,798      886,132       406,928    1,625,850      404,240   1,292,402
                                                -----------  -----------  ------------  -----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                 29,172       85,667        16,764      124,443       17,264     115,043
   Transfers between sub-accounts and the
      company                                    (7,427,541)    (634,858)  (13,335,537)   4,580,743   (6,195,920)   (635,255)
   Withdrawals                                     (394,859)    (600,034)     (672,858)    (932,903)    (426,326)   (449,844)
   Annual contract fee                              (10,192)     (27,999)      (14,209)     (37,360)      (8,553)    (24,826)
                                                -----------  -----------  ------------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (7,803,420)  (1,177,224)  (14,005,840)   3,734,923   (6,613,535)   (994,882)
                                                -----------  -----------  ------------  -----------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (7,462,622)    (291,092)  (13,598,912)   5,360,773   (6,209,295)    297,520
Contract owners' equity at beginning of period    7,462,622    7,753,714    13,598,912    8,238,139    6,209,295   5,911,775
                                                -----------  -----------  ------------  -----------  -----------  ----------
Contract owners' equity at end of period        $        --  $ 7,462,622  $         --  $13,598,912  $        --  $6,209,295
                                                ===========  ===========  ============  ===========  ===========  ==========

                                                    2007         2006         2007          2006         2007        2006
                                                -----------  -----------  ------------  -----------  -----------  ----------
Units, beginning of period                        313,853      366,935       524,163      369,429      199,185      232,716
Units issued                                       24,056       17,514         9,143      223,064        1,853       15,032
Units redeemed                                    337,909       70,596       533,306       68,330      201,038       48,563
                                                  -------      -------       -------      -------      -------      -------
Units, end of period                                   --      313,853            --      524,163           --      199,185
                                                  =======      =======       =======      =======      =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Scudder Equity Index         Scudder Fixed            Scudder Global
                                                        500 -- B                Income -- B             Blue Chip -- B
                                                ------------------------  -----------------------  -----------------------
                                                    2007         2006         2007        2006         2007        2006
                                                -----------  -----------  -----------  ----------  -----------  ----------
Income:
   Dividend distributions received              $    92,354  $    75,375  $   269,356  $  236,980  $     4,640  $    4,643
Expenses:
   Mortality and expense risk and
      administrative charges                        123,548      135,066      102,383     121,223       10,178      33,523
                                                -----------  -----------  -----------  ----------  -----------  ----------
Net investment income (loss)                        (31,194)     (59,691)     166,973     115,757       (5,538)    (28,880)
                                                -----------  -----------  -----------  ----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --           --           --       1,187      265,282     175,331
   Net realized gain (loss)                         345,981      132,222      (29,503)    (54,127)     416,099     452,574
                                                -----------  -----------  -----------  ----------  -----------  ----------
Realized gains (losses)                             345,981      132,222      (29,503)    (52,940)     681,381     627,905
                                                -----------  -----------  -----------  ----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                       (30,621)     991,895       (3,596)    124,429     (510,601)    (50,115)
                                                -----------  -----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                           284,166    1,064,426      133,874     187,246      165,242     548,910
                                                -----------  -----------  -----------  ----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                 77,690       99,758       22,806      58,091          899       2,607
   Transfers between sub-accounts and the
      company                                       (57,654)  (1,589,566)    (662,493)    287,579   (1,964,354)   (562,874)
   Withdrawals                                   (1,469,178)    (579,327)  (1,318,189)   (560,109)    (107,506)   (348,913)
   Annual contract fee                              (35,343)     (38,324)     (23,576)    (26,124)      (1,890)     (8,072)
                                                -----------  -----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,484,485)  (2,107,459)  (1,981,452)   (240,563)  (2,072,851)   (917,252)
                                                -----------  -----------  -----------  ----------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (1,200,319)  (1,043,033)  (1,847,578)    (53,317)  (1,907,609)   (368,342)
Contract owners' equity at beginning of period    8,244,994    9,288,027    7,540,078   7,593,395    1,907,609   2,275,951
                                                -----------  -----------  -----------  ----------  -----------  ----------
Contract owners' equity at end of period        $ 7,044,675  $ 8,244,994  $ 5,692,500  $7,540,078  $        --  $1,907,609
                                                ===========  ===========  ===========  ==========  ===========  ==========

                                                    2007         2006         2007        2006         2007        2006
                                                -----------  -----------  -----------  ----------  -----------  ----------
Units, beginning of period                        372,391      475,622      550,105      566,554      63,735      97,173
Units issued                                       17,212       13,913       18,458      170,185       4,286      14,253
Units redeemed                                     81,776      117,144      162,261      186,634      68,021      47,691
                                                  -------      -------      -------      -------      ------      ------
Units, end of period                              307,827      372,391      406,302      550,105          --      63,735
                                                  =======      =======      =======      =======      ======      ======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Scudder Global          Scudder Government        Scudder Growth &
                                                     Discovery -- B           Securities -- B            Income -- B
                                                ------------------------  -----------------------  -----------------------
                                                    2007         2006         2007        2006         2007        2006
                                                -----------  -----------  -----------  ----------  -----------  ----------
Income:
   Dividend distributions received              $    30,889  $   24,506   $   139,475  $  121,763  $    34,156  $   25,016
Expenses:
   Mortality and expense risk and
      administrative charges                         16,962      43,806        17,389      55,629       22,633      65,295
                                                -----------  ----------   -----------  ----------  -----------  ----------
Net investment income (loss)                         13,927     (19,300)      122,086      66,134       11,523     (40,279)
                                                -----------  ----------   -----------  ----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received              213,294          --            --          --       53,555          --
   Net realized gain (loss)                         920,596     173,885      (118,657)    (22,525)     886,689      90,504
                                                -----------  ----------   -----------  ----------  -----------  ----------
Realized gains (losses)                           1,133,890     173,885      (118,657)    (22,525)     940,244      90,504
                                                -----------  ----------   -----------  ----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                      (833,870)    336,614        28,403      21,114     (816,130)    405,625
                                                -----------  ----------   -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                           313,947     491,199        31,832      64,723      135,637     455,850
                                                -----------  ----------   -----------  ----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                 23,239      26,573         2,150      11,801       24,901     145,104
   Transfers between sub-accounts and the
      company                                    (3,303,386)    139,574    (3,112,743)   (193,060)  (4,308,106)     (5,307)
   Withdrawals                                      (68,814)    (83,561)      (37,138)   (365,559)    (135,735)   (276,458)
   Annual contract fee                               (3,600)    (11,823)       (2,625)     (9,542)      (3,485)    (15,305)
                                                -----------  ----------   -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (3,352,561)     70,763    (3,150,356)   (556,360)  (4,422,425)   (151,966)
                                                -----------  ----------   -----------  ----------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (3,038,614)    561,962    (3,118,524)   (491,637)  (4,286,788)    303,884
Contract owners' equity at beginning of period    3,038,614   2,476,652     3,118,524   3,610,161    4,286,788   3,982,904
                                                -----------  ----------   -----------  ----------  -----------  ----------
Contract owners' equity at end of period        $        --  $3,038,614   $        --  $3,118,524  $        --  $4,286,788
                                                ===========  ==========   ===========  ==========  ===========  ==========

                                                    2007         2006         2007        2006         2007        2006
                                                -----------  -----------  -----------  ----------  -----------  ----------
Units, beginning of period                         85,703       83,797      236,424      279,464     200,836      208,061
Units issued                                        5,012       15,427        1,016       13,096       3,948       12,869
Units redeemed                                     90,715       13,521      237,440       56,136     204,784       20,094
                                                   ------       ------      -------      -------     -------      -------
Units, end of period                                   --       85,703           --      236,424          --      200,836
                                                   ======       ======      =======      =======     =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Scudder Growth            Scudder Health             Scudder High
                                                     Allocation -- B             Sciences -- B             Income -- B
                                                -------------------------  ------------------------  -----------------------
                                                     2007         2006         2007         2006         2007        2006
                                                ------------  -----------  -----------  -----------  -----------  ----------
Income:
   Dividend distributions received              $    712,986  $   265,460  $        --  $        --  $   255,054  $  281,923
Expenses:
   Mortality and expense risk and
      administrative charges                         542,366      550,379       14,668       45,734       19,180      58,136
                                                ------------  -----------  -----------  -----------  -----------  ----------
Net investment income (loss)                         170,620     (284,919)     (14,668)     (45,734)     235,874     223,787
                                                ------------  -----------  -----------  -----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received             1,819,601      271,048      160,848       11,129           --          --
   Net realized gain (loss)                        4,245,471      534,302      447,675      156,775        2,920     (18,960)
                                                ------------  -----------  -----------  -----------  -----------  ----------
Realized gains (losses)                            6,065,072      805,350      608,523      167,904        2,920     (18,960)
                                                ------------  -----------  -----------  -----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                     (4,506,032)   2,976,851     (374,922)        (249)    (124,676)     85,970
                                                ------------  -----------  -----------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                          1,729,660    3,497,282      218,933      121,921      114,118     290,797
                                                ------------  -----------  -----------  -----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                 825,041    2,206,256       18,367       47,860        4,372      30,508
   Transfers between sub-accounts and the
      company                                    (36,131,517)     226,572   (2,710,956)     429,450   (3,367,477)   (216,683)
   Withdrawals                                    (1,671,415)  (1,497,111)    (149,862)    (772,867)    (302,069)   (262,368)
   Annual contract fee                              (101,606)    (107,945)      (2,622)     (12,867)      (3,826)    (13,340)
                                                ------------  -----------  -----------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (37,079,497)     827,772   (2,845,073)    (308,424)  (3,669,000)   (461,883)
                                                ------------  -----------  -----------  -----------  -----------  ----------
Total increase (decrease) in contract owners
   equity                                        (35,349,837)   4,325,054   (2,626,140)    (186,503)  (3,554,882)   (171,086)
Contract owners' equity at beginning of period    35,349,837   31,024,783    2,626,140    2,812,643    3,554,882   3,725,968
                                                ------------  -----------  -----------  -----------  -----------  ----------
Contract owners' equity at end of period        $         --  $35,349,837  $        --  $ 2,626,140  $        --  $3,554,882
                                                ============  ===========  ===========  ===========  ===========  ==========

                                                    2007          2006         2007         2006         2007        2006
                                                ------------  -----------  -----------  -----------  -----------  ----------
Units, beginning of period                        2,231,087    2,170,319     129,423      144,276      180,158      204,644
Units issued                                         91,101      278,901       3,057       43,132       11,439       15,808
Units redeemed                                    2,322,188      218,133     132,480       57,985      191,597       40,294
                                                  ---------    ---------     -------      -------      -------      -------
Units, end of period                                     --    2,231,087          --      129,423           --      180,158
                                                  =========    =========     =======      =======      =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                         Scudder             Scudder International    Scudder Janus Growth &
                                                    International -- B        Select Equity -- B           Income -- B
                                                -------------------------  ------------------------  -----------------------
                                                    2007         2006          2007         2006         2007        2006
                                                -----------  ------------  -----------  -----------  -----------  ----------
Income:
   Dividend distributions received              $    94,169  $   61,803    $    81,487  $   59,624   $     4,128  $    5,547
Expenses:
   Mortality and expense risk and
      administrative charges                         26,379      64,718         20,496      61,073        11,560      37,275
                                                -----------  ----------    -----------  ----------   -----------  ----------
Net investment income (loss)                         67,790      (2,915)        60,991      (1,449)       (7,432)    (31,728)
                                                -----------  ----------    -----------  ----------   -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --          --        327,316          --            --          --
   Net realized gain (loss)                       1,604,298     368,915        951,707     229,257       589,193     162,510
                                                -----------  ----------    -----------  ----------   -----------  ----------
Realized gains (losses)                           1,604,298     368,915      1,279,023     229,257       589,193     162,510
                                                -----------  ----------    -----------  ----------   -----------  ----------
Unrealized appreciation (depreciation) during'
   the period                                    (1,275,605)    482,663     (1,019,175)    491,722      (493,729)     15,832
                                                -----------  ----------    -----------  ----------   -----------  ----------
Net increase (decrease) in contract owners
   equity from operations                           396,483     848,663        320,839     719,530        88,032     146,614
                                                -----------  ----------    -----------  ----------   -----------  ----------
Changes from principal transactions:
   Purchase payments                                  9,321      41,758         15,773      34,290         1,603      14,976
   Transfers between sub-accounts and the
      company                                    (5,053,918)  1,021,707     (3,731,366)   (111,344)   (2,109,648)   (188,823)
   Withdrawals                                     (222,092)   (765,554)      (333,753)   (292,621)     (154,780)   (289,493)
   Annual contract fee                               (7,455)    (15,398)        (5,473)    (16,345)       (2,466)     (8,658)
                                                -----------  ----------    -----------  ----------   -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (5,274,144)    282,513     (4,054,819)   (386,020)   (2,265,291)   (471,998)
                                                -----------  ----------    -----------  ----------   -----------  ----------
Total increase (decrease) in contract owners
   equity                                        (4,877,661)  1,131,176     (3,733,980)    333,510    (2,177,259)   (325,384)
Contract owners' equity at beginning of period    4,877,661   3,746,485      3,733,980   3,400,470     2,177,259   2,502,643
                                                -----------  ----------    -----------  ----------   -----------  ----------
Contract owners' equity at end of period        $        --  $4,877,661    $        --  $3,733,980   $        --  $2,177,259
                                                ===========  ==========    ===========  ==========   ===========  ==========

                                                    2007         2006          2007         2006         2007        2006
                                                -----------  ------------  -----------  -----------  -----------  ----------
Units, beginning of period                        181,134       171,839      135,351      151,649      102,729      125,587
Units issued                                        5,359        55,216        4,756       21,394       22,997        3,286
Units redeemed                                    186,493        45,921      140,107       37,692      125,726       26,144
                                                  -------       -------      -------      -------      -------      -------
Units, end of period                                   --       181,134           --      135,351           --      102,729
                                                  =======       =======      =======      =======      =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       Scudder Mid              Scudder Moderate            Scudder Money
                                                     Cap Growth -- B            Allocation -- B              Market -- B
                                                -------------------------  -------------------------  ------------------------
                                                    2007         2006          2007          2006         2007         2006
                                                -----------  ------------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received              $        --  $       --    $    571,212  $   210,533  $    46,508  $   158,840
Expenses:
   Mortality and expense risk and
      administrative charges                          9,389      25,068         398,487      403,121       17,585       65,568
                                                -----------  ----------    ------------  -----------  -----------  -----------
Net investment income (loss)                         (9,389)    (25,068)        172,725     (192,588)      28,923       93,272
                                                -----------  ----------    ------------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --          --         945,152      168,426           --           --
   Net realized gain (loss)                         360,806     121,644       3,007,711      161,231        3,368         (152)
                                                -----------  ----------    ------------  -----------  -----------  -----------
Realized gains (losses)                             360,806     121,644       3,952,863      329,657        3,368         (152)
                                                -----------  ----------    ------------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      (197,205)      7,959      (3,083,555)   2,050,547           --           --
                                                -----------  ----------    ------------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           154,212     104,535       1,042,033    2,187,616       32,291       93,120
                                                -----------  ----------    ------------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 22,290       4,282          41,610    1,238,790       44,047       29,593
   Transfers between sub-accounts and the
      company                                    (1,773,774)    402,784     (25,098,488)     589,932   (2,619,234)   1,676,957
   Withdrawals                                      (60,181)   (207,864)     (2,191,999)    (355,155)    (626,086)  (2,348,049)
   Annual contract fee                               (2,090)     (7,146)        (72,062)     (72,052)      (3,931)     (16,692)
                                                -----------  ----------    ------------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,813,755)    192,056     (27,320,939)   1,401,515   (3,205,204)    (658,191)
                                                -----------  ----------    ------------  -----------  -----------  -----------
Total increase (decrease) in contract owners
   equity                                        (1,659,543)    296,591     (26,278,906)   3,589,131   (3,172,913)    (565,071)
Contract owners' equity at beginning of period    1,659,543   1,362,952      26,278,906   22,689,775    3,172,913    3,737,984
                                                -----------  ----------    ------------  -----------  -----------  -----------
Contract owners' equity at end of period        $        --  $1,659,543    $         --  $26,278,906  $        --  $ 3,172,913
                                                ===========  ==========    ============  ===========  ===========  ===========

                                                    2007         2006          2007          2006         2007         2006
                                                -----------  ------------  ------------  -----------  -----------  -----------
Units, beginning of period                         68,644       61,281       1,729,500    1,630,015      252,661     304,944
Units issued                                          898       29,642          72,851      163,306      133,204     364,392
Units redeemed                                     69,542       22,279       1,802,351       63,821      385,865     416,675
                                                   ------       ------       ---------    ---------      -------     -------
Units, end of period                                   --       68,644              --    1,729,500           --     252,661
                                                   ======       ======       =========    =========      =======     =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Scudder Real            Scudder Small          Scudder Strategic
                                                      Estate -- B            Cap Growth -- B            Income -- B
                                                -----------------------  -----------------------  -----------------------
                                                    2007        2006         2007        2006         2007        2006
                                                -----------  ----------  -----------  ----------  -----------  ----------
Income:
   Dividend distributions received              $    40,953  $       --  $        --  $       --  $   147,462  $  108,500
Expenses:
   Mortality and expense risk and
      administrative charges                         28,262      75,436       17,261      56,727       14,182      39,693
                                                -----------  ----------  -----------  ----------  -----------  ----------
Net investment income (loss)                         12,691     (75,436)     (17,261)    (56,727)     133,280      68,807
                                                -----------  ----------  -----------  ----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received              706,107      80,192           --          --           --      22,439
   Net realized gain (loss)                       1,239,127     409,802      743,609     147,438         (793)    (12,071)
                                                -----------  ----------  -----------  ----------  -----------  ----------
Realized gains (losses)                           1,945,234     489,994      743,609     147,438         (793)     10,368
                                                -----------  ----------  -----------  ----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                    (1,820,687)  1,017,684     (509,155)     21,521      (82,949)     86,666
                                                -----------  ----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                           137,238   1,432,242      217,193     112,232       49,538     165,841
                                                -----------  ----------  -----------  ----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                  6,229      88,965        5,277      52,607          624      14,378
   Transfers between sub-accounts and the
      company                                    (4,927,809)   (408,163)  (3,219,288)   (197,460)  (2,377,087)    144,947
   Withdrawals                                     (336,027)   (349,296)    (205,038)   (364,683)    (169,201)   (171,746)
   Annual contract fee                               (7,058)    (19,123)      (2,958)    (12,688)      (2,163)     (8,994)
                                                -----------  ----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (5,264,665)   (687,617)  (3,422,007)   (522,224)  (2,547,827)    (21,415)
                                                -----------  ----------  -----------  ----------  -----------  ----------
Total increase (decrease) in contract owners
   equity                                        (5,127,427)    744,625   (3,204,814)   (409,992)  (2,498,289)    144,426
Contract owners' equity at beginning of period    5,127,427   4,382,802    3,204,814   3,614,806    2,498,289   2,353,863
                                                -----------  ----------  -----------  ----------  -----------  ----------
Contract owners' equity at end of period        $        --  $5,127,427  $        --  $3,204,814  $        --  $2,498,289
                                                ===========  ==========  ===========  ==========  ===========  ==========

                                                    2007        2006         2007        2006         2007        2006
                                                -----------  ----------  -----------  ----------  -----------  ----------
Units, beginning of period                        176,423      203,632     146,523      170,459     171,984      173,409
Units issued                                        7,641       13,926       1,848        9,330      39,600       37,989
Units redeemed                                    184,064       41,135     148,371       33,266     211,584       39,414
                                                  -------      -------     -------      -------     -------      -------
Units, end of period                                   --      176,423          --      146,523          --      171,984
                                                  =======      =======     =======      =======     =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Scudder Technology         Scudder Total            Scudder Turner
                                                      Growth -- B              Return -- B          Mid Cap Growth -- B
                                                -----------------------  -----------------------  -----------------------
                                                    2007        2006         2007        2006         2007        2006
                                                -----------  ----------  -----------  ----------  -----------  ----------
Income:
   Dividend distributions received              $        --  $       --  $    72,302  $   60,279  $        --  $       --
Expenses:
   Mortality and expense risk and
      administrative charges                          8,622      27,353       13,736      43,445       14,386      42,626
                                                -----------  ----------  -----------  ----------  -----------  ----------
Net investment income (loss)                         (8,622)    (27,353)      58,566      16,834      (14,386)    (42,626)
                                                -----------  ----------  -----------  ----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --          --           --          --      220,496     218,164
   Net realized gain (loss)                         152,003      34,804      351,196      61,852      256,191      (7,691)
                                                -----------  ----------  -----------  ----------  -----------  ----------
Realized gains (losses)                             152,003      34,804      351,196      61,852      476,687     210,473
                                                -----------  ----------  -----------  ----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                       (91,858)    (53,895)    (309,902)    128,842     (233,179)   (101,024)
                                                -----------  ----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                            51,523     (46,444)      99,860     207,528      229,122      66,823
                                                -----------  ----------  -----------  ----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                 10,278      30,518        1,650      19,425       25,407      54,025
   Transfers between sub-accounts and the
      company                                    (1,556,323)    109,466   (2,598,182)   (109,129)  (2,671,147)   (173,939)
   Withdrawals                                      (77,502)   (237,620)     (93,482)   (319,480)     (95,919)   (146,009)
   Annual contract fee                               (1,629)     (6,673)      (2,459)    (11,123)      (2,135)    (11,430)
                                                -----------  ----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,625,176)   (104,309)  (2,692,473)   (420,307)  (2,743,794)   (277,353)
                                                -----------  ----------  -----------  ----------  -----------  ----------
Total increase (decrease) in contract owners
   equity                                        (1,573,653)   (150,753)  (2,592,613)   (212,779)  (2,514,672)   (210,530)
Contract owners' equity at beginning of period    1,573,653   1,724,406    2,592,613   2,805,392    2,514,672   2,725,202
                                                -----------  ----------  -----------  ----------  -----------  ----------
Contract owners' equity at end of period        $        --  $1,573,653  $        --  $2,592,613  $        --  $2,514,672
                                                ===========  ==========  ===========  ==========  ===========  ==========

                                                    2007        2006         2007        2006         2007        2006
                                                -----------  ----------  -----------  ----------  -----------  ----------
Units, beginning of period                         69,450      75,224      146,794      171,823      99,209      112,363
Units issued                                        1,995      22,944        2,484        5,124       1,231       29,146
Units redeemed                                     71,445      28,718      149,278       30,153     100,440       42,300
                                                   ------      ------      -------      -------     -------      -------
Units, end of period                                   --      69,450           --      146,794          --       99,209
                                                   ======      ======      =======      =======     =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Small Cap Index         Small Cap Index      Small Cap Opportunities
                                                       Series I                Series II                 Series I
                                                ----------------------  -----------------------  -----------------------
                                                   2007        2006         2007        2006         2007        2006
                                                ----------  ----------  -----------  ----------  -----------  ----------
Income:
   Dividend distributions received              $   24,997  $    8,192  $   127,322  $   20,775  $    65,867  $   30,684
Expenses:
   Mortality and expense risk and
      administrative charges                        24,803      25,058      172,835      99,491       55,085      67,080
                                                ----------  ----------  -----------  ----------  -----------  ----------
Net investment income (loss)                           194     (16,866)     (45,513)    (78,716)      10,782     (36,396)
                                                ----------  ----------  -----------  ----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received             193,204      44,263    1,207,968     169,982      204,414     114,772
   Net realized gain (loss)                         89,586      83,452      305,487     288,767      204,161     226,036
                                                ----------  ----------  -----------  ----------  -----------  ----------
Realized gains (losses)                            282,790     127,715    1,513,455     458,749      408,575     340,808
                                                ----------  ----------  -----------  ----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                     (329,712)    111,509   (2,338,310)    516,792     (710,446)     80,123
                                                ----------  ----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                          (46,728)    222,358     (870,368)    896,825     (291,089)    384,535
                                                ----------  ----------  -----------  ----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                13,969       2,255      173,597     220,791        9,093       4,724
   Transfers between sub-accounts and the
      company                                      113,608       7,619    8,139,950    (231,924)    (231,697)   (252,454)
   Withdrawals                                    (320,796)   (230,686)  (1,979,944)   (409,587)    (589,970)   (744,885)
   Annual contract fee                                (959)     (1,308)     (41,661)    (19,252)      (1,379)     (1,831)
                                                ----------  ----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (194,178)   (222,120)   6,291,942    (439,972)    (813,953)   (994,446)
                                                ----------  ----------  -----------  ----------  -----------  ----------
Total increase (decrease) in contract owners
   equity                                         (240,906)        238    5,421,574     456,853   (1,105,042)   (609,911)
Contract owners' equity at beginning of period   1,515,233   1,514,995    6,336,060   5,879,207    3,977,136   4,587,047
                                                ----------  ----------  -----------  ----------  -----------  ----------
Contract owners' equity at end of period        $1,274,327  $1,515,233  $11,757,634  $6,336,060  $ 2,872,094  $3,977,136
                                                ==========  ==========  ===========  ==========  ===========  ==========

                                                   2007        2006         2007        2006         2007        2006
                                                ----------  ----------  -----------  ----------  -----------  ----------
Units, beginning of period                        85,006      98,350      341,731      366,127     161,169      202,190
Units issued                                      13,664      12,875      508,430       59,978       7,867        8,467
Units redeemed                                    24,456      26,219      190,377       84,374      40,965       49,488
                                                  ------      ------      -------      -------     -------      -------
Units, end of period                              74,214      85,006      659,784      341,731     128,071      161,169
                                                  ======      ======      =======      =======     =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                Small Cap Opportunities     Small Company Value       Small Company Value
                                                       Series II                 Series I                  Series II
                                                -----------------------  ------------------------  ------------------------
                                                    2007        2006         2007         2006         2007         2006
                                                -----------  ----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $   126,722  $   46,132  $    15,537  $     8,849  $        --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                        128,465     136,613      163,546      198,107      343,875      361,099
                                                -----------  ----------  -----------  -----------  -----------  -----------
Net investment income (loss)                         (1,743)    (90,481)    (148,009)    (189,258)    (343,875)    (361,099)
                                                -----------  ----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received              495,448     225,916    1,575,228    2,040,300    3,284,450    3,375,562
   Net realized gain (loss)                         361,458     319,175      873,142    1,532,470      857,423    1,537,203
                                                -----------  ----------  -----------  -----------  -----------  -----------
Realized gains (losses)                             856,906     545,091    2,448,370    3,572,770    4,141,873    4,912,765
                                                -----------  ----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (1,567,959)    235,631   (2,500,809)  (1,766,981)  (4,304,372)  (1,827,566)
                                                -----------  ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          (712,796)    690,241     (200,448)   1,616,531     (506,374)   2,724,100
                                                -----------  ----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                419,409     780,978       42,454       75,193      845,442    1,476,550
   Transfers between sub-accounts and the
      company                                      (356,771)   (551,108)    (570,411)  (1,277,036)  (1,510,955)    (703,512)
   Withdrawals                                     (913,674)   (447,529)  (1,834,348)  (1,980,912)  (2,583,370)  (1,972,646)
   Annual contract fee                              (26,186)    (29,352)      (6,400)      (7,530)     (51,490)     (56,562)
                                                -----------  ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions              (877,222)   (247,011)  (2,368,705)  (3,190,285)  (3,300,373)  (1,256,170)
                                                -----------  ----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners
   equity                                        (1,590,018)    443,230   (2,569,153)  (1,573,754)  (3,806,747)   1,467,930
Contract owners' equity at beginning of period    8,806,545   8,363,315   11,305,636   12,879,390   22,490,017   21,022,087
                                                -----------  ----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period        $ 7,216,527  $8,806,545  $ 8,736,483  $11,305,636  $18,683,270  $22,490,017
                                                ===========  ==========  ===========  ===========  ===========  ===========

                                                    2007        2006         2007         2006         2007         2006
                                                -----------  ----------  -----------  -----------  -----------  -----------
Units, beginning of period                        359,558      369,372     468,226      606,840     1,133,762    1,195,900
Units issued                                       45,442       59,022      10,571       31,021        81,148      246,472
Units redeemed                                     76,927       68,836     107,189      169,635       236,858      308,610
                                                  -------      -------     -------      -------     ---------    ---------
Units, end of period                              328,073      359,558     371,608      468,226       978,052    1,133,762
                                                  =======      =======     =======      =======     =========    =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Special Value          Strategic Bond            Strategic Bond
                                                      Series II               Series I                  Series II
                                                --------------------  ------------------------  ------------------------
                                                   2007       2006        2007         2006         2007         2006
                                                ---------  ---------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $   9,588  $      --  $ 1,275,534  $ 1,114,130  $ 1,235,912  $   935,284
Expenses:
   Mortality and expense risk and
      administrative charges                        8,266     12,873      212,882      244,214      225,696      224,828
                                                ---------  ---------  -----------  -----------  -----------  -----------
Net investment income (loss)                        1,322    (12,873)   1,062,652      869,916    1,010,216      710,456
                                                ---------  ---------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            198,382     88,478           --           --           --           --
   Net realized gain (loss)                      (146,823)    27,564      252,748      251,132       23,370       23,562
                                                ---------  ---------  -----------  -----------  -----------  -----------
Realized gains (losses)                            51,559    116,042      252,748      251,132       23,370       23,562
                                                ---------  ---------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (58,830)   (44,329)  (1,545,052)    (287,610)  (1,297,521)     (45,143)
                                                ---------  ---------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          (5,949)    58,840     (229,652)     833,438     (263,935)     688,875
                                                ---------  ---------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                               13,464     46,611       20,704       43,668      375,473    1,145,204
   Transfers between sub-accounts and the
      company                                    (576,165)   (59,057)      88,884    1,061,745      432,159       58,217
   Withdrawals                                   (164,429)  (121,444)  (2,843,354)  (2,914,550)  (1,427,448)  (1,158,639)
   Annual contract fee                             (1,484)    (1,404)      (7,722)      (8,807)     (33,102)     (34,950)
                                                ---------  ---------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (728,614)  (135,294)  (2,741,488)  (1,817,944)    (652,918)       9,832
                                                ---------  ---------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners
   equity                                        (734,563)   (76,454)  (2,971,140)    (984,506)    (916,853)     698,707
Contract owners' equity at beginning of period    734,563    811,017   15,541,347   16,525,853   14,373,396   13,674,689
                                                ---------  ---------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period        $      --  $ 734,563  $12,570,207  $15,541,347  $13,456,543  $14,373,396
                                                =========  =========  ===========  ===========  ===========  ===========

                                                   2007       2006        2007         2006         2007         2006
                                                ---------  ---------  -----------  -----------  -----------  -----------
Units, beginning of period                        35,319     42,436     757,790      846,678      891,732      891,334
Units issued                                       7,198     13,689      58,878       87,970      161,589      158,964
Units redeemed                                    42,517     20,806     188,503      176,858      201,002      158,566
                                                  ------     ------     -------      -------      -------      -------
Units, end of period                                  --     35,319     628,165      757,790      852,319      891,732
                                                  ======     ======     =======      =======      =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                        Strategic                 Strategic            T Rowe Price Mid
                                                  Opportunities Series I   Opportunities Series II      Value Series II
                                                -------------------------  -----------------------  ----------------------
                                                    2007          2006         2007        2006        2007        2006
                                                ------------  -----------  -----------  ----------  ----------  ----------
Income:
   Dividend distributions received              $    192,639  $     3,307  $     8,380  $       --  $   20,631  $      384
Expenses:
   Mortality and expense risk and
      administrative charges                         119,665      400,314        7,862      24,460      20,174      11,431
                                                ------------  -----------  -----------  ----------  ----------  ----------
Net investment income (loss)                          72,974     (397,007)         518     (24,460)        457     (11,047)
                                                ------------  -----------  -----------  ----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --           --           --          --     246,100      45,278
   Net realized gain (loss)                         (228,018)  (2,708,729)     475,580     121,697      (6,865)      5,623
                                                ------------  -----------  -----------  ----------  ----------  ----------
Realized gains (losses)                             (228,018)  (2,708,729)     475,580     121,697     239,235      50,901
                                                ------------  -----------  -----------  ----------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                      1,705,260    5,859,222     (381,765)     57,082    (267,342)     86,774
                                                ------------  -----------  -----------  ----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                          1,550,216    2,753,486       94,333     154,319     (27,650)    126,628
                                                ------------  -----------  -----------  ----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                                  37,761      135,994        4,613     121,839      17,413     270,357
   Transfers between sub-accounts and the
      company                                    (26,094,368)  (1,965,543)  (1,635,979)    (52,062)     79,496     605,884
   Withdrawals                                    (1,363,934)  (4,133,018)     (49,908)   (288,754)   (159,020)    (42,433)
   Annual contract fee                                (6,225)     (18,809)      (2,046)     (5,052)     (2,079)       (962)
                                                ------------  -----------  -----------  ----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (27,426,766)  (5,981,376)  (1,683,320)   (224,029)    (64,190)    832,846
                                                ------------  -----------  -----------  ----------  ----------  ----------
Total increase (decrease) in contract owners
   equity                                        (25,876,550)  (3,227,890)  (1,588,987)    (69,710)    (91,840)    959,474
Contract owners' equity at beginning of period    25,876,550   29,104,440    1,588,987   1,658,697   1,147,048     187,574
                                                ------------  -----------  -----------  ----------  ----------  ----------
Contract owners' equity at end of period        $        --   $25,876,550  $        --  $1,588,987  $1,055,208  $1,147,048
                                                ============  ===========  ===========  ==========  ==========  ==========

                                                    2007          2006         2007         2006       2007        2006
                                                ------------  -----------  -----------  ----------  ----------  ----------
Units, beginning of period                       1,035,971     1,295,163     119,093      137,238     69,509      13,438
Units issued                                           889         8,222         914       12,788     63,414      61,346
Units redeemed                                   1,036,860       267,414     120,007       30,933     68,189       5,275
                                                 ---------     ---------     -------      -------     ------      ------
Units, end of period                                    --     1,035,971          --      119,093     64,734      69,509
                                                 =========     =========     =======      =======     ======      ======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          Total Stock
                                                  Total Return Series I    Total Return Series II    Market Index Series I
                                                ------------------------  ------------------------  ----------------------
                                                    2007         2006         2007         2006        2007        2006
                                                -----------  -----------  -----------  -----------  ----------  ----------
Income:
   Dividend distributions received              $ 1,952,755  $ 1,094,016  $ 2,187,664  $ 1,088,609  $   35,739  $   18,202
Expenses:
   Mortality and expense risk and
      administrative charges                        424,361      511,625      486,382      534,055      27,312      29,076
                                                -----------  -----------  -----------  -----------  ----------  ----------
Net investment income (loss)                      1,528,394      582,391    1,701,282      554,554       8,427     (10,874)
                                                -----------  -----------  -----------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --           --           --           --      59,303       9,737
   Net realized gain (loss)                        (275,562)    (120,654)     (78,482)    (286,502)    129,549     168,936
                                                -----------  -----------  -----------  -----------  ----------  ----------
Realized gains (losses)                            (275,562)    (120,654)     (78,482)    (286,502)    188,852     178,673
                                                -----------  -----------  -----------  -----------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                       405,346      108,801      303,564      306,606    (132,063)     58,243
                                                -----------  -----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                         1,658,178      570,538    1,926,364      574,658      65,216     226,042
                                                -----------  -----------  -----------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                                 69,486      194,635      747,433    1,300,202      19,756      53,703
   Transfers between sub-accounts and the
      company                                    (2,438,715)    (531,141)     102,619   (1,765,903)    (97,927)     59,165
   Withdrawals                                   (3,495,129)  (4,700,350)  (3,837,824)  (4,138,451)   (322,870)   (352,474)
   Annual contract fee                              (11,874)     (13,321)     (63,661)     (73,457)     (1,264)     (1,442)
                                                -----------  -----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (5,876,232)  (5,050,177)  (3,051,433)  (4,677,609)   (402,305)   (241,048)
                                                -----------  -----------  -----------  -----------  ----------  ----------
Total increase (decrease) in contract owners
   equity                                        (4,218,054)  (4,479,639)  (1,125,069)  (4,102,951)   (337,089)    (15,006)
Contract owners' equity at beginning of period   29,476,396   33,956,035   31,877,437   35,980,388   1,820,509   1,835,515
                                                -----------  -----------  -----------  -----------  ----------  ----------
Contract owners' equity at end of period        $25,258,342  $29,476,396  $30,752,368  $31,877,437  $1,483,420  $1,820,509
                                                ===========  ===========  ===========  ===========  ==========  ==========

                                                    2007         2006         2007         2006        2007        2006
                                                -----------  -----------  -----------  -----------  ----------  ----------
Units, beginning of period                       1,760,340     2,066,192    2,196,259    2,522,956    142,866     163,372
Units issued                                       164,008       123,014      254,486      291,177      6,507      24,439
Units redeemed                                     513,689       428,866      460,032      617,874     36,932      44,945
                                                 ---------     ---------    ---------    ---------    -------     -------
Units, end of period                             1,410,659     1,760,340    1,990,713    2,196,259    112,441     142,866
                                                 =========     =========    =========    =========    =======     =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Total Stock
                                                 Market Index Series II      U.S. Core Series I         U.S. Core Series II
                                                -----------------------  --------------------------  ------------------------
                                                    2007        2006         2007          2006          2007         2006
                                                -----------  ----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $   194,041  $   51,985  $  1,310,668  $    866,853  $   204,280  $   121,222
Expenses:
   Mortality and expense risk and
      administrative charges                        207,045     105,766       892,205     1,016,164      178,425      194,586
                                                -----------  ----------  ------------  ------------  -----------  -----------
Net investment income (loss)                        (13,004)    (53,781)      418,463      (149,311)      25,855      (73,364)
                                                -----------  ----------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received              475,362      33,190     5,124,021     8,332,122      966,053    1,389,409
   Net realized gain (loss)                         587,301     257,052    (4,173,311)   (5,852,206)      86,448      512,294
                                                -----------  ----------  ------------  ------------  -----------  -----------
Realized gains (losses)                           1,062,663     290,242       950,710     2,479,916    1,052,501    1,901,703
                                                -----------  ----------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (1,023,741)    586,445    (1,255,625)    2,549,706   (1,121,825)    (977,652)
                                                -----------  ----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                            25,918     822,906       113,548     4,880,311      (43,469)     850,687
                                                -----------  ----------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                149,021     310,067       211,838       557,071      117,667      383,179
   Transfers between sub-accounts and the
      company                                     8,809,691     241,046    (3,215,893)   (3,722,485)    (945,871)  (2,361,116)
   Withdrawals                                   (2,023,635)   (735,381)  (10,931,029)  (11,545,316)  (1,246,585)  (1,153,353)
   Annual contract fee                              (47,775)    (21,292)      (35,375)      (42,625)     (26,241)     (27,701)
                                                -----------  ----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             6,887,302    (205,560)  (13,970,459)  (14,753,355)  (2,101,030)  (3,158,991)
                                                -----------  ----------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners
   equity                                         6,913,220     617,346   (13,856,911)   (9,873,044)  (2,144,499)  (2,308,304)
Contract owners' equity at beginning of period    7,113,974   6,496,628    65,920,872    75,793,916   12,039,251   14,347,555
                                                -----------  ----------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $14,027,194  $7,113,974  $ 52,063,961  $ 65,920,872  $ 9,894,752  $12,039,251
                                                ===========  ==========  ============  ============  ===========  ===========

                                                    2007        2006         2007          2006          2007         2006
                                                -----------  ----------  ------------  ------------  -----------  -----------
Units, beginning of period                        423,681      438,740     2,724,668     3,340,375      841,598    1,076,066
Units issued                                      612,296       50,137        92,145       140,452       25,840       74,711
Units redeemed                                    227,465       65,196       666,927       756,159      173,078      309,179
                                                  -------      -------     ---------     ---------      -------    ---------
Units, end of period                              808,512      423,681     2,149,886     2,724,668      694,360      841,598
                                                  =======      =======     =========     =========      =======    =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      U.S. Global          U.S. Global Leaders        U.S. Government
                                                Leaders Growth Series I     Growth Series II        Securities Series I
                                                -----------------------  ----------------------  ------------------------
                                                    2007        2006        2007        2006         2007         2006
                                                -----------  ----------  ----------  ----------  -----------  -----------
Income:
   Dividend distributions received              $   17,001   $       --  $   31,774  $       --  $ 1,578,460  $ 1,062,392
Expenses:
   Mortality and expense risk and
      administrative charges                        23,601       26,759      56,668      67,324      303,289      332,964
                                                ----------   ----------  ----------  ----------  -----------  -----------
Net investment income (loss)                        (6,600)     (26,759)    (24,894)    (67,324)   1,275,171      729,428
                                                ----------   ----------  ----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                  --       15,395          --      41,110           --           --
   Net realized gain (loss)                         28,086        4,981      88,174      53,583     (201,002)    (192,707)
                                                ----------   ----------  ----------  ----------  -----------  -----------
Realized gains (losses)                             28,086       20,376      88,174      94,693     (201,002)    (192,707)
                                                ----------   ----------  ----------  ----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                        2,806        3,021       9,517     (28,664)    (786,122)      73,234
                                                ----------   ----------  ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           24,292       (3,362)     72,797      (1,295)     288,047      609,955
                                                ----------   ----------  ----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 2,289        7,914      79,642      86,836      121,923      135,557
   Transfers between sub-accounts and the
      company                                      (81,358)      (1,362)   (263,574)   (562,212)   1,608,391     (912,037)
   Withdrawals                                    (229,792)    (132,053)   (504,433)   (176,294)  (3,457,554)  (3,081,280)
   Annual contract fee                              (1,532)      (1,715)    (10,277)    (12,079)      (6,628)      (7,573)
                                                ----------   ----------  ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (310,393)    (127,216)   (698,642)   (663,749)  (1,733,868)  (3,865,333)
                                                ----------   ----------  ----------  ----------  -----------  -----------
Total increase (decrease) in contract owners
   equity                                         (286,101)    (130,578)   (625,845)   (665,044)  (1,445,821)  (3,255,378)
Contract owners' equity at beginning of period   1,543,647    1,674,225   3,911,188   4,576,232   19,539,399   22,794,777
                                                ----------   ----------  ----------  ----------  -----------  -----------
Contract owners' equity at end of period        $1,257,546   $1,543,647  $3,285,343  $3,911,188  $18,093,578  $19,539,399
                                                ==========   ==========  ==========  ==========  ===========  ===========

                                                    2007        2006        2007        2006         2007         2006
                                                -----------  ----------  ----------  ----------  -----------  -----------
Units, beginning of period                        119,228      129,386     301,704     352,665    1,009,726    1,202,542
Units issued                                        1,720        4,346      15,898      27,407      497,546      173,539
Units redeemed                                     25,576       14,504      68,911      78,368      604,495      366,355
                                                   ------      -------     -------     -------    ---------    ---------
Units, end of period                               95,372      119,228     248,691     301,704      902,777    1,009,726
                                                   ======      =======     =======     =======    =========    =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     U.S. Government           U.S. High              U.S. Large
                                                  Securities Series II      Yield Series II       Cap Value Series I
                                                ------------------------  -------------------  ------------------------
                                                    2007         2006        2007      2006        2007         2006
                                                -----------  -----------  ---------  --------  -----------  -----------
Income:
   Dividend distributions received              $   886,415  $   594,087  $  19,716  $  3,446  $   145,290  $    87,661
Expenses:
   Mortality and expense risk and
      administrative charges                        192,241      212,424      3,932     2,126      214,099      234,938
                                                -----------  -----------  ---------  --------  -----------  -----------
Net investment income (loss)                        694,174      381,663     15,784     1,320      (68,809)    (147,277)
                                                -----------  -----------  ---------  --------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --           --         --        --           --           --
   Net realized gain (loss)                          (6,966)    (185,571)     7,005       637    1,092,165      746,949
                                                -----------  -----------  ---------  --------  -----------  -----------
Realized gains (losses)                              (6,966)    (185,571)     7,005       637    1,092,165      746,949
                                                -----------  -----------  ---------  --------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      (515,226)     137,648    (21,620)    8,668   (1,152,365)     688,126
                                                -----------  -----------  ---------  --------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           171,982      333,740      1,169    10,625     (129,009)   1,287,798
                                                -----------  -----------  ---------  --------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                461,271      523,225        908     4,302       53,630      108,696
   Transfers between sub-accounts and the
      company                                     1,019,098   (1,019,960)    46,920   214,715     (499,917)    (818,123)
   Withdrawals                                   (1,590,044)  (2,053,816)  (129,426)  (10,750)  (2,391,924)  (2,155,790)
   Annual contract fee                              (18,147)     (19,891)      (724)      (36)      (8,447)      (9,837)
                                                -----------  -----------  ---------  --------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions              (127,822)  (2,570,442)   (82,322)  208,231   (2,846,658)  (2,875,054)
                                                -----------  -----------  ---------  --------  -----------  -----------
Total increase (decrease) in contract owners
   equity                                            44,160   (2,236,702)   (81,153)  218,856   (2,975,667)  (1,587,256)
Contract owners' equity at beginning of period   10,951,709   13,188,411    286,200    67,344   14,499,019   16,086,275
                                                -----------  -----------  ---------  --------  -----------  -----------
Contract owners' equity at end of period        $10,995,869  $10,951,709  $ 205,047  $286,200  $11,523,352  $14,499,019
                                                ===========  ===========  =========  ========  ===========  ===========

                                                    2007         2006        2007      2006        2007         2006
                                                -----------  -----------  ---------  --------  -----------  -----------
Units, beginning of period                         809,227     998,222      20,699     5,239     977,700     1,181,060
Units issued                                       595,153     305,963      17,450    18,259      11,918        15,258
Units redeemed                                     601,408     494,958      23,557     2,799     196,453       218,618
                                                   -------     -------      ------    ------     -------     ---------
Units, end of period                               802,972     809,227      14,592    20,699     793,165       977,700
                                                   =======     =======      ======    ======     =======     =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           UBS Large
                                                  U.S. Large Cap Value     Cap Series      UBS Large Cap
                                                        Series II              I             Series II
                                                ------------------------  -----------  --------------------
                                                    2007         2006         2007        2007       2006
                                                -----------  -----------  -----------  ----------  --------
Income:
   Dividend distributions received              $    88,106  $    51,535  $   123,861  $    7,089  $    246
Expenses:
   Mortality and expense risk and
      administrative charges                        192,502      208,637      234,845      17,859     1,560
                                                -----------  -----------  -----------  ----------  --------
Net investment income (loss)                       (104,396)    (157,102)    (110,984)    (10,770)   (1,314)
                                                -----------  -----------  -----------  ----------  --------
Realized gains (losses) on investments:
   Capital gain distributions received                   --           --      983,609      78,344     2,295
   Net realized gain (loss)                         930,669    1,144,516      (16,262)    (42,499)    3,416
                                                -----------  -----------  -----------  ----------  --------
Realized gains (losses)                             930,669    1,144,516      967,347      35,845     5,711
                                                -----------  -----------  -----------  ----------  --------
Unrealized appreciation (depreciation) during
   the period                                    (1,050,218)      78,023   (2,207,055)   (176,640)   10,491
                                                -----------  -----------  -----------  ----------  --------
Net increase (decrease) in contract owners'
   equity from operations                          (223,945)   1,065,437   (1,350,692)   (151,565)   14,888
                                                -----------  -----------  -----------  ----------  --------
Changes from principal transactions:
   Purchase payments                                742,426      790,556       69,570      11,895     6,976
   Transfers between sub-accounts and the
      company                                      (542,241)    (878,837)  25,361,453   1,671,424    27,834
   Withdrawals                                   (1,581,499)  (2,215,289)  (2,920,837)    (64,889)     (523)
   Annual contract fee                              (33,446)     (43,584)      (9,730)     (3,769)     (397)
                                                -----------  -----------  -----------  ----------  --------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,414,760)  (2,347,154)  22,500,456   1,614,661    33,890
                                                -----------  -----------  -----------  ----------  --------
Total increase (decrease) in contract owners
   equity                                        (1,638,705)  (1,281,717)  21,149,764   1,463,096    48,778
Contract owners' equity at beginning of period   12,561,262   13,842,979           --     149,863   101,085
                                                -----------  -----------  -----------  ----------  --------
Contract owners' equity at end of period        $10,922,557  $12,561,262  $21,149,764  $1,612,959  $149,863
                                                ===========  ===========  ===========  ==========  ========

                                                    2007         2006         2007        2007       2006
                                                -----------  -----------  -----------  ----------  --------
Units, beginning of period                        784,347      938,429            --       9,655     7,331
Units issued                                       76,311       69,728     1,591,753     114,729     6,874
Units redeemed                                    163,470      223,810       227,685      20,028     4,550
                                                  -------      -------     ---------     -------     -----
Units, end of period                              697,188      784,347     1,364,068     104,356     9,655
                                                  =======      =======     =========     =======     =====

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Utilities Series I       Utilities Series II         Value Series I
                                                ------------------------  -----------------------  ------------------------
                                                    2007         2006         2007        2006         2007         2006
                                                -----------  -----------  -----------  ----------  -----------  -----------
Income:
   Dividend distributions received              $   103,900  $    90,601  $   133,134  $  128,712  $   157,573  $    44,386
Expenses:
   Mortality and expense risk and
      administrative charges                         85,743       65,879      136,012     102,281      182,525      176,590
                                                -----------  -----------  -----------  ----------  -----------  -----------
Net investment income (loss)                         18,157       24,722       (2,878)     26,431      (24,952)    (132,204)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            1,219,849      473,896    1,910,628     728,040    3,309,015    1,644,993
   Net realized gain (loss)                         642,883      234,132      666,504     350,368    1,011,245      526,096
                                                -----------  -----------  -----------  ----------  -----------  -----------
Realized gains (losses)                           1,862,732      708,028    2,577,132   1,078,408    4,320,260    2,171,089
                                                -----------  -----------  -----------  ----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      (653,864)     369,470     (759,023)    529,876   (3,486,535)       9,705
                                                -----------  -----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         1,227,025    1,102,220    1,815,231   1,634,715      808,773    2,048,590
                                                -----------  -----------  -----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 13,911       34,234      259,649     875,445       36,367       53,974
   Transfers between sub-accounts and the
      company                                      (578,809)     786,244     (412,709)    224,930     (603,511)     321,324
   Withdrawals                                     (968,393)    (215,488)    (867,915)   (226,231)  (2,380,027)  (1,493,339)
   Annual contract fee                               (4,127)      (3,301)     (16,516)    (12,332)      (5,898)      (5,976)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,537,418)     601,689   (1,037,491)    861,812   (2,953,069)  (1,124,017)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Total increase (decrease) in contract owners
   equity                                          (310,393)   1,703,909      777,740   2,496,527   (2,144,296)     924,573
Contract owners' equity at beginning of period    5,351,150    3,647,241    7,562,389   5,065,862   12,458,196   11,533,623
                                                -----------  -----------  -----------  ----------  -----------  -----------
Contract owners' equity at end of period        $ 5,040,757  $ 5,351,150  $ 8,340,129  $7,562,389  $10,313,900  $12,458,196
                                                ===========  ===========  ===========  ==========  ===========  ===========

                                                    2007         2006         2007        2006         2007         2006
                                                -----------  -----------  -----------  ----------  -----------  -----------
Units, beginning of period                        307,337      270,389      284,084      244,188     471,644      520,220
Units issued                                       34,543      102,290       59,880      108,478      24,664       53,446
Units redeemed                                    110,672       65,342       93,047       68,582     129,118      102,022
                                                  -------      -------      -------      -------     -------      -------
Units, end of period                              231,208      307,337      250,917      284,084     367,190      471,644
                                                  =======      =======      =======      =======     =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            Wellington Small Cap     Wellington Small Cap
                                                     Value Series II          Growth Series II          Value Series II
                                                ------------------------  -----------------------  ------------------------
                                                    2007         2006         2007        2006         2007         2006
                                                -----------  -----------  -----------  ----------  -----------  -----------
Income:
   Dividend distributions received              $    56,049  $    7,918   $       --   $       --  $   17,860   $       --
Expenses:
   Mortality and expense risk and
      administrative charges                         87,943      67,172       26,782       17,618      46,977       25,622
                                                -----------  ----------   ----------   ----------  ----------   ----------
Net investment income (loss)                        (31,894)    (59,254)     (26,782)     (17,618)    (29,117)     (25,622)
                                                -----------  ----------   ----------   ----------  ----------   ----------
Realized gains (losses) on investments:
   Capital gain distributions received            1,626,248     549,075      371,337           --     597,042      251,761
   Net realized gain (loss)                         279,573     362,414        6,581       48,389      (6,502)     (74,427)
                                                -----------  ----------   ----------   ----------  ----------   ----------
Realized gains (losses)                           1,905,821     911,489      377,918       48,389     590,540      177,334
                                                -----------  ----------   ----------   ----------  ----------   ----------
Unrealized appreciation (depreciation) during
   the period                                    (1,578,787)   (107,071)    (190,952)      57,102    (732,113)     102,762
                                                -----------  ----------   ----------   ----------  ----------   ----------
Net increase (decrease) in contract owners'
   equity from operations                           295,140     745,164      160,184       87,873    (170,690)     254,474
                                                -----------  ----------   ----------   ----------  ----------   ----------
Changes from principal transactions:
   Purchase payments                                869,446     602,408      453,338      299,467     469,346      294,001
   Transfers between sub-accounts and the
      company                                       158,139     124,653      361,293      436,606   1,199,536      903,361
   Withdrawals                                     (673,792)   (414,340)    (155,930)     (27,769)   (415,172)     (97,958)
   Annual contract fee                              (11,792)     (9,686)      (1,594)      (1,289)     (4,665)      (1,740)
                                                -----------  ----------   ----------   ----------  ----------   ----------
Net increase (decrease) in contract owners'
   equity from principal transactions               342,001     303,035      657,107      707,015   1,249,045    1,097,664
                                                -----------  ----------   ----------   ----------  ----------   ----------
Total increase (decrease) in contract owners
   equity                                           637,141   1,048,199      817,291      794,888   1,078,355    1,352,138
Contract owners' equity at beginning of period    4,785,628   3,737,429    1,272,844      477,956   2,179,610      827,472
                                                -----------  ----------   ----------   ----------  ----------   ----------
Contract owners' equity at end of period        $ 5,422,769  $4,785,628   $2,090,135   $1,272,844  $3,257,965   $2,179,610
                                                ===========  ==========   ==========   ==========  ==========   ==========

                                                    2007         2006         2007        2006         2007         2006
                                                -----------  -----------  -----------  ----------  -----------  -----------
Units, beginning of period                        249,611      230,123       72,325      30,230      131,783       58,115
Units issued                                       89,964       86,851       70,184      80,134      162,711      125,737
Units redeemed                                     64,950       67,363       29,362      38,039       83,803       52,069
                                                  -------      -------      -------      ------      -------      -------
Units, end of period                              274,625      249,611      113,147      72,325      210,691      131,783
                                                  =======      =======      =======      ======      =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Wells Capital Core Bond
                                                        Series II
                                                ------------------------
                                                    2007         2006
                                                -----------  -----------
Income:
   Dividend distributions received               $ 20,146     $   3,170
Expenses:
   Mortality and expense risk and
      administrative charges                        4,261         3,263
                                                 --------     ---------
Net investment income (loss)                       15,885           (93)
                                                 --------     ---------
Realized gains (losses) on investments:
   Capital gain distributions received                 --            --
   Net realized gain (loss)                        (4,956)        4,926
                                                 --------     ---------
Realized gains (losses)                            (4,956)        4,926
                                                 --------     ---------
Unrealized appreciation (depreciation) during
   the period                                      (4,157)        4,788
                                                 --------     ---------
Net increase (decrease) in contract owners'
   equity from operations                           6,772         9,621
                                                 --------     ---------
Changes from principal transactions:
   Purchase payments                                  325            --
   Transfers between sub-accounts and the
      company                                      54,517       252,364
   Withdrawals                                    (43,504)     (135,738)
   Annual contract fee                               (112)          (21)
                                                 --------     ---------
Net increase (decrease) in contract owners'
   equity from principal transactions              11,226       116,605
                                                 --------     ---------
Total increase (decrease) in contract owners
   equity                                          17,998       126,226
Contract owners' equity at beginning of period    210,742        84,516
                                                 --------     ---------
Contract owners' equity at end of period         $228,740     $ 210,742
                                                 ========     =========

                                                    2007         2006
                                                -----------  -----------
Units, beginning of period                         16,571        6,786
Units issued                                       30,558       44,227
Units redeemed                                     29,892       34,442
                                                   ------       ------
Units, end of period                               17,237       16,571
                                                   ======       ======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1. ORGANIZATION

John Hancock Life Insurance Company of New York, Separate Account A (the "Account") is a separate account established by John Hancock Life Insurance Company of New York (the "Company"). The Company established the Account on July 22, 1992 as a separate account under New York law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 137 sub-accounts which are exclusively invested in a corresponding Portfolio of the John Hancock Trust (the "Trust"), and 3 sub-accounts that are invested in portfolios of other Outside Trusts (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products:
Venture, Vantage, Vision, Venture III, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer three classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("JHUSA"), which in turn is an indirect, wholly owned subsidiary of the Manufacturer's Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

1. ORGANIZATION-- (CONTINUED)

Sub-accounts closed or opened in 2007 are as follows:

SUB-ACCOUNTS CLOSED                                                        2007
-------------------                                                       ------
Strategic Opportunities Series I                                          Apr 27
Strategic Opportunities Series II                                         Apr 27
Invesco Utilities                                                          May 3
Alger American Balanced                                                    May 3
Alger American Leveraged All Cap                                           May 3
Credit Suisse Emerging Markets                                             May 3
Credit Suisse Global Post Venture Capital                                  May 3
Dreyfus Socially Responsible Growth                                        May 3
Dreyfus IP Midcap Stock                                                    May 3
Scudder Blue Chip -- B                                                     May 3
Scudder Bond -- B                                                          May 3
Scudder Capital Growth -- B                                                May 3
Scudder Davis Venture Value -- B                                           May 3
Scudder Dreman High Return Equity -- B                                     May 3
Scudder Dreman Small Cap Value -- B                                        May 3
Scudder Global Blue Chip -- B                                              May 3
Scudder Global Discovery -- B                                              May 3
Scudder Government Securities -- B                                         May 3
Scudder Growth & Income -- B                                               May 3
Scudder Health Sciences -- B                                               May 3
Scudder High Income -- B                                                   May 3
Scudder International -- B                                                 May 3
Scudder International Select Equity -- B                                   May 3
Scudder Janus Growth & Income -- B                                         May 3
Scudder Mid Cap Growth -- B                                                May 3
Scudder Contrarian Value -- B                                              May 3
Scudder Money Market -- B                                                  May 3
Scudder Real Estate -- B                                                   May 3
Scudder Small Cap Growth -- B                                              May 3
Scudder Strategic Income -- B                                              May 3
Scudder Technology Growth -- B                                             May 3
Scudder Total Return -- B                                                  May 3
Scudder Turner Mid Cap Growth -- B                                         May 3
Special Value Series II                                                    Nov 9
Scudder Conservative Allocation -- B                                      Dec 12
Scudder Growth Allocation -- B                                            Dec 12
Scudder Moderate Allocation -- B                                          Dec 12

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

1. ORGANIZATION-- (CONTINUED)

SUB-ACCOUNTS OPENED                                                        2007
-------------------                                                       ------
American Asset Allocation Series II                                        May 1
American Asset High-Income Bond Series II                                  May 1
American Global Growth Series II                                           May 1
American Global Small Capitalization Series II                             May 1
American New World Series II                                               May 1
Founding Allocation Series II                                              May 1
High Income Series II                                                      May 1
Mid Cap Intersection Series II                                             May 1
500 Index Fund B Series NAV                                                May 3
International Equity Index B Series NAV                                    May 3
Money Market B Series NAV                                                  May 3
Bond Index Trust A Series II                                               May 3
UBS Large Cap Series I                                                     May 3
American Fundamental Holdings Series II                                   Nov 12
American Global Diversification Series II                                 Nov 12

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed investment return is 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES-- (CONTINUED)

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates ranging from 1.15% to 1.90%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2007.

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS 157")

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Account beginning January 1, 2008 and will then be prospectively applicable. The Account expects that the adoption of SFAS 157 will not have a material effect on its financial position and results of operations.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109

In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expect to take on a tax return. Upon adoption, as of January 1, 2007, FIN 48 had no impact on the financial statements of the Account.

RECLASSIFICATION

Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. The Company has underwriting and distribution agreements with its affiliate, John Hancock Distributors, LLC ("JH Distributors"). JH Distributors is owned by JH USA. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by JH USA, serves as investment adviser for the Trust

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2007 were as follows:

                                                        Details of Investments
                                                      --------------------------
Sub-account                                             Purchases       Sales
-----------                                           ------------   -----------
500 Index Fund B Series NAV                           $ 12,041,947   $ 2,567,696
500 Index Series I                                       3,881,270     5,330,292
500 Index Series II                                      5,308,033     6,633,383
Active Bond Series I                                       977,145     2,103,679
Active Bond Series II                                   16,955,353    10,290,280
Alger American Balanced                                     57,095     3,954,720
Alger American Leveraged All Cap                            48,058     1,943,654
All Cap Core Series I                                      199,515     2,699,961
All Cap Core Series II                                   1,939,742       874,216
All Cap Growth Series I                                     76,501     4,699,497
All Cap Growth Series II                                   320,468     1,432,553
All Cap Value Series I                                   1,766,053       774,188
All Cap Value Series II                                  3,809,849     2,104,429
American Asset Allocation Series II                     42,303,550     3,004,631
American Asset High-Income Bond Series II                3,033,118        77,567
American Blue-Chip Income & Growth Series II             4,821,752     4,850,533
American Bond Series II                                 53,860,396     6,094,222
American Century - Small Company Series II                  44,397        54,981
American Fundamental Holdings Series II                  4,448,529         1,633
American Global Diversification Series II                3,503,552        72,526
American Global Growth Series II                        13,655,212       485,156
American Global Small Capitalization Series II           6,912,507     1,333,789
American Growth Series II                               56,097,117    22,054,468
American Growth-Income Series II                        48,344,969    14,449,516
American International Series II                        35,765,872    20,435,998
American New World Series II                             5,168,952       736,196
Blue Chip Growth Series I                                2,082,554    11,929,753
Blue Chip Growth Series II                               2,676,068     5,507,224
Bond Index Trust A Series II                               451,846       423,363
Capital Appreciation Series I                              255,622     3,273,926
Capital Appreciation Series II                             967,072     2,984,136
CGTC Overseas Equity Series II                             304,479       399,294
Credit Suisse Emerging Markets                              62,045     2,175,363
Credit Suisse Global Post Venture Capital                   35,065       531,909
Dreyfus IP Midcap Stock                                    656,980     5,665,667
Dreyfus Socially Responsible Growth                          1,339       321,945
Dynamic Growth Series I                                    238,734       622,737
Dynamic Growth Series II                                   424,200       536,300
Emerging Growth Series II                                  538,862       808,977
Emerging Small Company Series I                          1,326,666     1,926,582
Emerging Small Company Series II                         1,457,322     1,198,309
Equity-Income Series I                                  10,458,939    12,471,139
Equity-Income Series II                                  9,722,565     7,052,390
Financial Services Series I                                529,075     1,661,694
Financial Services Series II                             2,483,029     2,086,639
Founding Allocation Series II                           76,085,662     2,031,489
Fundamental Value Series I                               1,080,861     1,857,431
Fundamental Value Series II                             20,067,863    10,191,616

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

                                                        Details of Investments
                                                      --------------------------
Sub-account                                             Purchases       Sales
-----------                                           ------------   -----------
Global Allocation Series I                            $    598,478   $   793,746
Global Allocation Series II                             10,217,912     5,111,860
Global Bond Series I                                       881,598     1,468,105
Global Bond Series II                                   11,434,433     8,322,750
Global Trust Series I                                    1,742,914     4,888,166
Global Trust Series II                                   6,461,295     2,455,441
Health Sciences Series I                                 1,833,908     1,563,188
Health Sciences Series II                                3,529,808     2,542,625
High Income Series II                                      502,183       261,683
High Yield Series I                                      1,931,981     3,800,926
High Yield Series II                                     4,205,776     5,824,719
Income & Value Series I                                  2,136,899     3,891,025
Income & Value Series II                                 1,784,079     2,543,294
Independence Investment LLC Small Cap Series II             19,826        14,420
Index Allocation Series II                              32,863,312     3,618,895
International Core Series I                              1,204,888     1,530,328
International Core Series II                             1,672,002     1,564,789
International Equity Index B Series NAV                  6,291,868     1,732,977
International Small Cap Series I                         4,531,358     3,684,282
International Small Cap Series II                        6,566,222     3,865,564
International Value Series I                             5,052,883     5,172,290
International Value Series II                           14,664,706     7,359,428
Invesco Utilities                                           96,964     1,908,423
Investment Quality Bond Series I                         1,351,560     2,509,216
Investment Quality Bond Series II                        8,480,586     4,357,260
John Hancock International Equity Index Series I           733,911       626,095
John Hancock International Equity Index Series II        1,379,309     1,378,245
John Hancock Strategic Income Series II                    465,664       843,473
Large Cap Value Series I                                   950,760     1,344,711
Large Cap Value Series II                                1,832,252     2,887,577
Lifestyle Aggressive Series I                              908,884     1,129,536
Lifestyle Aggressive Series II                          11,486,492    21,317,246
Lifestyle Balanced Series I                              8,242,157    15,971,349
Lifestyle Balanced Series II                           265,497,911    58,561,260
Lifestyle Conservative Series I                          5,001,353     4,512,918
Lifestyle Conservative Series II                        48,697,232    30,830,914
Lifestyle Growth Series I                                6,279,498     8,254,356
Lifestyle Growth Series II                             355,813,718    56,513,307
Lifestyle Moderate Series I                              4,131,231     5,910,498
Lifestyle Moderate Series II                            82,768,392    24,077,980
LMFC Core Equity Series II                               1,148,493     1,240,428
Marisco International Opportunities Series II            5,412,304     2,692,286
Mid Cap Index Series I                                     727,203       521,197
Mid Cap Index Series II                                  7,819,270     4,225,273
Mid Cap Intersection Series II                             155,618        91,660
Mid Cap Stock Series I                                   6,430,915     6,421,898
Mid Cap Stock Series II                                  9,723,338     5,407,071
Mid Cap Value Series I                                   3,501,873     3,389,452
Mid Cap Value Series II                                  7,730,557     6,042,208
Money Market B Series NAV                                9,320,708     3,938,965
Money Market Series I                                   27,294,713    29,089,984
Money Market Series II                                  90,520,820    71,562,196

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

                                                        Details of Investments
                                                      --------------------------
Sub-account                                             Purchases       Sales
-----------                                           ------------   -----------
Natural Resources Series II                           $ 19,804,625   $10,348,885
Pacific Rim Series I                                     1,005,919     1,509,087
Pacific Rim Series II                                    5,072,746     3,905,106
PIM Classic Value Series II                              1,225,215     1,284,651
PIMCO VIT All Asset Series II                              638,142     1,921,473
Quantitative All Cap Series II                          18,040,736     4,453,721
Quantitative Mid Cap Series I                               76,914       160,260
Quantitative Mid Cap Series II                           4,818,493     2,021,765
Quantitative Value Series II                             5,217,835       724,262
Real Estate Securities Series I                          5,332,499     4,229,966
Real Estate Securities Series II                        18,427,945     6,449,526
Real Return Bond Series II                               2,381,718     3,118,391
Science & Technology Series I                            1,354,057     5,054,969
Science & Technology Series II                           2,769,261     2,747,684
Scudder Blue Chip -- B                                     703,330     4,972,206
Scudder Bond -- B                                           21,176       518,750
Scudder Capital Growth -- B                                102,934     8,451,771
Scudder Conservative Allocation -- B                       541,607     9,589,884
Scudder Contrarian Value -- B                              299,686     5,081,752
Scudder Davis Venture Value -- B                           697,856     8,428,742
Scudder Dreman High Return Equity -- B                     457,645    14,289,993
Scudder Dreman Small Cap Value -- B                        914,749     6,697,886
Scudder Equity Index 500 -- B                              492,672     2,008,351
Scudder Fixed Income -- B                                  499,021     2,313,500
Scudder Global Blue Chip -- B                              401,092     2,214,200
Scudder Global Discovery -- B                              426,880     3,552,219
Scudder Government Securities -- B                         152,474     3,180,745
Scudder Growth & Income -- B                               171,027     4,528,374
Scudder Growth Allocation -- B                           3,955,055    39,044,331
Scudder Health Sciences Series II                          224,142     2,923,035
Scudder High Income -- B                                   478,909     3,912,035
Scudder International Select Equity -- B                   538,038     4,204,550
Scudder International -- B                                 238,641     5,444,996
Scudder Janus Growth & Income -- B                         499,651     2,772,374
Scudder Mid Cap Growth -- B                                 21,905     1,845,050
Scudder Moderate Allocation -- B                         2,604,527    28,807,589
Scudder Money Market -- B                                1,737,272     4,907,653
Scudder Real Estate -- B                                   972,037     5,517,904
Scudder Small Cap Growth -- B                               32,080     3,471,348
Scudder Strategic Income -- B                              727,680     3,142,228
Scudder Technology Growth -- B                              44,965     1,678,763
Scudder Total Return -- B                                   99,745     2,733,652
Scudder Turner Mid Cap Growth -- B                         244,660     2,782,344
Small Cap Index Series I                                   462,621       463,400
Small Cap Index Series II                               11,167,321     3,712,924
Small Cap Opportunities Series I                           466,481     1,065,238
Small Cap Opportunities Series II                        1,599,460     1,982,976
Small Company Value Series I                             1,837,819     2,779,303
Small Company Value Series II                            4,673,168     5,032,966
Special Value Series II                                    359,310       888,220
Strategic Bond Series I                                  2,414,828     4,093,663
Strategic Bond Series II                                 3,762,305     3,405,006
Strategic Opportunities Series I                           202,340    27,556,131
Strategic Opportunities Series II                           19,837     1,702,640

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

                                                        Details of Investments
                                                      --------------------------
Sub-account                                             Purchases       Sales
-----------                                           ------------   -----------
T Rowe Price Mid Value Series II                      $  1,362,047   $ 1,179,680
Total Return Series I                                    4,725,145     9,072,983
Total Return Series II                                   5,798,510     7,148,662
Total Stock Market Index Series I                          179,435       514,010
Total Stock Market Index Series II                      11,553,706     4,204,046
U.S. Core Series I                                       7,594,335    16,022,310
U.S. Core Series II                                      1,525,157     2,634,279
U.S. Global Leaders Growth Series I                         38,853       355,846
U.S. Global Leaders Growth Series II                       232,455       955,991
U.S. Government Securities Series I                     10,299,947    10,758,644
U.S. Government Securities Series II                     8,921,933     8,355,581
U.S. High Yield Series II                                  267,842       334,379
U.S. Large Cap Value Series I                              308,413     3,223,880
U.S. Large Cap Value Series II                           1,275,209     2,794,367
UBS Large Cap Series II                                 27,257,338     3,884,257
UBS Large Cap Series II                                  2,014,299       332,063
Utilities Series I                                       2,003,721     2,303,134
Utilities Series II                                      3,824,267     2,954,010
Value Series I                                           4,126,420     3,795,427
Value Series II                                          3,319,683     1,383,327
Wellington Small Cap Growth Series II                    1,562,477       560,816
Wellington Small Cap Value Series II                     3,275,577     1,458,607
Wells Capital Core Bond Series II                          413,918       386,807

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*     RATIO**      TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
500 Index Fund B Series NAV                 2007     757  $12.25 to $12.21  $  9,257  1.85% to 1.40%    1.23%    (2.01%) to (2.30%)
500 Index Series I                          2007     623    12.31 to 12.27     7,643   1.75 to 1.40     2.41          3.43 to 3.07
                                            2006     752    11.94 to 11.66     8,946   1.75 to 1.40     0.92        13.66 to 13.26
                                            2005     947    10.54 to 10.29     9,930   1.75 to 1.40     1.57          2.84 to 2.48
                                            2004   1,259    10.29 to 10.03    12,854   1.75 to 1.40     0.88          8.72 to 8.34
                                            2003   1,077      9.50 to 9.25    10,136   1.75 to 1.40     0.94        26.23 to 25.79
500 Index Series II                         2007   1,081    16.82 to 16.40    17,780   1.85 to 1.40     1.93          3.26 to 2.80
                                            2006   1,168    16.29 to 15.21    18,636   1.85 to 1.40     0.78        13.47 to 12.96
                                            2005   1,316    14.36 to 13.44    18,514   1.85 to 1.40     1.38          2.67 to 0.82
                                            2004   1,368    13.12 to 12.89    18,755   1.75 to 1.40     0.64          8.46 to 8.08
                                            2003     983    12.89 to 12.13    12,453   1.75 to 1.40     0.61        25.99 to 25.55
Active Bond Series I                        2007     538    13.29 to 13.17     7,114   1.75 to 1.40     8.45          2.59 to 2.23
                                            2006     666    12.95 to 12.88     8,600   1.75 to 1.40     2.82          2.97 to 2.61
                                            2005     813    12.58 to 12.55    10,219   1.75 to 1.40     0.00          0.64 to 0.41
Active Bond Series II                       2007   5,138    13.22 to 13.06    67,505   1.85 to 1.40     8.02          1.87 to 0.87
                                            2006   4,968    12.91 to 12.82    63,915   1.85 to 1.40     2.61          2.76 to 2.30
                                            2005   5,038    12.57 to 12.53    63,215   1.85 to 1.40     0.00         0.54 to (0.13)
Alger American Balanced                     2007      --    17.83 to 17.47        --   1.85 to 1.40     0.00          5.30 to 5.14
                                            2006     219    16.94 to 16.62     3,690   1.85 to 1.40     1.21          3.01 to 2.55
                                            2005     239    16.44 to 16.20     3,903   1.85 to 1.40     1.51          6.65 to 2.81
                                            2004     292    15.41 to 15.29     4,476   1.75 to 1.40     1.41          2.82 to 2.46
                                            2003     135    14.99 to 14.93     2,014   1.75 to 1.40     0.03        17.08 to 16.67
Alger American Leveraged All Cap            2007      --    26.37 to 25.83        --   1.85 to 1.40     0.00        12.20 to 12.03
                                            2006      73    23.50 to 23.06     1,698   1.85 to 1.40     0.00        17.31 to 16.79
                                            2005      59    20.03 to 19.74     1,179   1.85 to 1.40     0.00         12.57 to 7.26
                                            2004      63    17.80 to 17.66     1,113   1.75 to 1.40     0.00          6.40 to 6.03
                                            2003      33    16.72 to 16.65       548   1.75 to 1.40     0.00        32.37 to 31.90
All Cap Core Series I                       2007     397     21.09 to 9.29     7,207   1.75 to 1.40     1.38          1.23 to 0.87
                                            2006     522     20.83 to 9.21     9,535   1.75 to 1.40     0.72        13.16 to 12.76
                                            2005     669     18.41 to 8.17    10,530   1.75 to 1.40     0.79          7.57 to 7.19
                                            2004     839     17.11 to 7.62    12,345   1.75 to 1.40     0.46        14.71 to 14.31
                                            2003   1,051     14.92 to 6.67    13,409   1.75 to 1.40     0.00        29.72 to 29.26
All Cap Core Series II                      2007     128    19.12 to 18.64     2,391   1.85 to 1.40     0.80         0.53 to (4.85)
                                            2006      73    18.94 to 16.71     1,341   1.85 to 1.40     0.52        12.96 to 12.45
                                            2005      73    16.76 to 14.83     1,194   1.85 to 1.40     0.58          7.38 to 2.89
                                            2004      52    15.61 to 13.84       790   1.75 to 1.40     0.31        14.44 to 14.04
                                            2003      40    13.64 to 12.13       537   1.75 to 1.40     0.00        29.43 to 28.98
All Cap Growth Series I                     2007     771     22.33 to 9.45    13,881   1.75 to 1.40     0.04        10.49 to 10.10
                                            2006   1,006     20.21 to 8.59    16,657   1.75 to 1.40     0.00          5.10 to 4.73
                                            2005   1,229     19.23 to 8.20    19,308   1.75 to 1.40     0.00          7.48 to 7.11
                                            2004   1,524     17.89 to 7.65    22,220   1.75 to 1.40     0.00          5.04 to 4.67
                                            2003   1,856     17.03 to 7.31    25,993   1.75 to 1.40     0.00        27.44 to 27.00

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*    RATIO**       TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
All Cap Growth Series II                    2007     221  $16.60 to $16.18  $  3,588  1.85% to 1.40%    0.00%       10.26% to 9.77%
                                            2006     288    15.05 to 14.04     4,253   1.85 to 1.40     0.00          4.84 to 4.37
                                            2005     348    14.36 to 13.42     4,923   1.85 to 1.40     0.00          7.26 to 5.24
                                            2004     394    13.39 to 12.54     5,206   1.75 to 1.40     0.00          4.85 to 4.48
                                            2003     323    12.77 to 11.99     4,079   1.75 to 1.40     0.00        27.20 to 26.76
All Cap Value Series I                      2007     211    17.32 to 16.92     3,593   1.75 to 1.40     1.74          6.81 to 6.44
                                            2006     243    16.21 to 15.90     3,883   1.75 to 1.40     0.95        12.14 to 11.75
                                            2005     265    14.46 to 14.22     3,791   1.75 to 1.40     0.56          4.25 to 3.88
                                            2004     245    13.87 to 13.69     3,371   1.75 to 1.40     0.32        14.34 to 13.94
                                            2003     217    12.13 to 12.02     2,613   1.75 to 1.40     0.08        36.44 to 35.96
All Cap Value Series II                     2007     426    18.66 to 18.19     7,724   1.85 to 1.40     1.35          6.53 to 6.05
                                            2006     514    17.52 to 15.89     8,775   1.85 to 1.40     0.79        11.96 to 11.45
                                            2005     550    15.65 to 14.23     8,417   1.85 to 1.40     0.12          3.95 to 2.37
                                            2004     545    15.05 to 13.73     8,079   1.75 to 1.40     0.23        14.18 to 13.78
                                            2003     342    13.18 to 12.05     4,451   1.75 to 1.40     0.12        36.25 to 35.77
American Asset Allocation Series II         2007   3,023    12.54 to 12.48    37,906   1.90 to 1.15     3.76         0.34 to (0.16)
American Asset High-Income Bond Series II   2007     230    11.99 to 11.93     2,756   1.90 to 1.15    14.42       (4.07) to (4.55)
American Blue-Chip Income & Growth
   Series II                                2007     880    19.96 to 19.54    17,405   1.85 to 1.40     2.09         0.06 to (0.39)
                                            2006   1,055    19.94 to 19.62    20,894   1.85 to 1.40     0.42        15.17 to 14.66
                                            2005   1,071    17.32 to 17.11    18,446   1.85 to 1.40     0.04          5.19 to 1.90
                                            2004   1,052    16.46 to 16.37    17,269   1.75 to 1.40     0.00          7.61 to 7.23
                                            2003     527    15.30 to 15.26     8,058   1.75 to 1.40     0.00        22.39 to 22.11
American Bond Series II                     2007   9,127    13.31 to 13.05   120,045   1.90 to 1.15     4.33         1.58 to (0.20)
                                            2006   5,697    13.10 to 12.96    74,052   1.85 to 1.15     0.00          5.01 to 4.46
                                            2005   1,810    12.42 to 12.39    22,448   1.85 to 1.40     0.00       (0.66) to (0.84)
American Century - Small Company Series II  2007      14    15.06 to 14.81       217   1.85 to 1.40     0.00       (8.02) to (8.44)
                                            2006      17    16.37 to 16.18       280   1.85 to 1.40     0.00          3.95 to 3.48
                                            2005      32    15.75 to 15.63       508   1.85 to 1.40     0.00         4.52 to (3.06)
                                            2004       4    15.07 to 15.03        67   1.75 to 1.40     0.00        20.56 to 20.28
American Fundamental Holdings Series II     2007     350    12.57 to 12.56     4,401   1.90 to 1.15     2.82          0.55 to 0.45
American Global Diversification Series II   2007     273    12.56 to 12.55     3,425   1.90 to 1.15     2.93          0.52 to 0.41
American Global Growth Series II            2007     996    13.25 to 13.19    13,159   1.90 to 1.15     3.53          6.02 to 5.49
American Global Small Capitalization
   Series II                                2007     394    13.52 to 13.46     5,319   1.90 to 1.15     3.02          8.20 to 7.66
American Growth Series II                   2007   9,075    22.35 to 14.21   194,068   1.90 to 1.15     0.97        11.89 to 10.45
                                            2006   7,988    20.77 to 12.83   160,869   1.85 to 1.15     0.16          8.12 to 2.53
                                            2005   5,750    19.21 to 18.98   109,808   1.85 to 1.40     0.00         13.99 to 6.62
                                            2004   2,975    16.85 to 16.75    49,975   1.75 to 1.40     0.00         10.35 to 9.97
                                            2003     881    15.27 to 15.23    13,433   1.75 to 1.40     0.00        22.15 to 21.87
American Growth-Income Series II            2007   8,979    19.68 to 13.96   170,839   1.90 to 1.15     2.81          4.44 to 3.28
                                            2006   7,484    19.56 to 13.49   142,470   1.85 to 1.15     0.92         13.03 to 7.76
                                            2005   5,373    17.30 to 17.10    92,410   1.85 to 1.40     0.31          3.83 to 1.45
                                            2004   2,374    16.67 to 16.57    39,432   1.75 to 1.40     0.22          8.30 to 7.92
                                            2003     609    15.39 to 15.35     9,364   1.75 to 1.40     0.00        23.10 to 22.82
American International Series II            2007   4,182    30.92 to 15.64   117,982   1.90 to 1.15     2.12        20.00 to 18.04
                                            2006   3,719    26.88 to 13.22    94,939   1.85 to 1.15     0.72         16.68 to 5.59
                                            2005   2,544    23.04 to 22.76    58,260   1.85 to 1.40     0.46        19.19 to 14.04
                                            2004   1,125    19.33 to 19.22    21,678   1.75 to 1.40     0.33        17.09 to 16.68
                                            2003     211    16.51 to 16.47     3,474   1.75 to 1.40     0.00        32.06 to 31.76

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*    RATIO**       TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
American New World Series II                2007     305  $14.95 to $14.88  $  4,543  1.90% to 1.15%    4.54%      19.62% to 19.02%
Blue Chip Growth Series I                   2007   1,903    26.42 to 12.14    40,711   1.75 to 1.40     0.71        11.17 to 10.78
                                            2006   2,288    24.22 to 10.96    45,399   1.75 to 1.40     0.21          8.07 to 7.69
                                            2005   2,774    22.46 to 10.18    51,140   1.75 to 1.40     0.42          4.13 to 3.77
                                            2004   3,361     21.63 to 9.81    59,864   1.75 to 1.40     0.12          7.51 to 7.14
                                            2003   3,812     20.17 to 9.15    63,875   1.75 to 1.40     0.04        27.38 to 26.93
Blue Chip Growth Series II                  2007   1,218    16.87 to 14.68    20,648   1.90 to 1.15     0.38        12.67 to 11.22
                                            2006   1,374    15.64 to 13.17    21,093   1.85 to 1.15     0.03          7.80 to 5.20
                                            2005   1,489    14.51 to 13.41    21,253   1.85 to 1.40     0.00          3.90 to 2.29
                                            2004   1,140    13.97 to 12.94    15,702   1.75 to 1.40     0.06          7.31 to 6.94
                                            2003     699    13.01 to 12.09     8,975   1.75 to 1.40     0.11        27.22 to 26.78
Bond Index Trust A Series II                2007       3    12.97 to 12.93        42   1.85 to 1.40     0.24          3.74 to 3.43
Capital Appreciation Series I               2007   1,202    10.34 to 10.09    12,303   1.75 to 1.40     0.27         10.05 to 9.66
                                            2006   1,426      9.40 to 9.20    13,949   1.75 to 1.40     0.00          0.84 to 0.49
                                            2005     216      9.32 to 9.15     1,999   1.75 to 1.40     0.00        12.41 to 12.02
                                            2004     169      8.29 to 8.17     1,387   1.75 to 1.40     0.00          7.80 to 7.43
                                            2003     171      7.69 to 7.61     1,307   1.75 to 1.40     0.00        27.67 to 27.23
Capital Appreciation Series II              2007     746    15.83 to 13.92    11,902   1.90 to 1.15     0.08        10.85 to 10.08
                                            2006     868    14.83 to 12.61    12,654   1.85 to 1.15     0.00          1.15 to 0.20
                                            2005     223    14.74 to 13.37     3,233   1.85 to 1.40     0.00         12.12 to 6.15
                                            2004     214    13.14 to 11.95     2,778   1.75 to 1.40     0.00          7.70 to 7.33
                                            2003     172    12.20 to 11.12     2,075   1.75 to 1.40     0.00        27.56 to 27.11
CGTC Overseas Equity Series II              2007      36    19.79 to 19.55       715   1.85 to 1.40     1.88        10.64 to 10.14
                                            2006      46    17.89 to 17.75       820   1.85 to 1.40     0.40        17.98 to 17.45
                                            2005      11    15.16 to 15.11       170   1.85 to 1.40     0.00        21.28 to 15.28
Credit Suisse Emerging Markets              2007      --    40.35 to 39.53        --   1.85 to 1.40     0.00          5.67 to 5.51
                                            2006      53    38.19 to 37.47     2,017   1.85 to 1.40     0.52        30.68 to 30.09
                                            2005      74    29.22 to 28.80     2,138   1.85 to 1.40     0.79        26.16 to 16.23
                                            2004      58    23.16 to 22.98     1,344   1.75 to 1.40     0.34        23.19 to 22.76
                                            2003      27    18.80 to 18.72       514   1.75 to 1.40     0.00        40.89 to 40.40
Credit Suisse Global Post Venture Capital   2007      --    31.45 to 30.81        --   1.85 to 1.40     0.00          7.06 to 6.89
                                            2006      16    29.37 to 28.82       467   1.85 to 1.40     0.00        11.63 to 11.13
                                            2005      17    26.31 to 25.93       455   1.85 to 1.40     0.00         14.53 to 4.89
                                            2004      16    22.97 to 22.79       358   1.75 to 1.40     0.00        16.35 to 15.94
                                            2003       9    19.75 to 19.66       171   1.75 to 1.40     0.00        45.61 to 45.10
Dreyfus IP Midcap Stock                     2007      --    25.17 to 24.66        --   1.85 to 1.40     0.30          9.13 to 8.96
                                            2006     224    23.07 to 22.63     5,135   1.85 to 1.40     0.18          6.18 to 5.71
                                            2005     258    21.72 to 21.41     5,573   1.85 to 1.40     0.00          7.43 to 0.54
                                            2004     252    20.22 to 20.06     5,071   1.75 to 1.40     0.22        12.64 to 12.24
                                            2003     129    17.95 to 17.88     2,305   1.75 to 1.40     0.51        29.65 to 29.20
Dreyfus Socially Responsible Growth         2007      --    20.67 to 20.25        --   1.85 to 1.40     0.28          5.81 to 5.65
                                            2006      16    19.53 to 19.16       303   1.85 to 1.40     0.00          7.45 to 6.97
                                            2005      19    18.18 to 17.92       350   1.85 to 1.40     0.00         1.92 to (0.16)
                                            2004      27    17.84 to 17.70       484   1.75 to 1.40     0.21          4.46 to 4.10
                                            2003       9    17.07 to 17.00       159   1.75 to 1.40     0.00        24.01 to 23.57
Dynamic Growth Series I                     2007     668      6.43 to 5.94     4,169   1.75 to 1.40     0.00          7.74 to 7.37
                                            2006     717      5.99 to 5.42     4,168   1.75 to 1.40     0.00          9.49 to 9.11
                                            2005     934      5.49 to 4.96     4,960   1.75 to 1.40     0.00        10.84 to 10.45
                                            2004   1,090      4.97 to 4.49     5,243   1.75 to 1.40     0.00          8.47 to 8.09
                                            2003   1,344      4.60 to 4.15     5,946   1.75 to 1.40     0.00        27.24 to 26.80

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*    RATIO**       TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
Dynamic Growth Series II                    2007     164    18.16 to 17.70     2,931   1.85 to 1.40     0.00          7.66 to 7.17
                                            2006     168    16.87 to 15.80     2,796   1.85 to 1.40     0.00          9.19 to 8.70
                                            2005     202    15.45 to 14.50     3,086   1.85 to 1.40     0.00         10.46 to 0.34
                                            2004     220    13.99 to 13.16     3,047   1.75 to 1.40     0.00          8.49 to 8.11
                                            2003     252    12.89 to 12.16     3,219   1.75 to 1.40     0.00        27.32 to 26.88
Emerging Growth Series II                   2007      44    20.25 to 19.83       884   1.85 to 1.40     0.00          2.29 to 1.82
                                            2006      73    19.80 to 19.47     1,426   1.85 to 1.40     0.00          9.84 to 9.35
                                            2005      50    18.02 to 17.81       900   1.85 to 1.40     0.00          5.89 to 1.00
                                            2004      40    17.02 to 16.92       670   1.75 to 1.40     0.00          5.16 to 4.79
                                            2003      22    16.19 to 16.15       362   1.75 to 1.40     0.00        29.48 to 29.19
Emerging Small Company Series I             2007     273     20.99 to 9.64     4,464   1.75 to 1.40     0.00          6.54 to 6.16
                                            2006     379     19.70 to 9.08     5,866   1.75 to 1.40     0.00          0.99 to 0.63
                                            2005     441     19.51 to 9.03     6,901   1.75 to 1.40     0.00          3.59 to 3.23
                                            2004     532     18.84 to 8.74     8,031   1.75 to 1.40     0.00          9.97 to 9.58
                                            2003     567     17.13 to 7.98     8,043   1.75 to 1.40     0.00        37.79 to 37.31
Emerging Small Company Series II            2007     285    15.99 to 15.59     4,486   1.85 to 1.40     0.00          6.33 to 5.85
                                            2006     335    15.04 to 14.11     4,967   1.85 to 1.40     0.00          0.76 to 0.31
                                            2005     362    14.92 to 14.04     5,343   1.85 to 1.40     0.00         3.40 to (0.21)
                                            2004     363    14.43 to 13.61     5,183   1.75 to 1.40     0.00          9.76 to 9.38
                                            2003     224    13.15 to 12.43     2,921   1.75 to 1.40     0.00        37.54 to 37.06
Equity-Income Series I                      2007   1,807    36.77 to 20.43    56,669   1.75 to 1.40     2.82          1.90 to 1.54
                                            2006   2,087    36.09 to 20.12    65,058   1.75 to 1.40     1.53        17.37 to 16.96
                                            2005   2,415    30.74 to 17.20    64,504   1.75 to 1.40     1.30          2.48 to 2.12
                                            2004   2,836    30.00 to 16.84    74,171   1.75 to 1.40     1.31        13.21 to 12.81
                                            2003   3,134    26.50 to 14.93    72,725   1.75 to 1.40     1.51        23.83 to 23.40
Equity-Income Series II                     2007   2,077    17.26 to 14.04    36,349   1.90 to 1.15     2.51          2.49 to 1.97
                                            2006   2,177    17.74 to 13.74    37,727   1.85 to 1.15     1.36         17.12 to 9.77
                                            2005   2,271    15.18 to 14.66    33,757   1.85 to 1.40     0.88          2.28 to 0.18
                                            2004   1,869    14.88 to 14.44    27,207   1.75 to 1.40     0.96        13.01 to 12.62
                                            2003   1,249    13.20 to 12.82    16,139   1.75 to 1.40     1.10        23.66 to 23.23
Financial Services Series I                 2007     117    16.16 to 15.78     1,856   1.75 to 1.40     1.14       (8.12) to (8.44)
                                            2006     199    17.58 to 17.24     3,472   1.75 to 1.40     0.34        21.41 to 20.99
                                            2005     163    14.48 to 14.25     2,332   1.75 to 1.40     0.41          8.25 to 7.88
                                            2004     196    13.38 to 13.21     2,605   1.75 to 1.40     0.40          8.84 to 8.46
                                            2003     237    12.29 to 12.18     2,901   1.75 to 1.40     0.16        31.72 to 31.26
Financial Services Series II                2007     295    17.09 to 13.27     5,040   1.90 to 1.15     0.90       (4.45) to (8.00)
                                            2006     309    19.16 to 14.39     5,828   1.85 to 1.15     0.20        21.07 to 14.95
                                            2005     273    15.85 to 15.57     4,303   1.85 to 1.40     0.21          8.11 to 7.17
                                            2004     287    14.70 to 14.50     4,189   1.75 to 1.40     0.25          8.55 to 8.17
                                            2003     201    13.58 to 13.41     2,705   1.75 to 1.40     0.12        31.55 to 31.09
Founding Allocation Series II               2007   5,985    12.01 to 11.95    71,857   1.90 to 1.15     1.09       (3.90) to (4.38)
Fundamental Value Series I                  2007     492    16.85 to 16.46     8,158   1.75 to 1.40     1.58          2.59 to 2.23
                                            2006     560    16.43 to 16.10     9,076   1.75 to 1.40     0.83        12.93 to 12.53
                                            2005     664    14.55 to 14.31     9,548   1.75 to 1.40     0.46          7.33 to 6.96
                                            2004     726    13.55 to 13.38     9,740   1.75 to 1.40     0.49         10.24 to 9.86
                                            2003     716    12.29 to 12.18     8,737   1.75 to 1.40     0.28        28.03 to 27.59
Fundamental Value Series II                 2007   2,595    17.85 to 14.00    45,930   1.90 to 1.15     1.18          4.11 to 2.68
                                            2006   2,101    17.92 to 13.60    36,932   1.85 to 1.15     0.59         12.66 to 8.68
                                            2005   1,514    15.91 to 15.65    23,935   1.85 to 1.40     0.21          7.19 to 4.28
                                            2004   1,169    14.86 to 14.71    17,273   1.75 to 1.40     0.35          9.89 to 9.51
                                            2003     684    13.55 to 13.43     9,220   1.75 to 1.40     0.25        27.77 to 27.33

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*    RATIO**       TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
Global Allocation Series I                  2007     168    13.06 to 12.95     2,187   1.75 to 1.40     6.09          3.66 to 3.30
                                            2006     210    12.60 to 12.39     2,641   1.75 to 1.40     1.08        11.93 to 11.54
                                            2005     250    11.25 to 11.10     2,807   1.75 to 1.40     1.00          4.73 to 4.37
                                            2004     266    10.77 to 10.62     2,853   1.75 to 1.40     1.10        11.16 to 10.77
                                            2003     383      9.72 to 9.58     3,701   1.75 to 1.40     0.42        24.67 to 24.23
Global Allocation Series II                 2007   1,249    16.49 to 13.80    19,965   1.90 to 1.15     6.28          3.66 to 3.63
                                            2006   1,090    16.41 to 13.29    17,185   1.85 to 1.15     0.73         11.71 to 6.14
                                            2005     538    14.69 to 13.74     7,720   1.85 to 1.40     0.68          4.47 to 3.14
                                            2004     278    14.06 to 13.18     3,864   1.75 to 1.40     0.74        10.96 to 10.57
                                            2003     127    12.67 to 11.91     1,591   1.75 to 1.40     0.28        24.71 to 24.28
Global Bond Series I                        2007     217    29.57 to 18.87     5,364   1.75 to 1.40     7.20          8.10 to 7.72
                                            2006     252    27.35 to 17.51     5,851   1.75 to 1.40     0.00          3.81 to 3.45
                                            2005     280    26.35 to 16.93     6,328   1.75 to 1.40     4.76      (7.84) to (8.16)
                                            2004     290    28.59 to 18.43     7,259   1.75 to 1.40     3.76          8.71 to 8.33
                                            2003     333    26.30 to 17.02     7,790   1.75 to 1.40     3.99        13.79 to 13.39
Global Bond Series II                       2007   1,202    17.65 to 13.71    20,931   1.90 to 1.15     6.99          8.09 to 6.56
                                            2006   1,045    17.40 to 12.66    17,310   1.85 to 1.15     0.00          3.61 to 1.12
                                            2005     632    16.83 to 15.99    10,257   1.85 to 1.40     3.99        (3.01) to (8.27)
                                            2004     459    18.33 to 17.49     8,103   1.75 to 1.40     2.91          8.54 to 8.16
                                            2003     316    16.93 to 16.17     5,160   1.75 to 1.40     3.49        13.57 to 13.17
Global Trust Series I                       2007     585    33.11 to 16.07    17,812   1.75 to 1.40     2.27       (0.08) to (0.43)
                                            2006     722    33.14 to 16.14    22,073   1.75 to 1.40     1.34        18.65 to 18.24
                                            2005     835    27.93 to 13.65    21,550   1.75 to 1.40     1.33          9.19 to 8.81
                                            2004   1,093    25.58 to 12.54    26,117   1.75 to 1.40     1.77        13.16 to 12.76
                                            2003   1,222    22.60 to 11.13    25,984   1.75 to 1.40     0.91        25.69 to 25.25
Global Trust Series II                      2007     432    18.85 to 18.37     8,056   1.85 to 1.40     1.25       (0.77) to (4.80)
                                            2006     252    18.91 to 18.43     4,726   1.85 to 1.40     1.11        18.43 to 17.90
                                            2005     242    15.96 to 15.60     3,839   1.85 to 1.40     1.10          8.97 to 4.62
                                            2004     156    14.65 to 14.35     2,271   1.75 to 1.40     1.22        12.94 to 12.54
                                            2003      84    12.97 to 12.74     1,084   1.75 to 1.40     0.58        25.46 to 25.02
Health Sciences Series I                    2007     207    20.25 to 19.78     4,139   1.75 to 1.40     0.00        16.03 to 15.62
                                            2006     233    17.45 to 17.11     4,022   1.75 to 1.40     0.00          6.87 to 6.50
                                            2005     244    16.33 to 16.06     3,937   1.75 to 1.40     0.00        11.08 to 10.69
                                            2004     298    14.70 to 14.51     4,345   1.75 to 1.40     0.00        13.70 to 13.30
                                            2003     322    12.93 to 12.81     4,131   1.75 to 1.40     0.00        34.32 to 33.86
Health Sciences Series II                   2007     423    21.53 to 15.55     9,050   1.90 to 1.15     0.00        16.09 to 15.60
                                            2006     452    19.12 to 13.36     8,397   1.85 to 1.15     0.00          7.16 to 6.19
                                            2005     444    17.93 to 15.95     7,782   1.85 to 1.40     0.00         10.87 to 8.29
                                            2004     437    16.17 to 14.42     6,927   1.75 to 1.40     0.00        13.44 to 13.04
                                            2003     267    14.25 to 12.75     3,722   1.75 to 1.40     0.00        34.02 to 33.56
High Income Series II                       2007      18    11.56 to 11.50       212   1.90 to 1.15    10.05       (7.56) to (8.02)
High Yield Series I                         2007     405    17.27 to 14.42     6,307   1.75 to 1.40    12.10         0.22 to (0.14)
                                            2006     576    17.23 to 14.44     8,974   1.75 to 1.40     6.86          8.84 to 8.46
                                            2005     696    15.83 to 13.31    10,061   1.75 to 1.40     4.80          2.26 to 1.90
                                            2004     904    15.48 to 13.07    12,865   1.75 to 1.40     6.35          9.51 to 9.13
                                            2003   1,398    14.14 to 11.97    18,071   1.75 to 1.40     5.11        22.72 to 22.29
High Yield Series II                        2007     542    16.93 to 13.30     9,166   1.90 to 1.15    12.03         0.20 to (1.97)
                                            2006     694    17.42 to 13.24    11,893   1.85 to 1.15     6.91          8.71 to 5.80
                                            2005     759    16.03 to 15.43    11,992   1.85 to 1.40     3.56             2.12 to 0
                                            2004     974    15.70 to 15.15    15,077   1.75 to 1.40     4.72          9.30 to 8.92
                                            2003     947    14.36 to 13.89    13,430   1.75 to 1.40     3.73        22.47 to 22.05

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*     RATIO**      TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
Income & Value Series I                     2007     691    27.87 to 15.02    16,026   1.75 to 1.40     3.93       (0.30) to (0.65)
                                            2006     832    27.95 to 15.12    19,390   1.75 to 1.40     2.08          7.16 to 6.78
                                            2005     977    26.08 to 14.16    21,592   1.75 to 1.40     1.71          3.76 to 3.40
                                            2004   1,195    25.14 to 13.70    25,291   1.75 to 1.40     1.25          6.14 to 5.77
                                            2003   1,090    23.68 to 12.95    22,537   1.75 to 1.40     1.97        24.73 to 24.29
Income & Value Series II                    2007     594    15.33 to 12.97     9,199   1.90 to 1.15     3.59         0.24 to (0.25)
                                            2006     695    15.85 to 12.97    10,855   1.85 to 1.15     1.81          6.92 to 3.62
                                            2005     739    14.82 to 14.18    10,815   1.85 to 1.40     1.48          3.53 to 1.56
                                            2004     705    14.32 to 13.73     9,986   1.75 to 1.40     0.91          5.92 to 5.55
                                            2003     418     13.52 to13.00     5,604   1.75 to 1.40     1.34        24.53 to 24.10
Independence Investment LLC Small Cap
   Series II                                2007       4    14.84 to 14.66        65   1.85 to 1.40     0.00       (1.11) to (1.56)
                                            2006       5    16.60 to 14.90        72   1.85 to 1.40     0.00          5.92 to 5.45
                                            2005       4    15.71 to 14.13        60   1.85 to 1.40     0.00        13.34 to (0.08)
Index Allocation Series II                  2007   2,939    14.07 to 13.94    41,358   1.90 to 1.15     4.15          5.33 to 5.12
                                            2006     967    13.52 to 13.21    13,001   1.85 to 1.15     2.84          8.17 to 5.51
International Core Series I                 2007     256    20.40 to 14.78     4,709   1.75 to 1.40     2.13          9.86 to 9.48
                                            2006     308    18.57 to 13.50     5,223   1.75 to 1.40     0.60        23.04 to 22.61
                                            2005     327    15.09 to 11.01     4,486   1.75 to 1.40     0.76        14.34 to 13.94
                                            2004     344     13.20 to 9.66     4,161   1.75 to 1.40     0.86        13.98 to 13.58
                                            2003     414     11.58 to 8.51     4,432   1.75 to 1.40     0.51        28.46 to 28.02
International Core Series II                2007     146    21.16 to 14.67     3,122   1.90 to 1.15     1.79          9.86 to 9.32
                                            2006     159    20.21 to 13.32     3,123   1.85 to 1.15     0.42         22.89 to 6.43
                                            2005      98    16.48 to 15.90     1,581   1.85 to 1.40     0.00        14.10 to 11.19
                                            2004      88    14.48 to 14.03     1,248   1.75 to 1.40     0.68        13.75 to 13.35
                                            2003      70    12.77 to 12.38       875   1.75 to 1.40     0.46        28.45 to 28.00
International Equity Index B Series NAV     2007     357    13.18 to 13.14     4,705   1.85 to 1.40     1.99          5.44 to 5.13
International Small Cap Series I            2007     302    28.48 to 14.79     7,175   1.75 to 1.40     2.69          8.59 to 8.21
                                            2006     360    26.22 to 13.67     8,037   1.75 to 1.40     1.17        25.96 to 25.52
                                            2005     357    20.82 to 10.89     6,725   1.75 to 1.40     0.88          8.58 to 8.20
                                            2004     449    19.17 to 10.06     7,886   1.75 to 1.40     0.13        19.38 to 18.96
                                            2003     477     16.06 to 8.46     7,213   1.75 to 1.40     0.00        52.79 to 52.26
International Small Cap Series II           2007     317    25.82 to 14.79     7,891   1.90 to 1.15     2.44          8.63 to 6.00
                                            2006     290    25.04 to 13.58     6,936   1.85 to 1.15     0.95         25.78 to 8.50
                                            2005     255    19.96 to 19.17     4,950   1.85 to 1.40     0.23          8.35 to 3.91
                                            2004     245    18.47 to 17.82     4,400   1.75 to 1.40     0.08        19.18 to 18.77
                                            2003     128    15.53 to 15.00     1,932   1.75 to 1.40     0.00        52.58 to 52.05
International Value Series I                2007     815    21.97 to 21.45    17,773   1.75 to 1.40     4.21          8.00 to 7.62
                                            2006     988    20.35 to 19.93    19,990   1.75 to 1.40     1.86        27.79 to 27.35
                                            2005   1,098    15.92 to 15.65    17,391   1.75 to 1.40     0.49          9.01 to 8.63
                                            2004     466    14.61 to 14.40     6,761   1.75 to 1.40     1.26        19.85 to 19.43
                                            2003     442    12.19 to 12.05     5,361   1.75 to 1.40     0.81        42.85 to 42.35
International Value Series II               2007   1,141    24.28 to 15.28    27,912   1.90 to 1.15     3.64         10.80 to 8.10
                                            2006   1,023    24.17 to 14.10    23,440   1.85 to 1.15     1.67        27.48 to 12.65
                                            2005   1,029    19.01 to 17.87    18,690   1.85 to 1.40     0.60          8.78 to 5.30
                                            2004     790    17.52 to 16.55    13,194   1.75 to 1.40     0.98        19.68 to 19.26
                                            2003     548    14.67 to 13.88     7,675   1.75 to 1.40     0.64        42.51 to 42.01
Invesco Utilities                           2007      --    31.72 to 31.08        --   1.85 to 1.40     0.00        14.62 to 14.44
                                            2006      58    27.68 to 27.16     1,592   1.85 to 1.40     3.36        23.72 to 23.17
                                            2005      64    22.37 to 22.05     1,422   1.85 to 1.40     2.49         15.22 to 1.21
                                            2004      53    19.42 to 19.27     1,023   1.75 to 1.40     1.93        21.84 to 21.41

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*     RATIO**      TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
Investment Quality Bond Series I            2007     456    27.80 to 17.24     9,925   1.75 to 1.40     8.82          4.72 to 4.35
                                            2006     545    26.55 to 16.52    11,394   1.75 to 1.40     6.35          2.13 to 1.78
                                            2005     659    25.99 to 16.23    13,684   1.75 to 1.40     5.85          0.84 to 0.49
                                            2004     812    25.78 to 16.15    17,006   1.75 to 1.40     6.00          3.35 to 2.99
                                            2003     953    24.94 to 15.68    19,568   1.75 to 1.40     5.30          5.83 to 5.46
Investment Quality Bond Series II           2007   1,980    15.17 to 13.63    30,162   1.90 to 1.15     8.71          4.70 to 2.41
                                            2006   1,826    14.94 to 12.99    26,873   1.85 to 1.15     5.47          4.16 to 1.47
                                            2005   1,168    14.66 to 14.42    17,007   1.85 to 1.40     3.82         0.61 to (0.28)
                                            2004     499    14.57 to 14.44     7,232   1.75 to 1.40     5.22          3.19 to 2.83
                                            2003     466    14.15 to 14.04     6,562   1.75 to 1.40     4.25          5.75 to 5.38
John Hancock International Equity Index
   Series I                                 2007      82    23.76 to 23.45     1,939   1.75 to 1.40     3.68        13.81 to 13.41
                                            2006      82    20.87 to 20.68     1,708   1.75 to 1.40     0.81        23.75 to 23.31
                                            2005      65    16.87 to 16.77     1,087   1.75 to 1.40     0.94        15.00 to 14.60
                                            2004      69    14.67 to 14.64     1,006   1.75 to 1.40     0.48        17.35 to 17.08
John Hancock International Equity Index
   Series II                                2007     188    23.58 to 23.19     4,401   1.85 to 1.40     3.48        13.55 to 13.04
                                            2006     199    20.76 to 20.52     4,102   1.85 to 1.40     0.61        23.52 to 22.97
                                            2005     184    16.81 to 16.68     3,077   1.85 to 1.40     0.71        14.78 to 11.46
                                            2004     166    16.65 to 14.61     2,436   1.75 to 1.40     0.38        17.17 to 16.89
John Hancock Strategic Income Series II     2007     136    14.45 to 14.22     1,943   1.85 to 1.40     1.77          4.06 to 3.59
                                            2006     163    13.89 to 13.73     2,244   1.85 to 1.40     3.01          2.43 to 1.97
                                            2005     127    13.56 to 13.46     1,719   1.85 to 1.40     4.43          0.73 to 0.23
                                            2004      55    13.48 to 13.45       746   1.75 to 1.40     1.87          7.86 to 7.61
Large Cap Value Series I                    2007     101    25.27 to 24.86     2,535   1.75 to 1.40     0.94          2.92 to 2.56
                                            2006     123    24.56 to 24.24     2,993   1.75 to 1.40     0.00          1.48 to 1.45
Large Cap Value Series II                   2007     297    25.22 to 24.70     7,440   1.85 to 1.40     0.62          2.73 to 2.26
                                            2006     356    24.55 to 24.15     8,694   1.85 to 1.40     0.26        14.15 to 13.64
                                            2005     232    21.51 to 21.25     4,959   1.85 to 1.40     0.00         13.66 to 3.74
                                            2004     136    18.92 to 18.81     2,557   1.75 to 1.40     0.89        19.84 to 19.42
                                            2003      28    15.79 to 15.75       438   1.75 to 1.40     0.00        26.32 to 26.03
Lifestyle Aggressive Series I               2007     277    20.14 to 15.61     4,983   1.75 to 1.40     9.33          7.03 to 6.66
                                            2006     320    18.82 to 14.63     5,390   1.75 to 1.40     7.66        13.86 to 13.46
                                            2005     378    16.53 to 12.90     5,514   1.75 to 1.40     1.92          9.10 to 8.72
                                            2004     442    15.15 to 11.86     6,042   1.75 to 1.40     0.77        14.44 to 14.04
                                            2003     437    13.24 to 10.40     5,216   1.75 to 1.40     0.41        33.04 to 32.57
Lifestyle Aggressive Series II              2007   2,375    19.63 to 14.00    46,731   1.90 to 1.15     9.28          7.57 to 7.16
                                            2006   3,106    18.89 to 13.01    58,044   1.85 to 1.15     7.68         13.59 to 4.07
                                            2005   3,243    16.63 to 16.36    53,631   1.85 to 1.40     1.84          8.94 to 4.45
                                            2004   3,055    15.26 to 15.12    46,433   1.75 to 1.40     0.63        14.44 to 14.04
                                            2003   1,816    13.34 to 13.26    24,167   1.75 to 1.40     0.14        33.04 to 32.57
Lifestyle Balanced Series I                 2007   2,442    23.06 to 16.92    47,729   1.75 to 1.40     7.57          4.98 to 4.61
                                            2006   2,969    21.97 to 16.17    56,071   1.75 to 1.40     5.48        11.17 to 10.78
                                            2005   3,308    19.76 to 14.60    56,410   1.75 to 1.40     3.96          5.40 to 5.03
                                            2004   3,491    18.75 to 13.90    56,752   1.75 to 1.40     2.24        11.91 to 11.52
                                            2003   3,340    16.75 to 12.46    48,820   1.75 to 1.40     2.37        22.25 to 21.83
Lifestyle Balanced Series II                2007  47,212    18.48 to 13.95   828,590   1.90 to 1.15     7.40          5.04 to 4.60
                                            2006  36,439    18.14 to 13.22   636,831   1.85 to 1.15     4.89         10.95 to 5.74
                                            2005  24,002    16.35 to 15.98   388,167   1.85 to 1.40     3.17          5.32 to 2.07
                                            2004  11,111    15.52 to 15.21   171,110   1.75 to 1.40     1.43        11.83 to 11.44
                                            2003   4,784    13.88 to 13.64    66,050   1.75 to 1.40     1.47        22.25 to 21.83

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*    RATIO**       TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
Lifestyle Conservative Series I             2007     810    22.23 to 17.08    15,463   1.75 to 1.40     8.00          3.91 to 3.54
                                            2006     856    21.39 to 16.50    15,451   1.75 to 1.40     4.62          6.93 to 6.56
                                            2005     906    20.01 to 15.48    15,367   1.75 to 1.40     4.82          1.46 to 1.10
                                            2004     951    19.72 to 15.31    16,109   1.75 to 1.40     3.70          7.07 to 6.70
                                            2003   1,202    18.42 to 14.35    19,071   1.75 to 1.40     3.68         10.00 to 9.62
Lifestyle Conservative Series II            2007   5,317    16.03 to 13.71    84,601   1.90 to 1.15     8.10          3.96 to 2.30
                                            2006   4,437    15.90 to 13.12    69,236   1.85 to 1.15     4.41          6.63 to 4.99
                                            2005   3,608    14.91 to 14.67    53,306   1.85 to 1.40     4.29          1.38 to 0.19
                                            2004   2,223    14.71 to 14.57    32,473   1.75 to 1.40     3.04          7.00 to 6.62
                                            2003   1,460    13.74 to 13.67    19,983   1.75 to 1.40     2.53         10.00 to 9.62
Lifestyle Growth Series I                   2007   1,701    22.08 to 16.12    32,488   1.75 to 1.40     7.74          6.02 to 5.65
                                            2006   1,922    20.82 to 15.25    34,748   1.75 to 1.40     6.04        11.93 to 11.54
                                            2005   1,986    18.61 to 13.68    32,112   1.75 to 1.40     2.86          7.16 to 6.78
                                            2004   2,178    17.36 to 12.81    33,490   1.75 to 1.40     1.45        12.99 to 12.60
                                            2003   2,185    15.37 to 11.37    29,888   1.75 to 1.40     1.20        27.75 to 27.30
Lifestyle Growth Series II                  2007  55,721    18.95 to 13.94   992,822   1.90 to 1.15     7.32          6.03 to 5.96
                                            2006  39,974    18.43 to 13.09   706,919   1.85 to 1.15     5.22         11.71 to 4.69
                                            2005  22,032    16.49 to 16.14   359,838   1.85 to 1.40     2.29          7.01 to 3.18
                                            2004  10,656    15.41 to 15.12   163,056   1.75 to 1.40     0.83        13.00 to 12.61
                                            2003   3,499    13.64 to 13.42    47,509   1.75 to 1.40     0.52        27.64 to 27.20
Lifestyle Moderate Series I                 2007   1,329    22.62 to 16.73    24,871   1.75 to 1.40     7.57          3.82 to 3.46
                                            2006   1,517    21.79 to 16.17    27,295   1.75 to 1.40     4.68          8.88 to 8.51
                                            2005   1,618    20.01 to 14.90    26,757   1.75 to 1.40     4.20          2.71 to 2.35
                                            2004   1,721    19.48 to 14.56    28,156   1.75 to 1.40     2.90          9.49 to 9.11
                                            2003   1,737    17.79 to 13.35    26,228   1.75 to 1.40     3.07        16.19 to 15.78
Lifestyle Moderate Series II                2007  13,562    17.01 to 13.73   224,500   1.90 to 1.15     7.54          3.88 to 2.82
                                            2006  10,417    16.89 to 13.15   171,943   1.85 to 1.15     4.21          8.65 to 5.24
                                            2005   7,557    15.54 to 15.29   116,397   1.85 to 1.40     3.53          2.56 to 1.04
                                            2004   4,269    15.15 to 15.00    64,245   1.75 to 1.40     1.99          9.49 to 9.11
                                            2003   1,961    13.83 to 13.73    27,023   1.75 to 1.40     1.79        16.19 to 15.78
LMFC Core Equity Series II                  2007     400    14.02 to 12.46     5,664   1.90 to 1.15     0.00       (5.72) to (7.14)
                                            2006     425    15.42 to 13.39     6,530   1.85 to 1.15     0.00          7.37 to 4.53
                                            2005     360    14.68 to 14.58     5,273   1.85 to 1.40     0.00          4.30 to 2.92
                                            2004     128    14.08 to 14.05     1,795   1.75 to 1.40     0.00        12.63 to 12.37
Marisco International Opportunities
   Series II                                2007     256    21.88 to 15.80     5,511   1.90 to 1.15     1.39        21.50 to 18.39
                                            2006     166    18.78 to 13.31     3,092   1.85 to 1.15     0.27         22.18 to 6.37
                                            2005      39    15.37 to 15.32       601   1.85 to 1.40     0.00        22.94 to 17.57
Mid Cap Index Series I                      2007     128    20.66 to 20.08     2,618   1.75 to 1.40     1.30          6.01 to 5.64
                                            2006     134    19.49 to 19.01     2,584   1.75 to 1.40     0.62          8.19 to 7.82
                                            2005     126    18.01 to 17.63     2,256   1.75 to 1.40     0.50        10.47 to 10.08
                                            2004     136    16.30 to 16.02     2,201   1.75 to 1.40     0.39        14.21 to 13.81
                                            2003     146    14.27 to 14.07     2,073   1.75 to 1.40     0.00        32.70 to 32.23
Mid Cap Index Series II                     2007     678    18.51 to 13.48    12,705   1.90 to 1.15     0.85          6.10 to 3.01
                                            2006     574    18.59 to 12.70    10,240   1.85 to 1.15     0.44         7.93 to (0.70)
                                            2005     431    17.27 to 16.40     7,185   1.85 to 1.40     0.33         10.24 to 1.77
                                            2004     416    15.70 to 14.98     6,308   1.75 to 1.40     0.25        14.04 to 13.64
                                            2003     280    13.80 to 13.19     3,735   1.75 to 1.40     0.00        32.46 to 31.99
Mid Cap Intersection Series II              2007       5    11.53 to 11.47        58   1.90 to 1.15     0.00       (7.75) to (8.21)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*    RATIO**       TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
Mid Cap Stock Series I                      2007     933    20.27 to 20.12    18,819   1.75 to 1.40     0.00        21.85 to 21.42
                                            2006   1,178    16.70 to 16.20    19,508   1.75 to 1.40     0.00        11.97 to 11.58
                                            2005   1,312    14.96 to 14.50    19,434   1.75 to 1.40     0.00        12.98 to 12.59
                                            2004     659    13.29 to 12.87     8,666   1.75 to 1.40     0.00        17.38 to 16.97
                                            2003     704    11.36 to 10.99     7,898   1.75 to 1.40     0.00        40.35 to 39.86
Mid Cap Stock Series II                     2007     978    24.73 to 15.63    24,028   1.90 to 1.15     0.00        22.51 to 21.93
                                            2006   1,016    20.92 to 12.79    20,875   1.85 to 1.15     0.00         11.73 to 2.16
                                            2005   1,037    18.72 to 17.62    19,220   1.85 to 1.40     0.00         12.84 to 8.02
                                            2004     769    16.59 to 15.65    12,646   1.75 to 1.40     0.00        17.10 to 16.69
                                            2003     495    14.17 to 13.40     6,967   1.75 to 1.40     0.00        40.00 to 39.51
Mid Cap Value Series I                      2007     397    20.42 to 19.94     8,001   1.75 to 1.40     1.09       (0.71) to (1.06)
                                            2006     513    20.56 to 20.16    10,450   1.75 to 1.40     0.72        10.71 to 10.33
                                            2005     664    18.57 to 18.27    12,224   1.75 to 1.40     0.45          6.51 to 6.13
                                            2004     676    17.44 to 17.21    11,703   1.75 to 1.40     0.49        22.73 to 22.30
                                            2003     594    14.21 to 14.08     8,390   1.75 to 1.40     0.41        23.62 to 23.18
Mid Cap Value Series II                     2007   1,036    19.09 to 18.61    19,694   1.85 to 1.40     0.73       (0.90) to (1.35)
                                            2006   1,255    20.07 to 18.86    24,092   1.85 to 1.40     0.52         10.48 to 9.98
                                            2005   1,404    18.21 to 17.15    24,444   1.85 to 1.40     0.25         6.27 to (0.03)
                                            2004   1,329    17.18 to 16.25    21,808   1.75 to 1.40     0.36        22.48 to 22.06
                                            2003     916    14.06 to 13.32    12,294   1.75 to 1.40     0.29        23.40 to 22.97
Money Market B Series NAV                   2007     422    12.77 to 12.73     5,378   1.85 to 1.40     3.05          2.14 to 1.84
Money Market Series I                       2007   1,469    18.37 to 13.41    23,080   1.75 to 1.40     4.47          3.10 to 2.74
                                            2006   1,593    17.82 to 13.05    24,875   1.75 to 1.40     4.35          2.99 to 2.63
                                            2005   1,956    17.30 to 12.71    29,884   1.75 to 1.40     2.61          1.24 to 0.89
                                            2004   1,963    17.09 to 12.59    29,824   1.75 to 1.40     0.80       (0.60) to (0.95)
                                            2003   2,678    17.19 to 12.70    40,217   1.75 to 1.40     0.60       (0.82) to (1.16)
Money Market Series II                      2007   4,050    13.17 to 12.71    52,315   1.90 to 1.15     4.17          3.15 to 1.95
                                            2006   2,653    12.77 to 12.45    33,361   1.85 to 1.15     4.20          2.79 to 1.81
                                            2005   1,716    12.37 to 12.16    21,020   1.85 to 1.40     2.42          1.04 to 0.47
                                            2004   1,606    12.24 to 12.13    19,536   1.75 to 1.40     0.53       (0.80) to (1.14)
                                            2003   1,567    12.34 to 12.26    19,245   1.75 to 1.40     0.37       (1.01) to (1.36)
Natural Resources Series II                 2007     464    51.23 to 17.13    21,904   1.90 to 1.15     0.81        41.55 to 38.82
                                            2006     389    37.87 to 12.31    14,264   1.85 to 1.15     0.40        20.34 to (1.62)
                                            2005     387    31.46 to 31.09    12,127   1.85 to 1.40     0.00        44.39 to 14.68
                                            2004     239    21.79 to 21.67     5,201   1.75 to 1.40     0.05        22.32 to 21.89
                                            2003      82    17.82 to 17.77     1,464   1.75 to 1.40     0.00        42.52 to 42.20
Pacific Rim Series I                        2007     145    17.28 to 14.92     2,217   1.75 to 1.40     1.73          7.62 to 7.24
                                            2006     221    16.12 to 13.52     3,135   1.75 to 1.40     0.97          9.51 to 9.12
                                            2005     277    14.77 to 12.38     3,580   1.75 to 1.40     0.92        24.01 to 23.58
                                            2004     269    11.95 to 10.01     2,804   1.75 to 1.40     0.47        15.27 to 14.87
                                            2003     271     10.40 to 8.70     2,433   1.75 to 1.40     0.14        38.77 to 38.28
Pacific Rim Series II                       2007     196    22.37 to 13.20     4,315   1.90 to 1.15     1.48          7.59 to 5.03
                                            2006     187    22.84 to 12.24     3,969   1.85 to 1.15     0.76         9.38 to (2.18)
                                            2005     208    20.94 to 19.28     4,083   1.85 to 1.40     0.65        23.68 to 20.11
                                            2004     130    16.97 to 15.70     2,069   1.75 to 1.40     0.37        15.17 to 14.77
                                            2003      90    14.77 to 13.68     1,236   1.75 to 1.40     0.09        38.57 to 38.09
PIM Classic Value Series II                 2007     129    14.30 to 11.84     1,831   1.90 to 1.15     1.35     (12.77) to (13.81)
                                            2006     143    16.94 to 13.70     2,389   1.85 to 1.15     0.98         14.23 to 9.49
                                            2005      86    14.83 to 14.72     1,274   1.85 to 1.40     0.42          7.71 to 3.37
                                            2004      55    13.77 to 13.74       758   1.75 to 1.40     0.27         10.15 to 9.89

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*    RATIO**       TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
PIMCO VIT All Asset Series II               2007     225    15.88 to 15.62     3,545   1.85 to 1.40     6.40          6.49 to 6.01
                                            2006     323    14.91 to 14.74     4,792   1.85 to 1.40     4.76          2.91 to 2.45
                                            2005     376    14.49 to 14.38     5,435   1.85 to 1.40     4.34          4.47 to 1.39
                                            2004     160    13.87 to 13.84     2,215   1.75 to 1.40     5.87        10.97 to 10.72
Quantitative All Cap Series II              2007     578    21.54 to 21.09    12,353   1.85 to 1.40     0.83         1.66 to (3.88)
                                            2006      25    21.09 to 20.75       524   1.85 to 1.40     0.74        13.32 to 12.81
                                            2005      34    18.61 to 18.39       631   1.85 to 1.40     0.89          6.86 to 2.59
                                            2004      20    17.42 to 17.32       352   1.75 to 1.40     0.79        13.08 to 12.68
Quantitative Mid Cap Series I               2007      24    13.63 to 13.31       319   1.75 to 1.40     0.39       (3.44) to (3.78)
                                            2006      34    14.11 to 13.84       473   1.75 to 1.40     0.00          2.65 to 2.29
                                            2005      47    13.75 to 13.53       647   1.75 to 1.40     0.00        12.05 to 11.66
                                            2004     138    12.27 to 12.11     1,686   1.75 to 1.40     0.00        16.56 to 16.15
                                            2003      44    10.53 to 10.43       466   1.75 to 1.40     0.00        36.61 to 36.13
Quantitative Mid Cap Series II              2007     188    17.29 to 16.86     3,198   1.85 to 1.40     0.24       (3.99) to (9.29)
                                            2006      63    17.93 to 17.43     1,111   1.85 to 1.40     0.00          2.35 to 1.89
                                            2005      78    17.52 to 17.07     1,351   1.85 to 1.40     0.00         11.81 to 2.60
                                            2004      83    15.67 to 15.31     1,286   1.75 to 1.40     0.00        16.25 to 15.84
                                            2003      39    13.48 to 13.20       519   1.75 to 1.40     0.00        36.40 to 35.93
Quantitative Value Series II                2007     234    17.36 to 17.07     4,042   1.85 to 1.40     0.97      (7.14) to (10.66)
                                            2006      10    18.61 to 18.38       191   1.85 to 1.40     1.02        19.37 to 18.84
                                            2005       8    15.59 to 15.47       124   1.85 to 1.40     0.00          7.31 to 2.05
                                            2004       7    15.52 to 14.49       108   1.75 to 1.40     0.00        16.20 to 15.93
Real Estate Securities Series I             2007     202    31.82 to 30.46     6,284   1.75 to 1.40     2.57     (16.79) to (17.08)
                                            2006     296    38.25 to 36.74    11,138   1.75 to 1.40     1.81        36.19 to 35.72
                                            2005     322    28.03 to 27.07     8,898   1.75 to 1.40     2.02         10.30 to 9.92
                                            2004     379    25.46 to 24.63     9,520   1.75 to 1.40     2.48        30.20 to 29.74
                                            2003     422    19.56 to 18.98     8,165   1.75 to 1.40     2.54        37.21 to 36.74
Real Estate Securities Series II            2007     620    25.48 to 13.06    15,632   1.90 to 1.15     1.92     (16.74) to (19.48)
                                            2006     503    33.50 to 15.65    15,580   1.85 to 1.15     1.58        35.91 to 25.03
                                            2005     509    24.71 to 22.84    11,818   1.85 to 1.40     1.51        10.11 to (2.97)
                                            2004     473    22.50 to 20.89     9,995   1.75 to 1.40     1.92        29.93 to 29.48
                                            2003     316    17.36 to 16.13     5,149   1.75 to 1.40     2.07        37.00 to 36.53
Real Return Bond Series II                  2007     707    15.03 to 14.72    10,531   1.85 to 1.40     6.47          9.54 to 9.05
                                            2006     797    13.72 to 13.50    10,855   1.85 to 1.40     2.49       (1.20) to (1.64)
                                            2005   1,190    13.89 to 13.72    16,445   1.85 to 1.40     0.12         0.12 to (0.54)
                                            2004     895    13.92 to 13.84    12,407   1.75 to 1.40     0.25          7.21 to 6.84
                                            2003     327    12.98 to 12.95     4,232   1.75 to 1.40     0.00          3.84 to 3.60
Science & Technology Series I               2007   1,171     15.21 to 5.33    12,658   1.75 to 1.40     0.00        17.89 to 17.48
                                            2006   1,477     12.90 to 4.53    13,945   1.75 to 1.40     0.00          4.06 to 3.70
                                            2005   1,845     12.40 to 4.37    16,503   1.75 to 1.40     0.00          0.67 to 0.32
                                            2004   2,215     12.31 to 4.36    19,863   1.75 to 1.40     0.00       (0.53) to (0.88)
                                            2003   2,590     12.38 to 4.40    23,957   1.75 to 1.40     0.00        48.31 to 47.79
Science & Technology Series II              2007     408    16.38 to 14.93     6,675   1.90 to 1.15     0.00        18.84 to 17.90
                                            2006     413    14.32 to 11.23     5,689   1.85 to 1.15     0.00          3.91 to 0.92
                                            2005     483    13.79 to 10.83     6,362   1.85 to 1.40     0.00         0.41 to (1.28)
                                            2004     577    13.73 to 10.81     7,605   1.75 to 1.40     0.00       (0.62) to (0.97)
                                            2003     400    13.81 to 10.91     5,261   1.75 to 1.40     0.00        48.37 to 47.86
Scudder Blue Chip -- B                      2007      --    25.00 to 24.49        --   1.85 to 1.40     0.69          5.96 to 5.80
                                            2006     194    23.59 to 23.15     4,533   1.85 to 1.40     0.47        13.59 to 13.08
                                            2005     215    20.77 to 20.47     4,445   1.85 to 1.40     0.57          8.16 to 3.55
                                            2004     216    19.20 to 19.05     4,122   1.75 to 1.40     0.21        13.94 to 13.55
                                            2003     104    16.85 to 16.78     1,743   1.75 to 1.40     0.00        25.00 to 24.57

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*    RATIO**       TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
Scudder Bond -- B                           2007      --  $13.08 to $12.96  $     --  1.85% to 1.40%    4.01%        1.34% to 1.19%
                                            2006      39    12.91 to 12.81       507   1.85 to 1.40     1.51          2.88 to 2.42
                                            2005      12    12.55 to 12.51       154   1.85 to 1.40     0.00         0.37 to (0.35)
Scudder Capital Growth -- B                 2007      --    21.82 to 21.37        --   1.85 to 1.40     0.25          5.65 to 5.49
                                            2006     386    20.65 to 20.26     7,913   1.85 to 1.40     0.18          6.67 to 6.19
                                            2005     289    19.36 to 19.08     5,560   1.85 to 1.40     0.22          7.01 to 1.77
                                            2004      83    18.09 to 17.95     1,491   1.75 to 1.40     0.15          6.06 to 5.69
                                            2003      45    17.06 to 16.98       758   1.75 to 1.40     0.00        24.76 to 24.32
Scudder Conservative Allocation -- B        2007      --    15.17 to 14.94        --   1.85 to 1.40     2.08          3.62 to 3.17
                                            2006     621    14.64 to 14.48     9,027   1.85 to 1.40     1.18          7.30 to 6.82
                                            2005     475    13.64 to 13.56     6,458   1.85 to 1.40     0.00          2.93 to 0.77
                                            2004     148    13.26 to 13.24     1,965   1.75 to 1.40     0.00          6.04 to 5.90
Scudder Contrarian Value -- B               2007      --    23.65 to 22.31        --   1.85 to 1.40     1.39          5.51 to 5.34
                                            2006     213    22.42 to 21.18     4,743   1.85 to 1.40     1.19        13.37 to 12.86
                                            2005     236    19.77 to 18.76     4,640   1.85 to 1.40     1.49         0.43 to (0.18)
                                            2004     256    19.74 to 19.59     5,038   1.75 to 1.40     1.10          8.12 to 7.74
                                            2003      86    18.26 to 18.18     1,570   1.75 to 1.40     0.00        30.35 to 29.90
Scudder Davis Venture Value -- B            2007      --    25.20 to 24.69        --   1.85 to 1.40     0.32          4.92 to 4.76
                                            2006     314    24.02 to 23.56     7,463   1.85 to 1.40     0.29        12.76 to 12.25
                                            2005     367    21.30 to 20.99     7,754   1.85 to 1.40     0.37          7.71 to 4.59
                                            2004     333    19.77 to 19.62     6,549   1.75 to 1.40     0.03          9.86 to 9.48
                                            2003     137    18.00 to 17.92     2,465   1.75 to 1.40     0.00        27.62 to 27.18
Scudder Dreman High Return Equity -- B      2007      --    27.03 to 26.48        --   1.85 to 1.40     1.06          3.29 to 3.13
                                            2006     524    26.17 to 25.68    13,599   1.85 to 1.40     1.19        16.57 to 16.05
                                            2005     369    22.45 to 22.12     8,238   1.85 to 1.40     1.34          6.02 to 1.89
                                            2004     324    21.17 to 21.01     6,821   1.75 to 1.40     1.06        12.04 to 11.65
                                            2003     162    18.90 to 18.82     3,047   1.75 to 1.40     0.00        29.66 to 29.21
Scudder Dreman Small Cap Value -- B         2007      --    33.62 to 32.93        --   1.85 to 1.40     0.58          7.06 to 6.90
                                            2006     199    31.40 to 30.81     6,209   1.85 to 1.40     0.40        22.86 to 22.31
                                            2005     233    25.56 to 25.19     5,912   1.85 to 1.40     0.36         8.26 to (0.23)
                                            2004     216    23.61 to 23.42     5,071   1.75 to 1.40     0.36        23.77 to 23.34
                                            2003      90    19.07 to 18.99     1,720   1.75 to 1.40     0.00        39.68 to 39.19
Scudder Equity Index 500 -- B               2007     308    23.08 to 22.54     7,045   1.85 to 1.40     1.19          3.38 to 2.92
                                            2006     372    22.32 to 21.90     8,245   1.85 to 1.40     0.89        13.61 to 13.10
                                            2005     476    19.65 to 19.36     9,288   1.85 to 1.40     0.00                0 to 0
Scudder Fixed Income -- B                   2007     406    14.13 to 13.80     5,693   1.85 to 1.40     4.18          2.30 to 1.83
                                            2006     550    13.82 to 13.55     7,540   1.85 to 1.40     3.10          2.45 to 1.99
                                            2005     567    13.48 to 13.30     7,593   1.85 to 1.40     2.96         0.44 to (0.52)
                                            2004     573    13.43 to 13.32     7,664   1.75 to 1.40     2.24          2.65 to 2.29
                                            2003     228    13.08 to 13.02     2,967   1.75 to 1.40     0.00          3.30 to 2.94
Scudder Global Blue Chip -- B               2007      --    32.98 to 32.31        --   1.85 to 1.40     0.25          9.31 to 9.14
                                            2006      64    30.17 to 29.60     1,908   1.85 to 1.40     0.22        27.85 to 27.28
                                            2005      97    23.60 to 23.26     2,276   1.85 to 1.40     0.00        20.80 to 13.19
                                            2004      73    19.54 to 19.38     1,413   1.75 to 1.40     0.56        12.74 to 12.34
                                            2003      35    17.33 to 17.25       599   1.75 to 1.40     0.00        27.17 to 26.73
Scudder Global Discovery -- B               2007      --    39.43 to 38.62        --   1.85 to 1.40     0.99        10.38 to 10.21
                                            2006      86    35.72 to 35.04     3,039   1.85 to 1.40     0.88        20.19 to 19.65
                                            2005      84    29.72 to 29.29     2,477   1.85 to 1.40     0.30         16.43 to 7.64
                                            2004      51    25.52 to 25.33     1,294   1.75 to 1.40     0.00        21.41 to 20.98
                                            2003      20    21.02 to 20.93       410   1.75 to 1.40     0.00        46.70 to 46.19

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*    RATIO**       TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
Scudder Government Securities -- B          2007      --  $13.47 to $13.19  $     --  1.85% to 1.40%    4.52%        1.10% to 0.95%
                                            2006     236    13.32 to 13.07     3,119   1.85 to 1.40     3.57          2.30 to 1.85
                                            2005     279    13.02 to 12.83     3,610   1.85 to 1.40     3.64          0.82 to 0.29
                                            2004     282    12.91 to 12.81     3,620   1.75 to 1.40     2.43          1.92 to 1.56
                                            2003     199    12.67 to 12.61     2,510   1.75 to 1.40     0.00          0.41 to 0.06
Scudder Growth & Income -- B                2007      --    22.29 to 21.84        --   1.85 to 1.40     0.83          3.60 to 3.44
                                            2006     201    21.52 to 21.11     4,287   1.85 to 1.40     0.61        11.71 to 11.21
                                            2005     208    19.26 to 18.98     3,983   1.85 to 1.40     0.78          4.27 to 1.64
                                            2004     166    18.47 to 18.33     3,061   1.75 to 1.40     0.41          8.25 to 7.87
                                            2003      57    17.06 to 16.99       967   1.75 to 1.40     0.00        24.79 to 24.35
Scudder Growth Allocation -- B              2007      --    16.73 to 16.48        --   1.85 to 1.40     2.05          5.00 to 4.55
                                            2006   2,231    15.93 to 15.76    35,350   1.85 to 1.40     0.78        11.10 to 10.60
                                            2005   2,170    14.34 to 14.25    31,025   1.85 to 1.40     0.00          4.55 to 1.75
                                            2004     502    13.72 to 13.70     6,878   1.75 to 1.40     0.00          9.72 to 9.58
Scudder Health Sciences -- B                2007      --    22.28 to 21.82        --   1.85 to 1.40     0.00          8.75 to 8.59
                                            2006     129    20.48 to 20.10     2,626   1.85 to 1.40     0.00          4.31 to 3.84
                                            2005     144    19.64 to 19.35     2,813   1.85 to 1.40     0.00          6.56 to 0.31
                                            2004     134    18.43 to 18.28     2,452   1.75 to 1.40     0.00          7.64 to 7.27
                                            2003      69    17.12 to 17.05     1,186   1.75 to 1.40     0.00        31.36 to 30.90
Scudder High Income -- B                    2007      --    20.58 to 20.16        --   1.85 to 1.40     7.38          3.39 to 3.23
                                            2006     180    19.91 to 19.53     3,555   1.85 to 1.40     7.78          8.59 to 8.10
                                            2005     205    18.33 to 18.07     3,726   1.85 to 1.40     9.85          1.98 to 0.07
                                            2004     237    17.98 to 17.84     4,240   1.75 to 1.40     5.48        10.52 to 10.13
                                            2003     119    16.26 to 16.19     1,924   1.75 to 1.40     0.00        22.42 to 21.99
Scudder International -- B                  2007      --    29.51 to 28.90        --   1.85 to 1.40     1.97          8.70 to 8.53
                                            2006     181    27.14 to 26.63     4,878   1.85 to 1.40     1.52        23.70 to 23.15
                                            2005     172    21.94 to 21.63     3,746   1.85 to 1.40     1.38        14.11 to 10.68
                                            2004     190    19.23 to 19.08     3,634   1.75 to 1.40     0.83        14.62 to 14.22
                                            2003      73    16.78 to 16.70     1,229   1.75 to 1.40     0.00        25.75 to 25.31
Scudder International Select Equity -- B    2007      --    30.46 to 29.84        --   1.85 to 1.40     2.25          9.34 to 9.18
                                            2006     135    27.86 to 27.34     3,734   1.85 to 1.40     1.59        23.32 to 22.77
                                            2005     152    22.59 to 22.27     3,400   1.85 to 1.40     2.22         12.42 to 9.59
                                            2004     123    20.10 to 19.94     2,464   1.75 to 1.40     0.53        16.20 to 15.79
                                            2003      43    17.30 to 17.22       734   1.75 to 1.40     0.00        27.63 to 27.18
Scudder Janus Growth & Income -- B          2007      --    22.21 to 21.76        --   1.85 to 1.40     0.20          4.02 to 3.86
                                            2006     103    21.35 to 20.95     2,177   1.85 to 1.40     0.24          6.49 to 6.01
                                            2005     126    20.05 to 19.76     2,503   1.85 to 1.40     0.00         10.16 to 5.78
                                            2004     114    18.20 to 18.06     2,060   1.75 to 1.40     0.00          9.54 to 9.15
                                            2003      57    16.62 to 16.55       946   1.75 to 1.40     0.00        22.22 to 21.79
Scudder Mid Cap Growth -- B                 2007      --    26.77 to 26.22        --   1.85 to 1.40     0.00          9.66 to 9.49
                                            2006      69    24.41 to 23.95     1,660   1.85 to 1.40     0.00          9.01 to 8.52
                                            2005      61    22.39 to 22.07     1,363   1.85 to 1.40     0.00         13.06 to 2.24
                                            2004      67    19.81 to 19.65     1,311   1.75 to 1.40     0.00          2.16 to 1.81
                                            2003      37    19.39 to 19.30       718   1.75 to 1.40     0.00        31.58 to 31.12
Scudder Moderate Allocation -- B            2007      --    15.93 to 15.69        --   1.85 to 1.40     2.23          4.26 to 3.82
                                            2006   1,729    15.28 to 15.11    26,279   1.85 to 1.40     0.85          9.40 to 8.91
                                            2005   1,630    13.96 to 13.88    22,690   1.85 to 1.40     0.00          3.60 to 1.18
                                            2004     652    13.48 to 13.46     8,788   1.75 to 1.40     0.00          7.83 to 7.69

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*    RATIO**       TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
Scudder Money Market -- B                   2007      --  $12.87 to $12.61  $     --  1.85% to 1.40%    1.74%        1.05% to 0.89%
                                            2006     253    12.73 to 12.49     3,173   1.85 to 1.40     4.16          2.80 to 2.34
                                            2005     305    12.39 to 12.21     3,738   1.85 to 1.40     2.49          1.01 to 0.48
                                            2004     193    12.26 to 12.17     2,351   1.75 to 1.40     0.50       (0.88) to (1.22)
                                            2003     326    12.37 to 12.32     4,023   1.75 to 1.40     0.18       (0.98) to (1.32)
Scudder Real Estate -- B                    2007      --    30.08 to 29.54        --   1.85 to 1.40     0.79          2.83 to 2.67
                                            2006     176    29.25 to 28.78     5,127   1.85 to 1.40     0.00        35.23 to 34.62
                                            2005     204    21.63 to 21.38     4,383   1.85 to 1.40     2.23         9.77 to (3.31)
                                            2004     212    19.71 to 19.59     4,174   1.75 to 1.40     0.60        28.91 to 28.46
                                            2003     108    15.29 to 15.25     1,654   1.75 to 1.40     0.00        22.30 to 22.02
Scudder Small Cap Growth -- B               2007      --    23.70 to 23.22        --   1.85 to 1.40     0.00          7.36 to 7.20
                                            2006     147    22.08 to 21.66     3,205   1.85 to 1.40     0.00          3.35 to 2.89
                                            2005     170    21.36 to 21.05     3,615   1.85 to 1.40     0.00         5.25 to (0.25)
                                            2004     144    20.29 to 20.14     2,903   1.75 to 1.40     0.00          9.00 to 8.62
                                            2003      78    18.62 to 18.54     1,442   1.75 to 1.40     0.00        30.67 to 30.22
Scudder Strategic Income -- B               2007      --    14.94 to 14.67        --   1.85 to 1.40     5.79          2.05 to 1.89
                                            2006     172    14.64 to 14.40     2,498   1.85 to 1.40     4.40          7.24 to 6.76
                                            2005     173    13.65 to 13.49     2,354   1.85 to 1.40     7.67         0.51 to (0.34)
                                            2004     156    13.58 to 13.50     2,114   1.75 to 1.40     0.00          6.76 to 6.39
                                            2003      71    12.72 to 12.69       901   1.75 to 1.40     0.00          1.76 to 1.53
Scudder Technology Growth -- B              2007      --    23.73 to 23.24        --   1.85 to 1.40     0.00          3.72 to 3.56
                                            2006      69    22.88 to 22.45     1,574   1.85 to 1.40     0.00       (0.96) to (1.40)
                                            2005      75    23.10 to 22.76     1,724   1.85 to 1.40     0.12          3.26 to 1.48
                                            2004      68    22.68 to 22.50     1,542   1.75 to 1.40     0.00         0.06 to (0.29)
                                            2003      42    22.67 to 22.57       941   1.75 to 1.40     0.00        44.15 to 43.65
Scudder Total Return -- B                   2007      --    18.52 to 18.14        --   1.85 to 1.40     2.87          4.10 to 3.94
                                            2006     147    17.79 to 17.46     2,593   1.85 to 1.40     2.20          8.30 to 7.81
                                            2005     172    16.43 to 16.19     2,805   1.85 to 1.40     2.30          2.46 to 0.19
                                            2004     206    16.03 to 15.91     3,298   1.75 to 1.40     1.09          4.88 to 4.51
                                            2003     160    15.29 to 15.22     2,446   1.75 to 1.40     0.00        15.92 to 15.52
Scudder Turner Mid Cap Growth -- B          2007      --    28.00 to 27.43        --   1.85 to 1.40     0.00          9.40 to 9.23
                                            2006      99    25.59 to 25.11     2,515   1.85 to 1.40     0.00          4.74 to 4.27
                                            2005     112    24.43 to 24.08     2,725   1.85 to 1.40     0.00          9.71 to 4.00
                                            2004      85    22.27 to 22.10     1,892   1.75 to 1.40     0.00          9.09 to 8.71
                                            2003      40    20.42 to 20.33       810   1.75 to 1.40     0.00        46.02 to 45.51
Small Cap Index Series I                    2007      74    17.22 to 17.13     1,274   1.75 to 1.40     1.62       (3.53) to (3.87)
                                            2006      85    17.91 to 17.47     1,515   1.75 to 1.40     0.52        15.98 to 15.58
                                            2005      98    15.50 to 15.10     1,515   1.75 to 1.40     0.55          2.45 to 2.09
                                            2004     130    15.18 to 14.77     1,960   1.75 to 1.40     0.31        15.69 to 15.29
                                            2003     136    13.17 to 12.80     1,775   1.75 to 1.40     0.00        43.76 to 43.26
Small Cap Index Series II                   2007     660    17.93 to 17.48    11,758   1.85 to 1.40     0.94       (4.15) to (8.20)
                                            2006     342    19.03 to 18.24     6,336   1.85 to 1.40     0.33        15.72 to 15.20
                                            2005     366    16.48 to 15.83     5,879   1.85 to 1.40     0.35         2.26 to (1.64)
                                            2004     402    16.16 to 15.59     6,323   1.75 to 1.40     0.20        15.50 to 15.09
                                            2003     254    14.03 to 13.55     3,469   1.75 to 1.40     0.00        43.31 to 42.81
Small Cap Opportunities Series I            2007     128    22.58 to 22.22     2,872   1.75 to 1.40     1.86       (8.95) to (9.27)
                                            2006     161    24.80 to 24.49     3,977   1.75 to 1.40     0.70          8.92 to 8.54
                                            2005     202    22.77 to 22.56     4,587   1.75 to 1.40     0.00        16.36 to 16.09

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*     RATIO**       TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
Small Cap Opportunities Series II           2007     328  $21.95 to $11.17  $  7,217  1.90% to 1.15%    1.54%    (8.86)% to (7.54)%
                                            2006     360    24.71 to 12.23     8,807   1.85 to 1.15     0.53         8.66 to (2.29)
                                            2005     369    22.74 to 22.47     8,363   1.85 to 1.40     0.00         6.12 to (1.99)
                                            2004     115    21.43 to 21.31     2,461   1.75 to 1.40     0.07        23.73 to 23.30
                                            2003      39    17.32 to 17.28       682   1.75 to 1.40     0.00        38.56 to 38.24
Small Company Value Series I                2007     372    24.19 to 23.08     8,736   1.75 to 1.40     0.15       (2.58) to (2.92)
                                            2006     468    24.91 to 23.15    11,306   1.75 to 1.40     0.07        13.82 to 13.42
                                            2005     607    21.97 to 20.39    12,879   1.75 to 1.40     0.28          5.55 to 5.18
                                            2004     738    20.88 to 19.36    14,823   1.75 to 1.40     0.16        23.45 to 23.02
                                            2003     786    16.98 to 15.73    12,806   1.75 to 1.40     0.39        31.81 to 31.35
Small Company Value Series II               2007     978    18.77 to 12.21    18,683   1.90 to 1.15     0.00       (2.54) to (2.78)
                                            2006   1,134    22.11 to 12.50    22,490   1.85 to 1.15     0.00        13.61 to (0.16)
                                            2005   1,196    19.51 to 17.20    21,023   1.85 to 1.40     0.06          5.30 to 0.77
                                            2004   1,139    18.58 to 16.45    19,052   1.75 to 1.40     0.09        23.20 to 22.77
                                            2003     831    15.12 to 13.40    11,304   1.75 to 1.40     0.35        31.71 to 31.25
Special Value Series II                     2007      --    20.63 to 20.21        --   1.85 to 1.40     1.63       (1.64) to (2.03)
                                            2006      35    20.97 to 20.63       735   1.85 to 1.40     0.00          9.06 to 8.57
                                            2005      42    19.23 to 19.00       811   1.85 to 1.40     0.00         3.84 to (0.32)
                                            2004      46    18.52 to 18.41       857   1.75 to 1.40     0.00        18.28 to 17.86
                                            2003       7    15.66 to 15.62       111   1.75 to 1.40     0.00        25.24 to 24.96
Strategic Bond Series I                     2007     628    21.49 to 17.50    12,570   1.75 to 1.40     9.12       (1.55) to (1.90)
                                            2006     758    21.83 to 17.84    15,541   1.75 to 1.40     6.84          5.57 to 5.20
                                            2005     847    20.68 to 16.96    16,526   1.75 to 1.40     2.89          1.27 to 0.92
                                            2004   1,066    20.42 to 16.80    20,777   1.75 to 1.40     3.89          5.18 to 4.81
                                            2003   1,279    19.41 to 16.03    23,715   1.75 to 1.40     4.98        11.54 to 11.15
Strategic Bond Series II                    2007     852    15.52 to 13.12    13,457   1.90 to 1.15     8.79       (1.41) to (2.96)
                                            2006     892    16.27 to 13.27    14,373   1.85 to 1.15     6.66          6.42 to 4.91
                                            2005     891    15.48 to 15.15    13,656   1.85 to 1.40     1.90          1.02 to 0.06
                                            2004     594    15.36 to 15.10     9,013   1.75 to 1.40     2.79          4.91 to 4.54
                                            2003     394    14.68 to 14.45     5,716   1.75 to 1.40     3.27        11.36 to 10.97
Strategic Opportunities Series I            2007      --    32.10 to 10.33        --   1.75 to 1.40     0.76          6.30 to 6.18
                                            2006   1,036     30.20 to 9.73    25,877   1.75 to 1.40     0.01        10.60 to 10.22
                                            2005   1,295     27.30 to 8.83    29,104   1.75 to 1.40     0.45          8.20 to 7.83
                                            2004   1,596     25.23 to 8.19    33,131   1.75 to 1.40     0.09        10.75 to 10.36
                                            2003   1,878     22.79 to 7.42    35,115   1.75 to 1.40     0.00        24.09 to 23.66
Strategic Opportunities Series II           2007      --    14.28 to 13.96        --   1.85 to 1.40     0.54          6.20 to 6.05
                                            2006     119    13.44 to 12.89     1,589   1.85 to 1.40     0.00         10.36 to 9.87
                                            2005     137    12.18 to 11.71     1,659   1.85 to 1.40     0.26          8.03 to 4.76
                                            2004     142    11.27 to 10.87     1,596   1.75 to 1.40     0.02        10.82 to 10.43
                                            2003     128     10.17 to 9.83     1,292   1.75 to 1.40     0.00        23.87 to 23.44
T Rowe Price Mid Value Series II            2007      65    16.37 to 16.18     1,055   1.85 to 1.40     1.60       (1.09) to (1.54)
                                            2006      70    16.55 to 16.43     1,147   1.85 to 1.40     0.05        18.39 to 17.86
                                            2005      13    13.98 to 13.94       188   1.85 to 1.40     0.00         11.85 to 1.41
Total Return Series I                       2007   1,411    18.29 to 17.60    25,258   1.75 to 1.40     7.46          6.97 to 6.60
                                            2006   1,760    17.10 to 16.52    29,476   1.75 to 1.40     3.46          2.16 to 1.81
                                            2005   2,066    16.74 to 16.22    33,921   1.75 to 1.40     2.42          1.05 to 0.70
                                            2004   2,430    16.56 to 16.11    39,569   1.75 to 1.40     3.92          3.49 to 3.13
                                            2003   2,966    16.00 to 15.62    46,792   1.75 to 1.40     2.85          3.56 to 3.19

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*     RATIO**      TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
Total Return Series II                      2007   1,991  $15.21 to $13.84  $ 30,752  1.90% to 1.15%    7.20%        7.03% to 4.90%
                                            2006   2,196    14.65 to 12.90    31,877   1.85 to 1.15     3.26          3.44 to 1.53
                                            2005   2,523    14.36 to 14.13    35,980   1.85 to 1.40     1.95         0.83 to (0.56)
                                            2004   2,577    14.25 to 14.12    36,510   1.75 to 1.40     3.24          3.25 to 2.89
                                            2003   2,424    13.80 to 13.72    33,338   1.75 to 1.40     2.20          3.41 to 3.05
Total Stock Market Index Series I           2007     112    13.21 to 13.17     1,483   1.75 to 1.40     2.10          3.71 to 3.34
                                            2006     143    12.78 to 12.49     1,821   1.75 to 1.40     1.00        13.70 to 13.30
                                            2005     163    11.28 to 11.01     1,836   1.75 to 1.40     1.13          4.23 to 3.86
                                            2004     176    10.86 to 10.59     1,898   1.75 to 1.40     0.62         10.18 to 9.80
                                            2003     175      9.89 to 9.64     1,713   1.75 to 1.40     0.00        28.73 to 28.28
Total Stock Market Index Series II          2007     809    17.66 to 17.22    14,027   1.85 to 1.40     1.22         3.05 to (2.45)
                                            2006     424    17.06 to 16.20     7,114   1.85 to 1.40     0.80        13.50 to 12.99
                                            2005     439    15.03 to 14.30     6,497   1.85 to 1.40     0.90          3.95 to 0.89
                                            2004     458    14.46 to 13.80     6,540   1.75 to 1.40     0.46         10.04 to 9.66
                                            2003     319    13.14 to 12.57     4,149   1.75 to 1.40     0.00        28.51 to 28.06
U.S. Core Series I                          2007   2,150    32.85 to 10.55    52,064   1.75 to 1.40     2.17       (0.15) to (0.50)
                                            2006   2,725    32.90 to 10.61    65,921   1.75 to 1.40     1.25          7.66 to 7.29
                                            2005   3,340     30.56 to 9.89    75,782   1.75 to 1.40     1.43          0.62 to 0.27
                                            2004   4,242     30.37 to 9.86    95,127   1.75 to 1.40     0.88          5.28 to 4.92
                                            2003   4,833     28.85 to 9.40   105,349   1.75 to 1.40     1.00        24.83 to 24.39
U.S. Core Series II                         2007     694    14.52 to 14.15     9,895   1.85 to 1.40     1.85       (0.42) to (0.87)
                                            2006     842    14.58 to 13.33    12,039   1.85 to 1.40     1.00          7.48 to 7.00
                                            2005   1,076    13.56 to 12.43    14,348   1.85 to 1.40     1.18         0.43 to (1.39)
                                            2004   1,230    13.51 to 12.41    16,363   1.75 to 1.40     0.69          5.06 to 4.70
                                            2003     966    12.86 to 11.84    12,269   1.75 to 1.40     0.81        24.65 to 24.22
U.S. Global Leaders Growth Series I         2007      95    13.34 to 13.17     1,258   1.75 to 1.40     1.25          2.18 to 1.82
                                            2006     119    13.06 to 12.94     1,544   1.75 to 1.40     0.00          0.39 to 0.04
                                            2005     129    13.00 to 12.93     1,674   1.75 to 1.40     0.11          8.29 to 8.04
U.S. Global Leaders Growth Series II        2007     249    13.30 to 13.08     3,285   1.85 to 1.40     0.89          2.05 to 1.59
                                            2006     302    13.03 to 12.87     3,911   1.85 to 1.40     0.00         0.09 to (0.36)
                                            2005     353    13.02 to 12.92     4,576   1.85 to 1.40     0.00       (0.53) to (0.88)
                                            2004      45    13.09 to 13.06       589   1.75 to 1.40     0.47          4.71 to 4.47
U.S. Government Securities Series I         2007     903    23.98 to 15.45    18,094   1.75 to 1.40     8.06          1.71 to 1.35
                                            2006   1,010    23.58 to 15.24    19,539   1.75 to 1.40     4.92          2.94 to 2.58
                                            2005   1,203    22.91 to 14.86    22,795   1.75 to 1.40     1.78         0.17 to (0.18)
                                            2004   1,498    22.87 to 14.89    28,279   1.75 to 1.40     2.02          1.45 to 1.10
                                            2003   1,852    22.54 to 14.72    34,707   1.75 to 1.40     3.48         0.32 to (0.03)
U.S. Government Securities Series II        2007     803    13.51 to 13.23    10,996   1.90 to 1.15     7.70          1.75 to 0.05
                                            2006     809    13.69 to 12.97    10,952   1.85 to 1.15     4.65          4.01 to 2.29
                                            2005     998    13.33 to 13.11    13,188   1.85 to 1.40     1.34         0.05 to (0.34)
                                            2004   1,114    13.35 to 13.20    14,757   1.75 to 1.40     1.69          1.27 to 0.91
                                            2003   1,242    13.22 to 13.08    16,277   1.75 to 1.40     2.63         0.18 to (0.17)
U.S. High Yield Series II                   2007      15    14.08 to 13.91       205   1.85 to 1.40     8.06          1.25 to 0.80
                                            2006      21    13.90 to 13.80       286   1.85 to 1.40     2.75          7.94 to 7.46
                                            2005       5    12.88 to 12.84        67   1.85 to 1.40     0.00          3.04 to 0.15
U.S. Large Cap Value Series I               2007     793    14.91 to 14.07    11,523   1.75 to 1.40     1.06       (1.73) to (2.08)
                                            2006     978    15.17 to 14.37    14,499   1.75 to 1.40     0.58          9.12 to 8.74
                                            2005   1,181    13.91 to 13.21    16,086   1.75 to 1.40     0.45          4.35 to 3.99
                                            2004   1,411    13.33 to 12.71    18,445   1.75 to 1.40     0.28          7.87 to 7.49
                                            2003   1,182    12.35 to 11.82    14,287   1.75 to 1.40     0.38        35.16 to 34.69

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                           UNIT FAIR VALUE            EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                   UNITS       HIGHEST       ASSETS      HIGHEST       INCOME         HIGHEST
                SUB-ACCOUNT                 YEAR  (000S)      TO LOWEST      (000S)     TO LOWEST*     RATIO**      TO LOWEST***
                -----------                 ----  ------  ----------------  --------  -------------  ----------  -----------------
U.S. Large Cap Value Series II              2007     697  $15.57 to $12.71  $ 10,923  1.90% to 1.15%    0.74%    (0.17)% to (1.66)%
                                            2006     784    16.33 to 12.89    12,561   1.85 to 1.15     0.40          8.83 to 3.02
                                            2005     938    15.00 to 14.14    13,843   1.85 to 1.40     0.12          4.26 to 2.21
                                            2004   1,079    14.39 to 13.59    15,307   1.75 to 1.40     0.21          7.59 to 7.22
                                            2003     808    13.37 to 12.66    10,660   1.75 to 1.40     0.33        34.78 to 34.31
UBS Large Cap Series I                      2007   1,364    15.52 to 15.38    21,150   1.75 to 1.40     0.52       (5.85) to (6.08)
UBS Large Cap Series II                     2007     104    15.51 to 15.32     1,613   1.85 to 1.40     0.60       (0.14) to (0.60)
                                            2006      10    15.53 to 15.41       150   1.85 to 1.40     0.22        14.45 to 12.07
                                            2005       7    15.29 to 13.75       101   1.85 to 1.40     0.00         10.35 to 2.72
Utilities Series I                          2007     231    22.10 to 21.59     5,041   1.75 to 1.40     1.93        25.62 to 25.18
                                            2006     307    17.59 to 17.24     5,351   1.75 to 1.40     2.18        29.19 to 28.74
                                            2005     270    13.62 to 13.39     3,647   1.75 to 1.40     0.47        15.20 to 14.80
                                            2004     295    11.82 to 11.67     3,468   1.75 to 1.40     0.93        27.62 to 27.17
                                            2003     213      9.26 to 9.17     1,961   1.75 to 1.40     0.95        32.66 to 32.20
Utilities Series II                         2007     251    34.12 to 33.26     8,340   1.85 to 1.40     1.61        25.33 to 24.76
                                            2006     284    27.22 to 24.79     7,562   1.85 to 1.40     2.05        28.96 to 28.38
                                            2005     244    21.11 to 19.27     5,066   1.85 to 1.40     0.30         14.94 to 3.24
                                            2004     171    18.37 to 16.81     3,100   1.75 to 1.40     0.76        27.43 to 26.99
                                            2003      79    14.41 to 13.22     1,133   1.75 to 1.40     0.76        32.39 to 31.93
Value Series I                              2007     367    29.30 to 25.88    10,314   1.75 to 1.40     1.32          6.70 to 6.33
                                            2006     472    27.46 to 24.34    12,458   1.75 to 1.40     0.38        19.37 to 18.95
                                            2005     520    23.01 to 20.46    11,529   1.75 to 1.40     0.64        11.00 to 10.61
                                            2004     615    20.73 to 18.50    12,315   1.75 to 1.40     0.60        13.57 to 13.17
                                            2003     728    18.25 to 16.35    12,885   1.75 to 1.40     1.17        36.83 to 36.35
Value Series II                             2007     275    20.16 to 14.57     5,423   1.90 to 1.15     1.03          6.76 to 6.40
                                            2006     250    19.49 to 13.62     4,786   1.85 to 1.15     0.19         19.12 to 8.79
                                            2005     230    16.40 to 16.08     3,737   1.85 to 1.40     0.43         10.80 to 3.39
                                            2004     216    14.84 to 14.62     3,171   1.75 to 1.40     0.39        13.44 to 13.04
                                            2003     125    13.11 to 12.93     1,622   1.75 to 1.40     1.12        36.68 to 36.20
Wellington Small Cap Growth Series II       2007     113    19.56 to 13.96     2,090   1.90 to 1.15     0.00        12.47 to 10.64
                                            2006      72    17.67 to 12.39     1,273   1.85 to 1.15     0.00        11.64 to (1.04)
                                            2005      30    15.83 to 15.78       478   1.85 to 1.40     0.00         26.62 to 7.70
Wellington Small Cap Value Series II        2007     211    15.77 to 13.02     3,258   1.90 to 1.15     0.59       (4.25) to (6.39)
                                            2006     132    16.74 to 13.57     2,180   1.85 to 1.15     0.00         17.38 to 8.40
                                            2005      58    14.26 to 14.22       827   1.85 to 1.40     0.00        14.06 to (2.00)
Wells Capital Core Bond Series II           2007      17    13.34 to 13.18       229   1.85 to 1.40     7.42          4.58 to 4.11
                                            2006      17    12.76 to 12.66       211   1.85 to 1.40     1.59          2.18 to 1.72
                                            2005       7    12.48 to 12.44        85   1.85 to 1.40     0.00       (0.13) to (0.46)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

6. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE       OLD NAME                                        NEW NAME
--------------       ---------------------------------------------   ----------------------------------------------------
October 1, 1997      FNAL Variable Account                           The Manufacturers Life Insurance Company of New York
                                                                     Separate Account A

October 1, 1997      First North American Life Assurance Company     The Manufacturers Life Insurance Company of New York

November 1, 1997     NAWL Holding Co., Inc.                          Manulife-Wood Logan Holding Co., Inc.

September 24, 1999   Wood Logan Associates, Inc.                     Manulife Wood Logan, Inc

January 1, 2005      The Manufacturers Life Insurance Company of     John Hancock Life Insurance Company of New York
                     New York Separate Account A                     Separate Account A

January 1, 2005      The Manufacturers Life Insurance Company of     John Hancock Life Insurance Company of New York
                     New York                                        Separate Account A.

January 1, 2005      Manulife Financial Securities LLC               John Hancock Distributors LLC

January 1, 2005      Manufacturers Securities Services LLC           John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                    * * * * *

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements


          (1) Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A (Part B of the registration statement). [FILED HEREWITH]



          (2) Financial Statements of the Depositor, John Hancock Life Insurance Company of New York (Part B of the registration statement). [FILED HEREWITH]


     (b)  Exhibits

          (1) (a) Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account - Incorporated by reference to Exhibit (b)(1)(a) to Form N-4, file number 33-46217, filed February 25, 1998.

               (b) Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account - Incorporated by reference to Exhibit (b)(1)(b) to Form N-4, file number 33-46217, filed February 25, 1998.

               (c) Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E - Incorporated by reference to Exhibit (b)(1)(c) to Form N-4, file number 33-46217, filed February 25, 1998.

          (2) Agreements for custody of securities and similar investments.- Not Applicable.

          (3) (a) Form of Underwriting and Distribution Agreement-Incorporated by reference to Exhibit 3(a) to the registration statement on Form N-4, file number 333-61283, filed on April 29, 2002

               (b) Form of Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufacturers Securities Services, LLC (Underwriter), and General Agents - Incorporated by reference to Exhibit 3(b) to the registration statement on Form N-4, file number 333-61283, filed on April 29, 2002.

          (4) (a) Form of Specimen Contract: Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating - Incorporated by reference to Exhibit
                    (b)(4)(a) to Form N-4 on pre-effective amendment no. 2 to this registration statement, file no 333-138846, filed February 12, 2007.


               (b) Form of Specimen Income Plus for Life Rider - Incorporated by reference to Exhibit 4(b)(vi) to Post-effective Amendment #30 to the registration statement on Form N-4, file number 033-79112, filed April 28, 2008.



               (d) Form of Specimen Principal Plus for Life Rider - Incorporated by reference to Exhibit 4(b)(vii) to Post-effective Amendment #30 to the registration statement on Form N-4, file number 033-79112, filed April 28, 2008.



               (e) Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider - Incorporated by reference to
                    Exhibit 4(b)(viii) to Post-effective Amendment #30 to the registration statement on Form N-4, file number 033-79112, filed April 28, 2008.



               (f) Form of Annual Step Death Benefit Rider - Incorporated by reference to Exhibit 4(b)(x) to Post-effective Amendment #30 to the registration statement on Form N-4, file number 033-79112, filed April 28, 2008.


          (5) (a) Form of Specimen Application: Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating - Incorporated by reference to Exhibit
                    (b)(5)(a) to Form N-4 on pre-effective amendment no. 2 to this registration statement, filed February 12, 2007.

          (6) (a)(i) Declaration of Intention and Charter of First North American Life Assurance Company - Incorporated by reference to Exhibit (b)(6)(a)(i) to Form N-4, file number 33-46217, filed February 25, 1998.

               (a)(ii) Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company - Incorporated by reference to Exhibit (b)(6)(a)(ii) to Form N-4, file number 33-46217, filed February 25, 1998.

               (a)(iii) Certificate of amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York - Incorporated by reference to Exhibit
                    (b)(6)(a)(iii) to Form N-4, file number 33-46217, filed February 25, 1998.

               (a)(iv) Certificate of Amendment of the Declaration of Intention
                    and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005. Incorporated by reference to Exhibit (b)(6)(a)(iv) to post-effective amendment no. 1 to this registration statement, filed May 1, 2007.


               (a)(v) Certificate of Amendment of the Declaration of Intention
                    and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006. Incorporated by reference to Exhibit (b)(6)(a)(v) to post-effective amendment no. 1 to this registration statement, filed May 1, 2007.


               (b) By-laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006. Incorporated by reference to Exhibit (b)(6)(b) to post-effective amendment no. 1 to this registration statement, filed May 1, 2007.

          (7) Contract of reinsurance in connection with the variable annuity contracts being offered - Not Applicable.

          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

               (a) Administrative Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit (8) to post-effective amendment no. 5 to this registration statement filed on April 29, 2002.

               (b) Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company - Incorporated by reference to Exhibit 1(A)(8)(c) to Form S-6, file number 333-33351, filed March 16, 1998.


               (c)(i) Participation Agreement among John Hancock Life Insurance
                    Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.



               (ii) Shareholder Information Agreement between John Hancock Life
                    Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.



               (iii) Shareholder Information Agreement between John Hancock Life
                    Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.



               (iv) Form of Participation Agreement among The Manufacturers
                    Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.



               (v) Form of Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.



               (vi) Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.


          (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit (b)(9) to Form N-4 on pre-effective amendment no. 2 to this registration statement, filed February 12, 2007.


          (10) Written consent of Ernst & Young LLP, independent registered public accounting firm - [FILED HEREWITH]


          (11) All financial statements omitted from Item 23, Financial Statements - Not Applicable.

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - Not Applicable.

          (13) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 - Incorporated by reference to Exhibit (b)(13) to Form N-4, 33-76162 filed March 1, 1996.


          (14) Power of Attorney -James D. Gallagher, Thomas Borshoff, Marc Costantini, Steven A. Finch, Ruth Ann Fleming, William P. Hicks III, Katherine MacMillan, Neil M. Merkl, Lynne Patterson, Bradford J. Race Jr., Diana Scott, Bruce R. Speca, Robert L. Ullmann, - Incorporated by reference to Exhibit 14 to Post-effective Amendment #2 to this registration statement on Form N-4, file number 333-138846, filed November 9, 2007, 2008.

Item 25. Directors and Officers of the Depositor.

    OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                             AS OF FEBRUARY 27, 2008


NAME AND PRINCIPAL BUSINESS ADDRESS    POSITION WITH DEPOSITOR
-----------------------------------    -----------------------
James D. Gallagher*                    Chairman and President
Thomas Borshoff*                       Director
Marc Costantini*                       Director and Executive Vice President
Steven A. Finch*                       Director
Ruth Ann Fleming*                      Director
William P. Hicks III*                  Director
Katherine MacMillan**                  Director, Senior Vice President, Retirement Plan Services
Neil M. Merkl*                         Director
Lynne Patterson**                      Director, Senior Vice President and Chief Financial Officer
Bradford J. Race, Jr.*                 Director
Diana Scott*                           Director
Bruce R. Speca*                        Director
Robert L. Ullmann*                     Director
Emanuel Alves*                         Secretary and Chief Administrative Officer
James R. Boyle*                        Executive Vice President, US Insurance
Philip Clarkson**                      Vice President, US Taxation
Brian Collins**                        Vice President, US Taxation
Edward Eng*                            Vice President, Product Development, Retirement Plan Services
Richard Harris***                      Appointed Actuary
Helene Landow                          Director of State Compliance Office
Peter J. Levitt**                      Senior Vice President and Treasurer
Gregory Mack*                          Senior Vice President, Distribution
Hugh McHaffie*                         Executive Vice President, US Wealth Management
Steven McCormick*                      Vice President, Operations, Retirement Plan Services
Krishna Ramdial**                      Vice President, Treasury
Thomas Samoluk*                        Vice President, Government Relations
Jonnie Smith*                          Vice President, Administration
Jeffery J. Whitehead*                  Vice President and Controller


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports certain benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.


On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2007 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2007

                                                                                                       ----------------------
                                                                                                         Manulife Financial
                                                                                                        Corporation (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |-----------------
                                                                                                                  |
                                                                                                                  |
                                                                                                       ----------------------
                                                                                                       The Manufacturers Life
                                                                                                        Insurance Company (1)
                                                                                                              (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |
 -----------------------------------------------------------------------------------------------------------------
|                  |                |                    |         :        |                  |              |
|                  |                |                    |         : 97.74% |                  |              |
|    ------------- |  ------------- |  --------------    |   -------------- |  --------------- |  ----------- |  ----------
|          NAL     |    MFC Global  |     Berkshire      |      Manulife    |      Manulife    |   MFC Global |      MLI
|       Resources  |    Investment  |     Insurance      |      Insurance    --    Holdings    |      Fund    |   Resources
|---   Management  |--  Management  |-- Services Inc.    |     (Thailand)          (Bermuda)    -- Management  --   Inc.
|        Limited   |     (U.S.A.)   |     (Ontario)      |       Public      --     Limited         (Europe)      (Alberta)
|       (Canada)   |      Limited   |                    |       Company    |      (Bermuda)        Limited
|                  |     (Canada)   |                    |       Limited    |                      (England)
|                  |                |                    |     (Thailand)   |
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                  |                |                    |         |        |                          |             :
|                  |                |                    |         |99.9999%|                          |             : 99.91%
|                  |                |                    |         |        |                          |             :
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|       Manulife   |     Manulife   |      Berkshire     |       Manulife   |   Manufacturers      MFC Global     Manulife
|      Securities  |     Holdings   |     Investment     |         Asset    |--  P&C Limited       Investment       Life
|--- International  --  (Alberta)   |--     Group,       |      Management  |    (Barbados)        Management     Insurance
|         Ltd.           Limited    |        Inc.        |      (Thailand)  |                       (Europe)       Company
|       (Canada)        (Alberta)   |     (Ontario)      |       Company    |                       Limited       (Japan)
|                                   |                    |       Limited    |                      (England)
|                                   |                    |     (Thailand)   |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                           |       |                    |                  |                                        |
|                           |       |                    |                  |                                        |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|       Manulife         Manulife   |     Berkshire      |      Manulife    |   Manufacturers                    MFC Global
|---     Bank of         Holdings   |--  Securities      |---   (Vietnam)   |       Life                         Investment
|        Canada         (Delaware)  |       Inc.         |       Limited    |--  Reinsurance                     Management
|       (Canada)            LLC     |     (Ontario)      |      (Vietnam)   |      Limited                         (Japan)
|                       (Delaware)  |                    |                  |    (Barbados)                        Limited
|                                   |                    |                  |                                      (Japan)
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|                           |       |                    |          |       |
|                           |       |                    |          |       |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------
|       Manulife           The      |   EIS Services     |      Manulife    |     Manulife
|---     Canada       Manufacturers |     (Bermuda)      |       Vietnam    |   International
|         Ltd.         Investment    --    Limited       |        Fund       --   Holdings
|       (Canada)       Corporation        (Bermuda)      |     Management          Limited
|                      (Michigan)                        |       Company          (Bermuda)
|                                                        |       Limited
|                                                        |      (Vietnam)
|    -------------    -------------    --------------    |   --------------    ---------------
|                           |                            |                            |
|                           |----------------            |                            |----------------
|                           |                |           |                            |                |
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|     First North          John           Manulife       |      Manulife           Manulife        Manulife
|---   American        Hancock Life      Reinsurance     |---  (Singapore)     (International)       Asset
|      Insurance         Insurance         Limited       |      Pte. Ltd.          Limited        Management
|       Company           Company         (Bermuda)      |     (Singapore)        (Bermuda)         (Asia)
|      (Canada)          (U.S.A.)                        |                                          Limited
|                       (Michigan)                       |                                        (Barbados)
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|                           |                            |                           |                 |
|                   --------| 57%                        |                           | 51%             |
|                  |        |                            |                           |                 |
|    ------------- |  -------------    --------------    |   --------------    ---------------    -----------
|         FNA      |   John Hancock      PT Asuransi     |      Manulife          Manulife-        Manulife
 ---   Financial   |    Investment      Jiwa Manulife    |        Asset           Sinochem           Asset
         Inc.      |    Management        Indonesia   95%|     Management           Life          Management
       (Canada)    |     Services,         (1) (2)   --------  (Singapore)        Insurance       (Hong Kong)
                   |      LLC(3)         (Indonesia)     |        Pte.            Co. Ltd.          Limited
                   |    (Delaware)                       |        Ltd.             (China)        (Hong Kong)
                   |                                     |     (Singapore)
     ------------- |  -------------    --------------    |   --------------    ---------------    -----------
           |       |       /|\               :           |
           |       |        |  38%           :           |
           |       |        |                :           |
     ------------- |  -------------    --------------    |   --------------
       Elliott &   |      John          PT Manulife      |         The
         Page      |  Hancock Life         Aset          |    Manufacturers
        Limited    |    Insurance        Manajemen        ---     Life
       (Ontario)    --   Company         Indonesia            Insurance Co.
                       of New York      (Indonesia)          (Phils.), Inc.
                        (New York)                            (Philippines)
     -------------    -------------    --------------        --------------

----------------------
  Manulife Financial
 Corporation (Canada)
----------------------
           |
           |
           |---------------------------------------
           |                                        |
           |                                        |
----------------------                   ----------------------
The Manufacturers Life                    John Hancock Holdings
 Insurance Company (1)                     (Delaware) LLC (3)
       (Canada)                                (Delaware)
----------------------                   ----------------------
                                                    |
                                                    |
                                         ----------------------
                                         John Hancock Financial
                                             Services, Inc.
                                               (Delaware)
                                         ----------------------
                                                    |
                                                    |
                                                 -------------------------------------------------
                                                |                         |                       |
                                                |                         |                       |
                                         -------------------     -------------------     -------------------
                                            John Hancock             John Hancock            John Hancock
                                           Life Insurance           International        International, Inc.
                                               Company              Holdings, Inc.          (Massachusetts)
                                           (Massachusetts)         (Massachusetts)
                                         -------------------     -------------------     -------------------
                                                |                         |                       |
                                                |                         |                       |
          --------------------------------------|                         | 45.76%                | 50%
         |                                      |                         |                       |
         |        -----------------      -------------------     -------------------     -------------------
         |        PT Asuransi Jiwa            John Hancock        Manulife Insurance        John Hancock
   96.24%|------     John Hancock     --   Subsidiaries LLC       (Malaysia) Berhad          Tianan Life
         |          Indonesia (1)    |         (Delaware)             (Malaysia)          Insurance Company
         |           (Indonesia)     |                                                         (China)
         |        -----------------  |   -------------------     -------------------     -------------------
         |                           |
         |        -----------------  |   -------------------
         |           John Hancock    |       John Hancock
          ------    Variable Life    |--  Financial Network,
                  Insurance Company  |           Inc.
                   (Massachusetts)   |      (Massachusetts)
                  -----------------  |   -------------------
                                     |
                                     |   -------------------
                                     |     Hancock Natural
                                     |--   Resource Group,
                                     |          Inc.
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |       Declaration
                                     |--    Management &
                                     |      Research LLC
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |      The Berkeley
                                      -- Financial Group LLC
                                           (Delaware) (3)
                                         -------------------
                                                  :
                                                  :
                                         -------------------
                                            John Hancock
                                              Funds LLC
                                             (Delaware)
                                         -------------------

(1) The Manufacturers Life Insurance Company holds indirectly the remaining 3.76% of PT Asuransi Jiwa John Hancock Indonesia through PT Asuransi Jiwa Manulife Indonesia.

(2) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(3) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

.....    Indirect Control

----    Direct Control

Prepared by: Corporate Tax
Date:        Revised March 11, 2008

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.


As of MARCH 31, 2008, there were 164 qualified and 90 non-qualified contracts of the series offered hereby outstanding.


Item 28. Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Variable Annuity Account H                              Principal Underwriter
John Hancock Variable Annuity Account U                              Principal Underwriter
John Hancock Variable Annuity Account V                              Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Variable Annuity Account I                              Principal Underwriter
John Hancock Variable Annuity Account JF                             Principal Underwriter
John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter



     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, Warren Thomson***, and Karen Walsh*) who have authority to act on behalf of JHD LLC.


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon St, Boston, MA 02116

     (c)  None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31. Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company ("Manulife"). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32. Undertakings.


     (a) Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.



          John Hancock Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.



     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended


          The Company is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.


     (c)  Undertakings Pursuant to Item 32 of Form N-4



          (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;



          (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and



          (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to the Registration Statement and have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this twenty-eighth day of April 2008.


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT A
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
    (Depositor)


By: /s/ James D. Gallagher
    ---------------------------------
    James D. Gallagher
    Chairman and President


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ James D. Gallagher
    ---------------------------------
    James D. Gallagher
    Chairman and President

                                   SIGNATURES


     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the twenty-eighth day of April 2008.



Signature                        Title
---------                        -----


/s/ James D. Gallagher           Chairman and President
------------------------------   (Principal Executive Officer)
James D. Gallagher


/s/ Lynne Patterson              Director, Senior Vice President and CFO
------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery J. Whitehead         Controller
------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


         *                       Director
------------------------------
Thomas Borshoff


         *                       Director
------------------------------
Marc Costantini


         *                       Director
------------------------------
Steven A. Finch


         *                       Director
------------------------------
Ruth Ann Fleming


         *                       Director
------------------------------
William P. Hicks III


         *                       Director
------------------------------
Katherine MacMillan


         *                       Director
------------------------------
Neil M. Merkl


         *                       Director
------------------------------
Bradford J. Race, Jr.


         *                       Director
------------------------------
Diana Scott


         *                       Director
------------------------------
Bruce R. Speca


         *                       Director
------------------------------
Robert L. Ullmann


*/s/ Thomas J. Loftus            Senior Counsel - Annuities
------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                  EXHIBIT INDEX

ITEM NO.                          DESCRIPTION
--------   --------------------------------------------------------
24.(b)10   Consent of Independent Registered Public Accounting Firm